PROSPECTUS
                                 CLASS A SHARES
                                 April 30, 2007
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust").

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Credit Suisse Global Natural Resources Fund
JNL/Credit Suisse Long/Short Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FI Balanced Fund (FORMERLY, JNL/FMR BALANCED FUND)
JNL/FI Mid-Cap Equity Fund (FORMERLY, JNL/FMR MID-CAP EQUITY FUND)
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management 10 x 10 Fund
JNL/Mellon Capital Management Index 5 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)
JNL/PPM America Value Equity Fund (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Retirement Income Fund
JNL/S&P Retirement 2015 Fund
JNL/S&P Retirement 2020 Fund
JNL/S&P Retirement 2025 Fund
JNL/S&P Disciplined Moderate Fund
JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund

THE JNL/S&P MANAGED CONSERVATIVE FUND, THE JNL/S&P MANAGED MODERATE FUND, THE JNL/S&P MANAGED MODERATE GROWTH FUND, THE JNL/S&P MANAGED GROWTH FUND, THE JNL/S&P MANAGED AGGRESSIVE GROWTH FUND, THE JNL/S&P RETIREMENT INCOME FUND, THE JNL/S&P RETIREMENT 2015 FUND, THE JNL/S&P RETIREMENT 2020 FUND, THE JNL/S&P RETIREMENT 2025 FUND, THE JNL/S&P DISCIPLINED MODERATE FUND, THE JNL/S&P DISCIPLINED MODERATE GROWTH FUND, AND THE JNL/S&P DISCIPLINED GROWTH FUND, ARE ALSO REFERRED TO IN THIS PROSPECTUS AS THE JNL/S&P FUNDS.

EACH FUND, EXCEPT THE JNL/S&P FUNDS, JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND, JNL/MELLON CAPITAL MANGEMENT INDEX 5 FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND OFFER TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company ("Jackson"). The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

                                 ---------------

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION  OF EACH FUND,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE;  PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST..............................................................................................303

MANAGEMENT   OF   THE   FUNDS;   FUND   EXPENSES;   SUB-ADVISORY   ARRANGEMENTS;
ADMINISTRATIVE  FEE,  CLASSES OF SHARES;  DISTRIBUTION  PLAN;  THE  DISTRIBUTOR;
INVESTMENT  IN TRUST SHARES;  "MARKET  TIMING"  POLICY;  DISCLOSURE OF PORTFOLIO
SECURITIES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS................................................................................................312

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

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
                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

         o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-25.47%     30.02%     9.99%     7.23%     7.86%
------      ------     ------    ------    ------
2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

 ------------------------------------------------------ --------------------- ------------------- -------------------
                                                               1 year               5 year          Life of Fund*
 ------------------------------------------------------ --------------------- ------------------- -------------------
 JNL/AIM Large Cap Growth Fund (Class A)                        7.86%                4.27%               6.00%
 S&P 500 Index                                                 15.79%                6.19%               7.32%
 Russell 1000 Growth Index                                      9.15%                1.59%               3.42%
 ------------------------------------------------------ --------------------- ------------------- -------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                          0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.01%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $103
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $322
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $558
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,236
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc., was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts ("REITs") that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering ("IPO") market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

          o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

               The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o INVESTMENT IN IPOS. The Fund may participate in the IPO market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

36.38%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 14.27% (1st quarter of 2006) and its lowest quarterly return was 0.60% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ -------------------- --------------------
                                                                               1 year            Life of Fund*
------------------------------------------------------------------------ -------------------- --------------------
JNL/AIM Real Estate Fund (Class A)                                             36.38%               32.32%
MSCI US REIT Index                                                             36.03%               30.43%
FTSE NAREIT Index                                                              35.05%               29.95%
------------------------------------------------------------------------ -------------------- --------------------

The MSCI US REIT Index and FTSE NAREIT Index are broad-based, unmanaged indices. The NAREIT universe includes as eligible securities all tax qualified REITS with common shares traded on NYSE, AMEX or NASDAQ National Market List. The companies in these companies must be valued at over $100 million, and meet minimum liquidity rules.
*The Fund began operations on May 2, 2005.

Effective December 31, 2006, the Fund replaced the MSCI REIT Index (the "Prior Index") with the FTSE NAREIT Index (the "New Index") as its benchmark. In June 2005, responsibility for maintaining the Prior Index was transitioned from Morgan Stanley to MSCI. Since the transition, information made publicly available by MSCI has been limited and generally includes the daily price change of the Prior Index. NAREIT recently hired FTSE to manage the New Index. Daily pricing and constituent securities information for the New Index are publicly available and allow managers for the Fund to conduct a detailed analysis of the New Index's total return and attribution.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.03%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $105
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $328
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $569
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,259
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub-Sub-Adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St., N.E., Atlanta, Georgia 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2006, IINA and its affiliates managed approximately $203 billion in total assets. As of December 31, 2006, AMVESCAP managed approximately $463 billion in total assets.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

o    Joe  V.  Rodriguez,  Jr.  (Lead  Manager),   Portfolio  Manager,  has  been
     responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1989.

o Ping Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with AIM and/or its affiliates since 1998.

o Paul Curbo, CFA, Portfolio Manager, has been responsible for the Fund since January 2007 and has been associated with AIM and/or its affiliates since 1998.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

A I M is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-27.32%     38.43%     6.86%     8.42%     14.49%
------      ------     ------    ------    ------
2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------- --------------------- ------------------- -------------------
                                                             1 year               5 year          Life of Fund*
----------------------------------------------------- --------------------- ------------------- -------------------
JNL/AIM Small Cap Growth Fund (Class A)                      14.49%                5.93%               8.81%
Russell 2000 Growth Index                                    18.50%               11.45%               9.15%
----------------------------------------------------- --------------------- ------------------- -------------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.16%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $118
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $368
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $638
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,409
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc.

A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Credit Suisse Global Natural Resources Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal conditions a minimum of 95% (or the majority of its assets) of its assets in worldwide companies active in the extraction, production, processing and trading of the following products: chemicals, building materials, metal and other raw materials, timber and paper products, containers and packaging as well as companies in the energy resources sector. Furthermore, the Fund may invest in companies which obtain the majority of their revenues by financing the above activities.

The Fund may invest up to 15% of its net assets, irrespective of currency and regardless of the issuer's country of origin, in convertible and warrant bonds, providing the associated rights confer entitlement to the subscription of shares in companies in which the Fund is permitted to invest under terms of its investment policy.

Furthermore, the Fund may invest in listed and equity-linked notes, providing the underlying equities relate to companies permitted under the terms of the Fund's investment policy. Investments in equity-linked notes, together with convertible and warrant bonds, may not exceed 15% of the net assets of the Fund.

No single holding of the Fund may be in excess of 10% of a company's total value. It is required that 70% of the Fund's assets are to be held in stocks that are included in the MSCI Index customized benchmark. The exposure to a stock, which is not included in the benchmark, may not be actively increased beyond 3% of the Fund's assets at the time of purchase. The Fund is not permitted to hold more than 4% of its assets in a single position that is not included in the benchmark. The Fund pursues a target of 2.0% excess return over the benchmark, with a range of active risk ("Tracking Error") of 3.0-6.0%.

Below are the sub-sector investment guidelines for the Fund and its MSCI Index customized benchmark:

MSCI Metals & Mining Index:   Benchmark Weighting = 50%   Fund Range = 35 - 65%
MSCI Oil & Gas Index:         Benchmark Weighting = 25%   Fund Range = 15 - 35%
MSCI Paper & Forest  Index:   Benchmark Weighting = 15%   Fund Range = 10 - 20%
MSCI  Chemicals Index:        Benchmark Weighting = 10%   Fund Range = 5 - 15%

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.06%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $108
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $337
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major country, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Global Natural Resources Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Group ("CSG"). CSG's office is located at Giesshubelstrasse 30, PO Box 800, Zurich, Switzerland, CH-8070.

In connection with Credit Suisse's service as Sub-Adviser to the Fund, Credit Suisse Asset Management Limited ("Credit Suisse Limited") will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by Credit Suisse from time to time. Credit Suisse Limited is compensated by Credit Suisse at no additional expense to the Trust. Credit Suisse Limited is located at One Cabot Square, London, UK E14 4QJ.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Jay Bhutani and Neil Gregson.

Neil Gregson, Managing Director, in 2006 became the Head of Global Emerging Market Equities and Chief Investment Officer for Equities in Emerging Europe, the Middle East and Africa. Mr. Gregson has been a manager of the Fund since its inception. Since 2000, Mr. Gregson has served as lead portfolio manager for the Credit Suisse Global Natural Resources Strategy. Prior to joining Credit Suisse in 1990, Mr. Gregson served as an Investment Analyst in Johannesburg. Previously, Mr. Gregson was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson earned a BSc (Hons.) in Mining Engineering from Nottingham University. Mr. Gregson is a member of the Association of Investment Management Research and was a member of its Council from 1997 to early 1999.

Vipin Ahuja, Director, who joined the team in 2007 as a global energy analyst and portfolio manager of the Fund. He joined Credit Suisse from HSBC where he was a Senior Global Oil & Gas Analyst and was consistently ranked top 5 in internal client rankings from April 2005 to April 2007. Prior to joining HSBC, he worked as a Senior Oil & Gas Analyst at Dresdner Kleinwort from February 1998 to March 2005, Deutsche Morgan Grenfell from 1992 to 1997, and DSP Merrill Lynch Ltd from 1992 to 1997. Prior to joining the securities industry in 1992, he worked as a chemical engineer at Gea Wiegand GmbH in New Delhi. He holds a BTech in Chemical Engineering from the Indian Institute of Technology (IIT) and an MBA from the Indian Institute of Management (IIM). Mr. Ahuja is a member of the Association of Investment Management Research and is a CFA Charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory and sub-sub advisory agreements is available in the Fund's Annual Report dated December 31, 2006.

JNL/CREDIT SUISSE LONG/SHORT FUND

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/Credit  Suisse
Long/Short Fund is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's principal investment strategy is to employ a proprietary, quantitative multi-factor model to select an equity portfolio with long-run average total returns greater than the benchmark Standard & Poor's ("S&P") 500 Index and with investment risk similar to the S&P 500 Index. The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of
factors  in  the   multi-factor   stock  selection   model.  The  Fund's  active
quantitative equity management strategy allows the portfolio simultaneously invest in stocks and to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks. The strategy employed by this Fund is a natural expansion of enhanced indexing and long/short strategies, referred to as the US Equity - Short Extension strategy. This strategy offers the portfolio management team increased flexibility to express their views on certain equities while maintaining--to a large degree--the S&P 500 Index's risk factors, such as sector and industry exposures.

The Sub-Adviser employs symmetric long and short stock positions around a full market exposure to the S&P 500 Index. Long positions are typically held at 120% of the underlying stock portfolio, and the short constraint is relaxed to a degree allowing short positions of 20% of the underlying stock portfolio. The portfolio, including the net short positions, therefore maintains an expected beta of one to the S&P 500 Index while capturing better performance, in the long-run, than the S&P 500 Index.

With this 120/20 approach, the Sub-Adviser pursues a performance target range of 2.0-3.5% excess return over the S&P 500 Index with a volatility range of 2.0-4.0% over the S&P 500 Index. The Strategy thus strives to achieve an information ratio between 0.75-1.00.

The Sub-Adviser will predominantly invest in large-cap US equities, employing an investment-universe encompassing the constituents of the S&P 500 Index. In addition, the Sub-Adviser in general will maintain characteristics - risk factor exposures, sector and industry weights, etc. - similar to those of the S&P 500 Index.

INVESTMENT PROCESS

     The Sub-Adviser adheres to rigorous and disciplined portfolio construction and risk management. The strategy employs a transparent and innovative quantitative equity investment process, encompassing four steps: (1) formulation of investment views, (2) construction of expected returns, (3) portfolio optimization and implementation, (4) performance monitoring and attribution analysis.

     The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of factors in the Sub-Adviser's proprietary multi-factor stock selection model. The Portfolio Managers' also utilize their discretion in their selection of portfolio implementation parameters and implementation of short positions in the portfolio.

STEP 1: FORMULATING INVESTMENT VIEWS
     The Sub-Adviser utilizes five distinct factor groups - (Valuation, Profitability, Growth, Momentum, and Capital-Use & Balance Sheet Quality) to construct investment views and forecast stock returns. The selection of these factor groups was determined by the Sub-Adviser through rigorous quantitative research. Each one of the five factor groups is composed of a set of individual fundamental factors that broadly measure similar information. For example, the Valuation factor group includes measures such as price-to-earnings ratio and price-to-cash flow ratio, both of which relate information about the value (i.e. expensiveness or cheapness) of a company. The Profitability factor group includes ratios such as return on equity and return on invested capital, both of which describe a company's returns to capital, or profitability.

STEP 2: CONSTRUCTING THE EXPECTED RETURNS
     The second step of the investment process involves calculating the expected returns of individual stocks given the investment views. Expected returns are simultaneously calculated for each and every stock in the investment universe according to the following procedures: (a) scoring each stock on the basis of its attractiveness by each of the five factor groups; (b) applying a set of weights to the five scores from (a) based on each stock's unique characteristics; and (c) making a final adjustment to the expected return of each stock given the risks of each stock, i.e., integrating the risk and reward profiles of the companies by penalizing higher risk stocks and rewarding lower risk stocks. The set of expected returns constructed above reflects the Portfolio Managers' best estimate of the relative attractiveness of each stock in the investment universe.

STEP 3: PORTFOLIO CONSTRUCTION AND IMPLEMENTATION
     Portfolio construction and implementation is the third step of the investment process. The expected returns constructed above and the risk model are combined in an optimization software with client investment guidelines to derive the optimal portfolio. The portfolio optimization defines the Sub-Adviser's buys and sells. In general, the investment guideline or restrictions on the Short-Extension Strategy will be added as constraints in the portfolio optimization process to ensure the adherence to investment guideline. The portfolio optimization also ensures that risk characteristics of the portfolio, including sector, industry and risk index exposure, to be similar to those of benchmark and to be within that of the investment guideline.

     Portfolio implementation follows the portfolio construction. A defined trading strategy is selected and closely followed, with trade controls (post-trade analysis) and implementation based on the principles of best execution being paramount to the successful construction of the client portfolio.

STEP 4: PERFORMANCE MONITORING AND ATTRIBUTION ANALYSIS
     An extensive performance monitoring and attribution analysis process is the final step of the investment process. The performance of the five factor groups is monitored on a daily basis, as is the portfolio's exposure to those factor groups. Expected tracking error, market risk and company-specific risk components, client constraints, benchmark changes, corporate actions, and cash management are among the issues monitored and addressed on a daily basis by the portfolio management team. In addition, regular investment updates of the sources of risk of the Fund and refinements to the stock selection process are considered integral to the ongoing management of client assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o SHORT SALES RISK. The Fund may take positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop. Because they expose the Fund to risks associated with securities it does not own, short positions involve speculative exposure risk. As a result, if the Fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

          o SPECULATIVE EXPOSURE RISK. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         1.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.70%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year. The amount includes the estimated costs associated with the Fund's short sales on equity securities. The percentage shown represents estimates for the Fund's initial year of operations and assumes that the Fund maintains short equity positions of approximately 20% of its net assets. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Dividend expense on short sales is estimated to be 0.37% of the 0.50%. In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions, which is estimated to be 0.12% of the 0.50%. The Fund's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $173
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $536
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Long/Short Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Equity Fund Management Company ("CSEFMC"). CSEFMC's registered office is in Luxembourg, at 5 rue Jean Monnet.

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the Fund. The current group members are Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead portfolio managers of the Credit Suisse Quantitative Strategies Group. Each portfolio manager has served in such capacity since the Fund's inception.

Joseph Cherian, Managing Director, has been a member of the team since 2006. Since 2004, he has been the Global Head of the Quantitative Strategies Group. Prior to joining Credit Suisse, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of Finance at Boston University. Mr. Cherian holds a BS in Mechanical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (formerly, the Association for Investment Management Research
- AIMR).

William Weng, Director, has been a member of the team since 2006. Since 2004, he has been a Senior Quantitative Analyst in the Quantitative Strategies Group. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, a MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a member of the team since 2006. Since 2004, he has been a portfolio manager in the Quantitative Strategies Group, since 2004, where he focuses on U.S. equity investment products. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA with a concentration in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the portfolio managers believe have the potential for growth over the intermediate and long-term. The Fund may also invest in preferred stocks and convertible securities that the portfolio managers believe may permit the Fund to achieve its investment objective. The Fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers' strategy combines a "bottom up" research process with a relative-valuation discipline in purchasing stocks. In general, the Fund's portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the Fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the Fund's ability to achieve its investment objective may be affected adversely.

The Sub-Adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

32.35%     16.54%     23.55%     0.28%     -9.83%     -20.53%     24.54%     6.32%     3.37%     12.35%
------     ------     ------     ------    ------     ------      ------     ------    ------    ------
 1997       1998       1999       2000      2001       2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
---------------------------------------------- --------------------------- ------------------- --------------------
                                                         1 year                  5 year             10 year*
---------------------------------------------- --------------------------- ------------------- --------------------
JNL/Eagle Core Equity Fund (Class A)                     12.35%                   4.09%               7.72%
S&P 500 Index                                            15.79%                   6.19%               9.07%
---------------------------------------------- --------------------------- ------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                         0.73%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                              0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                   0.94%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee reflects a reduction that was effective October 2, 2006.
** Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $96
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $300
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $520
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,155
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as Sub-Adviser, Eagle supervises and manages the investment portfolio of the Fund. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the Large Cap Core Fund. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years. Mr. Skeppstrom has primary responsibility for companies within the consumer staples, communications, financials and leisure sectors; (2) Mr. John Jordan III is a Vice President and portfolio co-manager since joining Eagle in April 2001. Prior to joining Eagle, Mr. Jordan served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Jordan covers companies within the capital goods/industrials, basic industry, consumer discretionary and communications/networking equipment sectors; (3) Mr. Craig Dauer is a Vice President and has co-portfolio management responsibilities since joining in April 2001. Prior to joining Eagle, Mr. Dauer served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Dauer is responsible for covering pharmaceuticals, medical devices, consumer staples and retailers; and (4) Mr. Robert Marshall is a Vice President since joining Eagle in September 2002. From 1995 to 2002, Mr. Marshall served as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Marshall covers cyclical growth companies, technology (enterprise hardware, semiconductors, computer services and software) and brokerages.

Each portfolio manager is responsible for actively researching companies within their individual areas of expertise and uses intensive fundamental analysis to develop proprietary earnings and valuation models for each company he follows. The team applies this relative-valuation approach consistently across the portfolio every day. Initial recommendations on a course of action are made by the portfolio co-manager responsible for each sector. Buy-and-sell decisions are made in consultation with the team. As managing director, Mr. Skeppstrom ultimately authorizes all co-managers' buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/EAGLE SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The Sub-Adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The Sub-Adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

27.64%     1.18%     19.27%     -13.25%     11.00%     -22.77%     39.97%     18.80%     2.52%     20.03%
------     ------    ------     ------      ------     ------      ------     ------     ------    ------
 1997       1998      1999       2000        2001       2002        2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
 ---------------------------------------------------- ----------------------- ------------------ -------------------
                                                              1 year               5 year             10 year*
 ---------------------------------------------------- ----------------------- ------------------ -------------------
 JNL/Eagle SmallCap Equity Fund (Class A)                     20.03%                9.57%              8.88%
 Russell 2000 Growth Index                                    13.41%                6.35%              7.58%
 ---------------------------------------------------- ----------------------- ------------------ -------------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.83%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses**                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.05%
------------------------------------------------------------------------------------------------ --------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                  $107
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $334
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $579
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,283
--------------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, a Senior Vice President, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 as a Senior Vice President and has portfolio management responsibilities for its small cap equity accounts. He was appointed a Managing Director in June 1999. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund. As portfolio manager, Mr. Boksen dedicates the majority of his time to investment research and portfolio management and acts as a generalist, covering a variety of different issues. The research analysts and portfolio manager are responsible for performing in-depth fundamental research for the portfolio. Mr. Boksen relies upon a team of research analysts for in-depth company information. The research analysts are specialists, assigned to specific industries. Team members meet on a daily basis to discuss investment candidates, as well as securities in the portfolio. Mr. Boksen retains final authority for all buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI BALANCED FUND (FORMERLY JNL/FMR BALANCED FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), manages the Fund to maintain a balance between stocks and bonds. When Pyramis 's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. Pyramis may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, Pyramis's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, Pyramis is not constrained by any particular investment style. In buying and selling securities for the Fund, Pyramis generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

Pyramis may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. Pyramis may invest the Fund's assets in investment-grade debt securities by investing in other funds. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o GROWTH RISK. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-4.49%     -6.57%     13.73%     9.42%     10.09%     10.79%
------     ------     ------     ------    ------     ------
 2001       2002       2003       2004      2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
---------------------------------------------------------- ------------------ ------------------- -------------------
                                                                1 year              5 year          Life of Fund*
---------------------------------------------------------- ------------------ ------------------- -------------------
JNL/FI Balanced Fund (Class A)                                   10.79%              7.23%               4.33%
S&P 500 Index                                                    15.79%              6.19%               1.14%
Lehman Brothers Government/Corporate Bond Index                   0.04%              4.38%               6.00%
Balanced Hybrid Composite**                                      12.96%              7.75%               6.15%
---------------------------------------------------------- ------------------ ------------------- -------------------

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.
* The Fund began operations on May 1, 2000.
** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.75%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.02%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.97%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $99
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $309
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $536
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,190
----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Balanced Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Larry Rakers is a Vice President and portfolio manager for Fidelity Investments. He manages Fidelity Balanced Fund, Fidelity Advisor Balanced Fund and VIP:
Balanced Portfolio. Mr. Rakers joined Fidelity as an equity research analyst in 1993. Mr. Rakers managed Fidelity Select Computers Portfolio and Fidelity Advisor Technology Portfolio from January 2000 and Fidelity Select Technology Portfolio from February 2000 until June 2001. He was named a Vice President in June 2001 when he started managing the Fidelity Convertible Securities Fund. He was also technology sector leader from January 2000 to June 2001. Mr. Rakers also managed Fidelity Convertible Securities Fund from June 2001 until February 2002, when he assumed management responsibility for Fidelity Balanced Fund. He began managing Fidelity Advisor Balanced Fund and VIP: Balanced Portfolio in June 2005. Before joining Fidelity, Mr. Rakers was a project engineer for Loral Corporation in Lexington, Massachusetts, from 1986 to 1993. Mr. Rakers received bachelor of science and master of science degrees in metallurgical engineering from the University of Illinois in 1985 and 1987 respectively. He also received an MBA from Northeastern University in 1993.

Brett Kozlowski is vice president and Co-Manager of the Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI MID-CAP EQUITY FUND (FORMERLY JNL/FMR MID-CAP EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Mid-Cap Equity Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), normally invests 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Fund, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets tis definition after purchase continue to be considered to have a medium market capitalization for the purposes of the 80% policy. The size of the companies in each index changes with the market conditions and the composition of the index. Although Pyramis focuses on investing the Fund's assets in securities issued by medium-sized companies, Pyramis may also make investments in securities issued by larger or smaller companies.

Pyramis normally invests a majority of the Fund's equity assets in medium-sized companies. Pyramis may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Pyramis is not constrained by any particular investment style. At any given time, Pyramis may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

15.01%     35.16%     124.19%     -34.74%     -40.19%     -29.21%     35.65%     18.00%     6.16%     12.06%
------     ------     ------      ------      ------      ------      ------     ------     ------    ------
 1997       1998       1999        2000        2001        2002        2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
-------------------------------------------------- --------------------- -------------------- ---------------------
                                                          1 year               5 year               10 year*
-------------------------------------------------- --------------------- -------------------- ---------------------
JNL/FI Mid-Cap Equity Fund (Class A)                      12.06%                6.15%                6.24%
S&P MidCap 400 Index                                      10.35%               10.89%               14.46%
-------------------------------------------------- --------------------- -------------------- ---------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Mid-Cap Equity Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Founding Strategy Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's assets are invested in a combination of mutual funds ("Underlying Funds") on a fixed percentage basis. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

The  Fund  seeks  to  achieve  its   objective  by  making   equal   allocations
(approximately 33 1/3%) of its assets and cash flows to the following three Underlying Funds:

     o    JNL/Franklin Templeton Income Fund*; and
     o    JNL/Franklin Templeton Global Growth Fund*; and
     o    JNL/Franklin Templeton Mutual Shares Fund*.

* The investment policies of the Underlying Funds are described elsewhere in this prospectus.

The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be monitored daily by the Fund's Adviser and the Fund's allocations to the Underlying Funds will be rebalanced whenever the actual allocations exceed plus or minus 3% of the predetermined fixed allocation percentages. Also, the performance and income distributions of the Fund may differ from the performance and income distributions of the Underlying Funds as a result of the small variations in the Fund's allocations. Please see the disclosure for the Underlying Funds for their respective principal investment strategies and risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance (and the performance of the Underlying Funds), such as:

          o MARKET RISK. The market price of securities owned by the Underlying Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the Underlying Fund's Sub-Adviser if other investors fail to recognize the company's value or the factors that the Underlying Fund's Sub-Adviser believes will increase the price of the security do not occur.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Underlying Fund invests in bonds issued by a foreign government, it may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. An Underlying Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES. An Underlying Fund may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund's Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or about to be, involved in reorganizations, financial restructurings or bankruptcy.

               A merger or other restructuring or tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Fund, depending on the nature and extent of the derivatives in the Underlying Fund's portfolio. If the Underlying Fund's Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Underlying Funds may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the ability of the Underlying Fund's Sub-Adviser to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                     1.09%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.15%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Growth Fund, and the JNL/Franklin Templeton Mutual Shares Fund, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based upon the target allocations to the Underlying Funds. Actual amounts may be higher or lower than these shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $117
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $365
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL/Franklin Templeton Founding Strategy Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management for each of its current 61 portfolios. JNAM currently manages approximately $21 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Mark D. Nerud was elected President of the Trust, effective December 2006. Mr. Nerud has been a manager of the Fund since its inception. Mr. Nerud has been associated with JNAM and/or its affiliates since 1996. Prior to being elected President, Mr. Nerud was Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies advised by JNAM since December 2002. From August 1997 to December 2002, Mr. Nerud was Vice President and Assistant Treasurer of the Trust and other affiliated investment companies. Mr. Nerud was elected President of JNAM in January 2007. From November 2000 to January 2007, he was the Chief Financial Officer of JNAM. He is also Vice President of Fund Accounting and Administration of Jackson National Life Insurance Company, an affiliate of JNAM and the Trust, since January 2000.

     o William V. Simon was elected Vice President and Assistant Treasurer of the Trust effective December 2006. Mr. Simon has been a manager of the Fund since its inception. Mr. Simon has been associated with JNAM and/or its affiliates since 1996. Mr. Simon was elected Vice President and Chief Operating Officer of JNAM in January 2007. In addition to being Vice President and Assistant Treasurer of the Trust and other affiliated investment companies, Mr. Simon has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since July 2004. From August 2000 through July 2004, Mr. Simon was a Director at Jackson National Life Insurance Company.

     o Daniel W. Koors was elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 2006. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Global Growth Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

An equity security or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to shareholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Fund also invests in depository receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

In addition to the Fund's main investments, depending upon current market conditions, the Fund may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally to pay interest to the holder. Bonds, notes and debentures are examples of debt securities. In order to increase income to the Fund, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers.

The Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. No more than 5% of the Fund's total assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for this Fund, the Sub-Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Sub-Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.90%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.11%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $113
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $353
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Global Growth Fund is Templeton Global Advisors Limited ("Global Advisors"), Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Murdo Murchison, CFA (EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Mr. Murchison has research responsibilities for the media industry as well as European banks. He joined Franklin Templeton Investments in 1993. Mr. Murchison earned a bachelor of law degree, with honors, from Edinburgh University, and went on to Glasgow University to obtain his diploma of legal practice. He is a Chartered Financial Analyst (CFA) Charterholder.
     o Jeffrey A. Everett, CFA (PRESIDENT AND DIRECTOR OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. He is responsible for all investment strategies and portfolio management activities for portfolios managed by Templeton's Global Equity investment professionals, who work from the eight global offices of the Templeton Global Equity Group. He joined Franklin Templeton Investments in 1989. Mr. Everett earned a B.S. in Finance from Pennsylvania State University and is a Chartered Financial Analyst (CFA) Charterholder.
     o Lisa F. Myers, CFA (VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Ms. Myers is the lead equity portfolio manager of Templeton Growth Fund. Ms. Myers also manages institutional separate accounts with international and global mandates. She is the coordinator of the global consumer team and has direct research responsibility for the global retail and textile and apparel industries. She joined Franklin Templeton Investments in 1996. Ms. Myers earned her B.A. from the University of Pennsylvania and her J.D. from Georgetown University, where she also taught legal research and writing. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and is a member of the CFA Institute.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P(R)") and Moody's Investors Service ("Moody's") are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase.

The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by foreign or a domestic company.

The Fund's manager searches for securities it deems to be undervalued or out-of-favor securities and believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

     o    Management strength, experience and track record;
     o    Responsiveness to changes in interest rates and business conditions;
     o    Debt maturity schedules and borrowing requirements;
     o The company's changing financial condition and market recognition of the change; and
     o A security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations repurchase agreements, money market fund shares and other money market instruments. The Sub-Adviser also may invest these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

While the Fund does not concentrate in any one industry, it may make significant investments in the utilities, healthcare, and financial services sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER RATED SECURITIES. High-yield bonds, commonly referred to as "Junk Bonds", generally have more credit risk than higher-rated securities.

               Companies using high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

               The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

               High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when thy do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.90%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.10%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $112
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $350
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $606
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,340
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Income Fund is Franklin Advisers, Inc. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Edward D. Perks, CFA (VICE PRESIDENT OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1992.
     o Charles B. Johnson (CHAIRMAN OF THE BOARD OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1957.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

INVESTMENT  OBJECTIVE.  The investment  objective of the JNL/Franklin  Templeton
Mutual  Shares  Fund  is  capital   appreciation,   which  may  occasionally  be
short-term, and secondarily, income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the Sub-Adviser expects to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The Fund invests predominately (80% or more) in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

The Fund intends to invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets. In addition, from time to time, the Fund may use forward foreign currency exchange contracts to hedge against currency risks when the Sub-Adviser believes it would be advantageous to the Fund to do so. The Fund also may invest up to 15% of its net assets in securities with a limited trading market.

The Fund invests primarily in securities that the Sub-Adviser believes are trading at a discount to their intrinsic value. To a lesser extent, the Fund also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Fund generally purchases securities for investment purposes, the Sub-Adviser also may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Fund may benefit.

When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company's securities relative to the Sub-Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser's own analysis of the security's intrinsic value rather than coupon rate or rating of the security.

The Sub-Adviser may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o STOCK INVESTING RISK. Although this may not be the case in foreign markets, in the U.S. stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

          o VALUE INVESTING RISK. Value securities may not increase in price as anticipated by the Sub-Adviser, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Adviser believes will increase a security's market value do not occur.

               The Funds' bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered "cheap" in the Sub-Adviser's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

          o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES RISK. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

          o FOREIGN SECURITIES RISK. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SHORT SALE INVESTING RISK. The Fund may engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or is otherwise undervalued, and sells short the security that the Sub-Adviser believes is either expensive relative to the price of the other security or is otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. However, the Fund may also engage in uncovered short sales unrelated to an arbitrage strategy.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER-RATED AND UNRATED DEBT SECURITIES RISK. Securities rated below investment grade, sometimes called "junk bonds" and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in nondefaulted bonds. Purchasers of participations in undebtedness, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.06%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $108
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $337
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. The Sub-Adviser may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in U.S. or non- U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Mutual Shares Fund is Franklin Mutual Advisers, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Together, Franklin Mutual and its affiliates manage over $552 billion in assets as of December 31, 2006.

The following individuals are jointly responsible for the day-to-day management of the Fund. The portfolio manager for the Fund has primary responsibility for the investments of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio managers provide research and advice on the purchases and sales of individual securities and portfolio risk assessment. Mr. Langerman and Mr. Segal are co-portfolio managers for the Fund and Ms. Turner is an assistant portfolio manager for the Fund.

     o Peter A. Langerman (PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He rejoined Franklin Templeton Investments, an affiliate of Franklin Mutual in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Mr. Langerman graduated magna cum laude from Yale University, earning his B.A. in Russian studies. He holds a Master's degree in Accounting from New York University Graduate School of Business and received his Juris Doctor from Stanford University Law School.
     o Deborah A. Turner, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. Ms. Turner has been an assistant portfolio manager since 2001. Prior to that she was an Analyst from 1996 to 2001. She joined Franklin Templeton Investments in 1996. From 1993 to 1996, Ms. Turner was employed at Heine Securities Corporation as an Analyst. Ms. Turner has more than 13 years of experience in the investment management industry. Ms. Turner earned her B.A. in Economics from Vassar College. She is a Chartered Financial Analyst (CFA) Charterholder.
     o F. David Segal, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He is an analyst for Franklin Mutual Advisers specializing in the autos and auto parts, paper and forest products and special situations. He joined Franklin Templeton Investments in 2002. Previously, Mr. Segal was an analyst in the Structured Finance Group of MetLife from 1999 to 2002. He has 13 years of experience in the financial services industry. Mr. Segal earned his B.A. from the University of Michigan, Ann Arbor and an M.B.A. from New York University's Stern School of Business. He is a Chartered Financial Analyst (CFA) Charterholder. Mr. Segal is a member of the New York Society of Security Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts that they manage and their ownership of Fund shares.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

     o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;
     o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or
     o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) under $3.5 billion at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

17.71%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.69% (1st quarter of 2006) and its lowest quarterly return was -3.06% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------- -------------------- --------------------
                                                                                  1 year            Life of Fund*
--------------------------------------------------------------------------- -------------------- --------------------
JNL/Franklin Templeton Small Cap Value Fund (Class A)                             17.71%               16.94%
Russell 2500 Value Index                                                          20.24%               20.38%
--------------------------------------------------------------------------- -------------------- --------------------

The Russell 2500 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.03%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.19%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $121
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $378
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $654
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,443
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By having significant investments in a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of the Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.
     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.
     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1988.
     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS CORE PLUS BOND FUND (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Core Plus Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (securities rated BB- or below by one nationally recognized statistical ratings organization or, if unrated, determined by the Sub-Adviser to be of comparable quality) (commonly referred to as "junk bonds"), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The
Fund does not currently intend to invest more than 75% of assets in non-investment grade securities. For purposes of this 75% constraint, the Fund will not deem a security to be non-investment grade if one NRSRO rates the security as investment grade.

The Sub-Adviser uses duration management as a fundamental part of the management for this Fund. Generally, the Sub-Adviser expects to track the duration of the Lehman Brothers Aggregate Bond Index (plus or minus 1.5 years) although the securities held may have short, intermediate, and long terms to maturity. The Fund's average duration will not likely exceed 6 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, Goldman Sachs Asset Management, L.P. ("GSAM(R)") replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

10.66%     2.46%     1.87%     7.28%     6.71%     8.38%     13.53%     6.91%     2.62%     4.77%
------     ------    ------    ------    ------    ------    ------     ------    ------    ------
1997       1998      1999      2000      2001      2002      2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
--------------------------------------------------------------- ----------------- ------------- -------------------
                                                                     1 year          5 year          10 year*
--------------------------------------------------------------- ----------------- ------------- -------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class A)                       4.77%           7.17%           6.46%
Lehman Brothers Aggregate Bond Index                                  4.33%           5.06%           6.20%
--------------------------------------------------------------- ----------------- ------------- -------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.70%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.90%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $92
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $287
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $498
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                     $1,108
------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund is GSAM, 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. AND GLOBAL Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

     o James B. Clark (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994 after working as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to becoming co-head of the US Fixed Income Team, James headed the portfolio management group specializing in mortgage-backed and asset-backed securities.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/GOLDMAN SACHS MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $849 million and $21.7 billion Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

15.73%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 6.06% (1st quarter of 2006) and its lowest quarterly return was -1.41% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year            Life of Fund*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund (Class A)                                  15.73%               18.00%
Russell Mid Cap Value Index                                                     15.64%               21.19%
------------------------------------------------------------------------- -------------------- --------------------

The Russell Mid Cap Value Index is a broad-based, unmanaged index. *The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.84%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.06%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $585
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,294
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.
     o Dolores Bamford (MANAGING DIRECTOR) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.
     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.
     o Andrew Braun (MANAGING DIRECTOR) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.
     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.
     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.
     o Sean Gallagher (MANAGING DIRECTOR) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.
     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.
     o Edward Perkin, CFA (VICE PRESIDENT) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Short Duration Bond Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus one year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio's average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, corporate debt securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

Corporate debt securities include, but are not limited to, Eurobonds and Yankees issued by Sovereigns, Supranationals and other foreign entities; and preferred stocks.

The Fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio's goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.54%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.74%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $76
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $237
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $411
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $918
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Short Duration Bond Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Jonathan A. Beinner (MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER - CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1990 and is responsible for overseeing over $270 billion in fixed income and money market assets - including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds. Mr. Beinner assumed managerial oversight for U.S. Fixed Income, High Yield, and Global Fixed Income and Currency in 2001. Mr. Beinner joined Asset Management in 1990 as a mortgage-backed specialist on the US Fixed Income team and since 1993 had worked directly with Sharmin. Mr. Beinner headed up the Mortgage team in 1994, and 3 years later became the Co-Head of US Fixed Income. Mr. Beinner became a Managing Director in 1997. Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.
     o Thomas Kenny (MANAGING DIRECTOR, CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1999 as Head of the Municipal Bond Portfolio Management team. He became co-head of the US and Global Fixed Income team in 2002.
     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.
     o James Cielinski (Managing Director, Head of Investment Grade Credit) joined GSAM in September 1998 as a Corporate Bond Portfolio Manager.
     o James P. McCarthy (MANAGING DIRECTOR, HEAD OF SHORT DURATION AND STRUCTURED STRATEGIES) is a senior fixed income portfolio manager and heads the short duration fixed income and structured portfolio strategies at GSAM. In this role, Mr. McCarthy is responsible for constructing and managing portfolios for central banks, balance sheet strategies, and financial institutions. Additionally, he works closely with clients in developing and implementing customized portfolio strategy solutions. Mr. McCarthy joined GSAM in 1995 as a specialist on the mortgage-backed securities team.
     o Robert Leggett (VICE PRESIDENT, PORTFOLIO SPECIALIST) is a fixed income specialist focusing on Short Duration and Structured product strategies. Mr. Legget joined GSAM in 2001 as a Client Service Manager responsible for servicing Corporate Institutional, Pension, and Central Bank clients. Prior to joining Goldman Sachs he was a Vice President in the Chase Consulting Group, a unit of the Chase Manhattan Bank, where his responsibilities included investment evaluation, performance measurement and portfolio analytics. Mr. Leggett received a B.S. from Villanova University and an M.B.A. from the University of Connecticut.
     o Thomas D. Teles (MANAGING DIRECTOR, HEAD OF MORTGAGE-BACKED SECURITIES) is a managing director on the Fixed Income Portfolio Management team and serves as head of the Mortgage & Asset-Backed Securities team. He is also a member of the Fixed Income Strategy Group (FISG), which oversees all Global Fixed Income and Currency portfolios. Mr. Teles joined Goldman Sachs in 1997 as an associate with FICC in New York, where he worked in the Research Department, and then as a mortgage trader. He joined Goldman Sachs Asset Management in 2000. Mr. Teles became managing director in 2003 and a partner in 2006. Prior to joining the firm, Mr. Teles worked as assistant investment officer at Travelers Insurance Group from 1994 to 1997. Mr. Teles earned a BA from the University of Maryland in 1992 and an MBA from the University of Chicago in 1994.
     o Mark Van Wyk (VICE PRESIDENT) joined GSAM in 1994 and specializes in U.S. government and financial derivatives.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the Sub-Adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The Sub-Adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Sub-Adviser uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The Sub-Adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The Sub-Adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Sub-Adviser may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

J.P. Morgan Investment Management, Inc. has been serving as the Sub-Adviser to this Fund since May 2, 2005. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

2.65%     14.43%     32.11%     -13.99%     -20.29%     -20.58%     28.53%     16.34%     10.69%     22.67%
------    ------     ------     ------      ------      ------      ------     ------     ------     ------
 1997      1998       1999       2000        2001        2002        2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

 ----------------------------------------------------------------- ---------------- -------------- ------------------
                                                                       1 year          5 year          10 year*
 ----------------------------------------------------------------- ---------------- -------------- ------------------
 JNL/JPMorgan International Equity Fund (Class A)                       22.67%         10.01%            5.54%
 Morgan Stanley Europe and Australasia, Far East Equity (MSCI
 E.A.FE.) Index                                                         26.42%         14.99%            7.43%
 ----------------------------------------------------------------- ---------------- -------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International, Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.83%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.04%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $106
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $331
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $574
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,271
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The Sub-Adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

38.02%     -15.45%     -20.33%     -26.59%     39.43%     22.54%     18.57%     31.98%
------     ------      ------      ------      ------     ------     ------     ------
 1999       2000        2001         2002       2003       2004       2005       2006


In the period shown in the chart, the Fund's highest quarterly return was 20.40% (2nd quarter of 2003) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- -------------------- ------------------- -------------------
                                                                1 year               5 year          Life of Fund*
--------------------------------------------------------- -------------------- ------------------- -------------------
JNL/JPMorgan International Value Fund (Class A)                 31.98%               14.42%               6.89%
MSCI EAFE Value Index                                           31.30%               18.60%               9.59%
--------------------------------------------------------- -------------------- ------------------- -------------------

MSCI EAFE Value Index is broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.83%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                       0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    1.04%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $106
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $331
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $574
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,271
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the Sub-Adviser ranks issuers within each industry group according to their relative value. The Sub-Adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO  MANAGEMENT.  The sub-adviser to the  JNL/JPMorgan
International Value Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Jeroen Huysinga, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Huysinga, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1997. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga obtained a B.A. in economics and international studies from the University of Warwick. Mr. Huysinga is an
Associate of the Institute of Investment Management and Research. Mr. Woort-Menker who is a senior portfolio manager on the Global Equity team and the lead manager of the team's Value strategies, has been employed by J.P. Morgan since 1987. Gerd Woort-Menker, managing director, is a senior portfolio manager on the Global Investment Team. Mr. Woort-Menker currently manages international and global equity portfolios; he has also managed the International Value strategy since its inception. Mr. Woort-Menker began his career at VARTA in Hanover, where he was a financial comptroller. Mr. Woort-Menker obtained a business accounting degree from Muenster University and earned an M.A. in economics from Freiburg University. He is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/JPMorgan  U.S.
Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/JPMorgan U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

          (i)  U.S. treasury obligations;

          (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

         (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

          (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

          (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

          (vi) repurchase agreements collateralized by any of the foregoing; and

         (vii) other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the Sub-Adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, J.P. Morgan Investment Management Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007reflects the results achieved by the prior Sub-Advisers.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

9.16%     9.40%     -2.50%     11.50%     6.92%     11.47%     1.18%     3.85%     2.45%     3.25%
------    ------    ------     ------     ------    ------     ------    ------    ------    ------
1997      1998      1999       2000       2001      2002       2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ----------------- --------------- ------------------
                                                                   1 year           5 year          10 year*
------------------------------------------------------------- ----------------- --------------- ------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)
                                                                     3.25%          4.36%            5.56%
Citigroup Treasury Index                                             3.13%          4.62%            5.91%
------------------------------------------------------------- ----------------- --------------- ------------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.79%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $81
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $252
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $439
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $978
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/JPMorgan U.S. Government & Quality Bond Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, NY 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,103 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Michael Sais, Managing Director of J.P. Morgan. Mr. Sais is a Fixed Income Fund Manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMorgan Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Sais joined the firm in 1994 as a senior fixed income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. Prior to this, he served as senior investment portfolio manager of Valley National Bank of Phoenix, where he was responsible for the management of the bank's $2.2 billion investment portfolio. Mr. Sais began his career with Citibank in San Juan, Puerto Rico, as an asset/liability manager and eurodollar trader. He obtained a B.S. and an M.B.A, both in finance, from Indiana University. Mr. Sais is also a CFA charterholder and member of The CFA Institute as well as the CFA Society of Columbus.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/LAZARD EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index. The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The allocation of the Fund's assets among emerging market countries may shift from time to time based on the Sub-Adviser's judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the FFund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o EMERGING MARKETS RISK. The Fund will invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            1.15%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.02%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.37%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $139
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $434
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $750
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,646
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.

DERIVATIVES. Derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Fund's performance. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Emerging Markets Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by John R. Reinsberg and James M. Donald. Mr. Reinsberg has been with Lazard since 1992 and has been associated with the Emerging Markets Equity strategy since its inception and is a Deputy Chairman of Lazard. Mr. Donald has been with Lazard since 1996 and is a Managing Director of Lazard.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the Sub-Adviser believes are undervalued. The Fund invests in 50-70 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index at the time of purchase. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

4.77%    25.37%    13.24%    -14.08%    28.89%    24.72%    8.81%    14.56%
------   ------    ------    ------     ------    ------    ------   ------
1999     2000      2001      2002       2003      2004      2005     2006

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -16.09% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- ------------------- ------------------ ------------------
                                                                1 year             5 year          Life of Fund*
--------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Mid Cap Value Fund (Class A)                         14.56%             11.46%             10.23%
Russell MidCap(R) Index                                         15.64%             11.17%              8.65%
--------------------------------------------------------- ------------------- ------------------ ------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.04%
------------------------------------------------------------------------------------------------ --------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $106
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $331
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $574
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,271
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser, Andrew Lacey and Robert A. Failla. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively. Mr. Failla is Senior Vice President and portfolio manager and has been with Lazard since 2003. Prior to joining the Firm, Robert was associated with AllianceBernstein.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the Sub-Adviser believes are undervalued. The Fund holds between 75 - 150 securities with a market capitalization range of $200 million to $2.5 billion at the time of purchase. The Fund's returns are compared to the Russell 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

1.96%    16.60%    17.34%    -17.22%    38.83%    15.38%    4.65%    16.80%
------   ------    ------    ------     ------    ------    ------   ------
1999     2000      2001      2002       2003      2004      2005     2006

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -18.94% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

  --------------------------------------------------------- ------------------- ------------------ ------------------
                                                                  1 year             5 year          Life of Fund*
  --------------------------------------------------------- ------------------- ------------------ ------------------
  JNL/Lazard Small Cap Value Fund (Class A)                       16.80%             10.13%              7.96%
  Russell 2000 Index                                              18.50%             11.45%              7.50%
  --------------------------------------------------------- ------------------- ------------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.07%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $109
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $340
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $590
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,306
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management 10 x 10 Fund ("10 x 10 Fund") is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES. The 10 x 10 Fund seeks to achieve its objective by initially allocating in the following Funds:

     >> 50% in the Class A shares of the JNL/Mellon Capital Management JNL 5 Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 500 Index Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management Small Cap Index Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management International Index Fund*; and
     >> 10% in the Class A shares of the JNL/Mellon Capital Management Bond Index Fund*.

* The Funds are referred to as the "Underlying Funds" and are also described in this Prospectus and in the prospectus of JNL Variable Fund LLC.

The 10 x 10 Fund expects to rebalance its assets to the allocation weights specified above for each Underlying Fund every January. Between rebalance dates, when cash inflows and outflows require, the 10 x 10 Fund purchases and sells shares of the six Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE 10 X 10 FUND. An investment in the JNL 10 x 10 Fund is not guaranteed. As with any mutual fund, the value of 10 x 10 Fund's shares will change, and you could lose money by investing in this 10 x 10 Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Underlying Funds invest in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               Because one of the Underlying Funds invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the 10 x 10 Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o LIMITED MANAGEMENT RISK. The 10 x 10 Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the 10 x 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between rebalance dates. As compared to other funds, this could subject the 10 x 10 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the 10 x 10 Fund from taking advantage of opportunities available to other funds.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o TRADING COST RISK. Due to the investment strategy of the Underlying Fund, the Fund's entire portfolio may be repositioned as part of the rebalance process. This may be expected to lead to higher average costs because the Fund could be trading large volumes in a limited number of securities during a short trading period.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Underlying Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Funds, depending on the nature and extent of the derivatives in the Underlying Funds' portfolios. If an Underlying Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, an Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Underlying Funds' performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               Certain of the Underlying Funds use an indexing strategy. Such Underlying Funds do not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Funds have expenses and other investment considerations that an index does not, the Underlying Funds' performance may be lower than that of the respective index.

          o INVESTMENT STRATEGY RISK. Certain strategies of the Underlying Funds involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          o LICENSE TERMINATION RISK. Certain Underlying Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Underlying Funds. Such licenses may be terminated by the licensors, and as a result the Strategy may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund.

PERFORMANCE. The 10 x 10 Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.64%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.70%
--------------------------------------------------------------------------------------------- -----------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to the Underlying Funds. Actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $72
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $224
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE 10 X 10 FUND. The SAI has more information about the 10 x 10 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL/Mellon Capital Management 10 x 10 Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606.
JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management for each of its current 91 portfolios. JNAM currently manages approximately $26 billion in assets for the Trust and other investment companies. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The 10 x 10 Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the 10 x 10 Fund's portfolio are:

     o Mark D. Nerud was elected President of the Trust, effective December 2006. Mr. Nerud has been a manager of the 10 x 10 Fund since its inception. Mr. Nerud has been associated with JNAM and/or its affiliates since 1996. Prior to being elected President, Mr. Nerud was Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies advised by JNAM since December 2002. From August 1997 to December 2002, Mr. Nerud was Vice President and Assistant Treasurer of the Trust and other affiliated investment companies. Mr. Nerud was elected President of JNAM in January 2007. From November 2000 to January 2007, he was the Chief Financial Officer of JNAM. He is also Vice President of Fund Accounting and Administration of Jackson National Life Insurance Company, an affiliate of JNAM and the Trust, since January 2000.

     o William V. Simon was elected Vice President and Assistant Treasurer of the Trust effective December 2006. Mr. Simon has been a manager of the 10 x 10 Fund since its inception. Mr. Simon has been associated with JNAM and/or its affiliates since 1996. Mr. Simon was elected Vice President and Chief Operating Officer of JNAM in January 2007. In addition to being Vice President and Assistant Treasurer of the Trust and other affiliated investment companies, Mr. Simon has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since July 2004. From August 2000 through July 2004, Mr. Simon was a Director at Jackson National Life Insurance Company.

     o Daniel W. Koors was elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 2006. Mr. Koors has been a manager of the 10 x 10 Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Perspective 10 x 10 Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Semi-Annual Report for the fiscal year ended June 30, 2007.

JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Index 5 Fund ("Index 5 Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Index 5 Fund seeks to achieve its objective by initially allocating in the following Funds:

     >>   20% in the JNL/Mellon Capital Management S&P 500 Index Fund*;
     >>   20% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund*;
     >>   20% in the JNL/Mellon Capital Management Small Cap Index Fund*;
     >>   20% in the JNL/Mellon  Capital Management  International  Index Fund*;
          and
     >>   20% in the JNL/Mellon Capital Management Bond Index Fund*.

* The Funds are referred to as the "Underlying Funds" and are also described in this Prospectus.

The Index Fund expects to rebalance its assets to the allocation weights specified above for each Underlying Fund every January. Between rebalance dates, when cash inflows and outflows require, the Index 5 Fund purchases and sells shares of the five Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE INDEX 5 FUND. An investment in the Index 5 Fund is not guaranteed. As with any mutual fund, the value of the Index 5 Fund's shares will change, and you could lose money by investing in the Index 5 Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Underlying Funds invest in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               Because one of the Underlying Funds invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o TRADING COST RISK. Due to the investment strategy of the Underlying Fund, the Fund's entire portfolio may be repositioned as part of the rebalance process. This may be expected to lead to higher average costs because the Fund could be trading large volumes in a limited number of securities during a short trading period.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Funds to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Underlying Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Fund, depending on the nature and extent of the derivatives in the Underlying Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, the Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Underlying Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               The Underlying Funds use indexing strategies. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Undelrying Funds have expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the respective index.

          o LICENSE TERMINATION RISK. Certain Underlying Funds may rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the
               Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund.

PERFORMANCE. The Index 5 Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.62%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.68%
--------------------------------------------------------------------------------------------- -----------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to the Underlying Funds. Actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $69
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $218
------------------------------------------------------------------------------------- --------------------------

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL Index 5 Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management for each of its current 91 portfolios. JNAM currently manages approximately $26 billion in assets for the Trust and other investment companies. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The Index 5 Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Index 5 Fund's portfolio are:

     o Mark D. Nerud was elected President of the Trust, effective December 2006. Mr. Nerud has been a manager of the Index 5 Fund since its inception. Mr. Nerud has been associated with JNAM and/or its affiliates since 1996. Prior to being elected President, Mr. Nerud was Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies advised by JNAM since December 2002. From August 1997 to December 2002, Mr. Nerud was Vice President and Assistant Treasurer of the Trust and other affiliated investment companies. Mr. Nerud was elected President of JNAM in January 2007. From November 2000 to January 2007, he was the Chief Financial Officer of JNAM. He is also Vice President of Fund Accounting and Administration of Jackson National Life Insurance Company, an affiliate of JNAM and the Trust, since January 2000.

     o William V. Simon was elected Vice President and Assistant Treasurer of the Trust effective December 2006. Mr. Simon has been a manager of the Index 5 Fund since its inception. Mr. Simon has been associated with JNAM and/or its affiliates since 1996. Mr. Simon was elected Vice President and Chief Operating Officer of JNAM in January 2007. In addition to being Vice President and Assistant Treasurer of the Trust and other affiliated investment companies, Mr. Simon has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since July 2004. From August 2000 through July 2004, Mr. Simon was a Director at Jackson National Life Insurance Company.

     o Daniel W. Koors was elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 2006. Mr. Koors has been a manager of the Index 5 Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Index 5 Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Semi-Annual Report for the fiscal year ended June 30, 2007.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the S&P 500 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 500 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

27.79%     10.06%     4.37%     15.08%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was -2.25% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class A)                      15.08%                 5.69%
S&P 500 Index                                                                   15.79%                 6.25%
----------------------------------------------------------------------- ----------------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.61%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS A
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $62
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $195
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $340
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $762
---------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 400 Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 400 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals,  and  reinvestment  of income.  The  replicated  portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the S&P 400 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 400 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

34.55%     15.79%     11.98%     9.69%
------     ------     ------     ------
2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -3.27% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- --------------- ------------------
                                                                                    1 year        Life of Fund*
------------------------------------------------------------------------------- --------------- ------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)                     9.69%         10.57%
S&P 400 MidCap Index                                                                 10.35%         11.18%
------------------------------------------------------------------------------- --------------- ------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------- -------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                            0.39%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                           0.02%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                                     0.62%
------------------------------------------------------------------------------------------------- -------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $63
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $199
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $346
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $774
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San
Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president,in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/Mellon  Capital
Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index(1). The capitalization range for the Russell 2000 Index is currently approximately $25 million at the bottom of the range and $4.8 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and Russell 2000 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Russell 2000 Index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

45.88%     17.42%     4.22%     17.49%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 22.99% (2nd quarter of 2003) and its lowest quarterly return was -5.42% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class A)                    17.49%                11.05%
Russell 2000 Index                                                              18.50%                11.69%
----------------------------------------------------------------------- ----------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.61%
----------------------------------------------------------------------------------------------- ---------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $62
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $195
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $340
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $762
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) (1)Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and MSCI EAFE Free Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

37.31%     19.49%     13.31%     25.58%
------     ------     ------     ------
2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was -1.03% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------- -------------------- ------------------
                                                                                 1 year           Life of Fund*
-------------------------------------------------------------------------- -------------------- ------------------
JNL/Mellon Capital Management International Index Fund (Class A)                  25.58%              15.18%
MSCI E.A.FE. Index                                                                26.42%              15.84%
-------------------------------------------------------------------------- -------------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.45%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.67%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $68
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $214
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $373
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $835
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The
companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the MSCI EAFE Free Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund  invests  under  normal  circumstances  at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Lehman Brothers Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

The Fund can invest in a number of different kinds of "derivative" instruments to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities, to be announced (TBAs) and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

               The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the Sub-Adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

2.87%    3.74%    1.85%    3.64%
------   ------   ------   ------
2003     2004     2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.67% (3rd quarter of 2006) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Bond Index Fund (Class A)                         3.64%                 4.14%
Lehman Brothers Aggregate Bond Index                                            4.33%                 5.09%
----------------------------------------------------------------------- ----------------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.61%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $62
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $195
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $340
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $762
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by two of the following: Moody's Investors Service or Standard & Poor's or Fitch (if at least 2 ratings are available, or by one if only one rating is available); (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's Sub-Adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan has been a Managing Director of Mellon Capital Management Corporation since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990.

Lowell Bennett has been a Director of Mellon Capital Management Corporation since 2000. Mr. Bennett joined Mellon Capital in 1997 as a Vice President and fixed income strategist. He is responsible for the development and implementation of fixed income strategies of the company. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his M.B.A. degree from Stanford University in 1987. Mr. Bennett has 19 years of finance and investment experience.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Within each sector, the Fund overweights stocks that the Sub-Adviser regards as attractive and underweights or does not hold stocks that the Sub-Adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing theFund, the Sub-Adviser generally employs a three-step process:

     (i) Based on quantitative research, the Sub-Adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

     (ii) The research findings allow the Sub-Adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

     (iii) The Sub-Adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-11.38%     -11.78%     -24.94%     29.09%     11.27%     4.24%     16.84%
------      ------      ------      ------     ------     ------    ------
2000        2001        2002        2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------ ------------------- ------------------ --------------------
                                                             1 year             5 year           Life of Fund*
------------------------------------------------------ ------------------- ------------------ --------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock
Index Fund (Class A)                                         16.84%             5.59%                1.22%
S&P 500 Index                                                15.79%             6.19%                2.37%
------------------------------------------------------ ------------------- ------------------ --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 16, 1999.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS A
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee                                                                       0.59%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Fee                                                                                           0.20%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Acquired Fund Fees and Expenses*                                                                    0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Annual Fund Operating Expenses                                                                0.81%
------------------------------------------------------------------------------------------ --------------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS A
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $83
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $259
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $450
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                     $1,002
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the Sub-Adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group at the Sub-Adviser. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA, has been a Managing Director, Enhanced Equity Strategies at Mellon Capital since January 2006. He joined Mellon Capital in 1995 as a research associate. Throughout the years he has held various positions in the Equity Portfolio Management group among which were: Vice President from 2000 to 2002 and Director from 2002 to 2003. In 2003 he was promoted to Director of Enhanced Equity Strategies. Currently he heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the enhanced equity portfolio management process. Prior to joining Mellon Capital, he was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has 11 years of investment experience. Mr. Chiang received an M.B.A. from University of California at Berkeley in 2005.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/OPPENHEIMER GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notational value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market
               (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-22.33%     40.56%     17.93%     13.74%     16.96%
------      ------     ------     ------     ------
2002        2003       2004       2005       2006

In the period shown in the chart, the Fund's highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------ ---------------------- ----------------- -----------------
                                                                    1 year               5 year        Life of Fund*
------------------------------------------------------------ ---------------------- ----------------- -----------------
JNL/Oppenheimer Global Growth Fund (Class A)                        16.96%               11.35%             8.49%
Morgan Stanley Capital International World Index                    20.76%               10.60%             4.79%
------------------------------------------------------------ ---------------------- ----------------- -----------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.06%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $585
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,294
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide;
o    Companies that stand to benefit from global growth trends;
o Businesses with strong competitive positions and high demand for their products or services; and/or
o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective October 1, 2005, the portfolio manager of the Fund is Rajeev Bhaman, Senior Vice President. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman had been co-manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PIMCO REAL RETURN FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its investment objective by investing under normal circumstances in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities ("TIPS") which are issued by the U.S. government. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of December 31, 2006 was 6.43 years. For these purposes, in calculating the Fund's average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund is non-diversified, which means it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may invest all of its assets in derivative instruments, such as futures, options, forward contracts or swap agreements, or in mortgage or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used by this Fund include:

o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
o    Corporate  debt  securities  of  U.S.  and  non-U.S.   issuers,   including
     convertible securities and corporate commercial paper;
o    Mortgage-backed and other asset-backed securities;
o    Inflation-indexed bonds issued both by governments and corporations;
o    Structured   notes,   including   hybrid  or  "indexed"   securities,   and
     event-linked bonds:
o    Loan participations and assignments;
o    Delayed funding loans and revolving credit facilities;
o    Bank certificates of deposit, fixed time deposits and bankers' acceptances;
o    Repurchase agreements and reverse repurchase agreements;
o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Real Return Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

John B. Brynjolfsson, CFA, managing director, portfolio manager is primarily responsible for the day-to-day management of the Fund. Mr. Brynjolfsson joined PIMCO in 1989. He over 20 years of investment experience and is co-author of INFLATION-PROTECTION BONDS and co-editor of THE HANDBOOK OF INFLATION-INDEXED BONDS. Mr. Brynjolfsson has a bachelor's degree from Columbia College and an MBA from the MIT Sloan School of Management.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Sub-Adviser's forecast for interest rates.

The Fund may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
o    Corporate  debt  securities  of  U.S.  and  non-U.S.   issuers,   including
     convertible securities and corporate commercial paper;
o    Mortgage-backed and other asset-backed securities;
o    Inflation-indexed bonds issued both by governments and corporations;
o Structured notes, including hybrid or "indexed" securities, event-linked bonds;
o    Loan participations;
o    Delayed funding loans and revolving credit facilities;
o    Bank certificates of deposit, fixed time deposits and bankers' acceptances;
o    Repurchase agreements and reverse repurchase agreements;
o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-0.26%    11.75%    9.52%    8.85%    4.78%    4.45%    2.40%    3.38%
------    ------    ------   ------   ------   ------   ------   ------
1999      2000      2001     2002     2003     2004     2005     2006

In the period shown in the chart, the Fund's highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

 ----------------------------------------------------------- --------------------- ----------------- ----------------
                                                                    1 year              5 year        Life of Fund*
 ----------------------------------------------------------- --------------------- ----------------- ----------------
 JNL/PIMCO Total Return Bond Fund (Class A)                          3.38%              4.74%             5.66%
 Lehman Brothers Aggregate Bond Index                                4.33%              5.06%             5.69%
 ----------------------------------------------------------- --------------------- ----------------- ----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $450
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,002
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PPM AMERICA HIGH YIELD BOND FUND (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/PPM America High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. For purpose of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, including credit default swaps. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum.

In light of the risks associated with such securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. With respect to derivative instruments, the Sub-Adviser also takes into consideration the credit-worthiness of the counterparty to the transaction. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The Sub-Adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the Sub-Adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the Sub-Adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the Sub-Adviser looks for those companies that the Sub-Adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

               To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of April 30, 2007, PPM America, Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund was combined with JNL/PPM America High Yield Bond Fund, with the JNL/Salomon Brothers High Yield Fund as the surviving Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-1.76%    -4.67%    5.33%    5.76%    25.79%    8.22%    1.69%    10.51%
------    ------    ------   ------   ------    ------   ------   ------
1999      2000      2001     2002     2003      2004     2005     2006

In the period shown in the chart, the Fund's highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ----------------- ------------------ ------------------
                                                                   1 year            5 year          Life of Fund*
------------------------------------------------------------- ----------------- ------------------ ------------------
JNL/PPM America High Yield Bond Fund (Class A)                      10.51%           10.09%               5.59%
Citigroup High Yield Index                                          11.88%           10.23%               5.88%
Merrill Lynch High Yield Master II Index                            11.77%            9.86%               5.77%
Merrill Lynch High Yield Master II Constrained Index                10.76%            9.94%               5.80%
------------------------------------------------------------- ----------------- ------------------ ------------------

The Citigroup High Yield Index is a broad-based, unmanaged index.

The Merrill Lynch High Yield Master II Index is a broad-based, unmanaged index of fixed rate, non-investment-grade debt securities which are U.S. dollar denominated, nonconvertible, having at least one year remaining to maturity and an outstanding par amount of at least $100 million. The Merrill Lynch High Yield Master II Constrained Index is a subset of the Merrill Lynch High Yield Master II Index, and bonds are capitalization weighted and total allocations per issuer are capped at 2%.

* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.78%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                                   CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
1 Year                                                                                             $80
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
3 Years                                                                                           $249
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
5 Years                                                                                           $433
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
10 Years                                                                                          $966
------------------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The Sub-Adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America High Yield Bond Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A team of investment professionals at PPM, led by Anthony Balestrieri, Senior Managing Director and JoAnne M. Bianco, Senior Managing Director, manage the assets of the Fund. The team reviews portfolio holdings, discusses purchase and sale activity, and adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Fixed Income Group currently manages approximately $43 billion in assets, including approximately $6.9 in high yield bond assets for various institutional clients based in the U.S. and abroad.

Anthony Balestrieri is a Senior Managing Director and Portfolio Manager of PPM, and is responsible for managing over $11.6 billion in public investment grade, high yield, securitized and other fixed income investments. Mr. Balestrieri has over seventeen years of investment industry experience. From May, 1998 until to joining PPM in June, 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May, 1998, Mr. Balestriere was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

JoAnne M. Bianco is a Senior Managing Director and Portfolio Manager, and is responsible for managing over $6.5 billion in high yield assets across insurance, pooled investments and institutional portfolios. Ms. Bianco has over 22 years of investment experience, and joined PPM in January, 1991. Prior to joining PPM, Ms. Bianco was a debt Rating Analyst for Standard & Poor's Corporation, and a Credit Analyst and Account officer at Chemical Bank Corporation. Ms. Bianco earned a B.S. in Business Administration from Marquette University, and an M.B.A. from Northwestern University, Kellogg School of Management, and is a Chartered Financial Analyst.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/PPM AMERICA VALUE EQUITY FUND (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Value Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1.5 billion or greater.

The Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in the equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of January 16, 2007, PPM America, Inc. replaced Putnam Investment Management, LLC as the Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

21.82%    12.48%    -1.04%    6.96%    -6.32%    -19.87%    24.55%    9.76%    4.91%    13.03%
------    ------    ------    ------   ------    ------     ------    ------   ------   ------
1997      1998      1999      2000     2001      2002       2003      2004     2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- ------------------- -------------------- --------------------
                                                              1 year              5 year              10 year*
------------------------------------------------------- ------------------- -------------------- --------------------
JNL/PPM America Value Equity Fund (Class A)                   13.03%               5.36%                5.84%
S&P 500 Index                                                 15.79%               6.19%                8.41%
S&P500/Barra Value Index                                      20.91%               8.93%                9.15%
------------------------------------------------------- ------------------- -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The S&P500/Barra Value Index is an unmanaged, capitalization-weighted index composed of stocks of the S&P 500 with low price-to-book ratio relative to the S&P 500 as a whole.

* The Fund began operations on May 15, 1995. As of January 16, 2007, PPM America, Inc., replaced Putnam Investment Management, LLC as Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.65%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.85%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective January 16, 2007, the fee will be reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $87
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $271
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $471
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,049
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from pursuing its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Value Equity Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.1 billion in assets, including approximately $ 4 billion in large cap value assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/PUTNAM EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the Sub-Adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

21.88%    34.93%    29.41%    -17.85%    -25.01%    -24.01%    27.23%    13.04%    8.75%    13.75%
------    ------    ------    ------     ------     ------     ------    ------    ------   ------
1997      1998      1999      2000       2001       2002       2003      2004      2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- ------------------ ------------------ -----------------
                                                                1 year             5 year            10 year*
---------------------------------------------------------- ------------------ ------------------ -----------------
JNL/Putnam Equity Fund (Class A)                                13.75%              6.18%             5.87%
S&P 500 Index                                                   15.79%              6.19%             8.41%
---------------------------------------------------------- ------------------ ------------------ -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.77%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.98%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $88
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $274
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $477
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,061
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Chief Investment Officer on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiess was a Portfolio Manager with JP Morgan Investment Management. Richard P. Cervone is a Portfolio Member on the team. Mr. Cervone, Managing Director and Portfolio Manager on the U.S. Core Equity Team, joined Putnam in 1998 and has 8 years of investment experience.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PUTNAM MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the Sub-Adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $460 million and $20.7 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

          o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-26.97%    -29.32%    33.46%    18.62%    12.11%    5.73%
------     ------     ------    ------    ------    ------
2001       2002       2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- -------------------- -------------------- -------------------
                                                              1 year               5 year           Life of Fund*
------------------------------------------------------- -------------------- -------------------- -------------------
JNL/Putnam Midcap Growth Fund (Class A)                        5.73%                5.81%               -0.63%
Russell MidCap(R) Growth Index                                10.66%                8.22%               -0.67%
------------------------------------------------------- -------------------- -------------------- -------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $108
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $337
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $585
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,294
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC ("Putnam") located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Kevin Divney and Brian DeChristopher. Mr. Divney is a Managing Director and Co-Chief Investment Officer of the Mid Cap Growth team. Mr. Divney is a CFA Charterholder and joined Putnam in 1997 and has 16 years of investment experience. Mr. DeChristopher is a Senior Vice President and Portfolio Manager of the Mid Cap Growth Team. Mr. DeChristopher joined Putnam in 1999 and has six years of investment industry experience and is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will generally be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the Sub-Adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within a reasonable period of time.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

18.43%    10.06%    -0.11%    8.25%    10.57%    -1.93%    21.57%    10.88%    5.30%    13.65%
------    ------    ------    ------   ------    ------    ------    ------    ------   ------
1997      1998      1999      2000     2001      2002      2003      2004      2005     2006


In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- ------------------ -------------------- --------------------
                                                             1 year              5 year              10 year*
------------------------------------------------------- ------------------ -------------------- --------------------
JNL/Select Balanced Fund (Class A)                            13.65%              9.60%               9.44%
S&P 500 Index                                                 15.79%              6.19%               8.41%
Lehman Brothers Aggregate Bond Index                           4.33%              5.06%               6.20%
------------------------------------------------------- ------------------ -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

  ------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  ------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------- ------------------------
                                                                                                    CLASS A
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Management/Administrative Fee                                                                     0.58%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  12b-1 Fee                                                                                         0.20%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Other Expenses                                                                                    0.01%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Acquired Fund Fees and Expenses*                                                                  0.01%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Total Annual Fund Operating Expenses                                                              0.80%
  ----------------------------------------------------------------------------------------- ------------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                   CLASS A
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                               $82
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                             $255
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                             $444
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                            $990
---------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Edward P. Bousa, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. John C. Keogh, Senior Vice President, Partner and Fixed Income Portolio Manager of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since February 2006. Mr. Gootkind joined Wellington Management as investment professional in 2000.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The Sub-Adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the Sub-Adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

19.12%    26.87%    64.58%    -18.28%    -23.50%    -27.12%    23.97%    11.36%    1.91%    13.31%
------    ------    ------    ------     ------     ------     ------    ------    ------   ------
1997      1998      1999      2000       2001       2002       2003      2004      2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ---------------- ---------------- ----------------
                                                                   1 year           5 year          10 year*
-------------------------------------------------------------- ---------------- ---------------- ----------------
JNL/Select Global Growth Fund (Class A)                             13.31%          3.04%            6.09%
Morgan Stanley Capital International World Growth Index             16.85%          8.88%            5.98%
-------------------------------------------------------------- ---------------- ---------------- ----------------

The Morgan Stanley Capital International World Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.89%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    1.10%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $112
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $350
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $606
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,340
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew S. Offit, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was portfolio manager at American Century Investment Management (2000-2005).

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential. In selecting equity securities, the Sub-Adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

         o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INVESTMENT STYLE RISK. The Fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The Fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP, has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

12.67%    57.66%    94.43%    -20.97%    -30.18%    -29.76%    35.46%    11.67%    4.67%    4.60%
------    ------    ------    ------     ------     ------     ------    ------    ------   ------
1997      1998      1999      2000       2001       2002       2003      2004      2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- ------------------ ------------------ -------------------
                                                                1 year             5 year             10 year*
---------------------------------------------------------- ------------------ ------------------ -------------------
JNL/Select Large Cap Growth Fund (Class A)                       4.60%             3.07%               8.28%
Russell 1000(R) Growth Index                                     9.15%             1.59%               4.72%
---------------------------------------------------------- ------------------ ------------------ -------------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee                                                                   0.79%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Fee                                                                                       0.20%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.00%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Annual Fund Operating Expenses                                                            0.99%
-------------------------------------------------------------------------------------- -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $101
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $315
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $547
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                       $1,213
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew J. Shilling, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager since May 2007 and has been involved in portfolio management and securities analysis for the Fund since May 2004 and for clients of the firm for at least the past five years. Mr. Shilling joined Wellington Management as an investment professional in 1994. He became a Vice President in 1996 and a Senior Vice President in 2003.

John A. Boselli, CFA, Senior Vice President, Partner of Wellington Management and Equity Portfolio Manager, has been involved in portfolio management and securities analysis for the Fund since May 2007 and for clients of the firm for at least the past five years and has served as portfolio manager for the Fund from May 2004 to April 2007. Mr. Boselli joined Wellington Management as an investment professional in 2002. Mr. Boselli joined Wellington Management as a Vice President and investment professional in 2002 and became a Senior Vice President in 2005.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

          o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

          o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

          o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

          o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

5.01%    4.99%    4.67%    5.83%    3.45%    1.07%    0.46%    0.78%    2.71%    4.49%
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

 -------------------------------------------------------- ---------------- ------------------ -----------------------
                                                              1 year            5 year               10 year*
 -------------------------------------------------------- ---------------- ------------------ -----------------------
 JNL/Select Money Market Fund (Class A)                        4.49%             1.89%                3.33%
 Merrill Lynch Treasury Bill Index (3 month)                   4.85%             2.42%                3.80%
 -------------------------------------------------------- ---------------- ------------------ -----------------------

The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment. The 7-day yield of Class A on December 31, 2006, was 4.74%.
The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.38%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Fee                                                                                           0.20%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Annual Fund Operating Expenses                                                                0.59%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                               $60
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                              $189
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                              $329
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                             $738
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The Sub-Adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but which the Sub-Adviser believes provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

34.80%    14.77%   8.15%    20.86%
------    ------   ------   ------
2003      2004     2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 0.00% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------------- -------------------- ---------------------
                                                                          1 year            Life of Fund*
-------------------------------------------------------------------- -------------------- ---------------------
JNL/Select Value Fund (Class A)                                           20.86%                20.58%
Russell 1000 Value Index                                                  22.46%                18.34%
-------------------------------------------------------------------- -------------------- ---------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on September 30, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.64%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Fee                                                                                          0.20%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Acquired Fund Fees and Expenses*                                                                   0.01%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Annual Fund Operating Expenses                                                               0.85%
------------------------------------------------------------------------------------------ ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS A
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $87
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $271
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $471
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                          $1,049
-------------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the Sub-Adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since October 2004. Ms. Grimes joined Wellington Management as an investment professional in 1995.

John R. Ryan, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in well-established growth companies. The Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

Effective April 30, 2007, the Fund was combined with JNL/Alger Growth Fund and the JNL/Oppenheimer Growth Fund (collectively, the "Acquired Funds") with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

29.47%    27.78%    21.77%    -0.34%    -10.23%    -23.33%    30.54%    9.89%    6.09%    13.70%
------    ------    ------    ------    ------     ------     ------    ------   ------   ------
1997      1998      1999      2000      2001       2002       2003      2004     2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------ ------------- --------------- ------------------
                                                                      1 year         5 year          10 year*
------------------------------------------------------------------ ------------- --------------- ------------------
JNL/T. Rowe Price Established Growth Fund (Class A)                   13.70%          5.81%           9.10%
S&P 500 Index                                                         15.79%          6.19%           8.41%
------------------------------------------------------------------ ------------- --------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.70%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.90%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $92
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $287
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $498
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $1,108
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the T. Rowe Price Growth Stock Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the Sub-Adviser expects to grow at a faster rate than the average company. The Sub-Adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2006, generally between $521.3 million and $10.6 billion. The market cap of companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this should help to mitigate the downside risk attributable to any single poorly-performing security on overall fund performance.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;
     >>   Capable management;
     >> Attractive business niches and operate in industries experiencing increasing demand;
     >>   A sustainable competitive advantage;
     >>   Proven products or services; or
     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

18.21%    21.49%    24.01%    7.16%    -1.49%    -21.93%    38.60%    18.03%    14.10%    6.76%
------    ------    ------    ------   ------    ------     ------    ------    ------    ------
1997      1998      1999      2000     2001      2002       2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ----------------- --------------- ------------------
                                                                    1 year           5 year          10 year*
-------------------------------------------------------------- ----------------- --------------- ------------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)                      6.76%           9.23%           11.32%
S&P MidCap 400 Index                                                10.35%          10.89%           14.46%
Russell MidCap(R) Index                                             15.64%          11.17%           10.77%
-------------------------------------------------------------- ----------------- --------------- ------------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities (up to 25% of its assets, excluding reserves), futures and options, convertible securities, and warrants, in keeping with Fund objectives.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's Sub-Adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Sub-Adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-Adviser generally looks for the following:

     o Low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    Low stock price relative to a company's underlying asset values;

     o    Companies that may benefit from restructuring activities; and

     o    A sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

0.78%    -16.84%    29.97%    15.12%    6.07%    20.11%
------   ------     ------    ------    ------   ------
2001     2002       2003      2004      2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------- --------------- ------------------ -----------------
                                                                     1 year           5 year         Life of Fund*
---------------------------------------------------------------- --------------- ------------------ -----------------
JNL/T. Rowe Price Value Fund (Class A)                               20.11%            9.64%              9.19%
Russell 1000 Value Index                                             22.46%            8.16%              6.45%
---------------------------------------------------------------- --------------- ------------------ -----------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.75%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.96%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $98
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $306
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $531
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,178
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

     o    Futures and options

     o    Preferred stocks

     o    Convertible securities and warrants

     o    Fixed  income   securities,   including  lower  quality   (high-yield,
          high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

     o Hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

     o    Private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the
T. Rowe PriceValue Fund and Chairman of the fund's Investment Advisory Committee. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

SUMMARY OF MAIN RISK CHARACTERISTICS OF JNL/S&P FUNDS BASED ON TYPICAL INVESTMENT HOLDINGS OF UNDERLYING FUNDS

The main risk characteristics of the JNL/S&P Funds are summarized below. The extent of the risk exposure to each category of risk for each Fund depends on its allocation to underlying funds that invest in those categories of portfolio investments. It should be noted that the investment objectives and investment strategies of the JNL/S&P Funds remain constant regardless of which underlying funds are invested in. Thus, the inherent risk characteristics of the JNL/S&P Funds remain constant, although there may be variations in the degrees of exposure to each category of risk. Moreover, each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds. Other risks and more detailed descriptions may be found in the descriptions of each of the JNL/S&P Funds.


JNL/S&P MANAGED CONSERVATIVE   As between the five JNL/S&P Managed Funds,  the difference in risk exposure  results
FUND; JNL/S&P MANAGED          from the differing  ranges of investments in equity  securities  versus fixed income
MODERATE FUND; JNL/S&P         and money market  securities of the Funds in which they invest.  The JNL/S&P Managed
MANAGED MODERATE GROWTH        Conservative  Fund is expected to invest the lowest  percentage in equity securities
FUND; JNL/S&P MANAGED GROWTH   (approximately  10% to 30%);  the JNL/S&P  Managed  Moderate Fund a slightly  higher
FUND; AND JNL/S&P MANAGED      percentage  (approximately  30% to 50%); the JNL/S&P Managed  Moderate Growth Fund a
AGGRESSIVE GROWTH FUND (THE    slightly higher  percentage  (approximately  50% to 70%); the JNL/S&P Managed Growth
"JNL/S&P MANAGED FUNDS")       Fund a  slightly  higher  percentage  (approximately  70% to 90%);  and the  JNL/S&P
                               Managed  Aggressive  Growth  Fund  the  greatest  percentage  (approximately  80% to
                               100%). The anticipated  investments in fixed income,  money market  securities,  and other investments generally vary in inverse relationship to the equity investments.

JNL/S&P RETIREMENT INCOME      As between the four  JNL/S&P  Retirement  Funds,  the  difference  in risk  exposure
FUND; JNL/S&P RETIREMENT       results from the differing ranges of investments in equity  securities  versus fixed
2015 FUND; JNL/S&P             income and money market  securities  of the Funds in which they invest.  The JNL/S&P
RETIREMENT 2020 FUND; AND      Retirement  Income  Fund is  expected  to invest  the  lowest  percentage  in equity
JNL/S&P RETIREMENT 2025 FUND   securities  (approximately  20% to 45%); the JNL/S&P Retirement 2015 Fund a slightly
(THE "JNL/S&P RETIREMENT       higher  percentage  (approximately  30% to 80%); the JNL/S&P  Retirement 2020 Fund a
FUNDS")                        slightly higher percentage  (approximately  30% to 90%); and the JNL/S&P  Retirement
                               2025  Fund  the  greatest  percentage  (approximately  30% to  95%).  Investment  in
                               greater  percentages  of  equity  securities   correlates  with  the  later  assumed
                               retirement  date.  The  anticipated   investments  in  fixed  income,  money  market
                               securities,  and other  investments  generally vary in inverse  relationship  to the equity investments.

JNL/S&P DISCIPLINED MODERATE   As between the three  JNL/S&P  Disciplined  Funds,  the  difference in risk exposure
FUND; JNL/S&P DISCIPLINED      results from the differing ranges of investments in equity  securities  versus fixed
MODERATE GROWTH FUND;          income and money market  securities  of the Funds in which they invest.  The JNL/S&P
JNL/S&P DISCIPLINED GROWTH     Disciplined  Moderate  Fund is  expected to invest the lowest  percentage  in equity
FUND (THE "JNL/S&P             securities  (approximately 50% to 70%); the JNL/S&P Disciplined Moderate Growth Fund
DISCIPLINED FUNDS")            a  slightly  higher  percentage   (approximately   70%  to  90%);  and  the  JNL/S&P
                               Disciplined  Growth Fund the greatest  percentage  (approximately  80% to 100%). The anticipated  investments  in  fixed  income,  money  market  securities,  and  other investments generally vary in inverse relationship to the equity investments.

UNDERLYING FUND PORTFOLIO      Stocks.  All JNL/S&P  Funds.  Because the Fund will invest in underlying  funds that
SECURITIES MAJOR CATEGORIES    invest in stocks,  its returns will fluctuate with changes in stock markets.  In the
                               U.S.,  stocks have  historically  outperformed  other types of investments  over the long term.  Stocks,  however,  may  fluctuate in value more  dramatically  than many other types of investments over the short term.

                               SMALLER  AND  MID-SIZE  COMPANIES.  ALL  JNL/S&P  FUNDS.  While  smaller and midsize companies may offer substantial  opportunities for capital growth, they also involve substantial  risk and should be considered  speculative.  Historically,  smaller and midsize  company  securities  have been more  volatile in price than larger  company securities, especially over the short term.

                               FIXED  INCOME:  INTEREST  RATE RISK.  ALL JNL/S&P  FUNDS.  Interest rate risk is the risk that when interest  rates  increase,  fixed income  securities  will decline in
                               value.   Interest   rate  changes  can  be  sudden  and   unpredictable.   A  fund's
                               distributions  to its  shareholders  may decline when interest  rates fall,  since a fund can only  distribute  what it earns.  Debt  securities  that pay  interest at a fixed rate tend to lose market value when interest  rates rise and increase in value when interest rates decline.  Long-term  fixed-income  securities will normally have
                               more  price   volatility   because  of  this  risk  than   short-term   fixed-income
                               securities.  A nominal  interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed  securities,  including TIPS,
                               decline  in  value  when  real  interest  rates  rise.  In  certain   interest  rate
                               environments,  such as when real  interest  rates are  rising  faster  than  nominal interest  rates,  inflation-indexed  securities may  experience  greater losses than other fixed income securities with similar durations.

                               FIXED  INCOME:  CREDIT.  ALL JNL/S&P  FUNDS.  Income  securities,  which may include indebtedness  and  participations,  entail  credit risk.  An issuer may be unable to make interest  payments or repay principal when due.  Adverse changes in an issuer's financial  strength or in a security's  credit rating may reduce a security's  value and,  thus,  impact  performance.  Subordinated  debt  securities  are riskier  than senior debt securities  because their holders will be paid only after the holders of senior debt securities are paid.  Debt  securities  that are rated below  investment grade and comparable unrated securities  generally have more risk, fluctuate more in price  and are  less  liquid  than  higher-rated  securities  and can be  considered speculative.

                               HIGH-YIELD/HIGH-RISK  BONDS. ALL JNL/S&P FUNDS.   Lower-rated bonds involve a higher
                               degree of credit risk,  which is the risk that the issuer will not make  interest or principal  payments when due. In the event of an unanticipated  default, a reduction in  income,  a decline in the  market  value of the  securities  so  affected  and a decline in the asset value would occur.  During an economic  downturn or substantial period of rising interest rates,  highly leveraged issuers may experience  financial stress which could adversely affect their ability to service  principal and interest payment  obligations,  to meet  projected  business  goals and to obtain  additional
                               financing.   The  market  prices  of  lower-rated   securities  are  generally  less
                               sensitive  to  interest  rate  changes  than  higher-rated  investments,   but  more
                               sensitive  to adverse  economic or political  changes,  or  individual  developments specific to the issuer.  Periods of economic  or  political  uncertainty  and change can be expected to result in volatility of prices of these securities.

                               MORTGAGE-BACKED  SECURITIES  RISK.  ALL JNL/S&P  FUNDS.  Mortgage-backed  securities entail  the  uncertainty  of the  timing of cash  flows  resulting  from the rate of prepayments  on the  underlying  mortgages  serving as  collateral.  An  increase or decrease in prepayment  rates  (resulting  primarily  from a decrease or increase in mortgage interest rates) will affect the yield,  average life, and price. The prices of  mortgage-backed  securities,  depending  on  their  structure  and  the  rate of prepayments,  can be volatile.  Some  mortgage-backed  securities may also not be as liquid as other  securities.  The value of these  securities also may change because of changes in the market's  perception  of the  creditworthiness  of the issuer.  In addition,  the mortgage  securities  market in general may be adversely  affected by changes in governmental regulation or tax policies.

                               FOREIGN  SECURITIES.  ALL JNL/S&P FUNDS.  Investing in foreign securities  typically involves more risks than investing in U.S. securities.  These risks can increase the potential for losses and may include, among others,  currency risks (fluctuations in currency exchange rates and devaluations by governments),  country risks (political, diplomatic,  regional conflicts,  terrorism,  war; social and economic  instability, currency  devaluations  and policies that have the effect of limiting or restricting foreign  investment  or the  movement of assets),  and  company  risks  (unfavorable
                               trading   practices,   less   government   supervision,   less  publicly   available
                               information,  limited  trading  markets  and  greater  volatility).  With  regard to currency  risk many  investments  may be issued and  traded in  foreign  currencies.
                               Changes  in  the  value  of  foreign  currencies  relative  to  the  US  dollar  can dramatically  decrease (or increase)  the value of foreign  portfolio  holdings.  To the extent the currency risk is not hedged,  or not  successfully  hedged,  currency exchange rate changes can have a  disproportionate  impact on, even  accounting  for most of the gain or loss in a particular period.

                               DERIVATIVE  SECURITIES.  ALL JNL/S&P  FUNDS.  Options,  futures,  swaps,  structured
                               securities  and  other   derivative   transactions   involve   special  risks.   The
                               performance of derivative  investments  depends,  in part, on the  performance of an underlying  asset,  including  the ability to  correctly  predict  price  movements.
                               Derivatives involve costs, may be volatile,  may involve a small investment relative to the risk assumed,  and require correlation with other investments.  Risks include delivery  failure,  default  by the  other  party or the  inability  to close  out a position because the trading market becomes illiquid.

                               INDUSTRY  CONCENTRATION  RISK. ALL JNL/S&P FUNDS.   When there is concentration in a
                               certain industry,  performance may be closely tied to, and affected by, the specific industry.  Companies  within an industry  are often  faced with the same  obstacles, issues or regulatory  burdens,  and their common stock may react  similarly and move in  unison  to these  and other  market  conditions.  As a result of these  factors, there may be more volatility,  and carry greater risk of adverse  developments  that can affect many of the companies in which the  Underlying  Funds and the  Underlying
                               Exchange  Traded  Funds  ("Underlying  ETFs")  invest,  than a mixture  of stocks of companies from a wide variety of industries.

                               SMALL CAP  INVESTING.  JNL/S&P  DISCIPLINED  FUNDS.   Investing  in  smaller,  newer
                               companies   generally  involves  greater  risks  than  investing  in  larger,   more
                               established  ones.  The companies in which the  Underlying  Fund is likely to invest may have limited product lines,  markets or financial resources or may depend on the expertise  of a few  people and may be  subject  to more  abrupt or  erratic  market movements  than  securities  of larger,  more  established  companies  or the market averages in general.  In addition,  many small  capitalization  companies  may be in
                               the  early  stages  of  development.   Also,  since  equity  securities  of  smaller
                               companies  may  not be  traded  as  often  as  equity  securities  of  larger,  more established  companies,  it may be difficult or impossible for the portfolio to sell securities  at a desirable  price.  Securities  of such issuers may lack  sufficient market  liquidity to enable the Underlying  Fund to effect sales at an  advantageous time or without a  substantial  drop in price.  Accordingly,  an  investment  in the
                               Fund may not be appropriate for all investors.

JNL/S&P MANAGED CONSERVATIVE FUND

INVESTMENT   OBJECTIVE.   The  investment   objective  of  the  JNL/S&P  Managed
Conservative Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Conservative Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides Jackson National Asset Management, LLC ("JNAM") advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

               Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

3.73%    7.85%
------   ------
2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.59% (3rd quarter of 2006) and its lowest quarterly return was -0.97% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- ------------------- ------------------
                                                                                1 year          Life of Fund*
------------------------------------------------------------------------- ------------------- ------------------
JNL/S&P Managed Conservative Fund  (Class A)                                    7.85%               6.72%
Lehman Brothers Aggregate Bond Index                                            4.33%               3.44%
S&P 500 Index                                                                  15.79%              12.51%
------------------------------------------------------------------------- ------------------- ------------------

* The Fund began operations on October 4, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.83%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.02%
---------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $104
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $325
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $563
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,248
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED MODERATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Moderate Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money marketsecurities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Balanced Fund
JNL/Goldman Sachs Short Duration Bond FundJNL/Goldman        JNL/Select Global Growth Fund
Sachs Core Plus Bond Fund                                    JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

4.99%    10.39%
------   ------
2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 4.16% (4th quarter of 2006) and its lowest quarterly return was -1.42% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- ------------------- ------------------
                                                                                1 year          Life of Fund*
------------------------------------------------------------------------- ------------------- ------------------
JNL/S&P Managed Moderate Fund  (Class A)                                       10.39%              9.29%
Lehman Brothers Aggregate Bond Index                                            4.33%               3.44%
S&P 500 Index                                                                  15.79%              12.51%
------------------------------------------------------------------------- ------------------- ------------------

* The Fund began operations on October 4, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                        0.18%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                       0.01%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                     0.87%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                 1.06%
--------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $108
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $337
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $585
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,294
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED MODERATE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Growth Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Moderate Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

19.52%    -1.55%    -4.78%    -8.48%    17.75%    9.58%    6.41%    12.17%
------    ------    ------    ------    ------    ------   ------   ------
1999      2000      2001      2002      2003      2004     2005     2006

In the period shown in the chart, the Fund's highest quarterly return was 13.55% (4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------- ----------------- -------------- ------------------
                                                                     1 year          5 year        Life of Fund*
--------------------------------------------------------------- ----------------- -------------- ------------------
JNL/S&P Managed Moderate Growth Fund  (Class A)                      12.17%           7.10%            5.93%
Lehman Brothers Aggregate Bond Index                                  4.33%           5.06%            5.86%
S&P 500 Index                                                        15.79%           6.19%            4.46%
--------------------------------------------------------------- ----------------- -------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 60% of the Fund's return is benchmarked to the S&P 500 and the remaining 40% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 9, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.16%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.00%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                               0.92%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           1.08%
---------------------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $110
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $343
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $595
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,317
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.


JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

26.74%    -4.35%    -7.34%    -12.40%    21.73%    11.41%    7.44%    14.15%
------    ------    ------    ------     ------    ------    ------   ------
1999      2000      2001      2002       2003      2004      2005     2006


In the period shown in the chart, the Fund's highest quarterly return was 17.87% (4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------- ------------------- ------------------ ------------------
                                                                  1 year             5 year          Life of Fund*

----------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Growth Fund  (Class A)                            14.15%              7.81%               6.54%
Lehman Brothers Aggregate Bond Index                               4.33%              5.06%               5.85%
S&P 500 Index                                                     15.79%              6.19%               4.56%
----------------------------------------------------------- ------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 80% of the Fund's return is benchmarked to the S&P 500 and the remaining 20% is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.15%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.01%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                               0.96%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           1.12%
---------------------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $114
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $356
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $617
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,363
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Aggressive Growth Fund is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Aggressive Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management SMID(R) 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

35.38%    -9.37%    -10.58%    -18.26%    26.80%    12.61%    8.48%    15.57%
------    ------    ------     ------     ------    ------    ------   ------
1999      2000      2001       2002       2003      2004      2005     2006

In the period shown in the chart, the Fund's highest quarterly return was 29.63% (4th quarter of 1999) and its lowest quarterly return was -18.15% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ------------------- ------------------ ------------------
                                                                    1 year             5 year          Life of Fund*
------------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Aggressive Growth Fund  (Class A)                   15.57%              7.90%              6.59%
S&P 500 Index                                                       15.79%              6.19%              4.56%
Lehman Brothers Aggregate Bond Index                                 4.33%              5.06%              5.85%
------------------------------------------------------------- ------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 90% of the Fund's return is benchmarked to the S&P 500 and the remaining 10% is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.17%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.00%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                               0.99%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           1.16%
---------------------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $118
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $368
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $638
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,409
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P RETIREMENT INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Retirement Income Fund is high current income and as a secondary objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds") using an asset allocation strategy designed for investors already in or near retirement. The Underlying Funds in which the JNL/S&P Retirement Income Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 20% to 45% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

The following is a list of Underlying Funds that the Fund may currently invest in. The Fund and the Underlying Funds have the same investment adviser.


JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The following chart shows how we expect the asset allocations for the Fund to be over time. The actual allocations may differ from this chart.

                                [OBJECT OMITTED]

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund invests its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified" as defined by the 1940 Act. Compared with "diversified" funds, non-diversified funds may invest a greater percentage of their assets in a particular issuer. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DOES NOT INCLUDE UNDERLYING FUND EXPENSES)*
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.91%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.10%
---------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $112
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $350
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $606
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,340
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/S&P RETIREMENT 2015 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Retirement 2015 Fund is high total return until its target retirement date. After the Fund's target retirement date, the Fund's objective will be to seek high current income and as a secondary objective, capital appreciation. Once the Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds") using an asset allocation strategy designed for investors expecting to retire around the year 2015. The Underlying Funds in which the JNL/S&P Retirement 2015 Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. In general, the asset allocation strategy assumes a retirement age of 65.

Under normal circumstances, the Fund allocates approximately 30% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

The Fund will allocate assets among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in domestic equity funds, 55% in investment grade fixed income funds, and 10% in short-term funds (approximately 4 - 5 years after the year
2015) which is the target asset allocation strategy for the JNL/S&P Retirement Income Fund. The Fund will begin to be managed towards a more conservative mix of investments as the Fund approaches the target retirement date. Once the Fund's asset allocation is similar to that of the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund, subject to approval by the Board of Trustees. After the merger, shareholders will own shares of the JNL/S&P Retirement Income Fund. Information on the JNL/S&P Retirement Income Fund can be found elsewhere in this prospectus.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

The following is a list of Underlying Funds that the Fund may currently invest in. The Fund and the Underlying Funds have the same investment adviser.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Putnam Midcap Growth Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The following chart shows how we expect the asset allocations for the Fund to change over time. The chart in general reflects the shift to a more conservative allocation by reducing the equity exposure over time. The actual allocations may differ from this chart.

                                [OBJECT OMITTED]

The Fund seeks to achieve high total return through its investments in Underlying Funds that invest primarily in equity securities, including foreign securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities or short-term securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund invests its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified" as defined by the 1940 Act. Compared with "diversified" funds, non-diversified funds may invest a greater percentage of their assets in a particular issuer. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DOES NOT INCLUDE UNDERLYING FUND EXPENSES)*
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.97%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.16%
---------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $118
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $368
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $638
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,409
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/S&P RETIREMENT 2020 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Retirement 2020 Fund is high total return until its target retirement date. After the Fund's target retirement date, the Fund's objective will be to seek high current income and as a secondary objective, capital appreciation. Once the Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds") using an asset allocation strategy designed for investors expecting to retire around the year 2020. The Underlying Funds in which the JNL/S&P Retirement 2020 Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. In general, the asset allocation strategy assumes a retirement age of 65.

Under normal circumstances, the Fund allocates approximately 30% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

The Fund will allocate assets among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in domestic equity funds, 55% in investment grade fixed income funds, and 10% in short-term funds (approximately 4 - 5 years after the year
2020) which is the target asset allocation strategy for the JNL/S&P Retirement Income Fund. The Fund will begin to be managed towards a more conservative mix of investments as the Fund approaches the target retirement date. Once the Fund's asset allocation is similar to that of the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund, subject to approval by the Board of Trustees. After the merger, shareholders will own shares of the JNL/S&P Retirement Income Fund. Information on the JNL/S&P Retirement Income Fund can be found elsewhere in this prospectus.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

The following is a list of Underlying Funds that the Fund may currently invest in. The Fund and the Underlying Funds have the same investment adviser.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The following chart shows how we expect the asset allocations for the Fund to change over time. The chart in general reflects the shift to a more conservative allocation by reducing the equity exposure over time. The actual allocations may differ from this chart.

                                [OBJECT OMITTED]

The Fund seeks to achieve high total return through its investments in Underlying Funds that invest primarily in equity securities, including foreign securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities or short-term securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund invests its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified" as defined by the 1940 Act. Compared with "diversified" funds, non-diversified funds may invest a greater percentage of their assets in a particular issuer. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DOES NOT INCLUDE UNDERLYING FUND EXPENSES)*
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.02%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.98%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.18%
---------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $120
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $375
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $649
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,432
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/S&P RETIREMENT 2025 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Retirement 2025 Fund is high total return until its target retirement date. After the Fund's target retirement date, the Fund's objective will be to seek high current income and as a secondary objective, capital appreciation. Once the Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds") using an asset allocation strategy designed for investors expecting to retire around the year 2025. The Underlying Funds in which the JNL/S&P Retirement 2025 Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. In general, the asset allocation strategy assumes a retirement age of 65.

Under normal circumstances, the Fund allocates approximately 30% to 95% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

The Fund will allocate assets among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in domestic equity funds, 55% in investment grade fixed income funds, and 10% in short-term funds (approximately 4 - 5 years after the year
2025) which is the target asset allocation strategy for the JNL/S&P Retirement Income Fund. The Fund will begin to be managed towards a more conservative mix of investments as the Fund approaches the target retirement date. Once the Fund's asset allocation is similar to that of the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund, subject to approval by the Board of Trustees. After the merger, shareholders will own shares of the JNL/S&P Retirement Income Fund. Information on the JNL/S&P Retirement Income Fund can be found elsewhere in this prospectus.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

The following is a list of Underlying Funds that the Fund may currently invest in. The Fund and the Underlying Funds have the same investment adviser.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The following chart shows how we expect the asset allocations for the Fund to change over time. The chart in general reflects the shift to a more conservative allocation by reducing the equity exposure over time. The actual allocations may differ from this chart.

                                [OBJECT OMITTED]

The Fund seeks to achieve high total return through its investments in Underlying Funds that invest primarily in equity securities, including foreign securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities or short-term securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund invests its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified" as defined by the 1940 Act. Compared with "diversified" funds, non-diversified funds may invest a greater percentage of their assets in a particular issuer. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DOES NOT INCLUDE UNDERLYING FUND EXPENSES)*
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.04%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.97%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.19%
---------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $121
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $378
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $654
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,443
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/S&P DISCIPLINED MODERATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Disciplined Moderate Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Disciplined Moderate Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that investment primarily in equity securities, 20% to 50% to Underlying Funds that investment primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/Goldman Sachs Short Duration Bond Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/PIMCO Real Return Fund
JNL/Select Money Market Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o DERIVATIVES RISK. The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Underlying Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government
               Securities purchased by the Underlying Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Underlying Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o INDEX INVESTING RISK. Some of the Underlying Funds use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Fund has expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the index.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o MORTGAGE RISK. An Underlying Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o LICENSE TERMINATION RISK. Some of the Underlying Funds rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the
               Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying Fund may lose its ability to use the licensed name as a part of the name of the Underlying Fund or to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated the name of the Underlying Fund would have to change and the Underlying Fund may have to change the investment strategy.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Underlying Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                       0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.67%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.86%
---------------------------------------------------------------------------------------------- ---------------------

* Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to Underlying Funds. Actual allocations may be different and therefore, actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $88
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $274
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which the Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/S&P DISCIPLINED MODERATE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Disciplined Moderate Growth Fund is to seek capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Disciplined Moderate Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that investment primarily in equity securities, 5% to 30% to Underlying Funds that investment primarily in fixed-income securities and 0% to 15% of its assets to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/Goldman Sachs Short Duration Bond Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/PIMCO Real Return Fund
JNL/Select Money Market Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o DERIVATIVES RISK. The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Underlying Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government
               Securities purchased by the Underlying Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Underlying Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o INDEX INVESTING RISK. Some of the Underlying Funds use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because an Underlying Fund has expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the index.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o MORTGAGE RISK. An Underlying Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o LICENSE TERMINATION RISK. Some of the Underlying Funds rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the
               Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying Fund may lose its ability to use the licensed name as a part of the name of the Underlying Fund or to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated the name of the Underlying Fund would have to change and the Underlying Fund may have to change the investment strategy.

Because the Fund invests  exclusively in the Underlying  Funds,  you should look
elsewhere  in  this  prospectus  for  the  particular   information  about  such
Underlying Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                       0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.67%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.86%
---------------------------------------------------------------------------------------------- ---------------------

*Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to Underlying Funds. Actual allocations may be different and therefore, actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $88
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $274
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which the Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/S&P DISCIPLINED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Disciplined Growth Fund is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Disciplined Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. Under normal circumstances, the Fund allocates approximately 80% to 100% of its assets to Underlying Funds that investment primarily in equity securities, 0% to 20% to Underlying Funds that investment primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-231 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/Goldman Sachs Short Duration Bond Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/PIMCO Real Return Fund
JNL/Select Money Market Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund may achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o DERIVATIVES RISK. The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Underlying Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government
               Securities purchased by the Underlying Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Underlying Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o INDEX INVESTING RISK. Some of the Underlying Funds use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because an Underlying Fund has expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the index.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o MORTGAGE RISK. An Underlying Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o LICENSE TERMINATION RISK. Some of the Underlying Funds rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the
               Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying Fund may lose its ability to use the licensed name as a part of the name of the Underlying Fund or to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated the name of the Underlying Fund would have to change and the Underlying Fund may have to change the investment strategy.

Because the Fund invests  exclusively in the Underlying  Funds,  you should look
elsewhere  in  this  prospectus  for  the  particular   information  about  such
Underlying Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                       0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.66%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.85%
---------------------------------------------------------------------------------------------- ---------------------

*Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to Underlying Funds. Actual allocations may be different and therefore, actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $87
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $271
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which the Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, included unaffiliated money market funds. Under the relief, a Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. JNAM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM L.L.C.(R)" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund, the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

----------------------------------------------------- ---------------------------------- ---------------------------
                                                                                                ADVISORY FEE
                                                                                           (ANNUAL RATE BASED ON
                                                                                           AVERAGE NET ASSETS OF
FUND                                                  ASSETS                                     EACH FUND)
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Large Cap Growth Fund                         $0 to $50 million                                        .75%
                                                      $50 million to $300 million                              .70%
                                                      Over $300 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Real Estate Fund                              $0 to $50 million                                        .75%
                                                      Over $50 million                                         .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Small Cap Growth Fund                         $0 to $300 million                                       .85%
                                                      Over $300 million                                        .80%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Global Natural Resources Fund       $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Long/Short Fund                     $0 to $300 million                                       .85%
                                                      Over $300 million                                        .75%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle Core Equity Fund                            $0 to $100 million                                       .65%
                                                      $100 million to $300 million                             .60%
                                                      Over $300 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle SmallCap Equity Fund                        $0 to $100 million                                       .75%
                                                      $100 million to $500 million                             .70%
                                                      Over $500 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Balanced Fund                                  $0 to $500 million                                       .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Mid-Cap Equity Fund                            $0 to $250 million                                       .70%
                                                      $250 million to $750 million                             .65%
                                                      $750 million to $1.5 billion                             .60%
                                                      Over $1.5 billion                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Founding Strategy Fund         All Assets                                                 0%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Global Growth Fund             $0 to $300 million                                       .75%
                                                      $300 to $500 million                                     .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Income Fund                    $0 to $100 million                                       .80%
                                                      $100 million to $200 million                             .75%
                                                      $200 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Mutual Shares Fund             $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Small Cap Value Fund           $0 to $200 million                                       .85%
                                                      $200 million to $500 million                             .77%
                                                      Over $500 million                                        .75%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Core Plus Bond Fund                 $0 to $500 million                                       .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Mid Cap Value Fund                  $0 to $100 million                                       .75%
                                                      Over $100 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Short Duration Bond Fund            $0 to $250 million                                       .45%
                                                      Over $250 million                                        .40%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Equity Fund                $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Value Fund                 $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund      $0 to $150 million                                       .50%
                                                      $150 million to $300 million                             .45%
                                                      $300 million to $500 million                             .40%
                                                      Over $500 million                                        .35%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Emerging Markets Fund                      $0 to $100 million                                      1.00%
                                                      $100 million to $250 million                             .90%
                                                      Over $250 million                                        .85%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Mid Cap Value Fund                         $0 to $100 million                                       .75%
                                                      $100 million to $250 million                             .70%
                                                      Over $250 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Small Cap Value Fund                       $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management 10 x 10 Fund            All Assets                                                 0%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Index 5 Fund            All Assets                                                 0%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 500 Index Fund      $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index    $0 to $500 million                                       .29%
Fund                                                  $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Small Cap Index Fund    $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management International Index     $0 to $500 million                                       .30%
Fund                                                  $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Bond Index Fund         $0 to $500 million                                       .30%
                                                      $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Enhanced S&P 500        $0 to $50 million                                        .50%
Stock Index Fund                                      Over $50 million                                         .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Oppenheimer Global Growth Fund                    $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Real Return Fund                            All assets                                               .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Total Return Bond Fund                      All assets                                               .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America Value Equity Fund                     $0 to $300 million                                       .55%
                                                      Over $300 million                                        .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America High Yield Bond Fund                  $0 to $150 million                                       .50%
                                                      $150 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Equity Fund                                $0 to $150 million                                      .675%
                                                      $150 million to $300 million                             .60%
                                                      Over $300 million                                       .575%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Midcap Growth Fund                         $0 to $300 million                                       .75%
                                                      Over $300 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Balanced Fund                              $0 to $50 million                                        .55%
                                                      $50 million to $150 million                              .50%
                                                      $150 million to $300 million                            .475%
                                                      $300 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Global Growth Fund                         $0 to $150 million                                       .75%
                                                      $150 million to $500 million                             .70%
                                                      $500 million to $750 million                             .65%
                                                      Over $750 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Large Cap Growth Fund                      $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      $500 million to $750 million                             .60%
                                                      Over $750 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Money Market Fund                          $0 to $500 million                                       .28%
                                                      Over $500 million                                        .25%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Value Fund                                 $0 to $300 million                                       .55%
                                                      $300 million to $500 million                             .50%
                                                      Over $500 million                                        .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Established Growth Fund             $0 to $150 million                                       .65%
                                                      $150 million to $500 million                             .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                 $0 to $150 million                                       .75%
                                                      Over $150 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Value Fund                          $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Conservative Fund                     $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Moderate Fund                         $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Moderate Growth                       $0 to $500 million                                       .13%
Fund                                                  Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Growth Fund                           $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Aggressive Growth Fund                $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Retirement Income Fund                        $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Retirement 2015 Fund                          $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Retirement 2020 Fund                          $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Retirement 2025 Fund                          $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Disciplined Moderate Fund                     $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Disciplined Moderate Growth Fund              $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Disciplined Growth Fund                       $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is Sub-Adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund,
JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund,
the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of 0.10% of the average daily net assets of the Fund. The JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the
JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of 0.15%. The JNL/S&P Funds, the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund pay an Administrative Fee of 0.05%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares
Fund), audit, fund accounting, custody, printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except the JNL/S&P Funds, the JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, and the JNL/Franklin Templeton Founding Strategy Fund have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers two classes of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAM L.L.C. determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except the JNL/Mellon Capital Management Index 5 Fund, the JNL/Mellon Capital Management 10 x 10 Fund, the JNL/Franklin Templeton Founding Strategy Fund, and each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Distribution Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts ("Accounts") of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts ("Contracts"), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investing the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of Jackson and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for Jackson and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This does not apply to money market Fund.

See the Separate Account Prospectus for the contract that describes Jackson's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

                       DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code ("Code") necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
12/31/2006                $    12.51      $ 0.02         $ 0.96           $ 0.98       0.00 (f)                -       $ 13.49
12/31/2005                     11.67           -           0.84             0.84          -                    -         12.51
12/31/2004                     10.61        0.01           1.05             1.06          -                    -         11.67
12/31/2003                      8.16       (0.02)          2.47             2.45          -                    -         10.61
12/31/2002                     10.97       (0.03)         (2.76)           (2.79)         -                (0.02)         8.16

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
12/31/2006                     11.70        0.42           3.84             4.26      (0.05)               (0.11)        15.80
05/02(A)-12/31/2005            10.00        0.21           1.49             1.70          -                    -         11.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
12/31/2006                     13.52       (0.11)          2.07             1.96          -                (1.21)       14.27
12/31/2005                     12.47       (0.08)          1.13             1.05          -                    -        13.52
12/31/2004                     11.67       (0.12)          0.92             0.80          -                    -        12.47
12/31/2003                      8.43       (0.05)          3.29             3.24          -                    -        11.67
12/31/2002                     11.60       (0.07)         (3.10)           (3.17)         -                    -         8.43

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
12/31/2006                     17.39        0.03           0.83             0.86       0.00 (f)                -        18.25
12/31/2005                     15.50        0.01           1.90             1.91      (0.02)                   -        17.39
12/31/2004                     14.76        0.01           0.73             0.74          -                    -        15.50
12/31/2003                     10.91       (0.03)          3.88             3.85          -                    -        14.76
12/31/2002                     16.33       (0.04)         (5.38)           (5.42)         -                    -        10.91

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
12/31/2006                        7.86 %     $ 396,703           90%            1.00 %        0.12 %         n/a %           n/a  %
12/31/2005                        7.23         361,417           101            1.01          0.03           n/a             n/a
12/31/2004                        9.99         191,003            96            1.07          0.09          1.10           0.06
12/31/2003                       30.02          36,421           140            1.10        (0.41)          1.18          (0.49)
12/31/2002                     (25.47)           6,857           180            1.10        (0.33)          1.15          (0.38)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
12/31/2006                       36.38         254,557            37            1.02          2.98           n/a             n/a
05/02(A)-12/31/2005              17.00          79,209            36            1.05          3.37           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
12/31/2006                       14.49          53,265            54            1.16        (0.79)           n/a             n/a
12/31/2005                        8.42          49,776            65            1.16        (0.67)           n/a             n/a
12/31/2004                        6.86          44,358            93            1.16        (0.92)          1.18          (0.94)
12/31/2003                       38.43          43,940            30            1.15        (0.89)          1.19          (0.93)
12/31/2002                     (27.32)          12,915            46            1.15        (0.83)          1.17          (0.85)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
12/31/2006                        4.96         229,280           345            1.01          0.17           n/a             n/a
12/31/2005                       12.30         250,938           264            1.01          0.02           n/a             n/a
12/31/2004                        5.02         292,638           195            1.04          0.11          1.11            0.04
12/31/2003                       35.29         244,667           168            1.08        (0.27)          1.15          (0.34)
12/31/2002                     (33.19)         175,439           237            1.08        (0.25)           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY FUND

Class A
12/31/2006                 $   15.33         0.15        $ 1.74           $ 1.89       $0.00 (f)               -       $ 17.22
12/31/2005                     14.96         0.14          0.36             0.50       (0.13)                  -         15.33
12/31/2004                     14.17         0.11          0.79             0.90       (0.11)                  -         14.96
12/31/2003                     11.45         0.09          2.72             2.81       (0.09)                  -         14.17
12/31/2002                     14.53         0.10         (3.08)           (2.98)      (0.10)                  -         11.45

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
12/31/2006                     20.13       (0.15)          4.17             4.02           -               (1.96)        22.19
12/31/2005                     19.97       (0.15)          0.66             0.51           -               (0.35)        20.13
12/31/2004                     16.81       (0.12)          3.28             3.16           -                   -         19.97
12/31/2003                     12.01       (0.10)          4.90             4.80           -                   -         16.81
12/31/2002                     15.55       (0.08)         (3.46)           (3.54)          -                   -         12.01

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
12/31/2006                     11.03         0.18          1.01             1.19       (0.10)              (0.20)        11.92
12/31/2005                     10.02         0.12          0.89             1.01           -                   -         11.03
12/31/2004                      9.27         0.12          0.75             0.87       (0.12)                  -         10.02
12/31/2003                      8.26         0.12          1.01             1.13       (0.12)                  -          9.27
12/31/2002                      9.05         0.20         (0.80)           (0.60)      (0.19)                  -          8.26

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class A
12/31/2006                     16.59       (0.01)          2.01             2.00           -                   -         18.59
12/31/2005                     15.67       (0.02)          0.99             0.97       (0.05)                  -         16.59
12/31/2004                     13.28        0.05           2.34             2.39           -                   -         15.67
12/31/2003                      9.79       (0.06)          3.55             3.49           -                   -         13.28
12/31/2002                     13.83       (0.07)         (3.97)           (4.04)          -                   -          9.79

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
12/31/2006                       12.35 %     $ 177,972           109%           0.96 %       0.92 %         n/a %         n/a %
12/31/2005                        3.37         244,280           106            0.96         0.77           n/a           n/a
12/31/2004                        6.32         357,978           101            0.96         0.85          1.00           0.81
12/31/2003                       24.54         245,913            81            0.97         0.83          1.01           0.79
12/31/2002                      (20.53 )       149,242            94            0.97         0.78          1.00           0.75

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
12/31/2006                       20.03         199,096            68            1.05        (0.67)          n/a           n/a
12/31/2005                        2.52         159,471            57            1.06        (0.72)          n/a           n/a
12/31/2004                       18.80         169,746            53            1.06        (0.76)         1.07          (0.77)
12/31/2003                       39.97         109,972            70            1.05        (0.75)         1.10          (0.80)
12/31/2002                      (22.77)         76,198            71            1.05        (0.49)         1.08          (0.52)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
12/31/2006                       10.79         162,743            62            1.02         1.55           n/a           n/a
12/31/2005                       10.09         127,908            83            1.01         1.22           n/a           n/a
12/31/2004                        9.42         104,564           164            1.03         1.25          1.04           1.24
12/31/2003                       13.73         114,262            60            1.05         1.64          1.07           1.62
12/31/2002                       (6.57)         75,591            91            1.05         2.11          1.07           2.09

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class A
12/31/2006                       12.06         221,504           151            1.01        (0.07)          n/a           n/a
12/31/2005                        6.16         217,173           149            1.01        (0.11)          n/a           n/a
12/31/2004                       18.00         210,402           232            1.02         0.39          1.04           0.37
12/31/2003                       35.65         158,013            32            1.05        (0.51)         1.07          (0.53)
12/31/2002                      (29.21)        135,669            56            1.04        (0.51)         1.09          (0.56)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
05/01(A)-12/31/2006           $10.00         0.34        $ 0.64           $ 0.98    $ (0.26)            $ (0.02)         $ 10.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
12/31/2006                     11.03         0.08          1.88             1.96      (0.02)              (0.11)           12.86
05/02(A)-12/31/2005            10.00         0.02          1.01             1.03                               -          -11.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
12/31/2006                     11.39         0.11          1.68             1.79      (0.04)              (0.18)           12.96
05/02(A)-12/31/2005            10.00         0.06          1.33             1.39           -                  -            11.39

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
05/01(A)-12/31/2006            10.00         0.31             -             0.31           -                   -          10.31

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class A
12/31/2006                     12.03         0.18          2.55             2.73      (0.21)                   -          14.55
12/31/2005                     11.04         0.14          1.04             1.18      (0.19)                   -          12.03
12/31/2004                      9.61         0.10          1.47             1.57      (0.14)                   -          11.04
12/31/2003                      7.59         0.10          2.06             2.16      (0.14)                   -           9.61
12/31/2002                      9.66         0.08         (2.07)           (1.99)     (0.08)                   -           7.59

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
05/01(A)-12/31/2006               9.78 %      $ 64,653           43%            1.10 %        4.85 %         n/a %         n/a %

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
12/31/2006                       17.71         130,608             6            1.16          0.67           n/a           n/a
05/02(A)-12/31/2005              10.30          72,399             5            1.14          0.39           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
12/31/2006                       15.73         144,432            47            1.05          0.90           n/a           n/a
05/02(A)-12/31/2005              13.90          85,789            34            1.06          1.02           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
05/01(A)-12/31/2006               3.10         327,071           109 (f)        0.74          4.52           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class A
12/31/2006                       22.67         259,811            12            1.06          1.35           n/a           n/a
12/31/2005                       10.69         201,554            71            1.08          1.25           n/a           n/a
12/31/2004                       16.34          94,998            75            1.17          0.96          1.19          0.94
12/31/2003                       28.53          96,811           114            1.23          1.17          1.26          1.14
12/31/2002                      (20.58)         78,272           135            1.18          0.83          1.21          0.80

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs Short Duration Bond Fund is 118%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
12/31/2006                   $ 10.94         0.26        $ 3.23           $ 3.49    $ (0.08)            $ (0.33)         $ 14.02
12/31/2005                      9.29         0.13          1.59             1.72      (0.01)              (0.06)           10.94
12/31/2004                      7.65         0.07          1.65             1.72      (0.08)                   -            9.29
12/31/2003                      5.56            -          2.19             2.19      (0.10)                   -            7.65
12/31/2002                      7.75         0.07        (2.13)           (2.06)      (0.13)                   -            5.56

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
05/01(A)-12/31/2006            10.00         0.10          0.89             0.99           -                   -           10.99

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
12/31/2006                     13.54         0.07          1.89             1.96      (0.07)              (1.35)           14.08
12/31/2005                     14.66         0.07          1.24             1.31      (0.06)              (2.37)           13.54
12/31/2004                     13.16         0.02          3.21             3.23      (0.02)              (1.71)           14.66
12/31/2003                     10.23         0.04          2.92             2.96      (0.03)                   -           13.16
12/31/2002                     11.97         0.03        (1.72)           (1.69)      (0.03)              (0.02)           10.23

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
12/31/2006                     12.77            -          2.13             2.13           -              (2.63)           12.27
12/31/2005                     13.81       (0.01)          0.67             0.66           -              (1.70)           12.77
12/31/2004                     13.05       (0.02)          2.03             2.01      (0.01)              (1.24)           13.81
12/31/2003                      9.40         0.01          3.64             3.65           -                   -           13.05
12/31/2002                     11.40            -        (1.96)           (1.96)           -              (0.04)            9.40

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
12/31/2006                     10.75         0.48        (0.09)             0.39      (0.22)                   -           10.92
12/31/2005                     10.83         0.18          0.02             0.20      (0.22)              (0.06)           10.75
12/31/2004                     10.47         0.35          0.04             0.39      (0.03)                   -           10.83
12/31/2003                     10.48         0.23          0.07             0.30      (0.19)              (0.12)           10.47
01/15(A)-12/31/2002            10.00         0.36          0.50             0.86      (0.36)              (0.02)           10.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
12/31/2006                     31.98 %       $ 485,663            83 %          1.04 %       2.09 %          n/a %         n/a%
12/31/2005                       18.57         234,118            72            1.08         1.63            n/a           n/a
12/31/2004                       22.54          82,081            90            1.13         1.14            n/a           n/a
12/31/2003                       39.43          29,609           132            1.12         0.75            n/a           n/a
12/31/2002                      (26.59)          5,642           146            1.08         0.95            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
05/01(A)-12/31/2006               9.90          88,626            28            1.35         1.52            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
12/31/2006                       14.56         217,646            70            1.03         0.50            n/a           n/a
12/31/2005                        8.81         228,735            85            1.03         0.49            n/a           n/a
12/31/2004                       24.72         222,542           101            1.08         0.20           1.13          0.15
12/31/2003                       28.89         142,798            89            1.08         0.40           1.17          0.31
12/31/2002                      (14.08)         76,890            98            1.08         0.41           1.12          0.37

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
12/31/2006                       16.80         154,450            96            1.06         0.03            n/a           n/a
12/31/2005                        4.65         197,826            99            1.06        (0.07)           n/a           n/a
12/31/2004                       15.38         218,851           105            1.12        (0.20)          1.18         (0.26)
12/31/2003                       38.83         155,191            71            1.13         0.17           1.20          0.10
12/31/2002                      (17.22)         74,559            95            1.14        (0.03)          1.17         (0.06)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
12/31/2006                        3.64         247,489            65 (f)        0.61         4.42            n/a           n/a
12/31/2005                        1.85         180,542           361            0.61         3.46            n/a           n/a
12/31/2004                        3.74         116,440           215            0.61         3.31            n/a           n/a
12/31/2003                        2.87          83,547            71            0.60         3.29            n/a           n/a
01/15(A)-12/31/2002               8.55          34,286            77            0.60         4.12            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund is 79%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
12/31/2006                     $8.32        $0.10        $ 1.30           $ 1.40     $ (0.12)           $ (0.82)          $ 8.78
12/31/2005                      8.80         0.05          0.33             0.38       (0.27)             (0.59)            8.32
12/31/2004                      7.93         0.07          0.82             0.89       (0.02)                 -             8.80
12/31/2003                      6.16         0.03          1.76             1.79       (0.02)                 -             7.93
12/31/2002                      8.21         0.04         (2.09)           (2.05)          -                  -             6.16

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
12/31/2006                     13.59         0.32          3.15             3.47       (0.37)             (0.15)           16.54
12/31/2005                     13.67         0.29          1.53             1.82       (0.27)             (1.63)           13.59
12/31/2004                     11.45         0.16          2.07             2.23       (0.01)                 -            13.67
12/31/2003                      8.44         0.10          3.04             3.14       (0.13)                 -            11.45
01/15 (A)-12/31/2002           10.00         0.15         (1.51)           (1.36)      (0.20)                 -             8.44

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
12/31/2006                     14.21         0.14          1.24             1.38       (0.13)             (0.50)           14.96
12/31/2005                     13.28         0.09          1.51             1.60       (0.10)             (0.57)           14.21
12/31/2004                     11.47         0.06          1.75             1.81           -                  -            13.28
12/31/2003                      8.55         0.03          2.92             2.95       (0.03)                 -            11.47
01/15(A)-12/31/2002            10.00         0.06         (1.45)           (1.39)      (0.06)                 -             8.55

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
12/31/2006                     10.68         0.16          1.45             1.61       (0.15)             (0.08)           12.06
12/31/2005                     10.66         0.13          0.34             0.47       (0.12)             (0.33)           10.68
12/31/2004                      9.84         0.12          0.87             0.99       (0.12)             (0.05)           10.66
12/31/2003                      7.79         0.03          2.13             2.16       (0.08)             (0.03)            9.84
01/15(A)-12/31/2002            10.00         0.05         (2.26)           (2.21)          -                  -             7.79

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
12/31/2006                       16.84 %      $ 77,608            43 %          0.80 %       1.15 %       n/a%           n/a%
12/31/2005                        4.24          62,053            46            0.80         0.96         n/a            n/a
12/31/2004                       11.27         181,444            67            0.78         1.17        0.78           1.17
12/31/2003                       29.09          89,068           124            0.87         0.87        0.89           0.85
12/31/2002                      (24.94)         42,071            63            0.89         0.69        0.90           0.68

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
12/31/2006                       25.58         497,487             2            0.66         2.11         n/a           n/a
12/31/2005                       13.31         294,677            43            0.66         2.08         n/a           n/a
12/31/2004                       19.49         298,098             3            0.66         1.83         n/a           n/a
12/31/2003                       37.31          97,126             2            0.65         1.59         n/a           n/a
01/15 (A)-12/31/2002            (13.60)         26,518            32            0.65         1.56         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
12/31/2006                        9.69         381,163            10            0.61         0.97        n/a            n/a
12/31/2005                       11.98         288,486            15            0.61         0.82        n/a            n/a
12/31/2004                       15.79         198,751            14            0.60         0.62        n/a            n/a
12/31/2003                       34.55          81,077            18            0.60         0.65        0.61          0.64
01/15(A)-12/31/2002             (13.94)         12,728            60            0.60         0.60        0.61          0.59

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
12/31/2006                       15.08         559,179             1            0.60         1.42        n/a            n/a
12/31/2005                        4.37         427,375            14            0.61         1.30        n/a            n/a
12/31/2004                       10.06         361,845             7            0.60         1.49        n/a            n/a
12/31/2003                       27.79         190,338             9            0.60         1.22        0.61          1.21
01/15(A)-12/31/2002             (22.10)         46,776             2            0.60         1.15        0.61          1.14

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS]

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
12/31/2006                   $ 13.44         0.15       $ 2.19            $ 2.34     $ (0.12)           $ (0.87)         $ 14.79
12/31/2005                     13.43         0.08         0.49              0.57       (0.09)             (0.47)           13.44
12/31/2004                     11.46         0.07         1.93              2.00           -              (0.03)           13.43
12/31/2003                      7.94         0.05         3.59              3.64       (0.04)             (0.08)           11.46
01/15(A)-12/31/2002            10.00         0.08        (2.06)            (1.98)      (0.08)                 -             7.94

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
12/31/2006                     13.53         0.08         2.21              2.29       (0.07)             (0.50)           15.25
12/31/2005                     11.92         0.08         1.56              1.64       (0.03)                 -            13.53
12/31/2004                     10.12         0.03         1.78              1.81       (0.01)                 -            11.92
12/31/2003                      7.20         0.03         2.89              2.92           -                  -            10.12
12/31/2002                      9.27         0.03        (2.10)            (2.07)          -                  -             7.20

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
12/31/2006                      9.41        (0.03)        0.49              0.46           -                  -             9.87
12/31/2005                      8.63        (0.02)        0.81              0.79       (0.01)                 -             9.41
12/31/2004                      8.28         0.01         0.34              0.35           -                  -             8.63
12/31/2003                      7.03        (0.03)        1.28              1.25           -                  -             8.28
12/31/2002                      9.41        (0.03)       (2.35)            (2.38)          -                  -             7.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
12/31/2006                     11.70         0.50        (0.10)             0.40       (0.44)               .00 (g)        11.66
12/31/2005                     11.96         0.27         0.02              0.29       (0.33)             (0.22)           11.70
12/31/2004                     11.76         0.17         0.36              0.53       (0.20)             (0.13)           11.96
12/31/2003                     11.60         0.13         0.42              0.55       (0.17)             (0.22)           11.76
12/31/2002                     10.66         0.24         0.70              0.94           -                  -            11.60

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
12/31/2006                       17.49 %     $ 339,124            17 %           0.60 %       1.02 %         n/a %         n/a %
12/31/2005                        4.22         237,460            16             0.60         0.84           n/a           n/a
12/31/2004                       17.42         173,822            18             0.60         0.81           n/a           n/a
12/31/2003                       45.88          76,130            38             0.60         0.75           0.61         0.74
01/15(A)-12/31/2002             (19.79)         20,027            49             0.60         0.96           0.62         0.94

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
12/31/2006                       16.96         349,246            30             1.06         0.58           n/a           n/a
12/31/2005                       13.74         289,390            27             1.06         0.74           n/a           n/a
12/31/2004                       17.93         235,047            18             1.06         0.56           n/a           n/a
12/31/2003                       40.56         104,625            38             1.05         0.57           n/a           n/a
12/31/2002                      (22.33)         50,522            64             1.05         0.44           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
12/31/2006                        4.89          30,248            65             0.96        (0.30)          n/a           n/a
12/31/2005                        9.16          28,286            80             0.98        (0.30)          n/a           n/a
12/31/2004                        4.23          24,479           125             1.01         0.12           n/a           n/a
12/31/2003                       17.78          32,993            94             1.00        (0.49)          n/a           n/a
12/31/2002                      (25.29)         17,846            56             1.00        (0.49)          n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
12/31/2006                        3.38         760,176            63 (f)         0.81         4.20           n/a           n/a
12/31/2005                        2.40         571,892           183 (f)         0.81         3.15           n/a           n/a
12/31/2004                        4.45         390,124           163 (f)         0.81         1.72           n/a           n/a
12/31/2003                        4.78         317,301           147             0.80         2.02           n/a           n/a
12/31/2002                        8.85         211,362           116             0.80         3.23           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond Fund is 352%, 409%, and 271% in 2004, 2005, and 2006, respectively.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
12/31/2006                   $ 20.06        $0.07       $ 2.69            $ 2.76    $ (0.09)                 $ -       $ 22.73
12/31/2005                     18.59         0.07         1.56              1.63      (0.16)                   -         20.06
12/31/2004                     16.54         0.20         1.96              2.16      (0.11)                   -         18.59
12/31/2003                     13.04         0.08         3.47              3.55      (0.05)                   -         16.54
12/31/2002                     17.18            -        (4.14)            (4.14)         -                    -         13.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
12/31/2006                      9.07        (0.02)        0.54              0.52          -                    -          9.59
12/31/2005                      8.09        (0.03)        1.01              0.98          -                    -          9.07
12/31/2004                      6.82        (0.04)        1.31              1.27          -                    -          8.09
12/31/2003                      5.11        (0.03)        1.74              1.71          -                    -          6.82
12/31/2002                      7.23        (0.04)       (2.08)            (2.12)         -                    -          5.11

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
12/31/2006                     18.09         0.17         2.19              2.36      (0.01)                   -         20.44
12/31/2005                     17.42         0.24         0.61              0.85      (0.18)                   -         18.09
12/31/2004                     16.09         0.24         1.33              1.57      (0.24)                   -         17.42
12/31/2003                     13.06         0.16         3.04              3.20      (0.17)                   -         16.09
12/31/2002                     16.50         0.16        (3.44)            (3.28)     (0.16)                   -         13.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (f)

Class A
12/31/2006                     12.80         0.04         1.95              1.99      (0.04)               (0.84)        13.91
12/31/2005                     11.89         0.25         0.76              1.01      (0.10)                   -         12.80
12/31/2004                     10.57         0.02         1.31              1.33      (0.01)                   -         11.89
12/31/2003                      8.44         0.06         2.20              2.26      (0.13)                   -         10.57
12/31/2002                     10.45         0.06        (1.97)            (1.91)     (0.10)                   -          8.44

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (f)

Class A
12/31/2006                     10.70         0.20         0.64              0.84      (0.18)               (0.07)        11.29
12/31/2005                     10.35         0.26         0.13              0.39      (0.03)               (0.01)        10.70
10/04(A)-12/31/2004            10.00         0.14         0.21              0.35          -                    -         10.35

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
12/31/2006                       13.75 %     $ 143,203           105 %        0.98 %       0.34 %           n/a %         n/a %
12/31/2005                        8.75         161,881           135          0.98         0.37             n/a           n/a
12/31/2004                       13.04         149,669            91          0.99         0.95            1.06           0.88
12/31/2003                       27.23         164,927            75          1.00         0.45            1.07           0.38
12/31/2002                      (24.10)        153,303           123          0.99         0.23            1.05           0.17

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
12/31/2006                        5.73          36,647           118          1.06        (0.24)            n/a           n/a
12/31/2005                       12.11          36,392            92          1.06        (0.38)            n/a           n/a
12/31/2004                       18.62          33,829           112          1.06        (0.62)           1.14          (0.70)
12/31/2003                       33.46          28,909           117          1.05        (0.52)           1.11          (0.58)
12/31/2002                      (29.32)         18,647           117          1.05        (0.62)           1.10          (0.67)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
12/31/2006                       13.03         165,734           145          0.97         0.92             n/a           n/a
12/31/2005                        4.91         181,363            79          0.97         0.97             n/a           n/a
12/31/2004                        9.76         215,615            46          0.97         1.24            1.01           1.20
12/31/2003                       24.55         309,732            68          0.98         1.16            1.03           1.11
12/31/2002                      (19.87)        256,100            62          0.98         1.06            1.01           1.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (f)

Class A
12/31/2006                       15.57         672,325            33          0.17         0.28             n/a           n/a
12/31/2005                        8.48         657,320            35          0.18         0.22             n/a           n/a
12/31/2004                       12.61         670,711            62          0.18         0.41             n/a           n/a
12/31/2003                       26.80         164,016             4          0.20         0.97             n/a           n/a
12/31/2002                      (18.26)         97,110            38          0.20         0.77             n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (f)

Class A
12/31/2006                        7.85         137,126            39          0.19         1.82             n/a           n/a
12/31/2005                        3.73          80,642            16          0.19         3.54             n/a           n/a
10/04(A)-12/31/2004               3.50          13,909            13          0.18        12.94             n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS


                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (f)

Class A
12/31/2006                   $ 12.56        $0.07       $ 1.71            $ 1.78    $ (0.07)            $(0.65)         $ 13.62
12/31/2005                     12.23         0.30         0.61              0.91      (0.13)             (0.45)           12.56
12/31/2004                     11.07         0.07         1.19              1.26      (0.06)             (0.04)           12.23
12/31/2003                      9.25         0.08         1.93              2.01      (0.19)                 -            11.07
12/31/2002                     10.70         0.08        (1.41)            (1.33)     (0.12)                 -              9.25

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (f)

Class A
12/31/2006                     11.04         0.17         0.97              1.14      (0.13)             (0.15)           11.90
12/31/2005                     10.54         0.24         0.29              0.53      (0.02)             (0.01)           11.04
10/04(A)-12/31/2004            10.00         0.11         0.43              0.54          -                  -            10.54

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (f)

Class A
12/31/2006                     12.13         0.12         1.36              1.48      (0.12)             (0.41)           13.08
12/31/2005                     11.67         0.34         0.41              0.75      (0.20)             (0.09)           12.13
12/31/2004                     10.91         0.12         0.92              1.04      (0.11)             (0.17)           11.67
12/31/2003                      9.48         0.10         1.58              1.68      (0.25)                 -            10.91
12/31/2002                     10.54         0.10        (0.99)            (0.89)     (0.17)                 -             9.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2015 FUND (f)

Class A
01/17(A)- 12/31/2006           10.00         0.16         0.84              1.00          -                  -            11.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2020 FUND (f)

Class A
01/17(A)- 12/31/2006           10.00         0.13         0.99              1.12          -                  -            11.12

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2025 FUND (f)

Class A
01/17(A)- 12/31/2006           10.00         0.15         1.05              1.20          -                  -            11.20

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT INCOME FUND (f)

Class A
01/17(A)- 12/31/2006           10.00         0.34         0.40              0.74          -                  -            10.74

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
12/31/2006                     15.75         0.42         1.73              2.15      (0.31)             (0.24)           17.35
12/31/2005                     17.12         0.34         0.58              0.92      (0.38)             (1.91)           15.75
12/31/2004                     15.55         0.36         1.33              1.69      (0.02)             (0.10)           17.12
12/31/2003                     13.14         0.32         2.51              2.83      (0.30)             (0.12)           15.55
12/31/2002                     14.00         0.42        (0.69)            (0.27)     (0.42)             (0.17)           13.14

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (f)

Class A
12/31/2006                       14.15 %     1,246,802            34 %          0.16 %       0.53 %       n/a %         n/a %
12/31/2005                        7.44       1,059,806            32            0.16         0.62         n/a           n/a
12/31/2004                       11.41       1,001,562            47            0.17         0.67         n/a           n/a
12/31/2003                       21.73         609,887             3            0.20         1.40         n/a           n/a
12/31/2002                      (12.40)        331,543            33            0.20         1.26         n/a           n/a


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (f)

Class A
12/31/2006                       10.39         314,249            35            0.19         1.44         n/a           n/a
12/31/2005                        4.99         157,719            11            0.18         3.13         n/a           n/a
10/04(A)-12/31/2004               5.40          19,873             0            0.18        11.25         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (f)

Class A
12/31/2006                       12.17       1,123,984            29            0.16         0.97         n/a           n/a
12/31/2005                        6.41         861,543            21            0.17         1.39         n/a           n/a
12/31/2004                        9.58         619,106            38            0.18         1.20         n/a           n/a
12/31/2003                       17.75         402,322             2            0.20         1.79         n/a           n/a
12/31/2002                      (8.48)         227,833            31            0.20         1.75         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2015 FUND (f)

Class A
01/17(A)- 12/31/2006             10.00           5,128            27            0.19         1.58         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2020 FUND (f)

Class A
01/17(A)- 12/31/2006             11.20           2,356            19            0.20         1.35         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2025 FUND (f)

Class A
01/17(A)- 12/31/2006             12.00           1,133            45            0.22         1.53         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT INCOME FUND (f)

Class A
01/17(A)- 12/31/2006              7.40           9,889            46            0.19         3.46         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
12/31/2006                       13.65         439,868            46 (g)        0.79         2.55         n/a           n/a
12/31/2005                        5.30         396,350            42 (g)        0.79         2.22         n/a           n/a
12/31/2004                       10.88         381,316           121            0.80         2.42         n/a           n/a
12/31/2003                       21.57         303,892            54            0.80         2.49        0.81           2.48
12/31/2002                       (1.93)        217,013            68            0.81         2.98        0.81           2.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(g) Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund is 142% and 64% in 2005 and 2006, respectively.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
12/31/2006                    $19.68       $ 0.07       $ 2.55           $ 2.62      $(0.07)               $ -          $ 22.23
12/31/2005                     19.41         0.08         0.29             0.37       (0.10)                 -            19.68
12/31/2004                     17.43         0.10         1.88             1.98           -                  -            19.41
12/31/2003                     14.06         0.13         3.24             3.37           -                  -            17.43
12/31/2002                     19.48         0.10        (5.38)           (5.28)      (0.14)                 -            14.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
12/31/2006                     20.63        (0.01)        0.96             0.95           -                  -            21.58
12/31/2005                     19.71        (0.05)        0.97             0.92           -                  -            20.63
12/31/2004                     17.65        (0.02)        2.08             2.06           -                  -            19.71
12/31/2003                     13.03        (0.04)        4.66             4.62           -                  -            17.65
12/31/2002                     18.55        (0.04)       (5.48)           (5.52)          -                  -            13.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                      1.00         0.04            -             0.04       (0.04)                 -              1.00
12/31/2005                      1.00         0.02            -             0.02       (0.02)                 -              1.00
12/31/2004                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2003                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2002                      1.00         0.01            -             0.01       (0.01)                 -              1.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
12/31/2006                     16.90         0.25         3.28             3.53       (0.31)             (0.70)           19.42
12/31/2005                     16.71         0.17         1.20             1.37       (0.20)             (0.98)           16.90
12/31/2004                     14.70         0.12         2.05             2.17       (0.06)             (0.10)           16.71
12/31/2003                     10.97         0.11         3.71             3.82       (0.03)             (0.06)           14.70
09/30(A)-12/31/2002            10.00         0.06         0.91             0.97           -                  -            10.97

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
12/31/2006                       13.31 %     $ 160,207         116 %           1.10 %       0.35 %       n/a %         n/a %
12/31/2005                        1.91         188,593         264             1.10         0.30         n/a           n/a
12/31/2004                       11.36         217,952         296             1.11         0.58        1.21           0.48
12/31/2003                       23.97         197,288         120             1.13         0.70        1.18           0.65
12/31/2002                      (27.12)        206,070          65             1.07         0.45        1.10           0.42

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
12/31/2006                        4.60         186,424         89              0.99        (0.07)        n/a           n/a
12/31/2005                        4.67         216,007         77              0.99        (0.18)        n/a           n/a
12/31/2004                       11.67         295,491         154             1.00        (0.09)       1.02         (0.11)
12/31/2003                       35.46         257,852         78              1.04        (0.28)       1.08         (0.32)
12/31/2002                      (29.76)        215,884         117             1.02        (0.18)       1.10         (0.26)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                        4.49         269,095         n/a             0.59         4.42         n/a           n/a
12/31/2005                        2.71         258,452         n/a             0.60         2.66         n/a           n/a
12/31/2004                        0.78         237,815         n/a             0.61         0.81         n/a           n/a
12/31/2003                        0.46         184,440         n/a             0.69         0.47         n/a           n/a
12/31/2002                        1.07         214,520         n/a             0.69         1.07         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
12/31/2006                       20.86         481,805         34              0.84         1.37          n/a          n/a
12/31/2005                        8.15         277,461         29              0.86         1.41          n/a          n/a
12/31/2004                       14.77         154,283         136             0.86         1.50         n/a           n/a
12/31/2003                       34.80          54,532         16              0.85         1.81        0.88           1.78
09/30(A)-12/31/2002               9.70          18,004         9               0.85         2.24        0.98           2.11

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
12/31/2006                    $19.44       $ 0.09       $ 2.57            $ 2.66      $ (0.09)            $ (0.17)        $ 21.84
12/31/2005                     18.36         0.04         1.08              1.12        (0.04)                 -            19.44
12/31/2004                     16.77         0.08         1.58              1.66        (0.07)                 -            18.36
12/31/2003                     12.85         0.02         3.90              3.92            -                  -            16.77
12/31/2002                     16.78         0.01        (3.92)            (3.91)       (0.02)                 -            12.85

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
12/31/2006                     29.64         0.05         1.96              2.01        (0.05)             (2.55)           29.05
12/31/2005                     27.87        (0.07)        4.01              3.94            -              (2.17)           29.64
12/31/2004                     24.89        (0.13)        4.61              4.48            -              (1.50)           27.87
12/31/2003                     18.05        (0.12)        7.08              6.96            -              (0.12)           24.89
12/31/2002                     23.12        (0.15)       (4.92)            (5.07)           -                  -            18.05

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
12/31/2006                     13.93         0.22         2.57              2.79        (0.13)             (0.97)           15.62
12/31/2005                     13.64         0.13         0.70              0.83        (0.11)             (0.43)           13.93
12/31/2004                     11.92         0.12         1.68              1.80        (0.08)                 -            13.64
12/31/2003                      9.22         0.06         2.70              2.76        (0.06)                 -            11.92
12/31/2002                     11.11         0.09        (1.96)            (1.87)           -              (0.02)            9.22

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class A
12/31/2006                      7.95         0.62         0.21              0.83        (0.56)                 -             8.22
12/31/2005                      8.51         0.62        (0.48)             0.14        (0.62)             (0.08)            7.95
12/31/2004                      8.03         0.17         0.49              0.66        (0.18)                 -             8.51
12/31/2003                      6.98         0.75         1.05              1.80        (0.75)                 -             8.03
12/31/2002                      7.42         0.87        (0.44)             0.43        (0.87)                 -             6.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
12/31/2006                        3.70 %     $ 750,771            46 %          0.90 %        0.46 %       n/a %           n/a %
12/31/2005                        6.09         732,553            41            0.91          0.24         n/a             n/a
12/31/2004                        9.89         606,885            37            0.92          0.51        0.93            0.50
12/31/2003                       30.54         474,046            36            0.92          0.14        0.95            0.11
12/31/2002                      (23.33)        316,367            46            0.92          0.06        0.94            0.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
12/31/2006                        6.76         625,869            37            1.02          0.16         n/a            n/a
12/31/2005                       14.10         623,382            30            1.02         (0.32)        n/a            n/a
12/31/2004                       18.03         541,739            34            1.02         (0.55)       1.04          (0.57)
12/31/2003                       38.60         379,541            43            1.03         (0.60)       1.04          (0.61)
12/31/2002                      (21.93)        248,327            42            1.03         (0.67)       1.04          (0.68)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
12/31/2006                       20.11         681,711            26            0.96          1.48         n/a             n/a
12/31/2005                        6.07         544,901            29            0.97          1.08         n/a             n/a
12/31/2004                       15.12         485,126            42            0.99          1.01        1.01            0.99
12/31/2003                       29.97         404,470            28            1.00          1.05        1.02            1.03
12/31/2002                      (16.84)        220,106            38            1.00          0.97        1.02            0.95

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class A
12/31/2006                       10.51         365,753            62            0.80          7.49         n/a             n/a
12/31/2005                        1.69         276,421            33            0.81          7.39         n/a             n/a
12/31/2004                        8.22         284,949           149            0.83          6.97         n/a             n/a
12/31/2003                       25.79          19,464            72            0.90          8.47         n/a             n/a
12/31/2002                        5.76          17,079            77            0.90          8.88         n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class A
12/31/2006                   $ 11.08       $ 0.54      $ (0.01)           $ 0.53    $ (0.01)                 $ -         $ 11.60
12/31/2005                     11.47         0.44        (0.14)             0.30      (0.48)               (0.21)          11.08
12/31/2004                     11.40         0.56         0.23              0.79      (0.53)               (0.19)          11.47
12/31/2003                     10.63         0.49         0.95              1.44      (0.52)               (0.15)          11.40
12/31/2002                     10.41         0.65         0.22              0.87      (0.65)                   -           10.63

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class A
12/31/2006                     11.07         0.46        (0.10)             0.36          -                    -           11.43
12/31/2005                     11.31         0.41        (0.14)             0.27      (0.41)               (0.10)          11.07
12/31/2004                     11.47         0.54        (0.10)             0.44      (0.53)               (0.07)          11.31
12/31/2003                     11.89         0.45        (0.31)             0.14      (0.42)               (0.14)          11.47
12/31/2002                     11.17         0.42         0.86              1.28      (0.42)               (0.14)          11.89

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class A
12/31/2006                        4.77 %     $ 460,890           113 %          0.92 %       4.81 %         n/a %         n/a %
12/31/2005                        2.62         338,943            97 (f)        0.93         4.44           n/a           n/a
12/31/2004                        6.91         236,706            74 (f)        0.94         4.63           n/a           n/a
12/31/2003                       13.53         197,923            61            0.95         5.03           n/a           n/a
12/31/2002                        8.38         125,881            83            0.95         6.22           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class A
12/31/2006                        3.25         235,088           114 (f)        0.79         4.16           n/a           n/a
12/31/2005                        2.45         214,590            39 (f)        0.79         3.76           n/a           n/a
12/31/2004                        3.85         197,863            65 (f)        0.79         3.92           n/a           n/a
12/31/2003                        1.18         257,274            44            0.78         3.26           n/a           n/a
12/31/2002                       11.47         304,265            36            0.78         4.26           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Western Strategic Bond Fund and JNL/Western U.S. Government & Quality Bond Fund for 2006 was 570% and 524%, for 2005 was 453% and 487%, and for 2004 was 423% and 643%,
respectively.

                                   PROSPECTUS

                                 APRIL 30, 2007

                                JNL SERIES TRUST

You can find more information about the Trust in:

          o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated April 30, 2007, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.


The Trust's SEC file number is: 811-8894


--------
(1) Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell 2000 Index.

(1) MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

                                   PROSPECTUS
                                 CLASS A SHARES
                                 April 30, 2007
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust").

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/S&P Moderate Retirement Strategy Fund
JNL/S&P Moderate Growth Retirement Strategy Fund
JNL/S&P Growth Retirement Strategy Fund

THE JNL/S&P MODERATE RETIREMENT STRATEGY FUND, THE JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND, AND THE JNL/S&P GROWTH RETIREMENT STRATEGY FUND, ARE ALSO REFERRED TO IN THIS PROSPECTUS AS THE JNL/S&P FUNDS.

THE JNL/S&P FUNDS OFFER ONE CLASS OF SHARES, CLASS A. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company ("Jackson"). The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in the Fund.

SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC ("AMEX") in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The Funds are not sponsored, endorsed, sold or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Funds.

Vanguard(R) and VIPERs(R) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Funds are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the VIPERs. Vanguard has not obligation or liability in connection with the operation, marketing, or trading of the Funds.

                                 ---------------

                 (This page has been intentionally left blank.)

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION  OF EACH FUND,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE;  PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST..............................................................................................38

MANAGEMENT   OF   THE   FUNDS;   FUND   EXPENSES;   SUB-ADVISORY   ARRANGEMENTS;
ADMINISTRATIVE  FEE,  CLASSES OF SHARES;  DISTRIBUTION  PLAN;  THE  DISTRIBUTOR;
INVESTMENT  IN TRUST SHARES;  "MARKET  TIMING"  POLICY;  DISCLOSURE OF PORTFOLIO
SECURITIES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS................................................................................................43

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

SUMMARY OF MAIN RISK CHARACTERISTICS OF JNL/S&P FUNDS BASED ON TYPICAL INVESTMENT HOLDINGS OF UNDERLYING FUNDS

The main risk characteristics of the JNL/S&P Funds are summarized below. The extent of the risk exposure to each category of risk for each Fund depends on its allocation to underlying funds that invest in those categories of portfolio investments. It should be noted that the investment objectives and investment strategies of the JNL/S&P Funds remain constant regardless of which underlying funds are invested in. Thus, the inherent risk characteristics of the JNL/S&P Funds remain constant, although there may be variations in the degrees of exposure to each category of risk. Moreover, each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds. Other risks and more detailed descriptions may be found in the descriptions of each of the JNL/S&P Funds.

JNL/S&P MODERATE RETIREMENT    As between the three  JNL/S&P  Retirement  Strategy  Funds,  the  difference in risk
STRATEGY FUND; JNL/S&P         exposure  results from the  differing  ranges of  investments  in equity  securities
MODERATE GROWTH RETIREMENT     versus  fixed  income  and money  market  securities  of the ETF Funds in which they
STRATEGY FUND; JNL/S&P         primarily  invest.  The JNL/S&P  Moderate  Retirement  Strategy  Fund is expected to
GROWTH RETIREMENT STRATEGY     invest  the  lowest  percentage  in equity  securities  (approximately  30% to 50%);
FUND (THE "JNL/S&P             JNL/S&P  Moderate  Growth  Retirement  Strategy  Fund a slightly  higher  percentage
RETIREMENT STRATEGY FUNDS")    (approximately  50% to 70%);  and the JNL/S&P  Growth  Retirement  Strategy Fund the
                               greatest  percentage  (approximately  70% to 90%).  The  anticipated  investments in fixed income,  money market  securities,  and other  investments  generally  vary in inverse relationship to the equity investments.

UNDERLYING FUND PORTFOLIO      STOCKS.  ALL JNL/S&P  FUNDS.  Because the Fund will invest in underlying  funds that
SECURITIES MAJOR CATEGORIES    invest in stocks,  its returns will fluctuate with changes in stock markets.  In the
                               U.S.,  stocks have  historically  outperformed  other types of investments  over the long term.  Stocks,  however,  may  fluctuate in value more  dramatically  than many other types of investments over the short term.

                               SMALLER  AND  MID-SIZE  COMPANIES.  ALL  JNL/S&P  FUNDS.  While  smaller and midsize companies may offer substantial  opportunities for capital growth, they also involve substantial  risk and should be considered  speculative.  Historically,  smaller and midsize  company  securities  have been more  volatile in price than larger  company securities, especially over the short term.

                               FIXED  INCOME:  INTEREST  RATE RISK.  ALL JNL/S&P  FUNDS.  Interest rate risk is the risk that when interest  rates  increase,  fixed income  securities  will decline in
                               value.   Interest   rate  changes  can  be  sudden  and   unpredictable.   A  fund's
                               distributions  to its  shareholders  may decline when interest  rates fall,  since a fund can only  distribute  what it earns.  Debt  securities  that pay  interest at a fixed rate tend to lose market value when interest  rates rise and increase in value when interest rates decline.  Long-term  fixed-income  securities will normally have
                               more  price   volatility   because  of  this  risk  than   short-term   fixed-income
                               securities.  A nominal  interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed  securities,  including TIPS,
                               decline  in  value  when  real  interest  rates  rise.  In  certain   interest  rate
                               environments,  such as when real  interest  rates are  rising  faster  than  nominal interest  rates,  inflation-indexed  securities may  experience  greater losses than other fixed income securities with similar durations.

                               FIXED  INCOME:  CREDIT.  ALL JNL/S&P  FUNDS.  Income  securities,  which may include indebtedness  and  participations,  entail  credit risk.  An issuer may be unable to make interest  payments or repay principal when due.  Adverse changes in an issuer's financial  strength or in a security's  credit rating may reduce a security's  value and,  thus,  impact  performance.  Subordinated  debt  securities  are riskier  than senior debt securities  because their holders will be paid only after the holders of senior debt securities are paid.  Debt  securities  that are rated below  investment grade and comparable unrated securities  generally have more risk, fluctuate more in price  and are  less  liquid  than  higher-rated  securities  and can be  considered speculative.

                               HIGH-YIELD/HIGH-RISK  BONDS.  ALL JNL/S&P FUNDS.  Lower-rated bonds involve a higher degree of credit risk,  which is the risk that the issuer will not make  interest or principal  payments when due. In the event of an unanticipated  default, a reduction in  income,  a decline in the  market  value of the  securities  so  affected  and a decline in the asset value would occur.  During an economic  downturn or substantial period of rising interest rates,  highly leveraged issuers may experience  financial stress which could adversely affect their ability to service  principal and interest payment  obligations,  to meet  projected  business  goals and to obtain  additional
                               financing.   The  market  prices  of  lower-rated   securities  are  generally  less
                               sensitive  to  interest  rate  changes  than  higher-rated  investments,   but  more
                               sensitive  to adverse  economic or political  changes,  or  individual  developments specific to the issuer.  Periods of economic  or  political  uncertainty  and change can be expected to result in volatility of prices of these securities.

                               MORTGAGE-BACKED  SECURITIES  RISK.  ALL JNL/S&P  FUNDS.  Mortgage-backed  securities entail  the  uncertainty  of the  timing of cash  flows  resulting  from the rate of prepayments  on the  underlying  mortgages  serving as  collateral.  An  increase or decrease in prepayment  rates  (resulting  primarily  from a decrease or increase in mortgage interest rates) will affect the yield,  average life, and price. The prices of  mortgage-backed  securities,  depending  on  their  structure  and  the  rate of prepayments,  can be volatile.  Some  mortgage-backed  securities may also not be as liquid as other  securities.  The value of these  securities also may change because of changes in the market's  perception  of the  creditworthiness  of the issuer.  In addition,  the mortgage  securities  market in general may be adversely  affected by changes in governmental regulation or tax policies.

                               FOREIGN  SECURITIES.  ALL JNL/S&P FUNDS.  Investing in foreign securities  typically involves more risks than investing in U.S. securities.  These risks can increase the potential for losses and may include, among others,  currency risks (fluctuations in currency exchange rates and devaluations by governments),  country risks (political, diplomatic,  regional conflicts,  terrorism,  war; social and economic  instability, currency  devaluations  and policies that have the effect of limiting or restricting foreign  investment  or the  movement of assets),  and  company  risks  (unfavorable
                               trading   practices,   less   government   supervision,   less  publicly   available
                               information,  limited  trading  markets  and  greater  volatility).  With  regard to currency  risk many  investments  may be issued and  traded in  foreign  currencies.
                               Changes  in  the  value  of  foreign  currencies  relative  to  the  US  dollar  can dramatically  decrease (or increase)  the value of foreign  portfolio  holdings.  To the extent the currency risk is not hedged,  or not  successfully  hedged,  currency exchange rate changes can have a  disproportionate  impact on, even  accounting  for most of the gain or loss in a particular period.

                               DERIVATIVE  SECURITIES.  ALL JNL/S&P  FUNDS.  Options,  futures,  swaps,  structured
                               securities  and  other   derivative   transactions   involve   special  risks.   The
                               performance of derivative  investments  depends,  in part, on the  performance of an underlying  asset,  including  the ability to  correctly  predict  price  movements.
                               Derivatives involve costs, may be volatile,  may involve a small investment relative to the risk assumed,  and require correlation with other investments.  Risks include delivery  failure,  default  by the  other  party or the  inability  to close  out a position because the trading market becomes illiquid.

                               EXCHANGE TRADED FUNDS.  JNL/S&P MODERATE  RETIREMENT STRATEGY FUND; JNL/S&P MODERATE
                               GROWTH RETIREMENT  STRATEGY FUND; JNL/S&P GROWTH RETIREMENT  STRATEGY FUND. ETFs can
                               experience  many of the same  risks  associated  with  individual  stocks.  ETFs are subject to market risk where the market as a whole,  or that  specific  sector,  may decline.  ETFs that  invest in  volatile  stock  sectors,  such as foreign  issuers, smaller  companies,  or  technology,  are subject to the  additional  risks to which those sectors are subject.  ETFs may trade at a discount to the  aggregate  value of the underlying  securities.  The underlying  securities in an ETF may not follow the price  movements of an entire  industry,  sector or index.  Trading in an ETF may be halted if the trading in one or more of the ETF's  underlying  securities is halted.
                               Although  expense ratios for ETFs are generally low,  frequent  trading of ETFs by a
                               Fund can generate brokerage expenses.

                               INDUSTRY  CONCENTRATION  RISK. ALL JNL/S&P FUNDS.   When there is concentration in a
                               certain industry,  performance may be closely tied to, and affected by, the specific industry.  Companies  within an industry  are often  faced with the same  obstacles, issues or regulatory  burdens,  and their common stock may react  similarly and move in  unison  to these  and other  market  conditions.  As a result of these  factors, there may be more volatility,  and carry greater risk of adverse  developments  that can affect many of the companies in which the  Underlying  Funds and the  Underlying
                               Exchange  Traded  Funds  ("Underlying  ETFs")  invest,  than a mixture  of stocks of companies from a wide variety of industries.

                               SMALL CAP  INVESTING.  JNL/S&P  RETIREMENT  STRATEGY  FUNDS.   Investing in smaller,
                               newer  companies  generally  involves  greater risks than investing in larger,  more established  ones.  The companies in which the  Underlying  Fund is likely to invest may have limited product lines,  markets or financial resources or may depend on the expertise  of a few  people and may be  subject  to more  abrupt or  erratic  market movements  than  securities  of larger,  more  established  companies  or the market averages in general.  In addition,  many small  capitalization  companies  may be in
                               the  early  stages  of  development.   Also,  since  equity  securities  of  smaller
                               companies  may  not be  traded  as  often  as  equity  securities  of  larger,  more established  companies,  it may be difficult or impossible for the portfolio to sell securities  at a desirable  price.  Securities  of such issuers may lack  sufficient market  liquidity to enable the Underlying  Fund to effect sales at an  advantageous time or without a  substantial  drop in price.  Accordingly,  an  investment  in the
                               Fund may not be appropriate for all investors.

JNL/S&P MODERATE RETIREMENT STRATEGY FUND

INVESTMENT   OBJECTIVE.   The  investment  objective  of  the  JNL/S&P  Moderate
Retirement Strategy Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in shares of a diversified group of Underlying ETFs. The Fund is managed for capital growth and invests a significant portion of its assets in Underlying ETFs that invest in equity and fixed income securities. An exchange traded fund ("ETF") is a fund that holds a portfolio of stocks and is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying ETFs that investment primarily in equity securities and 50% to 70% to Underlying ETFs that investment primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying ETFs.

The Fund's equity investments may be allocated across a range of asset classes which can include: large-, mid- and small-cap, real estate investment trusts ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, investment-grade corporate and high-yield funds. Under normal circumstances, the Fund will not invest greater than 70% of its net assets in Underlying ETFs that invest primarily in fixed income securities.

The Fund currently seeks to achieve the capital growth element of its objective through its investments in Underlying ETFs that invest primarily in small-cap, mid-cap and large-cap equity securities, as well, to a lesser extent, in stocks of foreign companies.

The Fund currently seeks to achieve the current income secondary objective through its investments in Underlying ETFs that invest primarily in domestic investment-grade and government fixed income securities.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Generally, any changes among asset classes will be within a range of plus or minus 10 percentage points per asset class per quarter; however, the Sub-Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Sub-Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

The Fund reserves the right to invest in other ETFs not on the list below as long as they have obtained exemptive relief from Section 12 of the 1940 Act. The Fund will comply with the conditions of the ETF's exemptive order.

   ASSET CLASS                                        ETF NAME                                    SYMBOL
Broad Equity Market               PowerShares FTSE RAFI US 1000                                      PRF
Broad Equity Market               PowerShares FTSE RAFI US 1500                                     PRFZ
Broad Equity Market               iShares(R) Dow Jones US Total Market Index Fund                    IYY
Broad Equity Market               iShares NYSE Composite Index                                       NYC
Broad Equity Market               iShares Russell 3000 Index                                         IWV
Broad Equity Market               iShares S&P(R) 1500 Index                                          ISI
Broad Equity Market               Vanguard(R) Total Stock Market ETF                                 VTI
Broad Equity Market Growth        iShares Russell 3000 Growth Index                                  IWZ
Broad Equity Market Value         iShares Russell 3000 Value Index                                   IWW
Fixed Income Markets              iShares GS $ InvesTop Corporate Bond Fund                          LQD
Fixed Income Markets              iShares Lehman 1-3YR Treasury                                      SHY
Fixed Income Markets              iShares Lehman 20+ Years Treasury Bond Fund                        TLT
Fixed Income Markets              iShares Lehman 7-10YR Treasury                                     IEF
Fixed Income Markets              iShares Lehman Aggregate Bond Index Fund                           AGG
Fixed Income Markets              iShares Lehman TIPS Bond Fund                                      TIP
Fixed Income Markets              iShares Lehman Short Treasury                                      SHV
Fixed Income Markets              iShares Lehman 3-7 Year Treasury                                   IEI
Fixed Income Markets              iShares Lehman 10-20 Year Treasury                                 TLH
Fixed Income Markets              iShares Lehman Credit                                              CFT
Fixed Income Markets              iShares Lehman 1-3 Year Credit                                     CSJ
Fixed Income Markets              iShares Lehman Intermediate Credit                                 CFT
Fixed Income Markets              iShares Lehman Government/Credit                                   GBF
Fixed Income Markets              iShares Lehman Intermediate Government/Credit                      GVI
Fixed Income Markets              iShares Lehman MBS Fixed-Rate                                      MBB
Fixed Income Markets              Vanguard Short Term Bond                                           BSV
Fixed Income Markets              Vanguard Intermediate Term Bond                                    BIV
Fixed Income Markets              Vanguard Long Term Bond                                            BLV
Fixed Income Markets              Vanguard Total Bond                                                BND
Global Sector ETFs                iShares S&P Global Energy Sector Index                             IXC
Global Sector ETFs                iShares S&P Global Financials Sector Index                         IXG
Global Sector ETFs                iShares S&P Global Healthcare Sector Index                         IXJ
Global Sector ETFs                iShares S&P Global Technology Sector Index                         IXN
Global Sector ETFs                iShares S&P Global Telecommunications Sector Index                 IXP
Global Sector ETFs                iShares S&P Global Consumer Discretionary Sector                   RXI
Global Sector ETFs                iShares S&P Global Consumer Staples Sector                         KXI
Global Sector ETFs                iShares S&P Global Industrials Sector                              EXI
Global Sector ETFs                iShares S&P Global Materials Sector                                MXI
Global Sector ETFs                iShares S&P Global Utilities Sector                                MXI
International Country Markets     iShares FTSE/Xinhua China 25 Index                                 FXI
International Country Markets     iShares MSCI Australia Index                                       EWA
International Country Markets     iShares MSCI Austria Index                                         EWO
International Country Markets     iShares MSCI Belgium Index                                         EWK
International Country Markets     iShares MSCI Brazil Index                                          EWZ
International Country Markets     iShares MSCI Canada Index                                          EWC
International Country Markets     iShares MSCI France Index                                          EWQ
International Country Markets     iShares MSCI Germany Index                                         EWG
International Country Markets     iShares MSCI Hong Kong Index                                       EWH
International Country Markets     iShares MSCI Italy Index                                           EWI
International Country Markets     iShares MSCI Japan Index                                           EWJ
International Country Markets     iShares MSCI Malaysia Index                                        EWM
International Country Markets     iShares MSCI Mexico Index                                          EWW
International Country Markets     iShares MSCI Netherlands Index                                     EWN
International Country Markets     iShares MSCI Singapore Index                                       EWS
International Country Markets     iShares MSCI South Africa Index                                    EZA
International Country Markets     iShares MSCI South Korea Index                                     EWY
International Country Markets     iShares MSCI Spain Index                                           EWP
International Country Markets     iShares MSCI Sweden Index                                          EWD
International Country Markets     iShares MSCI Switzerland Index                                     EWL
International Country Markets     iShares MSCI Taiwan Index                                          EWT
International Country Markets     iShares MSCI United Kingdom Index                                  EWU
International Country Markets     iShares S&P/TOPIX Index                                            ITF
International Country Markets     WisdomTree Japan Total Dividend Fund                               DXJ
International Country Markets     WisdomTree Japan High-Yielding Equity Fund                         DNL
International Country Markets     WisdomTree Japan SmallCap Dividend Fund                            DFJ
International Emerging Markets    PowerShares Golden Dragon Halter USX China                         PGJ
International Emerging Markets    Vanguard Emerging Markets ETF                                      VWO
International Emerging Markets    iShares MSCI Emerging Markets Index Fund                           EEM
International Equity Blend        iShares EAFE                                                       EFA
International Equity Blend        iShares S&P Global 100                                             IOO
International Equity Blend        Vanguard FTSE All-World ex-US                                      VEU
International Equity Blend        WisdomTree DIEFA Fund                                              DWM
International Equity Blend        WisdomTree DIEFA High-Yielding Equity Fund                         DTH
International Equity Blend        WisdomTree International LargeCap Dividend Fund                    DOL
International Equity Blend        WisdomTree International MidCap Dividend Fund                      DIM
International Equity Blend        WisdomTree International SmallCap Dividend Fund                    DLS
International Equity Blend        WisdomTree International Dividend Top 100 Fund                     DOO
International Equity Growth       iShares MSCI EAFE Growth Fund                                      EFG
International Equity Value        iShares MSCI EAFE Value Fund                                       EFV
International Equity Value        PowerShares International Dividend Achievers                       PID
International Regional Markets    iShares MSCI EMU Index                                             EZU
International Regional Markets    iShares MSCI Pacific ex-Japan Index                                EPP
International Regional Markets    iShares S&P European 350 Index                                     IEV
International Regional Markets    iShares S&P Latin America 40 Index                                 ILF
International Regional Markets    Vanguard European ETF                                              VGK
International Regional Markets    Vanguard Pacific ETF                                               VPL
International Regional Markets    WisdomTree Europe Total Dividend Fund                              DEB
International Regional Markets    WisdomTree Europe High-Yielding Equity Fund                        DEW
International Regional Markets    WisdomTree Europe SmallCap Dividend Fund                           DFE
International Regional Markets    WisdomTree Pacific ex-Japan Total Dividend Fund                    DND
International Regional Markets    WisdomTree Pacific ex-Japan High-Yielding Equity Fund              DNH
Large Cap Blend                   PowerShares Dynamic Market                                         PWC
Large Cap Blend                   PowerShares High Growth Rate Dividend Achievers                    PHJ
Large Cap Blend                   iShares KLD 400 Social                                             DSI
Large Cap Blend                   iShares Morningstar Large Core Index                               JKD
Large Cap Blend                   iShares NYSE 100 Index                                              NY
Large Cap Blend                   iShares NYSE Composite Index                                       NYC
Large Cap Blend                   iShares Russell 1000 Index                                         IWB
Large Cap Blend                   iShares S&P 500 Index                                              IVV
Large Cap Blend                   iShares S&P 100 Index                                              OEF
Large Cap Blend                   SPDR(R) S&P 500 Index                                              SPY
Large Cap Blend                   Vanguard Dividend Appreciation ETF                                 VIG
Large Cap Blend                   Vanguard Total Stock Market ETF                                    VTI
Large Cap Blend                   Vanguard Large Cap ETF                                              VV
Large Cap Blend                   WisdomTree Total Dividend Fund                                     DTD
Large Cap Blend                   WisdomTree High-Yielding Equity Fund                               DHS
Large Cap Blend                   WisdomTree LargeCap Dividend Fund                                  DLN
Large Cap Blend                   WisdomTree Dividend Top 100 Fund                                   DTN
Large Cap Blend                   WisdomTree Total Earnings Fund                                     EXT
Large Cap Blend                   WisdomTree Low P/E Fund                                            EZY
Large Cap Blend                   WisdomTree Earnings 500 Fund                                       EPS
Large Cap Blend                   WisdomTree Earnings Top 100 Fund                                   EEZ
Large Cap Growth                  PowerShares Dynamic Large Cap Growth                               PWB
Large Cap Growth                  iShares Morningstar Large Growth Index                             JKE
Large Cap Growth                  iShares Russell 1000 Growth                                        IWF
Large Cap Growth                  iShares S&P 500 Growth Index                                       IVW
Large Cap Growth                  PowerShares Value Line Timeliness Select                           PIV
Large Cap Growth                  Vanguard Growth ETF                                                VUG
Large Cap Value                   PowerShares Dynamic Large Cap Value                                PWV
Large Cap Value                   PowerShares Dividend Achievers                                     PFM
Large Cap Value                   iShares Morningstar Large Value Index                              JKF
Large Cap Value                   iShares Russell 1000 Value                                         IWD
Large Cap Value                   iShares S&P 500 Value Index                                        IVE
Large Cap Value                   iShares Dow Jones Dividend Index                                   DVY
Large Cap Value                   Vanguard High Dividend Yield ETF                                   VYM
Large Cap Value                   Vanguard Value ETF                                                 VTV
Micro Cap Blend                   PowerShares Zacks Micro Cap                                        PZI
Mid Cap Blend                     PowerShares Dynamic MagniQuant                                     PIQ
Mid Cap Blend                     PowerShares Listed Private Equity                                  PSP
Mid Cap Blend                     WisdomTree MidCap Dividend Fund                                    DON
Mid Cap Blend                     WisdomTree MidCap Earnings Fund                                    EZM
Mid Cap Blend                     iShares Morningstar Mid Core Index Fund                            JKG
Mid Cap Blend                     iShares Russell                                                    IWR
Mid Cap Blend                     iShares S&P MidCap 400 Blend                                       IJH
Mid-Cap Blend                     Vanguard Extended Market Index ETF                                 VXF
Mid-Cap Blend                     Vanguard Mid Cap ETF                                                VO
Mid Cap Growth                    PowerShares Dynamic OTC                                            PWO
Mid Cap Growth                    PowerShares Dynamic Mid Cap Growth                                 PWJ
Mid Cap Growth                    iShares Morningstar Mid Growth Index Fund                          JKH
Mid Cap Growth                    iShares Russell MCG                                                IWP
Mid Cap Growth                    iShares S&P MidCap 400 Growth                                      IJK
Mid Cap Growth                    Vanguard Mid-Cap Growth ETF                                        VOT
Mid Cap Value                     PowerShares Dynamic Mid Cap Value                                  PWP
Mid Cap Value                     PowerShares High Yield Equity Dividend Achievers                   PEY
Mid Cap Value                     iShares Morningstar Mid Value Index Fund                           JKI
Mid Cap Value                     iShares Russell MCV                                                IWS
Mid Cap Value                     iShares S&P MidCap 400 Value                                       IJJ
Mid Cap Value                     Vanguard Mid-Cap Value ETF                                         VOE
Real Estate Sector                iShares Cohen & Steers Realty Majors Index Fund                    ICF
Real Estate Sector                iShares Dow Jones Real Estate Index                                IYR
Real Estate Sector                Vanguard REIT Index ETF                                            VNQ
Sector ETFs                       PowerShares Dynamic Basic Materials                                PYZ
Sector ETFs                       PowerShares Dynamic Consumor Discresionary                         PEZ
Sector ETFs                       PowerShares Dynamic Consumer Staples                               PSL
Sector ETFs                       PowerShares Dynamic Energy                                         PXI
Sector ETFs                       PowerShares Dynamic Financials                                     PFI
Sector ETFs                       PowerShares Dynamic Industrials                                    PRN
Sector ETFs                       PowerShares Dynamic Healthcare                                     PTH
Sector ETFs                       PowerShares Dynamic Technology                                     PTF
Sector ETFs                       PowerShares Dynamic Telecommunications & Wireless                  PTE
Sector ETFs                       PowerShares Dynamic Utilities                                      PUI
Sector ETFs                       PowerShares Dynamic Banking                                        PJB
Sector ETFs                       PowerShares Dynamic Biotechnolgy & Genome                          PBE
Sector ETFs                       PowerShares Dynamic Building & Construction                        PKB
Sector ETFs                       PowerShares Dynamic Energy Exploration                             PXE
Sector ETFs                       PowerShares Dynamic Food & Beverage                                PBJ
Sector ETFs                       PowerShares Dynamic Hardware & Electrics                           PHW
Sector ETFs                       PowerShares Dynamic Healthcare Services                            PTJ
Sector ETFs                       PowerShares Dynamic Insurance                                      PIC
Sector ETFs                       PowerShares Dynamic Leisure & Entertainment                        PEJ
Sector ETFs                       PowerShares Dynamic Media                                          PBS
Sector ETFs                       PowerShares Dynamic Networking                                     PXQ
Sector ETFs                       PowerShares Dynamic Oil & Gas Services                             PXJ
Sector ETFs                       PowerShares Dynamic Pharmaceuticals                                PJP
Sector ETFs                       PowerShares Dynamic Retail                                         PMR
Sector ETFs                       PowerShares Dynamic Semiconductors                                 PSI
Sector ETFs                       PowerShares Dynamic Software                                       PSJ
Sector ETFs                       PowerShares FTSE RAFI Basic Materials                             PRFM
Sector ETFs                       PowerShares FTSE RAFI Consumer Goods                              PRFG
Sector ETFs                       PowerShares FTSE RAFI Energy                                      PRFE
Sector ETFs                       PowerShares FSTE RAFI Financials                                  PRFF
Sector ETFs                       PowerShares FTSE RAFI Healthcare                                  PRFH
Sector ETFs                       PowerShares FTSE RAFI Industrials                                 PRFN
Sector ETFs                       PowerShares FTSE RAFI Telecom & Technology                        PRFQ
Sector ETFs                       PowerShares FTSE RAFI Utilities                                   PRFU
Sector ETFs                       PowerShares Aerospace & Defense                                    PPA
Sector ETFs                       PowerShares Cleantech                                              PZD
Sector ETFs                       PowerShares Lux Nanotech                                           PXN
Sector ETFs                       PowerShares Progressive Energy                                     PUW
Sector ETFs                       PowerShares Water Resources                                        PHO
Sector ETFs                       PowerShares WilderHill Clean Energy                                PBW
Sector ETFs                       iShares COMEX Gold Trust                                           IAU
Sector ETFs                       iShares Dow Jones U.S. Transportation Index                        IYT
Sector ETFs                       iShares Dow Jones U.S. Aerospace & Defense Sector                  ITA
Sector ETFs                       iShares Dow Jones U.S. Basic Materials Sector                      IYM
Sector ETFs                       iShares Dow Jones U.S. Broker Dealers Sector                       IAI
Sector ETFs                       iShares Dow Jones U.S. Consumer Goods Sector                       IYK
Sector ETFs                       iShares Dow Jones U.S. Consumer Services Sector                    IYC
Sector ETFs                       iShares Dow Jones U.S. Energy Sector                               IYE
Sector ETFs                       iShares Dow Jones U.S. Financial Sector                            IYF
Sector ETFs                       iShares Dow Jones U.S. Financial Services Sector                   IYG
Sector ETFs                       iShares Dow Jones U.S. Health Care Providers Sector                IHF
Sector ETFs                       iShares Dow Jones U.S. Healthcare Sector                           IYH
Sector ETFs                       iShares Dow Jones U.S. Home Construction Sector                    ITB
Sector ETFs                       iShares Dow Jones U.S. Industrial Sector                           IYJ
Sector ETFs                       iShares Dow Jones U.S. Insurance Sector                            IAK
Sector ETFs                       iShares Dow Jones U.S. Medical Devices Sector                      IHI
Sector ETFs                       iShares Dow Jones U.S. Oil & Gas Exploration & Production Sector   IEO
Sector ETFs                       iShares Dow Jones U.S. Oil Equipment & Services Sector             IEZ
Sector ETFs                       iShares Dow Jones U.S. Pharmaceuticals Sector                      IHE
Sector ETFs                       iShares Dow Jones U.S. Real Estate Sector                          IYR
Sector ETFs                       iShares Dow Jones U.S. Regional Banks Sector                       IAT
Sector ETFs                       iShares Dow Jones U.S. Technology Sector                           IYW
Sector ETFs                       iShares Dow Jones U.S. Telecommunications Sector                   IYZ
Sector ETFs                       iShares Dow Jones U.S. Utilities Sector                            IDU
Sector ETFs                       iShares Goldman Sachs Natural Resources Index                      IGE
Sector ETFs                       iShares Goldman Sachs Networking Index                             IGN
Sector ETFs                       iShares Goldman Sachs Semiconductor Index                          IGW
Sector ETFs                       iShares Goldman Sachs Software Index                               IGV
Sector ETFs                       iShares Goldman Sachs Technology Index                             IGM
Sector ETFs                       iShares Nasdaq Biotechnology Index                                 IBB
Sector ETFs                       iShares Silver Trust                                               SLV
Sector ETFs                       iShares(R) GSCI(R) Commodity-Indexed Trust                         GSG
Sector ETFs                       Vanguard Consumer Discretionary ETF                                VCR
Sector ETFs                       Vanguard Consumer Staples ETF                                      VDC
Sector ETFs                       Vanguard Energy ETF                                                VDE
Sector ETFs                       Vanguard Financials ETF                                            VFH
Sector ETFs                       Vanguard Health Care ETF                                           VHT
Sector ETFs                       Vanguard Industrials ETF                                           VIS
Sector ETFs                       Vanguard Information Technology ETF                                VGT
Sector ETFs                       Vanguard Materials ETF                                             VAW
Sector ETFs                       Vanguard Telecom Services ETF                                      VOX
Sector ETFs                       Vanguard Utilities ETF                                             VPU
Sector ETFs                       WisdomTree International Basic Materials Sector Fund               DBN
Sector ETFs                       WisdomTree International Communications Sector Fund                DGG
Sector ETFs                       WisdomTree International Consumer Cyclical Sector Fund             DPC
Sector ETFs                       WisdomTree International Consumer Non-Cyclical Sector Fund         DPN
Sector ETFs                       WisdomTree International Energy Sector Fund                        DKA
Sector ETFs                       WisdomTree International Financial Sector Fund                     DRF
Sector ETFs                       WisdomTree International Health Care Sector Fund                   DBR
Sector ETFs                       WisdomTree International Industrial Sector Fund                    DDI
Sector ETFs                       WisdomTree International Technology Sector Fund                    DBT
Sector ETFs                       WisdomTree International Utilities Sector Fund                     DBU
Small Cap Blend                   iShares Morningstar Small Core Index Fund                          JKJ
Small Cap Blend                   iShares Russell 2000 Index                                         IWM
Small Cap Blend                   iShares Russell Microcap Index                                     IWC
Small Cap Blend                   iShares S&P 600 SmallCap 600                                       IJR
Small Cap Blend                   Vanguard Small Cap ETF                                             VB
Small Cap Blend                   WisdomTree SmallCap Dividend                                       DES
Small Cap Blend                   WisdomTree SmallCap Earning Fund                                   EES
Small Cap Blend                   PowerShares Zacks Small Cap                                        PZJ
Small Cap Growth                  PowerShares Dynamic Small Cap Growth                               PWT
Small Cap Growth                  iShares Morningstar Small Growth Index Fund                        JKK
Small Cap Growth                  iShares Russell 2000 Growth                                        IWO
Small Cap Growth                  iShares S&P 600 SmallCap Growth                                    IJT
Small Cap Growth                  Vanguard Small Cap Growth ETF                                      VBK
Small Cap Value                   PowerShares Dynamic Small Cap Value                                PWY
Small Cap Value                   iShares Morningstar Small Value Index Fund                         JKL
Small Cap Value                   iShares Russell 2000 Value                                         IWN
Small Cap Value                   iShares S&P 600 SamllCap 600 Value                                 IJS
Small Cap Value                   Vanguard Small Cap Value ETF                                       VBR
Socially Responsible Investing    iShares KLD Select Social (SM) Index                               KLD

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying ETFs. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying ETFs that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies of the Underlying ETF may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Underlying ETF to effect sales at an advantageous time or without a substantial drop in price.

          o PERFORMANCE RISK. The Fund's investment performance is directly related to the performance of the Underlying ETFs because the Fund invests primarily all of its assets in the shares of the Underlying ETFs. The ability of the Fund to meet its investment objective depends upon the allocation of the Fund's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Fund's investment performance. The Fund and Underlying ETFs cannot assure that their investment objectives will be achieved. Given that the Fund invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying ETF's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying ETF invests in bonds issued by a foreign government, that Underlying ETF may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o CURRENCY RISK. The value of an underlying ETF's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying ETF's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the ETF's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying ETF would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. However, because each of the Underlying ETFs invests in a broad range of securities, there is diversity of the Underlying ETFs' investments.

          o INTEREST RATE RISK. When interest rates increase, fixed income securities held by an Underlying ETF will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. Inflation-indexed securities decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o CREDIT RISK. An Underlying ETF could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying ETFs.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance may be closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, Underlying ETFs in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in which the Underlying ETFs invest, than a mixture of stocks of companies from a wide variety of industries.

Because the Fund invests exclusively in the secondary market for Underlying ETFs, you should look elsewhere for the information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.40%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                             0.20%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                       0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.79%
---------------------------------------------------------------------------------------------- ---------------------

*Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to Underlying Funds. Actual allocations may be different and therefore, actual amounts may be higher or lower than those shown above.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Fund, however, the Underlying ETFs are not available as investment options under the variable insurance contract and you would not have the potential to benefit from the allocation services of the Sub-Adviser.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contractor the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
Expense Example
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $81
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $252
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in Underlying ETFs that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

Because the Fund invests in other mutual funds rather than individual securities, the Fund is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests. An ETF is designed to follow the performance of a particular index. ETFs that track indices or sectors of indices hold either:

          o Shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
          o Shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

The Fund allocates its assets among a group of ETFs in different percentages. Therefore, the Fund has different indirect asset allocations of stocks, bonds, and cash.

Generally, the Fund cannot purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company. However, the Fund will only invest in ETFs that have received an order for exemptive relief from these limitations from the Securities and Exchange Commission subject to certain terms and conditions, including that the Fund enter into a Purchasing Fund Agreement regarding the terms of the investment.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISERS AND PORTFOLIO MANAGEMENT. The Fund engages co-sub-advisers. Standard & Poor's Investment Advisory Services LLC ("SPIAS") serves as the Sub-Adviser responsible for the selection and allocation of investments in the various Underlying ETFs. Mellon Capital Management Corporation serves as the Sub-Adviser responsible for monitoring investment allocations and executing the Underlying ETF allocation instructions prepared by SPIAS.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

Mellon Capital is located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions in the Underlying ETFs, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIA portfolio allocations are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison has been a manager since the inception of the Fund. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown has been a manager since the inception of the Fund. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager since the inception of the Fund. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president and in 2004 to a vice president. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. Ms. Wong is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Moderate Growth Retirement Strategy Fund is to seek capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in shares of a diversified group of Underlying ETFs. The Fund is managed for capital growth and invests a significant portion of its assets in Underlying ETFs that invest in equity and fixed income securities. An exchange traded fund ("ETF") is a fund that holds a portfolio of stocks and is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying ETFs that investment primarily in equity securities and 30% to 50% to Underlying ETFs that investment primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying ETFs.

The Fund's equity investments may be allocated across a range of asset classes which can include: large-, mid- and small-cap, real estate investment trusts ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, investment-grade corporate and high-yield funds. Under normal circumstances, the Fund will not invest greater than 50% of its net assets in Underlying ETFs that invest primarily in fixed income securities.

The Fund currently seeks to achieve the capital growth element of its objective through its investments in Underlying ETFs that invest primarily in small-cap, mid-cap and large-cap equity securities as well, to a lesser extent, in stocks of foreign companies.

The Fund currently seeks to achieve the current income secondary objective through its investments in Underlying ETFs that invest primarily in domestic investment-grade and government fixed income securities.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Generally, any changes among asset classes will be within a range of plus or minus 10 percentage points per asset class per quarter; however, the Sub-Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Sub-Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

The Fund reserves the right to invest in other ETFs not on the list below as long as they have obtained exemptive relief from Section 12 of the 1940 Act. The Fund will comply with the conditions of the ETF's exemptive order.


   ASSET CLASS                                        ETF NAME                                     SYMBOL
Broad Equity Market               PowerShares FTSE RAFI US 1000                                      PRF
Broad Equity Market               PowerShares FTSE RAFI US 1500                                     PRFZ
Broad Equity Market               iShares(R) Dow Jones US Total Market Index Fund                    IYY
Broad Equity Market               iShares NYSE Composite Index                                       NYC
Broad Equity Market               iShares Russell 3000 Index                                         IWV
Broad Equity Market               iShares S&P(R) 1500 Index                                          ISI
Broad Equity Market               Vanguard(R) Total Stock Market ETF                                 VTI
Broad Equity Market Growth        iShares Russell 3000 Growth Index                                  IWZ
Broad Equity Market Value         iShares Russell 3000 Value Index                                   IWW
Fixed Income Markets              iShares GS $ InvesTop Corporate Bond Fund                          LQD
Fixed Income Markets              iShares Lehman 1-3YR Treasury                                      SHY
Fixed Income Markets              iShares Lehman 20+ Years Treasury Bond Fund                        TLT
Fixed Income Markets              iShares Lehman 7-10YR Treasury                                     IEF
Fixed Income Markets              iShares Lehman Aggregate Bond Index Fund                           AGG
Fixed Income Markets              iShares Lehman TIPS Bond Fund                                      TIP
Fixed Income Markets              iShares Lehman Short Treasury                                      SHV
Fixed Income Markets              iShares Lehman 3-7 Year Treasury                                   IEI
Fixed Income Markets              iShares Lehman 10-20 Year Treasury                                 TLH
Fixed Income Markets              iShares Lehman Credit                                              CFT
Fixed Income Markets              iShares Lehman 1-3 Year Credit                                     CSJ
Fixed Income Markets              iShares Lehman Intermediate Credit                                 CFT
Fixed Income Markets              iShares Lehman Government/Credit                                   GBF
Fixed Income Markets              iShares Lehman Intermediate Government/Credit                      GVI
Fixed Income Markets              iShares Lehman MBS Fixed-Rate                                      MBB
Fixed Income Markets              Vanguard Short Term Bond                                           BSV
Fixed Income Markets              Vanguard Intermediate Term Bond                                    BIV
Fixed Income Markets              Vanguard Long Term Bond                                            BLV
Fixed Income Markets              Vanguard Total Bond                                                BND
Global Sector ETFs                iShares S&P Global Energy Sector Index                             IXC
Global Sector ETFs                iShares S&P Global Financials Sector Index                         IXG
Global Sector ETFs                iShares S&P Global Healthcare Sector Index                         IXJ
Global Sector ETFs                iShares S&P Global Technology Sector Index                         IXN
Global Sector ETFs                iShares S&P Global Telecommunications Sector Index                 IXP
Global Sector ETFs                iShares S&P Global Consumer Discretionary Sector                   RXI
Global Sector ETFs                iShares S&P Global Consumer Staples Sector                         KXI
Global Sector ETFs                iShares S&P Global Industrials Sector                              EXI
Global Sector ETFs                iShares S&P Global Materials Sector                                MXI
Global Sector ETFs                iShares S&P Global Utilities Sector                                MXI
International Country Markets     iShares FTSE/Xinhua China 25 Index                                 FXI
International Country Markets     iShares MSCI Australia Index                                       EWA
International Country Markets     iShares MSCI Austria Index                                         EWO
International Country Markets     iShares MSCI Belgium Index                                         EWK
International Country Markets     iShares MSCI Brazil Index                                          EWZ
International Country Markets     iShares MSCI Canada Index                                          EWC
International Country Markets     iShares MSCI France Index                                          EWQ
International Country Markets     iShares MSCI Germany Index                                         EWG
International Country Markets     iShares MSCI Hong Kong Index                                       EWH
International Country Markets     iShares MSCI Italy Index                                           EWI
International Country Markets     iShares MSCI Japan Index                                           EWJ
International Country Markets     iShares MSCI Malaysia Index                                        EWM
International Country Markets     iShares MSCI Mexico Index                                          EWW
International Country Markets     iShares MSCI Netherlands Index                                     EWN
International Country Markets     iShares MSCI Singapore Index                                       EWS
International Country Markets     iShares MSCI South Africa Index                                    EZA
International Country Markets     iShares MSCI South Korea Index                                     EWY
International Country Markets     iShares MSCI Spain Index                                           EWP
International Country Markets     iShares MSCI Sweden Index                                          EWD
International Country Markets     iShares MSCI Switzerland Index                                     EWL
International Country Markets     iShares MSCI Taiwan Index                                          EWT
International Country Markets     iShares MSCI United Kingdom Index                                  EWU
International Country Markets     iShares S&P/TOPIX Index                                            ITF
International Country Markets     WisdomTree Japan Total Dividend Fund                               DXJ
International Country Markets     WisdomTree Japan High-Yielding Equity Fund                         DNL
International Country Markets     WisdomTree Japan SmallCap Dividend Fund                            DFJ
International Emerging Markets    PowerShares Golden Dragon Halter USX China                         PGJ
International Emerging Markets    Vanguard Emerging Markets ETF                                      VWO
International Emerging Markets    iShares MSCI Emerging Markets Index Fund                           EEM
International Equity Blend        iShares EAFE                                                       EFA
International Equity Blend        iShares S&P Global 100                                             IOO
International Equity Blend        Vanguard FTSE All-World ex-US                                      VEU
International Equity Blend        WisdomTree DIEFA Fund                                              DWM
International Equity Blend        WisdomTree DIEFA High-Yielding Equity Fund                         DTH
International Equity Blend        WisdomTree International LargeCap Dividend Fund                    DOL
International Equity Blend        WisdomTree International MidCap Dividend Fund                      DIM
International Equity Blend        WisdomTree International SmallCap Dividend Fund                    DLS
International Equity Blend        WisdomTree International Dividend Top 100 Fund                     DOO
International Equity Growth       iShares MSCI EAFE Growth Fund                                      EFG
International Equity Value        iShares MSCI EAFE Value Fund                                       EFV
International Equity Value        PowerShares International Dividend Achievers                       PID
International Regional Markets    iShares MSCI EMU Index                                             EZU
International Regional Markets    iShares MSCI Pacific ex-Japan Index                                EPP
International Regional Markets    iShares S&P European 350 Index                                     IEV
International Regional Markets    iShares S&P Latin America 40 Index                                 ILF
International Regional Markets    Vanguard European ETF                                              VGK
International Regional Markets    Vanguard Pacific ETF                                               VPL
International Regional Markets    WisdomTree Europe Total Dividend Fund                              DEB
International Regional Markets    WisdomTree Europe High-Yielding Equity Fund                        DEW
International Regional Markets    WisdomTree Europe SmallCap Dividend Fund                           DFE
International Regional Markets    WisdomTree Pacific ex-Japan Total Dividend Fund                    DND
International Regional Markets    WisdomTree Pacific ex-Japan High-Yielding Equity Fund              DNH
Large Cap Blend                   PowerShares Dynamic Market                                         PWC
Large Cap Blend                   PowerShares High Growth Rate Dividend Achievers                    PHJ
Large Cap Blend                   iShares KLD 400 Social                                             DSI
Large Cap Blend                   iShares Morningstar Large Core Index                               JKD
Large Cap Blend                   iShares NYSE 100 Index                                              NY
Large Cap Blend                   iShares NYSE Composite Index                                       NYC
Large Cap Blend                   iShares Russell 1000 Index                                         IWB
Large Cap Blend                   iShares S&P 500 Index                                              IVV
Large Cap Blend                   iShares S&P 100 Index                                              OEF
Large Cap Blend                   SPDR(R) S&P 500 Index                                              SPY
Large Cap Blend                   Vanguard Dividend Appreciation ETF                                 VIG
Large Cap Blend                   Vanguard Total Stock Market ETF                                    VTI
Large Cap Blend                   Vanguard Large Cap ETF                                             VV
Large Cap Blend                   WisdomTree Total Dividend Fund                                     DTD
Large Cap Blend                   WisdomTree High-Yielding Equity Fund                               DHS
Large Cap Blend                   WisdomTree LargeCap Dividend Fund                                  DLN
Large Cap Blend                   WisdomTree Dividend Top 100 Fund                                   DTN
Large Cap Blend                   WisdomTree Total Earnings Fund                                     EXT
Large Cap Blend                   WisdomTree Low P/E Fund                                            EZY
Large Cap Blend                   WisdomTree Earnings 500 Fund                                       EPS
Large Cap Blend                   WisdomTree Earnings Top 100 Fund                                   EEZ
Large Cap Growth                  PowerShares Dynamic Large Cap Growth                               PWB
Large Cap Growth                  iShares Morningstar Large Growth Index                             JKE
Large Cap Growth                  iShares Russell 1000 Growth                                        IWF
Large Cap Growth                  iShares S&P 500 Growth Index                                       IVW
Large Cap Growth                  PowerShares Value Line Timeliness Select                           PIV
Large Cap Growth                  Vanguard Growth ETF                                                VUG
Large Cap Value                   PowerShares Dynamic Large Cap Value                                PWV
Large Cap Value                   PowerShares Dividend Achievers                                     PFM
Large Cap Value                   iShares Morningstar Large Value Index                              JKF
Large Cap Value                   iShares Russell 1000 Value                                         IWD
Large Cap Value                   iShares S&P 500 Value Index                                        IVE
Large Cap Value                   iShares Dow Jones Dividend Index                                   DVY
Large Cap Value                   Vanguard High Dividend Yield ETF                                   VYM
Large Cap Value                   Vanguard Value ETF                                                 VTV
Micro Cap Blend                   PowerShares Zacks Micro Cap                                        PZI
Mid Cap Blend                     PowerShares Dynamic MagniQuant                                     PIQ
Mid Cap Blend                     PowerShares Listed Private Equity                                  PSP
Mid Cap Blend                     WisdomTree MidCap Dividend Fund                                    DON
Mid Cap Blend                     WisdomTree MidCap Earnings Fund                                    EZM
Mid Cap Blend                     iShares Morningstar Mid Core Index Fund                            JKG
Mid Cap Blend                     iShares Russell                                                    IWR
Mid Cap Blend                     iShares S&P MidCap 400 Blend                                       IJH
Mid-Cap Blend                     Vanguard Extended Market Index ETF                                 VXF
Mid-Cap Blend                     Vanguard Mid Cap ETF                                               VO
Mid Cap Growth                    PowerShares Dynamic OTC                                            PWO
Mid Cap Growth                    PowerShares Dynamic Mid Cap Growth                                 PWJ
Mid Cap Growth                    iShares Morningstar Mid Growth Index Fund                          JKH
Mid Cap Growth                    iShares Russell MCG                                                IWP
Mid Cap Growth                    iShares S&P MidCap 400 Growth                                      IJK
Mid Cap Growth                    Vanguard Mid-Cap Growth ETF                                        VOT
Mid Cap Value                     PowerShares Dynamic Mid Cap Value                                  PWP
Mid Cap Value                     PowerShares High Yield Equity Dividend Achievers                   PEY
Mid Cap Value                     iShares Morningstar Mid Value Index Fund                           JKI
Mid Cap Value                     iShares Russell MCV                                                IWS
Mid Cap Value                     iShares S&P MidCap 400 Value                                       IJJ
Mid Cap Value                     Vanguard Mid-Cap Value ETF                                         VOE
Real Estate Sector                iShares Cohen & Steers Realty Majors Index Fund                    ICF
Real Estate Sector                iShares Dow Jones Real Estate Index                                IYR
Real Estate Sector                Vanguard REIT Index ETF                                            VNQ
Sector ETFs                       PowerShares Dynamic Basic Materials                                PYZ
Sector ETFs                       PowerShares Dynamic Consumor Discresionary                         PEZ
Sector ETFs                       PowerShares Dynamic Consumer Staples                               PSL
Sector ETFs                       PowerShares Dynamic Energy                                         PXI
Sector ETFs                       PowerShares Dynamic Financials                                     PFI
Sector ETFs                       PowerShares Dynamic Industrials                                    PRN
Sector ETFs                       PowerShares Dynamic Healthcare                                     PTH
Sector ETFs                       PowerShares Dynamic Technology                                     PTF
Sector ETFs                       PowerShares Dynamic Telecommunications & Wireless                  PTE
Sector ETFs                       PowerShares Dynamic Utilities                                      PUI
Sector ETFs                       PowerShares Dynamic Banking                                        PJB
Sector ETFs                       PowerShares Dynamic Biotechnolgy & Genome                          PBE
Sector ETFs                       PowerShares Dynamic Building & Construction                        PKB
Sector ETFs                       PowerShares Dynamic Energy Exploration                             PXE
Sector ETFs                       PowerShares Dynamic Food & Beverage                                PBJ
Sector ETFs                       PowerShares Dynamic Hardware & Electrics                           PHW
Sector ETFs                       PowerShares Dynamic Healthcare Services                            PTJ
Sector ETFs                       PowerShares Dynamic Insurance                                      PIC
Sector ETFs                       PowerShares Dynamic Leisure & Entertainment                        PEJ
Sector ETFs                       PowerShares Dynamic Media                                          PBS
Sector ETFs                       PowerShares Dynamic Networking                                     PXQ
Sector ETFs                       PowerShares Dynamic Oil & Gas Services                             PXJ
Sector ETFs                       PowerShares Dynamic Pharmaceuticals                                PJP
Sector ETFs                       PowerShares Dynamic Retail                                         PMR
Sector ETFs                       PowerShares Dynamic Semiconductors                                 PSI
Sector ETFs                       PowerShares Dynamic Software                                       PSJ
Sector ETFs                       PowerShares FTSE RAFI Basic Materials                             PRFM
Sector ETFs                       PowerShares FTSE RAFI Consumer Goods                              PRFG
Sector ETFs                       PowerShares FTSE RAFI Energy                                      PRFE
Sector ETFs                       PowerShares FSTE RAFI Financials                                  PRFF
Sector ETFs                       PowerShares FTSE RAFI Healthcare                                  PRFH
Sector ETFs                       PowerShares FTSE RAFI Industrials                                 PRFN
Sector ETFs                       PowerShares FTSE RAFI Telecom & Technology                        PRFQ
Sector ETFs                       PowerShares FTSE RAFI Utilities                                   PRFU
Sector ETFs                       PowerShares Aerospace & Defense                                    PPA
Sector ETFs                       PowerShares Cleantech                                              PZD
Sector ETFs                       PowerShares Lux Nanotech                                           PXN
Sector ETFs                       PowerShares Progressive Energy                                     PUW
Sector ETFs                       PowerShares Water Resources                                        PHO
Sector ETFs                       PowerShares WilderHill Clean Energy                                PBW
Sector ETFs                       iShares COMEX Gold Trust                                           IAU
Sector ETFs                       iShares Dow Jones U.S. Transportation Index                        IYT
Sector ETFs                       iShares Dow Jones U.S. Aerospace & Defense Sector                  ITA
Sector ETFs                       iShares Dow Jones U.S. Basic Materials Sector                      IYM
Sector ETFs                       iShares Dow Jones U.S. Broker Dealers Sector                       IAI
Sector ETFs                       iShares Dow Jones U.S. Consumer Goods Sector                       IYK
Sector ETFs                       iShares Dow Jones U.S. Consumer Services Sector                    IYC
Sector ETFs                       iShares Dow Jones U.S. Energy Sector                               IYE
Sector ETFs                       iShares Dow Jones U.S. Financial Sector                            IYF
Sector ETFs                       iShares Dow Jones U.S. Financial Services Sector                   IYG
Sector ETFs                       iShares Dow Jones U.S. Health Care Providers Sector                IHF
Sector ETFs                       iShares Dow Jones U.S. Healthcare Sector                           IYH
Sector ETFs                       iShares Dow Jones U.S. Home Construction Sector                    ITB
Sector ETFs                       iShares Dow Jones U.S. Industrial Sector                           IYJ
Sector ETFs                       iShares Dow Jones U.S. Insurance Sector                            IAK
Sector ETFs                       iShares Dow Jones U.S. Medical Devices Sector                      IHI
Sector ETFs                       iShares Dow Jones U.S. Oil & Gas Exploration & Production Sector   IEO
Sector ETFs                       iShares Dow Jones U.S. Oil Equipment & Services Sector             IEZ
Sector ETFs                       iShares Dow Jones U.S. Pharmaceuticals Sector                      IHE
Sector ETFs                       iShares Dow Jones U.S. Real Estate Sector                          IYR
Sector ETFs                       iShares Dow Jones U.S. Regional Banks Sector                       IAT
Sector ETFs                       iShares Dow Jones U.S. Technology Sector                           IYW
Sector ETFs                       iShares Dow Jones U.S. Telecommunications Sector                   IYZ
Sector ETFs                       iShares Dow Jones U.S. Utilities Sector                            IDU
Sector ETFs                       iShares Goldman Sachs Natural Resources Index                      IGE
Sector ETFs                       iShares Goldman Sachs Networking Index                             IGN
Sector ETFs                       iShares Goldman Sachs Semiconductor Index                          IGW
Sector ETFs                       iShares Goldman Sachs Software Index                               IGV
Sector ETFs                       iShares Goldman Sachs Technology Index                             IGM
Sector ETFs                       iShares Nasdaq Biotechnology Index                                 IBB
Sector ETFs                       iShares Silver Trust                                               SLV
Sector ETFs                       iShares(R) GSCI(R) Commodity-Indexed Trust                         GSG
Sector ETFs                       Vanguard Consumer Discretionary ETF                                VCR
Sector ETFs                       Vanguard Consumer Staples ETF                                      VDC
Sector ETFs                       Vanguard Energy ETF                                                VDE
Sector ETFs                       Vanguard Financials ETF                                            VFH
Sector ETFs                       Vanguard Health Care ETF                                           VHT
Sector ETFs                       Vanguard Industrials ETF                                           VIS
Sector ETFs                       Vanguard Information Technology ETF                                VGT
Sector ETFs                       Vanguard Materials ETF                                             VAW
Sector ETFs                       Vanguard Telecom Services ETF                                      VOX
Sector ETFs                       Vanguard Utilities ETF                                             VPU
Sector ETFs                       WisdomTree International Basic Materials Sector Fund               DBN
Sector ETFs                       WisdomTree International Communications Sector Fund                DGG
Sector ETFs                       WisdomTree International Consumer Cyclical Sector Fund             DPC
Sector ETFs                       WisdomTree International Consumer Non-Cyclical Sector Fund         DPN
Sector ETFs                       WisdomTree International Energy Sector Fund                        DKA
Sector ETFs                       WisdomTree International Financial Sector Fund                     DRF
Sector ETFs                       WisdomTree International Health Care Sector Fund                   DBR
Sector ETFs                       WisdomTree International Industrial Sector Fund                    DDI
Sector ETFs                       WisdomTree International Technology Sector Fund                    DBT
Sector ETFs                       WisdomTree International Utilities Sector Fund                     DBU
Small Cap Blend                   iShares Morningstar Small Core Index Fund                          JKJ
Small Cap Blend                   iShares Russell 2000 Index                                         IWM
Small Cap Blend                   iShares Russell Microcap Index                                     IWC
Small Cap Blend                   iShares S&P 600 SmallCap 600                                       IJR
Small Cap Blend                   Vanguard Small Cap ETF                                             VB
Small Cap Blend                   WisdomTree SmallCap Dividend                                       DES
Small Cap Blend                   WisdomTree SmallCap Earning Fund                                   EES
Small Cap Blend                   PowerShares Zacks Small Cap                                        PZJ
Small Cap Growth                  PowerShares Dynamic Small Cap Growth                               PWT
Small Cap Growth                  iShares Morningstar Small Growth Index Fund                        JKK
Small Cap Growth                  iShares Russell 2000 Growth                                        IWO
Small Cap Growth                  iShares S&P 600 SmallCap Growth                                    IJT
Small Cap Growth                  Vanguard Small Cap Growth ETF                                      VBK
Small Cap Value                   PowerShares Dynamic Small Cap Value                                PWY
Small Cap Value                   iShares Morningstar Small Value Index Fund                         JKL
Small Cap Value                   iShares Russell 2000 Value                                         IWN
Small Cap Value                   iShares S&P 600 SamllCap 600 Value                                 IJS
Small Cap Value                   Vanguard Small Cap Value ETF                                       VBR
Socially Responsible Investing    iShares KLD Select Social (SM) Index                               KLD

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying ETFs. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying ETFs that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies of the Underlying ETF may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Underlying ETF to effect sales at an advantageous time or without a substantial drop in price.

          o PERFORMANCE RISK. The Fund's investment performance is directly related to the performance of the Underlying ETFs because the Fund invests primarily all of its assets in the shares of the Underlying ETFs. The ability of the Fund to meet its investment objective depends upon the allocation of the Fund's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Fund's investment performance. The Fund and Underlying ETFs cannot assure that their investment objectives will be achieved. Given that the Fund invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying ETF's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying ETF invests in bonds issued by a foreign government, that Underlying ETF may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o CURRENCY RISK. The value of an Underlying ETF's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying ETF's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the ETF's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying ETF would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. However, because each of the Underlying ETFs invests in a broad range of securities, there is diversity of the Underlying ETFs' investments.

          o INTEREST RATE RISK. When interest rates increase, fixed income securities held by an Underlying ETF will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o CREDIT RISK. An Underlying ETF could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying ETFs.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance may be closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, Underlying ETFs in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in which the Underlying ETFs invest, than a mixture of stocks of companies from a wide variety of industries.

Because the Fund invests exclusively in the secondary market for Underlying ETFs, you should look elsewhere for the information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.40%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                             0.20%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                       0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.20%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.81%
---------------------------------------------------------------------------------------------- ---------------------

*Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to Underlying Funds. Actual allocations may be different and therefore, actual amounts may be higher or lower than those shown above.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Fund, however, the Underlying ETFs are not available as investment options under the variable insurance contract and you would not have the potential to benefit from the allocation services of the Sub-Adviser.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
Expense Example
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $83
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $259
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in Underlying ETFs that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

Because the Fund invests in other mutual funds rather than individual securities, the Fund is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests. An ETF is designed to follow the performance of a particular index. ETFs that track indices or sectors of indices hold either:

          o Shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
          o Shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

The Fund allocates its assets among a group of ETFs in different percentages. Therefore, the Fund has different indirect asset allocations of stocks, bonds, and cash.

Generally, the Fund cannot purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company. However, the Fund will only invest in ETFs that have received an order for exemptive relief from these limitations from the Securities and Exchange Commission subject to certain terms and conditions, including that the Fund enter into a Purchasing Fund Agreement regarding the terms of the investment.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISERS AND PORTFOLIO MANAGEMENT. The Fund engages co-sub-advisers. Standard & Poor's Investment Advisory Services LLC ("SPIAS") serves as the Sub-Adviser responsible for the selection and allocation of investments in the various Underlying ETFs. Mellon Capital Management Corporation serves as the Sub-Adviser responsible for monitoring investment allocations and executing the Underlying ETF allocation instructions prepared by SPIAS.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

Mellon Capital is located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions in the Underlying ETFs, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIA portfolio allocations are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison has been a manager since the inception of the Fund. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown has been a manager since the inception of the Fund. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager since the inception of the Fund. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president and in 2004 to a vice president. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. Ms. Wong is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/S&P GROWTH RETIREMENT STRATEGY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Growth Retirement Strategy Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in shares of a diversified group of Underlying ETFs. The Fund is managed for capital growth and invests a significant portion of its assets in Underlying ETFs that invest in equity and fixed income securities. An exchange traded fund ("ETF") is a fund that holds a portfolio of stocks and is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying ETFs that investment primarily in equity securities, and 10% to 30% to Underlying ETFs that investment primarily in fixed-income securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying ETFs.

The Fund's equity investments may be allocated across a range of asset classes which can include: large-, mid- and small-cap, real estate investment trusts ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, investment-grade corporate and high-yield funds. Under normal circumstances, the Fund will not invest greater than 30% of its net assets in Underlying ETFs that invest primarily in fixed income securities.

The Fund currently seeks to achieve the capital growth element of its objective through its investments in Underlying ETFs that invest primarily in small-cap, mid-cap and large-cap equity securities as well, to a lesser extent, in stocks of foreign companies.

The Fund currently seeks to achieve the current income secondary objective through its investments in Underlying ETFs that invest primarily in domestic investment-grade and government fixed income securities.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Generally, any changes among asset classes will be within a range of plus or minus 10 percentage points per asset class per quarter; however, the Sub-Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Sub-Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

The Fund reserves the right to invest in other ETFs not on the list below as long as they have obtained exemptive relief from Section 12 of the 1940 Act. The Fund will comply with the conditions of the ETF's exemptive order.


  ASSET CLASS                                        ETF NAME                                      SYMBOL
Broad Equity Market               PowerShares FTSE RAFI US 1000                                      PRF
Broad Equity Market               PowerShares FTSE RAFI US 1500                                     PRFZ
Broad Equity Market               iShares(R) Dow Jones US Total Market Index Fund                    IYY
Broad Equity Market               iShares NYSE Composite Index                                       NYC
Broad Equity Market               iShares Russell 3000 Index                                         IWV
Broad Equity Market               iShares S&P(R) 1500 Index                                          ISI
Broad Equity Market               Vanguard(R) Total Stock Market ETF                                 VTI
Broad Equity Market Growth        iShares Russell 3000 Growth Index                                  IWZ
Broad Equity Market Value         iShares Russell 3000 Value Index                                   IWW
Fixed Income Markets              iShares GS $ InvesTop Corporate Bond Fund                          LQD
Fixed Income Markets              iShares Lehman 1-3YR Treasury                                      SHY
Fixed Income Markets              iShares Lehman 20+ Years Treasury Bond Fund                        TLT
Fixed Income Markets              iShares Lehman 7-10YR Treasury                                     IEF
Fixed Income Markets              iShares Lehman Aggregate Bond Index Fund                           AGG
Fixed Income Markets              iShares Lehman TIPS Bond Fund                                      TIP
Fixed Income Markets              iShares Lehman Short Treasury                                      SHV
Fixed Income Markets              iShares Lehman 3-7 Year Treasury                                   IEI
Fixed Income Markets              iShares Lehman 10-20 Year Treasury                                 TLH
Fixed Income Markets              iShares Lehman Credit                                              CFT
Fixed Income Markets              iShares Lehman 1-3 Year Credit                                     CSJ
Fixed Income Markets              iShares Lehman Intermediate Credit                                 CFT
Fixed Income Markets              iShares Lehman Government/Credit                                   GBF
Fixed Income Markets              iShares Lehman Intermediate Government/Credit                      GVI
Fixed Income Markets              iShares Lehman MBS Fixed-Rate                                      MBB
Fixed Income Markets              Vanguard Short Term Bond                                           BSV
Fixed Income Markets              Vanguard Intermediate Term Bond                                    BIV
Fixed Income Markets              Vanguard Long Term Bond                                            BLV
Fixed Income Markets              Vanguard Total Bond                                                BND
Global Sector ETFs                iShares S&P Global Energy Sector Index                             IXC
Global Sector ETFs                iShares S&P Global Financials Sector Index                         IXG
Global Sector ETFs                iShares S&P Global Healthcare Sector Index                         IXJ
Global Sector ETFs                iShares S&P Global Technology Sector Index                         IXN
Global Sector ETFs                iShares S&P Global Telecommunications Sector Index                 IXP
Global Sector ETFs                iShares S&P Global Consumer Discretionary Sector                   RXI
Global Sector ETFs                iShares S&P Global Consumer Staples Sector                         KXI
Global Sector ETFs                iShares S&P Global Industrials Sector                              EXI
Global Sector ETFs                iShares S&P Global Materials Sector                                MXI
Global Sector ETFs                iShares S&P Global Utilities Sector                                MXI
International Country Markets     iShares FTSE/Xinhua China 25 Index                                 FXI
International Country Markets     iShares MSCI Australia Index                                       EWA
International Country Markets     iShares MSCI Austria Index                                         EWO
International Country Markets     iShares MSCI Belgium Index                                         EWK
International Country Markets     iShares MSCI Brazil Index                                          EWZ
International Country Markets     iShares MSCI Canada Index                                          EWC
International Country Markets     iShares MSCI France Index                                          EWQ
International Country Markets     iShares MSCI Germany Index                                         EWG
International Country Markets     iShares MSCI Hong Kong Index                                       EWH
International Country Markets     iShares MSCI Italy Index                                           EWI
International Country Markets     iShares MSCI Japan Index                                           EWJ
International Country Markets     iShares MSCI Malaysia Index                                        EWM
International Country Markets     iShares MSCI Mexico Index                                          EWW
International Country Markets     iShares MSCI Netherlands Index                                     EWN
International Country Markets     iShares MSCI Singapore Index                                       EWS
International Country Markets     iShares MSCI South Africa Index                                    EZA
International Country Markets     iShares MSCI South Korea Index                                     EWY
International Country Markets     iShares MSCI Spain Index                                           EWP
International Country Markets     iShares MSCI Sweden Index                                          EWD
International Country Markets     iShares MSCI Switzerland Index                                     EWL
International Country Markets     iShares MSCI Taiwan Index                                          EWT
International Country Markets     iShares MSCI United Kingdom Index                                  EWU
International Country Markets     iShares S&P/TOPIX Index                                            ITF
International Country Markets     WisdomTree Japan Total Dividend Fund                               DXJ
International Country Markets     WisdomTree Japan High-Yielding Equity Fund                         DNL
International Country Markets     WisdomTree Japan SmallCap Dividend Fund                            DFJ
International Emerging Markets    PowerShares Golden Dragon Halter USX China                         PGJ
International Emerging Markets    Vanguard Emerging Markets ETF                                      VWO
International Emerging Markets    iShares MSCI Emerging Markets Index Fund                           EEM
International Equity Blend        iShares EAFE                                                       EFA
International Equity Blend        iShares S&P Global 100                                             IOO
International Equity Blend        Vanguard FTSE All-World ex-US                                      VEU
International Equity Blend        WisdomTree DIEFA Fund                                              DWM
International Equity Blend        WisdomTree DIEFA High-Yielding Equity Fund                         DTH
International Equity Blend        WisdomTree International LargeCap Dividend Fund                    DOL
International Equity Blend        WisdomTree International MidCap Dividend Fund                      DIM
International Equity Blend        WisdomTree International SmallCap Dividend Fund                    DLS
International Equity Blend        WisdomTree International Dividend Top 100 Fund                     DOO
International Equity Growth       iShares MSCI EAFE Growth Fund                                      EFG
International Equity Value        iShares MSCI EAFE Value Fund                                       EFV
International Equity Value        PowerShares International Dividend Achievers                       PID
International Regional Markets    iShares MSCI EMU Index                                             EZU
International Regional Markets    iShares MSCI Pacific ex-Japan Index                                EPP
International Regional Markets    iShares S&P European 350 Index                                     IEV
International Regional Markets    iShares S&P Latin America 40 Index                                 ILF
International Regional Markets    Vanguard European ETF                                              VGK
International Regional Markets    Vanguard Pacific ETF                                               VPL
International Regional Markets    WisdomTree Europe Total Dividend Fund                              DEB
International Regional Markets    WisdomTree Europe High-Yielding Equity Fund                        DEW
International Regional Markets    WisdomTree Europe SmallCap Dividend Fund                           DFE
International Regional Markets    WisdomTree Pacific ex-Japan Total Dividend Fund                    DND
International Regional Markets    WisdomTree Pacific ex-Japan High-Yielding Equity Fund              DNH
Large Cap Blend                   PowerShares Dynamic Market                                         PWC
Large Cap Blend                   PowerShares High Growth Rate Dividend Achievers                    PHJ
Large Cap Blend                   iShares KLD 400 Social                                             DSI
Large Cap Blend                   iShares Morningstar Large Core Index                               JKD
Large Cap Blend                   iShares NYSE 100 Index                                             NY
Large Cap Blend                   iShares NYSE Composite Index                                       NYC
Large Cap Blend                   iShares Russell 1000 Index                                         IWB
Large Cap Blend                   iShares S&P 500 Index                                              IVV
Large Cap Blend                   iShares S&P 100 Index                                              OEF
Large Cap Blend                   SPDR(R) S&P 500 Index                                              SPY
Large Cap Blend                   Vanguard Dividend Appreciation ETF                                 VIG
Large Cap Blend                   Vanguard Total Stock Market ETF                                    VTI
Large Cap Blend                   Vanguard Large Cap ETF                                             VV
Large Cap Blend                   WisdomTree Total Dividend Fund                                     DTD
Large Cap Blend                   WisdomTree High-Yielding Equity Fund                               DHS
Large Cap Blend                   WisdomTree LargeCap Dividend Fund                                  DLN
Large Cap Blend                   WisdomTree Dividend Top 100 Fund                                   DTN
Large Cap Blend                   WisdomTree Total Earnings Fund                                     EXT
Large Cap Blend                   WisdomTree Low P/E Fund                                            EZY
Large Cap Blend                   WisdomTree Earnings 500 Fund                                       EPS
Large Cap Blend                   WisdomTree Earnings Top 100 Fund                                   EEZ
Large Cap Growth                  PowerShares Dynamic Large Cap Growth                               PWB
Large Cap Growth                  iShares Morningstar Large Growth Index                             JKE
Large Cap Growth                  iShares Russell 1000 Growth                                        IWF
Large Cap Growth                  iShares S&P 500 Growth Index                                       IVW
Large Cap Growth                  PowerShares Value Line Timeliness Select                           PIV
Large Cap Growth                  Vanguard Growth ETF                                                VUG
Large Cap Value                   PowerShares Dynamic Large Cap Value                                PWV
Large Cap Value                   PowerShares Dividend Achievers                                     PFM
Large Cap Value                   iShares Morningstar Large Value Index                              JKF
Large Cap Value                   iShares Russell 1000 Value                                         IWD
Large Cap Value                   iShares S&P 500 Value Index                                        IVE
Large Cap Value                   iShares Dow Jones Dividend Index                                   DVY
Large Cap Value                   Vanguard High Dividend Yield ETF                                   VYM
Large Cap Value                   Vanguard Value ETF                                                 VTV
Micro Cap Blend                   PowerShares Zacks Micro Cap                                        PZI
Mid Cap Blend                     PowerShares Dynamic MagniQuant                                     PIQ
Mid Cap Blend                     PowerShares Listed Private Equity                                  PSP
Mid Cap Blend                     WisdomTree MidCap Dividend Fund                                    DON
Mid Cap Blend                     WisdomTree MidCap Earnings Fund                                    EZM
Mid Cap Blend                     iShares Morningstar Mid Core Index Fund                            JKG
Mid Cap Blend                     iShares Russell                                                    IWR
Mid Cap Blend                     iShares S&P MidCap 400 Blend                                       IJH
Mid-Cap Blend                     Vanguard Extended Market Index ETF                                 VXF
Mid-Cap Blend                     Vanguard Mid Cap ETF                                               VO
Mid Cap Growth                    PowerShares Dynamic OTC                                            PWO
Mid Cap Growth                    PowerShares Dynamic Mid Cap Growth                                 PWJ
Mid Cap Growth                    iShares Morningstar Mid Growth Index Fund                          JKH
Mid Cap Growth                    iShares Russell MCG                                                IWP
Mid Cap Growth                    iShares S&P MidCap 400 Growth                                      IJK
Mid Cap Growth                    Vanguard Mid-Cap Growth ETF                                        VOT
Mid Cap Value                     PowerShares Dynamic Mid Cap Value                                  PWP
Mid Cap Value                     PowerShares High Yield Equity Dividend Achievers                   PEY
Mid Cap Value                     iShares Morningstar Mid Value Index Fund                           JKI
Mid Cap Value                     iShares Russell MCV                                                IWS
Mid Cap Value                     iShares S&P MidCap 400 Value                                       IJJ
Mid Cap Value                     Vanguard Mid-Cap Value ETF                                         VOE
Real Estate Sector                iShares Cohen & Steers Realty Majors Index Fund                    ICF
Real Estate Sector                iShares Dow Jones Real Estate Index                                IYR
Real Estate Sector                Vanguard REIT Index ETF                                            VNQ
Sector ETFs                       PowerShares Dynamic Basic Materials                                PYZ
Sector ETFs                       PowerShares Dynamic Consumor Discresionary                         PEZ
Sector ETFs                       PowerShares Dynamic Consumer Staples                               PSL
Sector ETFs                       PowerShares Dynamic Energy                                         PXI
Sector ETFs                       PowerShares Dynamic Financials                                     PFI
Sector ETFs                       PowerShares Dynamic Industrials                                    PRN
Sector ETFs                       PowerShares Dynamic Healthcare                                     PTH
Sector ETFs                       PowerShares Dynamic Technology                                     PTF
Sector ETFs                       PowerShares Dynamic Telecommunications & Wireless                  PTE
Sector ETFs                       PowerShares Dynamic Utilities                                      PUI
Sector ETFs                       PowerShares Dynamic Banking                                        PJB
Sector ETFs                       PowerShares Dynamic Biotechnolgy & Genome                          PBE
Sector ETFs                       PowerShares Dynamic Building & Construction                        PKB
Sector ETFs                       PowerShares Dynamic Energy Exploration                             PXE
Sector ETFs                       PowerShares Dynamic Food & Beverage                                PBJ
Sector ETFs                       PowerShares Dynamic Hardware & Electrics                           PHW
Sector ETFs                       PowerShares Dynamic Healthcare Services                            PTJ
Sector ETFs                       PowerShares Dynamic Insurance                                      PIC
Sector ETFs                       PowerShares Dynamic Leisure & Entertainment                        PEJ
Sector ETFs                       PowerShares Dynamic Media                                          PBS
Sector ETFs                       PowerShares Dynamic Networking                                     PXQ
Sector ETFs                       PowerShares Dynamic Oil & Gas Services                             PXJ
Sector ETFs                       PowerShares Dynamic Pharmaceuticals                                PJP
Sector ETFs                       PowerShares Dynamic Retail                                         PMR
Sector ETFs                       PowerShares Dynamic Semiconductors                                 PSI
Sector ETFs                       PowerShares Dynamic Software                                       PSJ
Sector ETFs                       PowerShares FTSE RAFI Basic Materials                             PRFM
Sector ETFs                       PowerShares FTSE RAFI Consumer Goods                              PRFG
Sector ETFs                       PowerShares FTSE RAFI Energy                                      PRFE
Sector ETFs                       PowerShares FSTE RAFI Financials                                  PRFF
Sector ETFs                       PowerShares FTSE RAFI Healthcare                                  PRFH
Sector ETFs                       PowerShares FTSE RAFI Industrials                                 PRFN
Sector ETFs                       PowerShares FTSE RAFI Telecom & Technology                        PRFQ
Sector ETFs                       PowerShares FTSE RAFI Utilities                                   PRFU
Sector ETFs                       PowerShares Aerospace & Defense                                    PPA
Sector ETFs                       PowerShares Cleantech                                              PZD
Sector ETFs                       PowerShares Lux Nanotech                                           PXN
Sector ETFs                       PowerShares Progressive Energy                                     PUW
Sector ETFs                       PowerShares Water Resources                                        PHO
Sector ETFs                       PowerShares WilderHill Clean Energy                                PBW
Sector ETFs                       iShares COMEX Gold Trust                                           IAU
Sector ETFs                       iShares Dow Jones U.S. Transportation Index                        IYT
Sector ETFs                       iShares Dow Jones U.S. Aerospace & Defense Sector                  ITA
Sector ETFs                       iShares Dow Jones U.S. Basic Materials Sector                      IYM
Sector ETFs                       iShares Dow Jones U.S. Broker Dealers Sector                       IAI
Sector ETFs                       iShares Dow Jones U.S. Consumer Goods Sector                       IYK
Sector ETFs                       iShares Dow Jones U.S. Consumer Services Sector                    IYC
Sector ETFs                       iShares Dow Jones U.S. Energy Sector                               IYE
Sector ETFs                       iShares Dow Jones U.S. Financial Sector                            IYF
Sector ETFs                       iShares Dow Jones U.S. Financial Services Sector                   IYG
Sector ETFs                       iShares Dow Jones U.S. Health Care Providers Sector                IHF
Sector ETFs                       iShares Dow Jones U.S. Healthcare Sector                           IYH
Sector ETFs                       iShares Dow Jones U.S. Home Construction Sector                    ITB
Sector ETFs                       iShares Dow Jones U.S. Industrial Sector                           IYJ
Sector ETFs                       iShares Dow Jones U.S. Insurance Sector                            IAK
Sector ETFs                       iShares Dow Jones U.S. Medical Devices Sector                      IHI
Sector ETFs                       iShares Dow Jones U.S. Oil & Gas Exploration & Production Sector   IEO
Sector ETFs                       iShares Dow Jones U.S. Oil Equipment & Services Sector             IEZ
Sector ETFs                       iShares Dow Jones U.S. Pharmaceuticals Sector                      IHE
Sector ETFs                       iShares Dow Jones U.S. Real Estate Sector                          IYR
Sector ETFs                       iShares Dow Jones U.S. Regional Banks Sector                       IAT
Sector ETFs                       iShares Dow Jones U.S. Technology Sector                           IYW
Sector ETFs                       iShares Dow Jones U.S. Telecommunications Sector                   IYZ
Sector ETFs                       iShares Dow Jones U.S. Utilities Sector                            IDU
Sector ETFs                       iShares Goldman Sachs Natural Resources Index                      IGE
Sector ETFs                       iShares Goldman Sachs Networking Index                             IGN
Sector ETFs                       iShares Goldman Sachs Semiconductor Index                          IGW
Sector ETFs                       iShares Goldman Sachs Software Index                               IGV
Sector ETFs                       iShares Goldman Sachs Technology Index                             IGM
Sector ETFs                       iShares Nasdaq Biotechnology Index                                 IBB
Sector ETFs                       iShares Silver Trust                                               SLV
Sector ETFs                       iShares(R) GSCI(R) Commodity-Indexed Trust                         GSG
Sector ETFs                       Vanguard Consumer Discretionary ETF                                VCR
Sector ETFs                       Vanguard Consumer Staples ETF                                      VDC
Sector ETFs                       Vanguard Energy ETF                                                VDE
Sector ETFs                       Vanguard Financials ETF                                            VFH
Sector ETFs                       Vanguard Health Care ETF                                           VHT
Sector ETFs                       Vanguard Industrials ETF                                           VIS
Sector ETFs                       Vanguard Information Technology ETF                                VGT
Sector ETFs                       Vanguard Materials ETF                                             VAW
Sector ETFs                       Vanguard Telecom Services ETF                                      VOX
Sector ETFs                       Vanguard Utilities ETF                                             VPU
Sector ETFs                       WisdomTree International Basic Materials Sector Fund               DBN
Sector ETFs                       WisdomTree International Communications Sector Fund                DGG
Sector ETFs                       WisdomTree International Consumer Cyclical Sector Fund             DPC
Sector ETFs                       WisdomTree International Consumer Non-Cyclical Sector Fund         DPN
Sector ETFs                       WisdomTree International Energy Sector Fund                        DKA
Sector ETFs                       WisdomTree International Financial Sector Fund                     DRF
Sector ETFs                       WisdomTree International Health Care Sector Fund                   DBR
Sector ETFs                       WisdomTree International Industrial Sector Fund                    DDI
Sector ETFs                       WisdomTree International Technology Sector Fund                    DBT
Sector ETFs                       WisdomTree International Utilities Sector Fund                     DBU
Small Cap Blend                   iShares Morningstar Small Core Index Fund                          JKJ
Small Cap Blend                   iShares Russell 2000 Index                                         IWM
Small Cap Blend                   iShares Russell Microcap Index                                     IWC
Small Cap Blend                   iShares S&P 600 SmallCap 600                                       IJR
Small Cap Blend                   Vanguard Small Cap ETF                                             VB
Small Cap Blend                   WisdomTree SmallCap Dividend                                       DES
Small Cap Blend                   WisdomTree SmallCap Earning Fund                                   EES
Small Cap Blend                   PowerShares Zacks Small Cap                                        PZJ
Small Cap Growth                  PowerShares Dynamic Small Cap Growth                               PWT
Small Cap Growth                  iShares Morningstar Small Growth Index Fund                        JKK
Small Cap Growth                  iShares Russell 2000 Growth                                        IWO
Small Cap Growth                  iShares S&P 600 SmallCap Growth                                    IJT
Small Cap Growth                  Vanguard Small Cap Growth ETF                                      VBK
Small Cap Value                   PowerShares Dynamic Small Cap Value                                PWY
Small Cap Value                   iShares Morningstar Small Value Index Fund                         JKL
Small Cap Value                   iShares Russell 2000 Value                                         IWN
Small Cap Value                   iShares S&P 600 SamllCap 600 Value                                 IJS
Small Cap Value                   Vanguard Small Cap Value ETF                                       VBR
Socially Responsible Investing    iShares KLD Select Social (SM) Index                               KLD

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying ETFs. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying ETFs that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies of the Underlying ETF may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Underlying ETF to effect sales at an advantageous time or without a substantial drop in price.

          o PERFORMANCE RISK. The Fund's investment performance is directly related to the performance of the Underlying ETFs because the Fund invests primarily all of its assets in the shares of the Underlying ETFs. The ability of the Fund to meet its investment objective depends upon the allocation of the Fund's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Fund's investment performance. The Fund and Underlying ETFs cannot assure that their investment objectives will be achieved. Given that the Fund invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying ETF's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying ETF invests in bonds issued by a foreign government, that Underlying ETF may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying ETF's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the ETF's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying ETF would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. However, because each of the Underlying ETFs invests in a broad range of securities, there is diversity of the Underlying ETFs' investments.

          o INTEREST RATE RISK. When interest rates increase, fixed income securities held by an Underlying ETF will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o CREDIT RISK. An Underlying ETF could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying ETFs.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance may be closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, Underlying ETFs in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in which the Underlying ETFs invest, than a mixture of stocks of companies from a wide variety of industries.

Because the Fund invests exclusively in the secondary market for Underlying ETFs, you should look elsewhere for the information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.40%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                             0.20%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                       0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.23%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.84%
---------------------------------------------------------------------------------------------- ---------------------

*Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to Underlying Funds. Actual allocations may be different and therefore, actual amounts may be higher or lower than those shown above. Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Fund, however, the Underlying ETFs are not available as investment options under the variable insurance contract and you would not have the potential to benefit from the allocation services of the Sub-Adviser.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
Expense Example
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $86
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $268
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in Underlying ETFs that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

Because the Fund invests in other mutual funds rather than individual securities, the Fund is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests. An ETF is designed to follow the performance of a particular index. ETFs that track indices or sectors of indices hold either:

          o Shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
          o Shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

The Fund allocates its assets among a group of ETFs in different percentages. Therefore, the Fund has different indirect asset allocations of stocks, bonds, and cash.

Generally, the Fund cannot purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company. However, the Fund will only invest in ETFs that have received an order for exemptive relief from these limitations from the Securities and Exchange Commission subject to certain terms and conditions, including that the Fund enter into a Purchasing Fund Agreement regarding the terms of the investment.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISERS AND PORTFOLIO MANAGEMENT. The Fund engages co-sub-advisers. Standard & Poor's Investment Advisory Services LLC ("SPIAS") serves as the Sub-Adviser responsible for the selection and allocation of investments in the various Underlying ETFs. Mellon Capital Management Corporation serves as the Sub-Adviser responsible for monitoring investment allocations and executing the Underlying ETF allocation instructions prepared by SPIAS.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

Mellon Capital is located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions in the Underlying ETFs, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIA portfolio allocations are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison has been a manager since the inception of the Fund. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown has been a manager since the inception of the Fund. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager since the inception of the Fund. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president and in 2004 to a vice president. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. Ms. Wong is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, included unaffiliated money market funds. Under the relief, a Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. JNAM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM L.L.C.(R)" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

----------------------------------------------------- ---------------------------------- ---------------------------
                                                                                                ADVISORY FEE
                                                                                           (ANNUAL RATE BASED ON
                                                                                           AVERAGE NET ASSETS OF
FUND                                                  ASSETS                                     EACH FUND)
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Moderate Retirement Strategy                  $0 to $500 million                            .30%
                                                      Over $500 million                             .27%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Moderate Growth Retirement Strategy           $0 to $500 million                            .30%
                                                      Over $500 million                             .27%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Growth Retirement Strategy                    $0 to $500 million                            .30%
                                                      Over $500 million                             .27%
----------------------------------------------------- ---------------------------------- ---------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is Sub-Adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. For the JNL/S&P Moderate Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund, and the JNL/S&P Growth Retirement Strategy Fund, Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions in the Underlying ETFs, as required, to closely replicate the allocation instructions prepared by SPIAS.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, the JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, and JNL/S&P Growth Retirement Strategy pay an Administrative Fee of 0.10%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except the JNL/S&P Funds which have only one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

                                DISTRIBUTION PLAN

All Funds of the Trust, including the JNL/S&P Moderate Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund, and the JNL/S&P Growth Retirement Strategy Fund), have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Distribution Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts ("Accounts") of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts ("Contracts"), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investing the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of Jackson and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for Jackson and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This does not apply to money market Fund.

See the Separate Account Prospectus for the contract that describes Jackson's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

                       DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code ("Code") necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights for the Funds have not been included since the Funds commenced operations in January 2007.

                                   PROSPECTUS

                                 APRIL 30, 2007

                                JNL SERIES TRUST

You can find more information about the Trust in:

          o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated April 30, 2007, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

                                       The Trust's SEC file number is: 811-8894

                                   PROSPECTUS
                                 CLASS A SHARES
                                 April 30, 2007
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust").

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/Select Money Market Fund


THE FUND OFFERS TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                 ---------------

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION  OF EACH FUND,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE;  PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST..............................................................................................6

MANAGEMENT   OF   THE   FUNDS;   FUND   EXPENSES;   SUB-ADVISORY   ARRANGEMENTS;
ADMINISTRATIVE  FEE,  CLASSES OF SHARES;  DISTRIBUTION  PLAN;  THE  DISTRIBUTOR;
INVESTMENT  IN TRUST SHARES;  "MARKET  TIMING"  POLICY;  DISCLOSURE OF PORTFOLIO
SECURITIES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS................................................................................................11

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                           ABOUT THE FUND OF THE TRUST

JNL/SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

          o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

          o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

          o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

          o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

5.01%     4.99%     4.67%     5.83%     3.45%     1.07%     0.46%     0.78%     2.71%     4.49%
------    ------    ------    ------    ------    ------    ------    ------    ------    ------
1997      1998      1999      2000      2001      2002      2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

 -------------------------------------------------------- ---------------- ------------------ -----------------------
                                                              1 year            5 year               10 year*
 -------------------------------------------------------- ---------------- ------------------ -----------------------
 JNL/Select Money Market Fund (Class A)                         4.49%             1.89%              3.33%
 Merrill Lynch Treasury Bill Index (3 month)                    4.85%             2.42%              3.80%
 -------------------------------------------------------- ---------------- ------------------ -----------------------

The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment. The 7-day yield of Class A on December 31, 2006, was 4.74%.
The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.38%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Fee                                                                                           0.20%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Annual Fund Operating Expenses                                                                0.59%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                               $60
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                              $189
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                              $329
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                             $738
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The Sub-Adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF THE FUND

The investment objectives of the Fund are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, included unaffiliated money market funds. Under the relief, a Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. JNAM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM L.L.C.(R)" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for the Fund, accrued daily and payable monthly. The fee the Adviser receives from the Fund is set forth below as an annual percentage of the net assets of the Fund.

----------------------------------------------------- ---------------------------------- ---------------------------
                                                                                                ADVISORY FEE
                                                                                           (ANNUAL RATE BASED ON
                                                                                           AVERAGE NET ASSETS OF
FUND                                                  ASSETS                                     EACH FUND)
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Money Market Fund                          $0 to $500 million                                       .28%
                                                      Over $500 million                                        .25%

----------------------------------------------------- ---------------------------------- ---------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund of the Trust. The Adviser monitors the compliance of the Sub-Adviser with the investment objectives and related policies of the Fund and reviews the performance of the Sub-Adviser and reports periodically on such performance to the Trustees of the Trust.

Under the terms of the Sub-Advisory Agreement with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for such Fund consistent with its investment objectives and policies outlined in this Prospectus. The Sub-Adviser implements such programs by purchases and sales of securities. The Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, the Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Adviser out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, the Fund pays to JNAM L.L.C. (the Administrator) an Administrative Fee of 0.10% of the average daily net assets of the Fund. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. The Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, the Fund has two classes of shares (Class A and Class B). The outstanding shares of all Funds as of that date have been redesignated Class A shares.

This prospectus offers two classes of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAM L.L.C. determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Distribution Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts ("Accounts") of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts ("Contracts"), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investing the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of Jackson and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for Jackson and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This does not apply to money market Fund.

See the Separate Account Prospectus for the contract that describes Jackson's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

                       DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

          o When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code ("Code") necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                      1.00         0.04            -             0.04       (0.04)                 -              1.00
12/31/2005                      1.00         0.02            -             0.02       (0.02)                 -              1.00
12/31/2004                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2003                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2002                      1.00         0.01            -             0.01       (0.01)                 -              1.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                        4.49         269,095         n/a             0.59         4.42         n/a           n/a
12/31/2005                        2.71         258,452         n/a             0.60         2.66         n/a           n/a
12/31/2004                        0.78         237,815         n/a             0.61         0.81         n/a           n/a
12/31/2003                        0.46         184,440         n/a             0.69         0.47         n/a           n/a
12/31/2002                        1.07         214,520         n/a             0.69         1.07         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

                                   PROSPECTUS

                                 APRIL 30, 2007

                                JNL SERIES TRUST

You can find more information about the Trust in:

          o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated April 30, 2007, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

                                       The Trust's SEC file number is: 811-8894

                                   PROSPECTUS
                                 CLASS A SHARES
                                 April 30, 2007
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust").

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Credit Suisse Global Natural Resources Fund
JNL/Credit Suisse Long/Short Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FI Balanced Fund (FORMERLY, JNL/FMR BALANCED FUND)
JNL/FI Mid-Cap Equity Fund (FORMERLY, JNL/FMR MID-CAP EQUITY FUND)
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management 10 x 10 Fund
JNL/Mellon Capital Management Index 5 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)
JNL/PPM America Value Equity Fund (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund

THE JNL/S&P MANAGED CONSERVATIVE FUND, THE JNL/S&P MANAGED MODERATE FUND, THE JNL/S&P MANAGED MODERATE GROWTH FUND, THE JNL/S&P MANAGED GROWTH FUND, AND THE JNL/S&P MANAGED AGGRESSIVE GROWTH FUND, ARE ALSO REFERRED TO IN THIS PROSPECTUS AS THE JNL/S&P FUNDS.

EACH FUND, EXCEPT THE JNL/S&P FUNDS, JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND, JNL/MELLON CAPITAL MANGEMENT INDEX 5 FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND OFFER TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company ("Jackson"). The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

                                 ---------------

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION  OF EACH FUND,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE;  PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST..............................................................................................257

MANAGEMENT   OF   THE   FUNDS;   FUND   EXPENSES;   SUB-ADVISORY   ARRANGEMENTS;
ADMINISTRATIVE  FEE,  CLASSES OF SHARES;  DISTRIBUTION  PLAN;  THE  DISTRIBUTOR;
INVESTMENT  IN TRUST SHARES;  "MARKET  TIMING"  POLICY;  DISCLOSURE OF PORTFOLIO
SECURITIES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS................................................................................................266

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

-25.47%     30.02%     9.99%     7.23%     7.86%
------      ------     ------    ------    ------
2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

 ------------------------------------------------------ --------------------- ------------------- -------------------
                                                               1 year               5 year          Life of Fund*
 ------------------------------------------------------ --------------------- ------------------- -------------------
 JNL/AIM Large Cap Growth Fund (Class A)                         7.86%                4.27%               6.00%
 S&P 500 Index                                                  15.79%                6.19%               7.32%
 Russell 1000 Growth Index                                       9.15%                1.59%               3.42%
 ------------------------------------------------------ --------------------- ------------------- -------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                          0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.01%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $103
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $322
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $558
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,236
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc., was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts ("REITs") that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering ("IPO") market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

          o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

               The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o INVESTMENT IN IPOS. The Fund may participate in the IPO market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

36.38%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 14.27% (1st quarter of 2006) and its lowest quarterly return was 0.60% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ -------------------- --------------------
                                                                               1 year            Life of Fund*
------------------------------------------------------------------------ -------------------- --------------------
JNL/AIM Real Estate Fund (Class A)                                             36.38%                32.32%
MSCI US REIT Index                                                             36.03%                30.43%
FTSE NAREIT Index                                                              35.05%                29.95%
------------------------------------------------------------------------ -------------------- --------------------

The MSCI US REIT Index and FTSE NAREIT Index are broad-based, unmanaged indices. The NAREIT universe includes as eligible securities all tax qualified REITS with common shares traded on NYSE, AMEX or NASDAQ National Market List. The companies in these companies must be valued at over $100 million, and meet minimum liquidity rules.
*The Fund began operations on May 2, 2005.

Effective December 31, 2006, the Fund replaced the MSCI REIT Index (the "Prior Index") with the FTSE NAREIT Index (the "New Index") as its benchmark. In June 2005, responsibility for maintaining the Prior Index was transitioned from Morgan Stanley to MSCI. Since the transition, information made publicly available by MSCI has been limited and generally includes the daily price change of the Prior Index. NAREIT recently hired FTSE to manage the New Index. Daily pricing and constituent securities information for the New Index are publicly available and allow managers for the Fund to conduct a detailed analysis of the New Index's total return and attribution.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      1.03%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $105
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $328
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $569
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,259
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub-Sub-Adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St., N.E., Atlanta, Georgia 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2006, IINA and its affiliates managed approximately $203 billion in total assets. As of December 31, 2006, AMVESCAP managed approximately $463 billion in total assets.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1989.

     o Ping Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with AIM and/or its affiliates since 1998.

     o Paul Curbo, CFA, Portfolio Manager, has been responsible for the Fund since January 2007 and has been associated with AIM and/or its affiliates since 1998.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

A I M is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-27.32%     38.43%     6.86%     8.42%     14.49%
------      ------     ------    ------    ------
2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------- --------------------- ------------------- -------------------
                                                             1 year               5 year          Life of Fund*
----------------------------------------------------- --------------------- ------------------- -------------------
JNL/AIM Small Cap Growth Fund (Class A)                       14.49%                5.93%               8.81%
Russell 2000 Growth Index                                     18.50%               11.45%               9.15%
----------------------------------------------------- --------------------- ------------------- -------------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.16%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $118
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $368
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $638
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,409
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Credit Suisse Global Natural Resources Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal conditions a minimum of 95% (or the majority of its assets) of its assets in worldwide companies active in the extraction, production, processing and trading of the following products: chemicals, building materials, metal and other raw materials, timber and paper products, containers and packaging as well as companies in the energy resources sector. Furthermore, the Fund may invest in companies which obtain the majority of their revenues by financing the above activities.

The Fund may invest up to 15% of its net assets, irrespective of currency and regardless of the issuer's country of origin, in convertible and warrant bonds, providing the associated rights confer entitlement to the subscription of shares in companies in which the Fund is permitted to invest under terms of its investment policy.

Furthermore, the Fund may invest in listed and equity-linked notes, providing the underlying equities relate to companies permitted under the terms of the Fund's investment policy. Investments in equity-linked notes, together with convertible and warrant bonds, may not exceed 15% of the net assets of the Fund.

No single holding of the Fund may be in excess of 10% of a company's total value. It is required that 70% of the Fund's assets are to be held in stocks that are included in the MSCI Index customized benchmark. The exposure to a stock, which is not included in the benchmark, may not be actively increased beyond 3% of the Fund's assets at the time of purchase. The Fund is not permitted to hold more than 4% of its assets in a single position that is not included in the benchmark. The Fund pursues a target of 2.0% excess return over the benchmark, with a range of active risk ("Tracking Error") of 3.0-6.0%.

Below are the sub-sector investment guidelines for the Fund and its MSCI Index customized benchmark:

MSCI Metals & Mining Index:   Benchmark Weighting = 50%    Fund Range = 35 - 65%
MSCI Oil & Gas Index:         Benchmark Weighting = 25%    Fund Range = 15 - 35%
MSCI Paper & Forest  Index:   Benchmark Weighting = 15%    Fund Range = 10 - 20%
MSCI  Chemicals Index:        Benchmark Weighting = 10%    Fund Range = 5 - 15%

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.06%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $108
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $337
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major country, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Global Natural Resources Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Group ("CSG"). CSG's office is located at Giesshubelstrasse 30, PO Box 800, Zurich, Switzerland, CH-8070.

In connection with Credit Suisse's service as Sub-Adviser to the Fund, Credit Suisse Asset Management Limited ("Credit Suisse Limited") will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by Credit Suisse from time to time. Credit Suisse Limited is compensated by Credit Suisse at no additional expense to the Trust. Credit Suisse Limited is located at One Cabot Square, London, UK E14 4QJ.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Jay Bhutani and Neil Gregson.

Neil Gregson, Managing Director, in 2006 became the Head of Global Emerging Market Equities and Chief Investment Officer for Equities in Emerging Europe, the Middle East and Africa. Mr. Gregson has been a manager of the Fund since its inception. Since 2000, Mr. Gregson has served as lead portfolio manager for the Credit Suisse Global Natural Resources Strategy. Prior to joining Credit Suisse in 1990, Mr. Gregson served as an Investment Analyst in Johannesburg. Previously, Mr. Gregson was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson earned a BSc (Hons.) in Mining Engineering from Nottingham University. Mr. Gregson is a member of the Association of Investment Management Research and was a member of its Council from 1997 to early 1999.

Vipin Ahuja, Director, who joined the team in 2007 as a global energy analyst and portfolio manager of the Fund. He joined Credit Suisse from HSBC where he was a Senior Global Oil & Gas Analyst and was consistently ranked top 5 in internal client rankings from April 2005 to April 2007. Prior to joining HSBC, he worked as a Senior Oil & Gas Analyst at Dresdner Kleinwort from February 1998 to March 2005, Deutsche Morgan Grenfell from 1992 to 1997, and DSP Merrill Lynch Ltd from 1992 to 1997. Prior to joining the securities industry in 1992, he worked as a chemical engineer at Gea Wiegand GmbH in New Delhi. He holds a BTech in Chemical Engineering from the Indian Institute of Technology (IIT) and an MBA from the Indian Institute of Management (IIM). Mr. Ahuja is a member of the Association of Investment Management Research and is a CFA Charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory and sub-sub advisory agreements is available in the Fund's Annual Report dated December 31, 2006.

JNL/CREDIT SUISSE LONG/SHORT FUND

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/Credit  Suisse
Long/Short Fund is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's principal investment strategy is to employ a proprietary, quantitative multi-factor model to select an equity portfolio with long-run average total returns greater than the benchmark Standard & Poor's ("S&P") 500 Index and with investment risk similar to the S&P 500 Index. The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of
factors  in  the   multi-factor   stock  selection   model.  The  Fund's  active
quantitative equity management strategy allows the portfolio simultaneously invest in stocks and to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks. The strategy employed by this Fund is a natural expansion of enhanced indexing and long/short strategies, referred to as the US Equity - Short Extension strategy. This strategy offers the portfolio management team increased flexibility to express their views on certain equities while maintaining--to a large degree--the S&P 500 Index's risk factors, such as sector and industry exposures.

The Sub-Adviser employs symmetric long and short stock positions around a full market exposure to the S&P 500 Index. Long positions are typically held at 120% of the underlying stock portfolio, and the short constraint is relaxed to a degree allowing short positions of 20% of the underlying stock portfolio. The portfolio, including the net short positions, therefore maintains an expected beta of one to the S&P 500 Index while capturing better performance, in the long-run, than the S&P 500 Index.

With this 120/20 approach, the Sub-Adviser pursues a performance target range of 2.0-3.5% excess return over the S&P 500 Index with a volatility range of 2.0-4.0% over the S&P 500 Index. The Strategy thus strives to achieve an information ratio between 0.75-1.00.

The Sub-Adviser will predominantly invest in large-cap US equities, employing an investment-universe encompassing the constituents of the S&P 500 Index. In addition, the Sub-Adviser in general will maintain characteristics - risk factor exposures, sector and industry weights, etc. - similar to those of the S&P 500 Index.

INVESTMENT PROCESS
     The Sub-Adviser adheres to rigorous and disciplined portfolio construction and risk management. The strategy employs a transparent and innovative quantitative equity investment process, encompassing four steps: (1) formulation of investment views, (2) construction of expected returns, (3) portfolio optimization and implementation, (4) performance monitoring and attribution analysis.

     The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of factors in the Sub-Adviser's proprietary multi-factor stock selection model. The Portfolio Managers' also utilize their discretion in their selection of portfolio implementation parameters and implementation of short positions in the portfolio.

STEP 1: FORMULATING INVESTMENT VIEWS
     The Sub-Adviser utilizes five distinct factor groups - (Valuation, Profitability, Growth, Momentum, and Capital-Use & Balance Sheet Quality) to construct investment views and forecast stock returns. The selection of these factor groups was determined by the Sub-Adviser through rigorous quantitative research. Each one of the five factor groups is composed of a set of individual fundamental factors that broadly measure similar information. For example, the Valuation factor group includes measures such as price-to-earnings ratio and price-to-cash flow ratio, both of which relate information about the value (i.e. expensiveness or cheapness) of a company. The Profitability factor group includes ratios such as return on equity and return on invested capital, both of which describe a company's returns to capital, or profitability.

STEP 2: CONSTRUCTING THE EXPECTED RETURNS
     The second step of the investment process involves calculating the expected returns of individual stocks given the investment views. Expected returns are simultaneously calculated for each and every stock in the investment universe according to the following procedures: (a) scoring each stock on the basis of its attractiveness by each of the five factor groups; (b) applying a set of weights to the five scores from (a) based on each stock's unique characteristics; and (c) making a final adjustment to the expected return of each stock given the risks of each stock, i.e., integrating the risk and reward profiles of the companies by penalizing higher risk stocks and rewarding lower risk stocks. The set of expected returns constructed above reflects the Portfolio Managers' best estimate of the relative attractiveness of each stock in the investment universe.

STEP 3: PORTFOLIO CONSTRUCTION AND IMPLEMENTATION
     Portfolio construction and implementation is the third step of the investment process. The expected returns constructed above and the risk model are combined in an optimization software with client investment guidelines to derive the optimal portfolio. The portfolio optimization defines the Sub-Adviser's buys and sells. In general, the investment guideline or restrictions on the Short-Extension Strategy will be added as constraints in the portfolio optimization process to ensure the adherence to investment guideline. The portfolio optimization also ensures that risk characteristics of the portfolio, including sector, industry and risk index exposure, to be similar to those of benchmark and to be within that of the investment guideline.

     Portfolio implementation follows the portfolio construction. A defined trading strategy is selected and closely followed, with trade controls (post-trade analysis) and implementation based on the principles of best execution being paramount to the successful construction of the client portfolio.

STEP 4: PERFORMANCE MONITORING AND ATTRIBUTION ANALYSIS
     An extensive performance monitoring and attribution analysis process is the final step of the investment process. The performance of the five factor groups is monitored on a daily basis, as is the portfolio's exposure to those factor groups. Expected tracking error, market risk and company-specific risk components, client constraints, benchmark changes, corporate actions, and cash management are among the issues monitored and addressed on a daily basis by the portfolio management team. In addition, regular investment updates of the sources of risk of the Fund and refinements to the stock selection process are considered integral to the ongoing management of client assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o SHORT SALES RISK. The Fund may take positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop. Because they expose the Fund to risks associated with securities it does not own, short positions involve speculative exposure risk. As a result, if the Fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

          o SPECULATIVE EXPOSURE RISK. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors. o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         1.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.70%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year. The amount includes the estimated costs associated with the Fund's short sales on equity securities. The percentage shown represents estimates for the Fund's initial year of operations and assumes that the Fund maintains short equity positions of approximately 20% of its net assets. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Dividend expense on short sales is estimated to be 0.37% of the 0.50%. In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions, which is estimated to be 0.12% of the 0.50%. The Fund's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $173
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $536
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Long/Short Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Equity Fund Management Company ("CSEFMC"). CSEFMC's registered office is in Luxembourg, at 5 rue Jean Monnet.

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the Fund. The current group members are Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead portfolio managers of the Credit Suisse Quantitative Strategies Group. Each portfolio manager has served in such capacity since the Fund's inception.

Joseph Cherian, Managing Director, has been a member of the team since 2006. Since 2004, he has been the Global Head of the Quantitative Strategies Group. Prior to joining Credit Suisse, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of Finance at Boston University. Mr. Cherian holds a BS in Mechanical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (formerly, the Association for Investment Management Research
- AIMR).

William Weng, Director, has been a member of the team since 2006. Since 2004, he has been a Senior Quantitative Analyst in the Quantitative Strategies Group. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, a MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a member of the team since 2006. Since 2004, he has been a portfolio manager in the Quantitative Strategies Group, since 2004, where he focuses on U.S. equity investment products. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA with a concentration in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the portfolio managers believe have the potential for growth over the intermediate and long-term. The Fund may also invest in preferred stocks and convertible securities that the portfolio managers believe may permit the Fund to achieve its investment objective. The Fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers' strategy combines a "bottom up" research process with a relative-valuation discipline in purchasing stocks. In general, the Fund's portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the Fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the Fund's ability to achieve its investment objective may be affected adversely.

The Sub-Adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

32.35%     16.54%     23.55%     0.28%     -9.83%     -20.53%     24.54%     6.32%     3.37%     12.35%
------     ------     ------     ------    ------     ------      ------     ------    ------    ------
1997       1998       1999       2000      2001       2002        2003       2004      2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------- --------------------------- ------------------- --------------------
                                                         1 year                  5 year             10 year*
---------------------------------------------- --------------------------- ------------------- --------------------
JNL/Eagle Core Equity Fund (Class A)                     12.35%                   4.09%               7.72%
S&P 500 Index                                            15.79%                   6.19%               9.07%
---------------------------------------------- --------------------------- ------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                         0.73%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                              0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                   0.94%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee reflects a reduction that was effective October 2, 2006.
** Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $96
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $300
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $520
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,155
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as Sub-Adviser, Eagle supervises and manages the investment portfolio of the Fund. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the Large Cap Core Fund. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years. Mr. Skeppstrom has primary responsibility for companies within the consumer staples, communications, financials and leisure sectors; (2) Mr. John Jordan III is a Vice President and portfolio co-manager since joining Eagle in April 2001. Prior to joining Eagle, Mr. Jordan served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Jordan covers companies within the capital goods/industrials, basic industry, consumer discretionary and communications/networking equipment sectors; (3) Mr. Craig Dauer is a Vice President and has co-portfolio management responsibilities since joining in April 2001. Prior to joining Eagle, Mr. Dauer served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Dauer is responsible for covering pharmaceuticals, medical devices, consumer staples and retailers; and (4) Mr. Robert Marshall is a Vice President since joining Eagle in September 2002. From 1995 to 2002, Mr. Marshall served as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Marshall covers cyclical growth companies, technology (enterprise hardware, semiconductors, computer services and software) and brokerages.

Each portfolio manager is responsible for actively researching companies within their individual areas of expertise and uses intensive fundamental analysis to develop proprietary earnings and valuation models for each company he follows. The team applies this relative-valuation approach consistently across the portfolio every day. Initial recommendations on a course of action are made by the portfolio co-manager responsible for each sector. Buy-and-sell decisions are made in consultation with the team. As managing director, Mr. Skeppstrom ultimately authorizes all co-managers' buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/EAGLE SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The Sub-Adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The Sub-Adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

27.64%    1.18%    19.27%    -13.25%    11.00%    -22.77%    39.97%    18.80%    2.52%    20.03%
------    ------   ------    ------     ------    ------     ------    ------    ------   ------
1997      1998     1999      2000       2001      2002       2003      2004      2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------- ----------------------- ------------------ -------------------
                                                             1 year               5 year             10 year*
---------------------------------------------------- ----------------------- ------------------ -------------------
JNL/Eagle SmallCap Equity Fund (Class A)                     20.03%                9.57%              8.88%
Russell 2000 Growth Index                                    13.41%                6.35%              7.58%
---------------------------------------------------- ----------------------- ------------------ -------------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.83%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses**                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.05%
------------------------------------------------------------------------------------------------ --------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                  $107
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $334
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $579
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,283
--------------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, a Senior Vice President, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 as a Senior Vice President and has portfolio management responsibilities for its small cap equity accounts. He was appointed a Managing Director in June 1999. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund. As portfolio manager, Mr. Boksen dedicates the majority of his time to investment research and portfolio management and acts as a generalist, covering a variety of different issues. The research analysts and portfolio manager are responsible for performing in-depth fundamental research for the portfolio. Mr. Boksen relies upon a team of research analysts for in-depth company information. The research analysts are specialists, assigned to specific industries. Team members meet on a daily basis to discuss investment candidates, as well as securities in the portfolio. Mr. Boksen retains final authority for all buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI BALANCED FUND (FORMERLY JNL/FMR BALANCED FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), manages the Fund to maintain a balance between stocks and bonds. When Pyramis 's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. Pyramis may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, Pyramis's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, Pyramis is not constrained by any particular investment style. In buying and selling securities for the Fund, Pyramis generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

Pyramis may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. Pyramis may invest the Fund's assets in investment-grade debt securities by investing in other funds. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o GROWTH RISK. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-4.49%     -6.57%     13.73%     9.42%     10.09%     10.79%
------     ------     ------     ------    ------     ------
2001       2002       2003       2004      2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- ------------------ ------------------- -------------------
                                                                1 year              5 year          Life of Fund*
---------------------------------------------------------- ------------------ ------------------- -------------------
JNL/FI Balanced Fund (Class A)                                   10.79%              7.23%               4.33%
S&P 500 Index                                                    15.79%              6.19%               1.14%
Lehman Brothers Government/Corporate Bond Index                   0.04%              4.38%               6.00%
Balanced Hybrid Composite**                                      12.96%              7.75%               6.15%
---------------------------------------------------------- ------------------ ------------------- -------------------

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.
* The Fund began operations on May 1, 2000.
** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.75%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.02%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.97%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $99
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $309
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $536
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,190
----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Balanced Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Larry Rakers is a Vice President and portfolio manager for Fidelity Investments. He manages Fidelity Balanced Fund, Fidelity Advisor Balanced Fund and VIP:
Balanced Portfolio. Mr. Rakers joined Fidelity as an equity research analyst in 1993. Mr. Rakers managed Fidelity Select Computers Portfolio and Fidelity Advisor Technology Portfolio from January 2000 and Fidelity Select Technology Portfolio from February 2000 until June 2001. He was named a Vice President in June 2001 when he started managing the Fidelity Convertible Securities Fund. He was also technology sector leader from January 2000 to June 2001. Mr. Rakers also managed Fidelity Convertible Securities Fund from June 2001 until February 2002, when he assumed management responsibility for Fidelity Balanced Fund. He began managing Fidelity Advisor Balanced Fund and VIP: Balanced Portfolio in June 2005. Before joining Fidelity, Mr. Rakers was a project engineer for Loral Corporation in Lexington, Massachusetts, from 1986 to 1993. Mr. Rakers received bachelor of science and master of science degrees in metallurgical engineering from the University of Illinois in 1985 and 1987 respectively. He also received an MBA from Northeastern University in 1993.

Brett Kozlowski is vice president and Co-Manager of the Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI MID-CAP EQUITY FUND (FORMERLY JNL/FMR MID-CAP EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Mid-Cap Equity Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), normally invests 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Fund, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets tis definition after purchase continue to be considered to have a medium market capitalization for the purposes of the 80% policy. The size of the companies in each index changes with the market conditions and the composition of the index. Although Pyramis focuses on investing the Fund's assets in securities issued by medium-sized companies, Pyramis may also make investments in securities issued by larger or smaller companies.

Pyramis normally invests a majority of the Fund's equity assets in medium-sized companies. Pyramis may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Pyramis is not constrained by any particular investment style. At any given time, Pyramis may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

15.01%     35.16%     124.19%     -34.74%     -40.19%     -29.21%     35.65%     18.00%     6.16%     12.06%
------     ------     ------      ------      ------      ------      ------     ------     ------    ------
1997       1998       1999        2000        2001        2002        2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------- --------------------- -------------------- ---------------------
                                                          1 year               5 year               10 year*
-------------------------------------------------- --------------------- -------------------- ---------------------
JNL/FI Mid-Cap Equity Fund (Class A)                      12.06%                6.15%                6.24%
S&P MidCap 400 Index                                      10.35%               10.89%               14.46%
-------------------------------------------------- --------------------- -------------------- ---------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Mid-Cap Equity Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Founding Strategy Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's assets are invested in a combination of mutual funds ("Underlying Funds") on a fixed percentage basis. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

The  Fund  seeks  to  achieve  its   objective  by  making   equal   allocations
(approximately 33 1/3%) of its assets and cash flows to the following three Underlying Funds:

     o    JNL/Franklin Templeton Income Fund*; and
     o    JNL/Franklin Templeton Global Growth Fund*; and
     o    JNL/Franklin Templeton Mutual Shares Fund*.

* The investment policies of the Underlying Funds are described elsewhere in this prospectus.

The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be monitored daily by the Fund's Adviser and the Fund's allocations to the Underlying Funds will be rebalanced whenever the actual allocations exceed plus or minus 3% of the predetermined fixed allocation percentages. Also, the performance and income distributions of the Fund may differ from the performance and income distributions of the Underlying Funds as a result of the small variations in the Fund's allocations. Please see the disclosure for the Underlying Funds for their respective principal investment strategies and risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance (and the performance of the Underlying Funds), such as:

          o MARKET RISK. The market price of securities owned by the Underlying Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the Underlying Fund's Sub-Adviser if other investors fail to recognize the company's value or the factors that the Underlying Fund's Sub-Adviser believes will increase the price of the security do not occur.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Underlying Fund invests in bonds issued by a foreign government, it may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. An Underlying Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES. An Underlying Fund may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund's Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or about to be, involved in reorganizations, financial restructurings or bankruptcy.

          A merger or other restructuring or tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Fund, depending on the nature and extent of the derivatives in the Underlying Fund's portfolio. If the Underlying Fund's Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Underlying Funds may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the ability of the Underlying Fund's Sub-Adviser to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                     1.09%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.15%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Growth Fund, and the JNL/Franklin Templeton Mutual Shares Fund, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based upon the target allocations to the Underlying Funds. Actual amounts may be higher or lower than these shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $117
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $365
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL/Franklin Templeton Founding Strategy Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management for each of its current 61 portfolios. JNAM currently manages approximately $21 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Mark D. Nerud was elected President of the Trust, effective December 2006. Mr. Nerud has been a manager of the Fund since its inception. Mr. Nerud has been associated with JNAM and/or its affiliates since 1996. Prior to being elected President, Mr. Nerud was Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies advised by JNAM since December 2002. From August 1997 to December 2002, Mr. Nerud was Vice President and Assistant Treasurer of the Trust and other affiliated investment companies. Mr. Nerud was elected President of JNAM in January 2007. From November 2000 to January 2007, he was the Chief Financial Officer of JNAM. He is also Vice President of Fund Accounting and Administration of Jackson National Life Insurance Company, an affiliate of JNAM and the Trust, since January 2000.

     o William V. Simon was elected Vice President and Assistant Treasurer of the Trust effective December 2006. Mr. Simon has been a manager of the Fund since its inception. Mr. Simon has been associated with JNAM and/or its affiliates since 1996. Mr. Simon was elected Vice President and Chief Operating Officer of JNAM in January 2007. In addition to being Vice President and Assistant Treasurer of the Trust and other affiliated investment companies, Mr. Simon has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since July 2004. From August 2000 through July 2004, Mr. Simon was a Director at Jackson National Life Insurance Company.

     o Daniel W. Koors was elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 2006. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Global Growth Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

An equity security or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to shareholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Fund also invests in depository receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

In addition to the Fund's main investments, depending upon current market conditions, the Fund may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally to pay interest to the holder. Bonds, notes and debentures are examples of debt securities. In order to increase income to the Fund, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers.

The Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. No more than 5% of the Fund's total assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for this Fund, the Sub-Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Sub-Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.90%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.11%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $113
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $353
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Global Growth Fund is Templeton Global Advisors Limited ("Global Advisors"), Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Murdo Murchison, CFA (EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Mr. Murchison has research responsibilities for the media industry as well as European banks. He joined Franklin Templeton Investments in 1993. Mr. Murchison earned a bachelor of law degree, with honors, from Edinburgh University, and went on to Glasgow University to obtain his diploma of legal practice. He is a Chartered Financial Analyst (CFA) Charterholder.
     o Jeffrey A. Everett, CFA (PRESIDENT AND DIRECTOR OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. He is responsible for all investment strategies and portfolio management activities for portfolios managed by Templeton's Global Equity investment professionals, who work from the eight global offices of the Templeton Global Equity Group. He joined Franklin Templeton Investments in 1989. Mr. Everett earned a B.S. in Finance from Pennsylvania State University and is a Chartered Financial Analyst (CFA) Charterholder.
     o Lisa F. Myers, CFA (VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Ms. Myers is the lead equity portfolio manager of Templeton Growth Fund. Ms. Myers also manages institutional separate accounts with international and global mandates. She is the coordinator of the global consumer team and has direct research responsibility for the global retail and textile and apparel industries. She joined Franklin Templeton Investments in 1996. Ms. Myers earned her B.A. from the University of Pennsylvania and her J.D. from Georgetown University, where she also taught legal research and writing. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and is a member of the CFA Institute.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P(R)") and Moody's Investors Service ("Moody's") are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase.

The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by foreign or a domestic company.

The Fund's manager searches for securities it deems to be undervalued or out-of-favor securities and believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

          o    Management strength, experience and track record;
          o    Responsiveness   to  changes  in  interest   rates  and  business
               conditions;
          o    Debt maturity schedules and borrowing requirements;
          o The company's changing financial condition and market recognition of the change; and
          o A security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations repurchase agreements, money market fund shares and other money market instruments. The Sub-Adviser also may invest these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

While the Fund does not concentrate in any one industry, it may make significant investments in the utilities, healthcare, and financial services sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER RATED SECURITIES. High-yield bonds, commonly referred to as "Junk Bonds", generally have more credit risk than higher-rated securities.

               Companies using high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

               The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

               High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when thy do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.90%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      1.10%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $112
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $350
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $606
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,340
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Income Fund is Franklin Advisers, Inc. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Edward D. Perks, CFA (VICE PRESIDENT OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1992.
     o Charles B. Johnson (CHAIRMAN OF THE BOARD OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1957.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

INVESTMENT  OBJECTIVE.  The investment  objective of the JNL/Franklin  Templeton
Mutual  Shares  Fund  is  capital   appreciation,   which  may  occasionally  be
short-term, and secondarily, income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the Sub-Adviser expects to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The Fund invests predominately (80% or more) in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

The Fund intends to invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets. In addition, from time to time, the Fund may use forward foreign currency exchange contracts to hedge against currency risks when the Sub-Adviser believes it would be advantageous to the Fund to do so. The Fund also may invest up to 15% of its net assets in securities with a limited trading market.

The Fund invests primarily in securities that the Sub-Adviser believes are trading at a discount to their intrinsic value. To a lesser extent, the Fund also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Fund generally purchases securities for investment purposes, the Sub-Adviser also may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Fund may benefit.

When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company's securities relative to the Sub-Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser's own analysis of the security's intrinsic value rather than coupon rate or rating of the security.

The Sub-Adviser may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o STOCK INVESTING RISK. Although this may not be the case in foreign markets, in the U.S. stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

          o VALUE INVESTING RISK. Value securities may not increase in price as anticipated by the Sub-Adviser, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Adviser believes will increase a security's market value do not occur.

               The Funds' bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered "cheap" in the Sub-Adviser's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

          o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES RISK. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

          o FOREIGN SECURITIES RISK. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SHORT SALE INVESTING RISK. The Fund may engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or is otherwise undervalued, and sells short the security that the Sub-Adviser believes is either expensive relative to the price of the other security or is otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. However, the Fund may also engage in uncovered short sales unrelated to an arbitrage strategy.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER-RATED AND UNRATED DEBT SECURITIES RISK. Securities rated below investment grade, sometimes called "junk bonds" and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in nondefaulted bonds. Purchasers of participations in undebtedness, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.06%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $108
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $337
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. The Sub-Adviser may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in U.S. or non- U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Mutual Shares Fund is Franklin Mutual Advisers, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Together, Franklin Mutual and its affiliates manage over $552 billion in assets as of December 31, 2006.

The following individuals are jointly responsible for the day-to-day management of the Fund. The portfolio manager for the Fund has primary responsibility for the investments of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio managers provide research and advice on the purchases and sales of individual securities and portfolio risk assessment. Mr. Langerman and Mr. Segal are co-portfolio managers for the Fund and Ms. Turner is an assistant portfolio manager for the Fund.

     o Peter A. Langerman (PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He rejoined Franklin Templeton Investments, an affiliate of Franklin Mutual in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Mr. Langerman graduated magna cum laude from Yale University, earning his B.A. in Russian studies. He holds a Master's degree in Accounting from New York University Graduate School of Business and received his Juris Doctor from Stanford University Law School.
     o Deborah A. Turner, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. Ms. Turner has been an assistant portfolio manager since 2001. Prior to that she was an Analyst from 1996 to 2001. She joined Franklin Templeton Investments in 1996. From 1993 to 1996, Ms. Turner was employed at Heine Securities Corporation as an Analyst. Ms. Turner has more than 13 years of experience in the investment management industry. Ms. Turner earned her B.A. in Economics from Vassar College. She is a Chartered
          Financial  Analyst  (CFA)   Charterholder.
     o F. David Segal, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He is an analyst for Franklin Mutual Advisers specializing in the autos and auto parts, paper and forest products and special situations. He joined Franklin Templeton Investments in 2002. Previously, Mr. Segal was an analyst in the Structured Finance Group of MetLife from 1999 to 2002. He has 13 years of experience in the financial services industry. Mr. Segal earned his B.A. from the University of Michigan, Ann Arbor and an M.B.A. from New York University's Stern School of Business. He is a Chartered Financial Analyst (CFA) Charterholder. Mr. Segal is a member of the New York Society of Security Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts that they manage and their ownership of Fund shares.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

     o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;
     o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or
     o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) under $3.5 billion at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

17.71%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.69% (1st quarter of 2006) and its lowest quarterly return was -3.06% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------- -------------------- --------------------
                                                                                  1 year            Life of Fund*
--------------------------------------------------------------------------- -------------------- --------------------
JNL/Franklin Templeton Small Cap Value Fund (Class A)                             17.71%               16.94%
Russell 2500 Value Index                                                          20.24%               20.38%
--------------------------------------------------------------------------- -------------------- --------------------

The Russell 2500 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.03%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      1.19%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $121
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $378
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $654
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,443
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By having significant investments in a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of the Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.
     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.
     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1988.
     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS CORE PLUS BOND FUND (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Core Plus Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (securities rated BB- or below by one nationally recognized statistical ratings organization or, if unrated, determined by the Sub-Adviser to be of comparable quality) (commonly referred to as "junk bonds"), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The
Fund does not currently intend to invest more than 75% of assets in non-investment grade securities. For purposes of this 75% constraint, the Fund will not deem a security to be non-investment grade if one NRSRO rates the security as investment grade.

The Sub-Adviser uses duration management as a fundamental part of the management for this Fund. Generally, the Sub-Adviser expects to track the duration of the Lehman Brothers Aggregate Bond Index (plus or minus 1.5 years) although the securities held may have short, intermediate, and long terms to maturity. The Fund's average duration will not likely exceed 6 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, Goldman Sachs Asset Management, L.P. ("GSAM(R)") replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

10.66%     2.46%     1.87%     7.28%     6.71%     8.38%     13.53%     6.91%     2.62%     4.77%
------     ------    ------    ------    ------    ------    ------     ------    ------    ------
1997       1998      1999      2000      2001      2002      2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------- ----------------- ------------- -------------------
                                                                     1 year          5 year          10 year*
--------------------------------------------------------------- ----------------- ------------- -------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class A)                       4.77%           7.17%          6.46%
Lehman Brothers Aggregate Bond Index                                  4.33%           5.06%          6.20%
--------------------------------------------------------------- ----------------- ------------- -------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.70%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.90%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $92
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $287
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $498
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                     $1,108
------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund is GSAM, 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. AND GLOBAL Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

     o James B. Clark (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994 after working as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to becoming co-head of the US Fixed Income Team, James headed the portfolio management group specializing in mortgage-backed and asset-backed securities.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/GOLDMAN SACHS MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $849 million and $21.7 billion Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

15.73%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 6.06% (1st quarter of 2006) and its lowest quarterly return was -1.41% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year            Life of Fund*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund (Class A)                                  15.73%               18.00%
Russell Mid Cap Value Index                                                     15.64%               21.19%
------------------------------------------------------------------------- -------------------- --------------------

The Russell Mid Cap Value Index is a broad-based, unmanaged index. *The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.84%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      1.06%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $585
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,294
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

     o Dolores Bamford (MANAGING DIRECTOR) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

     o Andrew Braun (MANAGING DIRECTOR) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.

     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

     o Sean Gallagher (MANAGING DIRECTOR) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

     o Edward Perkin, CFA (VICE PRESIDENT) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE LITIGATION, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Short Duration Bond Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus one year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio's average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, corporate debt securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

Corporate debt securities include, but are not limited to, Eurobonds and Yankees issued by Sovereigns, Supranationals and other foreign entities; and preferred stocks.

The Fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio's goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.54%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.74%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $76
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $237
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $411
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $918
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Short Duration Bond Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

          o    Jonathan A. Beinner (MANAGING DIRECTOR,  CHIEF INVESTMENT OFFICER
               - CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1990 and is responsible for overseeing over $270 billion in fixed income and money market assets - including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds. Mr. Beinner assumed managerial oversight for U.S. Fixed Income, High Yield, and Global Fixed Income and Currency in 2001. Mr. Beinner joined Asset Management in 1990 as a mortgage-backed specialist on the US Fixed Income team and since 1993 had worked directly with Sharmin. Mr. Beinner headed up the Mortgage team in 1994, and 3 years later became the Co-Head of US Fixed Income. Mr. Beinner became a Managing Director in 1997. Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.

          o Thomas Kenny (MANAGING DIRECTOR, CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1999 as Head of the Municipal Bond Portfolio Management team. He became co-head of the US and Global Fixed Income team in 2002.

          o Christopher Sullivan (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

          o James Cielinski (Managing Director, Head of Investment Grade Credit) joined GSAM in September 1998 as a Corporate Bond Portfolio Manager.

          o James P. McCarthy (MANAGING DIRECTOR, HEAD OF SHORT DURATION AND STRUCTURED STRATEGIES) is a senior fixed income portfolio manager and heads the short duration fixed income and structured portfolio strategies at GSAM. In this role, Mr. McCarthy is responsible for constructing and managing portfolios for central banks, balance sheet strategies, and financial institutions. Additionally, he works closely with clients in developing and implementing customized portfolio strategy solutions. Mr. McCarthy joined GSAM in 1995 as a specialist on the mortgage-backed securities team.

          o Robert Leggett (VICE PRESIDENT, PORTFOLIO SPECIALIST) is a fixed income specialist focusing on Short Duration and Structured product strategies. Mr. Legget joined GSAM in 2001 as a Client Service Manager responsible for servicing Corporate Institutional, Pension, and Central Bank clients. Prior to joining Goldman Sachs he was a Vice President in the Chase Consulting Group, a unit of the Chase Manhattan Bank, where his responsibilities included investment evaluation, performance measurement and portfolio analytics. Mr. Leggett received a B.S. from Villanova University and an M.B.A. from the University of Connecticut.

          o Thomas D. Teles (MANAGING DIRECTOR, HEAD OF MORTGAGE-BACKED SECURITIES) is a managing director on the Fixed Income Portfolio Management team and serves as head of the Mortgage & Asset-Backed Securities team. He is also a member of the Fixed Income Strategy Group (FISG), which oversees all Global Fixed Income and Currency portfolios. Mr. Teles joined Goldman Sachs in 1997 as an associate with FICC in New York, where he worked in the Research Department, and then as a mortgage trader. He joined Goldman Sachs Asset Management in 2000. Mr. Teles became managing director in 2003 and a partner in 2006. Prior to joining the firm, Mr. Teles worked as assistant investment officer at Travelers Insurance Group from 1994 to 1997. Mr. Teles earned a BA from the University of Maryland in 1992 and an MBA from the University of Chicago in 1994.

          o Mark Van Wyk (VICE PRESIDENT) joined GSAM in 1994 and specializes in U.S. government and financial derivatives.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE LITIGATION, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the Sub-Adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The Sub-Adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Sub-Adviser uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The Sub-Adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The Sub-Adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Sub-Adviser may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

J.P. Morgan Investment Management, Inc. has been serving as the Sub-Adviser to this Fund since May 2, 2005. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

2.65%     14.43%     32.11%     -13.99%     -20.29%     -20.58%     28.53%    16.34%     10.69%     22.67%
------    ------     ------     ------      ------      ------      ------    ------     ------     ------
1997      1998       1999       2000        2001        2002        2003      2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------- ---------------- -------------- ------------------
                                                                      1 year          5 year          10 year*
----------------------------------------------------------------- ---------------- -------------- ------------------
JNL/JPMorgan International Equity Fund (Class A)                       22.67%         10.01%           5.54%
Morgan Stanley Europe and Australasia, Far East Equity
(MSCI E.A.FE.) Index                                                   26.42%         14.99%           7.43%
 ----------------------------------------------------------------- ---------------- -------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International, Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.83%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.04%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $106
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $331
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $574
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,271
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The Sub-Adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

38.02%    -15.45%    -20.33%     -26.59%     39.43%     22.54%     18.57%    31.98%
------    ------     ------      ------      ------     ------     ------    ------
1999      2000       2001        2002        2003       2004       2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 20.40% (2nd quarter of 2003) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- -------------------- ------------------- -------------------
                                                                1 year               5 year          Life of Fund*
--------------------------------------------------------- -------------------- ------------------- -------------------
JNL/JPMorgan International Value Fund (Class A)                 31.98%               14.42%               6.89%
MSCI EAFE Value Index                                           31.30%               18.60%               9.59%
--------------------------------------------------------- -------------------- ------------------- -------------------

MSCI EAFE Value Index is broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.83%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                       0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    1.04%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $106
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $331
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $574
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,271
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the Sub-Adviser ranks issuers within each industry group according to their relative value. The Sub-Adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO  MANAGEMENT.  The sub-adviser to the  JNL/JPMorgan
International Value Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Jeroen Huysinga, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Huysinga, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1997. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga obtained a B.A. in economics and international studies from the University of Warwick. Mr. Huysinga is an
Associate of the Institute of Investment Management and Research. Mr. Woort-Menker who is a senior portfolio manager on the Global Equity team and the lead manager of the team's Value strategies, has been employed by J.P. Morgan since 1987. Gerd Woort-Menker, managing director, is a senior portfolio manager on the Global Investment Team. Mr. Woort-Menker currently manages international and global equity portfolios; he has also managed the International Value strategy since its inception. Mr. Woort-Menker began his career at VARTA in Hanover, where he was a financial comptroller. Mr. Woort-Menker obtained a business accounting degree from Muenster University and earned an M.A. in economics from Freiburg University. He is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/JPMorgan  U.S.
Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/JPMorgan U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

          (i)  U.S. treasury obligations;

          (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

         (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

          (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

          (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

          (vi) repurchase agreements collateralized by any of the foregoing; and

         (vii) other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the Sub-Adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, J.P. Morgan Investment Management Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007reflects the results achieved by the prior Sub-Advisers.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

9.16%     9.40%     -2.50%     11.50%     6.92%     11.47%     1.18%     3.85%    2.45%     3.25%
------    ------    ------     ------     ------    ------     ------    ------   ------    ------
1997      1998      1999       2000       2001      2002       2003      2004     2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ----------------- --------------- ------------------
                                                                   1 year           5 year          10 year*
------------------------------------------------------------- ----------------- --------------- ------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)          3.25%            4.36%            5.56%
Citigroup Treasury Index                                            3.13%            4.62%            5.91%
------------------------------------------------------------- ----------------- --------------- ------------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.79%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $81
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $252
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $439
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $978
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/JPMorgan U.S. Government & Quality Bond Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, NY 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,103 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Michael Sais, Managing Director of J.P. Morgan. Mr. Sais is a Fixed Income Fund Manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMorgan Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Sais joined the firm in 1994 as a senior fixed income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. Prior to this, he served as senior investment portfolio manager of Valley National Bank of Phoenix, where he was responsible for the management of the bank's $2.2 billion investment portfolio. Mr. Sais began his career with Citibank in San Juan, Puerto Rico, as an asset/liability manager and eurodollar trader. He obtained a B.S. and an M.B.A, both in finance, from Indiana University. Mr. Sais is also a CFA charterholder and member of The CFA Institute as well as the CFA Society of Columbus.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/LAZARD EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index. The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The allocation of the Fund's assets among emerging market countries may shift from time to time based on the Sub-Adviser's judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o EMERGING MARKETS RISK. The Fund will invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            1.15%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.02%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.37%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $139
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $434
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $750
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,646
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.

DERIVATIVES. Derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Fund's performance. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Emerging Markets Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by John R. Reinsberg and James M. Donald. Mr. Reinsberg has been with Lazard since 1992 and has been associated with the Emerging Markets Equity strategy since its inception and is a Deputy Chairman of Lazard. Mr. Donald has been with Lazard since 1996 and is a Managing Director of Lazard.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the Sub-Adviser believes are undervalued. The Fund invests in 50-70 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index at the time of purchase. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

4.77%     25.37%     13.24%     -14.08%     28.89%     24.72%     8.81%    14.56%
------    ------     ------     ------      ------     ------     ------   ------
1999      2000       2001       2002        2003       2004       2005     2006

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -16.09% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- ------------------- ------------------ ------------------
                                                                1 year             5 year          Life of Fund*
--------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Mid Cap Value Fund (Class A)                         14.56%             11.46%             10.23%
Russell MidCap(R) Index                                         15.64%             11.17%              8.65%
--------------------------------------------------------- ------------------- ------------------ ------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.04%
------------------------------------------------------------------------------------------------ --------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $106
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $331
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $574
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,271
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser, Andrew Lacey and Robert A. Failla. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively. Mr. Failla is Senior Vice President and portfolio manager and has been with Lazard since 2003. Prior to joining the Firm, Robert was associated with AllianceBernstein.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the Sub-Adviser believes are undervalued. The Fund holds between 75 - 150 securities with a market capitalization range of $200 million to $2.5 billion at the time of purchase. The Fund's returns are compared to the Russell 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

1.96%     16.60%     17.34%     -17.22%     38.83%     15.38%     4.65%    16.80%
------    ------     ------     ------      ------     ------     ------   ------
1999      2000       2001       2002        2003       2004       2005     2006

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -18.94% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- ------------------- ------------------ ------------------
                                                                1 year             5 year          Life of Fund*
--------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Small Cap Value Fund (Class A)                       16.80%             10.13%              7.96%
Russell 2000 Index                                              18.50%             11.45%              7.50%
--------------------------------------------------------- ------------------- ------------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.07%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $109
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $340
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $590
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,306
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management 10 x 10 Fund ("10 x 10 Fund") is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES. The 10 x 10 Fund seeks to achieve its objective by initially allocating in the following Funds:

     >> 50% in the Class A shares of the JNL/Mellon Capital Management JNL 5 Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 500 Index Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management Small Cap Index Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management International Index Fund*; and
     >> 10% in the Class A shares of the JNL/Mellon Capital Management Bond Index Fund*.

* The Funds are referred to as the "Underlying Funds" and are also described in this Prospectus and in the prospectus of JNL Variable Fund LLC.

The 10 x 10 Fund expects to rebalance its assets to the allocation weights specified above for each Underlying Fund every January. Between rebalance dates, when cash inflows and outflows require, the 10 x 10 Fund purchases and sells shares of the six Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE 10 X 10 FUND. An investment in the JNL 10 x 10 Fund is not guaranteed. As with any mutual fund, the value of 10 x 10 Fund's shares will change, and you could lose money by investing in this 10 x 10 Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Underlying Funds invest in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               Because one of the Underlying Funds invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the 10 x 10 Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o LIMITED MANAGEMENT RISK. The 10 x 10 Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the 10 x 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between rebalance dates. As compared to other funds, this could subject the 10 x 10 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the 10 x 10 Fund from taking advantage of opportunities available to other funds.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o TRADING COST RISK. Due to the investment strategy of the Underlying Fund, the Fund's entire portfolio may be repositioned as part of the rebalance process. This may be expected to lead to higher average costs because the Fund could be trading large volumes in a limited number of securities during a short trading period.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Underlying Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Funds, depending on the nature and extent of the derivatives in the Underlying Funds' portfolios. If an Underlying Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, an Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Underlying Funds' performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               Certain of the Underlying Funds use an indexing strategy. Such Underlying Funds do not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Funds have expenses and other investment considerations that an index does not, the Underlying Funds' performance may be lower than that of the respective index.

          o INVESTMENT STRATEGY RISK. Certain strategies of the Underlying Funds involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          o LICENSE TERMINATION RISK. Certain Underlying Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Underlying Funds. Such licenses may be terminated by the licensors, and as a result the Strategy may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund.

PERFORMANCE. The 10 x 10 Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.64%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.70%
--------------------------------------------------------------------------------------------- -----------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to the Underlying Funds. Actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $72
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $224
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE 10 X 10 Fund. The SAI has more information about the 10 x 10 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL/Mellon Capital Management 10 x 10 Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606.
JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management for each of its current 91 portfolios. JNAM currently manages approximately $26 billion in assets for the Trust and other investment companies. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The 10 x 10 Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the 10 x 10 Fund's portfolio are:

     o Mark D. Nerud was elected President of the Trust, effective December 2006. Mr. Nerud has been a manager of the 10 x 10 Fund since its inception. Mr. Nerud has been associated with JNAM and/or its affiliates since 1996. Prior to being elected President, Mr. Nerud was Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies advised by JNAM since December 2002. From August 1997 to December 2002, Mr. Nerud was Vice President and Assistant Treasurer of the Trust and other affiliated investment companies. Mr. Nerud was elected President of JNAM in January 2007. From November 2000 to January 2007, he was the Chief Financial Officer of JNAM. He is also Vice President of Fund Accounting and Administration of Jackson National Life Insurance Company, an affiliate of JNAM and the Trust, since January 2000.

     o William V. Simon was elected Vice President and Assistant Treasurer of the Trust effective December 2006. Mr. Simon has been a manager of the 10 x 10 Fund since its inception. Mr. Simon has been associated with JNAM and/or its affiliates since 1996. Mr. Simon was elected Vice President and Chief Operating Officer of JNAM in January 2007. In addition to being Vice President and Assistant Treasurer of the Trust and other affiliated investment companies, Mr. Simon has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since July 2004. From August 2000 through July 2004, Mr. Simon was a Director at Jackson National Life Insurance Company.

     o Daniel W. Koors was elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 2006. Mr. Koors has been a manager of the 10 x 10 Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Perspective 10 x 10 Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Semi-Annual Report for the fiscal year ended June 30, 2007.

JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Index 5 Fund ("Index 5 Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Index 5 Fund seeks to achieve its objective by initially allocating in the following Funds:

     >>   20% in the JNL/Mellon Capital Management S&P 500 Index Fund*;
     >>   20% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund*;
     >>   20% in the JNL/Mellon Capital Management Small Cap Index Fund*;
     >>   20% in the JNL/Mellon  Capital Management  International  Index Fund*;
          and
     >>   20% in the JNL/Mellon Capital Management Bond Index Fund*.

* The Funds are referred to as the "Underlying Funds" and are also described in this Prospectus.

The Index Fund expects to rebalance its assets to the allocation weights specified above for each Underlying Fund every January. Between rebalance dates, when cash inflows and outflows require, the Index 5 Fund purchases and sells shares of the five Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE INDEX 5 FUND. An investment in the Index 5 Fund is not guaranteed. As with any mutual fund, the value of the Index 5 Fund's shares will change, and you could lose money by investing in the Index 5 Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Underlying Funds invest in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               Because one of the Underlying Funds invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o TRADING COST RISK. Due to the investment strategy of the Underlying Fund, the Fund's entire portfolio may be repositioned as part of the rebalance process. This may be expected to lead to higher average costs because the Fund could be trading large volumes in a limited number of securities during a short trading period.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Funds to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Underlying Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Fund, depending on the nature and extent of the derivatives in the Underlying Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, the Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Underlying Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               The Underlying Funds use indexing strategies. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Undelrying Funds have expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the respective index.

          o LICENSE TERMINATION RISK. Certain Underlying Funds may rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the
               Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund.

PERFORMANCE. The Index 5 Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.62%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.68%
--------------------------------------------------------------------------------------------- -----------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to the Underlying Funds. Actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $69
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $218
------------------------------------------------------------------------------------- --------------------------

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL Index 5 Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management for each of its current 91 portfolios. JNAM currently manages approximately $26 billion in assets for the Trust and other investment companies. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The Index 5 Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Index 5 Fund's portfolio are:

     o Mark D. Nerud was elected President of the Trust, effective December 2006. Mr. Nerud has been a manager of the Index 5 Fund since its inception. Mr. Nerud has been associated with JNAM and/or its affiliates since 1996. Prior to being elected President, Mr. Nerud was Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies advised by JNAM since December 2002. From August 1997 to December 2002, Mr. Nerud was Vice President and Assistant Treasurer of the Trust and other affiliated investment companies. Mr. Nerud was elected President of JNAM in January 2007. From November 2000 to January 2007, he was the Chief Financial Officer of JNAM. He is also Vice President of Fund Accounting and Administration of Jackson National Life Insurance Company, an affiliate of JNAM and the Trust, since January 2000.

     o William V. Simon was elected Vice President and Assistant Treasurer of the Trust effective December 2006. Mr. Simon has been a manager of the Index 5 Fund since its inception. Mr. Simon has been associated with JNAM and/or its affiliates since 1996. Mr. Simon was elected Vice President and Chief Operating Officer of JNAM in January 2007. In addition to being Vice President and Assistant Treasurer of the Trust and other affiliated investment companies, Mr. Simon has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since July 2004. From August 2000 through July 2004, Mr. Simon was a Director at Jackson National Life Insurance Company.

     o Daniel W. Koors was elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 2006. Mr. Koors has been a manager of the Index 5 Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Index 5 Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement will be available in the Trust's Semi-Annual Report for the fiscal year ended June 30, 2007.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the S&P 500 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 500 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

27.79%     10.06%     4.37%     15.08%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was -2.25% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class A)                      15.08%                 5.69%
S&P 500 Index                                                                   15.79%                 6.25%
----------------------------------------------------------------------- ----------------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.61%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS A
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $62
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $195
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $340
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $762
---------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 400 Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 400 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals,  and  reinvestment  of income.  The  replicated  portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the S&P 400 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 400 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

34.55%    15.79%     11.98%     9.69%
------    ------     ------     ------
2003      2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -3.27% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- --------------- ------------------
                                                                                    1 year        Life of Fund*
------------------------------------------------------------------------------- --------------- ------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)                     9.69%         10.57%
S&P 400 MidCap Index                                                                 10.35%         11.18%
------------------------------------------------------------------------------- --------------- ------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------- -------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                            0.39%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                           0.02%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                                     0.62%
------------------------------------------------------------------------------------------------- -------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $63
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $199
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $346
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $774
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San
Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president,in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/Mellon  Capital
Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index(1). The capitalization range for the Russell 2000 Index is currently approximately $25 million at the bottom of the range and $4.8 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and Russell 2000 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Russell 2000 Index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

45.88%     17.42%     4.22%     17.49%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 22.99% (2nd quarter of 2003) and its lowest quarterly return was -5.42% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class A)                    17.49%                11.05%
Russell 2000 Index                                                              18.50%                11.69%
----------------------------------------------------------------------- ----------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.61%
----------------------------------------------------------------------------------------------- ---------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $62
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $195
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $340
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $762
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) (1)Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and MSCI EAFE Free Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

37.31%     19.49%     13.31%     25.58%
------     ------     ------     ------
2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was -1.03% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------- -------------------- ------------------
                                                                                 1 year           Life of Fund*
-------------------------------------------------------------------------- -------------------- ------------------
JNL/Mellon Capital Management International Index Fund (Class A)                 25.58%              15.18%
MSCI E.A.FE. Index                                                               26.42%              15.84%
-------------------------------------------------------------------------- -------------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.45%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.67%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $68
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $214
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $373
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $835
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The
companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the MSCI EAFE Free Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund  invests  under  normal  circumstances  at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Lehman Brothers Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

The Fund can invest in a number of different kinds of "derivative" instruments to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities, to be announced (TBAs) and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

               The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the Sub-Adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

2.87%     3.74%     1.85%     3.64%
------    ------    ------    ------
2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.67% (3rd quarter of 2006) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Bond Index Fund (Class A)                         3.64%                4.14%
Lehman Brothers Aggregate Bond Index                                            4.33%                5.09%
----------------------------------------------------------------------- ----------------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.61%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $62
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $195
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $340
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $762
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by two of the following: Moody's Investors Service or Standard & Poor's or Fitch (if at least 2 ratings are available, or by one if only one rating is available); (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's Sub-Adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan has been a Managing Director of Mellon Capital Management Corporation since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990.

Lowell Bennett has been a Director of Mellon Capital Management Corporation since 2000. Mr. Bennett joined Mellon Capital in 1997 as a Vice President and fixed income strategist. He is responsible for the development and implementation of fixed income strategies of the company. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his M.B.A. degree from Stanford University in 1987. Mr. Bennett has 19 years of finance and investment experience.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Within each sector, the Fund overweights stocks that the Sub-Adviser regards as attractive and underweights or does not hold stocks that the Sub-Adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing theFund, the Sub-Adviser generally employs a three-step process:

          (i) Based on quantitative research, the Sub-Adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

          (ii) The research findings allow the Sub-Adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

          (iii) The Sub-Adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-11.38%    -11.78%    -24.94%    29.09%     11.27%     4.24%    16.84%
------     ------     ------     ------     ------     ------   ------
2000       2001       2002       2003       2004       2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------ ------------------- ------------------ --------------------
                                                             1 year             5 year           Life of Fund*
------------------------------------------------------ ------------------- ------------------ --------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock
Index Fund (Class A)                                           16.84%             5.59%              1.22%
S&P 500 Index                                                  15.79%             6.19%              2.37%
------------------------------------------------------ ------------------- ------------------ --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 16, 1999.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS A
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee                                                                       0.59%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Fee                                                                                           0.20%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Acquired Fund Fees and Expenses*                                                                    0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Annual Fund Operating Expenses                                                                0.81%
------------------------------------------------------------------------------------------ --------------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS A
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $83
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $259
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $450
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                     $1,002
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the Sub-Adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group at the Sub-Adviser. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA, has been a Managing Director, Enhanced Equity Strategies at Mellon Capital since January 2006. He joined Mellon Capital in 1995 as a research associate. Throughout the years he has held various positions in the Equity Portfolio Management group among which were: Vice President from 2000 to 2002 and Director from 2002 to 2003. In 2003 he was promoted to Director of Enhanced Equity Strategies. Currently he heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the enhanced equity portfolio management process. Prior to joining Mellon Capital, he was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has 11 years of investment experience. Mr. Chiang received an M.B.A. from University of California at Berkeley in 2005.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/OPPENHEIMER GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notational value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market
               (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-22.33%    40.56%    17.93%    13.74%    16.96%
------     ------    ------    ------    ------
2002       2003      2004      2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------ ---------------------- ----------------- -----------------
                                                                    1 year               5 year        Life of Fund*
------------------------------------------------------------ ---------------------- ----------------- -----------------
JNL/Oppenheimer Global Growth Fund (Class A)                        16.96%               11.35%             8.49%
Morgan Stanley Capital International World Index                    20.76%               10.60%             4.79%
------------------------------------------------------------ ---------------------- ----------------- -----------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.06%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $585
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,294
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide;
o    Companies that stand to benefit from global growth trends;
o Businesses with strong competitive positions and high demand for their products or services; and/or
o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective October 1, 2005, the portfolio manager of the Fund is Rajeev Bhaman, Senior Vice President. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman had been co-manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PIMCO REAL RETURN FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its investment objective by investing under normal circumstances in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities ("TIPS") which are issued by the U.S. government. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of December 31, 2006 was 6.43 years. For these purposes, in calculating the Fund's average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund is non-diversified, which means it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may invest all of its assets in derivative instruments, such as futures, options, forward contracts or swap agreements, or in mortgage or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used by this Fund include:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o Structured notes, including hybrid or "indexed" securities, and event-linked bonds:
     o    Loan participations and assignments;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
     o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Real Return Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

John B. Brynjolfsson, CFA, managing director, portfolio manager is primarily responsible for the day-to-day management of the Fund. Mr. Brynjolfsson joined PIMCO in 1989. He over 20 years of investment experience and is co-author of INFLATION-PROTECTION BONDS and co-editor of THE HANDBOOK OF INFLATION-INDEXED BONDS. Mr. Brynjolfsson has a bachelor's degree from Columbia College and an MBA from the MIT Sloan School of Management.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Sub-Adviser's forecast for interest rates.

The Fund may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o    Structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds;
     o    Loan participations;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
     o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

-0.26%     11.75%     9.52%     8.85%     4.78%     4.45%     2.40%     3.38%
------     ------     ------    ------    ------    ------    ------    ------
1999       2000       2001      2002      2003      2004      2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------- --------------------- ----------------- ----------------
                                                                   1 year              5 year        Life of Fund*
----------------------------------------------------------- --------------------- ----------------- ----------------
JNL/PIMCO Total Return Bond Fund (Class A)                          3.38%              4.74%             5.66%
Lehman Brothers Aggregate Bond Index                                4.33%              5.06%             5.69%
----------------------------------------------------------- --------------------- ----------------- ----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $450
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,002
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PPM AMERICA HIGH YIELD BOND FUND (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/PPM America High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. For purpose of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, including credit default swaps. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum.

In light of the risks associated with such securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. With respect to derivative instruments, the Sub-Adviser also takes into consideration the credit-worthiness of the counterparty to the transaction. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The Sub-Adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the Sub-Adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the Sub-Adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the Sub-Adviser looks for those companies that the Sub-Adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

               To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of April 30, 2007, PPM America, Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund was combined with JNL/PPM America High Yield Bond Fund, with the JNL/Salomon Brothers High Yield Fund as the surviving Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-1.76%     -4.67%     5.33%     5.76%     25.79%     8.22%     1.69%     10.51%
------     ------     ------    ------    ------     ------    ------    ------
1999       2000       2001      2002      2003       2004      2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ----------------- ------------------ ------------------
                                                                   1 year            5 year          Life of Fund*
------------------------------------------------------------- ----------------- ------------------ ------------------
JNL/PPM America High Yield Bond Fund (Class A)                      10.51%           10.09%               5.59%
Citigroup High Yield Index                                          11.88%           10.23%               5.88%
Merrill Lynch High Yield Master II Index                            11.77%            9.86%               5.77%
Merrill Lynch High Yield Master II Constrained Index                10.76%            9.94%               5.80%
------------------------------------------------------------- ----------------- ------------------ ------------------

The Citigroup High Yield Index is a broad-based, unmanaged index.

The Merrill Lynch High Yield Master II Index is a broad-based, unmanaged index of fixed rate, non-investment-grade debt securities which are U.S. dollar denominated, nonconvertible, having at least one year remaining to maturity and an outstanding par amount of at least $100 million. The Merrill Lynch High Yield Master II Constrained Index is a subset of the Merrill Lynch High Yield Master II Index, and bonds are capitalization weighted and total allocations per issuer are capped at 2%.

* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.78%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                                   CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
1 Year                                                                                             $80
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
3 Years                                                                                           $249
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
5 Years                                                                                           $433
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
10 Years                                                                                          $966
------------------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The Sub-Adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America High Yield Bond Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A team of investment professionals at PPM, led by Anthony Balestrieri, Senior Managing Director and JoAnne M. Bianco, Senior Managing Director, manage the assets of the Fund. The team reviews portfolio holdings, discusses purchase and sale activity, and adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Fixed Income Group currently manages approximately $43 billion in assets, including approximately $6.9 in high yield bond assets for various institutional clients based in the U.S. and abroad.

Anthony Balestrieri is a Senior Managing Director and Portfolio Manager of PPM, and is responsible for managing over $11.6 billion in public investment grade, high yield, securitized and other fixed income investments. Mr. Balestrieri has over seventeen years of investment industry experience. From May, 1998 until to joining PPM in June, 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May, 1998, Mr. Balestriere was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

JoAnne M. Bianco is a Senior Managing Director and Portfolio Manager, and is responsible for managing over $6.5 billion in high yield assets across insurance, pooled investments and institutional portfolios. Ms. Bianco has over 22 years of investment experience, and joined PPM in January, 1991. Prior to joining PPM, Ms. Bianco was a debt Rating Analyst for Standard & Poor's Corporation, and a Credit Analyst and Account officer at Chemical Bank Corporation. Ms. Bianco earned a B.S. in Business Administration from Marquette University, and an M.B.A. from Northwestern University, Kellogg School of Management, and is a Chartered Financial Analyst.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/PPM AMERICA VALUE EQUITY FUND (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Value Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1.5 billion or greater.

The Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in the equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of January 16, 2007, PPM America, Inc. replaced Putnam Investment Management, LLC as the Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

21.82%    12.48%    -1.04%    6.96%    -6.32%    -19.87%    24.55%    9.76%   4.91%    13.03%
------    ------    ------    ------   ------    ------     ------    ------  ------   ------
1997      1998      1999      2000     2001      2002       2003      2004    2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- ------------------- -------------------- --------------------
                                                              1 year              5 year              10 year*
------------------------------------------------------- ------------------- -------------------- --------------------
JNL/PPM America Value Equity Fund (Class A)                   13.03%               5.36%                5.84%
S&P 500 Index                                                 15.79%               6.19%                8.41%
S&P500/Barra Value Index                                      20.91%               8.93%                9.15%
------------------------------------------------------- ------------------- -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The S&P500/Barra Value Index is an unmanaged, capitalization-weighted index composed of stocks of the S&P 500 with low price-to-book ratio relative to the S&P 500 as a whole.

* The Fund began operations on May 15, 1995. As of January 16, 2007, PPM America, Inc., replaced Putnam Investment Management, LLC as Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.65%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.85%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective January 16, 2007, the fee will be reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $87
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $271
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $471
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,049
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from pursuing its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Value Equity Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.1 billion in assets, including approximately $ 4 billion in large cap value assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/PUTNAM EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the Sub-Adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

21.88%     34.93%     29.41%     -17.85%     -25.01%     -24.10%     27.23%    13.04%     8.75%     13.75%
------     ------     ------     ------      ------      ------      ------    ------     ------    ------
1997       1998       1999       2000        2001        2002        2003      2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- ------------------ ------------------ -----------------
                                                                1 year             5 year            10 year*
---------------------------------------------------------- ------------------ ------------------ -----------------
JNL/Putnam Equity Fund (Class A)                                13.75%              6.18%             5.87%
S&P 500 Index                                                   15.79%              6.19%             8.41%
---------------------------------------------------------- ------------------ ------------------ -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.77%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.98%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $88
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $274
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $477
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,061
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Chief Investment Officer on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiess was a Portfolio Manager with JP Morgan Investment Management. Richard P. Cervone is a Portfolio Member on the team. Mr. Cervone, Managing Director and Portfolio Manager on the U.S. Core Equity Team, joined Putnam in 1998 and has 8 years of investment experience.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PUTNAM MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the Sub-Adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $460 million and $20.7 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

          o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-26.97%     -29.32%     33.46%     18.62%     12.11%     5.73%
------      ------      ------     ------     ------     ------
2001        2002        2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- -------------------- -------------------- -------------------
                                                              1 year               5 year           Life of Fund*
------------------------------------------------------- -------------------- -------------------- -------------------
JNL/Putnam Midcap Growth Fund (Class A)                       5.73%                5.81%               -0.63%
Russell MidCap(R) Growth Index                               10.66%                8.22%               -0.67%
------------------------------------------------------- -------------------- -------------------- -------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $108
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $337
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $585
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,294
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC ("Putnam") located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Kevin Divney and Brian DeChristopher. Mr. Divney is a Managing Director and Co-Chief Investment Officer of the Mid Cap Growth team. Mr. Divney is a CFA Charterholder and joined Putnam in 1997 and has 16 years of investment experience. Mr. DeChristopher is a Senior Vice President and Portfolio Manager of the Mid Cap Growth Team. Mr. DeChristopher joined Putnam in 1999 and has six years of investment industry experience and is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will generally be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the Sub-Adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within a reasonable period of time.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

18.43%     10.06%     -0.11%     8.25%     10.57%     -1.93%     21.57%    10.88%     5.30%     13.65%
------     ------     ------     ------    ------     ------     ------    ------     ------    ------
1997       1998       1999       2000      2001       2002       2003      2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- ------------------ -------------------- --------------------
                                                             1 year              5 year              10 year*
------------------------------------------------------- ------------------ -------------------- --------------------
JNL/Select Balanced Fund (Class A)                            13.65%              9.60%               9.44%
S&P 500 Index                                                 15.79%              6.19%               8.41%
Lehman Brothers Aggregate Bond Index                           4.33%              5.06%               6.20%
------------------------------------------------------- ------------------ -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------- ------------------------
                                                                                                  CLASS A
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Management/Administrative Fee                                                                     0.58%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
12b-1 Fee                                                                                         0.20%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Other Expenses                                                                                    0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Acquired Fund Fees and Expenses*                                                                  0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Total Annual Fund Operating Expenses                                                              0.80%
----------------------------------------------------------------------------------------- ------------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                   CLASS A
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                               $82
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                             $255
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                             $444
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                            $990
---------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Edward P. Bousa, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. John C. Keogh, Senior Vice President, Partner and Fixed Income Portolio Manager of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since February 2006. Mr. Gootkind joined Wellington Management as investment professional in 2000.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The Sub-Adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the Sub-Adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

19.12%     26.87%     64.58%     -18.28%     -23.50%     -27.12%     23.97%    11.36%     1.91%     13.31%
------     ------     ------     ------      ------      ------      ------    ------     ------    ------
1997       1998       1999       2000        2001        2002        2003      2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ---------------- ---------------- ----------------
                                                                   1 year           5 year          10 year*
-------------------------------------------------------------- ---------------- ---------------- ----------------
JNL/Select Global Growth Fund (Class A)                               13.31%          3.04%           6.09%
Morgan Stanley Capital International World Growth Index               16.85%          8.88%           5.98%
-------------------------------------------------------------- ---------------- ---------------- ----------------

The Morgan Stanley Capital International World Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.89%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    1.10%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $112
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $350
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $606
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,340
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew S. Offit, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was portfolio manager at American Century Investment Management (2000-2005).

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential. In selecting equity securities, the Sub-Adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INVESTMENT STYLE RISK. The Fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The Fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP, has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

12.67%     57.66%     94.43%     -20.97%     -30.18%     -29.76%     35.46%    11.67%     4.67%     4.60%
------     ------     ------     ------      ------      ------      ------    ------     ------    ------
1997       1998       1999       2000        2001        2002        2003      2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- ------------------ ------------------ -------------------
                                                                1 year             5 year             10 year*
---------------------------------------------------------- ------------------ ------------------ -------------------
JNL/Select Large Cap Growth Fund (Class A)                      4.60%              3.07%               8.28%
Russell 1000(R) Growth Index                                    9.15%              1.59%               4.72%
---------------------------------------------------------- ------------------ ------------------ -------------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee                                                                   0.79%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Fee                                                                                       0.20%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.00%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Annual Fund Operating Expenses                                                            0.99%
-------------------------------------------------------------------------------------- -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $101
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $315
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $547
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                       $1,213
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew J. Shilling, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager since May 2007 and has been involved in portfolio management and securities analysis for the Fund since May 2004 and for clients of the firm for at least the past five years. Mr. Shilling joined Wellington Management as an investment professional in 1994. He became a Vice President in 1996 and a Senior Vice President in 2003.

John A. Boselli, CFA, Senior Vice President, Partner of Wellington Management and Equity Portfolio Manager, has been involved in portfolio management and securities analysis for the Fund since May 2007 and for clients of the firm for at least the past five years and has served as portfolio manager for the Fund from May 2004 to April 2007. Mr. Boselli joined Wellington Management as an investment professional in 2002. Mr. Boselli joined Wellington Management as a Vice President and investment professional in 2002 and became a Senior Vice President in 2005.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

          o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

          o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

          o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

          o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

5.01%     4.99%     4.67%     5.83%     3.45%     1.07%     0.46%     0.78%    2.71%     4.49%
------    ------    ------    ------    ------    ------    ------    ------   ------    ------
1997      1998      1999      2000      2001      2002      2003      2004     2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------- ---------------- ------------------ -----------------------
                                                             1 year            5 year               10 year*
-------------------------------------------------------- ---------------- ------------------ -----------------------
JNL/Select Money Market Fund (Class A)                        4.49%             1.89%                3.33%
Merrill Lynch Treasury Bill Index (3 month)                   4.85%             2.42%                3.80%
-------------------------------------------------------- ---------------- ------------------ -----------------------

The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment. The 7-day yield of Class A on December 31, 2006, was 4.74%.
The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.38%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Fee                                                                                           0.20%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Annual Fund Operating Expenses                                                                0.59%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                               $60
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                              $189
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                              $329
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                             $738
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The Sub-Adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but which the Sub-Adviser believes provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

34.80%     14.77%     8.15%     20.86%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 0.00% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------------- -------------------- ---------------------
                                                                           1 year            Life of Fund*
-------------------------------------------------------------------- -------------------- ---------------------
JNL/Select Value Fund (Class A)                                            20.86%               20.58%
Russell 1000 Value Index                                                   22.46%               18.34%
-------------------------------------------------------------------- -------------------- ---------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on September 30, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.64%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Fee                                                                                          0.20%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Acquired Fund Fees and Expenses*                                                                   0.01%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Annual Fund Operating Expenses                                                               0.85%
------------------------------------------------------------------------------------------ ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS A
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $87
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $271
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $471
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                          $1,049
-------------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the Sub-Adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since October 2004. Ms. Grimes joined Wellington Management as an investment professional in 1995.

John R. Ryan, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in well-established growth companies. The Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

Effective April 30, 2007, the Fund was combined with JNL/Alger Growth Fund and the JNL/Oppenheimer Growth Fund (collectively, the "Acquired Funds") with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

29.47%    27.78%    21.77%    -0.34%    -10.23%    -23.33%    30.54%    9.89%   6.09%    13.70%
------    ------    ------    ------    ------     ------     ------    ------  ------   ------
1997      1998      1999      2000      2001       2002       2003      2004    2005     2006


In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------ ------------- --------------- ------------------
                                                                      1 year         5 year          10 year*
------------------------------------------------------------------ ------------- --------------- ------------------
JNL/T. Rowe Price Established Growth Fund (Class A)                   13.70%         5.81%             9.10%
S&P 500 Index                                                         15.79%         6.19%             8.41%
------------------------------------------------------------------ ------------- --------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.70%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.90%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $92
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $287
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $498
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $1,108
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the T. Rowe Price Growth Stock Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the Sub-Adviser expects to grow at a faster rate than the average company. The Sub-Adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2006, generally between $521.3 million and $10.6 billion. The market cap of companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this should help to mitigate the downside risk attributable to any single poorly-performing security on overall fund performance.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;
     >>   Capable management;
     >> Attractive business niches and operate in industries experiencing increasing demand;
     >>   A sustainable competitive advantage;
     >>   Proven products or services; or
     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

18.21%    21.49%    24.01%    7.16%    -1.49%    -21.93%    38.60%    18.03%   14.10%    6.76%
------    ------    ------    ------   ------    ------     ------    ------   ------    ------
1997      1998      1999      2000     2001      2002       2003      2004     2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ----------------- --------------- ------------------
                                                                    1 year           5 year          10 year*
-------------------------------------------------------------- ----------------- --------------- ------------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)                      6.76%           9.23%           11.32%
S&P MidCap 400 Index                                                10.35%          10.89%           14.46%
Russell MidCap(R) Index                                             15.64%          11.17%           10.77%
-------------------------------------------------------------- ----------------- --------------- ------------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities (up to 25% of its assets, excluding reserves), futures and options, convertible securities, and warrants, in keeping with Fund objectives.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's Sub-Adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Sub-Adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-Adviser generally looks for the following:

     o Low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    Low stock price relative to a company's underlying asset values;

     o    Companies that may benefit from restructuring activities; and

     o    A sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

0.78%     -16.84%    29.97%    15.12%    6.07%    20.11%
------    ------     ------    ------    ------   ------
2001      2002       2003      2004      2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------- --------------- ------------------ -----------------
                                                                     1 year           5 year         Life of Fund*
---------------------------------------------------------------- --------------- ------------------ -----------------
JNL/T. Rowe Price Value Fund (Class A)                                20.11%          9.64%              9.19%
Russell 1000 Value Index                                              22.46%          8.16%              6.45%
---------------------------------------------------------------- --------------- ------------------ -----------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.75%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.96%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $98
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $306
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $531
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,178
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

          o    Futures and options

          o    Preferred stocks

          o    Convertible securities and warrants

          o Fixed income securities, including lower quality (high-yield, high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

          o Hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

          o    Private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the
T. Rowe PriceValue Fund and Chairman of the fund's Investment Advisory Committee. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

SUMMARY OF MAIN RISK CHARACTERISTICS OF JNL/S&P FUNDS BASED ON TYPICAL INVESTMENT HOLDINGS OF UNDERLYING FUNDS

The main risk characteristics of the JNL/S&P Funds are summarized below. The extent of the risk exposure to each category of risk for each Fund depends on its allocation to underlying funds that invest in those categories of portfolio investments. It should be noted that the investment objectives and investment strategies of the JNL/S&P Funds remain constant regardless of which underlying funds are invested in. Thus, the inherent risk characteristics of the JNL/S&P Funds remain constant, although there may be variations in the degrees of exposure to each category of risk. Moreover, each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds. Other risks and more detailed descriptions may be found in the descriptions of each of the JNL/S&P Funds.

JNL/S&P MANAGED CONSERVATIVE   As between the five JNL/S&P Managed Funds,  the difference in risk exposure  results
FUND; JNL/S&P MANAGED          from the differing  ranges of investments in equity  securities  versus fixed income
MODERATE FUND; JNL/S&P         and money market  securities of the Funds in which they invest.  The JNL/S&P Managed
MANAGED MODERATE GROWTH        Conservative  Fund is expected to invest the lowest  percentage in equity securities
FUND; JNL/S&P MANAGED GROWTH   (approximately  10% to 30%);  the JNL/S&P  Managed  Moderate Fund a slightly  higher
FUND; AND JNL/S&P MANAGED      percentage  (approximately  30% to 50%); the JNL/S&P Managed  Moderate Growth Fund a
AGGRESSIVE GROWTH FUND (THE    slightly higher  percentage  (approximately  50% to 70%); the JNL/S&P Managed Growth
"JNL/S&P MANAGED FUNDS")       Fund a  slightly  higher  percentage  (approximately  70% to 90%);  and the  JNL/S&P
                               Managed  Aggressive  Growth  Fund  the  greatest  percentage  (approximately  80% to
                               100%). The anticipated  investments in fixed income,  money market  securities,  and other investments generally vary in inverse relationship to the equity investments.

UNDERLYING FUND PORTFOLIO      Stocks.  All JNL/S&P  Funds.  Because the Fund will invest in underlying  funds that
SECURITIES MAJOR CATEGORIES    invest in stocks,  its returns will fluctuate with changes in stock markets.  In the
                               U.S.,  stocks have  historically  outperformed  other types of investments  over the long term.  Stocks,  however,  may  fluctuate in value more  dramatically  than many other types of investments over the short term.

                               SMALLER  AND  MID-SIZE  COMPANIES.  ALL  JNL/S&P  FUNDS.  While  smaller and midsize companies may offer substantial  opportunities for capital growth, they also involve substantial  risk and should be considered  speculative.  Historically,  smaller and midsize  company  securities  have been more  volatile in price than larger  company securities, especially over the short term.

                               FIXED  INCOME:  INTEREST  RATE RISK.  ALL JNL/S&P  FUNDS.  Interest rate risk is the risk that when interest  rates  increase,  fixed income  securities  will decline in
                               value.   Interest   rate  changes  can  be  sudden  and   unpredictable.   A  fund's
                               distributions  to its  shareholders  may decline when interest  rates fall,  since a fund can only  distribute  what it earns.  Debt  securities  that pay  interest at a fixed rate tend to lose market value when interest  rates rise and increase in value when interest rates decline.  Long-term  fixed-income  securities will normally have
                               more  price   volatility   because  of  this  risk  than   short-term   fixed-income
                               securities.  A nominal  interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed  securities,  including TIPS,
                               decline  in  value  when  real  interest  rates  rise.  In  certain   interest  rate
                               environments,  such as when real  interest  rates are  rising  faster  than  nominal interest  rates,  inflation-indexed  securities may  experience  greater losses than other fixed income securities with similar durations.

                               FIXED  INCOME:  CREDIT.  ALL JNL/S&P  FUNDS.  Income  securities,  which may include indebtedness  and  participations,  entail  credit risk.  An issuer may be unable to make interest  payments or repay principal when due.  Adverse changes in an issuer's financial  strength or in a security's  credit rating may reduce a security's  value and,  thus,  impact  performance.  Subordinated  debt  securities  are riskier  than senior debt securities  because their holders will be paid only after the holders of senior debt securities are paid.  Debt  securities  that are rated below  investment grade and comparable unrated securities  generally have more risk, fluctuate more in price  and are  less  liquid  than  higher-rated  securities  and can be  considered speculative.

                               HIGH-YIELD/HIGH-RISK  BONDS. ALL JNL/S&P FUNDS.   Lower-rated bonds involve a higher
                               degree of credit risk,  which is the risk that the issuer will not make  interest or principal  payments when due. In the event of an unanticipated  default, a reduction in  income,  a decline in the  market  value of the  securities  so  affected  and a decline in the asset value would occur.  During an economic  downturn or substantial period of rising interest rates,  highly leveraged issuers may experience  financial stress which could adversely affect their ability to service  principal and interest payment  obligations,  to meet  projected  business  goals and to obtain  additional
                               financing.   The  market  prices  of  lower-rated   securities  are  generally  less
                               sensitive  to  interest  rate  changes  than  higher-rated  investments,   but  more
                               sensitive  to adverse  economic or political  changes,  or  individual  developments specific to the issuer.  Periods of economic  or  political  uncertainty  and change can be expected to result in volatility of prices of these securities.

                               MORTGAGE-BACKED  SECURITIES  RISK.  ALL JNL/S&P  FUNDS.  Mortgage-backed  securities entail  the  uncertainty  of the  timing of cash  flows  resulting  from the rate of prepayments  on the  underlying  mortgages  serving as  collateral.  An  increase or decrease in prepayment  rates  (resulting  primarily  from a decrease or increase in mortgage interest rates) will affect the yield,  average life, and price. The prices of  mortgage-backed  securities,  depending  on  their  structure  and  the  rate of prepayments,  can be volatile.  Some  mortgage-backed  securities may also not be as liquid as other  securities.  The value of these  securities also may change because of changes in the market's  perception  of the  creditworthiness  of the issuer.  In addition,  the mortgage  securities  market in general may be adversely  affected by changes in governmental regulation or tax policies.

                               FOREIGN  SECURITIES.  ALL JNL/S&P FUNDS.  Investing in foreign securities  typically involves more risks than investing in U.S. securities.  These risks can increase the potential for losses and may include, among others,  currency risks (fluctuations in currency exchange rates and devaluations by governments),  country risks (political, diplomatic,  regional conflicts,  terrorism,  war; social and economic  instability, currency  devaluations  and policies that have the effect of limiting or restricting foreign  investment  or the  movement of assets),  and  company  risks  (unfavorable
                               trading   practices,   less   government   supervision,   less  publicly   available
                               information,  limited  trading  markets  and  greater  volatility).  With  regard to currency  risk many  investments  may be issued and  traded in  foreign  currencies.
                               Changes  in  the  value  of  foreign  currencies  relative  to  the  US  dollar  can dramatically  decrease (or increase)  the value of foreign  portfolio  holdings.  To the extent the currency risk is not hedged,  or not  successfully  hedged,  currency exchange rate changes can have a  disproportionate  impact on, even  accounting  for most of the gain or loss in a particular period.

                               DERIVATIVE  SECURITIES.  ALL JNL/S&P  FUNDS.  Options,  futures,  swaps,  structured
                               securities  and  other   derivative   transactions   involve   special  risks.   The
                               performance of derivative  investments  depends,  in part, on the  performance of an underlying  asset,  including  the ability to  correctly  predict  price  movements.
                               Derivatives involve costs, may be volatile,  may involve a small investment relative to the risk assumed,  and require correlation with other investments.  Risks include delivery  failure,  default  by the  other  party or the  inability  to close  out a position because the trading market becomes illiquid.

                               INDUSTRY  CONCENTRATION  RISK. ALL JNL/S&P FUNDS.   When there is concentration in a
                               certain industry,  performance may be closely tied to, and affected by, the specific industry.  Companies  within an industry  are often  faced with the same  obstacles, issues or regulatory  burdens,  and their common stock may react  similarly and move in  unison  to these  and other  market  conditions.  As a result of these  factors, there may be more volatility,  and carry greater risk of adverse  developments  that can affect many of the companies in which the  Underlying  Funds and the  Underlying
                               Exchange  Traded  Funds  ("Underlying  ETFs")  invest,  than a mixture  of stocks of companies from a wide variety of industries.

JNL/S&P MANAGED CONSERVATIVE FUND

INVESTMENT   OBJECTIVE.   The  investment   objective  of  the  JNL/S&P  Managed
Conservative Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Conservative Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides Jackson National Asset Management, LLC ("JNAM") advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-230 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund


The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

               Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

3.73%     7.85%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.59% (3rd quarter of 2006) and its lowest quarterly return was -0.97% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
------------------------------------------------------------------------- ------------------- ------------------
                                                                                1 year          Life of Fund*
------------------------------------------------------------------------- ------------------- ------------------
JNL/S&P Managed Conservative Fund  (Class A)                                    7.85%               6.72%
Lehman Brothers Aggregate Bond Index                                            4.33%               3.44%
S&P 500 Index                                                                  15.79%              12.51%
------------------------------------------------------------------------- ------------------- ------------------

* The Fund began operations on October 4, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.83%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.02%
---------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $104
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $325
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $563
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,248
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED MODERATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Moderate Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money marketsecurities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-230 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Balanced Fund
JNL/Goldman Sachs Short Duration Bond FundJNL/Goldman        JNL/Select Global Growth Fund
Sachs Core Plus Bond Fund                                    JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

4.99%     10.39%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 4.16% (4th quarter of 2006) and its lowest quarterly return was -1.42% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- ------------------- ------------------
                                                                                1 year          Life of Fund*
------------------------------------------------------------------------- ------------------- ------------------
JNL/S&P Managed Moderate Fund  (Class A)                                        10.39%              9.29%
Lehman Brothers Aggregate Bond Index                                             4.33%               3.44%
S&P 500 Index                                                                   15.79%              12.51%
------------------------------------------------------------------------- ------------------- ------------------

* The Fund began operations on October 4, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                        0.18%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                       0.01%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                     0.87%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                 1.06%
--------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $108
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $337
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $585
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,294
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED MODERATE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Growth Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Moderate Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-230 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund


The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

19.52%     -1.55%     -4.78%     -8.48%     17.75%     9.58%     6.41%     12.17%
------     ------     ------     ------     ------     ------    ------    ------
1999       2000       2001       2002       2003       2004      2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 13.55% (4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------- ----------------- -------------- ------------------
                                                                     1 year          5 year        Life of Fund*
--------------------------------------------------------------- ----------------- -------------- ------------------
JNL/S&P Managed Moderate Growth Fund  (Class A)                      12.17%           7.10%            5.93%
Lehman Brothers Aggregate Bond Index                                  4.33%           5.06%            5.86%
S&P 500 Index                                                        15.79%           6.19%            4.46%
--------------------------------------------------------------- ----------------- -------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. To create a more representative return comparison, 60% of the Fund's return is benchmarked to the S&P 500 and the remaining 40% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 9, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.16%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.00%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                               0.92%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           1.08%
---------------------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $110
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $343
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $595
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,317
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-230 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund


The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

26.74%    -4.35%    -7.34%    -12.40%    21.73%    11.41%    7.44%    14.15%
------    ------    ------    ------     ------    ------    ------   ------
1999      2000      2001      2002       2003      2004      2005     2006

In the period shown in the chart, the Fund's highest quarterly return was 17.87% (4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------- ------------------- ------------------ ------------------
                                                                  1 year             5 year          Life of Fund*

----------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Growth Fund  (Class A)                            14.15%              7.81%               6.54%
Lehman Brothers Aggregate Bond Index                               4.33%              5.06%               5.85%
S&P 500 Index                                                     15.79%              6.19%               4.56%
----------------------------------------------------------- ------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 80% of the Fund's return is benchmarked to the S&P 500 and the remaining 20% is benchmarked to the Lehman Brothers Aggregate Bond Index. * The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.15%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.01%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                               0.96%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           1.12%
---------------------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $114
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $356
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $617
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,363
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Aggressive Growth Fund is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Aggressive Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 228-230 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management SMID(R) 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

35.38%     -9.37%     -10.58%     -18.26%     26.80%     12.61%     8.48%     15.57%
------     ------     ------      ------      ------     ------     ------    ------
1999       2000       2001        2002        2003       2004       2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 29.63% (4th quarter of 1999) and its lowest quarterly return was -18.15% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ------------------- ------------------ ------------------
                                                                    1 year             5 year          Life of Fund*
------------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Aggressive Growth Fund  (Class A)                   15.57%              7.90%              6.59%
S&P 500 Index                                                       15.79%              6.19%              4.56%
Lehman Brothers Aggregate Bond Index                                 4.33%              5.06%              5.85%
------------------------------------------------------------- ------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 90% of the Fund's return is benchmarked to the S&P 500 and the remaining 10% is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.17%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.00%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                               0.99%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           1.16%
---------------------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $118
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $368
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $638
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,409
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, included unaffiliated money market funds. Under the relief, a Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. JNAM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM L.L.C.(R)" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund, the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

----------------------------------------------------- ---------------------------------- ---------------------------
                                                                                                ADVISORY FEE
                                                                                           (ANNUAL RATE BASED ON
                                                                                           AVERAGE NET ASSETS OF
FUND                                                  ASSETS                                     EACH FUND)
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Large Cap Growth Fund                         $0 to $50 million                                        .75%
                                                      $50 million to $300 million                              .70%
                                                      Over $300 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Real Estate Fund                              $0 to $50 million                                        .75%
                                                      Over $50 million                                         .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Small Cap Growth Fund                         $0 to $300 million                                       .85%
                                                      Over $300 million                                        .80%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Global Natural Resources Fund       $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Long/Short Fund                     $0 to $300 million                                       .85%
                                                      Over $300 million                                        .75%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle Core Equity Fund                            $0 to $100 million                                       .65%
                                                      $100 million to $300 million                             .60%
                                                      Over $300 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle SmallCap Equity Fund                        $0 to $100 million                                       .75%
                                                      $100 million to $500 million                             .70%
                                                      Over $500 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Balanced Fund                                  $0 to $500 million                                       .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Mid-Cap Equity Fund                            $0 to $250 million                                       .70%
                                                      $250 million to $750 million                             .65%
                                                      $750 million to $1.5 billion                             .60%
                                                      Over $1.5 billion                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Founding Strategy Fund         All Assets                                                 0%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Global Growth Fund             $0 to $300 million                                       .75%
                                                      $300 to $500 million                                     .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Income Fund                    $0 to $100 million                                       .80%
                                                      $100 million to $200 million                             .75%
                                                      $200 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Mutual Shares Fund             $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Small Cap Value Fund           $0 to $200 million                                       .85%
                                                      $200 million to $500 million                             .77%
                                                      Over $500 million                                        .75%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Core Plus Bond Fund                 $0 to $500 million                                       .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Mid Cap Value Fund                  $0 to $100 million                                       .75%
                                                      Over $100 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Short Duration Bond Fund            $0 to $250 million                                       .45%
                                                      Over $250 million                                        .40%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Equity Fund                $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Value Fund                 $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund      $0 to $150 million                                       .50%
                                                      $150 million to $300 million                             .45%
                                                      $300 million to $500 million                             .40%
                                                      Over $500 million                                        .35%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Emerging Markets Fund                      $0 to $100 million                                      1.00%
                                                      $100 million to $250 million                             .90%
                                                      Over $250 million                                        .85%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Mid Cap Value Fund                         $0 to $100 million                                       .75%
                                                      $100 million to $250 million                             .70%
                                                      Over $250 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Small Cap Value Fund                       $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management 10 x 10 Fund            All Assets                                                 0%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Index 5 Fund            All Assets                                                 0%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 500 Index Fund      $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index    $0 to $500 million                                       .29%
Fund                                                  $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Small Cap Index Fund    $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management International Index     $0 to $500 million                                       .30%
Fund                                                  $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Bond Index Fund         $0 to $500 million                                       .30%
                                                      $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Enhanced S&P 500        $0 to $50 million                                        .50%
Stock Index Fund                                      Over $50 million                                         .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Oppenheimer Global Growth Fund                    $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Real Return Fund                            All assets                                               .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Total Return Bond Fund                      All assets                                               .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America Value Equity Fund                     $0 to $300 million                                       .55%
                                                      Over $300 million                                        .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America High Yield Bond Fund                  $0 to $150 million                                       .50%
                                                      $150 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Equity Fund                                $0 to $150 million                                      .675%
                                                      $150 million to $300 million                             .60%
                                                      Over $300 million                                       .575%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Midcap Growth Fund                         $0 to $300 million                                       .75%
                                                      Over $300 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Balanced Fund                              $0 to $50 million                                        .55%
                                                      $50 million to $150 million                              .50%
                                                      $150 million to $300 million                            .475%
                                                      $300 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Global Growth Fund                         $0 to $150 million                                       .75%
                                                      $150 million to $500 million                             .70%
                                                      $500 million to $750 million                             .65%
                                                      Over $750 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Large Cap Growth Fund                      $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      $500 million to $750 million                             .60%
                                                      Over $750 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Money Market Fund                          $0 to $500 million                                       .28%
                                                      Over $500 million                                        .25%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Value Fund                                 $0 to $300 million                                       .55%
                                                      $300 million to $500 million                             .50%
                                                      Over $500 million                                        .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Established Growth Fund             $0 to $150 million                                       .65%
                                                      $150 million to $500 million                             .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                 $0 to $150 million                                       .75%
                                                      Over $150 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Value Fund                          $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Conservative Fund                     $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Moderate Fund                         $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Moderate Growth                       $0 to $500 million                                       .13%
Fund                                                  Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Growth Fund                           $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Aggressive Growth Fund                $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is Sub-Adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund,
JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund,
the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of 0.10% of the average daily net assets of the Fund. The JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the
JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of 0.15%. The JNL/S&P Funds, the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund pay an Administrative Fee of 0.05%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares
Fund), audit, fund accounting, custody, printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except the JNL/S&P Funds, the JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, and the JNL/Franklin Templeton Founding Strategy Fund have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers two classes of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAM L.L.C. determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except the JNL/Mellon Capital Management Index 5 Fund, the JNL/Mellon Capital Management 10 x 10 Fund, the JNL/Franklin Templeton Founding Strategy Fund, and each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Distribution Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts ("Accounts") of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts ("Contracts"), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investing the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of Jackson and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for Jackson and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This does not apply to money market Fund.

See the Separate Account Prospectus for the contract that describes Jackson's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

                       DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

          o When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code ("Code") necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
12/31/2006                $    12.51      $ 0.02         $ 0.96           $ 0.98       0.00 (f)                -       $ 13.49
12/31/2005                     11.67           -           0.84             0.84          -                    -         12.51
12/31/2004                     10.61        0.01           1.05             1.06          -                    -         11.67
12/31/2003                      8.16       (0.02)          2.47             2.45          -                    -         10.61
12/31/2002                     10.97       (0.03)         (2.76)           (2.79)         -                (0.02)         8.16

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
12/31/2006                     11.70        0.42           3.84             4.26      (0.05)               (0.11)        15.80
05/02(A)-12/31/2005            10.00        0.21           1.49             1.70          -                    -         11.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
12/31/2006                     13.52       (0.11)          2.07             1.96          -                (1.21)       14.27
12/31/2005                     12.47       (0.08)          1.13             1.05          -                    -        13.52
12/31/2004                     11.67       (0.12)          0.92             0.80          -                    -        12.47
12/31/2003                      8.43       (0.05)          3.29             3.24          -                    -        11.67
12/31/2002                     11.60       (0.07)         (3.10)           (3.17)         -                    -         8.43

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
12/31/2006                     17.39        0.03           0.83             0.86       0.00 (f)                -        18.25
12/31/2005                     15.50        0.01           1.90             1.91      (0.02)                   -        17.39
12/31/2004                     14.76        0.01           0.73             0.74          -                    -        15.50
12/31/2003                     10.91       (0.03)          3.88             3.85          -                    -        14.76
12/31/2002                     16.33       (0.04)         (5.38)           (5.42)         -                    -        10.91

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
12/31/2006                        7.86 %     $ 396,703           90%            1.00 %        0.12 %         n/a %           n/a  %
12/31/2005                        7.23         361,417           101            1.01          0.03           n/a             n/a
12/31/2004                        9.99         191,003            96            1.07          0.09          1.10           0.06
12/31/2003                       30.02          36,421           140            1.10        (0.41)          1.18          (0.49)
12/31/2002                     (25.47)           6,857           180            1.10        (0.33)          1.15          (0.38)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
12/31/2006                       36.38         254,557            37            1.02          2.98           n/a             n/a
05/02(A)-12/31/2005              17.00          79,209            36            1.05          3.37           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
12/31/2006                       14.49          53,265            54            1.16        (0.79)           n/a             n/a
12/31/2005                        8.42          49,776            65            1.16        (0.67)           n/a             n/a
12/31/2004                        6.86          44,358            93            1.16        (0.92)          1.18          (0.94)
12/31/2003                       38.43          43,940            30            1.15        (0.89)          1.19          (0.93)
12/31/2002                     (27.32)          12,915            46            1.15        (0.83)          1.17          (0.85)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
12/31/2006                        4.96         229,280           345            1.01          0.17           n/a             n/a
12/31/2005                       12.30         250,938           264            1.01          0.02           n/a             n/a
12/31/2004                        5.02         292,638           195            1.04          0.11          1.11            0.04
12/31/2003                       35.29         244,667           168            1.08        (0.27)          1.15          (0.34)
12/31/2002                     (33.19)         175,439           237            1.08        (0.25)           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY FUND

Class A
12/31/2006                 $   15.33         0.15        $ 1.74           $ 1.89       $0.00 (f)               -       $ 17.22
12/31/2005                     14.96         0.14          0.36             0.50       (0.13)                  -         15.33
12/31/2004                     14.17         0.11          0.79             0.90       (0.11)                  -         14.96
12/31/2003                     11.45         0.09          2.72             2.81       (0.09)                  -         14.17
12/31/2002                     14.53         0.10         (3.08)           (2.98)      (0.10)                  -         11.45

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
12/31/2006                     20.13       (0.15)          4.17             4.02           -               (1.96)        22.19
12/31/2005                     19.97       (0.15)          0.66             0.51           -               (0.35)        20.13
12/31/2004                     16.81       (0.12)          3.28             3.16           -                   -         19.97
12/31/2003                     12.01       (0.10)          4.90             4.80           -                   -         16.81
12/31/2002                     15.55       (0.08)         (3.46)           (3.54)          -                   -         12.01

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
12/31/2006                     11.03         0.18          1.01             1.19       (0.10)              (0.20)        11.92
12/31/2005                     10.02         0.12          0.89             1.01           -                   -         11.03
12/31/2004                      9.27         0.12          0.75             0.87       (0.12)                  -         10.02
12/31/2003                      8.26         0.12          1.01             1.13       (0.12)                  -          9.27
12/31/2002                      9.05         0.20         (0.80)           (0.60)      (0.19)                  -          8.26

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class A
12/31/2006                     16.59       (0.01)          2.01             2.00           -                   -         18.59
12/31/2005                     15.67       (0.02)          0.99             0.97       (0.05)                  -         16.59
12/31/2004                     13.28        0.05           2.34             2.39           -                   -         15.67
12/31/2003                      9.79       (0.06)          3.55             3.49           -                   -         13.28
12/31/2002                     13.83       (0.07)         (3.97)           (4.04)          -                   -          9.79

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
12/31/2006                       12.35 %     $ 177,972           109%           0.96 %       0.92 %         n/a %         n/a %
12/31/2005                        3.37         244,280           106            0.96         0.77           n/a           n/a
12/31/2004                        6.32         357,978           101            0.96         0.85          1.00           0.81
12/31/2003                       24.54         245,913            81            0.97         0.83          1.01           0.79
12/31/2002                      (20.53 )       149,242            94            0.97         0.78          1.00           0.75

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
12/31/2006                       20.03         199,096            68            1.05        (0.67)          n/a           n/a
12/31/2005                        2.52         159,471            57            1.06        (0.72)          n/a           n/a
12/31/2004                       18.80         169,746            53            1.06        (0.76)         1.07          (0.77)
12/31/2003                       39.97         109,972            70            1.05        (0.75)         1.10          (0.80)
12/31/2002                      (22.77)         76,198            71            1.05        (0.49)         1.08          (0.52)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
12/31/2006                       10.79         162,743            62            1.02         1.55           n/a           n/a
12/31/2005                       10.09         127,908            83            1.01         1.22           n/a           n/a
12/31/2004                        9.42         104,564           164            1.03         1.25          1.04           1.24
12/31/2003                       13.73         114,262            60            1.05         1.64          1.07           1.62
12/31/2002                       (6.57)         75,591            91            1.05         2.11          1.07           2.09

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class A
12/31/2006                       12.06         221,504           151            1.01        (0.07)          n/a           n/a
12/31/2005                        6.16         217,173           149            1.01        (0.11)          n/a           n/a
12/31/2004                       18.00         210,402           232            1.02         0.39          1.04           0.37
12/31/2003                       35.65         158,013            32            1.05        (0.51)         1.07          (0.53)
12/31/2002                      (29.21)        135,669            56            1.04        (0.51)         1.09          (0.56)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
05/01(A)-12/31/2006           $10.00         0.34        $ 0.64           $ 0.98    $ (0.26)            $ (0.02)         $ 10.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
12/31/2006                     11.03         0.08          1.88             1.96      (0.02)              (0.11)           12.86
05/02(A)-12/31/2005            10.00         0.02          1.01             1.03                               -          -11.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
12/31/2006                     11.39         0.11          1.68             1.79      (0.04)              (0.18)           12.96
05/02(A)-12/31/2005            10.00         0.06          1.33             1.39           -                  -            11.39

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
05/01(A)-12/31/2006            10.00         0.31             -             0.31           -                   -          10.31

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class A
12/31/2006                     12.03         0.18          2.55             2.73      (0.21)                   -          14.55
12/31/2005                     11.04         0.14          1.04             1.18      (0.19)                   -          12.03
12/31/2004                      9.61         0.10          1.47             1.57      (0.14)                   -          11.04
12/31/2003                      7.59         0.10          2.06             2.16      (0.14)                   -           9.61
12/31/2002                      9.66         0.08         (2.07)           (1.99)     (0.08)                   -           7.59

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
05/01(A)-12/31/2006               9.78 %      $ 64,653           43%            1.10 %        4.85 %         n/a %         n/a %

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
12/31/2006                       17.71         130,608             6            1.16          0.67           n/a           n/a
05/02(A)-12/31/2005              10.30          72,399             5            1.14          0.39           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
12/31/2006                       15.73         144,432            47            1.05          0.90           n/a           n/a
05/02(A)-12/31/2005              13.90          85,789            34            1.06          1.02           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
05/01(A)-12/31/2006               3.10         327,071           109 (f)        0.74          4.52           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class A
12/31/2006                       22.67         259,811            12            1.06          1.35           n/a           n/a
12/31/2005                       10.69         201,554            71            1.08          1.25           n/a           n/a
12/31/2004                       16.34          94,998            75            1.17          0.96          1.19          0.94
12/31/2003                       28.53          96,811           114            1.23          1.17          1.26          1.14
12/31/2002                      (20.58)         78,272           135            1.18          0.83          1.21          0.80

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs Short Duration Bond Fund is 118%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
12/31/2006                   $ 10.94         0.26        $ 3.23           $ 3.49    $ (0.08)            $ (0.33)         $ 14.02
12/31/2005                      9.29         0.13          1.59             1.72      (0.01)              (0.06)           10.94
12/31/2004                      7.65         0.07          1.65             1.72      (0.08)                   -            9.29
12/31/2003                      5.56            -          2.19             2.19      (0.10)                   -            7.65
12/31/2002                      7.75         0.07        (2.13)           (2.06)      (0.13)                   -            5.56

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
05/01(A)-12/31/2006            10.00         0.10          0.89             0.99           -                   -           10.99

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
12/31/2006                     13.54         0.07          1.89             1.96      (0.07)              (1.35)           14.08
12/31/2005                     14.66         0.07          1.24             1.31      (0.06)              (2.37)           13.54
12/31/2004                     13.16         0.02          3.21             3.23      (0.02)              (1.71)           14.66
12/31/2003                     10.23         0.04          2.92             2.96      (0.03)                   -           13.16
12/31/2002                     11.97         0.03        (1.72)           (1.69)      (0.03)              (0.02)           10.23

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
12/31/2006                     12.77            -          2.13             2.13           -              (2.63)           12.27
12/31/2005                     13.81       (0.01)          0.67             0.66           -              (1.70)           12.77
12/31/2004                     13.05       (0.02)          2.03             2.01      (0.01)              (1.24)           13.81
12/31/2003                      9.40         0.01          3.64             3.65           -                   -           13.05
12/31/2002                     11.40            -        (1.96)           (1.96)           -              (0.04)            9.40

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
12/31/2006                     10.75         0.48        (0.09)             0.39      (0.22)                   -           10.92
12/31/2005                     10.83         0.18          0.02             0.20      (0.22)              (0.06)           10.75
12/31/2004                     10.47         0.35          0.04             0.39      (0.03)                   -           10.83
12/31/2003                     10.48         0.23          0.07             0.30      (0.19)              (0.12)           10.47
01/15(A)-12/31/2002            10.00         0.36          0.50             0.86      (0.36)              (0.02)           10.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
12/31/2006                     31.98 %       $ 485,663            83 %          1.04 %       2.09 %          n/a %         n/a%
12/31/2005                       18.57         234,118            72            1.08         1.63            n/a           n/a
12/31/2004                       22.54          82,081            90            1.13         1.14            n/a           n/a
12/31/2003                       39.43          29,609           132            1.12         0.75            n/a           n/a
12/31/2002                      (26.59)          5,642           146            1.08         0.95            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
05/01(A)-12/31/2006               9.90          88,626            28            1.35         1.52            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
12/31/2006                       14.56         217,646            70            1.03         0.50            n/a           n/a
12/31/2005                        8.81         228,735            85            1.03         0.49            n/a           n/a
12/31/2004                       24.72         222,542           101            1.08         0.20           1.13          0.15
12/31/2003                       28.89         142,798            89            1.08         0.40           1.17          0.31
12/31/2002                      (14.08)         76,890            98            1.08         0.41           1.12          0.37

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
12/31/2006                       16.80         154,450            96            1.06         0.03            n/a           n/a
12/31/2005                        4.65         197,826            99            1.06        (0.07)           n/a           n/a
12/31/2004                       15.38         218,851           105            1.12        (0.20)          1.18         (0.26)
12/31/2003                       38.83         155,191            71            1.13         0.17           1.20          0.10
12/31/2002                      (17.22)         74,559            95            1.14        (0.03)          1.17         (0.06)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
12/31/2006                        3.64         247,489            65 (f)        0.61         4.42            n/a           n/a
12/31/2005                        1.85         180,542           361            0.61         3.46            n/a           n/a
12/31/2004                        3.74         116,440           215            0.61         3.31            n/a           n/a
12/31/2003                        2.87          83,547            71            0.60         3.29            n/a           n/a
01/15(A)-12/31/2002               8.55          34,286            77            0.60         4.12            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund is 79%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
12/31/2006                     $8.32        $0.10        $ 1.30           $ 1.40     $ (0.12)           $ (0.82)          $ 8.78
12/31/2005                      8.80         0.05          0.33             0.38       (0.27)             (0.59)            8.32
12/31/2004                      7.93         0.07          0.82             0.89       (0.02)                 -             8.80
12/31/2003                      6.16         0.03          1.76             1.79       (0.02)                 -             7.93
12/31/2002                      8.21         0.04         (2.09)           (2.05)          -                  -             6.16

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
12/31/2006                     13.59         0.32          3.15             3.47       (0.37)             (0.15)           16.54
12/31/2005                     13.67         0.29          1.53             1.82       (0.27)             (1.63)           13.59
12/31/2004                     11.45         0.16          2.07             2.23       (0.01)                 -            13.67
12/31/2003                      8.44         0.10          3.04             3.14       (0.13)                 -            11.45
01/15 (A)-12/31/2002           10.00         0.15         (1.51)           (1.36)      (0.20)                 -             8.44

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
12/31/2006                     14.21         0.14          1.24             1.38       (0.13)             (0.50)           14.96
12/31/2005                     13.28         0.09          1.51             1.60       (0.10)             (0.57)           14.21
12/31/2004                     11.47         0.06          1.75             1.81           -                  -            13.28
12/31/2003                      8.55         0.03          2.92             2.95       (0.03)                 -            11.47
01/15(A)-12/31/2002            10.00         0.06         (1.45)           (1.39)      (0.06)                 -             8.55

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
12/31/2006                     10.68         0.16          1.45             1.61       (0.15)             (0.08)           12.06
12/31/2005                     10.66         0.13          0.34             0.47       (0.12)             (0.33)           10.68
12/31/2004                      9.84         0.12          0.87             0.99       (0.12)             (0.05)           10.66
12/31/2003                      7.79         0.03          2.13             2.16       (0.08)             (0.03)            9.84
01/15(A)-12/31/2002            10.00         0.05         (2.26)           (2.21)          -                  -             7.79

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
12/31/2006                       16.84 %      $ 77,608            43 %          0.80 %       1.15 %       n/a%           n/a%
12/31/2005                        4.24          62,053            46            0.80         0.96         n/a            n/a
12/31/2004                       11.27         181,444            67            0.78         1.17        0.78           1.17
12/31/2003                       29.09          89,068           124            0.87         0.87        0.89           0.85
12/31/2002                      (24.94)         42,071            63            0.89         0.69        0.90           0.68

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
12/31/2006                       25.58         497,487             2            0.66         2.11         n/a           n/a
12/31/2005                       13.31         294,677            43            0.66         2.08         n/a           n/a
12/31/2004                       19.49         298,098             3            0.66         1.83         n/a           n/a
12/31/2003                       37.31          97,126             2            0.65         1.59         n/a           n/a
01/15 (A)-12/31/2002            (13.60)         26,518            32            0.65         1.56         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
12/31/2006                        9.69         381,163            10            0.61         0.97        n/a            n/a
12/31/2005                       11.98         288,486            15            0.61         0.82        n/a            n/a
12/31/2004                       15.79         198,751            14            0.60         0.62        n/a            n/a
12/31/2003                       34.55          81,077            18            0.60         0.65        0.61          0.64
01/15(A)-12/31/2002             (13.94)         12,728            60            0.60         0.60        0.61          0.59

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
12/31/2006                       15.08         559,179             1            0.60         1.42        n/a            n/a
12/31/2005                        4.37         427,375            14            0.61         1.30        n/a            n/a
12/31/2004                       10.06         361,845             7            0.60         1.49        n/a            n/a
12/31/2003                       27.79         190,338             9            0.60         1.22        0.61          1.21
01/15(A)-12/31/2002             (22.10)         46,776             2            0.60         1.15        0.61          1.14

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS]

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
12/31/2006                   $ 13.44         0.15       $ 2.19            $ 2.34     $ (0.12)           $ (0.87)         $ 14.79
12/31/2005                     13.43         0.08         0.49              0.57       (0.09)             (0.47)           13.44
12/31/2004                     11.46         0.07         1.93              2.00           -              (0.03)           13.43
12/31/2003                      7.94         0.05         3.59              3.64       (0.04)             (0.08)           11.46
01/15(A)-12/31/2002            10.00         0.08        (2.06)            (1.98)      (0.08)                 -             7.94

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
12/31/2006                     13.53         0.08         2.21              2.29       (0.07)             (0.50)           15.25
12/31/2005                     11.92         0.08         1.56              1.64       (0.03)                 -            13.53
12/31/2004                     10.12         0.03         1.78              1.81       (0.01)                 -            11.92
12/31/2003                      7.20         0.03         2.89              2.92           -                  -            10.12
12/31/2002                      9.27         0.03        (2.10)            (2.07)          -                  -             7.20

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
12/31/2006                      9.41        (0.03)        0.49              0.46           -                  -             9.87
12/31/2005                      8.63        (0.02)        0.81              0.79       (0.01)                 -             9.41
12/31/2004                      8.28         0.01         0.34              0.35           -                  -             8.63
12/31/2003                      7.03        (0.03)        1.28              1.25           -                  -             8.28
12/31/2002                      9.41        (0.03)       (2.35)            (2.38)          -                  -             7.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
12/31/2006                     11.70         0.50        (0.10)             0.40       (0.44)               .00 (g)        11.66
12/31/2005                     11.96         0.27         0.02              0.29       (0.33)             (0.22)           11.70
12/31/2004                     11.76         0.17         0.36              0.53       (0.20)             (0.13)           11.96
12/31/2003                     11.60         0.13         0.42              0.55       (0.17)             (0.22)           11.76
12/31/2002                     10.66         0.24         0.70              0.94           -                  -            11.60

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
12/31/2006                       17.49 %     $ 339,124            17 %           0.60 %       1.02 %         n/a %         n/a %
12/31/2005                        4.22         237,460            16             0.60         0.84           n/a           n/a
12/31/2004                       17.42         173,822            18             0.60         0.81           n/a           n/a
12/31/2003                       45.88          76,130            38             0.60         0.75           0.61         0.74
01/15(A)-12/31/2002             (19.79)         20,027            49             0.60         0.96           0.62         0.94

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
12/31/2006                       16.96         349,246            30             1.06         0.58           n/a           n/a
12/31/2005                       13.74         289,390            27             1.06         0.74           n/a           n/a
12/31/2004                       17.93         235,047            18             1.06         0.56           n/a           n/a
12/31/2003                       40.56         104,625            38             1.05         0.57           n/a           n/a
12/31/2002                      (22.33)         50,522            64             1.05         0.44           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
12/31/2006                        4.89          30,248            65             0.96        (0.30)          n/a           n/a
12/31/2005                        9.16          28,286            80             0.98        (0.30)          n/a           n/a
12/31/2004                        4.23          24,479           125             1.01         0.12           n/a           n/a
12/31/2003                       17.78          32,993            94             1.00        (0.49)          n/a           n/a
12/31/2002                      (25.29)         17,846            56             1.00        (0.49)          n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
12/31/2006                        3.38         760,176            63 (f)         0.81         4.20           n/a           n/a
12/31/2005                        2.40         571,892           183 (f)         0.81         3.15           n/a           n/a
12/31/2004                        4.45         390,124           163 (f)         0.81         1.72           n/a           n/a
12/31/2003                        4.78         317,301           147             0.80         2.02           n/a           n/a
12/31/2002                        8.85         211,362           116             0.80         3.23           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond Fund is 352%, 409%, and 271% in 2004, 2005, and 2006, respectively.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
12/31/2006                   $ 20.06        $0.07       $ 2.69            $ 2.76    $ (0.09)                 $ -       $ 22.73
12/31/2005                     18.59         0.07         1.56              1.63      (0.16)                   -         20.06
12/31/2004                     16.54         0.20         1.96              2.16      (0.11)                   -         18.59
12/31/2003                     13.04         0.08         3.47              3.55      (0.05)                   -         16.54
12/31/2002                     17.18            -        (4.14)            (4.14)         -                    -         13.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
12/31/2006                      9.07        (0.02)        0.54              0.52          -                    -          9.59
12/31/2005                      8.09        (0.03)        1.01              0.98          -                    -          9.07
12/31/2004                      6.82        (0.04)        1.31              1.27          -                    -          8.09
12/31/2003                      5.11        (0.03)        1.74              1.71          -                    -          6.82
12/31/2002                      7.23        (0.04)       (2.08)            (2.12)         -                    -          5.11

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
12/31/2006                     18.09         0.17         2.19              2.36      (0.01)                   -         20.44
12/31/2005                     17.42         0.24         0.61              0.85      (0.18)                   -         18.09
12/31/2004                     16.09         0.24         1.33              1.57      (0.24)                   -         17.42
12/31/2003                     13.06         0.16         3.04              3.20      (0.17)                   -         16.09
12/31/2002                     16.50         0.16        (3.44)            (3.28)     (0.16)                   -         13.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (f)

Class A
12/31/2006                     12.80         0.04         1.95              1.99      (0.04)               (0.84)        13.91
12/31/2005                     11.89         0.25         0.76              1.01      (0.10)                   -         12.80
12/31/2004                     10.57         0.02         1.31              1.33      (0.01)                   -         11.89
12/31/2003                      8.44         0.06         2.20              2.26      (0.13)                   -         10.57
12/31/2002                     10.45         0.06        (1.97)            (1.91)     (0.10)                   -          8.44

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (f)

Class A
12/31/2006                     10.70         0.20         0.64              0.84      (0.18)               (0.07)        11.29
12/31/2005                     10.35         0.26         0.13              0.39      (0.03)               (0.01)        10.70
10/04(A)-12/31/2004            10.00         0.14         0.21              0.35          -                    -         10.35

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
12/31/2006                       13.75 %     $ 143,203           105 %        0.98 %       0.34 %           n/a %         n/a %
12/31/2005                        8.75         161,881           135          0.98         0.37             n/a           n/a
12/31/2004                       13.04         149,669            91          0.99         0.95            1.06           0.88
12/31/2003                       27.23         164,927            75          1.00         0.45            1.07           0.38
12/31/2002                      (24.10)        153,303           123          0.99         0.23            1.05           0.17

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
12/31/2006                        5.73          36,647           118          1.06        (0.24)            n/a           n/a
12/31/2005                       12.11          36,392            92          1.06        (0.38)            n/a           n/a
12/31/2004                       18.62          33,829           112          1.06        (0.62)           1.14          (0.70)
12/31/2003                       33.46          28,909           117          1.05        (0.52)           1.11          (0.58)
12/31/2002                      (29.32)         18,647           117          1.05        (0.62)           1.10          (0.67)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
12/31/2006                       13.03         165,734           145          0.97         0.92             n/a           n/a
12/31/2005                        4.91         181,363            79          0.97         0.97             n/a           n/a
12/31/2004                        9.76         215,615            46          0.97         1.24            1.01           1.20
12/31/2003                       24.55         309,732            68          0.98         1.16            1.03           1.11
12/31/2002                      (19.87)        256,100            62          0.98         1.06            1.01           1.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (f)

Class A
12/31/2006                       15.57         672,325            33          0.17         0.28             n/a           n/a
12/31/2005                        8.48         657,320            35          0.18         0.22             n/a           n/a
12/31/2004                       12.61         670,711            62          0.18         0.41             n/a           n/a
12/31/2003                       26.80         164,016             4          0.20         0.97             n/a           n/a
12/31/2002                      (18.26)         97,110            38          0.20         0.77             n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (f)

Class A
12/31/2006                        7.85         137,126            39          0.19         1.82             n/a           n/a
12/31/2005                        3.73          80,642            16          0.19         3.54             n/a           n/a
10/04(A)-12/31/2004               3.50          13,909            13          0.18        12.94             n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS


                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (f)

Class A
12/31/2006                   $ 12.56        $0.07       $ 1.71            $ 1.78    $ (0.07)            $(0.65)         $ 13.62
12/31/2005                     12.23         0.30         0.61              0.91      (0.13)             (0.45)           12.56
12/31/2004                     11.07         0.07         1.19              1.26      (0.06)             (0.04)           12.23
12/31/2003                      9.25         0.08         1.93              2.01      (0.19)                 -            11.07
12/31/2002                     10.70         0.08        (1.41)            (1.33)     (0.12)                 -              9.25

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (f)

Class A
12/31/2006                     11.04         0.17         0.97              1.14      (0.13)             (0.15)           11.90
12/31/2005                     10.54         0.24         0.29              0.53      (0.02)             (0.01)           11.04
10/04(A)-12/31/2004            10.00         0.11         0.43              0.54          -                  -            10.54

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (f)

Class A
12/31/2006                     12.13         0.12         1.36              1.48      (0.12)             (0.41)           13.08
12/31/2005                     11.67         0.34         0.41              0.75      (0.20)             (0.09)           12.13
12/31/2004                     10.91         0.12         0.92              1.04      (0.11)             (0.17)           11.67
12/31/2003                      9.48         0.10         1.58              1.68      (0.25)                 -            10.91
12/31/2002                     10.54         0.10        (0.99)            (0.89)     (0.17)                 -             9.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL/SELECT BALANCED FUND

Class A
12/31/2006                     15.75         0.42         1.73              2.15      (0.31)             (0.24)           17.35
12/31/2005                     17.12         0.34         0.58              0.92      (0.38)             (1.91)           15.75
12/31/2004                     15.55         0.36         1.33              1.69      (0.02)             (0.10)           17.12
12/31/2003                     13.14         0.32         2.51              2.83      (0.30)             (0.12)           15.55
12/31/2002                     14.00         0.42        (0.69)            (0.27)     (0.42)             (0.17)           13.14

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (f)

Class A
12/31/2006                       14.15 %     1,246,802            34 %          0.16 %       0.53 %       n/a %         n/a %
12/31/2005                        7.44       1,059,806            32            0.16         0.62         n/a           n/a
12/31/2004                       11.41       1,001,562            47            0.17         0.67         n/a           n/a
12/31/2003                       21.73         609,887             3            0.20         1.40         n/a           n/a
12/31/2002                      (12.40)        331,543            33            0.20         1.26         n/a           n/a


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (f)

Class A
12/31/2006                       10.39         314,249            35            0.19         1.44         n/a           n/a
12/31/2005                        4.99         157,719            11            0.18         3.13         n/a           n/a
10/04(A)-12/31/2004               5.40          19,873             0            0.18        11.25         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (f)

Class A
12/31/2006                       12.17       1,123,984            29            0.16         0.97         n/a           n/a
12/31/2005                        6.41         861,543            21            0.17         1.39         n/a           n/a
12/31/2004                        9.58         619,106            38            0.18         1.20         n/a           n/a
12/31/2003                       17.75         402,322             2            0.20         1.79         n/a           n/a
12/31/2002                      (8.48)         227,833            31            0.20         1.75         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL/SELECT BALANCED FUND

Class A
12/31/2006                       13.65         439,868            46 (g)        0.79         2.55         n/a           n/a
12/31/2005                        5.30         396,350            42 (g)        0.79         2.22         n/a           n/a
12/31/2004                       10.88         381,316           121            0.80         2.42         n/a           n/a
12/31/2003                       21.57         303,892            54            0.80         2.49        0.81           2.48
12/31/2002                       (1.93)        217,013            68            0.81         2.98        0.81           2.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(g) Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund is 142% and 64% in 2005 and 2006, respectively.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
12/31/2006                    $19.68       $ 0.07       $ 2.55           $ 2.62      $(0.07)               $ -          $ 22.23
12/31/2005                     19.41         0.08         0.29             0.37       (0.10)                 -            19.68
12/31/2004                     17.43         0.10         1.88             1.98           -                  -            19.41
12/31/2003                     14.06         0.13         3.24             3.37           -                  -            17.43
12/31/2002                     19.48         0.10        (5.38)           (5.28)      (0.14)                 -            14.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
12/31/2006                     20.63        (0.01)        0.96             0.95           -                  -            21.58
12/31/2005                     19.71        (0.05)        0.97             0.92           -                  -            20.63
12/31/2004                     17.65        (0.02)        2.08             2.06           -                  -            19.71
12/31/2003                     13.03        (0.04)        4.66             4.62           -                  -            17.65
12/31/2002                     18.55        (0.04)       (5.48)           (5.52)          -                  -            13.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                      1.00         0.04            -             0.04       (0.04)                 -              1.00
12/31/2005                      1.00         0.02            -             0.02       (0.02)                 -              1.00
12/31/2004                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2003                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2002                      1.00         0.01            -             0.01       (0.01)                 -              1.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
12/31/2006                     16.90         0.25         3.28             3.53       (0.31)             (0.70)           19.42
12/31/2005                     16.71         0.17         1.20             1.37       (0.20)             (0.98)           16.90
12/31/2004                     14.70         0.12         2.05             2.17       (0.06)             (0.10)           16.71
12/31/2003                     10.97         0.11         3.71             3.82       (0.03)             (0.06)           14.70
09/30(A)-12/31/2002            10.00         0.06         0.91             0.97           -                  -            10.97

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
12/31/2006                       13.31 %     $ 160,207         116 %           1.10 %       0.35 %       n/a %         n/a %
12/31/2005                        1.91         188,593         264             1.10         0.30         n/a           n/a
12/31/2004                       11.36         217,952         296             1.11         0.58        1.21           0.48
12/31/2003                       23.97         197,288         120             1.13         0.70        1.18           0.65
12/31/2002                      (27.12)        206,070          65             1.07         0.45        1.10           0.42

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
12/31/2006                        4.60         186,424         89              0.99        (0.07)        n/a           n/a
12/31/2005                        4.67         216,007         77              0.99        (0.18)        n/a           n/a
12/31/2004                       11.67         295,491         154             1.00        (0.09)       1.02         (0.11)
12/31/2003                       35.46         257,852         78              1.04        (0.28)       1.08         (0.32)
12/31/2002                      (29.76)        215,884         117             1.02        (0.18)       1.10         (0.26)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                        4.49         269,095         n/a             0.59         4.42         n/a           n/a
12/31/2005                        2.71         258,452         n/a             0.60         2.66         n/a           n/a
12/31/2004                        0.78         237,815         n/a             0.61         0.81         n/a           n/a
12/31/2003                        0.46         184,440         n/a             0.69         0.47         n/a           n/a
12/31/2002                        1.07         214,520         n/a             0.69         1.07         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
12/31/2006                       20.86         481,805         34              0.84         1.37          n/a          n/a
12/31/2005                        8.15         277,461         29              0.86         1.41          n/a          n/a
12/31/2004                       14.77         154,283         136             0.86         1.50         n/a           n/a
12/31/2003                       34.80          54,532         16              0.85         1.81        0.88           1.78
09/30(A)-12/31/2002               9.70          18,004         9               0.85         2.24        0.98           2.11

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
12/31/2006                    $19.44       $ 0.09       $ 2.57            $ 2.66      $ (0.09)            $ (0.17)        $ 21.84
12/31/2005                     18.36         0.04         1.08              1.12        (0.04)                 -            19.44
12/31/2004                     16.77         0.08         1.58              1.66        (0.07)                 -            18.36
12/31/2003                     12.85         0.02         3.90              3.92            -                  -            16.77
12/31/2002                     16.78         0.01        (3.92)            (3.91)       (0.02)                 -            12.85

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
12/31/2006                     29.64         0.05         1.96              2.01        (0.05)             (2.55)           29.05
12/31/2005                     27.87        (0.07)        4.01              3.94            -              (2.17)           29.64
12/31/2004                     24.89        (0.13)        4.61              4.48            -              (1.50)           27.87
12/31/2003                     18.05        (0.12)        7.08              6.96            -              (0.12)           24.89
12/31/2002                     23.12        (0.15)       (4.92)            (5.07)           -                  -            18.05

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
12/31/2006                     13.93         0.22         2.57              2.79        (0.13)             (0.97)           15.62
12/31/2005                     13.64         0.13         0.70              0.83        (0.11)             (0.43)           13.93
12/31/2004                     11.92         0.12         1.68              1.80        (0.08)                 -            13.64
12/31/2003                      9.22         0.06         2.70              2.76        (0.06)                 -            11.92
12/31/2002                     11.11         0.09        (1.96)            (1.87)           -              (0.02)            9.22

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class A
12/31/2006                      7.95         0.62         0.21              0.83        (0.56)                 -             8.22
12/31/2005                      8.51         0.62        (0.48)             0.14        (0.62)             (0.08)            7.95
12/31/2004                      8.03         0.17         0.49              0.66        (0.18)                 -             8.51
12/31/2003                      6.98         0.75         1.05              1.80        (0.75)                 -             8.03
12/31/2002                      7.42         0.87        (0.44)             0.43        (0.87)                 -             6.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
12/31/2006                        3.70 %     $ 750,771            46 %          0.90 %        0.46 %       n/a %           n/a %
12/31/2005                        6.09         732,553            41            0.91          0.24         n/a             n/a
12/31/2004                        9.89         606,885            37            0.92          0.51        0.93            0.50
12/31/2003                       30.54         474,046            36            0.92          0.14        0.95            0.11
12/31/2002                      (23.33)        316,367            46            0.92          0.06        0.94            0.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
12/31/2006                        6.76         625,869            37            1.02          0.16         n/a            n/a
12/31/2005                       14.10         623,382            30            1.02         (0.32)        n/a            n/a
12/31/2004                       18.03         541,739            34            1.02         (0.55)       1.04          (0.57)
12/31/2003                       38.60         379,541            43            1.03         (0.60)       1.04          (0.61)
12/31/2002                      (21.93)        248,327            42            1.03         (0.67)       1.04          (0.68)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
12/31/2006                       20.11         681,711            26            0.96          1.48         n/a             n/a
12/31/2005                        6.07         544,901            29            0.97          1.08         n/a             n/a
12/31/2004                       15.12         485,126            42            0.99          1.01        1.01            0.99
12/31/2003                       29.97         404,470            28            1.00          1.05        1.02            1.03
12/31/2002                      (16.84)        220,106            38            1.00          0.97        1.02            0.95

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class A
12/31/2006                       10.51         365,753            62            0.80          7.49         n/a             n/a
12/31/2005                        1.69         276,421            33            0.81          7.39         n/a             n/a
12/31/2004                        8.22         284,949           149            0.83          6.97         n/a             n/a
12/31/2003                       25.79          19,464            72            0.90          8.47         n/a             n/a
12/31/2002                        5.76          17,079            77            0.90          8.88         n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class A
12/31/2006                   $ 11.08       $ 0.54      $ (0.01)           $ 0.53    $ (0.01)                 $ -         $ 11.60
12/31/2005                     11.47         0.44        (0.14)             0.30      (0.48)               (0.21)          11.08
12/31/2004                     11.40         0.56         0.23              0.79      (0.53)               (0.19)          11.47
12/31/2003                     10.63         0.49         0.95              1.44      (0.52)               (0.15)          11.40
12/31/2002                     10.41         0.65         0.22              0.87      (0.65)                   -           10.63

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class A
12/31/2006                     11.07         0.46        (0.10)             0.36          -                    -           11.43
12/31/2005                     11.31         0.41        (0.14)             0.27      (0.41)               (0.10)          11.07
12/31/2004                     11.47         0.54        (0.10)             0.44      (0.53)               (0.07)          11.31
12/31/2003                     11.89         0.45        (0.31)             0.14      (0.42)               (0.14)          11.47
12/31/2002                     11.17         0.42         0.86              1.28      (0.42)               (0.14)          11.89

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class A
12/31/2006                        4.77 %     $ 460,890           113 %          0.92 %       4.81 %         n/a %         n/a %
12/31/2005                        2.62         338,943            97 (f)        0.93         4.44           n/a           n/a
12/31/2004                        6.91         236,706            74 (f)        0.94         4.63           n/a           n/a
12/31/2003                       13.53         197,923            61            0.95         5.03           n/a           n/a
12/31/2002                        8.38         125,881            83            0.95         6.22           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class A
12/31/2006                        3.25         235,088           114 (f)        0.79         4.16           n/a           n/a
12/31/2005                        2.45         214,590            39 (f)        0.79         3.76           n/a           n/a
12/31/2004                        3.85         197,863            65 (f)        0.79         3.92           n/a           n/a
12/31/2003                        1.18         257,274            44            0.78         3.26           n/a           n/a
12/31/2002                       11.47         304,265            36            0.78         4.26           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Western Strategic Bond Fund and JNL/Western U.S. Government & Quality Bond Fund for 2006 was 570% and 524%, for 2005 was 453% and 487%, and for 2004 was 423% and 643%,
respectively.

                                   PROSPECTUS

                                 APRIL 30, 2007

                                JNL SERIES TRUST

You can find more information about the Trust in:

          o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated April 30, 2007, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

                                       The Trust's SEC file number is: 811-8894

--------

(1) Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell 2000 Index.

(1) MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

                                   PROSPECTUS
                              CLASS A AND B SHARES
                                 April 30, 2007
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust").

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund

THE JNL/S&P MANAGED CONSERVATIVE FUND, THE JNL/S&P MANAGED MODERATE FUND, THE JNL/S&P MANAGED MODERATE GROWTH FUND, THE JNL/S&P MANAGED GROWTH FUND, AND THE JNL/S&P MANAGED AGGRESSIVE GROWTH FUND, ARE ALSO REFERRED TO IN THIS PROSPECTUS AS THE JNL/S&P FUNDS.

EACH FUND, EXCEPT THE JNL/S&P FUNDS, OFFERS TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company ("Jackson"). The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

                                ---------------

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST.....................................................................1

INCLUDES A DESCRIPTION  OF EACH FUND,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE;  PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST.........................................................................336

MANAGEMENT   OF   THE   FUNDS;   FUND   EXPENSES;   SUB-ADVISORY   ARRANGEMENTS;
ADMINISTRATIVE  FEE,  CLASSES OF SHARES;  DISTRIBUTION  PLAN;  THE  DISTRIBUTOR;
INVESTMENT  IN TRUST SHARES;  "MARKET  TIMING"  POLICY;  DISCLOSURE OF PORTFOLIO
SECURITIES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS...........................................................................347

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-25.47%     30.02%     9.99%     7.23%     7.86%
------      ------     ------    ------    ------
2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------- --------------------- ------------------- -------------------
                                          1 year               5 year          Life of Fund*
---------------------------------- --------------------- ------------------- -------------------
JNL/AIM Large Cap Growth Fund
(Class A)                                   7.86%                4.27%               6.00%
S&P 500 Index                              15.79%                6.19%               7.32%
Russell 1000 Growth Index                   9.15%                1.59%               3.42%
---------------------------------- --------------------- ------------------- -------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                           0.80%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                               0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                          0.00%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                        0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                    1.01%
------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                               $103
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                              $322
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                              $558
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                           $1,236
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc., was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts ("REITs") that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering ("IPO") market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

               DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

          o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

               The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o INVESTMENT IN IPOS. The Fund may participate in the IPO market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

36.38%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 14.27% (1st quarter of 2006) and its lowest quarterly return was 0.60% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------- -------------------- --------------------
                                                            1 year            Life of Fund*
----------------------------------------------------- -------------------- --------------------
JNL/AIM Real Estate Fund (Class A)                           36.38%               32.32%
MSCI US REIT Index                                           36.03%               30.43%
FTSE NAREIT Index                                            35.05%               29.95%
----------------------------------------------------- -------------------- --------------------

The MSCI US REIT Index and FTSE NAREIT Index are broad-based, unmanaged indices. The NAREIT universe includes as eligible securities all tax qualified REITS with common shares traded on NYSE, AMEX or NASDAQ National Market List. The companies in these companies must be valued at over $100 million, and meet minimum liquidity rules.
*The Fund began operations on May 2, 2005.

Effective December 31, 2006, the Fund replaced the MSCI REIT Index (the "Prior Index") with the FTSE NAREIT Index (the "New Index") as its benchmark. In June 2005, responsibility for maintaining the Prior Index was transitioned from Morgan Stanley to MSCI. Since the transition, information made publicly available by MSCI has been limited and generally includes the daily price change of the Prior Index. NAREIT recently hired FTSE to manage the New Index. Daily pricing and constituent securities information for the New Index are publicly available and allow managers for the Fund to conduct a detailed analysis of the New Index's total return and attribution.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                            0.82%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                                0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                           0.00%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                         0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                     1.03%
------------------------------------------------------------------------------- -------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                     CLASS A
---------------------------------------------------------------------------- -----------------------
---------------------------------------------------------------------------- -----------------------
1 Year                                                                               $105
---------------------------------------------------------------------------- -----------------------
---------------------------------------------------------------------------- -----------------------
3 Years                                                                              $328
---------------------------------------------------------------------------- -----------------------
---------------------------------------------------------------------------- -----------------------
5 Years                                                                              $569
---------------------------------------------------------------------------- -----------------------
---------------------------------------------------------------------------- -----------------------
10 Years                                                                           $1,259
---------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub-Sub-Adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St., N.E., Atlanta, Georgia 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2006, IINA and its affiliates managed approximately $203 billion in total assets. As of December 31, 2006, AMVESCAP managed approximately $463 billion in total assets.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1989.

     o Ping Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with AIM and/or its affiliates since 1998.

     o Paul Curbo, CFA, Portfolio Manager, has been responsible for the Fund since January 2007 and has been associated with AIM and/or its affiliates since 1998.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

A I M is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-27.32%     38.43%    6.86%     8.42%     14.49%
------      ------    ------    ------    ------
2002        2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------- ------------- ------------- -----------------
                                                      1 year        5 year      Life of Fund*
-------------------------------------------------- ------------- ------------- -----------------
JNL/AIM Small Cap Growth Fund (Class A)               14.49%         5.93%         8.81%
Russell 2000 Growth Index                             18.50%        11.45%         9.15%
-------------------------------------------------- ------------- ------------- -----------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee                                                           0.95%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Fee                                                                               0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                          0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Annual Fund Operating Expenses                                                    1.16%
-------------------------------------------------------------------------------- ------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                       CLASS A
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
1 Year                                                                                  $118
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
3 Years                                                                                 $368
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
5 Years                                                                                 $638
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
10 Years                                                                              $1,409
------------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Credit Suisse Global Natural Resources Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal conditions a minimum of 95% (or the majority of its assets) of its assets in worldwide companies active in the extraction, production, processing and trading of the following products: chemicals, building materials, metal and other raw materials, timber and paper products, containers and packaging as well as companies in the energy resources sector. Furthermore, the Fund may invest in companies which obtain the majority of their revenues by financing the above activities.

The Fund may invest up to 15% of its net assets, irrespective of currency and regardless of the issuer's country of origin, in convertible and warrant bonds, providing the associated rights confer entitlement to the subscription of shares in companies in which the Fund is permitted to invest under terms of its investment policy.

Furthermore, the Fund may invest in listed and equity-linked notes, providing the underlying equities relate to companies permitted under the terms of the Fund's investment policy. Investments in equity-linked notes, together with convertible and warrant bonds, may not exceed 15% of the net assets of the Fund.

No single holding of the Fund may be in excess of 10% of a company's total value. It is required that 70% of the Fund's assets are to be held in stocks that are included in the MSCI Index customized benchmark. The exposure to a stock, which is not included in the benchmark, may not be actively increased beyond 3% of the Fund's assets at the time of purchase. The Fund is not permitted to hold more than 4% of its assets in a single position that is not included in the benchmark. The Fund pursues a target of 2.0% excess return over the benchmark, with a range of active risk ("Tracking Error") of 3.0-6.0%.

Below are the sub-sector investment guidelines for the Fund and its MSCI Index customized benchmark:

MSCI Metals & Mining Index:   Benchmark Weighting = 50%    Fund Range = 35 - 65%
MSCI Oil & Gas Index:         Benchmark  Weighting  = 25%  Fund Range = 15 - 35%
MSCI Paper & Forest  Index:   Benchmark  Weighting = 15%   Fund Range = 10 - 20%
MSCI  Chemicals Index:        Benchmark Weighting = 10%    Fund Range = 5 - 15%

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- -----------------------
                                                                                     CLASS A
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                         0.85%
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                             0.20%
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                       0.01%
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                  1.06%
----------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                      CLASS A
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
1 Year                                                                                $108
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
3 Years                                                                               $337
----------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE position. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major country, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Global Natural Resources Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Group ("CSG"). CSG's office is located at Giesshubelstrasse 30, PO Box 800, Zurich, Switzerland, CH-8070.

In connection with Credit Suisse's service as Sub-Adviser to the Fund, Credit Suisse Asset Management Limited ("Credit Suisse Limited") will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by Credit Suisse from time to time. Credit Suisse Limited is compensated by Credit Suisse at no additional expense to the Trust. Credit Suisse Limited is located at One Cabot Square, London, UK E14 4QJ.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Jay Bhutani and Neil Gregson.

Neil Gregson, Managing Director, in 2006 became the Head of Global Emerging Market Equities and Chief Investment Officer for Equities in Emerging Europe, the Middle East and Africa. Mr. Gregson has been a manager of the Fund since its inception. Since 2000, Mr. Gregson has served as lead portfolio manager for the Credit Suisse Global Natural Resources Strategy. Prior to joining Credit Suisse in 1990, Mr. Gregson served as an Investment Analyst in Johannesburg. Previously, Mr. Gregson was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson earned a BSc (Hons.) in Mining Engineering from Nottingham University. Mr. Gregson is a member of the Association of Investment Management Research and was a member of its Council from 1997 to early 1999.

Vipin Ahuja, Director, who joined the team in 2007 as a global energy analyst and portfolio manager of the Fund. He joined Credit Suisse from HSBC where he was a Senior Global Oil & Gas Analyst and was consistently ranked top 5 in internal client rankings from April 2005 to April 2007. Prior to joining HSBC, he worked as a Senior Oil & Gas Analyst at Dresdner Kleinwort from February 1998 to March 2005, Deutsche Morgan Grenfell from 1992 to 1997, and DSP Merrill Lynch Ltd from 1992 to 1997. Prior to joining the securities industry in 1992, he worked as a chemical engineer at Gea Wiegand GmbH in New Delhi. He holds a BTech in Chemical Engineering from the Indian Institute of Technology (IIT) and an MBA from the Indian Institute of Management (IIM). Mr. Ahuja is a member of the Association of Investment Management Research and is a CFA Charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory and sub-sub advisory agreements is available in the Fund's Annual Report dated December 31, 2006.

JNL/CREDIT SUISSE LONG/SHORT FUND*

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/Credit  Suisse
Long/Short Fund is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's principal investment strategy is to employ a proprietary, quantitative multi-factor model to select an equity portfolio with long-run average total returns greater than the benchmark Standard & Poor's ("S&P") 500 Index and with investment risk similar to the S&P 500 Index. The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of
factors  in  the   multi-factor   stock  selection   model.  The  Fund's  active
quantitative equity management strategy allows the portfolio simultaneously invest in stocks and to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks. The strategy employed by this Fund is a natural expansion of enhanced indexing and long/short strategies, referred to as the US Equity - Short Extension strategy. This strategy offers the portfolio management team increased flexibility to express their views on certain equities while maintaining--to a large degree--the S&P 500 Index's risk factors, such as sector and industry exposures.

The Sub-Adviser employs symmetric long and short stock positions around a full market exposure to the S&P 500 Index. Long positions are typically held at 120% of the underlying stock portfolio, and the short constraint is relaxed to a degree allowing short positions of 20% of the underlying stock portfolio. The portfolio, including the net short positions, therefore maintains an expected beta of one to the S&P 500 Index while capturing better performance, in the long-run, than the S&P 500 Index.

With this 120/20 approach, the Sub-Adviser pursues a performance target range of 2.0-3.5% excess return over the S&P 500 Index with a volatility range of 2.0-4.0% over the S&P 500 Index. The Strategy thus strives to achieve an information ratio between 0.75-1.00.

The Sub-Adviser will predominantly invest in large-cap US equities, employing an investment-universe encompassing the constituents of the S&P 500 Index. In addition, the Sub-Adviser in general will maintain characteristics - risk factor exposures, sector and industry weights, etc. - similar to those of the S&P 500 Index.

INVESTMENT PROCESS
     The Sub-Adviser adheres to rigorous and disciplined portfolio construction and risk management. The strategy employs a transparent and innovative quantitative equity investment process, encompassing four steps: (1) formulation of investment views, (2) construction of expected returns, (3) portfolio optimization and implementation, (4) performance monitoring and attribution analysis.

     The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of factors in the Sub-Adviser's proprietary multi-factor stock selection model. The Portfolio Managers' also utilize their discretion in their selection of portfolio implementation parameters and implementation of short positions in the portfolio.

STEP 1: FORMULATING INVESTMENT VIEWS
     The Sub-Adviser utilizes five distinct factor groups - (Valuation, Profitability, Growth, Momentum, and Capital-Use & Balance Sheet Quality) to construct investment views and forecast stock returns. The selection of these factor groups was determined by the Sub-Adviser through rigorous quantitative research. Each one of the five factor groups is composed of a set of individual fundamental factors that broadly measure similar information. For example, the Valuation factor group includes measures such as price-to-earnings ratio and price-to-cash flow ratio, both of which relate information about the value (i.e. expensiveness or cheapness) of a company. The Profitability factor group includes ratios such as return on equity and return on invested capital, both of which describe a company's returns to capital, or profitability.

STEP 2: CONSTRUCTING THE EXPECTED RETURNS
     The second step of the investment process involves calculating the expected returns of individual stocks given the investment views. Expected returns are simultaneously calculated for each and every stock in the investment universe according to the following procedures: (a) scoring each stock on the basis of its attractiveness by each of the five factor groups; (b) applying a set of weights to the five scores from (a) based on each stock's unique characteristics; and (c) making a final adjustment to the expected return of each stock given the risks of each stock, i.e., integrating the risk and reward profiles of the companies by penalizing higher risk stocks and rewarding lower risk stocks. The set of expected returns constructed above reflects the Portfolio Managers' best estimate of the relative attractiveness of each stock in the investment universe.

STEP 3: PORTFOLIO CONSTRUCTION AND IMPLEMENTATION
     Portfolio construction and implementation is the third step of the investment process. The expected returns constructed above and the risk model are combined in an optimization software with client investment guidelines to derive the optimal portfolio. The portfolio optimization defines the Sub-Adviser's buys and sells. In general, the investment guideline or restrictions on the Short-Extension Strategy will be added as constraints in the portfolio optimization process to ensure the adherence to investment guideline. The portfolio optimization also ensures that risk characteristics of the portfolio, including sector, industry and risk index exposure, to be similar to those of benchmark and to be within that of the investment guideline.

     Portfolio implementation follows the portfolio construction. A defined trading strategy is selected and closely followed, with trade controls (post-trade analysis) and implementation based on the principles of best execution being paramount to the successful construction of the client portfolio.

STEP 4: PERFORMANCE MONITORING AND ATTRIBUTION ANALYSIS
     An extensive performance monitoring and attribution analysis process is the final step of the investment process. The performance of the five factor groups is monitored on a daily basis, as is the portfolio's exposure to those factor groups. Expected tracking error, market risk and company-specific risk components, client constraints, benchmark changes, corporate actions, and cash management are among the issues monitored and addressed on a daily basis by the portfolio management team. In addition, regular investment updates of the sources of risk of the Fund and refinements to the stock selection process are considered integral to the ongoing management of client assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o SHORT SALES RISK. The Fund may take positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop. Because they expose the Fund to risks associated with securities it does not own, short positions involve speculative exposure risk. As a result, if the Fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

          o SPECULATIVE EXPOSURE RISK. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------- ------------------
                                                                                       CLASS A
--------------------------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------- ------------------
Management/Administrative Fee                                                             1.00%
--------------------------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------- ------------------
12b-1 Fee                                                                                 0.20%
--------------------------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------- ------------------
Other Expenses*                                                                           0.50%
--------------------------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------- ------------------
Total Annual Fund Operating Expenses                                                      1.70%
--------------------------------------------------------------------------------- ------------------

* Other expenses are based on estimated amounts for the current fiscal year. The amount includes the estimated costs associated with the Fund's short sales on equity securities. The percentage shown represents estimates for the Fund's initial year of operations and assumes that the Fund maintains short equity positions of approximately 20% of its net assets. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Dividend expense on short sales is estimated to be 0.37% of the 0.50%. In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions, which is estimated to be 0.12% of the 0.50%. The Fund's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------- ------------------
EXPENSE EXAMPLE                                                                        CLASS A
--------------------------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------- ------------------
1 Year                                                                                  $173
--------------------------------------------------------------------------------- ------------------
--------------------------------------------------------------------------------- ------------------
3 Years                                                                                 $536
--------------------------------------------------------------------------------- ------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE position. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Long/Short Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Equity Fund Management Company ("CSEFMC"). CSEFMC's registered office is in Luxembourg, at 5 rue Jean Monnet.

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the Fund. The current group members are Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead portfolio managers of the Credit Suisse Quantitative Strategies Group. Each portfolio manager has served in such capacity since the Fund's inception.

Joseph Cherian, Managing Director, has been a member of the team since 2006. Since 2004, he has been the Global Head of the Quantitative Strategies Group. Prior to joining Credit Suisse, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of Finance at Boston University. Mr. Cherian holds a BS in Mechanical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (formerly, the Association for Investment Management Research
- AIMR).

William Weng, Director, has been a member of the team since 2006. Since 2004, he has been a Senior Quantitative Analyst in the Quantitative Strategies Group. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, a MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a member of the team since 2006. Since 2004, he has been a portfolio manager in the Quantitative Strategies Group, since 2004, where he focuses on U.S. equity investment products. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA with a concentration in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/EAGLE CORE EQUITY FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the portfolio managers believe have the potential for growth over the intermediate and long-term. The Fund may also invest in preferred stocks and convertible securities that the portfolio managers believe may permit the Fund to achieve its investment objective. The Fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers' strategy combines a "bottom up" research process with a relative-valuation discipline in purchasing stocks. In general, the Fund's portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the Fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the Fund's ability to achieve its investment objective may be affected adversely.

The Sub-Adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

32.35%     16.54%     23.55%     0.28%     -9.83%     -20.53%     24.54%     6.32%     3.37%     12.35%
------     ------     ------     ------    ------     ------      ------     ------    ------    ------
1997       1998       1999       2000      2001       2002        2003       2004      2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------- ------------------ ------------- --------------------
                                                  1 year           5 year          10 year*
-------------------------------------------- ------------------ ------------- --------------------
JNL/Eagle Core Equity Fund (Class A)                   12.35%          4.09%         7.72%
S&P 500 Index                                          15.79%          6.19%         9.07%
-------------------------------------------- ------------------ ------------- --------------------


The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                         0.73%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                              0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                         0.00%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                      0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                   0.94%
----------------------------------------------------------------------------- ---------------------

* The management/administrative fee reflects a reduction that was effective October 2, 2006.
** Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                  $96
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                                $300
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                                $520
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                             $1,155
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as Sub-Adviser, Eagle supervises and manages the investment portfolio of the Fund. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the Large Cap Core Fund. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years. Mr. Skeppstrom has primary responsibility for companies within the consumer staples, communications, financials and leisure sectors; (2) Mr. John Jordan III is a Vice President and portfolio co-manager since joining Eagle in April 2001. Prior to joining Eagle, Mr. Jordan served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Jordan covers companies within the capital goods/industrials, basic industry, consumer discretionary and communications/networking equipment sectors; (3) Mr. Craig Dauer is a Vice President and has co-portfolio management responsibilities since joining in April 2001. Prior to joining Eagle, Mr. Dauer served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Dauer is responsible for covering pharmaceuticals, medical devices, consumer staples and retailers; and (4) Mr. Robert Marshall is a Vice President since joining Eagle in September 2002. From 1995 to 2002, Mr. Marshall served as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Marshall covers cyclical growth companies, technology (enterprise hardware, semiconductors, computer services and software) and brokerages.

Each portfolio manager is responsible for actively researching companies within their individual areas of expertise and uses intensive fundamental analysis to develop proprietary earnings and valuation models for each company he follows. The team applies this relative-valuation approach consistently across the portfolio every day. Initial recommendations on a course of action are made by the portfolio co-manager responsible for each sector. Buy-and-sell decisions are made in consultation with the team. As managing director, Mr. Skeppstrom ultimately authorizes all co-managers' buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/EAGLE SMALLCAP EQUITY FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The Sub-Adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The Sub-Adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

27.64%    1.18%     19.27%     -13.25%     11.00%      -22.77%     39.97%      18.80%     2.52%     20.03%
------    ------    ------     ------      ------      ------      ------      ------     ------    ------
1997      1998      1999       2000        2001        2002        2003        2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------ ----------------- -------------- ----------------
                                                      1 year          5 year         10 year*
------------------------------------------------ ----------------- -------------- ----------------
JNL/Eagle SmallCap Equity Fund (Class A)              20.03%           9.57%          8.88%
Russell 2000 Growth Index                             13.41%           6.35%          7.58%
------------------------------------------------ ----------------- -------------- ----------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee*                                                           0.83%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Fee                                                                                0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                           0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Acquired Fund Fees and Expenses**                                                        0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Annual Fund Operating Expenses                                                     1.05%
-------------------------------------------------------------------------------- ------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- --------------------
----------------------------------------------------------------------------- --------------------
1 Year                                                                               $107
----------------------------------------------------------------------------- --------------------
----------------------------------------------------------------------------- --------------------
3 Years                                                                              $334
----------------------------------------------------------------------------- --------------------
----------------------------------------------------------------------------- --------------------
5 Years                                                                              $579
----------------------------------------------------------------------------- --------------------
----------------------------------------------------------------------------- --------------------
10 Years                                                                           $1,283
----------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, a Senior Vice President, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 as a Senior Vice President and has portfolio management responsibilities for its small cap equity accounts. He was appointed a Managing Director in June 1999. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund. As portfolio manager, Mr. Boksen dedicates the majority of his time to investment research and portfolio management and acts as a generalist, covering a variety of different issues. The research analysts and portfolio manager are responsible for performing in-depth fundamental research for the portfolio. Mr. Boksen relies upon a team of research analysts for in-depth company information. The research analysts are specialists, assigned to specific industries. Team members meet on a daily basis to discuss investment candidates, as well as securities in the portfolio. Mr. Boksen retains final authority for all buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI BALANCED FUND (FORMERLY JNL/FMR BALANCED FUND)*

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), manages the Fund to maintain a balance between stocks and bonds. When Pyramis 's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. Pyramis may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, Pyramis's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, Pyramis is not constrained by any particular investment style. In buying and selling securities for the Fund, Pyramis generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

Pyramis may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. Pyramis may invest the Fund's assets in investment-grade debt securities by investing in other funds. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o GROWTH RISK. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-4.49%      -6.57%     13.73%     9.42%     10.09%     10.79%
------      ------     ------     ------    ------     ------
2001        2002       2003       2004      2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------- ----------------- -------------- ----------------
                                                     1 year          5 year       Life of Fund*
----------------------------------------------- ----------------- -------------- ----------------
JNL/FI Balanced Fund (Class A)                        10.79%             7.23%          4.33%
S&P 500 Index                                         15.79%             6.19%          1.14%
Lehman Brothers Government/Corporate Bond
Index                                                  0.04%             4.38%          6.00%
Balanced Hybrid Composite**                           12.96%             7.75%          6.15%
----------------------------------------------- ----------------- -------------- ----------------

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.
* The Fund began operations on May 1, 2000.
** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                         0.75%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.02%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   0.97%
------------------------------------------------------------------------------ --------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                  $99
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                                $309
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                                $536
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                             $1,190
----------------------------------------------------------------------------- ---------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Balanced Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Larry Rakers is a Vice President and portfolio manager for Fidelity Investments. He manages Fidelity Balanced Fund, Fidelity Advisor Balanced Fund and VIP:
Balanced Portfolio. Mr. Rakers joined Fidelity as an equity research analyst in 1993. Mr. Rakers managed Fidelity Select Computers Portfolio and Fidelity Advisor Technology Portfolio from January 2000 and Fidelity Select Technology Portfolio from February 2000 until June 2001. He was named a Vice President in June 2001 when he started managing the Fidelity Convertible Securities Fund. He was also technology sector leader from January 2000 to June 2001. Mr. Rakers also managed Fidelity Convertible Securities Fund from June 2001 until February 2002, when he assumed management responsibility for Fidelity Balanced Fund. He began managing Fidelity Advisor Balanced Fund and VIP: Balanced Portfolio in June 2005. Before joining Fidelity, Mr. Rakers was a project engineer for Loral Corporation in Lexington, Massachusetts, from 1986 to 1993. Mr. Rakers received bachelor of science and master of science degrees in metallurgical engineering from the University of Illinois in 1985 and 1987 respectively. He also received an MBA from Northeastern University in 1993.

Brett Kozlowski is vice president and Co-Manager of the Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI MID-CAP EQUITY FUND (FORMERLY JNL/FMR MID-CAP EQUITY FUND)*

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Mid-Cap Equity Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), normally invests 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Fund, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets tis definition after purchase continue to be considered to have a medium market capitalization for the purposes of the 80% policy. The size of the companies in each index changes with the market conditions and the composition of the index. Although Pyramis focuses on investing the Fund's assets in securities issued by medium-sized companies, Pyramis may also make investments in securities issued by larger or smaller companies.

Pyramis normally invests a majority of the Fund's equity assets in medium-sized companies. Pyramis may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Pyramis is not constrained by any particular investment style. At any given time, Pyramis may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

15.01%     35.16%     124.19%     -34.74%     -40.19%     -29.21%     35.65%     18.00%     6.16%     12.06%
------     ------     ------      ------      ------      ------      ------     ------     ------    ------
1997       1998       1999        2000        2001        2002        2003       2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------- ------------------ ------------------ ----------------
                                                  1 year             5 year           10 year*
-------------------------------------------- ------------------ ------------------ ----------------
JNL/FI Mid-Cap Equity Fund (Class A)                12.06%              6.15%              6.24%
S&P MidCap 400 Index                                10.35%             10.89%             14.46%
-------------------------------------------- ------------------ ------------------ ----------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.80%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                       0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   1.02%
------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE                                                                      CLASS A
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
1 Year                                                                                 $104
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
3 Years                                                                                $325
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
5 Years                                                                                $563
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
10 Years                                                                             $1,248
----------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Mid-Cap Equity Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Global Growth Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

An equity security or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to shareholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Fund also invests in depository receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

In addition to the Fund's main investments, depending upon current market conditions, the Fund may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally to pay interest to the holder. Bonds, notes and debentures are examples of debt securities. In order to increase income to the Fund, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers.

The Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. No more than 5% of the Fund's total assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for this Fund, the Sub-Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Sub-Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ----------------------
                                                                                     CLASS A
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                         0.90%
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                             0.20%
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                       0.01%
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                  1.11%
----------------------------------------------------------------------------- ----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE                                                                      CLASS A
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
1 Year                                                                                 $113
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
3 Years                                                                                $353
----------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Global Growth Fund is Templeton Global Advisors Limited ("Global Advisors"), Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Murdo Murchison, CFA (EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Mr. Murchison has research responsibilities for the media industry as well as European banks. He joined Franklin Templeton Investments in 1993. Mr. Murchison earned a bachelor of law degree, with honors, from Edinburgh University, and went on to Glasgow University to obtain his diploma of legal practice. He is a Chartered Financial Analyst (CFA) Charterholder.

     o Jeffrey A. Everett, CFA (PRESIDENT AND DIRECTOR OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. He is responsible for all investment strategies and portfolio management activities for portfolios managed by Templeton's Global Equity investment professionals, who work from the eight global offices of the Templeton Global Equity Group. He joined Franklin Templeton Investments in 1989. Mr. Everett earned a B.S. in Finance from Pennsylvania State University and is a Chartered Financial Analyst (CFA) Charterholder.

     o Lisa F. Myers, CFA (VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Ms. Myers is the lead equity portfolio manager of Templeton Growth Fund. Ms. Myers also manages institutional separate accounts with international and global mandates. She is the coordinator of the global consumer team and has direct research responsibility for the global retail and textile and apparel industries. She joined Franklin Templeton Investments in 1996. Ms. Myers earned her B.A. from the University of Pennsylvania and her J.D. from Georgetown University, where she also taught legal research and writing. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and is a member of the CFA Institute.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON INCOME FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P(R)") and Moody's Investors Service ("Moody's") are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase.

The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by foreign or a domestic company.

The Fund's manager searches for securities it deems to be undervalued or out-of-favor securities and believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

     o    Management strength, experience and track record;
     o    Responsiveness to changes in interest rates and business conditions;
     o    Debt maturity schedules and borrowing requirements;
     o The company's changing financial condition and market recognition of the change; and
     o A security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations repurchase agreements, money market fund shares and other money market instruments. The Sub-Adviser also may invest these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

While the Fund does not concentrate in any one industry, it may make significant investments in the utilities, healthcare, and financial services sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER RATED SECURITIES. High-yield bonds, commonly referred to as "Junk Bonds", generally have more credit risk than higher-rated securities.

               Companies using high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

               The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

               High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when thy do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ----------------------
                                                                                     CLASS A
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                          0.90%
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                              0.20%
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
Other Expenses                                                                         0.00%
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                   1.10%
----------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                      CLASS A
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
1 Year                                                                                 $112
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
3 Years                                                                                $350
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
5 Years                                                                                $606
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
10 Years                                                                             $1,340
----------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Income Fund is Franklin Advisers, Inc. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Edward D. Perks, CFA (VICE PRESIDENT OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1992.

     o Charles B. Johnson (CHAIRMAN OF THE BOARD OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1957.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND*

INVESTMENT  OBJECTIVE.  The investment  objective of the JNL/Franklin  Templeton
Mutual  Shares  Fund  is  capital   appreciation,   which  may  occasionally  be
short-term, and secondarily, income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the Sub-Adviser expects to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The Fund invests predominately (80% or more) in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

The Fund intends to invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets. In addition, from time to time, the Fund may use forward foreign currency exchange contracts to hedge against currency risks when the Sub-Adviser believes it would be advantageous to the Fund to do so. The Fund also may invest up to 15% of its net assets in securities with a limited trading market.

The Fund invests primarily in securities that the Sub-Adviser believes are trading at a discount to their intrinsic value. To a lesser extent, the Fund also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Fund generally purchases securities for investment purposes, the Sub-Adviser also may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Fund may benefit.

When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company's securities relative to the Sub-Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser's own analysis of the security's intrinsic value rather than coupon rate or rating of the security.

The Sub-Adviser may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o STOCK INVESTING RISK. Although this may not be the case in foreign markets, in the U.S. stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

          o VALUE INVESTING RISK. Value securities may not increase in price as anticipated by the Sub-Adviser, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Adviser believes will increase a security's market value do not occur.

               The Funds' bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered "cheap" in the Sub-Adviser's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

          o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES RISK. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

          o FOREIGN SECURITIES RISK. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SHORT SALE INVESTING RISK. The Fund may engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or is otherwise undervalued, and sells short the security that the Sub-Adviser believes is either expensive relative to the price of the other security or is otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. However, the Fund may also engage in uncovered short sales unrelated to an arbitrage strategy.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER-RATED AND UNRATED DEBT SECURITIES RISK. Securities rated below investment grade, sometimes called "junk bonds" and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in nondefaulted bonds. Purchasers of participations in undebtedness, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ------------------------
                                                                                      CLASS A
----------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------- ------------------------
Management/Administrative Fee                                                         0.85%
----------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------- ------------------------
12b-1 Fee                                                                             0.20%
----------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------- ------------------------
Other Expenses*                                                                       0.01%
----------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------- ------------------------
Total Annual Fund Operating Expenses                                                  1.06%
----------------------------------------------------------------------------- ------------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                      CLASS A
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
1 Year                                                                                $108
----------------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------------- -----------------------
3 Years                                                                               $337
----------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. The Sub-Adviser may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in U.S. or non- U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Mutual Shares Fund is Franklin Mutual Advisers, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Together, Franklin Mutual and its affiliates manage over $552 billion in assets as of December 31, 2006.

The following individuals are jointly responsible for the day-to-day management of the Fund. The portfolio manager for the Fund has primary responsibility for the investments of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio managers provide research and advice on the purchases and sales of individual securities and portfolio risk assessment. Mr. Langerman and Mr. Segal are co-portfolio managers for the Fund and Ms. Turner is an assistant portfolio manager for the Fund.

     o Peter A. Langerman (PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He rejoined Franklin Templeton Investments, an affiliate of Franklin Mutual in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Mr. Langerman graduated magna cum laude from Yale University, earning his B.A. in Russian studies. He holds a Master's degree in Accounting from New York University Graduate School of Business and received his Juris Doctor from Stanford University Law School.
     o Deborah A. Turner, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. Ms. Turner has been an assistant portfolio manager since 2001. Prior to that she was an Analyst from 1996 to 2001. She joined Franklin Templeton Investments in 1996. From 1993 to 1996, Ms. Turner was employed at Heine Securities Corporation as an Analyst. Ms. Turner has more than 13 years of experience in the investment management industry. Ms. Turner earned her B.A. in Economics from Vassar College. She is a Chartered Financial Analyst (CFA) Charterholder.
     o F. David Segal, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He is an analyst for Franklin Mutual Advisers specializing in the autos and auto parts, paper and forest products and special situations. He joined Franklin Templeton Investments in 2002. Previously, Mr. Segal was an analyst in the Structured Finance Group of MetLife from 1999 to 2002. He has 13 years of experience in the financial services industry. Mr. Segal earned his B.A. from the University of Michigan, Ann Arbor and an M.B.A. from New York University's Stern School of Business. He is a Chartered Financial Analyst (CFA) Charterholder. Mr. Segal is a member of the New York Society of Security Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts that they manage and their ownership of Fund shares.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

          o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;

          o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or

          o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) under $3.5 billion at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

         o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

17.71%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.69% (1st quarter of 2006) and its lowest quarterly return was -3.06% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ----------------- -----------------
                                                                   1 year        Life of Fund*
------------------------------------------------------------- ----------------- -----------------
JNL/Franklin Templeton Small Cap Value Fund (Class A)              17.71%            16.94%
Russell 2500 Value Index                                           20.24%            20.38%
------------------------------------------------------------- ----------------- -----------------

The Russell 2500 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee                                                           0.95%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Fee                                                                               0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                          0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Acquired Fund Fees and Expenses*                                                        0.03%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Annual Fund Operating Expenses                                                    1.19%
-------------------------------------------------------------------------------- ------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                       CLASS A
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
1 Year                                                                                   $121
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
3 Years                                                                                  $378
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
5 Years                                                                                  $654
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
10 Years                                                                               $1,443
------------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By having significant investments in a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of the Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.
     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.
     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1988.
     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS CORE PLUS BOND FUND (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)*

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Core Plus Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (securities rated BB- or below by one nationally recognized statistical ratings organization or, if unrated, determined by the Sub-Adviser to be of comparable quality) (commonly referred to as "junk bonds"), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The
Fund does not currently intend to invest more than 75% of assets in non-investment grade securities. For purposes of this 75% constraint, the Fund will not deem a security to be non-investment grade if one NRSRO rates the security as investment grade.

The Sub-Adviser uses duration management as a fundamental part of the management for this Fund. Generally, the Sub-Adviser expects to track the duration of the Lehman Brothers Aggregate Bond Index (plus or minus 1.5 years) although the securities held may have short, intermediate, and long terms to maturity. The Fund's average duration will not likely exceed 6 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, Goldman Sachs Asset Management, L.P. ("GSAM(R)") replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

10.66%     2.46%     1.87%     7.28%     6.71%     8.38%     13.53%     6.91%     2.62%     4.77%
------     ------    ------    ------    ------    ------    ------     ------    ------    ------
1997       1998      1999      2000      2001      2002      2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- ------------ ---------- ---------------
                                                            1 year      5 year       10 year*
--------------------------------------------------------- ------------ ---------- ---------------
JNL/Goldman Sachs Core Plus Bond Fund (Class A)                 4.77%      7.17%       6.46%
Lehman Brothers Aggregate Bond Index                            4.33%      5.06%       6.20%
--------------------------------------------------------- ------------ ---------- ---------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee*                                                          0.70%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                               0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.00%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                    0.90%
------------------------------------------------------------------------------- -------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                    CLASS A
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
1 Year                                                                               $92
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
3 Years                                                                             $287
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
5 Years                                                                             $498
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
10 Years                                                                          $1,108
-------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund is GSAM, 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. and Global Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

     o James B. Clark (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994 after working as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to becoming co-head of the US Fixed Income Team, James headed the portfolio management group specializing in mortgage-backed and asset-backed securities.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/GOLDMAN SACHS MID CAP VALUE FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $849 million and $21.7 billion Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

15.73%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 6.06% (1st quarter of 2006) and its lowest quarterly return was -1.41% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- -------------------- --------------------
                                                                1 year            Life of Fund*
--------------------------------------------------------- -------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund (Class A)                  15.73%               18.00%
Russell Mid Cap Value Index                                     15.64%               21.19%
--------------------------------------------------------- -------------------- --------------------

The Russell Mid Cap Value Index is a broad-based, unmanaged index. *The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee                                                           0.84%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Fee                                                                               0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                          0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Acquired Fund Fees and Expenses*                                                        0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Annual Fund Operating Expenses                                                    1.06%
-------------------------------------------------------------------------------- ------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE                                                                        CLASS A
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
1 Year                                                                                   $108
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
3 Years                                                                                  $337
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
5 Years                                                                                  $585
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
10 Years                                                                               $1,294
------------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.
     o Dolores Bamford (MANAGING DIRECTOR) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.
     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.
     o Andrew Braun (MANAGING DIRECTOR) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.
     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.
     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.
     o Sean Gallagher (MANAGING DIRECTOR) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.
     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.
     o Edward Perkin, CFA (VICE PRESIDENT) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/GOLDMAN SACHS SHORT DURATION BOND FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Short Duration Bond Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus one year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio's average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, corporate debt securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

Corporate debt securities include, but are not limited to, Eurobonds and Yankees issued by Sovereigns, Supranationals and other foreign entities; and preferred stocks.

The Fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio's goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- ----------------------
                                                                                       CLASS A
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                            0.54%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                0.20%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                           0.00%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                     0.74%
------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE                                                                        CLASS A
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
1 Year                                                                                    $76
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
3 Years                                                                                  $237
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
5 Years                                                                                  $411
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
10 Years                                                                                 $918
------------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Short Duration Bond Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Jonathan A. Beinner (MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER - CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1990 and is responsible for overseeing over $270 billion in fixed income and money market assets - including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds. Mr. Beinner assumed managerial oversight for U.S. Fixed Income, High Yield, and Global Fixed Income and Currency in 2001. Mr. Beinner joined Asset Management in 1990 as a mortgage-backed specialist on the US Fixed Income team and since 1993 had worked directly with Sharmin. Mr. Beinner headed up the Mortgage team in 1994, and 3 years later became the Co-Head of US Fixed Income. Mr. Beinner became a Managing Director in 1997. Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.
     o Thomas Kenny (MANAGING DIRECTOR, CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1999 as Head of the Municipal Bond Portfolio Management team. He became co-head of the US and Global Fixed Income team in 2002.
     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.
     o James Cielinski (Managing Director, Head of Investment Grade Credit) joined GSAM in September 1998 as a Corporate Bond Portfolio Manager.
     o James P. McCarthy (MANAGING DIRECTOR, HEAD OF SHORT DURATION AND STRUCTURED STRATEGIES) is a senior fixed income portfolio manager and heads the short duration fixed income and structured portfolio strategies at GSAM. In this role, Mr. McCarthy is responsible for constructing and managing portfolios for central banks, balance sheet strategies, and financial institutions. Additionally, he works closely with clients in developing and implementing customized portfolio strategy solutions. Mr. McCarthy joined GSAM in 1995 as a specialist on the mortgage-backed securities team.
     o Robert Leggett (VICE PRESIDENT, PORTFOLIO SPECIALIST) is a fixed income specialist focusing on Short Duration and Structured product strategies. Mr. Legget joined GSAM in 2001 as a Client Service Manager responsible for servicing Corporate Institutional, Pension, and Central Bank clients. Prior to joining Goldman Sachs he was a Vice President in the Chase Consulting Group, a unit of the Chase Manhattan Bank, where his responsibilities included investment evaluation, performance measurement and portfolio analytics. Mr. Leggett received a B.S. from Villanova University and an M.B.A. from the University of Connecticut.
     o Thomas D. Teles (MANAGING DIRECTOR, HEAD OF MORTGAGE-BACKED SECURITIES) is a managing director on the Fixed Income Portfolio Management team and serves as head of the Mortgage & Asset-Backed Securities team. He is also a member of the Fixed Income Strategy Group (FISG), which oversees all Global Fixed Income and Currency portfolios. Mr. Teles joined Goldman Sachs in 1997 as an associate with FICC in New York, where he worked in the Research Department, and then as a mortgage trader. He joined Goldman Sachs Asset Management in 2000. Mr. Teles became managing director in 2003 and a partner in 2006. Prior to joining the firm, Mr. Teles worked as assistant investment officer at Travelers Insurance Group from 1994 to 1997. Mr. Teles earned a BA from the University of Maryland in 1992 and an MBA from the University of Chicago in 1994.
     o Mark Van Wyk (VICE PRESIDENT) joined GSAM in 1994 and specializes in U.S. government and financial derivatives.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the Sub-Adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The Sub-Adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Sub-Adviser uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The Sub-Adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The Sub-Adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Sub-Adviser may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

J.P. Morgan Investment Management, Inc. has been serving as the Sub-Adviser to this Fund since May 2, 2005. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

2.65%    14.43%    32.11%    -13.99%    -20.29%    -20.58%    28.53%    16.34%    10.69%    22.67%
------   ------    ------    ------     ------     ------     ------    ------    ------    ------
1997     1998      1999      2000       2001       2002       2003      2004      2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- -------------- ----------- -------------
                                                              1 year        5 year      10 year*
---------------------------------------------------------- -------------- ----------- -------------
JNL/JPMorgan International Equity Fund (Class A)              22.67%        10.01%       5.54%
Morgan Stanley Europe and Australasia, Far East Equity
(MSCI E.A.FE.) Index                                          26.42%        14.99%       7.43%
---------------------------------------------------------- -------------- ----------- -------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995. Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International, Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                        0.83%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                             0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                  1.04%
----------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                $106
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                               $331
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                               $574
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                            $1,271
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN INTERNATIONAL VALUE FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The Sub-Adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

38.02%     -15.45%     -20.33%     -26.59%     39.43%      22.54%     18.57%     31.98%
------     ------      ------      ------      ------      ------     ------     ------
1999       2000        2001        2002        2003        2004       2005       2006


In the period shown in the chart, the Fund's highest quarterly return was 20.40% (2nd quarter of 2003) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- ----------- ------------- ----------------
                                                          1 year       5 year      Life of Fund*
------------------------------------------------------- ----------- ------------- ----------------
JNL/JPMorgan International Value Fund (Class A)           31.98%       14.42%         6.89%
MSCI EAFE Value Index                                     31.30%       18.60%         9.59%
------------------------------------------------------- ----------- ------------- ----------------

MSCI EAFE Value Index is broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee*                                                          0.83%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                               0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.00%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses**                                                       0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                    1.04%
------------------------------------------------------------------------------- -------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE                                                                     CLASS A
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
1 Year                                                                              $106
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
3 Years                                                                             $331
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
5 Years                                                                             $574
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
10 Years                                                                          $1,271
---------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the Sub-Adviser ranks issuers within each industry group according to their relative value. The Sub-Adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO  MANAGEMENT.  The sub-adviser to the  JNL/JPMorgan
International Value Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Jeroen Huysinga, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Huysinga, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1997. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga obtained a B.A. in economics and international studies from the University of Warwick. Mr. Huysinga is an
Associate of the Institute of Investment Management and Research. Mr. Woort-Menker who is a senior portfolio manager on the Global Equity team and the lead manager of the team's Value strategies, has been employed by J.P. Morgan since 1987. Gerd Woort-Menker, managing director, is a senior portfolio manager on the Global Investment Team. Mr. Woort-Menker currently manages international and global equity portfolios; he has also managed the International Value strategy since its inception. Mr. Woort-Menker began his career at VARTA in Hanover, where he was a financial comptroller. Mr. Woort-Menker obtained a business accounting degree from Muenster University and earned an M.A. in economics from Freiburg University. He is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)*

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/JPMorgan  U.S.
Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/JPMorgan U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

          (i)  U.S. treasury obligations;

          (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

         (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

          (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

          (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

          (vi) repurchase agreements collateralized by any of the foregoing; and

          (vii) other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the Sub-Adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, J.P. Morgan Investment Management Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007reflects the results achieved by the prior Sub-Advisers.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

9.16%     9.40%     -2.50%     11.50%     6.92%     11.47%     1.18%     3.85%     2.45%     3.25%
------    ------    ------     ------     ------    ------     ------    ------    ------    ------
1997      1998      1999       2000       2001      2002       2003      2004      2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- ------------ -------------- ---------------
                                                          1 year        5 year         10 year*
------------------------------------------------------- ------------ -------------- ---------------
JNL/JPMorgan U.S. Government & Quality Bond Fund
(Class A)                                                 3.25%         4.36%           5.56%
Citigroup Treasury Index                                  3.13%         4.62%           5.91%
------------------------------------------------------- ------------ -------------- ---------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.58%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   0.79%
------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------ -----------------------
EXPENSE EXAMPLE                                                                 CLASS A
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
1 Year                                                                            $81
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
3 Years                                                                          $252
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
5 Years                                                                          $439
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
10 Years                                                                         $978
------------------------------------------------------------------------ -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/JPMorgan U.S. Government & Quality Bond Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, NY 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,103 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Michael Sais, Managing Director of J.P. Morgan. Mr. Sais is a Fixed Income Fund Manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMorgan Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Sais joined the firm in 1994 as a senior fixed income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. Prior to this, he served as senior investment portfolio manager of Valley National Bank of Phoenix, where he was responsible for the management of the bank's $2.2 billion investment portfolio. Mr. Sais began his career with Citibank in San Juan, Puerto Rico, as an asset/liability manager and eurodollar trader. He obtained a B.S. and an M.B.A, both in finance, from Indiana University. Mr. Sais is also a CFA charterholder and member of The CFA Institute as well as the CFA Society of Columbus.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/LAZARD EMERGING MARKETS FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index. The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The allocation of the Fund's assets among emerging market countries may shift from time to time based on the Sub-Adviser's judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o EMERGING MARKETS RISK. The Fund will invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ ----------------------
                                                                                      CLASS A
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                          1.15%
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
12b-1 Fee                                                                              0.20%
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                         0.00%
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
Acquired Fund Fees and Expenses*                                                       0.02%
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
Total Annual Fund Operating Expenses                                                   1.37%
------------------------------------------------------------------------------ ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                       CLASS A
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
1 Year                                                                                $139
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
3 Years                                                                               $434
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
5 Years                                                                               $750
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
10 Years                                                                            $1,646
------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.

DERIVATIVES. Derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Fund's performance. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Emerging Markets Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by John R. Reinsberg and James M. Donald. Mr. Reinsberg has been with Lazard since 1992 and has been associated with the Emerging Markets Equity strategy since its inception and is a Deputy Chairman of Lazard. Mr. Donald has been with Lazard since 1996 and is a Managing Director of Lazard.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the Sub-Adviser believes are undervalued. The Fund invests in 50-70 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index at the time of purchase. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

4.77%    25.37%     13.24%     -14.08%     28.89%     24.72%     8.81%     14.56%
------   ------     ------     ------      ------     ------     ------    ------
1999     2000       2001       2002        2003       2004       2005      2006


In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -16.09% (3rd quarter of 2002).

CLASS B

                                [OBJECT OMITTED]

8.99%     14.77%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.99% (4th quarter of 2004) and its lowest quarterly return was -1.29% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------- -------------- ------------ --------------------
                                                        1 year        5 year        Life of Fund*
---------------------------------------------------- -------------- ------------ --------------------
JNL/Lazard Mid Cap Value Fund (Class A)                 14.56%        11.46%          10.23%
Russell MidCap(R) Index                                 15.64%        11.17%           8.65%
---------------------------------------------------- -------------- ------------ --------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------ ------------------ ------------------
                                                                  1 year         Life of Class*
------------------------------------------------------------ ------------------ ------------------
JNL/Lazard Mid Cap Value Fund (Class B)                            14.77%             14.04%
Russell MidCap(R) Index                                            15.64%             13.84%
------------------------------------------------------------ ------------------ ------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- ----------------------
                                                                                       CLASS A
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                           0.82%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                               0.20%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                        0.01%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                    1.04%
------------------------------------------------------------------------------- ----------------------

------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- ----------------------
                                                                                       CLASS B
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                           0.82%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                               0.00%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                        0.01%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                    0.84%
------------------------------------------------------------------------------- ----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                  CLASS A
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
1 Year                                                                             $106
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
3 Years                                                                            $331
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
5 Years                                                                            $574
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
10 Years                                                                         $1,271
------------------------------------------------------------------------ -------------------------

------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                  CLASS B
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
1 Year                                                                              $86
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
3 Years                                                                            $268
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
5 Years                                                                            $466
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
10 Years                                                                         $1,037
------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser, Andrew Lacey and Robert A. Failla. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively. Mr. Failla is Senior Vice President and portfolio manager and has been with Lazard since 2003. Prior to joining the Firm, Robert was associated with AllianceBernstein.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD SMALL CAP VALUE FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the Sub-Adviser believes are undervalued. The Fund holds between 75 - 150 securities with a market capitalization range of $200 million to $2.5 billion at the time of purchase. The Fund's returns are compared to the Russell 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

1.96%     16.60%     17.34%     -17.22%     38.83%     15.38%     4.65%     16.80%
------    ------     ------     ------      ------     ------     ------    ------
1999      2000       2001       2002        2003       2004       2005      2006


In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -18.94% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- -------------- ------------ -----------------
                                                           1 year        5 year      Life of Fund*
------------------------------------------------------- -------------- ------------ -----------------
JNL/Lazard Small Cap Value Fund (Class A)                  16.80%         10.13%        7.96%
Russell 2000 Index                                         18.50%         11.45%        7.50%
------------------------------------------------------- -------------- ------------ -----------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.85%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                             0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                      0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                  1.07%
----------------------------------------------------------------------------- ---------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                $109
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                               $340
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                               $590
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                            $1,306
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the S&P 500 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 500 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

27.79%     10.06%     4.37%     15.08%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was -2.25% (1st quarter of 2005).

CLASS B

                                [OBJECT OMITTED]

4.63%     15.29%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 9.10% (4th quarter of 2004) and its lowest quarterly return was -2.24% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------- ----------- -----------------
                                                                         1 year     Life of Fund*
---------------------------------------------------------------------- ----------- -----------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class A)               15.08%         5.69%
S&P 500 Index                                                            15.79%         6.25%
---------------------------------------------------------------------- ----------- -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on January 15, 2002.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------- ------------ ----------------
                                                                        1 year     Life of Class*
--------------------------------------------------------------------- ------------ ----------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class B)              15.29%         9.39%
S&P 500 Index                                                           15.79%         9.45%
--------------------------------------------------------------------- ------------ ----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.39%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                             0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                      0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                  0.61%
----------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS B
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.39%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                             0.00%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                      0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                  0.41%
----------------------------------------------------------------------------- ---------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                   CLASS A
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
1 Year                                                                              $62
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
3 Years                                                                            $195
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
5 Years                                                                            $340
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
10 Years                                                                           $762
------------------------------------------------------------------------- ------------------------

------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                   CLASS B
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
1 Year                                                                              $42
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
3 Years                                                                            $132
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
5 Years                                                                            $230
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
10 Years                                                                           $518
------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 400 Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 400 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals,  and  reinvestment  of income.  The  replicated  portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the S&P 400 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 400 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

34.55%     15.79%     11.98%     9.69%
------     ------     ------     ------
2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -3.27% (2nd quarter of 2006).

CLASS B

                                [OBJECT OMITTED]

12.14%     9.91%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.08% (4th quarter of 2004) and its lowest quarterly return was -3.20% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------ ----------- -------------------
                                                                     1 year      Life of Fund*
------------------------------------------------------------------ ----------- -------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)    9.69%          10.57%
S&P 400 MidCap Index                                                 10.35%         11.18%
------------------------------------------------------------------ ----------- -------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- --------------- -------------------
                                                                  1 year        Life of Class*
------------------------------------------------------------- --------------- -------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
(Class B)                                                          9.91%          11.22%
S&P 400 MidCap Index                                              10.35%          11.20%
------------------------------------------------------------- --------------- -------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------- -----------------
                                                                                      CLASS A
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Management/Administrative Fee                                                            0.39%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
12b-1 Fee                                                                                0.20%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Other Expenses                                                                           0.02%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Acquired Fund Fees and Expenses*                                                         0.01%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Total Annual Fund Operating Expenses                                                     0.62%
--------------------------------------------------------------------------------- -----------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------- -----------------
                                                                                      CLASS B
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Management/Administrative Fee                                                            0.39%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
12b-1 Fee                                                                                0.00%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Other Expenses                                                                           0.02%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Acquired Fund Fees and Expenses*                                                         0.01%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Total Annual Fund Operating Expenses                                                     0.42%
--------------------------------------------------------------------------------- -----------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                   CLASS A
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
1 Year                                                                              $63
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
3 Years                                                                            $199
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
5 Years                                                                            $346
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
10 Years                                                                           $774
------------------------------------------------------------------------- ------------------------

------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                   CLASS B
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
1 Year                                                                              $43
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
3 Years                                                                            $135
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
5 Years                                                                            $235
------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------- ------------------------
10 Years                                                                           $530
------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San
Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president,in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/Mellon  Capital
Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index(1). The capitalization range for the Russell 2000 Index is currently approximately $25 million at the bottom of the range and $4.8 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and Russell 2000 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Russell 2000 Index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

45.88%     17.42%     4.22%     17.49%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 22.99% (2nd quarter of 2003) and its lowest quarterly return was -5.42% (2nd quarter of 2006).

CLASS B
                                [OBJECT OMITTED]

4.38%     17.66%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 13.93% (1st quarter of 2006) and its lowest quarterly return was -5.38% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- ------------------- -------------------
                                                                 1 year          Life of Fund*
---------------------------------------------------------- ------------------- -------------------
JNL/Mellon Capital Management Small Cap Index Fund
(Class A)                                                          17.49%            11.05%
Russell 2000 Index                                                 18.50%            11.69%
---------------------------------------------------------- ------------------- -------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------ ------------------- ------------------
                                                                   1 year         Life of Class*
------------------------------------------------------------ ------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class
B)                                                                 17.66%              11.44%
Russell 2000 Index                                                 18.50%              11.53%
------------------------------------------------------------ ------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                           0.39%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                               0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                        0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                    0.61%
------------------------------------------------------------------------------- -------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS B
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                           0.39%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                               0.00%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses*                                                                         0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                        0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                    0.41%
------------------------------------------------------------------------------- -------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

----------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                 CLASS A
----------------------------------------------------------------------- -------------------------
----------------------------------------------------------------------- -------------------------
1 Year                                                                             $62
----------------------------------------------------------------------- -------------------------
----------------------------------------------------------------------- -------------------------
3 Years                                                                           $195
----------------------------------------------------------------------- -------------------------
----------------------------------------------------------------------- -------------------------
5 Years                                                                           $340
----------------------------------------------------------------------- -------------------------
----------------------------------------------------------------------- -------------------------
10 Years                                                                          $762
----------------------------------------------------------------------- -------------------------

----------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                 CLASS B
----------------------------------------------------------------------- -------------------------
----------------------------------------------------------------------- -------------------------
1 Year                                                                             $42
----------------------------------------------------------------------- -------------------------
----------------------------------------------------------------------- -------------------------
3 Years                                                                           $132
----------------------------------------------------------------------- -------------------------
----------------------------------------------------------------------- -------------------------
5 Years                                                                           $230
----------------------------------------------------------------------- -------------------------
----------------------------------------------------------------------- -------------------------
10 Years                                                                          $518
----------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) (1)Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and MSCI EAFE Free Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

37.31%    19.49%    13.31%    25.58%
------    ------    ------    ------
2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was -1.03% (1st quarter of 2005).

CLASS B
                                [OBJECT OMITTED]

13.46%     25.93%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.19% (4th quarter of 2004) and its lowest quarterly return was -1.03% (2nd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------ ----------------- -------------------
                                                                  1 year         Life of Fund*
------------------------------------------------------------ ----------------- -------------------
JNL/Mellon Capital Management International Index Fund
(Class A)                                                         25.58%           15.18%
MSCI E.A.FE. Index                                                26.42%           15.84%
------------------------------------------------------------ ----------------- -------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began  operations on January 15, 2002.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------- ------------------ ------------------
                                                                 1 year         Life of Class*
----------------------------------------------------------- ------------------ ------------------
JNL/Mellon Capital Management International Index Fund
(Class B)                                                         25.93%             19.15%
MSCI E.A.FE. Index                                                26.42%             19.03%
----------------------------------------------------------- ------------------ ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.45%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                             0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                      0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                  0.67%
----------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS B
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.45%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                             0.00%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                       0.02%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                      0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                  0.48%
----------------------------------------------------------------------------- ---------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE                                                                   CLASS A
-------------------------------------------------------------------------- ----------------------
-------------------------------------------------------------------------- ----------------------
1 Year                                                                             $68
-------------------------------------------------------------------------- ----------------------
-------------------------------------------------------------------------- ----------------------
3 Years                                                                           $214
-------------------------------------------------------------------------- ----------------------
-------------------------------------------------------------------------- ----------------------
5 Years                                                                           $373
-------------------------------------------------------------------------- ----------------------
-------------------------------------------------------------------------- ----------------------
10 Years                                                                          $835
-------------------------------------------------------------------------- ----------------------

-------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE                                                                   CLASS B
-------------------------------------------------------------------------- ----------------------
-------------------------------------------------------------------------- ----------------------
1 Year                                                                             $49
-------------------------------------------------------------------------- ----------------------
-------------------------------------------------------------------------- ----------------------
3 Years                                                                           $154
-------------------------------------------------------------------------- ----------------------
-------------------------------------------------------------------------- ----------------------
5 Years                                                                           $269
-------------------------------------------------------------------------- ----------------------
-------------------------------------------------------------------------- ----------------------
10 Years                                                                          $604
-------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The
companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the MSCI EAFE Free Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund  invests  under  normal  circumstances  at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Lehman Brothers Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

The Fund can invest in a number of different kinds of "derivative" instruments to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities, to be announced (TBAs) and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

               The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the Sub-Adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

2.87%     3.74%     1.85%     3.64%
------    ------    ------    ------
2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.67% (3rd quarter of 2006) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

CLASS B

                                [OBJECT OMITTED]

2.04%     3.85%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.68% (3rd quarter of 2006) and its lowest quarterly return was -0.82% (3rd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------ ----------------------- -------------------
                                                               1 year            Life of Fund*
------------------------------------------------------ ----------------------- -------------------
JNL/Mellon Capital Management Bond Index Fund (Class A)        3.64%                 4.14%
Lehman Brothers Aggregate Bond Index                           4.33%                 5.09%
------------------------------------------------------ ----------------------- -------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ----------------- ------------------
                                                                   1 year        Life of Class*
------------------------------------------------------------- ----------------- ------------------
JNL/Mellon Capital Management Bond Index Fund (Class B)            3.85%               2.46%
Lehman Brothers Aggregate Bond Index                               4.33%               3.28%
------------------------------------------------------------- ----------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                           0.40%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                               0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                    0.61%
------------------------------------------------------------------------------- -------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS B
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                           0.40%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                               0.00%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                    0.41%
------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                  $62
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $195
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $340
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                               $762
------------------------------------------------------------------------------ --------------------

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS B
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                  $42
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $132
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $230
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                               $518
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by two of the following: Moody's Investors Service or Standard & Poor's or Fitch (if at least 2 ratings are available, or by one if only one rating is available); (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's Sub-Adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan has been a Managing Director of Mellon Capital Management Corporation since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990.

Lowell Bennett has been a Director of Mellon Capital Management Corporation since 2000. Mr. Bennett joined Mellon Capital in 1997 as a Vice President and fixed income strategist. He is responsible for the development and implementation of fixed income strategies of the company. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his M.B.A. degree from Stanford University in 1987. Mr. Bennett has 19 years of finance and investment experience.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Within each sector, the Fund overweights stocks that the Sub-Adviser regards as attractive and underweights or does not hold stocks that the Sub-Adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing theFund, the Sub-Adviser generally employs a three-step process:

          (i) Based on quantitative research, the Sub-Adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

          (ii) The research findings allow the Sub-Adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

         (iii) The Sub-Adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-11.38%     -11.78%     -24.94%     29.09%     11.27%     4.24%     16.84%
------      ------      ------      ------     ------     ------    ------
2000        2001        2002        2003       2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------- ------------- -------------- -----------------
                                                      1 year        5 year       Life of Fund*
-------------------------------------------------- ------------- -------------- -----------------
JNL/Mellon Capital Management Enhanced S&P 500
Stock Index Fund (Class A)                                 16.84%       5.59%          1.22%
S&P 500 Index                                              15.79%       6.19%          2.37%
-------------------------------------------------- ------------- -------------- -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 16, 1999.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------- -----------------------
                                                                                   CLASS A
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                        0.59%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                            0.20%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Other Expenses                                                                       0.01%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                     0.01%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                 0.81%
--------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                     CLASS A
--------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------- ------------------------
1 Year                                                                                $83
--------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------- ------------------------
3 Years                                                                              $259
--------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------- ------------------------
5 Years                                                                              $450
--------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------- ------------------------
10 Years                                                                           $1,002
--------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the Sub-Adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group at the Sub-Adviser. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA, has been a Managing Director, Enhanced Equity Strategies at Mellon Capital since January 2006. He joined Mellon Capital in 1995 as a research associate. Throughout the years he has held various positions in the Equity Portfolio Management group among which were: Vice President from 2000 to 2002 and Director from 2002 to 2003. In 2003 he was promoted to Director of Enhanced Equity Strategies. Currently he heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the enhanced equity portfolio management process. Prior to joining Mellon Capital, he was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has 11 years of investment experience. Mr. Chiang received an M.B.A. from University of California at Berkeley in 2005.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/OPPENHEIMER GLOBAL GROWTH FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notational value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market
               (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

-22.33%     40.56%     17.93%     13.74%     16.96%
------      ------     ------     ------     ------
2002        2003       2004       2005       2006

In the period shown in the chart, the Fund's highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------- ---------- ----------- -----------------
                                                          1 year      5 year     Life of Fund*
-------------------------------------------------------- ---------- ----------- -----------------
JNL/Oppenheimer Global Growth Fund (Class A)              16.96%      11.35%         8.49%
Morgan Stanley Capital International World Index          20.76%      10.60%         4.79%
-------------------------------------------------------- ---------- ----------- -----------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.85%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   1.06%
------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                  CLASS A
------------------------------------------------------------------------- -----------------------
------------------------------------------------------------------------- -----------------------
1 Year                                                                            $108
------------------------------------------------------------------------- -----------------------
------------------------------------------------------------------------- -----------------------
3 Years                                                                           $337
------------------------------------------------------------------------- -----------------------
------------------------------------------------------------------------- -----------------------
5 Years                                                                           $585
------------------------------------------------------------------------- -----------------------
------------------------------------------------------------------------- -----------------------
10 Years                                                                        $1,294
------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide;
o    Companies that stand to benefit from global growth trends;
o Businesses with strong competitive positions and high demand for their products or services; and/or
o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective October 1, 2005, the portfolio manager of the Fund is Rajeev Bhaman, Senior Vice President. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman had been co-manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PIMCO REAL RETURN FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its investment objective by investing under normal circumstances in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities ("TIPS") which are issued by the U.S. government. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of December 31, 2006 was 6.43 years. For these purposes, in calculating the Fund's average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund is non-diversified, which means it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may invest all of its assets in derivative instruments, such as futures, options, forward contracts or swap agreements, or in mortgage or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used by this Fund include:

o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
o    Corporate  debt  securities  of  U.S.  and  non-U.S.   issuers,   including
     convertible securities and corporate commercial paper;
o    Mortgage-backed and other asset-backed securities;
o    Inflation-indexed bonds issued both by governments and corporations;
o    Structured   notes,   including   hybrid  or  "indexed"   securities,   and
     event-linked bonds:
o    Loan participations and assignments;
o    Delayed funding loans and revolving credit facilities;
o    Bank certificates of deposit, fixed time deposits and bankers' acceptances;
o    Repurchase agreements and reverse repurchase agreements;
o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------ -----------------------
                                                                                CLASS A
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
Management/Administrative Fee                                                    0.60%
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
12b-1 Service Fee                                                                0.20%
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
Other Expenses*                                                                  0.01%
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
Total Fund Annual Operating Expenses                                             0.81%
------------------------------------------------------------------------ -----------------------

* Other expenses are based estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------ -----------------------
EXPENSE EXAMPLE                                                                 CLASS A
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
1 Year                                                                            $83
------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------ -----------------------
3 Years                                                                          $259
------------------------------------------------------------------------ -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Real Return Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

John B. Brynjolfsson, CFA, managing director, portfolio manager is primarily responsible for the day-to-day management of the Fund. Mr. Brynjolfsson joined PIMCO in 1989. He over 20 years of investment experience and is co-author of INFLATION-PROTECTION BONDS and co-editor of THE HANDBOOK OF INFLATION-INDEXED BONDS. Mr. Brynjolfsson has a bachelor's degree from Columbia College and an MBA from the MIT Sloan School of Management.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Sub-Adviser's forecast for interest rates.

The Fund may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o    Structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds;
     o    Loan participations;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

-0.26%     11.75%     9.52%     8.85%     4.78%     4.45%     2.40%     3.38%
------     ------     ------    ------    ------    ------    ------    ------
1999       2000       2001      2002      2003      2004      2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

CLASS B
                                [OBJECT OMITTED]

2.52%     3.57%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.55% (3rd quarter of 2006) and its lowest quarterly return was -0.56% (3rd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------- ----------- -------------- ----------------
                                                        1 year       5 year       Life of Fund*
----------------------------------------------------- ----------- -------------- ----------------
JNL/PIMCO Total Return Bond Fund (Class A)               3.38%        4.74%           5.66%
Lehman Brothers Aggregate Bond Index                     4.33%        5.06%           5.69%
----------------------------------------------------- ----------- -------------- ----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ----------------- ----------------
                                                                    1 year       Life of Class*
-------------------------------------------------------------- ----------------- ----------------
JNL/PIMCO Total Return Bond Fund (Class B)                          3.57%             2.98%
Lehman Brothers Aggregate Bond Index                                4.33%             3.28%
-------------------------------------------------------------- ----------------- ----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.60%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                     0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                  0.81%
----------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS B
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.60%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                     0.00%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.00%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                  0.60%
----------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                  $83
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                                $259
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                                $450
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                             $1,002
----------------------------------------------------------------------------- ---------------------

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS B
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                 $61
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                               $192
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                               $335
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                              $750
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PPM AMERICA HIGH YIELD BOND FUND (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/PPM America High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. For purpose of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, including credit default swaps. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum.

In light of the risks associated with such securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. With respect to derivative instruments, the Sub-Adviser also takes into consideration the credit-worthiness of the counterparty to the transaction. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The Sub-Adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the Sub-Adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the Sub-Adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the Sub-Adviser looks for those companies that the Sub-Adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

               To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of April 30, 2007, PPM America, Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund was combined with JNL/PPM America High Yield Bond Fund, with the JNL/Salomon Brothers High Yield Fund as the surviving Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-1.76%     -4.67%     5.33%     5.76%     25.79%     8.22%     1.69%     10.51%
------     ------     ------    ------    ------     ------    ------    ------
1999       2000       2001      2002      2003       2004      2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B
                                [OBJECT OMITTED]

10.72%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 4.30% (4th quarter of 2006) and its lowest quarterly return was -1.96% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ------------ ------------ -----------------
                                                                 1 year       5 year      Life of Fund*
-------------------------------------------------------------- ------------ ------------ -----------------
JNL/PPM America High Yield Bond Fund (Class A)                   10.51%       10.09%          5.59%
Citigroup High Yield Index                                       11.88%       10.23%          5.88%
Merrill Lynch High Yield Master II Index                         11.77%        9.86%          5.77%
Merrill Lynch High Yield Master II Constrained Index             10.76%        9.94%          5.80%
-------------------------------------------------------------- ------------ ------------ -----------------

The Citigroup High Yield Index is a broad-based, unmanaged index.

The Merrill Lynch High Yield Master II Index is a broad-based, unmanaged index of fixed rate, non-investment-grade debt securities which are U.S. dollar denominated, nonconvertible, having at least one year remaining to maturity and an outstanding par amount of at least $100 million. The Merrill Lynch High Yield Master II Constrained Index is a subset of the Merrill Lynch High Yield Master II Index, and bonds are capitalization weighted and total allocations per issuer are capped at 2%.

* The Fund began operations on March 2, 1998.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------- ------------------ --------------------
                                                                      1 year          Life of Class*
---------------------------------------------------------------- ------------------ --------------------
JNL/PPM America High Yield Bond Fund (Class B)                         10.72%              6.80%
Citigroup High Yield Index                                             11.88%              8.06%
Merrill Lynch High Yield Master II Index                               11.77%              8.29%
Merrill Lynch High Yield Master II Constrained Index                   10.76%              7.95%
---------------------------------------------------------------- ------------------ --------------------

The Citigroup High Yield Index is a broad-based, unmanaged index.

The Merrill Lynch High Yield Master II Index is a broad-based, unmanaged index of fixed rate, non-investment-grade debt securities which are U.S. dollar denominated, nonconvertible, having at least one year remaining to maturity and an outstanding par amount of at least $100 million. The Merrill Lynch High Yield Master II Constrained Index is a subset of the Merrill Lynch High Yield Master II Index, and bonds are capitalization weighted and total allocations per issuer are capped at 2%.

* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                         0.57%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   0.78%
------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS B
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                         0.57%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.00%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.00%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   0.57%
------------------------------------------------------------------------------ --------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                  $80
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $249
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $433
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                               $966
------------------------------------------------------------------------------ --------------------

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS B
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                  $58
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $183
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $318
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                               $714
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The Sub-Adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America High Yield Bond Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A team of investment professionals at PPM, led by Anthony Balestrieri, Senior Managing Director and JoAnne M. Bianco, Senior Managing Director, manage the assets of the Fund. The team reviews portfolio holdings, discusses purchase and sale activity, and adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Fixed Income Group currently manages approximately $43 billion in assets, including approximately $6.9 in high yield bond assets for various institutional clients based in the U.S. and abroad.

Anthony Balestrieri is a Senior Managing Director and Portfolio Manager of PPM, and is responsible for managing over $11.6 billion in public investment grade, high yield, securitized and other fixed income investments. Mr. Balestrieri has over seventeen years of investment industry experience. From May, 1998 until to joining PPM in June, 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May, 1998, Mr. Balestriere was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

JoAnne M. Bianco is a Senior Managing Director and Portfolio Manager, and is responsible for managing over $6.5 billion in high yield assets across insurance, pooled investments and institutional portfolios. Ms. Bianco has over 22 years of investment experience, and joined PPM in January, 1991. Prior to joining PPM, Ms. Bianco was a debt Rating Analyst for Standard & Poor's Corporation, and a Credit Analyst and Account officer at Chemical Bank Corporation. Ms. Bianco earned a B.S. in Business Administration from Marquette University, and an M.B.A. from Northwestern University, Kellogg School of Management, and is a Chartered Financial Analyst.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/PPM AMERICA VALUE EQUITY FUND (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)*

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Value Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1.5 billion or greater.

The Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in the equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of January 16, 2007, PPM America, Inc. replaced Putnam Investment Management, LLC as the Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

21.82%     12.48%     -1.04%     6.96%     -6.32%     -19.87%     24.55%     9.76%     4.91%     13.03%
------     ------     ------     ------    ------     ------      ------     ------    ------    ------
1997       1998       1999       2000      2001       2002        2003       2004      2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------ ------------- -------------- --------------
                                                          1 year        5 year        10 year*
------------------------------------------------------ ------------- -------------- --------------
JNL/PPM America Value Equity Fund (Class A)                13.03%        5.36%          5.84%
S&P 500 Index                                              15.79%        6.19%          8.41%
S&P500/Barra Value Index                                   20.91%        8.93%          9.15%
------------------------------------------------------ ------------- -------------- --------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The S&P500/Barra Value Index is an unmanaged, capitalization-weighted index composed of stocks of the S&P 500 with low price-to-book ratio relative to the S&P 500 as a whole.

* The Fund began operations on May 15, 1995. As of January 16, 2007, PPM America, Inc., replaced Putnam Investment Management, LLC as Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee*                                                          0.65%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                               0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.00%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                    0.85%
------------------------------------------------------------------------------- -------------------

* The management/administrative fee has been restated to reflect that effective January 16, 2007, the fee will be reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                    CLASS A
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
1 Year                                                                               $87
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
3 Years                                                                             $271
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
5 Years                                                                             $471
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
10 Years                                                                          $1,049
-------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from pursuing its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Value Equity Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.1 billion in assets, including approximately $ 4 billion in large cap value assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/PUTNAM EQUITY FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the Sub-Adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

21.88%    34.93%    29.41%    -17.85%    -25.01%    -24.10%    27.23%    13.04%    8.75%    13.75%

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------- ------------------ ----------------- ------------------
                                                 1 year             5 year           10 year*
------------------------------------------- ------------------ ----------------- ------------------
JNL/Putnam Equity Fund (Class A)                 13.75%              6.18%            5.87%
S&P 500 Index                                    15.79%              6.19%            8.41%
------------------------------------------- ------------------ ----------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                           0.77%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                               0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                    0.98%
------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                  $88
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $274
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $477
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                             $1,061
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Chief Investment Officer on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiess was a Portfolio Manager with JP Morgan Investment Management. Richard P. Cervone is a Portfolio Member on the team. Mr. Cervone, Managing Director and Portfolio Manager on the U.S. Core Equity Team, joined Putnam in 1998 and has 8 years of investment experience.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PUTNAM MIDCAP GROWTH FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the Sub-Adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $460 million and $20.7 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

          o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

-26.97%    -29.32%     33.46%     18.62%     12.11%     5.73%
------     ------      ------     ------     ------     ------
2001       2002        2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------- ------------ ------------- --------------------
                                                     1 year        5 year        Life of Fund*
-------------------------------------------------- ------------ ------------- --------------------
JNL/Putnam Midcap Growth Fund (Class A)               5.73%         5.81%          -0.63%
Russell MidCap(R) Growth Index                        0.66%         8.22%          -0.67%
-------------------------------------------------- ------------ ------------- --------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee                                                            0.85%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Fee                                                                                0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                           0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Annual Fund Operating Expenses                                                     1.06%
-------------------------------------------------------------------------------- ------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                       CLASS A
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
1 Year                                                                                   $108
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
3 Years                                                                                  $337
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
5 Years                                                                                  $585
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
10 Years                                                                               $1,294
------------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC ("Putnam") located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Kevin Divney and Brian DeChristopher. Mr. Divney is a Managing Director and Co-Chief Investment Officer of the Mid Cap Growth team. Mr. Divney is a CFA Charterholder and joined Putnam in 1997 and has 16 years of investment experience. Mr. DeChristopher is a Senior Vice President and Portfolio Manager of the Mid Cap Growth Team. Mr. DeChristopher joined Putnam in 1999 and has six years of investment industry experience and is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT BALANCED FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will generally be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the Sub-Adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within a reasonable period of time.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

18.43%    10.06%    -0.11%    8.25%    10.57%    -1.93%    21.57%    10.88%    5.30%    13.65%
------    ------    ------    ------   ------    ------    ------    ------    ------   ------
1997      1998      1999      2000     2001      2002      2003      2004      2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------- -------------- ------------- ---------------
                                                        1 year         5 year        10 year*
---------------------------------------------------- -------------- ------------- ---------------
JNL/Select Balanced Fund (Class A)                      13.65%         9.60%          9.44%
S&P 500 Index                                           15.79%         6.19%          8.41%
Lehman Brothers Aggregate Bond Index                     4.33%         5.06%          6.20%
---------------------------------------------------- -------------- ------------- ---------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------- ---------------------
                                                                                  CLASS A
--------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                       0.58%
--------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                           0.20%
--------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------- ---------------------
Other Expenses                                                                      0.01%
--------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                    0.01%
--------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                0.80%
--------------------------------------------------------------------------- ---------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                  $82
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                                $255
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                                $444
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                               $990
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Edward P. Bousa, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. John C. Keogh, Senior Vice President, Partner and Fixed Income Portolio Manager of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since February 2006. Mr. Gootkind joined Wellington Management as investment professional in 2000.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT GLOBAL GROWTH FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The Sub-Adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the Sub-Adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

19.12%    26.87%    64.58%    -18.28%    -23.50%    -27.12%    23.97%    11.36%    1.91%    13.31%
------    ------    ------    ------     ------     ------     ------    ------    ------   ------
1997      1998      1999      2000       2001       2002       2003      2004      2005     2006


In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ----------- --------------- ----------
                                                                 1 year        5 year      10 year*
-------------------------------------------------------------- ----------- --------------- ----------
JNL/Select Global Growth Fund (Class A)                           13.31%        3.04%       6.09%
Morgan Stanley Capital International World Growth Index           16.85%        8.88%       5.98%
-------------------------------------------------------------- ----------- --------------- ----------

The Morgan Stanley Capital International World Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                           0.89%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                               0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                    1.10%
------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ ---------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ ---------------------
------------------------------------------------------------------------------ ---------------------
1 Year                                                                                 $112
------------------------------------------------------------------------------ ---------------------
------------------------------------------------------------------------------ ---------------------
3 Years                                                                                $350
------------------------------------------------------------------------------ ---------------------
------------------------------------------------------------------------------ ---------------------
5 Years                                                                                $606
------------------------------------------------------------------------------ ---------------------
------------------------------------------------------------------------------ ---------------------
10 Years                                                                             $1,340
------------------------------------------------------------------------------ ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew S. Offit, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was portfolio manager at American Century Investment Management (2000-2005).

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT LARGE CAP GROWTH FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential. In selecting equity securities, the Sub-Adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INVESTMENT STYLE RISK. The Fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The Fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP, has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

12.67%     57.66%     94.43%     -20.97%     -30.18%     -29.76%     35.46%     11.67%     4.67%     4.60%
------     ------     ------     ------      ------      ------      ------     ------     ------    ------
1997       1998       1999       2000        2001        2002        2003       2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------- ---------------- ------------ ----------------
                                                         1 year         5 year        10 year*
---------------------------------------------------- ---------------- ------------ ----------------
JNL/Select Large Cap Growth Fund (Class A)                4.60%          3.07%         8.28%
Russell 1000(R) Growth Index                              9.15%          1.59%         4.72%
---------------------------------------------------- ---------------- ------------ ----------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------- -----------------------
                                                                                   CLASS A
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                        0.79%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                            0.20%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Other Expenses                                                                       0.00%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                 0.99%
--------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                    CLASS A
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
1 Year                                                                              $101
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
3 Years                                                                             $315
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
5 Years                                                                             $547
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
10 Years                                                                          $1,213
--------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew J. Shilling, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager since May 2007 and has been involved in portfolio management and securities analysis for the Fund since May 2004 and for clients of the firm for at least the past five years. Mr. Shilling joined Wellington Management as an investment professional in 1994. He became a Vice President in 1996 and a Senior Vice President in 2003.

John A. Boselli, CFA, Senior Vice President, Partner of Wellington Management and Equity Portfolio Manager, has been involved in portfolio management and securities analysis for the Fund since May 2007 and for clients of the firm for at least the past five years and has served as portfolio manager for the Fund from May 2004 to April 2007. Mr. Boselli joined Wellington Management as an investment professional in 2002. Mr. Boselli joined Wellington Management as a Vice President and investment professional in 2002 and became a Senior Vice President in 2005.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

          o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

          o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

          o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

          o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

5.01%     4.99%     4.67%     5.83%     3.45%     1.07%     0.46%     0.78%     2.71%     4.49%
------    ------    ------    ------    ------    ------    ------    ------    ------    ------
1997      1998      1999      2000      2001      2002      2003      2004      2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

CLASS B

                                [OBJECT OMITTED]

2.91%     4.70%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 1.25% (4th quarter of 2006) and its lowest quarterly return was 0.26% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------- --------------- -------------- --------------
                                                        1 year         5 year        10 year*
--------------------------------------------------- --------------- -------------- --------------
JNL/Select Money Market Fund (Class A)                  4.49%          1.89%          3.33%
Merrill Lynch Treasury Bill Index (3 month)             4.85%          2.42%          3.80%
--------------------------------------------------- --------------- -------------- --------------

The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment. The 7-day yield of Class A on December 31, 2006, was 4.74%.
The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------- --------------------- ---------------------
                                                             1 year            Life of Class*
----------------------------------------------------- --------------------- ---------------------
JNL/Select Money Market Fund (Class B)                       4.70%                 3.00%
Merrill Lynch Treasury Bill Index (3 month)                  4.85%                 3.20%
----------------------------------------------------- --------------------- ---------------------

The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment. The 7-day yield of Class B on December 31, 2006, was 4.94%.
The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------
                                                                                    CLASS A
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                         0.38%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                             0.20%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Other Expenses                                                                        0.01%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                  0.59%
---------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------
                                                                                    CLASS B
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                         0.38%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                             0.00%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Other Expenses                                                                        0.01%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                  0.39%
---------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                      CLASS A
---------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------- -------------------------
1 Year                                                                                 $60
---------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------- -------------------------
3 Years                                                                                $189
---------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------- -------------------------
5 Years                                                                                $329
---------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------- -------------------------
10 Years                                                                               $738
---------------------------------------------------------------------------- -------------------------

---------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                      CLASS B
---------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------- -------------------------
1 Year                                                                                  $40
---------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------- -------------------------
3 Years                                                                                $125
---------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------- -------------------------
5 Years                                                                                $219
---------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------- -------------------------
10 Years                                                                               $493
---------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The Sub-Adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but which the Sub-Adviser believes provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

34.80%     14.77%     8.15%     20.86%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 0.00% (1st quarter of 2005).

CLASS B

                                [OBJECT OMITTED]

8.41%     21.05%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 8.66% (4th quarter of 2004) and its lowest quarterly return was 0.06% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------- ---------------------- -------------------------
                                                          1 year               Life of Fund*
-------------------------------------------------- ---------------------- -------------------------
JNL/Select Value Fund (Class A)                            20.86%                 20.58%
Russell 1000 Value Index                                   22.46%                 18.34%
-------------------------------------------------- ---------------------- -------------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------ --------------------- -----------------------
                                                              1 year             Life of Class*
------------------------------------------------------ --------------------- -----------------------
JNL/Select Value Fund (Class B)                                21.05%                13.80%
Russell 1000 Value Index                                       22.46%                13.19%
------------------------------------------------------ --------------------- -----------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.64%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.00%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                       0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   0.85%
------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS B
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.64%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.00%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.00%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                       0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   0.65%
------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                   CLASS A
------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------ --------------------------
1 Year                                                                               $87
------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------ --------------------------
3 Years                                                                             $271
------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------ --------------------------
5 Years                                                                             $471
------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------ --------------------------
10 Years                                                                          $1,049
------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                   CLASS B
------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------ --------------------------
1 Year                                                                               $66
------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------ --------------------------
3 Years                                                                             $208
------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------ --------------------------
5 Years                                                                             $362
------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------ --------------------------
10 Years                                                                            $810
------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the Sub-Adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since October 2004. Ms. Grimes joined Wellington Management as an investment professional in 1995.

John R. Ryan, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in well-established growth companies. The Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

Effective April 30, 2007, the Fund was combined with JNL/Alger Growth Fund and the JNL/Oppenheimer Growth Fund (collectively, the "Acquired Funds") with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

29.47%     27.78%     21.77%     -0.34%     -10.23%     -23.33%     30.54%     9.89%     6.09%     13.70%
------     ------     ------     ------     ------      ------      ------     ------    ------    ------
1997       1998       1999       2000       2001        2002        2003       2004      2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

CLASS B
                                [OBJECT OMITTED]

6.30%     13.95%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 11.10% (4th quarter of 2004) and its lowest quarterly return was -4.73% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------- ------------------ --------------- ---------------
                                                     1 year            5 year         10 year*
----------------------------------------------- ------------------ --------------- ---------------
JNL/T. Rowe Price Established Growth Fund
(Class A)                                            13.70%            5.81%           9.10%
S&P 500 Index                                        15.79%            6.19%           8.41%
----------------------------------------------- ------------------ --------------- ---------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------- ------------------ ------------------
                                                                 1 year         Life of Class*
----------------------------------------------------------- ------------------ ------------------
JNL/T. Rowe Price Established Growth Fund (Class B)              13.95%              9.60%
S&P 500 Index                                                    15.79%              9.45%
----------------------------------------------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.70%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                             0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.00%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                  0.90%
----------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS B
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.70%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                             0.00%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.00%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                  0.70%
----------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ -----------------------
EXPENSE EXAMPLE                                                                       CLASS A
------------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------------ -----------------------
1 Year                                                                                  $92
------------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------------ -----------------------
3 Years                                                                                $287
------------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------------ -----------------------
5 Years                                                                                $498
------------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------------ -----------------------
10 Years                                                                             $1,108
------------------------------------------------------------------------------ -----------------------

------------------------------------------------------------------------------ -----------------------
EXPENSE EXAMPLE                                                                       CLASS B
------------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------------ -----------------------
1 Year                                                                                  $72
------------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------------ -----------------------
3 Years                                                                                $224
------------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------------ -----------------------
5 Years                                                                                $390
------------------------------------------------------------------------------ -----------------------
------------------------------------------------------------------------------ -----------------------
10 Years                                                                               $871
------------------------------------------------------------------------------ -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the T. Rowe Price Growth Stock Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the Sub-Adviser expects to grow at a faster rate than the average company. The Sub-Adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2006, generally between $521.3 million and $10.6 billion. The market cap of companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this should help to mitigate the downside risk attributable to any single poorly-performing security on overall fund performance.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;
     >>   Capable management;
     >> Attractive business niches and operate in industries experiencing increasing demand;
     >>   A sustainable competitive advantage;
     >>   Proven products or services; or
     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

18.21%     21.49%     24.01%     7.16%     -1.49%     -21.93%     38.60%     18.03%     14.10%     6.76%
------     ------     ------     ------    ------     ------      ------     ------     ------     ------
1997       1998       1999       2000      2001       2002        2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

CLASS B
                                [OBJECT OMITTED]

14.32%     6.97%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.37% (4th quarter of 2004) and its lowest quarterly return was -4.74% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------- ------------- ------------- -------------
                                                            1 year        5 year       10 year*
-------------------------------------------------------- ------------- ------------- -------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)              6.76%         9.23%         11.32%
S&P MidCap 400 Index                                        10.35%        10.89%         14.46%
Russell MidCap(R) Index                                     15.64%        11.17%         10.77%
-------------------------------------------------------- ------------- ------------- -------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ----------------- -----------------
                                                                    1 year        Life of Class*
-------------------------------------------------------------- ----------------- -----------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class B)                      6.97%            12.39%
S&P MidCap 400 Index                                                10.35%            11.20%
Russell MidCap(R) Index                                             15.64%            13.84%
-------------------------------------------------------------- ----------------- -----------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.81%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   1.02%
------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS B
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.81%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                              0.00%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.00%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                   0.81%
------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                    CLASS A
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
1 Year                                                                              $104
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
3 Years                                                                             $325
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
5 Years                                                                             $563
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
10 Years                                                                          $1,248
-------------------------------------------------------------------------- ------------------------

-------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                    CLASS B
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
1 Year                                                                               $83
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
3 Years                                                                             $259
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
5 Years                                                                             $459
-------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------- ------------------------
10 Years                                                                          $1,002
-------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities (up to 25% of its assets, excluding reserves), futures and options, convertible securities, and warrants, in keeping with Fund objectives.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE VALUE FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's Sub-Adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Sub-Adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-Adviser generally looks for the following:

     o Low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    Low stock price relative to a company's underlying asset values;

     o    Companies that may benefit from restructuring activities; and

     o    A sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

0.78%     -16.64%     29.97%     15.12%     6.07%     20.11%
------    ------      ------     ------     ------    ------
2001      2002        2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------- -------------------- ------------ -----------------
                                                           1 year           5 year      Life of Fund*
---------------------------------------------------- -------------------- ------------ -----------------
JNL/T. Rowe Price Value Fund (Class A)                     20.11%           9.64%           9.19%
Russell 1000 Value Index                                   22.46%           8.16%           6.45%
---------------------------------------------------- -------------------- ------------ -----------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee                                                            0.75%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Fee                                                                                0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                           0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Annual Fund Operating Expenses                                                     0.96%
-------------------------------------------------------------------------------- ------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                       CLASS A
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
1 Year                                                                                    $98
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
3 Years                                                                                  $306
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
5 Years                                                                                  $531
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
10 Years                                                                               $1,178
------------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

          o    Futures and options

          o    Preferred stocks

          o    Convertible securities and warrants

          o Fixed income securities, including lower quality (high-yield, high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

          o Hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

          o    Private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the
T. Rowe PriceValue Fund and Chairman of the fund's Investment Advisory Committee. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

SUMMARY OF MAIN RISK CHARACTERISTICS OF JNL/S&P FUNDS BASED ON TYPICAL INVESTMENT HOLDINGS OF UNDERLYING FUNDS

The main risk characteristics of the JNL/S&P Funds are summarized below. The extent of the risk exposure to each category of risk for each Fund depends on its allocation to underlying funds that invest in those categories of portfolio investments. It should be noted that the investment objectives and investment strategies of the JNL/S&P Funds remain constant regardless of which underlying funds are invested in. Thus, the inherent risk characteristics of the JNL/S&P Funds remain constant, although there may be variations in the degrees of exposure to each category of risk. Moreover, each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds. Other risks and more detailed descriptions may be found in the descriptions of each of the JNL/S&P Funds.

JNL/S&P MANAGED CONSERVATIVE   As between the five JNL/S&P  Managed Funds,  the difference in risk
FUND; JNL/S&P MANAGED          exposure  results  from the  differing  ranges  of  investments  in
MODERATE FUND; JNL/S&P         equity  securities  versus fixed income and money market securities
MANAGED MODERATE GROWTH        of  the  Funds  in  which  they   invest.   The   JNL/S&P   Managed
FUND; JNL/S&P MANAGED GROWTH   Conservative  Fund is expected to invest the lowest  percentage  in
FUND; AND JNL/S&P MANAGED      equity securities  (approximately  10% to 30%); the JNL/S&P Managed
AGGRESSIVE GROWTH FUND (THE    Moderate Fund a slightly higher  percentage  (approximately  30% to
"JNL/S&P MANAGED FUNDS")       50%); the JNL/S&P  Managed  Moderate  Growth Fund a slightly higher percentage  (approximately  50% to 70%); the JNL/S&P Managed Growth
                               Fund a slightly higher percentage  (approximately  70% to 90%); and
                               the JNL/S&P Managed Aggressive Growth Fund the greatest  percentage
                               (approximately  80% to 100%). The anticipated  investments in fixed income,  money market securities,  and other investments  generally vary in inverse relationship to the equity investments.

UNDERLYING FUND PORTFOLIO      STOCKS.  ALL  JNL/S&P  FUNDS.  Because  the  Fund  will  invest  in
SECURITIES MAJOR CATEGORIES    underlying funds that invest in stocks,  its returns will fluctuate
                               with  changes  in  stock   markets.   In  the  U.S.,   stocks  have
                               historically  outperformed other types of investments over the long term.  Stocks,  however,  may fluctuate in value more  dramatically than many other types of investments over the short term.

                               SMALLER AND MID-SIZE  COMPANIES.  ALL JNL/S&P FUNDS.  While smaller and  midsize  companies  may offer  substantial  opportunities  for capital growth,  they also involve  substantial  risk and should be considered speculative.  Historically,  smaller and midsize company securities  have been more  volatile in price than  larger  company securities, especially over the short term.

                               FIXED  INCOME:  INTEREST  RATE RISK.  ALL JNL/S&P  FUNDS.  Interest
                               rate risk is the risk  that when  interest  rates  increase,  fixed income securities will decline in value.  Interest rate changes can
                               be  sudden  and  unpredictable.   A  fund's  distributions  to  its
                               shareholders  may decline when  interest  rates fall,  since a fund can  only  distribute  what it  earns.  Debt  securities  that  pay interest  at a fixed rate tend to lose market  value when  interest rates rise and  increase  in value  when  interest  rates  decline.
                               Long-term  fixed-income  securities  will  normally have more price volatility  because  of  this  risk  than  short-term  fixed-income securities.  A nominal  interest  rate can be  described as the sum
                               of  a  real   interest  rate  and  an  expected   inflation   rate.
                               Inflation-indexed  securities,  including  TIPS,  decline  in value
                               when  real   interest   rates  rise.   In  certain   interest  rate
                               environments,  such as when real  interest  rates are rising faster than  nominal  interest  rates,  inflation-indexed  securities  may experience  greater losses than other fixed income  securities with similar durations.

                               FIXED INCOME:  CREDIT. ALL JNL/S&P FUNDS. Income securities,  which may include  indebtedness and  participations,  entail credit risk.
                               An  issuer  may be  unable  to  make  interest  payments  or  repay principal  when  due.  Adverse  changes  in an  issuer's  financial strength or in a security's  credit  rating may reduce a security's value and, thus, impact  performance.  Subordinated debt securities are riskier than senior debt securities  because their holders will be paid  only  after the  holders  of senior  debt  securities  are paid.  Debt securities  that are rated below  investment  grade and comparable unrated securities  generally have more risk,  fluctuate more in price and are less liquid than higher-rated  securities and can be considered speculative.

                               HIGH-YIELD/HIGH-RISK  BONDS. ALL JNL/S&P FUNDS.   Lower-rated bonds
                               involve a higher degree of credit risk,  which is the risk that the issuer will not make  interest or principal  payments  when due. In the event of an  unanticipated  default,  a reduction in income,  a decline in the market  value of the  securities  so affected  and a decline  in  the  asset  value  would  occur.  During  an  economic downturn or substantial  period of rising  interest  rates,  highly leveraged  issuers  may  experience  financial  stress  which could adversely  affect their  ability to service  principal and interest payment  obligations,  to  meet  projected  business  goals  and to obtain  additional  financing.  The  market  prices of  lower-rated securities  are generally  less  sensitive to interest rate changes than  higher-rated  investments,  but  more  sensitive  to  adverse economic or political changes, or individual  developments specific to the issuer.  Periods of economic or  political  uncertainty  and change can be expected to result in  volatility  of prices of these securities.

                               MORTGAGE-BACKED     SECURITIES    RISK.    ALL    JNL/S&P    FUNDS.
                               Mortgage-backed  securities entail the uncertainty of the timing of
                               cash  flows   resulting   from  the  rate  of  prepayments  on  the
                               underlying   mortgages  serving  as  collateral.   An  increase  or
                               decrease in prepayment rates  (resulting  primarily from a decrease or  increase  in  mortgage  interest  rates) will affect the yield, average life, and price. The prices of mortgage-backed  securities, depending on their  structure and the rate of  prepayments,  can be volatile.  Some  mortgage-backed  securities  may  also  not  be as liquid as other securities.  The value of these securities also may change  because  of  changes  in  the  market's  perception  of the
                               creditworthiness   of  the  issuer.   In  addition,   the  mortgage
                               securities  market in general may be adversely  affected by changes in governmental regulation or tax policies.

                               FOREIGN  SECURITIES.   ALL  JNL/S&P  FUNDS.  Investing  in  foreign
                               securities  typically  involves  more risks than  investing in U.S.
                               securities.  These risks can increase the  potential for losses and
                               may  include,   among  others,   currency  risks  (fluctuations  in
                               currency  exchange rates and devaluations by governments),  country risks (political,  diplomatic,  regional conflicts, terrorism, war;
                               social  and  economic   instability,   currency   devaluations  and
                               policies  that have the effect of limiting or  restricting  foreign
                               investment   or  the  movement  of  assets),   and  company   risks
                               (unfavorable trading practices,  less government supervision,  less
                               publicly  available   information,   limited  trading  markets  and
                               greater volatility).  With regard to currency risk many investments may be issued  and  traded in  foreign  currencies.  Changes in the
                               value  of  foreign  currencies   relative  to  the  US  dollar  can
                               dramatically  decrease (or increase) the value of foreign portfolio holdings.  To the extent the  currency  risk is not hedged,  or not successfully  hedged,  currency  exchange  rate  changes can have a disproportionate  impact on, even  accounting  for most of the gain or loss in a particular period.

                               DERIVATIVE SECURITIES.  ALL JNL/S&P FUNDS. Options, futures, swaps, structured  securities and other  derivative  transactions  involve special risks. The performance of derivative  investments  depends, in part, on the performance of an underlying  asset,  including the ability to correctly predict price movements.  Derivatives  involve costs, may be volatile,  may involve a small investment relative to the risk assumed,  and require  correlation with other investments.
                               Risks include delivery  failure,  default by the other party or the inability  to close  out a  position  because  the  trading  market becomes illiquid.

                               INDUSTRY  CONCENTRATION  RISK.   ALL JNL/S&P  FUNDS.  When there is
                               concentration  in a certain  industry,  performance  may be closely tied to, and affected by, the specific  industry.  Companies within an  industry  are often  faced with the same  obstacles,  issues or regulatory burdens,  and their common stock may react similarly and move in unison to these and other  market  conditions.  As a result of these factors,  there may be more volatility,  and carry greater risk of adverse  developments that can affect many of the companies in which the Underlying  Funds and the Underlying  Exchange  Traded
                               Funds  ("Underlying  ETFs")  invest,  than a  mixture  of stocks of companies from a wide variety of industries.

JNL/S&P MANAGED CONSERVATIVE FUND

INVESTMENT   OBJECTIVE.   The  investment   objective  of  the  JNL/S&P  Managed
Conservative Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Conservative Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides Jackson National Asset Management, LLC ("JNAM") advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 293-296 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management S&P 400 MidCap
JNL/AIM Real Estate Fund                            Index Fund
JNL/AIM Small Cap Growth Fund                       JNL/Mellon Capital Management Small Cap Index
JNL/Credit Suisse Global Natural Resources Fund     Fund
JNL/Credit Suisse Long/Short Fund                   JNL/Mellon Capital Management International
JNL/Eagle Core Equity Fund                          Index Fund
JNL/Eagle SmallCap Equity Fund                      JNL/Mellon Capital Management Bond Index Fund
JNL/FI Balanced Fund                                JNL/Mellon Capital Management Enhanced S&P 500
JNL/FI Mid-Cap Equity Fund                          Stock Index Fund
JNL/Franklin Templeton Global Growth Fund           JNL/Oppenheimer Global Growth Fund
JNL/Franklin Templeton Income Fund                  JNL/PIMCO Real Return Fund
JNL/Franklin Templeton Mutual Shares Fund           JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/PPM America High Yield Bond Fund
JNL/Goldman Sachs Core Plus Bond Fund               JNL/PPM America Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/Putnam Equity Fund
JNL/Goldman Sachs Short Duration Bond Fund          JNL/Putnam Midcap Growth Fund
JNL/JPMorgan International Equity Fund              JNL/Select Balanced Fund
JNL/JPMorgan International Value Fund               JNL/Select Global Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund    JNL/Select Large Cap Growth Fund
JNL/Lazard Emerging Markets Fund                    JNL/Select Money Market Fund
JNL/Lazard Mid Cap Value Fund                       JNL/Select Value Fund
JNL/Lazard Small Cap Value Fund                     JNL/T. Rowe Price Established Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/T. Rowe Price Mid-Cap Growth Fund
                                                    JNL/T. Rowe Price Value Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund


The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

3.73%     7.85%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.59% (3rd quarter of 2006) and its lowest quarterly return was -0.97% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- ----------------------- ------------------
                                                                  1 year            Life of Fund*
--------------------------------------------------------- ----------------------- ------------------
JNL/S&P Managed Conservative Fund  (Class A)                      7.85%                 6.72%
Lehman Brothers Aggregate Bond Index                              4.33%                 3.44%
S&P 500 Index                                                    15.79%                12.51%
--------------------------------------------------------- ----------------------- ------------------

* The Fund began operations on October 4, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------
------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                     0.18%
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
Other Expenses                                                                    0.01%
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
Acquired Fund Fees and Expenses*                                                  0.83%
------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------ -------------------------
Total Fund Annual Operating Expenses                                              1.02%
------------------------------------------------------------------------ -------------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
1 Year                                                                               $104
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
3 Years                                                                              $325
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
5 Years                                                                              $563
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
10 Years                                                                           $1,248
---------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED MODERATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Moderate Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money marketsecurities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 293-296 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management S&P 400 MidCap
JNL/AIM Real Estate Fund                            Index Fund
JNL/AIM Small Cap Growth Fund                       JNL/Mellon Capital Management Small Cap Index
JNL/Credit Suisse Global Natural Resources Fund     Fund
JNL/Credit Suisse Long/Short Fund                   JNL/Mellon Capital Management International
JNL/Eagle Core Equity Fund                          Index Fund
JNL/Eagle SmallCap Equity Fund                      JNL/Mellon Capital Management Bond Index Fund
JNL/FI Balanced Fund                                JNL/Mellon Capital Management Enhanced S&P 500
JNL/FI Mid-Cap Equity Fund                          Stock Index Fund
JNL/Franklin Templeton Global Growth Fund           JNL/Oppenheimer Global Growth Fund
JNL/Franklin Templeton Income Fund                  JNL/PIMCO Real Return Fund
JNL/Franklin Templeton Mutual Shares Fund           JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/PPM America High Yield Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/PPM America Value Equity Fund
JNL/Goldman Sachs Short Duration Bond               JNL/Putnam Equity Fund
FundJNL/Goldman Sachs Core Plus Bond Fund           JNL/Putnam Midcap Growth Fund
JNL/JPMorgan International Equity Fund              JNL/Select Balanced Fund
JNL/JPMorgan International Value Fund               JNL/Select Global Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund    JNL/Select Large Cap Growth Fund
JNL/Lazard Emerging Markets Fund                    JNL/Select Money Market Fund
JNL/Lazard Mid Cap Value Fund                       JNL/Select Value Fund
JNL/Lazard Small Cap Value Fund                     JNL/T. Rowe Price Established Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/T. Rowe Price Mid-Cap Growth Fund
                                                    JNL/T. Rowe Price Value Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

4.99%     10.39%
-----     -----
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 4.16% (4th quarter of 2006) and its lowest quarterly return was -1.42% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------- ----------------- -----------------
                                                                       1 year        Life of Fund*
----------------------------------------------------------------- ----------------- -----------------
JNL/S&P Managed Moderate Fund  (Class A)                               10.39%             9.29%
Lehman Brothers Aggregate Bond Index                                    4.33%             3.44%
S&P 500 Index                                                          15.79%            12.51%
----------------------------------------------------------------- ----------------- -----------------

* The Fund began operations on October 4, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------
----------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                   0.18%
----------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------- -----------------------
Other Expenses                                                                  0.01%
----------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                0.87%
----------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                            1.06%
----------------------------------------------------------------------- -----------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
----------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------- -----------------------
1 Year                                                                           $108
----------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------- -----------------------
3 Years                                                                          $337
----------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------- -----------------------
5 Years                                                                          $585
----------------------------------------------------------------------- -----------------------
----------------------------------------------------------------------- -----------------------
10 Years                                                                       $1,294
----------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED MODERATE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Growth Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Moderate Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 293-296 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management S&P 400 MidCap
JNL/AIM Real Estate Fund                            Index Fund
JNL/AIM Small Cap Growth Fund                       JNL/Mellon Capital Management Small Cap Index
JNL/Credit Suisse Global Natural Resources Fund     Fund
JNL/Credit Suisse Long/Short Fund                   JNL/Mellon Capital Management International
JNL/Eagle Core Equity Fund                          Index Fund
JNL/Eagle SmallCap Equity Fund                      JNL/Mellon Capital Management Bond Index Fund
JNL/FI Balanced Fund                                JNL/Mellon Capital Management Enhanced S&P 500
JNL/FI Mid-Cap Equity Fund                          Stock Index Fund
JNL/Franklin Templeton Global Growth Fund           JNL/Oppenheimer Global Growth Fund
JNL/Franklin Templeton Income Fund                  JNL/PIMCO Real Return Fund
JNL/Franklin Templeton Mutual Shares Fund           JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/PPM America High Yield Bond Fund
JNL/Goldman Sachs Core Plus Bond Fund               JNL/PPM America Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/Putnam Equity Fund
JNL/Goldman Sachs Short Duration Bond Fund          JNL/Putnam Midcap Growth Fund
JNL/JPMorgan International Equity Fund              JNL/Select Balanced Fund
JNL/JPMorgan International Value Fund               JNL/Select Global Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund    JNL/Select Large Cap Growth Fund
JNL/Lazard Emerging Markets Fund                    JNL/Select Money Market Fund
JNL/Lazard Mid Cap Value Fund                       JNL/Select Value Fund
JNL/Lazard Small Cap Value Fund                     JNL/T. Rowe Price Established Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/T. Rowe Price Mid-Cap Growth Fund
                                                    JNL/T. Rowe Price Value Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

19.52%     -1.55%     -4.78%     -8.48%     17.75%     9.58%     6.41%     12.17%
------     ------     ------     ------     ------     ------    ------    ------
1999       2000       2001       2002       2003       2004      2005      2006


In the period shown in the chart, the Fund's highest quarterly return was 13.55% (4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------- --------------- -------------- ----------------
                                                                1 year         5 year       Life of Fund*
----------------------------------------------------------- --------------- -------------- ----------------
JNL/S&P Managed Moderate Growth Fund  (Class A)                  12.17%         7.10%            5.93%
Lehman Brothers Aggregate Bond Index                              4.33%         5.06%            5.86%
S&P 500 Index                                                    15.79%         6.19%            4.46%
----------------------------------------------------------- --------------- -------------- ----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 60% of the Fund's return is benchmarked to the S&P 500 and the remaining 40% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index. * The Fund began operations on April 9, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- --------------------
Management/Administrative Fee                                                          0.16%
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
Other Expenses                                                                         0.00%
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
Acquired Fund Fees and Expenses*                                                       0.92%
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
Total Fund Annual Operating Expenses                                                   1.08%
------------------------------------------------------------------------------- --------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
1 Year                                                                                $110
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
3 Years                                                                               $343
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
5 Years                                                                               $595
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
10 Years                                                                            $1,317
------------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 293-296 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management S&P 400 MidCap
JNL/AIM Real Estate Fund                            Index Fund
JNL/AIM Small Cap Growth Fund                       JNL/Mellon Capital Management Small Cap Index
JNL/Credit Suisse Global Natural Resources Fund     Fund JNL/Mellon Capital Management
JNL/Credit Suisse Long/Short Fund                   International Index Fund
JNL/Eagle Core Equity Fund                          JNL/Mellon Capital Management Bond Index Fund
JNL/Eagle SmallCap Equity Fund                      JNL/Mellon Capital Management Enhanced S&P 500
JNL/FI Balanced Fund                                Stock Index Fund
JNL/FI Mid-Cap Equity Fund                          JNL/Oppenheimer Global Growth Fund
JNL/Franklin Templeton Global Growth Fund           JNL/PIMCO Real Return Fund
JNL/Franklin Templeton Income Fund                  JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Mutual Shares Fund           JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/PPM America Value Equity Fund
JNL/Goldman Sachs Core Plus Bond Fund               JNL/Putnam Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund          JNL/Select Balanced Fund
JNL/JPMorgan International Equity Fund              JNL/Select Global Growth Fund
JNL/JPMorgan International Value Fund               JNL/Select Large Cap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund    JNL/Select Money Market Fund
JNL/Lazard Emerging Markets Fund                    JNL/Select Value Fund
JNL/Lazard Mid Cap Value Fund                       JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Small Cap Value Fund                     JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/T. Rowe Price Value Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

26.74%     -4.35%     -7.34%     -12.40%     21.73%     11.41%     7.44%     14.15%
------     ------     ------     ------      ------     ------     ------    ------
1999       2000       2001       2002        2003       2004       2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 17.87% (4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------- --------------- ------------------ --------------------
                                                       1 year           5 year           Life of Fund*
-------------------------------------------------- --------------- ------------------ --------------------
JNL/S&P Managed Growth Fund  (Class A)                 14.15%            7.81%               6.54%
Lehman Brothers Aggregate Bond Index                    4.33%            5.06%               5.85%
S&P 500 Index                                          15.79%            6.19%               4.56%
-------------------------------------------------- --------------- ------------------ --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 80% of the Fund's return is benchmarked to the S&P 500 and the remaining 20% is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                       0.15%
----------------------------------------------------------------------------- -------------------
----------------------------------------------------------------------------- -------------------
Other Expenses                                                                      0.01%
----------------------------------------------------------------------------- -------------------
----------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                    0.96%
----------------------------------------------------------------------------- -------------------
----------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                1.12%
----------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                               $114
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                              $356
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                              $617
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                           $1,363
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Aggressive Growth Fund is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Aggressive Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 293 - 296 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management S&P 400 MidCap
JNL/AIM Real Estate Fund                            Index Fund
JNL/AIM Small Cap Growth Fund                       JNL/Mellon Capital Management Small Cap Index
JNL/Credit Suisse Global Natural Resources Fund     Fund
JNL/Credit Suisse Long/Short Fund                   JNL/Mellon Capital Management International
JNL/Eagle Core Equity Fund                          Index Fund
JNL/Eagle SmallCap Equity Fund                      JNL/Mellon Capital Management Bond Index Fund
JNL/FI Balanced Fund                                JNL/Mellon Capital Management Enhanced S&P 500
JNL/FI Mid-Cap Equity Fund                          Stock Index Fund
JNL/Franklin Templeton Global Growth Fund           JNL/Oppenheimer Global Growth Fund
JNL/Franklin Templeton Income Fund                  JNL/PIMCO Real Return Fund
JNL/Franklin Templeton Mutual Shares Fund           JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/PPM America High Yield Bond Fund
JNL/Goldman Sachs Core Plus Bond Fund               JNL/PPM America Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/Putnam Equity Fund
JNL/Goldman Sachs Short Duration Bond Fund          JNL/Putnam Midcap Growth Fund
JNL/JPMorgan International Equity Fund              JNL/Select Balanced Fund
JNL/JPMorgan International Value Fund               JNL/Select Global Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund    JNL/Select Large Cap Growth Fund
JNL/Lazard Emerging Markets Fund                    JNL/Select Money Market Fund
JNL/Lazard Mid Cap Value Fund                       JNL/Select Value Fund
JNL/Lazard Small Cap Value Fund                     JNL/T. Rowe Price Established Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/T. Rowe Price Mid-Cap Growth Fund
                                                    JNL/T. Rowe Price Value Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management SMID(R) 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

35.38%     -9.37%     -10.58%     -18.26%     26.80%     12.61%     8.48%     15.57%
------     ------     ------      ------      ------     ------     ------    ------
1999       2000       2001        2002        2003       2004       2005      2006


In the period shown in the chart, the Fund's highest quarterly return was 29.63% (4th quarter of 1999) and its lowest quarterly return was -18.15% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------- -------------- ------------- ------------------
                                                     1 year         5 year       Life of Fund*
------------------------------------------------- -------------- ------------- ------------------
JNL/S&P Managed Aggressive Growth Fund               15.57%          7.90%           6.59%
S&P 500 Index                                        15.79%          6.19%           4.56%
Lehman Brothers Aggregate Bond Index                  4.33%          5.06%           5.85%
------------------------------------------------- -------------- ------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 90% of the Fund's return is benchmarked to the S&P 500 and the remaining 10% is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------
------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                   0.17%
------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------ --------------------
Other Expenses                                                                  0.00%
------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                0.99%
------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                            1.16%
------------------------------------------------------------------------ --------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE
------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------- ----------------------
1 Year                                                                            $118
------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------- ----------------------
3 Years                                                                           $368
------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------- ----------------------
5 Years                                                                           $638
------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------- ----------------------
10 Years                                                                        $1,409
------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, included unaffiliated money market funds. Under the relief, a Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. JNAM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM L.L.C.(R)" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

---------------------------------------------- -------------------------------- --------------------
                                                                                   ADVISORY FEE
                                                                                (ANNUAL RATE BASED
                                                                                  ON AVERAGE NET
                                                                                  ASSETS OF EACH
FUND                                           ASSETS                                  FUND)
---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/AIM Large Cap Growth Fund                  $0 to $50 million                               .75%
                                               $50 million to $300 million                     .70%
                                               Over $300 million                               .65%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/AIM Real Estate Fund                       $0 to $50 million                               .75%
                                               Over $50 million                                .70%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/AIM Small Cap Growth Fund                  $0 to $300 million                              .85%
                                               Over $300 million                               .80%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Credit Suisse Global Natural Resources     $0 to $300 million                              .70%
Fund                                           Over $300 million                               .60%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Credit Suisse Long/Short Fund              $0 to $300 million                              .85%
                                               Over $300 million                               .75%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Eagle Core Equity Fund                     $0 to $100 million                              .65%
                                               $100 million to $300 million                    .60%
                                               Over $300 million                               .55%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Eagle SmallCap Equity Fund                 $0 to $100 million                              .75%
                                               $100 million to $500 million                    .70%
                                               Over $500 million                               .65%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/FI Balanced Fund                           $0 to $500 million                              .65%
                                               Over $500 million                               .60%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/FI Mid-Cap Equity Fund                     $0 to $250 million                              .70%
                                               $250 million to $750 million                    .65%
                                               $750 million to $1.5 billion                    .60%
                                               Over $1.5 billion                               .55%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Franklin Templeton Global Growth Fund      $0 to $300 million                              .75%
                                               $300 to $500 million                            .65%
                                               Over $500 million                               .60%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Franklin Templeton Income Fund             $0 to $100 million                              .80%
                                               $100 million to $200 million                    .75%
                                               $200 million to $500 million                    .65%
                                               Over $500 million                               .60%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Franklin Templeton Mutual Shares Fund      $0 to $500 million                              .75%
                                               Over $500 million                               .70%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Franklin Templeton Small Cap Value Fund    $0 to $200 million                              .85%
                                               $200 million to $500 million                    .77%
                                               Over $500 million                               .75%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Goldman Sachs Core Plus Bond Fund          $0 to $500 million                              .60%
                                               Over $500 million                               .55%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund           $0 to $100 million                              .75%
                                               Over $100 million                               .70%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Goldman Sachs Short Duration Bond Fund     $0 to $250 million                              .45%
                                               Over $250 million                               .40%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/JPMorgan International Equity Fund         $0 to $150 million                              .70%
                                               $150 million to $500 million                    .65%
                                               Over $500 million                               .60%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/JPMorgan International Value Fund          $0 to $150 million                              .70%
                                               $150 million to $500 million                    .65%
                                               Over $500 million                               .60%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/JPMorgan U.S. Government & Quality Bond    $0 to $150 million                              .50%
Fund                                           $150 million to $300 million                    .45%
                                               $300 million to $500 million                    .40%
                                               Over $500 million                               .35%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Lazard Emerging Markets Fund               $0 to $100 million                             1.00%
                                               $100 million to $250 million                    .90%
                                               Over $250 million                               .85%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Lazard Mid Cap Value Fund                  $0 to $100 million                              .75%
                                               $100 million to $250 million                    .70%
                                               Over $250 million                               .65%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Lazard Small Cap Value Fund                $0 to $500 million                              .75%
                                               Over $500 million                               .70%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Mellon Capital Management S&P 500 Index    $0 to $500 million                              .29%
Fund                                           $500 million to $750 million                    .24%
                                               Over $750 million                               .23%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Mellon Capital Management S&P 400 MidCap   $0 to $500 million                              .29%
Index Fund                                     $500 million to $750 million                    .24%
                                               Over $750 million                               .23%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Mellon Capital Management Small Cap        $0 to $500 million                              .29%
Index Fund                                     $500 million to $750 million                    .24%
                                               Over $750 million                               .23%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Mellon Capital Management International    $0 to $500 million                              .30%
Index Fund                                     $500 million to $750 million                    .25%
                                               Over $750 million                               .24%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Mellon Capital Management Bond Index Fund  $0 to $500 million                              .30%
                                               $500 million to $750 million                    .25%
                                               Over $750 million                               .24%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Mellon Capital Management Enhanced S&P     $0 to $50 million                               .50%
500 Stock Index Fund                           Over $50 million                                .45%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Oppenheimer Global Growth Fund             $0 to $300 million                              .70%
                                               Over $300 million                               .60%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/PIMCO Real Return Fund                     All assets                                      .50%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/PIMCO Total Return Bond Fund               All assets                                      .50%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/PPM America Value Equity Fund              $0 to $300 million                              .55%
                                               Over $300 million                               .50%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/PPM America High Yield Bond Fund           $0 to $150 million                              .50%
                                               $150 million to $500 million                    .45%
                                               Over $500 million                              .425%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Putnam Equity Fund                         $0 to $150 million                             .675%
                                               $150 million to $300 million                    .60%
                                               Over $300 million                              .575%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Putnam Midcap Growth Fund                  $0 to $300 million                              .75%
                                               Over $300 million                               .70%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Select Balanced Fund                       $0 to $50 million                               .55%
                                               $50 million to $150 million                     .50%
                                               $150 million to $300 million                   .475%
                                               $300 million to $500 million                    .45%
                                               Over $500 million                              .425%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Select Global Growth Fund                  $0 to $150 million                              .75%
                                               $150 million to $500 million                    .70%
                                               $500 million to $750 million                    .65%
                                               Over $750 million                               .60%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Select Large Cap Growth Fund               $0 to $150 million                              .70%
                                               $150 million to $500 million                    .65%
                                               $500 million to $750 million                    .60%
                                               Over $750 million                               .55%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Select Money Market Fund                   $0 to $500 million                              .28%
                                               Over $500 million                               .25%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/Select Value Fund                          $0 to $300 million                              .55%
                                               $300 million to $500 million                    .50%
                                               Over $500 million                               .45%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/T. Rowe Price Established Growth Fund      $0 to $150 million                              .65%
                                               $150 million to $500 million                    .60%
                                               Over $500 million                               .55%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/T. Rowe Price Mid-Cap Growth Fund          $0 to $150 million                              .75%
                                               Over $150 million                               .70%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/T. Rowe Price Value Fund                   $0 to $150 million                              .70%
                                               $150 million to $500 million                    .65%
                                               Over $500 million                               .60%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/S&P Managed Conservative Fund              $0 to $500 million                              .13%
                                               Over $500 million                               .08%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/S&P Managed Moderate Fund                  $0 to $500 million                              .13%
                                               Over $500 million                               .08%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/S&P Managed Moderate Growth                $0 to $500 million                              .13%
Fund                                           Over $500 million                               .08%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/S&P Managed Growth Fund                    $0 to $500 million                              .13%
                                               Over $500 million                               .08%

---------------------------------------------- -------------------------------- --------------------
---------------------------------------------- -------------------------------- --------------------
JNL/S&P Managed Aggressive Growth Fund         $0 to $500 million                              .13%
                                               Over $500 million                               .08%

---------------------------------------------- -------------------------------- --------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is Sub-Adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund,
JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund,
the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of 0.10% of the average daily net assets of the Fund. The JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the
JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of 0.15%. The JNL/S&P Funds pay an Administrative Fee of 0.05%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody, printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except the JNL/S&P Funds have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers two classes of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAM L.L.C. determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Distribution Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts ("Accounts") of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts ("Contracts"), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investing the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of Jackson and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for Jackson and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

JNL and an affiliated insurance company that invest in the Fund take various steps designed to deter and curtail market timing, based on daily monitoring of trading activity. The Funds also report trading activity that it has identified as being potentially injurious to the Funds.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

                       DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

          o When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code ("Code") necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
12/31/2006                $    12.51      $ 0.02         $ 0.96           $ 0.98       0.00 (f)                -       $ 13.49
12/31/2005                     11.67           -           0.84             0.84          -                    -         12.51
12/31/2004                     10.61        0.01           1.05             1.06          -                    -         11.67
12/31/2003                      8.16       (0.02)          2.47             2.45          -                    -         10.61
12/31/2002                     10.97       (0.03)         (2.76)           (2.79)         -                (0.02)         8.16

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
12/31/2006                     11.70        0.42           3.84             4.26      (0.05)               (0.11)        15.80
05/02(A)-12/31/2005            10.00        0.21           1.49             1.70          -                    -         11.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
12/31/2006                     13.52       (0.11)          2.07             1.96          -                (1.21)       14.27
12/31/2005                     12.47       (0.08)          1.13             1.05          -                    -        13.52
12/31/2004                     11.67       (0.12)          0.92             0.80          -                    -        12.47
12/31/2003                      8.43       (0.05)          3.29             3.24          -                    -        11.67
12/31/2002                     11.60       (0.07)         (3.10)           (3.17)         -                    -         8.43

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
12/31/2006                     17.39        0.03           0.83             0.86       0.00 (f)                -        18.25
12/31/2005                     15.50        0.01           1.90             1.91      (0.02)                   -        17.39
12/31/2004                     14.76        0.01           0.73             0.74          -                    -        15.50
12/31/2003                     10.91       (0.03)          3.88             3.85          -                    -        14.76
12/31/2002                     16.33       (0.04)         (5.38)           (5.42)         -                    -        10.91

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
12/31/2006                        7.86 %     $ 396,703           90%            1.00 %        0.12 %         n/a %           n/a  %
12/31/2005                        7.23         361,417           101            1.01          0.03           n/a             n/a
12/31/2004                        9.99         191,003            96            1.07          0.09          1.10           0.06
12/31/2003                       30.02          36,421           140            1.10        (0.41)          1.18          (0.49)
12/31/2002                     (25.47)           6,857           180            1.10        (0.33)          1.15          (0.38)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
12/31/2006                       36.38         254,557            37            1.02          2.98           n/a             n/a
05/02(A)-12/31/2005              17.00          79,209            36            1.05          3.37           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
12/31/2006                       14.49          53,265            54            1.16        (0.79)           n/a             n/a
12/31/2005                        8.42          49,776            65            1.16        (0.67)           n/a             n/a
12/31/2004                        6.86          44,358            93            1.16        (0.92)          1.18          (0.94)
12/31/2003                       38.43          43,940            30            1.15        (0.89)          1.19          (0.93)
12/31/2002                     (27.32)          12,915            46            1.15        (0.83)          1.17          (0.85)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
12/31/2006                        4.96         229,280           345            1.01          0.17           n/a             n/a
12/31/2005                       12.30         250,938           264            1.01          0.02           n/a             n/a
12/31/2004                        5.02         292,638           195            1.04          0.11          1.11            0.04
12/31/2003                       35.29         244,667           168            1.08        (0.27)          1.15          (0.34)
12/31/2002                     (33.19)         175,439           237            1.08        (0.25)           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY FUND

Class A
12/31/2006                 $   15.33         0.15        $ 1.74           $ 1.89       $0.00 (f)               -       $ 17.22
12/31/2005                     14.96         0.14          0.36             0.50       (0.13)                  -         15.33
12/31/2004                     14.17         0.11          0.79             0.90       (0.11)                  -         14.96
12/31/2003                     11.45         0.09          2.72             2.81       (0.09)                  -         14.17
12/31/2002                     14.53         0.10         (3.08)           (2.98)      (0.10)                  -         11.45

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
12/31/2006                     20.13       (0.15)          4.17             4.02           -               (1.96)        22.19
12/31/2005                     19.97       (0.15)          0.66             0.51           -               (0.35)        20.13
12/31/2004                     16.81       (0.12)          3.28             3.16           -                   -         19.97
12/31/2003                     12.01       (0.10)          4.90             4.80           -                   -         16.81
12/31/2002                     15.55       (0.08)         (3.46)           (3.54)          -                   -         12.01

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
12/31/2006                     11.03         0.18          1.01             1.19       (0.10)              (0.20)        11.92
12/31/2005                     10.02         0.12          0.89             1.01           -                   -         11.03
12/31/2004                      9.27         0.12          0.75             0.87       (0.12)                  -         10.02
12/31/2003                      8.26         0.12          1.01             1.13       (0.12)                  -          9.27
12/31/2002                      9.05         0.20         (0.80)           (0.60)      (0.19)                  -          8.26

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class A
12/31/2006                     16.59       (0.01)          2.01             2.00           -                   -         18.59
12/31/2005                     15.67       (0.02)          0.99             0.97       (0.05)                  -         16.59
12/31/2004                     13.28        0.05           2.34             2.39           -                   -         15.67
12/31/2003                      9.79       (0.06)          3.55             3.49           -                   -         13.28
12/31/2002                     13.83       (0.07)         (3.97)           (4.04)          -                   -          9.79

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
12/31/2006                       12.35 %     $ 177,972           109%           0.96 %       0.92 %         n/a %         n/a %
12/31/2005                        3.37         244,280           106            0.96         0.77           n/a           n/a
12/31/2004                        6.32         357,978           101            0.96         0.85          1.00           0.81
12/31/2003                       24.54         245,913            81            0.97         0.83          1.01           0.79
12/31/2002                      (20.53 )       149,242            94            0.97         0.78          1.00           0.75

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
12/31/2006                       20.03         199,096            68            1.05        (0.67)          n/a           n/a
12/31/2005                        2.52         159,471            57            1.06        (0.72)          n/a           n/a
12/31/2004                       18.80         169,746            53            1.06        (0.76)         1.07          (0.77)
12/31/2003                       39.97         109,972            70            1.05        (0.75)         1.10          (0.80)
12/31/2002                      (22.77)         76,198            71            1.05        (0.49)         1.08          (0.52)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
12/31/2006                       10.79         162,743            62            1.02         1.55           n/a           n/a
12/31/2005                       10.09         127,908            83            1.01         1.22           n/a           n/a
12/31/2004                        9.42         104,564           164            1.03         1.25          1.04           1.24
12/31/2003                       13.73         114,262            60            1.05         1.64          1.07           1.62
12/31/2002                       (6.57)         75,591            91            1.05         2.11          1.07           2.09

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class A
12/31/2006                       12.06         221,504           151            1.01        (0.07)          n/a           n/a
12/31/2005                        6.16         217,173           149            1.01        (0.11)          n/a           n/a
12/31/2004                       18.00         210,402           232            1.02         0.39          1.04           0.37
12/31/2003                       35.65         158,013            32            1.05        (0.51)         1.07          (0.53)
12/31/2002                      (29.21)        135,669            56            1.04        (0.51)         1.09          (0.56)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
05/01(A)-12/31/2006           $10.00         0.34        $ 0.64           $ 0.98    $ (0.26)            $ (0.02)         $ 10.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
12/31/2006                     11.03         0.08          1.88             1.96      (0.02)              (0.11)           12.86
05/02(A)-12/31/2005            10.00         0.02          1.01             1.03                               -          -11.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
12/31/2006                     11.39         0.11          1.68             1.79      (0.04)              (0.18)           12.96
05/02(A)-12/31/2005            10.00         0.06          1.33             1.39           -                  -            11.39

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
05/01(A)-12/31/2006            10.00         0.31             -             0.31           -                   -          10.31

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class A
12/31/2006                     12.03         0.18          2.55             2.73      (0.21)                   -          14.55
12/31/2005                     11.04         0.14          1.04             1.18      (0.19)                   -          12.03
12/31/2004                      9.61         0.10          1.47             1.57      (0.14)                   -          11.04
12/31/2003                      7.59         0.10          2.06             2.16      (0.14)                   -           9.61
12/31/2002                      9.66         0.08         (2.07)           (1.99)     (0.08)                   -           7.59

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
05/01(A)-12/31/2006               9.78 %      $ 64,653           43%            1.10 %        4.85 %         n/a %         n/a %

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
12/31/2006                       17.71         130,608             6            1.16          0.67           n/a           n/a
05/02(A)-12/31/2005              10.30          72,399             5            1.14          0.39           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
12/31/2006                       15.73         144,432            47            1.05          0.90           n/a           n/a
05/02(A)-12/31/2005              13.90          85,789            34            1.06          1.02           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
05/01(A)-12/31/2006               3.10         327,071           109 (f)        0.74          4.52           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class A
12/31/2006                       22.67         259,811            12            1.06          1.35           n/a           n/a
12/31/2005                       10.69         201,554            71            1.08          1.25           n/a           n/a
12/31/2004                       16.34          94,998            75            1.17          0.96          1.19          0.94
12/31/2003                       28.53          96,811           114            1.23          1.17          1.26          1.14
12/31/2002                      (20.58)         78,272           135            1.18          0.83          1.21          0.80

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs Short Duration Bond Fund is 118%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
12/31/2006                   $ 10.94         0.26        $ 3.23           $ 3.49    $ (0.08)            $ (0.33)         $ 14.02
12/31/2005                      9.29         0.13          1.59             1.72      (0.01)              (0.06)           10.94
12/31/2004                      7.65         0.07          1.65             1.72      (0.08)                   -            9.29
12/31/2003                      5.56            -          2.19             2.19      (0.10)                   -            7.65
12/31/2002                      7.75         0.07        (2.13)           (2.06)      (0.13)                   -            5.56

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
05/01(A)-12/31/2006            10.00         0.10          0.89             0.99           -                   -           10.99

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
12/31/2006                     13.54         0.07          1.89             1.96      (0.07)              (1.35)           14.08
12/31/2005                     14.66         0.07          1.24             1.31      (0.06)              (2.37)           13.54
12/31/2004                     13.16         0.02          3.21             3.23      (0.02)              (1.71)           14.66
12/31/2003                     10.23         0.04          2.92             2.96      (0.03)                   -           13.16
12/31/2002                     11.97         0.03        (1.72)           (1.69)      (0.03)              (0.02)           10.23

Class B
12/31/2006                     13.61         0.10          1.90             2.00      (0.03)              (1.35)           14.23
12/31/2005                     14.70         0.10          1.24             1.34      (0.06)              (2.37)           13.61
03/05(A)-12/31/2004            14.28         0.02          2.13             2.15      (0.02)              (1.71)           14.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
12/31/2006                     12.77            -          2.13             2.13           -              (2.63)           12.27
12/31/2005                     13.81       (0.01)          0.67             0.66           -              (1.70)           12.77
12/31/2004                     13.05       (0.02)          2.03             2.01      (0.01)              (1.24)           13.81
12/31/2003                      9.40         0.01          3.64             3.65           -                   -           13.05
12/31/2002                     11.40            -        (1.96)           (1.96)           -              (0.04)            9.40

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
12/31/2006                     10.75         0.48        (0.09)             0.39      (0.22)                   -           10.92
12/31/2005                     10.83         0.18          0.02             0.20      (0.22)              (0.06)           10.75
12/31/2004                     10.47         0.35          0.04             0.39      (0.03)                   -           10.83
12/31/2003                     10.48         0.23          0.07             0.30      (0.19)              (0.12)           10.47
01/15(A)-12/31/2002            10.00         0.36          0.50             0.86      (0.36)              (0.02)           10.48

Class B
12/31/2006                     10.70         0.50        (0.09)             0.41      (0.06)                   -           11.05
12/31/2005                     10.76         0.20          0.02             0.22      (0.22)              (0.06)           10.70
03/05(A)-12/31/2004            10.73         0.12          0.02             0.14      (0.11)                   -           10.76

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
12/31/2006                     31.98 %       $ 485,663            83 %          1.04 %       2.09 %          n/a %         n/a%
12/31/2005                       18.57         234,118            72            1.08         1.63            n/a           n/a
12/31/2004                       22.54          82,081            90            1.13         1.14            n/a           n/a
12/31/2003                       39.43          29,609           132            1.12         0.75            n/a           n/a
12/31/2002                      (26.59)          5,642           146            1.08         0.95            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
05/01(A)-12/31/2006               9.90          88,626            28            1.35         1.52            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
12/31/2006                       14.56         217,646            70            1.03         0.50            n/a           n/a
12/31/2005                        8.81         228,735            85            1.03         0.49            n/a           n/a
12/31/2004                       24.72         222,542           101            1.08         0.20           1.13          0.15
12/31/2003                       28.89         142,798            89            1.08         0.40           1.17          0.31
12/31/2002                      (14.08)         76,890            98            1.08         0.41           1.12          0.37

Class B
12/31/2006                       14.77           3,093            70            0.83         0.68            n/a           n/a
12/31/2005                        8.99             253            85            0.83         0.69            n/a           n/a
03/05(A)-12/31/2004              15.20              29           101            0.88         0.45           0.93          0.40

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
12/31/2006                       16.80         154,450            96            1.06         0.03            n/a           n/a
12/31/2005                        4.65         197,826            99            1.06        (0.07)           n/a           n/a
12/31/2004                       15.38         218,851           105            1.12        (0.20)          1.18         (0.26)
12/31/2003                       38.83         155,191            71            1.13         0.17           1.20          0.10
12/31/2002                      (17.22)         74,559            95            1.14        (0.03)          1.17         (0.06)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
12/31/2006                        3.64         247,489            65 (f)        0.61         4.42            n/a           n/a
12/31/2005                        1.85         180,542           361            0.61         3.46            n/a           n/a
12/31/2004                        3.74         116,440           215            0.61         3.31            n/a           n/a
12/31/2003                        2.87          83,547            71            0.60         3.29            n/a           n/a
01/15(A)-12/31/2002               8.55          34,286            77            0.60         4.12            n/a           n/a

Class B
12/31/2006                        3.85             692            65 (f)        0.41         4.65            n/a           n/a
12/31/2005                        2.04             147           361            0.41         3.66            n/a           n/a
03/05(A)-12/31/2004               1.35              17           215            0.41         3.38            n/a           n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund is 79%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
12/31/2006                     $8.32        $0.10        $ 1.30           $ 1.40     $ (0.12)           $ (0.82)          $ 8.78
12/31/2005                      8.80         0.05          0.33             0.38       (0.27)             (0.59)            8.32
12/31/2004                      7.93         0.07          0.82             0.89       (0.02)                 -             8.80
12/31/2003                      6.16         0.03          1.76             1.79       (0.02)                 -             7.93
12/31/2002                      8.21         0.04         (2.09)           (2.05)          -                  -             6.16

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
12/31/2006                     13.59         0.32          3.15             3.47       (0.37)             (0.15)           16.54
12/31/2005                     13.67         0.29          1.53             1.82       (0.27)             (1.63)           13.59
12/31/2004                     11.45         0.16          2.07             2.23       (0.01)                 -            13.67
12/31/2003                      8.44         0.10          3.04             3.14       (0.13)                 -            11.45
01/15 (A)-12/31/2002           10.00         0.15         (1.51)           (1.36)      (0.20)                 -             8.44

Class B
12/31/2006                     13.60         0.22          3.30             3.52       (0.09)             (0.15)           16.88
12/31/2005                     13.66         0.31          1.53             1.84       (0.27)             (1.63)           13.60
03/05(A)-12/31/2004            12.05         0.05          1.62             1.67       (0.06)                 -            13.66

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
12/31/2006                     14.21         0.14          1.24             1.38       (0.13)             (0.50)           14.96
12/31/2005                     13.28         0.09          1.51             1.60       (0.10)             (0.57)           14.21
12/31/2004                     11.47         0.06          1.75             1.81           -                  -            13.28
12/31/2003                      8.55         0.03          2.92             2.95       (0.03)                 -            11.47
01/15(A)-12/31/2002            10.00         0.06         (1.45)           (1.39)      (0.06)                 -             8.55

Class B
12/31/2006                     14.22         0.19          1.22             1.41       (0.06)             (0.50)           15.07
12/31/2005                     13.27         0.11          1.51             1.62       (0.10)             (0.57)           14.22
03/05(A)-12/31/2004            12.28         0.05          0.98             1.03       (0.04)                 -            13.27

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
12/31/2006                     10.68         0.16          1.45             1.61       (0.15)             (0.08)           12.06
12/31/2005                     10.66         0.13          0.34             0.47       (0.12)             (0.33)           10.68
12/31/2004                      9.84         0.12          0.87             0.99       (0.12)             (0.05)           10.66
12/31/2003                      7.79         0.03          2.13             2.16       (0.08)             (0.03)            9.84
01/15(A)-12/31/2002            10.00         0.05         (2.26)           (2.21)          -                  -             7.79

Class B
12/31/2006                     10.76         0.21          1.44             1.65       (0.06)             (0.08)           12.27
12/31/2005                     10.72         0.15          0.34             0.49       (0.12)             (0.33)           10.76
03/05(A)-12/31/2004            10.25         0.09          0.52             0.61       (0.09)             (0.05)           10.72

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
12/31/2006                       16.84 %      $ 77,608            43 %          0.80 %       1.15 %       n/a%           n/a%
12/31/2005                        4.24          62,053            46            0.80         0.96         n/a            n/a
12/31/2004                       11.27         181,444            67            0.78         1.17        0.78           1.17
12/31/2003                       29.09          89,068           124            0.87         0.87        0.89           0.85
12/31/2002                      (24.94)         42,071            63            0.89         0.69        0.90           0.68

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
12/31/2006                       25.58         497,487             2            0.66         2.11          n/a          n/a
12/31/2005                       13.31         294,677            43            0.66         2.08         n/a           n/a
12/31/2004                       19.49         298,098             3            0.66         1.83         n/a           n/a
12/31/2003                       37.31          97,126             2            0.65         1.59         n/a           n/a
01/15 (A)-12/31/2002            (13.60)         26,518            32            0.65         1.56         n/a           n/a

Class B
12/31/2006                       25.93           5,982             2            0.47         1.40         n/a           n/a
12/31/2005                       13.46             374            43            0.46         2.28         n/a           n/a
03/05(A)-12/31/2004              13.85              50             3            0.46         1.19         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
12/31/2006                        9.69         381,163            10            0.61         0.97        n/a            n/a
12/31/2005                       11.98         288,486            15            0.61         0.82        n/a            n/a
12/31/2004                       15.79         198,751            14            0.60         0.62        n/a            n/a
12/31/2003                       34.55          81,077            18            0.60         0.65        0.61          0.64
01/15(A)-12/31/2002             (13.94)         12,728            60            0.60         0.60        0.61          0.59

Class B
12/31/2006                        9.91           2,804            10            0.41         1.26        n/a            n/a
12/31/2005                       12.14             245            15            0.41         1.02        n/a            n/a
03/05(A)-12/31/2004               8.42              90            14            0.40         0.84        n/a            n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
12/31/2006                       15.08         559,179             1            0.60         1.42        n/a            n/a
12/31/2005                        4.37         427,375            14            0.61         1.30        n/a            n/a
12/31/2004                       10.06         361,845             7            0.60         1.49        n/a            n/a
12/31/2003                       27.79         190,338             9            0.60         1.22        0.61          1.21
01/15(A)-12/31/2002             (22.10)         46,776             2            0.60         1.15        0.61          1.14

Class B
12/31/2006                       15.29           9,547             1            0.40         1.74        n/a            n/a
12/31/2005                        4.63             537            14            0.41         1.50        n/a            n/a
03/05(A)-12/31/2004               5.91             239             7            0.40         2.07        n/a            n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS]

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
12/31/2006                   $ 13.44         0.15       $ 2.19            $ 2.34     $ (0.12)           $ (0.87)         $ 14.79
12/31/2005                     13.43         0.08         0.49              0.57       (0.09)             (0.47)           13.44
12/31/2004                     11.46         0.07         1.93              2.00           -              (0.03)           13.43
12/31/2003                      7.94         0.05         3.59              3.64       (0.04)             (0.08)           11.46
01/15(A)-12/31/2002            10.00         0.08        (2.06)            (1.98)      (0.08)                 -             7.94

Class B
12/31/2006                     13.42         0.20         2.16              2.36       (0.05)             (0.87)           14.86
12/31/2005                     13.39         0.10         0.49              0.59       (0.09)             (0.47)           13.42
03/05(A)-12/31/2004            12.33         0.06         1.08              1.14       (0.05)             (0.03)           13.39

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
12/31/2006                     13.53         0.08         2.21              2.29       (0.07)             (0.50)           15.25
12/31/2005                     11.92         0.08         1.56              1.64       (0.03)                 -            13.53
12/31/2004                     10.12         0.03         1.78              1.81       (0.01)                 -            11.92
12/31/2003                      7.20         0.03         2.89              2.92           -                  -            10.12
12/31/2002                      9.27         0.03        (2.10)            (2.07)          -                  -             7.20

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
12/31/2006                      9.41        (0.03)        0.49              0.46           -                  -             9.87
12/31/2005                      8.63        (0.02)        0.81              0.79       (0.01)                 -             9.41
12/31/2004                      8.28         0.01         0.34              0.35           -                  -             8.63
12/31/2003                      7.03        (0.03)        1.28              1.25           -                  -             8.28
12/31/2002                      9.41        (0.03)       (2.35)            (2.38)          -                  -             7.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
12/31/2006                     11.70         0.50        (0.10)             0.40       (0.44)             (G).00           11.66
12/31/2005                     11.96         0.27         0.02              0.29       (0.33)             (0.22)           11.70
12/31/2004                     11.76         0.17         0.36              0.53       (0.20)             (0.13)           11.96
12/31/2003                     11.60         0.13         0.42              0.55       (0.17)             (0.22)           11.76
12/31/2002                     10.66         0.24         0.70              0.94           -                  -            11.60

Class B
12/31/2006                     11.91         0.55        (0.13)             0.42       (0.11)             (G).00           12.22
12/31/2005                     12.15         0.29         0.02              0.31       (0.33)             (0.22)           11.91
03/05(A)-12/31/2004            12.02         0.08         0.22              0.30       (0.04)             (0.13)           12.15

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
12/31/2006                       17.49 %     $ 339,124            17 %           0.60 %       1.02 %         n/a %         n/a %
12/31/2005                        4.22         237,460            16             0.60         0.84           n/a           n/a
12/31/2004                       17.42         173,822            18             0.60         0.81           n/a           n/a
12/31/2003                       45.88          76,130            38             0.60         0.75           0.61         0.74
01/15(A)-12/31/2002             (19.79)         20,027            49             0.60         0.96           0.62         0.94

Class B
12/31/2006                       17.66           2,714            17             0.40         1.33           n/a           n/a
12/31/2005                        4.38             248            16             0.40         1.04           n/a           n/a
03/05(A)-12/31/2004               9.24              85            18             0.40         1.25           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
12/31/2006                       16.96         349,246            30             1.06         0.58           n/a           n/a
12/31/2005                       13.74         289,390            27             1.06         0.74           n/a           n/a
12/31/2004                       17.93         235,047            18             1.06         0.56           n/a           n/a
12/31/2003                       40.56         104,625            38             1.05         0.57           n/a           n/a
12/31/2002                      (22.33)         50,522            64             1.05         0.44           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
12/31/2006                        4.89          30,248            65             0.96        (0.30)          n/a           n/a
12/31/2005                        9.16          28,286            80             0.98        (0.30)          n/a           n/a
12/31/2004                        4.23          24,479           125             1.01         0.12           n/a           n/a
12/31/2003                       17.78          32,993            94             1.00        (0.49)          n/a           n/a
12/31/2002                      (25.29)         17,846            56             1.00        (0.49)          n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
12/31/2006                        3.38         760,176            63 (f)         0.81         4.20           n/a           n/a
12/31/2005                        2.40         571,892           183 (f)         0.81         3.15           n/a           n/a
12/31/2004                        4.45         390,124           163 (f)         0.81         1.72           n/a           n/a
12/31/2003                        4.78         317,301           147             0.80         2.02           n/a           n/a
12/31/2002                        8.85         211,362           116             0.80         3.23           n/a           n/a

Class B
12/31/2006                        3.57           6,953            63 (f)         0.60         4.51           n/a           n/a
12/31/2005                        2.52             174           183 (f)         0.60         3.36           n/a           n/a
03/05(A)-12/31/2004               2.46              30           163 (f)         0.61         3.09           n/a           n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond Fund is 352%, 409%, and 271% in 2004, 2005, and 2006, respectively.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
12/31/2006                   $ 20.06        $0.07       $ 2.69            $ 2.76    $ (0.09)                 $ -       $ 22.73
12/31/2005                     18.59         0.07         1.56              1.63      (0.16)                   -         20.06
12/31/2004                     16.54         0.20         1.96              2.16      (0.11)                   -         18.59
12/31/2003                     13.04         0.08         3.47              3.55      (0.05)                   -         16.54
12/31/2002                     17.18            -        (4.14)            (4.14)         -                    -         13.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
12/31/2006                      9.07        (0.02)        0.54              0.52          -                    -          9.59
12/31/2005                      8.09        (0.03)        1.01              0.98          -                    -          9.07
12/31/2004                      6.82        (0.04)        1.31              1.27          -                    -          8.09
12/31/2003                      5.11        (0.03)        1.74              1.71          -                    -          6.82
12/31/2002                      7.23        (0.04)       (2.08)            (2.12)         -                    -          5.11

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
12/31/2006                     18.09         0.17         2.19              2.36      (0.01)                   -         20.44
12/31/2005                     17.42         0.24         0.61              0.85      (0.18)                   -         18.09
12/31/2004                     16.09         0.24         1.33              1.57      (0.24)                   -         17.42
12/31/2003                     13.06         0.16         3.04              3.20      (0.17)                   -         16.09
12/31/2002                     16.50         0.16        (3.44)            (3.28)     (0.16)                   -         13.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (f)

Class A
12/31/2006                     12.80         0.04         1.95              1.99      (0.04)               (0.84)        13.91
12/31/2005                     11.89         0.25         0.76              1.01      (0.10)                   -         12.80
12/31/2004                     10.57         0.02         1.31              1.33      (0.01)                   -         11.89
12/31/2003                      8.44         0.06         2.20              2.26      (0.13)                   -         10.57
12/31/2002                     10.45         0.06        (1.97)            (1.91)     (0.10)                   -          8.44

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (f)

Class A
12/31/2006                     10.70         0.20         0.64              0.84      (0.18)               (0.07)        11.29
12/31/2005                     10.35         0.26         0.13              0.39      (0.03)               (0.01)        10.70
10/04(A)-12/31/2004            10.00         0.14         0.21              0.35          -                    -         10.35

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
12/31/2006                       13.75 %     $ 143,203           105 %        0.98 %       0.34 %           n/a %         n/a %
12/31/2005                        8.75         161,881           135          0.98         0.37             n/a           n/a
12/31/2004                       13.04         149,669            91          0.99         0.95            1.06           0.88
12/31/2003                       27.23         164,927            75          1.00         0.45            1.07           0.38
12/31/2002                      (24.10)        153,303           123          0.99         0.23            1.05           0.17

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
12/31/2006                        5.73          36,647           118          1.06        (0.24)            n/a           n/a
12/31/2005                       12.11          36,392            92          1.06        (0.38)            n/a           n/a
12/31/2004                       18.62          33,829           112          1.06        (0.62)           1.14          (0.70)
12/31/2003                       33.46          28,909           117          1.05        (0.52)           1.11          (0.58)
12/31/2002                      (29.32)         18,647           117          1.05        (0.62)           1.10          (0.67)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
12/31/2006                       13.03         165,734           145          0.97         0.92             n/a           n/a
12/31/2005                        4.91         181,363            79          0.97         0.97             n/a           n/a
12/31/2004                        9.76         215,615            46          0.97         1.24            1.01           1.20
12/31/2003                       24.55         309,732            68          0.98         1.16            1.03           1.11
12/31/2002                      (19.87)        256,100            62          0.98         1.06            1.01           1.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (f)

Class A
12/31/2006                       15.57         672,325            33          0.17         0.28             n/a           n/a
12/31/2005                        8.48         657,320            35          0.18         0.22             n/a           n/a
12/31/2004                       12.61         670,711            62          0.18         0.41             n/a           n/a
12/31/2003                       26.80         164,016             4          0.20         0.97             n/a           n/a
12/31/2002                      (18.26)         97,110            38          0.20         0.77             n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (f)

Class A
12/31/2006                        7.85         137,126            39          0.19         1.82             n/a           n/a
12/31/2005                        3.73          80,642            16          0.19         3.54             n/a           n/a
10/04(A)-12/31/2004               3.50          13,909            13          0.18        12.94             n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS


                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (f)

Class A
12/31/2006                   $ 12.56        $0.07       $ 1.71            $ 1.78    $ (0.07)            $(0.65)         $ 13.62
12/31/2005                     12.23         0.30         0.61              0.91      (0.13)             (0.45)           12.56
12/31/2004                     11.07         0.07         1.19              1.26      (0.06)             (0.04)           12.23
12/31/2003                      9.25         0.08         1.93              2.01      (0.19)                 -            11.07
12/31/2002                     10.70         0.08        (1.41)            (1.33)     (0.12)                 -              9.25

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (f)

Class A
12/31/2006                     11.04         0.17         0.97              1.14      (0.13)             (0.15)           11.90
12/31/2005                     10.54         0.24         0.29              0.53      (0.02)             (0.01)           11.04
10/04(A)-12/31/2004            10.00         0.11         0.43              0.54          -                  -            10.54

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (f)

Class A
12/31/2006                     12.13         0.12         1.36              1.48      (0.12)             (0.41)           13.08
12/31/2005                     11.67         0.34         0.41              0.75      (0.20)             (0.09)           12.13
12/31/2004                     10.91         0.12         0.92              1.04      (0.11)             (0.17)           11.67
12/31/2003                      9.48         0.10         1.58              1.68      (0.25)                 -            10.91
12/31/2002                     10.54         0.10        (0.99)            (0.89)     (0.17)                 -             9.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
12/31/2006                     15.75         0.42         1.73              2.15      (0.31)             (0.24)           17.35
12/31/2005                     17.12         0.34         0.58              0.92      (0.38)             (1.91)           15.75
12/31/2004                     15.55         0.36         1.33              1.69      (0.02)             (0.10)           17.12
12/31/2003                     13.14         0.32         2.51              2.83      (0.30)             (0.12)           15.55
12/31/2002                     14.00         0.42        (0.69)            (0.27)     (0.42)             (0.17)           13.14

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (f)

Class A
12/31/2006                       14.15 %     1,246,802            34 %          0.16 %       0.53 %       n/a %         n/a %
12/31/2005                        7.44       1,059,806            32            0.16         0.62         n/a           n/a
12/31/2004                       11.41       1,001,562            47            0.17         0.67         n/a           n/a
12/31/2003                       21.73         609,887             3            0.20         1.40         n/a           n/a
12/31/2002                      (12.40)        331,543            33            0.20         1.26         n/a           n/a


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (f)

Class A
12/31/2006                       10.39         314,249            35            0.19         1.44         n/a           n/a
12/31/2005                        4.99         157,719            11            0.18         3.13         n/a           n/a
10/04(A)-12/31/2004               5.40          19,873             0            0.18        11.25         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (f)

Class A
12/31/2006                       12.17       1,123,984            29            0.16         0.97         n/a           n/a
12/31/2005                        6.41         861,543            21            0.17         1.39         n/a           n/a
12/31/2004                        9.58         619,106            38            0.18         1.20         n/a           n/a
12/31/2003                       17.75         402,322             2            0.20         1.79         n/a           n/a
12/31/2002                      (8.48)         227,833            31            0.20         1.75         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL/SELECT BALANCED FUND

Class A
12/31/2006                       13.65         439,868            46 (g)        0.79         2.55         n/a           n/a
12/31/2005                        5.30         396,350            42 (g)        0.79         2.22         n/a           n/a
12/31/2004                       10.88         381,316           121            0.80         2.42         n/a           n/a
12/31/2003                       21.57         303,892            54            0.80         2.49        0.81           2.48
12/31/2002                       (1.93)        217,013            68            0.81         2.98        0.81           2.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.

(d) Portfolio Turnover excludes dollar roll transactions.

(e) Calculated using the average shares method for the year ended December 31, 2006.

(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

(g) Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund is 142% and 64% in 2005 and 2006, respectively.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
12/31/2006                    $19.68       $ 0.07       $ 2.55           $ 2.62      $(0.07)               $ -           $ 22.23
12/31/2005                     19.41         0.08         0.29             0.37       (0.10)                 -            19.68
12/31/2004                     17.43         0.10         1.88             1.98           -                  -            19.41
12/31/2003                     14.06         0.13         3.24             3.37           -                  -            17.43
12/31/2002                     19.48         0.10        (5.38)           (5.28)      (0.14)                 -            14.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
12/31/2006                     20.63        (0.01)        0.96             0.95           -                  -            21.58
12/31/2005                     19.71        (0.05)        0.97             0.92           -                  -            20.63
12/31/2004                     17.65        (0.02)        2.08             2.06           -                  -            19.71
12/31/2003                     13.03        (0.04)        4.66             4.62           -                  -            17.65
12/31/2002                     18.55        (0.04)       (5.48)           (5.52)          -                  -            13.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                      1.00         0.04            -             0.04       (0.04)                 -              1.00
12/31/2005                      1.00         0.02            -             0.02       (0.02)                 -              1.00
12/31/2004                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2003                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2002                      1.00         0.01            -             0.01       (0.01)                 -              1.00

Class B
12/31/2006                      1.00         0.05            -             0.05       (0.05)                 -              1.00
12/31/2005                      1.00         0.02            -             0.02       (0.02)                 -              1.00
03/05(A)-12/31/2004             1.00         0.01            -             0.01       (0.01)                 -              1.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
12/31/2006                     16.90         0.25         3.28             3.53       (0.31)             (0.70)           19.42
12/31/2005                     16.71         0.17         1.20             1.37       (0.20)             (0.98)           16.90
12/31/2004                     14.70         0.12         2.05             2.17       (0.06)             (0.10)           16.71
12/31/2003                     10.97         0.11         3.71             3.82       (0.03)             (0.06)           14.70
09/30(A)-12/31/2002            10.00         0.06         0.91             0.97           -                  -            10.97

Class B
12/31/2006                     16.91         0.34         3.22             3.56       (0.11)             (0.70)           19.66
12/31/2005                     16.68         0.21         1.20             1.41       (0.20)             (0.98)           16.91
03/05(A)-12/31/2004            15.47         0.11         1.31             1.42       (0.11)             (0.10)           16.68
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
12/31/2006                       13.31 %     $ 160,207         116 %           1.10 %       0.35 %       n/a %         n/a %
12/31/2005                        1.91         188,593         264             1.10         0.30         n/a           n/a
12/31/2004                       11.36         217,952         296             1.11         0.58        1.21           0.48
12/31/2003                       23.97         197,288         120             1.13         0.70        1.18           0.65
12/31/2002                      (27.12)        206,070          65             1.07         0.45        1.10           0.42

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
12/31/2006                        4.60         186,424         89              0.99        (0.07)        n/a           n/a
12/31/2005                        4.67         216,007         77              0.99        (0.18)        n/a           n/a
12/31/2004                       11.67         295,491         154             1.00        (0.09)       1.02         (0.11)
12/31/2003                       35.46         257,852         78              1.04        (0.28)       1.08         (0.32)
12/31/2002                      (29.76)        215,884         117             1.02        (0.18)       1.10         (0.26)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                        4.49         269,095         n/a             0.59         4.42         n/a           n/a
12/31/2005                        2.71         258,452         n/a             0.60         2.66         n/a           n/a
12/31/2004                        0.78         237,815         n/a             0.61         0.81         n/a           n/a
12/31/2003                        0.46         184,440         n/a             0.69         0.47         n/a           n/a
12/31/2002                        1.07         214,520         n/a             0.69         1.07         n/a           n/a

Class B
12/31/2006                        4.70           2,955         n/a             0.39         4.80         n/a           n/a
12/31/2005                        2.91             469         n/a             0.40         2.88         n/a           n/a
03/05(A)-12/31/2004               0.91              38         n/a             0.40         1.57         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
12/31/2006                       20.86         481,805         34              0.84         1.37         n/a           n/a
12/31/2005                        8.15         277,461         29              0.86         1.41         n/a           n/a
12/31/2004                       14.77         154,283         136             0.86         1.50         n/a           n/a
12/31/2003                       34.80          54,532         16              0.85         1.81        0.88           1.78
09/30(A)-12/31/2002               9.70          18,004         9               0.85         2.24        0.98           2.11

Class B
12/31/2006                       21.05          12,976         34              0.64         1.76        n/a            n/a
12/31/2005                        8.41             158         29              0.65         1.62        n/a            n/a
03/05(A)-12/31/2004               9.22              27         136             0.66         1.73        n/a            n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
12/31/2006                    $19.44       $ 0.09       $ 2.57            $ 2.66      $ (0.09)            $ (0.17)        $ 21.84
12/31/2005                     18.36         0.04         1.08              1.12        (0.04)                 -            19.44
12/31/2004                     16.77         0.08         1.58              1.66        (0.07)                 -            18.36
12/31/2003                     12.85         0.02         3.90              3.92            -                  -            16.77
12/31/2002                     16.78         0.01        (3.92)            (3.91)       (0.02)                 -            12.85

Class B
12/31/2006                     19.50         0.14         2.58              2.72        (0.03)             (0.17)           22.02
12/31/2005                     18.38         0.06         1.10              1.16        (0.04)                 -            19.50
03/05(A)-12/31/2004            17.44         0.08         0.93              1.01        (0.07)                 -            18.38

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
12/31/2006                     29.64         0.05         1.96              2.01        (0.05)             (2.55)           29.05
12/31/2005                     27.87        (0.07)        4.01              3.94            -              (2.17)           29.64
12/31/2004                     24.89        (0.13)        4.61              4.48            -              (1.50)           27.87
12/31/2003                     18.05        (0.12)        7.08              6.96            -              (0.12)           24.89
12/31/2002                     23.12        (0.15)       (4.92)            (5.07)           -                  -            18.05

Class B
12/31/2006                     29.76         0.03         2.05              2.08        (0.01)             (2.55)           29.28
12/31/2005                     27.92         0.01         4.00              4.01            -              (2.17)           29.76
03/05(A)-12/31/2004            26.20        (0.03)        3.25              3.22            -              (1.50)           27.92

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
12/31/2006                     13.93         0.22         2.57              2.79        (0.13)             (0.97)           15.62
12/31/2005                     13.64         0.13         0.70              0.83        (0.11)             (0.43)           13.93
12/31/2004                     11.92         0.12         1.68              1.80        (0.08)                 -            13.64
12/31/2003                      9.22         0.06         2.70              2.76        (0.06)                 -            11.92
12/31/2002                     11.11         0.09        (1.96)            (1.87)           -              (0.02)            9.22

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class A
12/31/2006                      7.95         0.62         0.21              0.83        (0.56)                 -             8.22
12/31/2005                      8.51         0.62        (0.48)             0.14        (0.62)             (0.08)            7.95
12/31/2004                      8.03         0.17         0.49              0.66        (0.18)                 -             8.51
12/31/2003                      6.98         0.75         1.05              1.80        (0.75)                 -             8.03
12/31/2002                      7.42         0.87        (0.44)             0.43        (0.87)                 -             6.98

Class B
12/31/2006                      8.12         0.66         0.21              0.87        (0.18)                 -             8.81
12/31/2005                      8.66         0.64        (0.48)             0.16        (0.62)             (0.08)            8.12
03/05(A)-12/31/2004             8.15         0.14         0.41              0.55        (0.04)                 -             8.66

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
12/31/2006                        3.70 %     $ 750,771            46 %          0.90 %        0.46 %       n/a %           n/a %
12/31/2005                        6.09         732,553            41            0.91          0.24         n/a             n/a
12/31/2004                        9.89         606,885            37            0.92          0.51        0.93            0.50
12/31/2003                       30.54         474,046            36            0.92          0.14        0.95            0.11
12/31/2002                      (23.33)        316,367            46            0.92          0.06        0.94            0.04

Class B
12/31/2006                       13.95          32,185            46            0.70          0.64         n/a             n/a
12/31/2005                        6.30             193            41            0.70          0.45         n/a             n/a
03/05(A)-12/31/2004               5.81              24            37            0.73          1.21        0.74            1.20

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
12/31/2006                        6.76         625,869            37            1.02          0.16         n/a            n/a
12/31/2005                       14.10         623,382            30            1.02         (0.32)        n/a            n/a
12/31/2004                       18.03         541,739            34            1.02         (0.55)       1.04          (0.57)
12/31/2003                       38.60         379,541            43            1.03         (0.60)       1.04          (0.61)
12/31/2002                      (21.93)        248,327            42            1.03         (0.67)       1.04          (0.68)

Class B
12/31/2006                        6.97          24,998            37            0.81          0.08         n/a             n/a
12/31/2005                       14.32             276            30            0.82         (0.12)        n/a             n/a
03/05(A)-12/31/2004              12.32              33            34            0.81         (0.24)       0.82          (0.25)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
12/31/2006                       20.11         681,711            26            0.96          1.48         n/a             n/a
12/31/2005                        6.07         544,901            29            0.97          1.08         n/a             n/a
12/31/2004                       15.12         485,126            42            0.99          1.01        1.01            0.99
12/31/2003                       29.97         404,470            28            1.00          1.05        1.02            1.03
12/31/2002                      (16.84)        220,106            38            1.00          0.97        1.02            0.95

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class A
12/31/2006                       10.51         365,753            62            0.80          7.49         n/a             n/a
12/31/2005                        1.69         276,421            33            0.81          7.39         n/a             n/a
12/31/2004                        8.22         284,949           149            0.83          6.97         n/a             n/a
12/31/2003                       25.79          19,464            72            0.90          8.47         n/a             n/a
12/31/2002                        5.76          17,079            77            0.90          8.88         n/a             n/a

Class B
12/31/2006                       10.72           4,443            62            0.59          7.60         n/a             n/a
12/31/2005                        1.89             214            33            0.60          7.60         n/a             n/a
03/05(A)-12/31/2004               6.84              13           149            0.63          7.20         n/a             n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class A
12/31/2006                   $ 11.08       $ 0.54      $ (0.01)           $ 0.53    $ (0.01)                 $ -         $ 11.60
12/31/2005                     11.47         0.44        (0.14)             0.30      (0.48)               (0.21)          11.08
12/31/2004                     11.40         0.56         0.23              0.79      (0.53)               (0.19)          11.47
12/31/2003                     10.63         0.49         0.95              1.44      (0.52)               (0.15)          11.40
12/31/2002                     10.41         0.65         0.22              0.87      (0.65)                   -           10.63

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class A
12/31/2006                     11.07         0.46        (0.10)             0.36          -                    -           11.43
12/31/2005                     11.31         0.41        (0.14)             0.27      (0.41)               (0.10)          11.07
12/31/2004                     11.47         0.54        (0.10)             0.44      (0.53)               (0.07)          11.31
12/31/2003                     11.89         0.45        (0.31)             0.14      (0.42)               (0.14)          11.47
12/31/2002                     11.17         0.42         0.86              1.28      (0.42)               (0.14)          11.89

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class A
12/31/2006                        4.77 %     $ 460,890           113 %          0.92 %       4.81 %         n/a %         n/a %
12/31/2005                        2.62         338,943            97 (f)        0.93         4.44           n/a           n/a
12/31/2004                        6.91         236,706            74 (f)        0.94         4.63           n/a           n/a
12/31/2003                       13.53         197,923            61            0.95         5.03           n/a           n/a
12/31/2002                        8.38         125,881            83            0.95         6.22           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class A
12/31/2006                        3.25         235,088           114 (f)        0.79         4.16           n/a           n/a
12/31/2005                        2.45         214,590            39 (f)        0.79         3.76           n/a           n/a
12/31/2004                        3.85         197,863            65 (f)        0.79         3.92           n/a           n/a
12/31/2003                        1.18         257,274            44            0.78         3.26           n/a           n/a
12/31/2002                       11.47         304,265            36            0.78         4.26           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Western Strategic Bond Fund and JNL/Western U.S. Government & Quality Bond Fund for 2006 was 570% and 524%, for 2005 was 453% and 487%, and for 2004 was 423% and 643%,
respectively.

                                   PROSPECTUS

                                 APRIL 30, 2007

                                JNL SERIES TRUST

You can find more information about the Trust in:

          o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated April 30, 2007, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.


The Trust's SEC file number is: 811-8894

--------
* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

(1) Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell 2000 Index.

(1) MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

                                   PROSPECTUS
                                 CLASS B SHARES
                                 April 30, 2007
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust").

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Credit Suisse Global Natural Resources Fund
JNL/Credit Suisse Long/Short Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FI Balanced Fund (FORMERLY, JNL/FMR BALANCED FUND)
JNL/FI Mid-Cap Equity Fund (FORMERLY, JNL/FMR MID-CAP EQUITY FUND)
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)
JNL/PPM America Value Equity Fund (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund


EACH FUND OFFERS TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS B SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company ("Jackson"). The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

                                 ---------------

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION  OF EACH FUND,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE;  PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST..............................................................................................213

MANAGEMENT   OF   THE   FUNDS;   FUND   EXPENSES;   SUB-ADVISORY   ARRANGEMENTS;
ADMINISTRATIVE  FEE,  CLASSES OF SHARES;  DISTRIBUTION  PLAN;  THE  DISTRIBUTOR;
INVESTMENT  IN TRUST SHARES;  "MARKET  TIMING"  POLICY;  DISCLOSURE OF PORTFOLIO
SECURITIES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS................................................................................................221

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.


                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

7.39%     8.07%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 8.44% (4th quarter of 2004) and its lowest quarterly return was -3.92% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- -------------------- -------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------- -------------------- -------------------
JNL/AIM Large Cap Growth Fund (Class B)                                          8.07%                8.18%
S&P 500 Index                                                                   15.79%                9.45%
Russell 1000 Growth Index                                                        9.15%                5.72%
------------------------------------------------------------------------- -------------------- -------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                             0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                  0.81%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $83
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $259
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $450
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,002
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc., was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts ("REITs") that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering ("IPO") market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

          o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

               The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o INVESTMENT IN IPOS. The Fund may participate in the IPO market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B
                                [OBJECT OMITTED]

36.59%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 14.33% (1st quarter of 2006) and its lowest quarterly return was 0.60% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ -------------------- --------------------
                                                                               1 year           Life of Class*
------------------------------------------------------------------------ -------------------- --------------------
JNL/AIM Real Estate Fund (Class B)                                              36.59%               32.58%
MSCI US REIT Index                                                              36.03%               30.43%
FTSE NAREIT Index                                                               35.05%               29.95%
------------------------------------------------------------------------ -------------------- --------------------

The MSCI US REIT Index and FTSE NAREIT Index are broad-based, unmanaged indices. The NAREIT universe includes as eligible securities all tax qualified REITS with common shares traded on NYSE, AMEX or NASDAQ National Market List. The companies in these companies must be valued at over $100 million, and meet minimum liquidity rules.

Effective December 31, 2006, the Fund replaced the MSCI REIT Index (the "Prior Index") with the FTSE NAREIT Index (the "New Index") as its benchmark. In June 2005, responsibility for maintaining the Prior Index was transitioned from Morgan Stanley to MSCI. Since the transition, information made publicly available by MSCI has been limited and generally includes the daily price change of the Prior Index. NAREIT recently hired FTSE to manage the New Index. Daily pricing and constituent securities information for the New Index are publicly available and allow managers for the Fund to conduct a detailed analysis of the New Index's total return and attribution.

*The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.83%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $85
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $265
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $460
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,025
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub-Sub-Adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St., N.E., Atlanta, Georgia 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2006, IINA and its affiliates managed approximately $203 billion in total assets. As of December 31, 2006, AMVESCAP managed approximately $463 billion in total assets.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1989.

     o Ping Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with AIM and/or its affiliates since 1998.

     o Paul Curbo, CFA, Portfolio Manager, has been responsible for the Fund since January 2007 and has been associated with AIM and/or its affiliates since 1998.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

A I M is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

8.73%     14.74%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 13.25% (4th quarter of 2004) and its lowest quarterly return was -8.77% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ --------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------ --------------------- --------------------
JNL/AIM Small Cap Growth Fund (Class B)                                         14.74%                9.55%
Russell 2000 Growth Index                                                       18.50%                8.16%
------------------------------------------------------------------------ --------------------- --------------------

The Russell 2000 Growth Index is a style specific index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.96%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
                                                                                                  $98
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $306
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $531
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,178
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Credit Suisse Global Natural Resources Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal conditions a minimum of 95% (or the majority of its assets) of its assets in worldwide companies active in the extraction, production, processing and trading of the following products: chemicals, building materials, metal and other raw materials, timber and paper products, containers and packaging as well as companies in the energy resources sector. Furthermore, the Fund may invest in companies which obtain the majority of their revenues by financing the above activities.

The Fund may invest up to 15% of its net assets, irrespective of currency and regardless of the issuer's country of origin, in convertible and warrant bonds, providing the associated rights confer entitlement to the subscription of shares in companies in which the Fund is permitted to invest under terms of its investment policy.

Furthermore, the Fund may invest in listed and equity-linked notes, providing the underlying equities relate to companies permitted under the terms of the Fund's investment policy. Investments in equity-linked notes, together with convertible and warrant bonds, may not exceed 15% of the net assets of the Fund.

No single holding of the Fund may be in excess of 10% of a company's total value. It is required that 70% of the Fund's assets are to be held in stocks that are included in the MSCI Index customized benchmark. The exposure to a stock, which is not included in the benchmark, may not be actively increased beyond 3% of the Fund's assets at the time of purchase. The Fund is not permitted to hold more than 4% of its assets in a single position that is not included in the benchmark. The Fund pursues a target of 2.0% excess return over the benchmark, with a range of active risk ("Tracking Error") of 3.0-6.0%.

Below are the sub-sector investment guidelines for the Fund and its MSCI Index customized benchmark:

MSCI Metals & Mining Index:   Benchmark Weighting = 50%    Fund Range = 35 - 65%
MSCI Oil & Gas Index:         Benchmark  Weighting  = 25%  Fund Range = 15 - 35%
MSCI Paper & Forest  Index:   Benchmark  Weighting = 15%   Fund Range = 10 - 20%
MSCI  Chemicals Index:        Benchmark Weighting = 10%    Fund Range = 5 - 15%

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.86%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $88
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $274
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major country, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Global Natural Resources Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Group ("CSG"). CSG's office is located at Giesshubelstrasse 30, PO Box 800, Zurich, Switzerland, CH-8070.

In connection with Credit Suisse's service as Sub-Adviser to the Fund, Credit Suisse Asset Management Limited ("Credit Suisse Limited") will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by Credit Suisse from time to time. Credit Suisse Limited is compensated by Credit Suisse at no additional expense to the Trust. Credit Suisse Limited is located at One Cabot Square, London, UK E14 4QJ.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Jay Bhutani and Neil Gregson.

Neil Gregson, Managing Director, in 2006 became the Head of Global Emerging Market Equities and Chief Investment Officer for Equities in Emerging Europe, the Middle East and Africa. Mr. Gregson has been a manager of the Fund since its inception. Since 2000, Mr. Gregson has served as lead portfolio manager for the Credit Suisse Global Natural Resources Strategy. Prior to joining Credit Suisse in 1990, Mr. Gregson served as an Investment Analyst in Johannesburg. Previously, Mr. Gregson was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson earned a BSc (Hons.) in Mining Engineering from Nottingham University. Mr. Gregson is a member of the Association of Investment Management Research and was a member of its Council from 1997 to early 1999.

Vipin Ahuja, Director, who joined the team in 2007 as a global energy analyst and portfolio manager of the Fund. He joined Credit Suisse from HSBC where he was a Senior Global Oil & Gas Analyst and was consistently ranked top 5 in internal client rankings from April 2005 to April 2007. Prior to joining HSBC, he worked as a Senior Oil & Gas Analyst at Dresdner Kleinwort from February 1998 to March 2005, Deutsche Morgan Grenfell from 1992 to 1997, and DSP Merrill Lynch Ltd from 1992 to 1997. Prior to joining the securities industry in 1992, he worked as a chemical engineer at Gea Wiegand GmbH in New Delhi. He holds a BTech in Chemical Engineering from the Indian Institute of Technology (IIT) and an MBA from the Indian Institute of Management (IIM). Mr. Ahuja is a member of the Association of Investment Management Research and is a CFA Charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory and sub-sub advisory agreements is available in the Fund's Annual Report dated December 31, 2006.

JNL/CREDIT SUISSE LONG/SHORT FUND

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/Credit  Suisse
Long/Short Fund is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's principal investment strategy is to employ a proprietary, quantitative multi-factor model to select an equity portfolio with long-run average total returns greater than the benchmark Standard & Poor's ("S&P") 500 Index and with investment risk similar to the S&P 500 Index. The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of
factors  in  the   multi-factor   stock  selection   model.  The  Fund's  active
quantitative equity management strategy allows the portfolio simultaneously invest in stocks and to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks. The strategy employed by this Fund is a natural expansion of enhanced indexing and long/short strategies, referred to as the US Equity - Short Extension strategy. This strategy offers the portfolio management team increased flexibility to express their views on certain equities while maintaining--to a large degree--the S&P 500 Index's risk factors, such as sector and industry exposures.

The Sub-Adviser employs symmetric long and short stock positions around a full market exposure to the S&P 500 Index. Long positions are typically held at 120% of the underlying stock portfolio, and the short constraint is relaxed to a degree allowing short positions of 20% of the underlying stock portfolio. The portfolio, including the net short positions, therefore maintains an expected beta of one to the S&P 500 Index while capturing better performance, in the long-run, than the S&P 500 Index.

With this 120/20 approach, the Sub-Adviser pursues a performance target range of 2.0-3.5% excess return over the S&P 500 Index with a volatility range of 2.0-4.0% over the S&P 500 Index. The Strategy thus strives to achieve an information ratio between 0.75-1.00.

The Sub-Adviser will predominantly invest in large-cap US equities, employing an investment-universe encompassing the constituents of the S&P 500 Index. In addition, the Sub-Adviser in general will maintain characteristics - risk factor exposures, sector and industry weights, etc. - similar to those of the S&P 500 Index.

INVESTMENT PROCESS
     The Sub-Adviser adheres to rigorous and disciplined portfolio construction and risk management. The strategy employs a transparent and innovative quantitative equity investment process, encompassing four steps: (1) formulation of investment views, (2) construction of expected returns, (3) portfolio optimization and implementation, (4) performance monitoring and attribution analysis.

     The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of factors in the Sub-Adviser's proprietary multi-factor stock selection model. The Portfolio Managers' also utilize their discretion in their selection of portfolio implementation parameters and implementation of short positions in the portfolio.

STEP 1: FORMULATING INVESTMENT VIEWS
     The Sub-Adviser utilizes five distinct factor groups - (Valuation, Profitability, Growth, Momentum, and Capital-Use & Balance Sheet Quality) to construct investment views and forecast stock returns. The selection of these factor groups was determined by the Sub-Adviser through rigorous quantitative research. Each one of the five factor groups is composed of a set of individual fundamental factors that broadly measure similar information. For example, the Valuation factor group includes measures such as price-to-earnings ratio and price-to-cash flow ratio, both of which relate information about the value (i.e. expensiveness or cheapness) of a company. The Profitability factor group includes ratios such as return on equity and return on invested capital, both of which describe a company's returns to capital, or profitability.

STEP 2: CONSTRUCTING THE EXPECTED RETURNS
     The second step of the investment process involves calculating the expected returns of individual stocks given the investment views. Expected returns are simultaneously calculated for each and every stock in the investment universe according to the following procedures: (a) scoring each stock on the basis of its attractiveness by each of the five factor groups; (b) applying a set of weights to the five scores from (a) based on each stock's unique characteristics; and (c) making a final adjustment to the expected return of each stock given the risks of each stock, i.e., integrating the risk and reward profiles of the companies by penalizing higher risk stocks and rewarding lower risk stocks. The set of expected returns constructed above reflects the Portfolio Managers' best estimate of the relative attractiveness of each stock in the investment universe.

STEP 3: PORTFOLIO CONSTRUCTION AND IMPLEMENTATION
     Portfolio construction and implementation is the third step of the investment process. The expected returns constructed above and the risk model are combined in an optimization software with client investment guidelines to derive the optimal portfolio. The portfolio optimization defines the Sub-Adviser's buys and sells. In general, the investment guideline or restrictions on the Short-Extension Strategy will be added as constraints in the portfolio optimization process to ensure the adherence to investment guideline. The portfolio optimization also ensures that risk characteristics of the portfolio, including sector, industry and risk index exposure, to be similar to those of benchmark and to be within that of the investment guideline.

     Portfolio implementation follows the portfolio construction. A defined trading strategy is selected and closely followed, with trade controls (post-trade analysis) and implementation based on the principles of best execution being paramount to the successful construction of the client portfolio.

STEP 4: PERFORMANCE MONITORING AND ATTRIBUTION ANALYSIS
     An extensive performance monitoring and attribution analysis process is the final step of the investment process. The performance of the five factor groups is monitored on a daily basis, as is the portfolio's exposure to those factor groups. Expected tracking error, market risk and company-specific risk components, client constraints, benchmark changes, corporate actions, and cash management are among the issues monitored and addressed on a daily basis by the portfolio management team. In addition, regular investment updates of the sources of risk of the Fund and refinements to the stock selection process are considered integral to the ongoing management of client assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o SHORT SALES RISK. The Fund may take positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop. Because they expose the Fund to risks associated with securities it does not own, short positions involve speculative exposure risk. As a result, if the Fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

          o SPECULATIVE EXPOSURE RISK. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         1.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.50%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year. The amount includes the estimated costs associated with the Fund's short sales on equity securities. The percentage shown represents estimates for the Fund's initial year of operations and assumes that the Fund maintains short equity positions of approximately 20% of its net assets. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Dividend expense on short sales is estimated to be 0.37% of the 0.50%. In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions, which is estimated to be 0.12% of the 0.50%. The Fund's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $153
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $474
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Long/Short Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Equity Fund Management Company ("CSEFMC"). CSEFMC's registered office is in Luxembourg, at 5 rue Jean Monnet.

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the Fund. The current group members are Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead portfolio managers of the Credit Suisse Quantitative Strategies Group. Each portfolio manager has served in such capacity since the Fund's inception.

Joseph Cherian, Managing Director, has been a member of the team since 2006. Since 2004, he has been the Global Head of the Quantitative Strategies Group. Prior to joining Credit Suisse, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of Finance at Boston University. Mr. Cherian holds a BS in Mechanical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (formerly, the Association for Investment Management Research
- AIMR).

William Weng, Director, has been a member of the team since 2006. Since 2004, he has been a Senior Quantitative Analyst in the Quantitative Strategies Group. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, a MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a member of the team since 2006. Since 2004, he has been a portfolio manager in the Quantitative Strategies Group, since 2004, where he focuses on U.S. equity investment products. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA with a concentration in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the portfolio managers believe have the potential for growth over the intermediate and long-term. The Fund may also invest in preferred stocks and convertible securities that the portfolio managers believe may permit the Fund to achieve its investment objective. The Fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers' strategy combines a "bottom up" research process with a relative-valuation discipline in purchasing stocks. In general, the Fund's portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the Fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the Fund's ability to achieve its investment objective may be affected adversely.

The Sub-Adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

3.56%     12.53%
-----     -----
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 11.55% (4th quarter of 2004) and its lowest quarterly return was -4.58% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------- ------------------- -------------------
                                                                                 1 year          Life of Class*
-------------------------------------------------------------------------- ------------------- -------------------
JNL/Eagle Core Equity Fund (Class B)                                            12.53%                6.96%
S&P 500 Index                                                                   15.79%                9.45%
-------------------------------------------------------------------------- ------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                         0.73%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                              0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                   0.74%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee reflects a reduction that was effective October 2, 2006.
** Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $76
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $237
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $411
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $918
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as Sub-Adviser, Eagle supervises and manages the investment portfolio of the Fund. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the Large Cap Core Fund. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years. Mr. Skeppstrom has primary responsibility for companies within the consumer staples, communications, financials and leisure sectors; (2) Mr. John Jordan III is a Vice President and portfolio co-manager since joining Eagle in April 2001. Prior to joining Eagle, Mr. Jordan served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Jordan covers companies within the capital goods/industrials, basic industry, consumer discretionary and communications/networking equipment sectors; (3) Mr. Craig Dauer is a Vice President and has co-portfolio management responsibilities since joining in April 2001. Prior to joining Eagle, Mr. Dauer served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Dauer is responsible for covering pharmaceuticals, medical devices, consumer staples and retailers; and (4) Mr. Robert Marshall is a Vice President since joining Eagle in September 2002. From 1995 to 2002, Mr. Marshall served as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Marshall covers cyclical growth companies, technology (enterprise hardware, semiconductors, computer services and software) and brokerages.

Each portfolio manager is responsible for actively researching companies within their individual areas of expertise and uses intensive fundamental analysis to develop proprietary earnings and valuation models for each company he follows. The team applies this relative-valuation approach consistently across the portfolio every day. Initial recommendations on a course of action are made by the portfolio co-manager responsible for each sector. Buy-and-sell decisions are made in consultation with the team. As managing director, Mr. Skeppstrom ultimately authorizes all co-managers' buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/EAGLE SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The Sub-Adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The Sub-Adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.71%     20.34%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.28% (1st quarter of 2006) and its lowest quarterly return was -5.92% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------ -------------------
                                                                                  1 year          Life of Class*
---------------------------------------------------------------------------- ------------------ -------------------
JNL/Eagle SmallCap Equity Fund (Class B)                                           20.34%             11.60%
Russell 2000 Growth Index                                                          13.41%              8.16%
---------------------------------------------------------------------------- ------------------ -------------------

The Russell 2000 Growth Index is a style specific index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.83%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses**                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.85%
------------------------------------------------------------------------------------------------ --------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                   $87
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $271
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $471
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,049
--------------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, a Senior Vice President, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 as a Senior Vice President and has portfolio management responsibilities for its small cap equity accounts. He was appointed a Managing Director in June 1999. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund. As portfolio manager, Mr. Boksen dedicates the majority of his time to investment research and portfolio management and acts as a generalist, covering a variety of different issues. The research analysts and portfolio manager are responsible for performing in-depth fundamental research for the portfolio. Mr. Boksen relies upon a team of research analysts for in-depth company information. The research analysts are specialists, assigned to specific industries. Team members meet on a daily basis to discuss investment candidates, as well as securities in the portfolio. Mr. Boksen retains final authority for all buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI BALANCED FUND (FORMERLY JNL/FMR BALANCED FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), manages the Fund to maintain a balance between stocks and bonds. When Pyramis 's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. Pyramis may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, Pyramis's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, Pyramis is not constrained by any particular investment style. In buying and selling securities for the Fund, Pyramis generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

Pyramis may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. Pyramis may invest the Fund's assets in investment-grade debt securities by investing in other funds. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o GROWTH RISK. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

10.31%     10.98%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.88% (4th quarter of 2004) and its lowest quarterly return was -1.55% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ---------------------- ----------------------
                                                                               1 year             Life of Class*
----------------------------------------------------------------------- ---------------------- ----------------------
JNL/FI Balanced Fund (Class B)                                                10.98%                 10.12%
S&P 500 Index                                                                 15.79%                  9.45%
Lehman Brothers Government/Corporate Bond Index                                4.84%                  3.15%
Balanced Hybrid Composite**                                                   12.96%                 27.02%
----------------------------------------------------------------------- ---------------------- ----------------------

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.
* The Class B shares of the Fund began operations on March 5, 2004.
** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.75%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.02%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.77%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $79
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $246
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $428
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $954
----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Balanced Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Larry Rakers is a Vice President and portfolio manager for Fidelity Investments. He manages Fidelity Balanced Fund, Fidelity Advisor Balanced Fund and VIP:
Balanced Portfolio. Mr. Rakers joined Fidelity as an equity research analyst in 1993. Mr. Rakers managed Fidelity Select Computers Portfolio and Fidelity Advisor Technology Portfolio from January 2000 and Fidelity Select Technology Portfolio from February 2000 until June 2001. He was named a Vice President in June 2001 when he started managing the Fidelity Convertible Securities Fund. He was also technology sector leader from January 2000 to June 2001. Mr. Rakers also managed Fidelity Convertible Securities Fund from June 2001 until February 2002, when he assumed management responsibility for Fidelity Balanced Fund. He began managing Fidelity Advisor Balanced Fund and VIP: Balanced Portfolio in June 2005. Before joining Fidelity, Mr. Rakers was a project engineer for Loral Corporation in Lexington, Massachusetts, from 1986 to 1993. Mr. Rakers received bachelor of science and master of science degrees in metallurgical engineering from the University of Illinois in 1985 and 1987 respectively. He also received an MBA from Northeastern University in 1993.

Brett Kozlowski is vice president and Co-Manager of the Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI MID-CAP EQUITY FUND (FORMERLY JNL/FMR MID-CAP EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Mid-Cap Equity Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), normally invests 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Fund, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets tis definition after purchase continue to be considered to have a medium market capitalization for the purposes of the 80% policy. The size of the companies in each index changes with the market conditions and the composition of the index. Although Pyramis focuses on investing the Fund's assets in securities issued by medium-sized companies, Pyramis may also make investments in securities issued by larger or smaller companies.

Pyramis normally invests a majority of the Fund's equity assets in medium-sized companies. Pyramis may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Pyramis is not constrained by any particular investment style. At any given time, Pyramis may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

6.34%     12.31%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.53% (4th quarter of 2004) and its lowest quarterly return was -4.20% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ --------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------ --------------------- --------------------
JNL/FI Mid-Cap Equity Fund (Class B)                                            12.31%                11.43%
S&P MidCap 400 Index                                                            10.35%                11.20%
------------------------------------------------------------------------ --------------------- --------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.82%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                            $84
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $262
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $455
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,014
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Mid-Cap Equity Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Global Growth Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

An equity security or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to shareholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Fund also invests in depository receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

In addition to the Fund's main investments, depending upon current market conditions, the Fund may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally to pay interest to the holder. Bonds, notes and debentures are examples of debt securities. In order to increase income to the Fund, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers.

The Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. No more than 5% of the Fund's total assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for this Fund, the Sub-Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Sub-Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.90%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.91%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $93
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $290
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Global Growth Fund is Templeton Global Advisors Limited ("Global Advisors"), Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Murdo Murchison, CFA (EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Mr. Murchison has research responsibilities for the media industry as well as European banks. He joined Franklin Templeton Investments in 1993. Mr. Murchison earned a bachelor of law degree, with honors, from Edinburgh University, and went on to Glasgow University to obtain his diploma of legal practice. He is a Chartered Financial Analyst (CFA) Charterholder.
     o Jeffrey A. Everett, CFA (PRESIDENT AND DIRECTOR OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. He is responsible for all investment strategies and portfolio management activities for portfolios managed by Templeton's Global Equity investment professionals, who work from the eight global offices of the Templeton Global Equity Group. He joined Franklin Templeton Investments in 1989. Mr. Everett earned a B.S. in Finance from Pennsylvania State University and is a Chartered Financial Analyst (CFA) Charterholder.
     o Lisa F. Myers, CFA (VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Ms. Myers is the lead equity portfolio manager of Templeton Growth Fund. Ms. Myers also manages institutional separate accounts with international and global mandates. She is the coordinator of the global consumer team and has direct research responsibility for the global retail and textile and apparel industries. She joined Franklin Templeton Investments in 1996. Ms. Myers earned her B.A. from the University of Pennsylvania and her J.D. from Georgetown University, where she also taught legal research and writing. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and is a member of the CFA Institute.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P(R)") and Moody's Investors Service ("Moody's") are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase.

The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by foreign or a domestic company.

The Fund's manager searches for securities it deems to be undervalued or out-of-favor securities and believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

          o    Management strength, experience and track record;
          o    Responsiveness   to  changes  in  interest   rates  and  business
               conditions;
          o    Debt maturity schedules and borrowing requirements;
          o The company's changing financial condition and market recognition of the change; and
          o A security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations repurchase agreements, money market fund shares and other money market instruments. The Sub-Adviser also may invest these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

While the Fund does not concentrate in any one industry, it may make significant investments in the utilities, healthcare, and financial services sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER RATED SECURITIES. High-yield bonds, commonly referred to as "Junk Bonds", generally have more credit risk than higher-rated securities.

               Companies using high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

               The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

               High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when thy do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.90%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.90%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $92
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $287
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $498
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,108
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Income Fund is Franklin Advisers, Inc. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Edward D. Perks, CFA (VICE PRESIDENT OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1992.
     o Charles B. Johnson (CHAIRMAN OF THE BOARD OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1957.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

INVESTMENT  OBJECTIVE.  The investment  objective of the JNL/Franklin  Templeton
Mutual  Shares  Fund  is  capital   appreciation,   which  may  occasionally  be
short-term, and secondarily, income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the Sub-Adviser expects to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The Fund invests predominately (80% or more) in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

The Fund intends to invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets. In addition, from time to time, the Fund may use forward foreign currency exchange contracts to hedge against currency risks when the Sub-Adviser believes it would be advantageous to the Fund to do so. The Fund also may invest up to 15% of its net assets in securities with a limited trading market.

The Fund invests primarily in securities that the Sub-Adviser believes are trading at a discount to their intrinsic value. To a lesser extent, the Fund also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Fund generally purchases securities for investment purposes, the Sub-Adviser also may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Fund may benefit.

When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company's securities relative to the Sub-Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser's own analysis of the security's intrinsic value rather than coupon rate or rating of the security.

The Sub-Adviser may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o STOCK INVESTING RISK. Although this may not be the case in foreign markets, in the U.S. stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

          o VALUE INVESTING RISK. Value securities may not increase in price as anticipated by the Sub-Adviser, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Adviser believes will increase a security's market value do not occur.

               The Funds' bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered "cheap" in the Sub-Adviser's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

          o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES RISK. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

          o FOREIGN SECURITIES RISK. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SHORT SALE INVESTING RISK. The Fund may engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or is otherwise undervalued, and sells short the security that the Sub-Adviser believes is either expensive relative to the price of the other security or is otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. However, the Fund may also engage in uncovered short sales unrelated to an arbitrage strategy.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER-RATED AND UNRATED DEBT SECURITIES RISK. Securities rated below investment grade, sometimes called "junk bonds" and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in nondefaulted bonds. Purchasers of participations in undebtedness, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.86%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $88
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $274
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. The Sub-Adviser may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in U.S. or non- U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Mutual Shares Fund is Franklin Mutual Advisers, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Together, Franklin Mutual and its affiliates manage over $552 billion in assets as of December 31, 2006.

The following individuals are jointly responsible for the day-to-day management of the Fund. The portfolio manager for the Fund has primary responsibility for the investments of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio managers provide research and advice on the purchases and sales of individual securities and portfolio risk assessment. Mr. Langerman and Mr. Segal are co-portfolio managers for the Fund and Ms. Turner is an assistant portfolio manager for the Fund.

     o Peter A. Langerman (PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He rejoined Franklin Templeton Investments, an affiliate of Franklin Mutual in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Mr. Langerman graduated magna cum laude from Yale University, earning his B.A. in Russian studies. He holds a Master's degree in Accounting from New York University Graduate School of Business and received his Juris Doctor from Stanford University Law School.

     o Deborah A. Turner, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. Ms. Turner has been an assistant portfolio manager since 2001. Prior to that she was an Analyst from 1996 to 2001. She joined Franklin Templeton Investments in 1996. From 1993 to 1996, Ms. Turner was employed at Heine Securities Corporation as an Analyst. Ms. Turner has more than 13 years of experience in the investment management industry. Ms. Turner earned her B.A. in Economics from Vassar College. She is a Chartered Financial Analyst (CFA) Charterholder.

     o F. David Segal, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He is an analyst for Franklin Mutual Advisers specializing in the autos and auto parts, paper and forest products and special situations. He joined Franklin Templeton Investments in 2002. Previously, Mr. Segal was an analyst in the Structured Finance Group of MetLife from 1999 to 2002. He has 13 years of experience in the financial services industry. Mr. Segal earned his B.A. from the University of Michigan, Ann Arbor and an M.B.A. from New York University's Stern School of Business. He is a Chartered Financial Analyst (CFA) Charterholder. Mr. Segal is a member of the New York Society of Security Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts that they manage and their ownership of Fund shares.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

     o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;

     o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or

     o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) under $3.5 billion at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

17.93%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.86% (1st quarter of 2006) and its lowest quarterly return was -3.05% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------- ------------------- --------------------
                                                                                  1 year          Life of Class*
--------------------------------------------------------------------------- ------------------- --------------------
JNL/Franklin Templeton Small Cap Value Fund (Class B)                              17.93%              17.14%
Russell 2500 Value Index                                                           20.24%              20.38%
--------------------------------------------------------------------------- ------------------- --------------------

The Russell 2500 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.03%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.98%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $100
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $312
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $542
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,201
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By having significant investments in a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of the Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.
     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.
     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1988.
     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS CORE PLUS BOND FUND (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Core Plus Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (securities rated BB- or below by one nationally recognized statistical ratings organization or, if unrated, determined by the Sub-Adviser to be of comparable quality) (commonly referred to as "junk bonds"), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The
Fund does not currently intend to invest more than 75% of assets in non-investment grade securities. For purposes of this 75% constraint, the Fund will not deem a security to be non-investment grade if one NRSRO rates the security as investment grade.

The Sub-Adviser uses duration management as a fundamental part of the management for this Fund. Generally, the Sub-Adviser expects to track the duration of the Lehman Brothers Aggregate Bond Index (plus or minus 1.5 years) although the securities held may have short, intermediate, and long terms to maturity. The Fund's average duration will not likely exceed 6 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, Goldman Sachs Asset Management, L.P. ("GSAM(R)") replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.87%     4.94%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.94% (3rd quarter of 2006) and its lowest quarterly return was -0.68% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------ ----------------- ------------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------ ----------------- ------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class B)                                     4.94%             4.52%
Lehman Brothers Aggregate Bond Index                                                4.33%             3.28%
------------------------------------------------------------------------------ ----------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.70%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.70%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $72
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $224
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $390
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $871
------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund is GSAM, 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. and Global Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

     o James B. Clark (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994 after working as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to becoming co-head of the US Fixed Income Team, James headed the portfolio management group specializing in mortgage-backed and asset-backed securities.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/GOLDMAN SACHS MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $849 million and $21.7 billion Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

16.06%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 8.45% (4th quarter of 2006) and its lowest quarterly return was -1.32% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund (Class B)                                   16.06%               18.27%
Russell Mid Cap Value Index                                                      15.64%               21.19%
------------------------------------------------------------------------- -------------------- --------------------

The Russell Mid Cap Value Index is a broad-based, unmanaged index. *The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.84%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.86%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $88
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $274
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $477
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,061
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.
     o Dolores Bamford (MANAGING DIRECTOR) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.
     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.
     o Andrew Braun (MANAGING DIRECTOR) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.
     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.
     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.
     o Sean Gallagher (MANAGING DIRECTOR) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.
     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.
     o Edward Perkin, CFA (VICE PRESIDENT) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Short Duration Bond Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus one year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio's average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, corporate debt securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

Corporate debt securities include, but are not limited to, Eurobonds and Yankees issued by Sovereigns, Supranationals and other foreign entities; and preferred stocks.

The Fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio's goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.54%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.54%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $55
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $173
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $302
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $677
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Short Duration Bond Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Jonathan A. Beinner (MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER - CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1990 and is responsible for overseeing over $270 billion in fixed income and money market assets - including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds. Mr. Beinner assumed managerial oversight for U.S. Fixed Income, High Yield, and Global Fixed Income and Currency in 2001. Mr. Beinner joined Asset Management in 1990 as a mortgage-backed specialist on the US Fixed Income team and since 1993 had worked directly with Sharmin. Mr. Beinner headed up the Mortgage team in 1994, and 3 years later became the Co-Head of US Fixed Income. Mr. Beinner became a Managing Director in 1997. Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.
     o Thomas Kenny (MANAGING DIRECTOR, CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1999 as Head of the Municipal Bond Portfolio Management team. He became co-head of the US and Global Fixed Income team in 2002.
     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.
     o James Cielinski (Managing Director, Head of Investment Grade Credit) joined GSAM in September 1998 as a Corporate Bond Portfolio Manager.
     o James P. McCarthy (MANAGING DIRECTOR, HEAD OF SHORT DURATION AND STRUCTURED STRATEGIES) is a senior fixed income portfolio manager and heads the short duration fixed income and structured portfolio strategies at GSAM. In this role, Mr. McCarthy is responsible for constructing and managing portfolios for central banks, balance sheet strategies, and financial institutions. Additionally, he works closely with clients in developing and implementing customized portfolio strategy solutions. Mr. McCarthy joined GSAM in 1995 as a specialist on the mortgage-backed securities team.
     o Robert Leggett (VICE PRESIDENT, PORTFOLIO SPECIALIST) is a fixed income specialist focusing on Short Duration and Structured product strategies. Mr. Legget joined GSAM in 2001 as a Client Service Manager responsible for servicing Corporate Institutional, Pension, and Central Bank clients. Prior to joining Goldman Sachs he was a Vice President in the Chase Consulting Group, a unit of the Chase Manhattan Bank, where his responsibilities included investment evaluation, performance measurement and portfolio analytics. Mr. Leggett received a B.S. from Villanova University and an M.B.A. from the University of Connecticut.
     o Thomas D. Teles (MANAGING DIRECTOR, HEAD OF MORTGAGE-BACKED SECURITIES) is a managing director on the Fixed Income Portfolio Management team and serves as head of the Mortgage & Asset-Backed Securities team. He is also a member of the Fixed Income Strategy Group (FISG), which oversees all Global Fixed Income and Currency portfolios. Mr. Teles joined Goldman Sachs in 1997 as an associate with FICC in New York, where he worked in the Research Department, and then as a mortgage trader. He joined Goldman Sachs Asset Management in 2000. Mr. Teles became managing director in 2003 and a partner in 2006. Prior to joining the firm, Mr. Teles worked as assistant investment officer at Travelers Insurance Group from 1994 to 1997. Mr. Teles earned a BA from the University of Maryland in 1992 and an MBA from the University of Chicago in 1994.
     o Mark Van Wyk (VICE PRESIDENT) joined GSAM in 1994 and specializes in U.S. government and financial derivatives.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the Sub-Adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The Sub-Adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Sub-Adviser uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The Sub-Adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The Sub-Adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Sub-Adviser may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

J.P. Morgan Investment Management, Inc. has been serving as the Sub-Adviser to this Fund since May 2, 2005. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

10.94%     22.97%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.29% (4th quarter of 2004) and its lowest quarterly return was -0.32% (2nd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------- ------------------- --------------------
                                                                                  1 year          Life of Class*
--------------------------------------------------------------------------- ------------------- --------------------
JNL/JPMorgan International Equity Fund (Class B)                                  22.97%              16.16%
Morgan Stanley Europe and Australasia, Far East Equity
(MSCI E.A.FE.) Index                                                              26.42%              19.03%
--------------------------------------------------------------------------- ------------------- --------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.83%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.83%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $85
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $265
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $460
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,025
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The Sub-Adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

18.90%      32.27%
------      ------
2005        2006

In the periods shown in the chart, the Fund's highest quarterly return was 14.93% (4th quarter of 2004) and its lowest quarterly return was -1.55% (2nd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------- -------------------
                                                                                   1 year          Life of Class*
---------------------------------------------------------------------------- ------------------- -------------------
JNL/JPMorgan International Value Fund (Class B)                                    32.27%              24.05%
MSCI EAFE Value Index                                                              31.30%              22.71%
---------------------------------------------------------------------------- ------------------- -------------------

The MSCI EAFE Value Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.83%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                       0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.84%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $86
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $268
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $466
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,037
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the Sub-Adviser ranks issuers within each industry group according to their relative value. The Sub-Adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO  MANAGEMENT.  The sub-adviser to the  JNL/JPMorgan
International Value Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Jeroen Huysinga, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Huysinga, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1997. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga obtained a B.A. in economics and international studies from the University of Warwick. Mr. Huysinga is an
Associate of the Institute of Investment Management and Research. Mr. Woort-Menker who is a senior portfolio manager on the Global Equity team and the lead manager of the team's Value strategies, has been employed by J.P. Morgan since 1987. Gerd Woort-Menker, managing director, is a senior portfolio manager on the Global Investment Team. Mr. Woort-Menker currently manages international and global equity portfolios; he has also managed the International Value strategy since its inception. Mr. Woort-Menker began his career at VARTA in Hanover, where he was a financial comptroller. Mr. Woort-Menker obtained a business accounting degree from Muenster University and earned an M.A. in economics from Freiburg University. He is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/JPMorgan  U.S.
Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/JPMorgan U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

          (i)  U.S. treasury obligations;

          (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

         (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

          (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

          (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

          (vi) repurchase agreements collateralized by any of the foregoing; and

         (vii) other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the Sub-Adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, J.P. Morgan Investment Management Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007reflects the results achieved by the prior Sub-Advisers.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.53%     3.39%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.88% (3rd quarter of 2004) and its lowest quarterly return was -1.13% (1st quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- ------------------ -----------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ -----------------
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class B)                         3.39%              2.55%
Citigroup Treasury Index                                                           3.13%              2.31%
----------------------------------------------------------------------------- ------------------ -----------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.59%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $60
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $189
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $329
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $738
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/JPMorgan U.S. Government & Quality Bond Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, NY 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,103 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Michael Sais, Managing Director of J.P. Morgan. Mr. Sais is a Fixed Income Fund Manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMorgan Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Sais joined the firm in 1994 as a senior fixed income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. Prior to this, he served as senior investment portfolio manager of Valley National Bank of Phoenix, where he was responsible for the management of the bank's $2.2 billion investment portfolio. Mr. Sais began his career with Citibank in San Juan, Puerto Rico, as an asset/liability manager and eurodollar trader. He obtained a B.S. and an M.B.A, both in finance, from Indiana University. Mr. Sais is also a CFA charterholder and member of The CFA Institute as well as the CFA Society of Columbus.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/LAZARD EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index. The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The allocation of the Fund's assets among emerging market countries may shift from time to time based on the Sub-Adviser's judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o EMERGING MARKETS RISK. The Fund will invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            1.15%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.02%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Operating Expenses                                                                          1.18%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS B
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $120
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $375
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $649
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,432
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.

DERIVATIVES. Derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Fund's performance. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Emerging Markets Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by John R. Reinsberg and James M. Donald. Mr. Reinsberg has been with Lazard since 1992 and has been associated with the Emerging Markets Equity strategy since its inception and is a Deputy Chairman of Lazard. Mr. Donald has been with Lazard since 1996 and is a Managing Director of Lazard.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the Sub-Adviser believes are undervalued. The Fund invests in 50-70 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index at the time of purchase. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

8.99%     14.77%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.99% (4th quarter of 2004) and its lowest quarterly return was -1.29% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------ ------------------ ------------------
                                                                                    1 year         Life of Class*
------------------------------------------------------------------------------ ------------------ ------------------
JNL/Lazard Mid Cap Value Fund (Class B)                                             14.77%             14.04%
Russell MidCap(R) Index                                                             15.64%             13.84%
------------------------------------------------------------------------------ ------------------ ------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.84%
------------------------------------------------------------------------------------------------ --------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS B
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                           $86
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $268
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $466
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,037
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser, Andrew Lacey and Robert A. Failla. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively. Mr. Failla is Senior Vice President and portfolio manager and has been with Lazard since 2003. Prior to joining the Firm, Robert was associated with AllianceBernstein.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the Sub-Adviser believes are undervalued. The Fund holds between 75 - 150 securities with a market capitalization range of $200 million to $2.5 billion at the time of purchase. The Fund's returns are compared to the Russell 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.85%     17.12%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 13.02% (1st quarter of 2006) and its lowest quarterly return was -6.21% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------ ------------------ ------------------
                                                                                    1 year         Life of Class*
------------------------------------------------------------------------------ ------------------ ------------------
JNL/Lazard Small Cap Value Fund (Class B)                                            17.12%             11.03%
Russell 2000 Index                                                                   18.50%             11.53%
------------------------------------------------------------------------------ ------------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.87%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $89
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $278
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $482
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,073
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the S&P 500 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 500 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.63%     15.29%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 9.10% (4th quarter of 2004) and its lowest quarterly return was -2.24% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------ ------------------
                                                                                  1 year         Life of Class*
---------------------------------------------------------------------------- ------------------ ------------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class B)                         15.29%              9.39%
S&P 500 Index                                                                      15.79%              9.45%
---------------------------------------------------------------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.41%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS B
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $42
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $132
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $230
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $518
---------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 400 Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 400 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals,  and  reinvestment  of income.  The  replicated  portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the S&P 400 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 400 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

12.14%     9.91%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.08% (4th quarter of 2004) and its lowest quarterly return was -3.20% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- ---------------- ------------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------- ---------------- ------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class B)                    9.91%           11.22%
S&P 400 MidCap Index                                                                10.35%           11.20%
------------------------------------------------------------------------------- ---------------- ------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------- -------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                            0.39%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                           0.02%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                                     0.42%
------------------------------------------------------------------------------------------------- -------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $43
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $135
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $235
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $530
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San
Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president,in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/Mellon  Capital
Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index(1). The capitalization range for the Russell 2000 Index is currently approximately $25 million at the bottom of the range and $4.8 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

         o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and Russell 2000 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Russell 2000 Index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.38%     17.66%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 13.93% (1st quarter of 2006) and its lowest quarterly return was -5.38% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------- ------------------
                                                                                   1 year         Life of Class*
---------------------------------------------------------------------------- ------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class B)                       17.66%              11.44%
Russell 2000 Index                                                                 18.50%              11.53%
---------------------------------------------------------------------------- ------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                         0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.41%
----------------------------------------------------------------------------------------------- ---------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $42
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $132
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $230
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $518
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) (1)Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and MSCI EAFE Free Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

13.46%     25.93%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.19% (4th quarter of 2004) and its lowest quarterly return was -1.03% (2nd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- ------------------ ------------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ ------------------
JNL/Mellon Capital Management International Index Fund (Class B)                    25.93%             19.15%
MSCI E.A.FE. Index                                                                  26.42%             19.03%
----------------------------------------------------------------------------- ------------------ ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.45%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.02%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.48%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $49
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $154
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $269
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $604
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The
companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the MSCI EAFE Free Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund  invests  under  normal  circumstances  at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Lehman Brothers Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

The Fund can invest in a number of different kinds of "derivative" instruments to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities, to be announced (TBAs) and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

               The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the Sub-Adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.04%     3.85%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.68% (3rd quarter of 2006) and its lowest quarterly return was -0.82% (3rd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------ ----------------- ------------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------ ----------------- ------------------
JNL/Mellon Capital Management Bond Index Fund (Class B)                             3.85%               2.46%
Lehman Brothers Aggregate Bond Index                                                4.33%               3.28%
------------------------------------------------------------------------------ ----------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.41%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $42
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $132
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $230
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $518
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by two of the following: Moody's Investors Service or Standard & Poor's or Fitch (if at least 2 ratings are available, or by one if only one rating is available); (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's Sub-Adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan has been a Managing Director of Mellon Capital Management Corporation since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990.

Lowell Bennett has been a Director of Mellon Capital Management Corporation since 2000. Mr. Bennett joined Mellon Capital in 1997 as a Vice President and fixed income strategist. He is responsible for the development and implementation of fixed income strategies of the company. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his M.B.A. degree from Stanford University in 1987. Mr. Bennett has 19 years of finance and investment experience.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Within each sector, the Fund overweights stocks that the Sub-Adviser regards as attractive and underweights or does not hold stocks that the Sub-Adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing theFund, the Sub-Adviser generally employs a three-step process:

          (i) Based on quantitative research, the Sub-Adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

          (ii) The research findings allow the Sub-Adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

          (iii) The Sub-Adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.54%     17.06%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 9.64% (4th quarter of 2004) and its lowest quarterly return was -2.25% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------ -------------------
                                                                                  1 year          Life of Class*
---------------------------------------------------------------------------- ------------------ -------------------
JNL/Mellon Capital Management Enhanced S&P
500 Stock Index Fund (Class B)                                                     17.06%             10.35%
S&P 500 Index                                                                      15.79%              9.45%
---------------------------------------------------------------------------- ------------------ -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS B
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee                                                                       0.59%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Fee                                                                                           0.00%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Acquired Fund Fees and Expenses*                                                                    0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Annual Fund Operating Expenses                                                                0.61%
------------------------------------------------------------------------------------------ --------------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS B
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $62
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $195
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $340
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                       $762
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the Sub-Adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group at the Sub-Adviser. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA, has been a Managing Director, Enhanced Equity Strategies at Mellon Capital since January 2006. He joined Mellon Capital in 1995 as a research associate. Throughout the years he has held various positions in the Equity Portfolio Management group among which were: Vice President from 2000 to 2002 and Director from 2002 to 2003. In 2003 he was promoted to Director of Enhanced Equity Strategies. Currently he heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the enhanced equity portfolio management process. Prior to joining Mellon Capital, he was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has 11 years of investment experience. Mr. Chiang received an M.B.A. from University of California at Berkeley in 2005.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/OPPENHEIMER GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notational value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market
               (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

13.98%     17.21%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.82% (4th quarter of 2004) and its lowest quarterly return was -3.43% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Oppenheimer Global Growth Fund (Class B)                                    17.21%               15.60%
Morgan Stanley Capital International World Index                                20.76%               14.44%
------------------------------------------------------------------------- -------------------- --------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.86%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $88
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $274
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $477
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,061
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide;
o    Companies that stand to benefit from global growth trends;
o Businesses with strong competitive positions and high demand for their products or services; and/or
o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective October 1, 2005, the portfolio manager of the Fund is Rajeev Bhaman, Senior Vice President. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman had been co-manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PIMCO REAL RETURN FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its investment objective by investing under normal circumstances in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities ("TIPS") which are issued by the U.S. government. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of December 31, 2006 was 6.43 years. For these purposes, in calculating the Fund's average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund is non-diversified, which means it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may invest all of its assets in derivative instruments, such as futures, options, forward contracts or swap agreements, or in mortgage or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used by this Fund include:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o Structured notes, including hybrid or "indexed" securities, and event-linked bonds:
     o    Loan participations and assignments;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.61%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $62
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $195
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Real Return Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

John B. Brynjolfsson, CFA, managing director, portfolio manager is primarily responsible for the day-to-day management of the Fund. Mr. Brynjolfsson joined PIMCO in 1989. He over 20 years of investment experience and is co-author of INFLATION-PROTECTION BONDS and co-editor of THE HANDBOOK OF INFLATION-INDEXED BONDS. Mr. Brynjolfsson has a bachelor's degree from Columbia College and an MBA from the MIT Sloan School of Management.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Sub-Adviser's forecast for interest rates.

The Fund may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o    Structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds;
     o    Loan participations;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
     o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.52%     3.57%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.55% (3rd quarter of 2006) and its lowest quarterly return was -0.56% (3rd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- ---------------- -----------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------- ---------------- -----------------
JNL/PIMCO Total Return Bond Fund (Class B)                                           3.57%            2.98%
Lehman Brothers Aggregate Bond Index                                                 4.33%            3.28%
------------------------------------------------------------------------------- ---------------- -----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.60%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $61
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $192
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $335
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                          $750
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PPM AMERICA HIGH YIELD BOND FUND (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/PPM America High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. For purpose of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, including credit default swaps. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum.

In light of the risks associated with such securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. With respect to derivative instruments, the Sub-Adviser also takes into consideration the credit-worthiness of the counterparty to the transaction. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The Sub-Adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the Sub-Adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the Sub-Adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the Sub-Adviser looks for those companies that the Sub-Adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

               To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of April 30, 2007, PPM America, Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund was combined with JNL/PPM America High Yield Bond Fund, with the JNL/Salomon Brothers High Yield Fund as the surviving Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

10.72%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 4.30% (4th quarter of 2006) and its lowest quarterly return was -1.96% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------------- --------------- ------------------
                                                                                       1 year       Life of Class*
---------------------------------------------------------------------------------- --------------- ------------------
JNL/PPM America High Yield Bond Fund (Class B)                                           10.72%           6.80%
Citigroup High Yield Index                                                               11.88%           8.06%
Merrill Lynch High Yield Master II Index                                                 11.77%           8.29%
Merrill Lynch High Yield Master II Constrained Index                                     10.76%           7.95%
---------------------------------------------------------------------------------- --------------- ------------------

The Citigroup High Yield Index is a broad-based, unmanaged index.

The Merrill Lynch High Yield Master II Index is a broad-based, unmanaged index of fixed rate, non-investment-grade debt securities which are U.S. dollar denominated, nonconvertible, having at least one year remaining to maturity and an outstanding par amount of at least $100 million. The Merrill Lynch High Yield Master II Constrained Index is a subset of the Merrill Lynch High Yield Master II Index, and bonds are capitalization weighted and total allocations per issuer are capped at 2%.

* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.57%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                                   CLASS B
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
1 Year                                                                                              $58
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
3 Years                                                                                            $183
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
5 Years                                                                                            $318
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
10 Years                                                                                           $714
------------------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The Sub-Adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America High Yield Bond Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A team of investment professionals at PPM, led by Anthony Balestrieri, Senior Managing Director and JoAnne M. Bianco, Senior Managing Director, manage the assets of the Fund. The team reviews portfolio holdings, discusses purchase and sale activity, and adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Fixed Income Group currently manages approximately $43 billion in assets, including approximately $6.9 in high yield bond assets for various institutional clients based in the U.S. and abroad.

Anthony Balestrieri is a Senior Managing Director and Portfolio Manager of PPM, and is responsible for managing over $11.6 billion in public investment grade, high yield, securitized and other fixed income investments. Mr. Balestrieri has over seventeen years of investment industry experience. From May, 1998 until to joining PPM in June, 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May, 1998, Mr. Balestriere was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

JoAnne M. Bianco is a Senior Managing Director and Portfolio Manager, and is responsible for managing over $6.5 billion in high yield assets across insurance, pooled investments and institutional portfolios. Ms. Bianco has over 22 years of investment experience, and joined PPM in January, 1991. Prior to joining PPM, Ms. Bianco was a debt Rating Analyst for Standard & Poor's Corporation, and a Credit Analyst and Account officer at Chemical Bank Corporation. Ms. Bianco earned a B.S. in Business Administration from Marquette University, and an M.B.A. from Northwestern University, Kellogg School of Management, and is a Chartered Financial Analyst.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/PPM AMERICA VALUE EQUITY FUND (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Value Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1.5 billion or greater.

The Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in the equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of January 16, 2007, PPM America, Inc. replaced Putnam Investment Management, LLC as the Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

5.18%     13.21%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.68% (3rd quarter of 2006) and its lowest quarterly return was -0.82% (3rd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------- --------------------
                                                                                   1 year          Life of Class*
---------------------------------------------------------------------------- ------------------- --------------------
JNL/PPM America Value Equity Fund (Class B)                                        13.21%               8.56%
S&P 500 Index                                                                      15.79%               9.45%
S&P500/Barra Value Index                                                           20.91%              12.69%
---------------------------------------------------------------------------- ------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The S&P500/Barra Value Index is an unmanaged, capitalization-weighted index composed of stocks of the S&P 500 with low price-to-book ratio relative to the S&P 500 as a whole.

* The Class B shares of the Fund began operations on March 5, 2004. As of January 16, 2007, PPM America, Inc., replaced Putnam Investment Management, LLC as Sub-Adviser for the Fund. Performance shown for the period from March 5, 2004 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.65%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.65%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective January 16, 2007, the fee will be reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $66
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $208
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $362
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $810
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from pursuing its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Value Equity Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.1 billion in assets, including approximately $ 4 billion in large cap value assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/PUTNAM EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the Sub-Adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

8.96%     14.00%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 11.72% (4th quarter of 2004) and its lowest quarterly return was -3.01% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- ------------------ -----------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ -----------------
JNL/Putnam Equity Fund (Class B)                                                  14.00%             11.48%
S&P 500 Index                                                                     15.79%              9.45%
----------------------------------------------------------------------------- ------------------ -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.77%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.78%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $67
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $211
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $368
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $822
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Chief Investment Officer on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiess was a Portfolio Manager with JP Morgan Investment Management. Richard P. Cervone is a Portfolio Member on the team. Mr. Cervone, Managing Director and Portfolio Manager on the U.S. Core Equity Team, joined Putnam in 1998 and has 8 years of investment experience.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PUTNAM MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the Sub-Adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $460 million and $20.7 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

          o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

12.33%     5.93%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 13.74% (4th quarter of 2004) and its lowest quarterly return was -6.83% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- -------------------- --------------------
                                                                                    1 year           Life of Class*
----------------------------------------------------------------------------- -------------------- --------------------
JNL/Putnam Midcap Growth Fund (Class B)                                              5.93%               10.84%
Russell MidCap(R) Growth Index                                                      10.66%               10.99%
----------------------------------------------------------------------------- -------------------- --------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.86%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $88
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $274
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $477
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,061
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC ("Putnam") located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Kevin Divney and Brian DeChristopher. Mr. Divney is a Managing Director and Co-Chief Investment Officer of the Mid Cap Growth team. Mr. Divney is a CFA Charterholder and joined Putnam in 1997 and has 16 years of investment experience. Mr. DeChristopher is a Senior Vice President and Portfolio Manager of the Mid Cap Growth Team. Mr. DeChristopher joined Putnam in 1999 and has six years of investment industry experience and is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will generally be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the Sub-Adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within a reasonable period of time.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

5.52%     13.89%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 6.01% (4th quarter of 2004) and its lowest quarterly return was -0.47% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------- -------------------- -------------------
                                                                                  1 year           Life of Class*
--------------------------------------------------------------------------- -------------------- -------------------
JNL/Select Balanced Fund (Class B)                                               13.89%                9.23%
S&P 500 Index                                                                    15.79%                9.45%
Lehman Brothers Aggregate Bond Index                                              4.33%                3.28%
 --------------------------------------------------------------------------- -------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------- ------------------------
                                                                                                  CLASS B
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Management/Administrative Fee                                                                     0.58%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
12b-1 Fee                                                                                         0.00%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Other Expenses                                                                                    0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Acquired Fund Fees and Expenses*                                                                  0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Total Annual Fund Operating Expenses                                                              0.60%
----------------------------------------------------------------------------------------- ------------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                             $61
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                           $192
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                           $335
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                          $750
--------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Edward P. Bousa, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. John C. Keogh, Senior Vice President, Partner and Fixed Income Portolio Manager of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since February 2006. Mr. Gootkind joined Wellington Management as investment professional in 2000.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The Sub-Adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the Sub-Adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.12%     13.57%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 11.85% (4th quarter of 2004) and its lowest quarterly return was -9.15% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------------- ---------------- -----------------
                                                                                       1 year        Life of Class*
---------------------------------------------------------------------------------- ---------------- -----------------
JNL/Select Global Growth Fund (Class B)                                                13.57%            7.97%
Morgan Stanley Capital International World Growth Index                                16.85%           12.56%
---------------------------------------------------------------------------------- ---------------- -----------------

The Morgan Stanley Capital International World Growth Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.89%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.90%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $92
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $287
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $498
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,108
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew S. Offit, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was portfolio manager at American Century Investment Management (2000-2005).

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential. In selecting equity securities, the Sub-Adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INVESTMENT STYLE RISK. The Fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The Fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP, has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.86%      4.88%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 9.30% (4th quarter of 2004) and its lowest quarterly return was -7.70% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------- ------------------
                                                                                   1 year         Life of Class*
---------------------------------------------------------------------------- ------------------- ------------------
JNL/Select Large Cap Growth Fund (Class B)                                          4.88%               5.92%
Russell 1000(R) Growth Index                                                        9.15%               5.66%
---------------------------------------------------------------------------- ------------------- ------------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee                                                                   0.79%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Fee                                                                                       0.00%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.01%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Annual Fund Operating Expenses                                                            0.80%
-------------------------------------------------------------------------------------- -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $82
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $255
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $444
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $990
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew J. Shilling, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager since May 2007 and has been involved in portfolio management and securities analysis for the Fund since May 2004 and for clients of the firm for at least the past five years. Mr. Shilling joined Wellington Management as an investment professional in 1994. He became a Vice President in 1996 and a Senior Vice President in 2003.

John A. Boselli, CFA, Senior Vice President, Partner of Wellington Management and Equity Portfolio Manager, has been involved in portfolio management and securities analysis for the Fund since May 2007 and for clients of the firm for at least the past five years and has served as portfolio manager for the Fund from May 2004 to April 2007. Mr. Boselli joined Wellington Management as an investment professional in 2002. Mr. Boselli joined Wellington Management as a Vice President and investment professional in 2002 and became a Senior Vice President in 2005.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

          o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

          o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

          o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

          o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.91%     4.70%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 1.25% (4th quarter of 2006) and its lowest quarterly return was 0.26% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

 ------------------------------------------------------------------------ --------------------- ---------------------
                                                                                 1 year            Life of Class*
 ------------------------------------------------------------------------ --------------------- ---------------------
 JNL/Select Money Market Fund (Class B)                                          4.70%                 3.00%
 Merrill Lynch Treasury Bill Index (3 month)                                     4.85%                 3.20%
 ------------------------------------------------------------------------ --------------------- ---------------------

The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment.
The 7-day yield of Class B on December 31, 2006,  was 4.94%.
The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS B
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.38%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Fee                                                                                           0.00%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Annual Fund Operating Expenses                                                                0.39%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS B
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                                  $40
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                                $125
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                                $219
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                               $493
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The Sub-Adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but which the Sub-Adviser believes provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

8.41%     21.05%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 8.66% (4th quarter of 2004) and its lowest quarterly return was 0.06% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- ------------------ ------------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ ------------------
JNL/Select Value Fund (Class B)                                                    21.05%             13.80%
Russell 1000 Value Index                                                           22.46%             13.19%
----------------------------------------------------------------------------- ------------------ ------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS B
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.64%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Fee                                                                                          0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Acquired Fund Fees and Expenses*                                                                   0.01%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Annual Fund Operating Expenses                                                               0.65%
------------------------------------------------------------------------------------------ ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS B
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $66
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $208
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $362
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                            $810
-------------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the Sub-Adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since October 2004. Ms. Grimes joined Wellington Management as an investment professional in 1995.

John R. Ryan, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in well-established growth companies. The Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

Effective April 30, 2007, the Fund was combined with JNL/Alger Growth Fund and the JNL/Oppenheimer Growth Fund (collectively, the "Acquired Funds") with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

6.30%    13.95%
------   ------
2005     2006

In the periods shown in the chart, the Fund's highest quarterly return was 11.10% (4th quarter of 2004) and its lowest quarterly return was -4.73% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- ------------------ ------------------
                                                                                     1 year         Life of Class*
------------------------------------------------------------------------------- ------------------ ------------------
JNL/T. Rowe Price Established Growth Fund (Class B)                                  13.95%              9.60%
S&P 500 Index                                                                        15.79%              9.45%
------------------------------------------------------------------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.70%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.70%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $72
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $224
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $390
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                         $871
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the T. Rowe Price Growth Stock Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the Sub-Adviser expects to grow at a faster rate than the average company. The Sub-Adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2006, generally between $521.3 million and $10.6 billion. The market cap of companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this should help to mitigate the downside risk attributable to any single poorly-performing security on overall fund performance.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;
     >>   Capable management;
     >> Attractive business niches and operate in industries experiencing increasing demand;
     >>   A sustainable competitive advantage;
     >>   Proven products or services; or
     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

14.32%     6.97%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.37% (4th quarter of 2004) and its lowest quarterly return was -4.74% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- ----------------- -----------------
                                                                                     1 year        Life of Class*
------------------------------------------------------------------------------- ----------------- -----------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class B)                                       6.97%            12.39%
S&P MidCap 400 Index                                                                 10.35%            11.20%
Russell MidCap(R) Index                                                              15.64%            13.84%
------------------------------------------------------------------------------- ----------------- -----------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.81%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                            $83
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $259
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $459
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,002
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities (up to 25% of its assets, excluding reserves), futures and options, convertible securities, and warrants, in keeping with Fund objectives.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's Sub-Adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Sub-Adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-Adviser generally looks for the following:

     o Low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    Low stock price relative to a company's underlying asset values;

     o    Companies that may benefit from restructuring activities; and

     o    A sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

6.42%     20.30%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 10.58% (4th quarter of 2004) and its lowest quarterly return was -0.88% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------- ----------------- -----------------
                                                                                       1 year        Life of Class*
--------------------------------------------------------------------------------- ----------------- -----------------
JNL/T. Rowe Price Value Fund (Class B)                                                20.30%            13.12%
Russell 1000 Value Index                                                              22.46%            13.19%
--------------------------------------------------------------------------------- ----------------- -----------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.75%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.76%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $78
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $243
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $422
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $942
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

          o    Futures and options

          o    Preferred stocks

          o    Convertible securities and warrants

          o Fixed income securities, including lower quality (high-yield, high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

          o Hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

          o    Private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the
T. Rowe PriceValue Fund and Chairman of the fund's Investment Advisory Committee. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, included unaffiliated money market funds. Under the relief, a Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. JNAM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM L.L.C.(R)" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund, the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

----------------------------------------------------- ---------------------------------- ---------------------------
                                                                                                ADVISORY FEE
                                                                                           (ANNUAL RATE BASED ON
                                                                                           AVERAGE NET ASSETS OF
FUND                                                  ASSETS                                     EACH FUND)
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Large Cap Growth Fund                         $0 to $50 million                                        .75%
                                                      $50 million to $300 million                              .70%
                                                      Over $300 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Real Estate Fund                              $0 to $50 million                                        .75%
                                                      Over $50 million                                         .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Small Cap Growth Fund                         $0 to $300 million                                       .85%
                                                      Over $300 million                                        .80%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Global Natural Resources Fund       $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Long/Short Fund                     $0 to $300 million                                       .85%
                                                      Over $300 million                                        .75%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle Core Equity Fund                            $0 to $100 million                                       .65%
                                                      $100 million to $300 million                             .60%
                                                      Over $300 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle SmallCap Equity Fund                        $0 to $100 million                                       .75%
                                                      $100 million to $500 million                             .70%
                                                      Over $500 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Balanced Fund                                  $0 to $500 million                                       .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Mid-Cap Equity Fund                            $0 to $250 million                                       .70%
                                                      $250 million to $750 million                             .65%
                                                      $750 million to $1.5 billion                             .60%
                                                      Over $1.5 billion                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Global Growth Fund             $0 to $300 million                                       .75%
                                                      $300 to $500 million                                     .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Income Fund                    $0 to $100 million                                       .80%
                                                      $100 million to $200 million                             .75%
                                                      $200 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Mutual Shares Fund             $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Small Cap Value Fund           $0 to $200 million                                       .85%
                                                      $200 million to $500 million                             .77%
                                                      Over $500 million                                        .75%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Core Plus Bond Fund                 $0 to $500 million                                       .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Mid Cap Value Fund                  $0 to $100 million                                       .75%
                                                      Over $100 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Short Duration Bond Fund            $0 to $250 million                                       .45%
                                                      Over $250 million                                        .40%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Equity Fund                $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Value Fund                 $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund      $0 to $150 million                                       .50%
                                                      $150 million to $300 million                             .45%
                                                      $300 million to $500 million                             .40%
                                                      Over $500 million                                        .35%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Emerging Markets Fund                      $0 to $100 million                                      1.00%
                                                      $100 million to $250 million                             .90%
                                                      Over $250 million                                        .85%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Mid Cap Value Fund                         $0 to $100 million                                       .75%
                                                      $100 million to $250 million                             .70%
                                                      Over $250 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Small Cap Value Fund                       $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 500 Index Fund      $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index    $0 to $500 million                                       .29%
Fund                                                  $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Small Cap Index Fund    $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management International Index     $0 to $500 million                                       .30%
Fund                                                  $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Bond Index Fund         $0 to $500 million                                       .30%
                                                      $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Enhanced S&P 500        $0 to $50 million                                        .50%
Stock Index Fund                                      Over $50 million                                         .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Oppenheimer Global Growth Fund                    $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Real Return Fund                            All assets                                               .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Total Return Bond Fund                      All assets                                               .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America Value Equity Fund                     $0 to $300 million                                       .55%
                                                      Over $300 million                                        .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America High Yield Bond Fund                  $0 to $150 million                                       .50%
                                                      $150 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Equity Fund                                $0 to $150 million                                      .675%
                                                      $150 million to $300 million                             .60%
                                                      Over $300 million                                       .575%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Midcap Growth Fund                         $0 to $300 million                                       .75%
                                                      Over $300 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Balanced Fund                              $0 to $50 million                                        .55%
                                                      $50 million to $150 million                              .50%
                                                      $150 million to $300 million                            .475%
                                                      $300 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Global Growth Fund                         $0 to $150 million                                       .75%
                                                      $150 million to $500 million                             .70%
                                                      $500 million to $750 million                             .65%
                                                      Over $750 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Large Cap Growth Fund                      $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      $500 million to $750 million                             .60%
                                                      Over $750 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Money Market Fund                          $0 to $500 million                                       .28%
                                                      Over $500 million                                        .25%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Value Fund                                 $0 to $300 million                                       .55%
                                                      $300 million to $500 million                             .50%
                                                      Over $500 million                                        .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Established Growth Fund             $0 to $150 million                                       .65%
                                                      $150 million to $500 million                             .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                 $0 to $150 million                                       .75%
                                                      Over $150 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Value Fund                          $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser, implements such programs by purchases and sales of securities. Each Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund,
JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, and the JNL/JPMorgan International Equity Fund, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of 0.10% of the average daily net assets of the Fund. The JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of 0.15%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody, printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B). The outstanding shares of all Funds as of that date have been redesignated Class A shares.

This prospectus offers two classes of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAM L.L.C. determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Distribution Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts ("Accounts") of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts ("Contracts"), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investing the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of Jackson and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for Jackson and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This does not apply to money market Fund.

See the Separate Account Prospectus for the contract that describes Jackson's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

                       DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code ("Code") necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class B
12/31/2006                $    12.55     $  0.04         $ 0.97           $ 1.01    $  (0.01)               $  -       $ 13.55
12/31/2005                     11.69        0.02           0.84             0.86          -                    -         12.55
03/05(A)-12/31/2004            10.99        0.02           0.68             0.70          -                    -         11.69

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class B
12/31/2006                     11.72        0.44           3.85             4.29      (0.07)               (0.11)       15.83
05/02(A)-12/31/2005            10.00        0.23           1.49             1.72          -                    -        11.72

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class B
12/31/2006                     13.57       (0.08)          2.08             2.00          -                (1.21)       14.36
12/31/2005                     12.48       (0.04)          1.13             1.09          -                    -        13.57
03/05(A)-12/31/2004            12.21       (0.02)          0.29             0.27          -                    -        12.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class B
12/31/2006                     17.43        0.07           0.84             0.91      (0.02)                   -        18.32
12/31/2005                     15.50        0.04           1.91             1.95      (0.02)                   -        17.43
03/05(A)-12/31/2004            15.41        0.04           0.09             0.13      (0.04)                   -        15.50

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class B
12/31/2006                        8.07 %     $     344            90%           0.80 %        0.32 %         n/a %           n/a %
12/31/2005                        7.39             236           101            0.81          0.23           n/a             n/a
03/05(A)-12/31/2004               6.37                            96            0.86          0.55          0.90            0.52

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class B
12/31/2006                       36.59             378            37            0.82          3.13           n/a             n/a
05/02(A)-12/31/2005              17.20             146            36            0.85          3.57           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class B
12/31/2006                       14.74             215            54            0.96        (0.58)           n/a             n/a
12/31/2005                        8.73             158            65            0.95        (0.46)           n/a             n/a
03/05(A)-12/31/2004               2.21               7            93            0.96        (0.68)          0.98          (0.70)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class B
12/31/2006                        5.21             178           345            0.81          0.38           n/a             n/a
12/31/2005                       12.56             139           264            0.80          0.23           n/a             n/a
03/05(A)-12/31/2004               0.82               7           195            0.79          0.88          0.86            0.81

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY FUND

Class B
12/31/2006                 $   15.42       $ 0.19        $ 1.74           $ 1.93       $0.00 (f)           $   -       $ 17.35
12/31/2005                     15.02         0.17          0.36             0.53       (0.13)                  -         15.42
03/05(A)-12/31/2004            14.68         0.07          0.34             0.41       (0.07)                  -         15.02

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class B
12/31/2006                     20.22       (0.10)          4.20             4.10           -               (1.96)        22.36
12/31/2005                     20.02       (0.11)          0.66             0.55           -               (0.35)        20.22
03/05(A)-12/31/2004            18.33       (0.04)          1.73             1.69           -                   -         20.02

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class B
12/31/2006                     11.14         0.20          1.03             1.23       (0.10)              (0.20)        12.07
12/31/2005                     10.10         0.14          0.90             1.04           -                   -         11.14
03/05(A)-12/31/2004             9.52         0.06          0.58             0.64       (0.06)                  -         10.10

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class B
12/31/2006                     16.65         0.02          2.03             2.05           -                   -         18.70
12/31/2005                     15.70         0.01          0.99             1.00       (0.05)                  -         16.65
03/05(A)-12/31/2004            13.97         0.05          1.68             1.73           -                   -         15.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class B
12/31/2006                       12.53 %     $     175           109%           0.76 %       1.16 %         n/a %         n/a %
12/31/2005                        3.56             140           106            0.76         0.97           n/a           n/a
03/05(A)-12/31/2004               2.81              20           101            0.76         1.33          0.80           1.29

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class B
12/31/2006                       20.34             245            68            0.85        (0.46)          n/a           n/a
12/31/2005                        2.71             145            57            0.85        (0.51)          n/a           n/a
03/05(A)-12/31/2004               9.22               7            53            0.84        (0.53)         0.86          (0.55)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class B
12/31/2006                       10.98             166            62            0.82         1.75           n/a           n/a
12/31/2005                       10.31             131            83            0.81         1.42           n/a           n/a
03/05(A)-12/31/2004               6.78               2           164            0.77         1.38          0.78           1.37

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class B
12/31/2006                       12.31             163           151            0.81         0.14           n/a           n/a
12/31/2005                        6.34             128           149            0.80         0.10           n/a           n/a
03/05(A)-12/31/2004              12.38               3           232            0.78         0.97          0.80           0.95
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class B
05/01(A)-12/31/2006           $10.00        $0.35        $ 0.65           $ 1.00    $ (0.35)            $ (0.02)         $ 10.63

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class B
12/31/2006                     11.04         0.11          1.87             1.98      (0.02)              (0.11)           12.89
05/02(A)-12/31/2005            10.00         0.03          1.01             1.04                               -          -11.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class B
12/31/2006                     11.40         0.13          1.70             1.83      (0.06)              (0.18)           12.99
05/02(A)-12/31/2005            10.00         0.07          1.33             1.40           -                  -            11.40

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class B
05/01(A)-12/31/2006            10.00         0.32          0.01             0.33           -                   -          10.33

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class B
12/31/2006                     12.08         0.13          2.64             2.77      (0.03)                   -          14.82
12/31/2005                     11.06         0.16          1.05             1.21      (0.19)                   -          12.08
03/05(A)-12/31/2004            10.11         0.09          0.99             1.08      (0.13)                   -          11.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class B
05/01(A)-12/31/2006               10.01%      $    114           43%            0.90 %        5.06 %         n/a %         n/a %

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class B
12/31/2006                       17.93             239             6            0.95          0.88           n/a           n/a
05/02(A)-12/31/2005              10.40             139             5            0.96          0.57           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class B
12/31/2006                       16.06             206            47            0.85          1.09           n/a           n/a
05/02(A)-12/31/2005              14.00             151            34            0.86          1.22           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class B
05/01(A)-12/31/2006               3.30             103           109 (f)        0.54          4.72           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class B
12/31/2006                       22.97          14,618            12            0.85          0.88           n/a           n/a
12/31/2005                       10.94             134            71            0.87          1.46           n/a           n/a
03/05(A)-12/31/2004              10.72               1            75            0.92          1.30          0.94          1.28

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs Short Duration Bond Fund is 118%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class B
12/31/2006                   $ 11.07       $ 0.28        $ 3.29           $ 3.57     $(0.08)            $ (0.33)         $ 14.23
12/31/2005                      9.37         0.15          1.62             1.77      (0.01)              (0.06)           11.07
03/05(A)-12/31/2004             8.17         0.03          1.18             1.21      (0.01)                   -            9.37

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class B
05/01(A)-12/31/2006            10.00         0.11          0.89             1.00           -                   -           11.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class B
12/31/2006                     13.61         0.10          1.90             2.00      (0.03)              (1.35)           14.23
12/31/2005                     14.70         0.10          1.24             1.34      (0.06)              (2.37)           13.61
03/05(A)-12/31/2004            14.28         0.02          2.13             2.15      (0.02)              (1.71)           14.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class B
12/31/2006                     12.83         0.04          2.14             2.18           -              (2.63)           12.38
12/31/2005                     13.84         0.01          0.68             0.69           -              (1.70)           12.83
03/05(A)-12/31/2004            13.92            -          1.16             1.16           -              (1.24)           13.84

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class B
12/31/2006                     10.70         0.50        (0.09)             0.41      (0.06)                   -           11.05
12/31/2005                     10.76         0.20          0.02             0.22      (0.22)              (0.06)           10.70
03/05(A)-12/31/2004            10.73         0.12          0.02             0.14      (0.11)                   -           10.76

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class B
12/31/2006                       32.27 %       $   390            83 %          0.84 %       2.14 %          n/a %         n/a%
12/31/2005                       18.90             165            72            0.87         1.84            n/a           n/a
03/05(A)-12/31/2004              14.85               5            90            0.93         1.36            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class B
05/01(A)-12/31/2006              10.00             150            28            1.16         1.69            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class B
12/31/2006                       14.77           3,093            70            0.83         0.68            n/a           n/a
12/31/2005                        8.99             253            85            0.83         0.69            n/a           n/a
03/05(A)-12/31/2004              15.20              29           101            0.88         0.45           0.93          0.40

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class B
12/31/2006                       17.12             291            96            0.86         0.26            n/a           n/a
12/31/2005                        4.85             228            99            0.86         0.13            n/a           n/a
03/05(A)-12/31/2004               8.34              27           105            0.92        (0.10)          0.98         (0.16)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class B
12/31/2006                        3.85             692            65 (f)        0.41         4.65            n/a           n/a
12/31/2005                        2.04             147           361            0.41         3.66            n/a           n/a
03/05(A)-12/31/2004               1.35              17           215            0.41         3.38            n/a           n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund is 79%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class B
12/31/2006                     $8.28        $0.12         $1.29            $1.41      $(0.05)            $(0.82)          $ 8.82
12/31/2005                      8.73         0.08          0.33             0.41       (0.27)             (0.59)            8.28
03/05(A)-12/31/2004             8.24         0.08          0.48             0.56       (0.07)                 -             8.73

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class B
12/31/2006                     13.60         0.22          3.30             3.52       (0.09)             (0.15)           16.88
12/31/2005                     13.66         0.31          1.53             1.84       (0.27)             (1.63)           13.60
03/05(A)-12/31/2004            12.05         0.05          1.62             1.67       (0.06)                 -            13.66

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class B
12/31/2006                     14.22         0.19          1.22             1.41       (0.06)             (0.50)           15.07
12/31/2005                     13.27         0.11          1.51             1.62       (0.10)             (0.57)           14.22
03/05(A)-12/31/2004            12.28         0.05          0.98             1.03       (0.04)                 -            13.27

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class B
12/31/2006                     10.76         0.21          1.44             1.65       (0.06)             (0.08)           12.27
12/31/2005                     10.72         0.15          0.34             0.49       (0.12)             (0.33)           10.76
03/05(A)-12/31/2004            10.25         0.09          0.52             0.61       (0.09)             (0.05)           10.72

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class B
12/31/2006                       17.06 %        $  243            43 %          0.60 %       1.35 %       n/a%           n/a%
12/31/2005                        4.54             179            46            0.61         1.15         n/a            n/a
03/05(A)-12/31/2004               6.85               4            67            0.58         1.55        0.58           1.55

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class B
12/31/2006                       25.93           5,982             2            0.47         1.40         n/a           n/a
12/31/2005                       13.46             374            43            0.46         2.28         n/a           n/a
03/05(A)-12/31/2004              13.85              50             3            0.46         1.19         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class B
12/31/2006                        9.91           2,804            10            0.41         1.26        n/a            n/a
12/31/2005                       12.14             245            15            0.41         1.02        n/a            n/a
03/05(A)-12/31/2004               8.42              90            14            0.40         0.84        n/a            n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class B
12/31/2006                       15.29           9,547             1            0.40         1.74        n/a            n/a
12/31/2005                        4.63             537            14            0.41         1.50        n/a            n/a
03/05(A)-12/31/2004               5.91             239             7            0.40         2.07        n/a            n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS]

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class B
12/31/2006                   $ 13.42       $ 0.20       $ 2.16            $ 2.36     $ (0.05)           $ (0.87)         $ 14.86
12/31/2005                     13.39         0.10         0.49              0.59       (0.09)             (0.47)           13.42
03/05(A)-12/31/2004            12.33         0.06         1.08              1.14       (0.05)             (0.03)           13.39

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class B
12/31/2006                     13.57         0.11         2.22              2.33       (0.05)             (0.50)           15.35
12/31/2005                     11.93         0.11         1.56              1.67       (0.03)                 -            13.57
03/05(A)-12/31/2004            10.71         0.03         1.21              1.24       (0.02)                 -            11.93

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class B
12/31/2006                      9.43        (0.01)        0.50              0.49           -                  -             9.92
12/31/2005                      8.64            -         0.80              0.80    (   0.01)                 -             9.43
03/05(A)-12/31/2004             8.57         0.03         0.04              0.07           -                  -             8.64

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class B
12/31/2006                     11.91         0.55        (0.13)             0.42       (0.11)             (G).00           12.22
12/31/2005                     12.15         0.29         0.02              0.31       (0.33)             (0.22)           11.91
03/05(A)-12/31/2004            12.02         0.08         0.22              0.30       (0.04)             (0.13)           12.15

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class B
12/31/2006                       17.66 %      $  2,714            17 %           0.40 %       1.33 %         n/a %         n/a %
12/31/2005                        4.38             248            16             0.40         1.04           n/a           n/a
03/05(A)-12/31/2004               9.24              85            18             0.40         1.25           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class B
12/31/2006                       17.21             386            30             0.86         0.72           n/a           n/a
12/31/2005                       13.98             204            27             0.86         0.94           n/a           n/a
03/05(A)-12/31/2004              11.60              24            18             0.86         0.59           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class B
12/31/2006                        5.20             158            65             0.76        (0.11)          n/a           n/a
12/31/2005                        9.27             137            80             0.77        (0.09)          n/a           n/a
03/05(A)-12/31/2004               0.82               1           125             0.82         0.61           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class B
12/31/2006                        3.57           6,953            63 (f)         0.60         4.51           n/a           n/a
12/31/2005                        2.52             174           183 (f)         0.60         3.36           n/a           n/a
03/05(A)-12/31/2004               2.46              30           163 (f)         0.61         3.09           n/a           n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond Fund is 352%, 409%, and 271% in 2004, 2005, and 2006, respectively.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class B
12/31/2006                    $20.10        $0.11       $ 2.70            $ 2.81    $ (0.07)                 $ -       $ 22.84
12/31/2005                     18.59         0.11         1.56              1.67      (0.16)                   -         20.10
03/05(A)-12/31/2004            17.26         0.15         1.32              1.47      (0.14)                   -         18.59

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class B
12/31/2006                      9.11            -         0.54              0.54          -                    -          9.65
12/31/2005                      8.11        (0.01)        1.01              1.00          -                    -          9.11
03/05(A)-12/31/2004             7.32        (0.02)        0.81              0.79          -                    -          8.11

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class B
12/31/2006                     18.20         0.22         2.18              2.40       0.00                    -         20.60
12/31/2005                     17.48         0.28         0.62              0.90      (0.18)                   -         18.20
03/05(A)-12/31/2004            16.82         0.21         0.66              0.87      (0.21)                   -         17.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class B
12/31/2006                       14.00 %     $     148           105 %        0.78 %       0.53 %           n/a %         n/a %
12/31/2005                        8.96             124           135          0.78         0.57             n/a           n/a
03/05(A)-12/31/2004               8.55              11            91          0.78         2.15            0.85           2.08

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class B
12/31/2006                        5.93             173           118          0.86        (0.03)            n/a           n/a
12/31/2005                       12.33             131            92          0.85        (0.17)            n/a           n/a
03/05(A)-12/31/2004              10.79               1           112          0.78        (0.34)           0.87          (0.43)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class B
12/31/2006                       13.21             129           145          0.77         1.14             n/a           n/a
12/31/2005                        5.18             107            79          0.76         1.18             n/a           n/a
03/05(A)-12/31/2004               5.17               1            46          0.75         1.58            0.79           1.54

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class B
12/31/2006                    $15.64       $ 0.45       $ 1.72            $ 2.17    $ (0.18)            $(0.24)          $17.39
12/31/2005                     16.98         0.37         0.58              0.95      (0.38)             (1.91)           15.64
03/05(A)-12/31/2004            16.19         0.17         0.89              1.06      (0.17)             (0.10)           16.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class B
12/31/2006                     19.76         0.10         2.58             2.68       (0.05)                 -            22.39
12/31/2005                     19.45         0.12         0.29             0.41       (0.10)                 -            19.76
03/05(A)-12/31/2004            18.37         0.11         0.97             1.08           -                  -            19.45

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class B
12/31/2006                     20.71         0.02         0.99             1.01           -                  -            21.72
12/31/2005                     19.75        (0.01)        0.97             0.96           -                  -            20.71
03/05(A)-12/31/2004            18.67         0.04         1.04             1.08           -                  -            19.75

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class B
12/31/2006                      1.00         0.05            -             0.05       (0.05)                 -              1.00
12/31/2005                      1.00         0.02            -             0.02       (0.02)                 -              1.00
03/05(A)-12/31/2004             1.00         0.01            -             0.01       (0.01)                 -              1.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class B
12/31/2006                     16.91         0.34         3.22             3.56       (0.11)             (0.70)           19.66
12/31/2005                     16.68         0.21         1.20             1.41       (0.20)             (0.98)           16.91
03/05(A)-12/31/2004            15.47         0.11         1.31             1.42       (0.11)             (0.10)           16.68
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class B
12/31/2006                       13.89 %          $276            46%(f)         0.59%        2.75%        n/a%          n/a%
12/31/2005                        5.52             198            42 (f)         0.59         2.42         n/a           n/a
03/05(A)-12/31/2004               6.54              22           121             0.60         2.68         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class B
12/31/2006                       13.57             204         116             0.90         0.49         n/a           n/a
12/31/2005                        2.12             122         264             0.89         0.51         n/a           n/a
03/05(A)-12/31/2004               5.88               1         296             0.84         1.02        0.94           0.92

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class B
12/31/2006                        4.88             173         89              0.80         0.12         n/a           n/a
12/31/2005                        4.86             140         77              0.79         0.02         n/a           n/a
03/05(A)-12/31/2004               5.78               2         154             0.76         0.40        0.77           0.39

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class B
12/31/2006                        4.70           2,955         n/a             0.39         4.80         n/a           n/a
12/31/2005                        2.91             469         n/a             0.40         2.88         n/a           n/a
03/05(A)-12/31/2004               0.91              38         n/a             0.40         1.57         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class B
12/31/2006                       21.05          12,976         34              0.64         1.76        n/a            n/a
12/31/2005                        8.41             158         29              0.65         1.62        n/a            n/a
03/05(A)-12/31/2004               9.22              27         136             0.66         1.73        n/a            n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund is 142% and 64% in 2005 and 2006, respectively.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class B
12/31/2006                    $19.50       $ 0.14       $ 2.58            $ 2.72      $ (0.03)            $(0.17)         $ 22.02
12/31/2005                     18.38         0.06         1.10              1.16        (0.04)                 -            19.50
03/05(A)-12/31/2004            17.44         0.08         0.93              1.01        (0.07)                 -            18.38

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class B
12/31/2006                     29.76         0.03         2.05              2.08        (0.01)             (2.55)           29.28
12/31/2005                     27.92         0.01         4.00              4.01            -              (2.17)           29.76
03/05(A)-12/31/2004            26.20        (0.03)        3.25              3.22            -              (1.50)           27.92

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class B
12/31/2006                     14.03         0.26         2.58              2.84        (0.07)             (0.97)           15.83
12/31/2005                     13.69         0.17         0.71              0.88        (0.11)             (0.43)           14.03
03/05(A)-12/31/2004            12.50         0.05         1.18              1.23        (0.04)                 -            13.69

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class B
12/31/2006                      8.12         0.66         0.21              0.87        (0.18)                 -             8.81
12/31/2005                      8.66         0.64        (0.48)             0.16        (0.62)             (0.08)            8.12
03/05(A)-12/31/2004             8.15         0.14         0.41              0.55        (0.04)                 -             8.66

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class B
12/31/2006                       13.95 %      $ 32,185            46 %          0.70 %        0.64 %       n/a %           n/a %
12/31/2005                        6.30             193            41            0.70          0.45         n/a             n/a
03/05(A)-12/31/2004               5.81              24            37            0.73          1.21        0.74            1.20

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class B
12/31/2006                        6.97          24,998            37            0.81          0.08         n/a             n/a
12/31/2005                       14.32             276            30            0.82         (0.12)        n/a             n/a
03/05(A)-12/31/2004              12.32              33            34            0.81         (0.24)       0.82          (0.25)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class B
12/31/2006                       20.30             391            26            0.76          1.71         n/a             n/a
12/31/2005                        6.42             281            29            0.77          1.28         n/a             n/a
03/05(A)-12/31/2004               9.87              34            42            0.79          1.51        0.80            1.50

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class B
12/31/2006                       10.72           4,443            62            0.59          7.60         n/a             n/a
12/31/2005                        1.89             214            33            0.60          7.60         n/a             n/a
03/05(A)-12/31/2004               6.84              13           149            0.63          7.20         n/a             n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class B
12/31/2006                   $ 11.49       $ 0.58      $ (0.01)           $ 0.57    $ (0.01)                 $ -         $ 12.05
12/31/2005                     11.84         0.48        (0.14)             0.34      (0.48)               (0.21)          11.49
03/05(A)-12/31/2004            11.60         0.20         0.41              0.61      (0.18)               (0.19)          11.84

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class B
12/31/2006                     11.50         0.50        (0.11)             0.39          -                    -           11.89
12/31/2005                     11.71         0.44        (0.14)             0.30      (0.41)               (0.10)          11.50
03/05(A)-12/31/2004            11.75         0.16          0.02             0.18      (0.15)               (0.07)          11.71

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class B
12/31/2006                        4.94 %        $  259           113 %(f)       0.72%        5.01%          n/a%          n/a%
12/31/2005                        2.87             171            97 (f)        0.73         4.64           n/a           n/a
03/05(A)-12/31/2004               5.20               8            74 (f)        0.72         4.87           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class B
12/31/2006                        3.39             140           114 (f)        0.59         4.36           n/a           n/a
12/31/2005                        2.53             121            39 (f)        0.59         3.96           n/a           n/a
03/05(A)-12/31/2004               1.54              13            65 (f)        0.61         4.22           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Western Strategic Bond Fund and JNL/Western U.S. Government & Quality Bond Fund for 2006 was 570% and 524%, for 2005 was 453% and 487%, and for 2004 was 423% and 643%,
respectively.

                                   PROSPECTUS

                                 APRIL 30, 2007

                                JNL SERIES TRUST

You can find more information about the Trust in:

          o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated April 30, 2007, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

                                       The Trust's SEC file number is: 811-8894
--------
(1) Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell 2000 Index.

(1) MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

                                   PROSPECTUS
                                 CLASS B SHARES
                                 April 30, 2007
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust").

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FI Balanced Fund (FORMERLY, JNL/FMR BALANCED FUND)
JNL/FI Mid-Cap Equity Fund (FORMERLY, JNL/FMR MID-CAP EQUITY FUND)
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)
JNL/PPM America Value Equity Fund (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund

EACH FUND OFFERS TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS B SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company ("Jackson"). The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

                                ---------------

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


                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION  OF EACH FUND,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE;  PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THETRUST..............................................................................................185

MANAGEMENT   OF   THE   FUNDS;   FUND   EXPENSES;   SUB-ADVISORY   ARRANGEMENTS;
ADMINISTRATIVE  FEE,  CLASSES OF SHARES;  DISTRIBUTION  PLAN;  THE  DISTRIBUTOR;
INVESTMENT  IN TRUST SHARES;  "MARKET  TIMING"  POLICY;  DISCLOSURE OF PORTFOLIO
SECURITIES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS...............................................................................................193

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

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
                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

7.39%      8.07%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 8.44% (4th quarter of 2004) and its lowest quarterly return was -3.92% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- -------------------- -------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------- -------------------- -------------------
JNL/AIM Large Cap Growth Fund (Class B)                                          8.07%                8.18%
S&P 500 Index                                                                   15.79%                9.45%
Russell 1000 Growth Index                                                        9.15%                5.72%
------------------------------------------------------------------------- -------------------- -------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                             0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                  0.81%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $83
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $259
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $450
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,002
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc., was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts ("REITs") that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering ("IPO") market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

          o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

               The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o INVESTMENT IN IPOS. The Fund may participate in the IPO market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B
                                [OBJECT OMITTED]

36.59%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 14.33% (1st quarter of 2006) and its lowest quarterly return was 0.60% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ -------------------- --------------------
                                                                               1 year           Life of Class*
------------------------------------------------------------------------ -------------------- --------------------
JNL/AIM Real Estate Fund (Class B)                                              36.59%               32.58%
MSCI US REIT Index                                                              36.03%               30.43%
FTSE NAREIT Index                                                               35.05%               29.95%
------------------------------------------------------------------------ -------------------- --------------------

The MSCI US REIT Index and FTSE NAREIT Index are broad-based, unmanaged indices. The NAREIT universe includes as eligible securities all tax qualified REITS with common shares traded on NYSE, AMEX or NASDAQ National Market List. The companies in these companies must be valued at over $100 million, and meet minimum liquidity rules.

Effective December 31, 2006, the Fund replaced the MSCI REIT Index (the "Prior Index") with the FTSE NAREIT Index (the "New Index") as its benchmark. In June 2005, responsibility for maintaining the Prior Index was transitioned from Morgan Stanley to MSCI. Since the transition, information made publicly available by MSCI has been limited and generally includes the daily price change of the Prior Index. NAREIT recently hired FTSE to manage the New Index. Daily pricing and constituent securities information for the New Index are publicly available and allow managers for the Fund to conduct a detailed analysis of the New Index's total return and attribution.

*The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.83%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $85
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $265
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $460
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,025
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub-Sub-Adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St., N.E., Atlanta, Georgia 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2006, IINA and its affiliates managed approximately $203 billion in total assets. As of December 31, 2006, AMVESCAP managed approximately $463 billion in total assets.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1989.

     o Ping Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with AIM and/or its affiliates since 1998.

     o Paul Curbo, CFA, Portfolio Manager, has been responsible for the Fund since January 2007 and has been associated with AIM and/or its affiliates since 1998.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

A I M is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

8.73%      14.74%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 13.25% (4th quarter of 2004) and its lowest quarterly return was -8.77% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ --------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------ --------------------- --------------------
JNL/AIM Small Cap Growth Fund (Class B)                                          14.74%                9.55%
Russell 2000 Growth Index                                                        18.50%                8.16%
------------------------------------------------------------------------ --------------------- --------------------

The Russell 2000 Growth Index is a style specific index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.96%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
                                                                                                  $98
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $306
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $531
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,178
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the portfolio managers believe have the potential for growth over the intermediate and long-term. The Fund may also invest in preferred stocks and convertible securities that the portfolio managers believe may permit the Fund to achieve its investment objective. The Fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers' strategy combines a "bottom up" research process with a relative-valuation discipline in purchasing stocks. In general, the Fund's portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the Fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the Fund's ability to achieve its investment objective may be affected adversely.

The Sub-Adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

3.56%      12.53%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 11.55% (4th quarter of 2004) and its lowest quarterly return was -4.58% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------- ------------------- -------------------
                                                                                 1 year          Life of Class*
-------------------------------------------------------------------------- ------------------- -------------------
JNL/Eagle Core Equity Fund (Class B)                                            12.53%                6.96%
S&P 500 Index                                                                   15.79%                9.45%
-------------------------------------------------------------------------- ------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                         0.73%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                              0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                   0.74%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee reflects a reduction that was effective October 2, 2006.
** Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $76
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $237
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $411
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $918
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as Sub-Adviser, Eagle supervises and manages the investment portfolio of the Fund. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the Large Cap Core Fund. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years. Mr. Skeppstrom has primary responsibility for companies within the consumer staples, communications, financials and leisure sectors; (2) Mr. John Jordan III is a Vice President and portfolio co-manager since joining Eagle in April 2001. Prior to joining Eagle, Mr. Jordan served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Jordan covers companies within the capital goods/industrials, basic industry, consumer discretionary and communications/networking equipment sectors; (3) Mr. Craig Dauer is a Vice President and has co-portfolio management responsibilities since joining in April 2001. Prior to joining Eagle, Mr. Dauer served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Dauer is responsible for covering pharmaceuticals, medical devices, consumer staples and retailers; and (4) Mr. Robert Marshall is a Vice President since joining Eagle in September 2002. From 1995 to 2002, Mr. Marshall served as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Marshall covers cyclical growth companies, technology (enterprise hardware, semiconductors, computer services and software) and brokerages.

Each portfolio manager is responsible for actively researching companies within their individual areas of expertise and uses intensive fundamental analysis to develop proprietary earnings and valuation models for each company he follows. The team applies this relative-valuation approach consistently across the portfolio every day. Initial recommendations on a course of action are made by the portfolio co-manager responsible for each sector. Buy-and-sell decisions are made in consultation with the team. As managing director, Mr. Skeppstrom ultimately authorizes all co-managers' buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/EAGLE SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The Sub-Adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The Sub-Adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.71%      20.34%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.28% (1st quarter of 2006) and its lowest quarterly return was -5.92% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------ -------------------
                                                                                  1 year          Life of Class*
---------------------------------------------------------------------------- ------------------ -------------------
JNL/Eagle SmallCap Equity Fund (Class B)                                           20.34%             11.60%
Russell 2000 Growth Index                                                          13.41%              8.16%
---------------------------------------------------------------------------- ------------------ -------------------

The Russell 2000 Growth Index is a style specific index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.83%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses**                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.85%
------------------------------------------------------------------------------------------------ --------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                   $87
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $271
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $471
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,049
--------------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, a Senior Vice President, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 as a Senior Vice President and has portfolio management responsibilities for its small cap equity accounts. He was appointed a Managing Director in June 1999. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund. As portfolio manager, Mr. Boksen dedicates the majority of his time to investment research and portfolio management and acts as a generalist, covering a variety of different issues. The research analysts and portfolio manager are responsible for performing in-depth fundamental research for the portfolio. Mr. Boksen relies upon a team of research analysts for in-depth company information. The research analysts are specialists, assigned to specific industries. Team members meet on a daily basis to discuss investment candidates, as well as securities in the portfolio. Mr. Boksen retains final authority for all buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI BALANCED FUND (FORMERLY JNL/FMR BALANCED FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), manages the Fund to maintain a balance between stocks and bonds. When Pyramis 's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. Pyramis may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, Pyramis's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, Pyramis is not constrained by any particular investment style. In buying and selling securities for the Fund, Pyramis generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

Pyramis may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. Pyramis may invest the Fund's assets in investment-grade debt securities by investing in other funds. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o GROWTH RISK. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

10.31%      10.98%
------      ------
2005        2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.88% (4th quarter of 2004) and its lowest quarterly return was -1.55% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ---------------------- ----------------------
                                                                               1 year             Life of Class*
----------------------------------------------------------------------- ---------------------- ----------------------
JNL/FI Balanced Fund (Class B)                                                10.98%                 10.12%
S&P 500 Index                                                                 15.79%                  9.45%
Lehman Brothers Government/Corporate Bond Index                                4.84%                  3.15%
Balanced Hybrid Composite**                                                   12.96%                 27.02%
----------------------------------------------------------------------- ---------------------- ----------------------

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.

* The Class B shares of the Fund began operations on March 5, 2004.
** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.75%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.02%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.77%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $79
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $246
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $428
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $954
----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Balanced Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Larry Rakers is a Vice President and portfolio manager for Fidelity Investments. He manages Fidelity Balanced Fund, Fidelity Advisor Balanced Fund and VIP:
Balanced Portfolio. Mr. Rakers joined Fidelity as an equity research analyst in 1993. Mr. Rakers managed Fidelity Select Computers Portfolio and Fidelity Advisor Technology Portfolio from January 2000 and Fidelity Select Technology Portfolio from February 2000 until June 2001. He was named a Vice President in June 2001 when he started managing the Fidelity Convertible Securities Fund. He was also technology sector leader from January 2000 to June 2001. Mr. Rakers also managed Fidelity Convertible Securities Fund from June 2001 until February 2002, when he assumed management responsibility for Fidelity Balanced Fund. He began managing Fidelity Advisor Balanced Fund and VIP: Balanced Portfolio in June 2005. Before joining Fidelity, Mr. Rakers was a project engineer for Loral Corporation in Lexington, Massachusetts, from 1986 to 1993. Mr. Rakers received bachelor of science and master of science degrees in metallurgical engineering from the University of Illinois in 1985 and 1987 respectively. He also received an MBA from Northeastern University in 1993.

Brett Kozlowski is vice president and Co-Manager of the Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI MID-CAP EQUITY FUND (FORMERLY JNL/FMR MID-CAP EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Mid-Cap Equity Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), normally invests 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Fund, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets tis definition after purchase continue to be considered to have a medium market capitalization for the purposes of the 80% policy. The size of the companies in each index changes with the market conditions and the composition of the index. Although Pyramis focuses on investing the Fund's assets in securities issued by medium-sized companies, Pyramis may also make investments in securities issued by larger or smaller companies.

Pyramis normally invests a majority of the Fund's equity assets in medium-sized companies. Pyramis may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Pyramis is not constrained by any particular investment style. At any given time, Pyramis may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

6.34%      12.31%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.53% (4th quarter of 2004) and its lowest quarterly return was -4.20% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ --------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------ --------------------- --------------------
JNL/FI Mid-Cap Equity Fund (Class B)                                            12.31%                11.43%
S&P MidCap 400 Index                                                            10.35%                11.20%
------------------------------------------------------------------------ --------------------- --------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.82%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                            $84
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $262
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $455
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,014
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Mid-Cap Equity Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FRANKLIN TEMPLETON INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P(R)") and Moody's Investors Service ("Moody's") are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase.

The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by foreign or a domestic company.

The Fund's manager searches for securities it deems to be undervalued or out-of-favor securities and believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

          o    Management strength, experience and track record;
          o    Responsiveness   to  changes  in  interest   rates  and  business
               conditions;
          o    Debt maturity schedules and borrowing requirements;
          o The company's changing financial condition and market recognition of the change; and
          o A security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations repurchase agreements, money market fund shares and other money market instruments. The Sub-Adviser also may invest these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

While the Fund does not concentrate in any one industry, it may make significant investments in the utilities, healthcare, and financial services sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER RATED SECURITIES. High-yield bonds, commonly referred to as "Junk Bonds", generally have more credit risk than higher-rated securities.

               Companies using high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

               The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

               High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when thy do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.90%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.90%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $92
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $287
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $498
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,108
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Income Fund is Franklin Advisers, Inc. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Edward D. Perks, CFA (VICE PRESIDENT OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1992.
     o Charles B. Johnson (CHAIRMAN OF THE BOARD OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1957.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

     o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;

     o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or

     o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) under $3.5 billion at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

17.93%
-------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.86% (1st quarter of 2006) and its lowest quarterly return was -3.05% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------- ------------------- --------------------
                                                                                  1 year          Life of Class*
--------------------------------------------------------------------------- ------------------- --------------------
JNL/Franklin Templeton Small Cap Value Fund (Class B)                              17.93%              17.14%
Russell 2500 Value Index                                                           20.24%              20.38%
--------------------------------------------------------------------------- ------------------- --------------------

The Russell 2500 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.03%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.98%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $100
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $312
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $542
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,201
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By having significant investments in a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of the Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.
     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.
     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1988.
     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS CORE PLUS BOND FUND (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Core Plus Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (securities rated BB- or below by one nationally recognized statistical ratings organization or, if unrated, determined by the Sub-Adviser to be of comparable quality) (commonly referred to as "junk bonds"), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The
Fund does not currently intend to invest more than 75% of assets in non-investment grade securities. For purposes of this 75% constraint, the Fund will not deem a security to be non-investment grade if one NRSRO rates the security as investment grade.

The Sub-Adviser uses duration management as a fundamental part of the management for this Fund. Generally, the Sub-Adviser expects to track the duration of the Lehman Brothers Aggregate Bond Index (plus or minus 1.5 years) although the securities held may have short, intermediate, and long terms to maturity. The Fund's average duration will not likely exceed 6 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, Goldman Sachs Asset Management, L.P. ("GSAM(R)") replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.87%       4.94%
------      ------
2005        2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.94% (3rd quarter of 2006) and its lowest quarterly return was -0.68% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------ ----------------- ------------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------ ----------------- ------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class B)                                     4.94%             4.52%
Lehman Brothers Aggregate Bond Index                                                4.33%             3.28%
------------------------------------------------------------------------------ ----------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.70%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.70%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $72
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $224
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $390
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $871
------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund is GSAM, 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. and Global Fixed - Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

     o James B. Clark (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994 after working as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to becoming co-head of the US Fixed Income Team, James headed the portfolio management group specializing in mortgage-backed and asset-backed securities.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/GOLDMAN SACHS MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $849 million and $21.7 billion Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

16.06%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 8.45% (4th quarter of 2006) and its lowest quarterly return was -1.32% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund (Class B)                                   16.06%               18.27%
Russell Mid Cap Value Index                                                      15.64%               21.19%
------------------------------------------------------------------------- -------------------- --------------------

The Russell Mid Cap Value Index is a broad-based, unmanaged index. *The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.84%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.86%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $88
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $274
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $477
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,061
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.
     o Dolores Bamford (MANAGING DIRECTOR) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.
     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.
     o Andrew Braun (MANAGING DIRECTOR) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.
     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.
     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.
     o Sean Gallagher (MANAGING DIRECTOR) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.
     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.
     o Edward Perkin, CFA (VICE PRESIDENT) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Short Duration Bond Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus one year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio's average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, corporate debt securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

Corporate debt securities include, but are not limited to, Eurobonds and Yankees issued by Sovereigns, Supranationals and other foreign entities; and preferred stocks.

The Fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio's goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.54%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.54%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $55
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $173
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $302
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $677
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Short Duration Bond Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Jonathan A. Beinner (MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER - CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1990 and is responsible for overseeing over $270 billion in fixed income and money market assets - including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds. Mr. Beinner assumed managerial oversight for U.S. Fixed Income, High Yield, and Global Fixed Income and Currency in 2001. Mr. Beinner joined Asset Management in 1990 as a mortgage-backed specialist on the US Fixed Income team and since 1993 had worked directly with Sharmin. Mr. Beinner headed up the Mortgage team in 1994, and 3 years later became the Co-Head of US Fixed Income. Mr. Beinner became a Managing Director in 1997. Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.
     o Thomas Kenny (MANAGING DIRECTOR, CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1999 as Head of the Municipal Bond Portfolio Management team. He became co-head of the US and Global Fixed Income team in 2002.
     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.
     o James Cielinski (Managing Director, Head of Investment Grade Credit) joined GSAM in September 1998 as a Corporate Bond Portfolio Manager.
     o James P. McCarthy (MANAGING DIRECTOR, HEAD OF SHORT DURATION AND STRUCTURED STRATEGIES) is a senior fixed income portfolio manager and heads the short duration fixed income and structured portfolio strategies at GSAM. In this role, Mr. McCarthy is responsible for constructing and managing portfolios for central banks, balance sheet strategies, and financial institutions. Additionally, he works closely with clients in developing and implementing customized portfolio strategy solutions. Mr. McCarthy joined GSAM in 1995 as a specialist on the mortgage-backed securities team.
     o Robert Leggett (VICE PRESIDENT, PORTFOLIO SPECIALIST) is a fixed income specialist focusing on Short Duration and Structured product strategies. Mr. Legget joined GSAM in 2001 as a Client Service Manager responsible for servicing Corporate Institutional, Pension, and Central Bank clients. Prior to joining Goldman Sachs he was a Vice President in the Chase Consulting Group, a unit of the Chase Manhattan Bank, where his responsibilities included investment evaluation, performance measurement and portfolio analytics. Mr. Leggett received a B.S. from Villanova University and an M.B.A. from the University of Connecticut.
     o Thomas D. Teles (MANAGING DIRECTOR, HEAD OF MORTGAGE-BACKED SECURITIES) is a managing director on the Fixed Income Portfolio Management team and serves as head of the Mortgage & Asset-Backed Securities team. He is also a member of the Fixed Income Strategy Group (FISG), which oversees all Global Fixed Income and Currency portfolios. Mr. Teles joined Goldman Sachs in 1997 as an associate with FICC in New York, where he worked in the Research Department, and then as a mortgage trader. He joined Goldman Sachs Asset Management in 2000. Mr. Teles became managing director in 2003 and a partner in 2006. Prior to joining the firm, Mr. Teles worked as assistant investment officer at Travelers Insurance Group from 1994 to 1997. Mr. Teles earned a BA from the University of Maryland in 1992 and an MBA from the University of Chicago in 1994.
     o Mark Van Wyk (VICE PRESIDENT) joined GSAM in 1994 and specializes in U.S. government and financial derivatives.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the Sub-Adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The Sub-Adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Sub-Adviser uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The Sub-Adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The Sub-Adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Sub-Adviser may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

J.P. Morgan Investment Management, Inc. has been serving as the Sub-Adviser to this Fund since May 2, 2005. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

10.94%      22.97%
------      ------
2005        2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.29% (4th quarter of 2004) and its lowest quarterly return was -0.32% (2nd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------- ------------------- --------------------
                                                                                  1 year          Life of Class*
--------------------------------------------------------------------------- ------------------- --------------------
JNL/JPMorgan International Equity Fund (Class B)                                  22.97%              16.16%
Morgan Stanley Europe and Australasia, Far East Equity
(MSCI E.A.FE.) Index                                                              26.42%              19.03%
--------------------------------------------------------------------------- ------------------- --------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.83%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.83%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $85
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $265
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $460
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,025
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The Sub-Adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

18.90%      32.27%
------      ------
2005        2006

In the periods shown in the chart, the Fund's highest quarterly return was 14.93% (4th quarter of 2004) and its lowest quarterly return was -1.55% (2nd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------- -------------------
                                                                                   1 year          Life of Class*
---------------------------------------------------------------------------- ------------------- -------------------
JNL/JPMorgan International Value Fund (Class B)                                    32.27%              24.05%
MSCI EAFE Value Index                                                              31.30%              22.71%
---------------------------------------------------------------------------- ------------------- -------------------

The MSCI EAFE Value Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.83%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                       0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.84%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $86
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $268
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $466
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,037
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the Sub-Adviser ranks issuers within each industry group according to their relative value. The Sub-Adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO  MANAGEMENT.  The sub-adviser to the  JNL/JPMorgan
International Value Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Jeroen Huysinga, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Huysinga, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1997. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga obtained a B.A. in economics and international studies from the University of Warwick. Mr. Huysinga is an
Associate of the Institute of Investment Management and Research. Mr. Woort-Menker who is a senior portfolio manager on the Global Equity team and the lead manager of the team's Value strategies, has been employed by J.P. Morgan since 1987. Gerd Woort-Menker, managing director, is a senior portfolio manager on the Global Investment Team. Mr. Woort-Menker currently manages international and global equity portfolios; he has also managed the International Value strategy since its inception. Mr. Woort-Menker began his career at VARTA in Hanover, where he was a financial comptroller. Mr. Woort-Menker obtained a business accounting degree from Muenster University and earned an M.A. in economics from Freiburg University. He is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/JPMorgan  U.S.
Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/JPMorgan U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

     (i)  U.S. treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

    (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

     (vi) repurchase agreements collateralized by any of the foregoing; and

    (vii) other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the Sub-Adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, J.P. Morgan Investment Management Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007reflects the results achieved by the prior Sub-Advisers.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.53%      3.39%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.88% (3rd quarter of 2004) and its lowest quarterly return was -1.13% (1st quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- ------------------ -----------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ -----------------
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class B)                         3.39%              2.55%
Citigroup Treasury Index                                                           3.13%              2.31%
----------------------------------------------------------------------------- ------------------ -----------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.59%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $60
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $189
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $329
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $738
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/JPMorgan U.S. Government & Quality Bond Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, NY 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,103 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Michael Sais, Managing Director of J.P. Morgan. Mr. Sais is a Fixed Income Fund Manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMorgan Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Sais joined the firm in 1994 as a senior fixed income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. Prior to this, he served as senior investment portfolio manager of Valley National Bank of Phoenix, where he was responsible for the management of the bank's $2.2 billion investment portfolio. Mr. Sais began his career with Citibank in San Juan, Puerto Rico, as an asset/liability manager and eurodollar trader. He obtained a B.S. and an M.B.A, both in finance, from Indiana University. Mr. Sais is also a CFA charterholder and member of The CFA Institute as well as the CFA Society of Columbus.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/LAZARD EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index. The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The allocation of the Fund's assets among emerging market countries may shift from time to time based on the Sub-Adviser's judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o EMERGING MARKETS RISK. The Fund will invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            1.15%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.02%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Operating Expenses                                                                          1.18%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS B
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $120
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $375
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $649
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,432
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.

DERIVATIVES. Derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Fund's performance. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Emerging Markets Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by John R. Reinsberg and James M. Donald. Mr. Reinsberg has been with Lazard since 1992 and has been associated with the Emerging Markets Equity strategy since its inception and is a Deputy Chairman of Lazard. Mr. Donald has been with Lazard since 1996 and is a Managing Director of Lazard.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the Sub-Adviser believes are undervalued. The Fund invests in 50-70 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index at the time of purchase. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

8.99%     14.77%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.99% (4th quarter of 2004) and its lowest quarterly return was -1.29% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------ ------------------ ------------------
                                                                                    1 year         Life of Class*
------------------------------------------------------------------------------ ------------------ ------------------
JNL/Lazard Mid Cap Value Fund (Class B)                                             14.77%             14.04%
Russell MidCap(R) Index                                                             15.64%             13.84%
------------------------------------------------------------------------------ ------------------ ------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.84%
------------------------------------------------------------------------------------------------ --------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS B
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                           $86
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $268
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $466
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,037
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser, Andrew Lacey and Robert A. Failla. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively. Mr. Failla is Senior Vice President and portfolio manager and has been with Lazard since 2003. Prior to joining the Firm, Robert was associated with AllianceBernstein.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the Sub-Adviser believes are undervalued. The Fund holds between 75 - 150 securities with a market capitalization range of $200 million to $2.5 billion at the time of purchase. The Fund's returns are compared to the Russell 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.85%     17.12%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 13.02% (1st quarter of 2006) and its lowest quarterly return was -6.21% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------ ------------------ ------------------
                                                                                    1 year         Life of Class*
------------------------------------------------------------------------------ ------------------ ------------------
JNL/Lazard Small Cap Value Fund (Class B)                                           17.12%             11.03%
Russell 2000 Index                                                                  18.50%             11.53%
------------------------------------------------------------------------------ ------------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.87%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $89
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $278
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $482
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,073
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the S&P 500 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 500 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.63%      15.29%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 9.10% (4th quarter of 2004) and its lowest quarterly return was -2.24% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------ ------------------
                                                                                  1 year         Life of Class*
---------------------------------------------------------------------------- ------------------ ------------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class B)                        15.29%              9.39%
S&P 500 Index                                                                     15.79%              9.45%
---------------------------------------------------------------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.41%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS B
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $42
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $132
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $230
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $518
---------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 400 Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 400 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals,  and  reinvestment  of income.  The  replicated  portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the S&P 400 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 400 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

12.14%     9.91%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.08% (4th quarter of 2004) and its lowest quarterly return was -3.20% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- ---------------- ------------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------- ---------------- ------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class B)                    9.91%           11.22%
S&P 400 MidCap Index                                                                10.35%           11.20%
------------------------------------------------------------------------------- ---------------- ------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------- -------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                            0.39%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                           0.02%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                                     0.42%
------------------------------------------------------------------------------------------------- -------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $43
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $135
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $235
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $530
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San
Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president,in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/Mellon  Capital
Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index(1). The capitalization range for the Russell 2000 Index is currently approximately $25 million at the bottom of the range and $4.8 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and Russell 2000 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Russell 2000 Index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.38%     17.66%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 13.93% (1st quarter of 2006) and its lowest quarterly return was -5.38% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------- ------------------
                                                                                   1 year         Life of Class*
---------------------------------------------------------------------------- ------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class B)                       17.66%              11.44%
Russell 2000 Index                                                                 18.50%              11.53%
---------------------------------------------------------------------------- ------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                         0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.41%
----------------------------------------------------------------------------------------------- ---------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $42
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $132
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $230
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $518
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) (1)Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and MSCI EAFE Free Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

13.46%      25.93%
------      ------
2005        2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.19% (4th quarter of 2004) and its lowest quarterly return was -1.03% (2nd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- ------------------ ------------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ ------------------
JNL/Mellon Capital Management International Index Fund (Class B)                    25.93%             19.15%
MSCI E.A.FE. Index                                                                  26.42%             19.03%
----------------------------------------------------------------------------- ------------------ ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.45%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.02%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.48%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $49
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $154
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $269
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $604
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The
companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the MSCI EAFE Free Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund  invests  under  normal  circumstances  at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Lehman Brothers Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

The Fund can invest in a number of different kinds of "derivative" instruments to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities, to be announced (TBAs) and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

               The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the Sub-Adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.04%      3.85%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.68% (3rd quarter of 2006) and its lowest quarterly return was -0.82% (3rd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------ ----------------- ------------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------ ----------------- ------------------
JNL/Mellon Capital Management Bond Index Fund (Class B)                             3.85%               2.46%
Lehman Brothers Aggregate Bond Index                                                4.33%               3.28%
------------------------------------------------------------------------------ ----------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.41%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $42
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $132
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $230
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $518
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by two of the following: Moody's Investors Service or Standard & Poor's or Fitch (if at least 2 ratings are available, or by one if only one rating is available); (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's Sub-Adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan has been a Managing Director of Mellon Capital Management Corporation since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990.

Lowell Bennett has been a Director of Mellon Capital Management Corporation since 2000. Mr. Bennett joined Mellon Capital in 1997 as a Vice President and fixed income strategist. He is responsible for the development and implementation of fixed income strategies of the company. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his M.B.A. degree from Stanford University in 1987. Mr. Bennett has 19 years of finance and investment experience.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Within each sector, the Fund overweights stocks that the Sub-Adviser regards as attractive and underweights or does not hold stocks that the Sub-Adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing theFund, the Sub-Adviser generally employs a three-step process:

          (i) Based on quantitative research, the Sub-Adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

          (ii) The research findings allow the Sub-Adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

          (iii) The Sub-Adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.54%      17.06%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 9.64% (4th quarter of 2004) and its lowest quarterly return was -2.25% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------ -------------------
                                                                                  1 year          Life of Class*
---------------------------------------------------------------------------- ------------------ -------------------
JNL/Mellon Capital Management Enhanced S&P
500 Stock Index Fund (Class B)                                                     17.06%             10.35%
S&P 500 Index                                                                      15.79%              9.45%
---------------------------------------------------------------------------- ------------------ -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS B
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee                                                                       0.59%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Fee                                                                                           0.00%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Acquired Fund Fees and Expenses*                                                                    0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Annual Fund Operating Expenses                                                                0.61%
------------------------------------------------------------------------------------------ --------------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS B
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $62
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $195
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $340
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                       $762
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the Sub-Adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group at the Sub-Adviser. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA, has been a Managing Director, Enhanced Equity Strategies at Mellon Capital since January 2006. He joined Mellon Capital in 1995 as a research associate. Throughout the years he has held various positions in the Equity Portfolio Management group among which were: Vice President from 2000 to 2002 and Director from 2002 to 2003. In 2003 he was promoted to Director of Enhanced Equity Strategies. Currently he heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the enhanced equity portfolio management process. Prior to joining Mellon Capital, he was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has 11 years of investment experience. Mr. Chiang received an M.B.A. from University of California at Berkeley in 2005.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/OPPENHEIMER GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notational value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market
               (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

13.98%      17.21%
------      ------
2005        2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.82% (4th quarter of 2004) and its lowest quarterly return was -3.43% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Oppenheimer Global Growth Fund (Class B)                                    17.21%               15.60%
Morgan Stanley Capital International World Index                                20.76%               14.44%
------------------------------------------------------------------------- -------------------- --------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.86%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $88
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $274
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $477
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,061
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide;
o    Companies that stand to benefit from global growth trends;
o Businesses with strong competitive positions and high demand for their products or services; and/or
o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective October 1, 2005, the portfolio manager of the Fund is Rajeev Bhaman, Senior Vice President. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman had been co-manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Sub-Adviser's forecast for interest rates.

The Fund may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o    Structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds;
     o    Loan participations;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
     o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.52%      3.57%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.55% (3rd quarter of 2006) and its lowest quarterly return was -0.56% (3rd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- ---------------- -----------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------- ---------------- -----------------
JNL/PIMCO Total Return Bond Fund (Class B)                                           3.57%            2.98%
Lehman Brothers Aggregate Bond Index                                                 4.33%            3.28%
------------------------------------------------------------------------------- ---------------- -----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.60%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $61
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $192
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $335
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                          $750
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PPM AMERICA HIGH YIELD BOND FUND (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/PPM America High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. For purpose of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, including credit default swaps. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum.

In light of the risks associated with such securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. With respect to derivative instruments, the Sub-Adviser also takes into consideration the credit-worthiness of the counterparty to the transaction. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The Sub-Adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the Sub-Adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the Sub-Adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the Sub-Adviser looks for those companies that the Sub-Adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

               To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of April 30, 2007, PPM America, Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund was combined with JNL/PPM America High Yield Bond Fund, with the JNL/Salomon Brothers High Yield Fund as the surviving Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

10.72%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 4.30% (4th quarter of 2006) and its lowest quarterly return was -1.96% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------------- --------------- ------------------
                                                                                       1 year       Life of Class*
---------------------------------------------------------------------------------- --------------- ------------------
JNL/PPM America High Yield Bond Fund (Class B)                                           10.72%           6.80%
Citigroup High Yield Index                                                               11.88%           8.06%
Merrill Lynch High Yield Master II Index                                                 11.77%           8.29%
Merrill Lynch High Yield Master II Constrained Index                                     10.76%           7.95%
---------------------------------------------------------------------------------- --------------- ------------------

The Citigroup High Yield Index is a broad-based, unmanaged index.

The Merrill Lynch High Yield Master II Index is a broad-based, unmanaged index of fixed rate, non-investment-grade debt securities which are U.S. dollar denominated, nonconvertible, having at least one year remaining to maturity and an outstanding par amount of at least $100 million. The Merrill Lynch High Yield Master II Constrained Index is a subset of the Merrill Lynch High Yield Master II Index, and bonds are capitalization weighted and total allocations per issuer are capped at 2%.

* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.57%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                                   CLASS B
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
1 Year                                                                                              $58
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
3 Years                                                                                            $183
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
5 Years                                                                                            $318
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
10 Years                                                                                           $714
------------------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The Sub-Adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America High Yield Bond Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A team of investment professionals at PPM, led by Anthony Balestrieri, Senior Managing Director and JoAnne M. Bianco, Senior Managing Director, manage the assets of the Fund. The team reviews portfolio holdings, discusses purchase and sale activity, and adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Fixed Income Group currently manages approximately $43 billion in assets, including approximately $6.9 in high yield bond assets for various institutional clients based in the U.S. and abroad.

Anthony Balestrieri is a Senior Managing Director and Portfolio Manager of PPM, and is responsible for managing over $11.6 billion in public investment grade, high yield, securitized and other fixed income investments. Mr. Balestrieri has over seventeen years of investment industry experience. From May, 1998 until to joining PPM in June, 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May, 1998, Mr. Balestriere was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

JoAnne M. Bianco is a Senior Managing Director and Portfolio Manager, and is responsible for managing over $6.5 billion in high yield assets across insurance, pooled investments and institutional portfolios. Ms. Bianco has over 22 years of investment experience, and joined PPM in January, 1991. Prior to joining PPM, Ms. Bianco was a debt Rating Analyst for Standard & Poor's Corporation, and a Credit Analyst and Account officer at Chemical Bank Corporation. Ms. Bianco earned a B.S. in Business Administration from Marquette University, and an M.B.A. from Northwestern University, Kellogg School of Management, and is a Chartered Financial Analyst.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/PPM AMERICA VALUE EQUITY FUND (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Value Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1.5 billion or greater.

The Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in the equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of January 16, 2007, PPM America, Inc. replaced Putnam Investment Management, LLC as the Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

5.18%      13.21%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.68% (3rd quarter of 2006) and its lowest quarterly return was -0.82% (3rd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------- --------------------
                                                                                   1 year          Life of Class*
---------------------------------------------------------------------------- ------------------- --------------------
JNL/PPM America Value Equity Fund (Class B)                                        13.21%               8.56%
S&P 500 Index                                                                      15.79%               9.45%
S&P500/Barra Value Index                                                           20.91%              12.69%
---------------------------------------------------------------------------- ------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The S&P500/Barra Value Index is an unmanaged, capitalization-weighted index composed of stocks of the S&P 500 with low price-to-book ratio relative to the S&P 500 as a whole.

* The Class B shares of the Fund began operations on March 5, 2004. As of January 16, 2007, PPM America, Inc., replaced Putnam Investment Management, LLC as Sub-Adviser for the Fund. Performance shown for the period from March 5, 2004 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.65%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.65%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective January 16, 2007, the fee will be reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $66
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $208
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $362
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $810
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from pursuing its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Value Equity Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.1 billion in assets, including approximately $ 4 billion in large cap value assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/PUTNAM EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the Sub-Adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

8.96%      14.00%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 11.72% (4th quarter of 2004) and its lowest quarterly return was -3.01% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- ------------------ -----------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ -----------------
JNL/Putnam Equity Fund (Class B)                                                  14.00%             11.48%
S&P 500 Index                                                                     15.79%              9.45%
----------------------------------------------------------------------------- ------------------ -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.77%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.78%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $67
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $211
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $368
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $822
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Chief Investment Officer on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiess was a Portfolio Manager with JP Morgan Investment Management. Richard P. Cervone is a Portfolio Member on the team. Mr. Cervone, Managing Director and Portfolio Manager on the U.S. Core Equity Team, joined Putnam in 1998 and has 8 years of investment experience.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PUTNAM MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the Sub-Adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $460 million and $20.7 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

          o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

12.33%      5.93%
------      ------
2005        2006

In the periods shown in the chart, the Fund's highest quarterly return was 13.74% (4th quarter of 2004) and its lowest quarterly return was -6.83% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- -------------------- --------------------
                                                                                    1 year           Life of Class*
----------------------------------------------------------------------------- -------------------- --------------------
JNL/Putnam Midcap Growth Fund (Class B)                                              5.93%               10.84%
Russell MidCap(R) Growth Index                                                      10.66%               10.99%
----------------------------------------------------------------------------- -------------------- --------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.86%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $88
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $274
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $477
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,061
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC ("Putnam") located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Kevin Divney and Brian DeChristopher. Mr. Divney is a Managing Director and Co-Chief Investment Officer of the Mid Cap Growth team. Mr. Divney is a CFA Charterholder and joined Putnam in 1997 and has 16 years of investment experience. Mr. DeChristopher is a Senior Vice President and Portfolio Manager of the Mid Cap Growth Team. Mr. DeChristopher joined Putnam in 1999 and has six years of investment industry experience and is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will generally be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the Sub-Adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within a reasonable period of time.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

5.52%      13.89%
------     -------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 6.01% (4th quarter of 2004) and its lowest quarterly return was -0.47% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------- -------------------- -------------------
                                                                                  1 year           Life of Class*
--------------------------------------------------------------------------- -------------------- -------------------
JNL/Select Balanced Fund (Class B)                                               13.89%                9.23%
S&P 500 Index                                                                    15.79%                9.45%
Lehman Brothers Aggregate Bond Index                                              4.33%                3.28%
 --------------------------------------------------------------------------- -------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------- ------------------------
                                                                                                  CLASS B
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Management/Administrative Fee                                                                     0.58%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
12b-1 Fee                                                                                         0.00%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Other Expenses                                                                                    0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Acquired Fund Fees and Expenses*                                                                  0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Total Annual Fund Operating Expenses                                                              0.60%
----------------------------------------------------------------------------------------- ------------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                             $61
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                           $192
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                           $335
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                          $750
--------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Edward P. Bousa, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. John C. Keogh, Senior Vice President, Partner and Fixed Income Portolio Manager of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since February 2006. Mr. Gootkind joined Wellington Management as investment professional in 2000.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The Sub-Adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the Sub-Adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.12%     13.57%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 11.85% (4th quarter of 2004) and its lowest quarterly return was -9.15% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------------- ---------------- -----------------
                                                                                       1 year        Life of Class*
---------------------------------------------------------------------------------- ---------------- -----------------
JNL/Select Global Growth Fund (Class B)                                                13.57%            7.97%
Morgan Stanley Capital International World Growth Index                                16.85%           12.56%
---------------------------------------------------------------------------------- ---------------- -----------------

The Morgan Stanley Capital International World Growth Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.89%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.90%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $92
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $287
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $498
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,108
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew S. Offit, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was portfolio manager at American Century Investment Management (2000-2005).

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential. In selecting equity securities, the Sub-Adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INVESTMENT STYLE RISK. The Fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The Fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP, has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

4.86%      4.88%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 9.30% (4th quarter of 2004) and its lowest quarterly return was -7.70% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------- ------------------- ------------------
                                                                                   1 year         Life of Class*
---------------------------------------------------------------------------- ------------------- ------------------
JNL/Select Large Cap Growth Fund (Class B)                                          4.88%               5.92%
Russell 1000(R) Growth Index                                                        9.15%               5.66%
---------------------------------------------------------------------------- ------------------- ------------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee                                                                   0.79%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Fee                                                                                       0.00%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.01%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Annual Fund Operating Expenses                                                            0.80%
-------------------------------------------------------------------------------------- -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $82
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $255
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $444
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $990
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew J. Shilling, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager since May 2007 and has been involved in portfolio management and securities analysis for the Fund since May 2004 and for clients of the firm for at least the past five years. Mr. Shilling joined Wellington Management as an investment professional in 1994. He became a Vice President in 1996 and a Senior Vice President in 2003.

John A. Boselli, CFA, Senior Vice President, Partner of Wellington Management and Equity Portfolio Manager, has been involved in portfolio management and securities analysis for the Fund since May 2007 and for clients of the firm for at least the past five years and has served as portfolio manager for the Fund from May 2004 to April 2007. Mr. Boselli joined Wellington Management as an investment professional in 2002. Mr. Boselli joined Wellington Management as a Vice President and investment professional in 2002 and became a Senior Vice President in 2005.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

          o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

          o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

          o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

          o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

2.91%      4.70%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 1.25% (4th quarter of 2006) and its lowest quarterly return was 0.26% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ --------------------- ---------------------
                                                                                1 year            Life of Class*
------------------------------------------------------------------------ --------------------- ---------------------
JNL/Select Money Market Fund (Class B)                                          4.70%                 3.00%
Merrill Lynch Treasury Bill Index (3 month)                                     4.85%                 3.20%
------------------------------------------------------------------------ --------------------- ---------------------

The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment. The 7-day yield of Class B on December 31, 2006, was 4.94%.
The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS B
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.38%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Fee                                                                                           0.00%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Annual Fund Operating Expenses                                                                0.39%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS B
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                                  $40
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                                $125
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                                $219
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                               $493
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The Sub-Adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but which the Sub-Adviser believes provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

8.41%      21.05%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 8.66% (4th quarter of 2004) and its lowest quarterly return was 0.06% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------------- ------------------ ------------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ ------------------
JNL/Select Value Fund (Class B)                                                    21.05%             13.80%
Russell 1000 Value Index                                                           22.46%             13.19%
----------------------------------------------------------------------------- ------------------ ------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS B
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.64%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Fee                                                                                          0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Acquired Fund Fees and Expenses*                                                                   0.01%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Annual Fund Operating Expenses                                                               0.65%
------------------------------------------------------------------------------------------ ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS B
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $66
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $208
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $362
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                            $810
-------------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the Sub-Adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since October 2004. Ms. Grimes joined Wellington Management as an investment professional in 1995.

John R. Ryan, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in well-established growth companies. The Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

Effective April 30, 2007, the Fund was combined with JNL/Alger Growth Fund and the JNL/Oppenheimer Growth Fund (collectively, the "Acquired Funds") with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

6.30%      13.95%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 11.10% (4th quarter of 2004) and its lowest quarterly return was -4.73% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- ------------------ ------------------
                                                                                     1 year         Life of Class*
------------------------------------------------------------------------------- ------------------ ------------------
JNL/T. Rowe Price Established Growth Fund (Class B)                                   13.95%              9.60%
S&P 500 Index                                                                         15.79%              9.45%
------------------------------------------------------------------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.70%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.70%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $72
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $224
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $390
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                         $871
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the T. Rowe Price Growth Stock Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the Sub-Adviser expects to grow at a faster rate than the average company. The Sub-Adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2006, generally between $521.3 million and $10.6 billion. The market cap of companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this should help to mitigate the downside risk attributable to any single poorly-performing security on overall fund performance.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;
     >>   Capable management;
     >> Attractive business niches and operate in industries experiencing increasing demand;
     >>   A sustainable competitive advantage;
     >>   Proven products or services; or
     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

14.32%      6.97%
------      ------
2005        2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.37% (4th quarter of 2004) and its lowest quarterly return was -4.74% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- ----------------- -----------------
                                                                                     1 year        Life of Class*
------------------------------------------------------------------------------- ----------------- -----------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class B)                                       6.97%            12.39%
S&P MidCap 400 Index                                                                 10.35%            11.20%
Russell MidCap(R) Index                                                              15.64%            13.84%
------------------------------------------------------------------------------- ----------------- -----------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.81%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                            $83
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $259
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $459
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,002
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities (up to 25% of its assets, excluding reserves), futures and options, convertible securities, and warrants, in keeping with Fund objectives.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's Sub-Adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Sub-Adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-Adviser generally looks for the following:

          o Low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

          o    Low stock price relative to a company's underlying asset values;

          o    Companies that may benefit from restructuring activities; and

          o    A   sound   balance   sheet   and   other   positive    financial
               characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

                                [OBJECT OMITTED]

6.42%      20.30%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 10.58% (4th quarter of 2004) and its lowest quarterly return was -0.88% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------- ----------------- -----------------
                                                                                       1 year        Life of Class*
--------------------------------------------------------------------------------- ----------------- -----------------
JNL/T. Rowe Price Value Fund (Class B)                                                20.30%            13.12%
Russell 1000 Value Index                                                              22.46%            13.19%
--------------------------------------------------------------------------------- ----------------- -----------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.75%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.76%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $78
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $243
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $422
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $942
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

          o    Futures and options

          o    Preferred stocks

          o    Convertible securities and warrants

          o Fixed income securities, including lower quality (high-yield, high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

          o Hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

          o    Private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the
T. Rowe PriceValue Fund and Chairman of the fund's Investment Advisory Committee. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, included unaffiliated money market funds. Under the relief, a Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. JNAM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM L.L.C.(R)" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund, the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

----------------------------------------------------- ---------------------------------- ---------------------------
                                                                                                ADVISORY FEE
                                                                                           (ANNUAL RATE BASED ON
                                                                                           AVERAGE NET ASSETS OF
FUND                                                  ASSETS                                     EACH FUND)
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Large Cap Growth Fund                         $0 to $50 million                                        .75%
                                                      $50 million to $300 million                              .70%
                                                      Over $300 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Real Estate Fund                              $0 to $50 million                                        .75%
                                                      Over $50 million                                         .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Small Cap Growth Fund                         $0 to $300 million                                       .85%
                                                      Over $300 million                                        .80%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle Core Equity Fund                            $0 to $100 million                                       .65%
                                                      $100 million to $300 million                             .60%
                                                      Over $300 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle SmallCap Equity Fund                        $0 to $100 million                                       .75%
                                                      $100 million to $500 million                             .70%
                                                      Over $500 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Balanced Fund                                  $0 to $500 million                                       .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Mid-Cap Equity Fund                            $0 to $250 million                                       .70%
                                                      $250 million to $750 million                             .65%
                                                      $750 million to $1.5 billion                             .60%
                                                      Over $1.5 billion                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Income Fund                    $0 to $100 million                                       .80%
                                                      $100 million to $200 million                             .75%
                                                      $200 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Small Cap Value Fund           $0 to $200 million                                       .85%
                                                      $200 million to $500 million                             .77%
                                                      Over $500 million                                        .75%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Core Plus Bond Fund                 $0 to $500 million                                       .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Mid Cap Value Fund                  $0 to $100 million                                       .75%
                                                      Over $100 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Short Duration Bond Fund            $0 to $250 million                                       .45%
                                                      Over $250 million                                        .40%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Equity Fund                $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Value Fund                 $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund      $0 to $150 million                                       .50%
                                                      $150 million to $300 million                             .45%
                                                      $300 million to $500 million                             .40%
                                                      Over $500 million                                        .35%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Emerging Markets Fund                      $0 to $100 million                                      1.00%
                                                      $100 million to $250 million                             .90%
                                                      Over $250 million                                        .85%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Mid Cap Value Fund                         $0 to $100 million                                       .75%
                                                      $100 million to $250 million                             .70%
                                                      Over $250 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Small Cap Value Fund                       $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 500 Index Fund      $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index    $0 to $500 million                                       .29%
Fund                                                  $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Small Cap Index Fund    $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management International Index     $0 to $500 million                                       .30%
Fund                                                  $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Bond Index Fund         $0 to $500 million                                       .30%
                                                      $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Enhanced S&P 500        $0 to $50 million                                        .50%
Stock Index Fund                                      Over $50 million                                         .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Oppenheimer Global Growth Fund                    $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Total Return Bond Fund                      All assets                                               .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America Value Equity Fund                     $0 to $300 million                                       .55%
                                                      Over $300 million                                        .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America High Yield Bond Fund                  $0 to $150 million                                       .50%
                                                      $150 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Equity Fund                                $0 to $150 million                                      .675%
                                                      $150 million to $300 million                             .60%
                                                      Over $300 million                                       .575%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Midcap Growth Fund                         $0 to $300 million                                       .75%
                                                      Over $300 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Balanced Fund                              $0 to $50 million                                        .55%
                                                      $50 million to $150 million                              .50%
                                                      $150 million to $300 million                            .475%
                                                      $300 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Global Growth Fund                         $0 to $150 million                                       .75%
                                                      $150 million to $500 million                             .70%
                                                      $500 million to $750 million                             .65%
                                                      Over $750 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Large Cap Growth Fund                      $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      $500 million to $750 million                             .60%
                                                      Over $750 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Money Market Fund                          $0 to $500 million                                       .28%
                                                      Over $500 million                                        .25%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Value Fund                                 $0 to $300 million                                       .55%
                                                      $300 million to $500 million                             .50%
                                                      Over $500 million                                        .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Established Growth Fund             $0 to $150 million                                       .65%
                                                      $150 million to $500 million                             .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                 $0 to $150 million                                       .75%
                                                      Over $150 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Value Fund                          $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser, implements such programs by purchases and sales of securities. Each Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, and the JNL/JPMorgan International Equity Fund pays to JNAM L.L.C. (the Administrator) an Administrative Fee of 0.10% of the average daily net assets of the Fund. The JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of 0.15%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B). The outstanding shares of all Funds as of that date have been redesignated Class A shares.

This prospectus offers two classes of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAM L.L.C. determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Distribution Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts ("Accounts") of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts ("Contracts"), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investing the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of Jackson and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for Jackson and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This does not apply to money market Fund.

See the Separate Account Prospectus for the contract that describes Jackson's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

                       DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

          o When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code ("Code") necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class B
12/31/2006                $    12.55     $  0.04         $ 0.97           $ 1.01    $  (0.01)               $  -       $ 13.55
12/31/2005                     11.69        0.02           0.84             0.86          -                    -         12.55
03/05(A)-12/31/2004            10.99        0.02           0.68             0.70          -                    -         11.69

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class B
12/31/2006                     11.72        0.44           3.85             4.29      (0.07)               (0.11)       15.83
05/02(A)-12/31/2005            10.00        0.23           1.49             1.72          -                    -        11.72

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class B
12/31/2006                     13.57       (0.08)          2.08             2.00          -                (1.21)       14.36
12/31/2005                     12.48       (0.04)          1.13             1.09          -                    -        13.57
03/05(A)-12/31/2004            12.21       (0.02)          0.29             0.27          -                    -        12.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class B
12/31/2006                     17.43        0.07           0.84             0.91      (0.02)                   -        18.32
12/31/2005                     15.50        0.04           1.91             1.95      (0.02)                   -        17.43
03/05(A)-12/31/2004            15.41        0.04           0.09             0.13      (0.04)                   -        15.50

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class B
12/31/2006                        8.07 %     $     344            90%           0.80 %        0.32 %         n/a %           n/a %
12/31/2005                        7.39             236           101            0.81          0.23           n/a             n/a
03/05(A)-12/31/2004               6.37                            96            0.86          0.55          0.90            0.52

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class B
12/31/2006                       36.59             378            37            0.82          3.13           n/a             n/a
05/02(A)-12/31/2005              17.20             146            36            0.85          3.57           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class B
12/31/2006                       14.74             215            54            0.96        (0.58)           n/a             n/a
12/31/2005                        8.73             158            65            0.95        (0.46)           n/a             n/a
03/05(A)-12/31/2004               2.21               7            93            0.96        (0.68)          0.98          (0.70)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class B
12/31/2006                        5.21             178           345            0.81          0.38           n/a             n/a
12/31/2005                       12.56             139           264            0.80          0.23           n/a             n/a
03/05(A)-12/31/2004               0.82               7           195            0.79          0.88          0.86            0.81

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY FUND

Class B
12/31/2006                 $   15.42       $ 0.19        $ 1.74           $ 1.93       $0.00 (f)           $   -       $ 17.35
12/31/2005                     15.02         0.17          0.36             0.53       (0.13)                  -         15.42
03/05(A)-12/31/2004            14.68         0.07          0.34             0.41       (0.07)                  -         15.02

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class B
12/31/2006                     20.22       (0.10)          4.20             4.10           -               (1.96)        22.36
12/31/2005                     20.02       (0.11)          0.66             0.55           -               (0.35)        20.22
03/05(A)-12/31/2004            18.33       (0.04)          1.73             1.69           -                   -         20.02

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class B
12/31/2006                     11.14         0.20          1.03             1.23       (0.10)              (0.20)        12.07
12/31/2005                     10.10         0.14          0.90             1.04           -                   -         11.14
03/05(A)-12/31/2004             9.52         0.06          0.58             0.64       (0.06)                  -         10.10

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class B
12/31/2006                     16.65         0.02          2.03             2.05           -                   -         18.70
12/31/2005                     15.70         0.01          0.99             1.00       (0.05)                  -         16.65
03/05(A)-12/31/2004            13.97         0.05          1.68             1.73           -                   -         15.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class B
12/31/2006                       12.53 %     $     175           109%           0.76 %       1.16 %         n/a %         n/a %
12/31/2005                        3.56             140           106            0.76         0.97           n/a           n/a
03/05(A)-12/31/2004               2.81              20           101            0.76         1.33          0.80           1.29

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class B
12/31/2006                       20.34             245            68            0.85        (0.46)          n/a           n/a
12/31/2005                        2.71             145            57            0.85        (0.51)          n/a           n/a
03/05(A)-12/31/2004               9.22               7            53            0.84        (0.53)         0.86          (0.55)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class B
12/31/2006                       10.98             166            62            0.82         1.75           n/a           n/a
12/31/2005                       10.31             131            83            0.81         1.42           n/a           n/a
03/05(A)-12/31/2004               6.78               2           164            0.77         1.38          0.78           1.37

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class B
12/31/2006                       12.31             163           151            0.81         0.14           n/a           n/a
12/31/2005                        6.34             128           149            0.80         0.10           n/a           n/a
03/05(A)-12/31/2004              12.38               3           232            0.78         0.97          0.80           0.95
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class B
05/01(A)-12/31/2006           $10.00        $0.35        $ 0.65           $ 1.00    $ (0.35)            $ (0.02)         $ 10.63

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class B
12/31/2006                     11.04         0.11          1.87             1.98      (0.02)              (0.11)           12.89
05/02(A)-12/31/2005            10.00         0.03          1.01             1.04                               -          -11.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class B
12/31/2006                     11.40         0.13          1.70             1.83      (0.06)              (0.18)           12.99
05/02(A)-12/31/2005            10.00         0.07          1.33             1.40           -                  -            11.40

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class B
05/01(A)-12/31/2006            10.00         0.32          0.01             0.33           -                   -          10.33

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class B
12/31/2006                     12.08         0.13          2.64             2.77      (0.03)                   -          14.82
12/31/2005                     11.06         0.16          1.05             1.21      (0.19)                   -          12.08
03/05(A)-12/31/2004            10.11         0.09          0.99             1.08      (0.13)                   -          11.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class B
05/01(A)-12/31/2006               10.01%      $    114           43%            0.90 %        5.06 %         n/a %         n/a %

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class B
12/31/2006                       17.93             239             6            0.95          0.88           n/a           n/a
05/02(A)-12/31/2005              10.40             139             5            0.96          0.57           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class B
12/31/2006                       16.06             206            47            0.85          1.09           n/a           n/a
05/02(A)-12/31/2005              14.00             151            34            0.86          1.22           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class B
05/01(A)-12/31/2006               3.30             103           109 (f)        0.54          4.72           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class B
12/31/2006                       22.97          14,618            12            0.85          0.88           n/a           n/a
12/31/2005                       10.94             134            71            0.87          1.46           n/a           n/a
03/05(A)-12/31/2004              10.72               1            75            0.92          1.30          0.94          1.28

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs Short Duration Bond Fund is 118%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class B
12/31/2006                   $ 11.07       $ 0.28        $ 3.29           $ 3.57     $(0.08)            $ (0.33)         $ 14.23
12/31/2005                      9.37         0.15          1.62             1.77      (0.01)              (0.06)           11.07
03/05(A)-12/31/2004             8.17         0.03          1.18             1.21      (0.01)                   -            9.37

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class B
05/01(A)-12/31/2006            10.00         0.11          0.89             1.00           -                   -           11.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class B
12/31/2006                     13.61         0.10          1.90             2.00      (0.03)              (1.35)           14.23
12/31/2005                     14.70         0.10          1.24             1.34      (0.06)              (2.37)           13.61
03/05(A)-12/31/2004            14.28         0.02          2.13             2.15      (0.02)              (1.71)           14.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class B
12/31/2006                     12.83         0.04          2.14             2.18           -              (2.63)           12.38
12/31/2005                     13.84         0.01          0.68             0.69           -              (1.70)           12.83
03/05(A)-12/31/2004            13.92            -          1.16             1.16           -              (1.24)           13.84

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class B
12/31/2006                     10.70         0.50        (0.09)             0.41      (0.06)                   -           11.05
12/31/2005                     10.76         0.20          0.02             0.22      (0.22)              (0.06)           10.70
03/05(A)-12/31/2004            10.73         0.12          0.02             0.14      (0.11)                   -           10.76

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class B
12/31/2006                       32.27 %       $   390            83 %          0.84 %       2.14 %          n/a %         n/a%
12/31/2005                       18.90             165            72            0.87         1.84            n/a           n/a
03/05(A)-12/31/2004              14.85               5            90            0.93         1.36            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class B
05/01(A)-12/31/2006              10.00             150            28            1.16         1.69            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class B
12/31/2006                       14.77           3,093            70            0.83         0.68            n/a           n/a
12/31/2005                        8.99             253            85            0.83         0.69            n/a           n/a
03/05(A)-12/31/2004              15.20              29           101            0.88         0.45           0.93          0.40

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class B
12/31/2006                       17.12             291            96            0.86         0.26            n/a           n/a
12/31/2005                        4.85             228            99            0.86         0.13            n/a           n/a
03/05(A)-12/31/2004               8.34              27           105            0.92        (0.10)          0.98         (0.16)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class B
12/31/2006                        3.85             692            65 (f)        0.41         4.65            n/a           n/a
12/31/2005                        2.04             147           361            0.41         3.66            n/a           n/a
03/05(A)-12/31/2004               1.35              17           215            0.41         3.38            n/a           n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund is 79%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class B
12/31/2006                     $8.28        $0.12         $1.29            $1.41      $(0.05)            $(0.82)          $ 8.82
12/31/2005                      8.73         0.08          0.33             0.41       (0.27)             (0.59)            8.28
03/05(A)-12/31/2004             8.24         0.08          0.48             0.56       (0.07)                 -             8.73

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class B
12/31/2006                     13.60         0.22          3.30             3.52       (0.09)             (0.15)           16.88
12/31/2005                     13.66         0.31          1.53             1.84       (0.27)             (1.63)           13.60
03/05(A)-12/31/2004            12.05         0.05          1.62             1.67       (0.06)                 -            13.66

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class B
12/31/2006                     14.22         0.19          1.22             1.41       (0.06)             (0.50)           15.07
12/31/2005                     13.27         0.11          1.51             1.62       (0.10)             (0.57)           14.22
03/05(A)-12/31/2004            12.28         0.05          0.98             1.03       (0.04)                 -            13.27

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class B
12/31/2006                     10.76         0.21          1.44             1.65       (0.06)             (0.08)           12.27
12/31/2005                     10.72         0.15          0.34             0.49       (0.12)             (0.33)           10.76
03/05(A)-12/31/2004            10.25         0.09          0.52             0.61       (0.09)             (0.05)           10.72

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class B
12/31/2006                       17.06 %        $  243            43 %          0.60 %       1.35 %       n/a%           n/a%
12/31/2005                        4.54             179            46            0.61         1.15         n/a            n/a
03/05(A)-12/31/2004               6.85               4            67            0.58         1.55        0.58           1.55

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class B
12/31/2006                       25.93           5,982             2            0.47         1.40         n/a           n/a
12/31/2005                       13.46             374            43            0.46         2.28         n/a           n/a
03/05(A)-12/31/2004              13.85              50             3            0.46         1.19         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class B
12/31/2006                        9.91           2,804            10            0.41         1.26        n/a            n/a
12/31/2005                       12.14             245            15            0.41         1.02        n/a            n/a
03/05(A)-12/31/2004               8.42              90            14            0.40         0.84        n/a            n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class B
12/31/2006                       15.29           9,547             1            0.40         1.74        n/a            n/a
12/31/2005                        4.63             537            14            0.41         1.50        n/a            n/a
03/05(A)-12/31/2004               5.91             239             7            0.40         2.07        n/a            n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS]

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class B
12/31/2006                   $ 13.42       $ 0.20       $ 2.16            $ 2.36     $ (0.05)           $ (0.87)         $ 14.86
12/31/2005                     13.39         0.10         0.49              0.59       (0.09)             (0.47)           13.42
03/05(A)-12/31/2004            12.33         0.06         1.08              1.14       (0.05)             (0.03)           13.39

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class B
12/31/2006                     13.57         0.11         2.22              2.33       (0.05)             (0.50)           15.35
12/31/2005                     11.93         0.11         1.56              1.67       (0.03)                 -            13.57
03/05(A)-12/31/2004            10.71         0.03         1.21              1.24       (0.02)                 -            11.93

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class B
12/31/2006                      9.43        (0.01)        0.50              0.49           -                  -             9.92
12/31/2005                      8.64            -         0.80              0.80    (   0.01)                 -             9.43
03/05(A)-12/31/2004             8.57         0.03         0.04              0.07           -                  -             8.64

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class B
12/31/2006                     11.91         0.55        (0.13)             0.42       (0.11)             (G).00           12.22
12/31/2005                     12.15         0.29         0.02              0.31       (0.33)             (0.22)           11.91
03/05(A)-12/31/2004            12.02         0.08         0.22              0.30       (0.04)             (0.13)           12.15

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class B
12/31/2006                       17.66 %      $  2,714            17 %           0.40 %       1.33 %         n/a %         n/a %
12/31/2005                        4.38             248            16             0.40         1.04           n/a           n/a
03/05(A)-12/31/2004               9.24              85            18             0.40         1.25           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class B
12/31/2006                       17.21             386            30             0.86         0.72           n/a           n/a
12/31/2005                       13.98             204            27             0.86         0.94           n/a           n/a
03/05(A)-12/31/2004              11.60              24            18             0.86         0.59           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class B
12/31/2006                        5.20             158            65             0.76        (0.11)          n/a           n/a
12/31/2005                        9.27             137            80             0.77        (0.09)          n/a           n/a
03/05(A)-12/31/2004               0.82               1           125             0.82         0.61           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class B
12/31/2006                        3.57           6,953            63 (f)         0.60         4.51           n/a           n/a
12/31/2005                        2.52             174           183 (f)         0.60         3.36           n/a           n/a
03/05(A)-12/31/2004               2.46              30           163 (f)         0.61         3.09           n/a           n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond Fund is 352%, 409%, and 271% in 2004, 2005, and 2006, respectively.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class B
12/31/2006                    $20.10        $0.11       $ 2.70            $ 2.81    $ (0.07)                 $ -       $ 22.84
12/31/2005                     18.59         0.11         1.56              1.67      (0.16)                   -         20.10
03/05(A)-12/31/2004            17.26         0.15         1.32              1.47      (0.14)                   -         18.59

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class B
12/31/2006                      9.11            -         0.54              0.54          -                    -          9.65
12/31/2005                      8.11        (0.01)        1.01              1.00          -                    -          9.11
03/05(A)-12/31/2004             7.32        (0.02)        0.81              0.79          -                    -          8.11

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class B
12/31/2006                     18.20         0.22         2.18              2.40       0.00                    -         20.60
12/31/2005                     17.48         0.28         0.62              0.90      (0.18)                   -         18.20
03/05(A)-12/31/2004            16.82         0.21         0.66              0.87      (0.21)                   -         17.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class B
12/31/2006                       14.00 %     $     148           105 %        0.78 %       0.53 %           n/a %         n/a %
12/31/2005                        8.96             124           135          0.78         0.57             n/a           n/a
03/05(A)-12/31/2004               8.55              11            91          0.78         2.15            0.85           2.08

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class B
12/31/2006                        5.93             173           118          0.86        (0.03)            n/a           n/a
12/31/2005                       12.33             131            92          0.85        (0.17)            n/a           n/a
03/05(A)-12/31/2004              10.79               1           112          0.78        (0.34)           0.87          (0.43)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class B
12/31/2006                       13.21             129           145          0.77         1.14             n/a           n/a
12/31/2005                        5.18             107            79          0.76         1.18             n/a           n/a
03/05(A)-12/31/2004               5.17               1            46          0.75         1.58            0.79           1.54

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class B
12/31/2006                    $15.64       $ 0.45       $ 1.72            $ 2.17    $ (0.18)            $(0.24)          $17.39
12/31/2005                     16.98         0.37         0.58              0.95      (0.38)             (1.91)           15.64
03/05(A)-12/31/2004            16.19         0.17         0.89              1.06      (0.17)             (0.10)           16.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class B
12/31/2006                     19.76         0.10         2.58             2.68       (0.05)                 -            22.39
12/31/2005                     19.45         0.12         0.29             0.41       (0.10)                 -            19.76
03/05(A)-12/31/2004            18.37         0.11         0.97             1.08           -                  -            19.45

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class B
12/31/2006                     20.71         0.02         0.99             1.01           -                  -            21.72
12/31/2005                     19.75        (0.01)        0.97             0.96           -                  -            20.71
03/05(A)-12/31/2004            18.67         0.04         1.04             1.08           -                  -            19.75

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class B
12/31/2006                      1.00         0.05            -             0.05       (0.05)                 -              1.00
12/31/2005                      1.00         0.02            -             0.02       (0.02)                 -              1.00
03/05(A)-12/31/2004             1.00         0.01            -             0.01       (0.01)                 -              1.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class B
12/31/2006                     16.91         0.34         3.22             3.56       (0.11)             (0.70)           19.66
12/31/2005                     16.68         0.21         1.20             1.41       (0.20)             (0.98)           16.91
03/05(A)-12/31/2004            15.47         0.11         1.31             1.42       (0.11)             (0.10)           16.68
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class B
12/31/2006                       13.89 %          $276            46%(f)         0.59%        2.75%        n/a%          n/a%
12/31/2005                        5.52             198            42 (f)         0.59         2.42         n/a           n/a
03/05(A)-12/31/2004               6.54              22           121             0.60         2.68         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class B
12/31/2006                       13.57             204         116             0.90         0.49         n/a           n/a
12/31/2005                        2.12             122         264             0.89         0.51         n/a           n/a
03/05(A)-12/31/2004               5.88               1         296             0.84         1.02        0.94           0.92

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class B
12/31/2006                        4.88             173         89              0.80         0.12         n/a           n/a
12/31/2005                        4.86             140         77              0.79         0.02         n/a           n/a
03/05(A)-12/31/2004               5.78               2         154             0.76         0.40        0.77           0.39

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class B
12/31/2006                        4.70           2,955         n/a             0.39         4.80         n/a           n/a
12/31/2005                        2.91             469         n/a             0.40         2.88         n/a           n/a
03/05(A)-12/31/2004               0.91              38         n/a             0.40         1.57         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class B
12/31/2006                       21.05          12,976         34              0.64         1.76        n/a            n/a
12/31/2005                        8.41             158         29              0.65         1.62        n/a            n/a
03/05(A)-12/31/2004               9.22              27         136             0.66         1.73        n/a            n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund is 142% and 64% in 2005 and 2006, respectively.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class B
12/31/2006                    $19.50       $ 0.14       $ 2.58            $ 2.72      $ (0.03)            $(0.17)         $ 22.02
12/31/2005                     18.38         0.06         1.10              1.16        (0.04)                 -            19.50
03/05(A)-12/31/2004            17.44         0.08         0.93              1.01        (0.07)                 -            18.38

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class B
12/31/2006                     29.76         0.03         2.05              2.08        (0.01)             (2.55)           29.28
12/31/2005                     27.92         0.01         4.00              4.01            -              (2.17)           29.76
03/05(A)-12/31/2004            26.20        (0.03)        3.25              3.22            -              (1.50)           27.92

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class B
12/31/2006                     14.03         0.26         2.58              2.84        (0.07)             (0.97)           15.83
12/31/2005                     13.69         0.17         0.71              0.88        (0.11)             (0.43)           14.03
03/05(A)-12/31/2004            12.50         0.05         1.18              1.23        (0.04)                 -            13.69

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class B
12/31/2006                      8.12         0.66         0.21              0.87        (0.18)                 -             8.81
12/31/2005                      8.66         0.64        (0.48)             0.16        (0.62)             (0.08)            8.12
03/05(A)-12/31/2004             8.15         0.14         0.41              0.55        (0.04)                 -             8.66

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class B
12/31/2006                       13.95 %      $ 32,185            46 %          0.70 %        0.64 %       n/a %           n/a %
12/31/2005                        6.30             193            41            0.70          0.45         n/a             n/a
03/05(A)-12/31/2004               5.81              24            37            0.73          1.21        0.74            1.20

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class B
12/31/2006                        6.97          24,998            37            0.81          0.08         n/a             n/a
12/31/2005                       14.32             276            30            0.82         (0.12)        n/a             n/a
03/05(A)-12/31/2004              12.32              33            34            0.81         (0.24)       0.82          (0.25)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class B
12/31/2006                       20.30             391            26            0.76          1.71         n/a             n/a
12/31/2005                        6.42             281            29            0.77          1.28         n/a             n/a
03/05(A)-12/31/2004               9.87              34            42            0.79          1.51        0.80            1.50

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class B
12/31/2006                       10.72           4,443            62            0.59          7.60         n/a             n/a
12/31/2005                        1.89             214            33            0.60          7.60         n/a             n/a
03/05(A)-12/31/2004               6.84              13           149            0.63          7.20         n/a             n/a
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class B
12/31/2006                   $ 11.49       $ 0.58      $ (0.01)           $ 0.57    $ (0.01)                 $ -         $ 12.05
12/31/2005                     11.84         0.48        (0.14)             0.34      (0.48)               (0.21)          11.49
03/05(A)-12/31/2004            11.60         0.20         0.41              0.61      (0.18)               (0.19)          11.84

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class B
12/31/2006                     11.50         0.50        (0.11)             0.39          -                    -           11.89
12/31/2005                     11.71         0.44        (0.14)             0.30      (0.41)               (0.10)          11.50
03/05(A)-12/31/2004            11.75         0.16          0.02             0.18      (0.15)               (0.07)          11.71

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class B
12/31/2006                        4.94 %        $  259           113 %(f)       0.72%        5.01%          n/a%          n/a%
12/31/2005                        2.87             171            97 (f)        0.73         4.64           n/a           n/a
03/05(A)-12/31/2004               5.20               8            74 (f)        0.72         4.87           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class B
12/31/2006                        3.39             140           114 (f)        0.59         4.36           n/a           n/a
12/31/2005                        2.53             121            39 (f)        0.59         3.96           n/a           n/a
03/05(A)-12/31/2004               1.54              13            65 (f)        0.61         4.22           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Western Strategic Bond Fund and JNL/Western U.S. Government & Quality Bond Fund for 2006 was 570% and 524%, for 2005 was 453% and 487%, and for 2004 was 423% and 643%,
respectively.

                                   PROSPECTUS

                                 APRIL 30, 2007

                                JNL SERIES TRUST

You can find more information about the Trust in:

          o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated April 30, 2007, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

                                       The Trust's SEC file number is: 811-8894

--------

(1) Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell 2000 Index.

(1) MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

                                   PROSPECTUS
                                 CLASS A SHARES
                                 April 30, 2007
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust").

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Credit Suisse Global Natural Resources Fund
JNL/Credit Suisse Long/Short Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FI Balanced Fund (FORMERLY, JNL/FMR BALANCED FUND)
JNL/FI Mid-Cap Equity Fund (FORMERLY, JNL/FMR MID-CAP EQUITY FUND)
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Disciplined Moderate Fund
JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund

THE JNL/S&P MANAGED CONSERVATIVE FUND, THE JNL/S&P MANAGED MODERATE FUND, THE JNL/S&P MANAGED MODERATE GROWTH FUND, THE JNL/S&P MANAGED GROWTH FUND, THE JNL/S&P MANAGED AGGRESSIVE GROWTH FUND, THE JNL/S&P DISCIPLINED MODERATE FUND, THE JNL/S&P DISCIPLINED MODERATE GROWTH FUND, AND THE JNL/S&P DISCIPLINED GROWTH FUND, ARE ALSO REFERRED TO IN THIS PROSPECTUS AS THE JNL/S&P FUNDS.

EACH FUND, EXCEPT THE JNL/S&P FUNDS AND JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND, OFFER TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company ("Jackson"). The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

                                 ---------------

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST..........................................................................................1

INCLUDES A DESCRIPTION  OF EACH FUND,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE;  PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST..............................................................................................263

MANAGEMENT   OF   THE   FUNDS;   FUND   EXPENSES;   SUB-ADVISORY   ARRANGEMENTS;
ADMINISTRATIVE  FEE,  CLASSES OF SHARES;  DISTRIBUTION  PLAN;  THE  DISTRIBUTOR;
INVESTMENT  IN TRUST SHARES;  "MARKET  TIMING"  POLICY;  DISCLOSURE OF PORTFOLIO
SECURITIES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS................................................................................................272

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-25.47%      30.02%      9.99%      7.23%     7.86%
------       ------      ------     ------    ------
2002         2003        2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------ --------------------- ------------------- -------------------
                                                              1 year               5 year          Life of Fund*
------------------------------------------------------ --------------------- ------------------- -------------------
JNL/AIM Large Cap Growth Fund (Class A)                         7.86%                4.27%               6.00%
S&P 500 Index                                                  15.79%                6.19%               7.32%
Russell 1000 Growth Index                                       9.15%                1.59%               3.42%
 ------------------------------------------------------ --------------------- ------------------- -------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                          0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.01%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $103
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $322
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $558
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,236
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc., was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts ("REITs") that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering ("IPO") market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

          o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

               The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o INVESTMENT IN IPOS. The Fund may participate in the IPO market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

36.38%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 14.27% (1st quarter of 2006) and its lowest quarterly return was 0.60% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------ -------------------- --------------------
                                                                               1 year            Life of Fund*
------------------------------------------------------------------------ -------------------- --------------------
JNL/AIM Real Estate Fund (Class A)                                              36.38%               32.32%
MSCI US REIT Index                                                              36.03%               30.43%
FTSE NAREIT Index                                                               35.05%               29.95%
------------------------------------------------------------------------ -------------------- --------------------

The MSCI US REIT Index and FTSE NAREIT Index are broad-based, unmanaged indices. The NAREIT universe includes as eligible securities all tax qualified REITS with common shares traded on NYSE, AMEX or NASDAQ National Market List. The companies in these companies must be valued at over $100 million, and meet minimum liquidity rules. *The Fund began operations on May 2, 2005.

Effective December 31, 2006, the Fund replaced the MSCI REIT Index (the "Prior Index") with the FTSE NAREIT Index (the "New Index") as its benchmark. In June 2005, responsibility for maintaining the Prior Index was transitioned from Morgan Stanley to MSCI. Since the transition, information made publicly available by MSCI has been limited and generally includes the daily price change of the Prior Index. NAREIT recently hired FTSE to manage the New Index. Daily pricing and constituent securities information for the New Index are publicly available and allow managers for the Fund to conduct a detailed analysis of the New Index's total return and attribution.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      1.03%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $105
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $328
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $569
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,259
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub-Sub-Adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St., N.E., Atlanta, Georgia 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2006, IINA and its affiliates managed approximately $203 billion in total assets. As of December 31, 2006, AMVESCAP managed approximately $463 billion in total assets.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1989.

     o Ping Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with AIM and/or its affiliates since 1998.

     o Paul Curbo, CFA, Portfolio Manager, has been responsible for the Fund since January 2007 and has been associated with AIM and/or its affiliates since 1998.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

A I M is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-27.32%     38.43%     6.86%     8.42%     14.49%
------      ------     ------    ------    ------
2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------- --------------------- ------------------- -------------------
                                                             1 year               5 year          Life of Fund*
----------------------------------------------------- --------------------- ------------------- -------------------
JNL/AIM Small Cap Growth Fund (Class A)                      14.49%                5.93%               8.81%
Russell 2000 Growth Index                                    18.50%               11.45%               9.15%
----------------------------------------------------- --------------------- ------------------- -------------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.16%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $118
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $368
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $638
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,409
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2006. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Credit Suisse Global Natural Resources Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal conditions a minimum of 95% (or the majority of its assets) of its assets in worldwide companies active in the extraction, production, processing and trading of the following products: chemicals, building materials, metal and other raw materials, timber and paper products, containers and packaging as well as companies in the energy resources sector. Furthermore, the Fund may invest in companies which obtain the majority of their revenues by financing the above activities.

The Fund may invest up to 15% of its net assets, irrespective of currency and regardless of the issuer's country of origin, in convertible and warrant bonds, providing the associated rights confer entitlement to the subscription of shares in companies in which the Fund is permitted to invest under terms of its investment policy.

Furthermore, the Fund may invest in listed and equity-linked notes, providing the underlying equities relate to companies permitted under the terms of the Fund's investment policy. Investments in equity-linked notes, together with convertible and warrant bonds, may not exceed 15% of the net assets of the Fund.

No single holding of the Fund may be in excess of 10% of a company's total value. It is required that 70% of the Fund's assets are to be held in stocks that are included in the MSCI Index customized benchmark. The exposure to a stock, which is not included in the benchmark, may not be actively increased beyond 3% of the Fund's assets at the time of purchase. The Fund is not permitted to hold more than 4% of its assets in a single position that is not included in the benchmark. The Fund pursues a target of 2.0% excess return over the benchmark, with a range of active risk ("Tracking Error") of 3.0-6.0%.

Below are the sub-sector investment guidelines for the Fund and its MSCI Index customized benchmark:

MSCI Metals & Mining Index:  Benchmark Weighting = 50%    Fund Range = 35 - 65%
MSCI Oil & Gas Index:        Benchmark  Weighting  = 25%  Fund Range = 15 - 35%
MSCI Paper & Forest  Index:  Benchmark  Weighting = 15%   Fund Range = 10 - 20%
MSCI  Chemicals Index:       Benchmark Weighting = 10%    Fund Range = 5 - 15%

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.06%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $108
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $337
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major country, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Global Natural Resources Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Group ("CSG"). CSG's office is located at Giesshubelstrasse 30, PO Box 800, Zurich, Switzerland, CH-8070.

In connection with Credit Suisse's service as Sub-Adviser to the Fund, Credit Suisse Asset Management Limited ("Credit Suisse Limited") will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by Credit Suisse from time to time. Credit Suisse Limited is compensated by Credit Suisse at no additional expense to the Trust. Credit Suisse Limited is located at One Cabot Square, London, UK E14 4QJ.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Jay Bhutani and Neil Gregson.

Neil Gregson, Managing Director, in 2006 became the Head of Global Emerging Market Equities and Chief Investment Officer for Equities in Emerging Europe, the Middle East and Africa. Mr. Gregson has been a manager of the Fund since its inception. Since 2000, Mr. Gregson has served as lead portfolio manager for the Credit Suisse Global Natural Resources Strategy. Prior to joining Credit Suisse in 1990, Mr. Gregson served as an Investment Analyst in Johannesburg. Previously, Mr. Gregson was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson earned a BSc (Hons.) in Mining Engineering from Nottingham University. Mr. Gregson is a member of the Association of Investment Management Research and was a member of its Council from 1997 to early 1999.

Vipin Ahuja, Director, who joined the team in 2007 as a global energy analyst and portfolio manager of the Fund. He joined Credit Suisse from HSBC where he was a Senior Global Oil & Gas Analyst and was consistently ranked top 5 in internal client rankings from April 2005 to April 2007. Prior to joining HSBC, he worked as a Senior Oil & Gas Analyst at Dresdner Kleinwort from February 1998 to March 2005, Deutsche Morgan Grenfell from 1992 to 1997, and DSP Merrill Lynch Ltd from 1992 to 1997. Prior to joining the securities industry in 1992, he worked as a chemical engineer at Gea Wiegand GmbH in New Delhi. He holds a BTech in Chemical Engineering from the Indian Institute of Technology (IIT) and an MBA from the Indian Institute of Management (IIM). Mr. Ahuja is a member of the Association of Investment Management Research and is a CFA Charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory and sub-sub advisory agreements is available in the Fund's Annual Report dated December 31, 2006.

JNL/CREDIT SUISSE LONG/SHORT FUND

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/Credit  Suisse
Long/Short Fund is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's principal investment strategy is to employ a proprietary, quantitative multi-factor model to select an equity portfolio with long-run average total returns greater than the benchmark Standard & Poor's ("S&P") 500 Index and with investment risk similar to the S&P 500 Index. The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of
factors  in  the   multi-factor   stock  selection   model.  The  Fund's  active
quantitative equity management strategy allows the portfolio simultaneously invest in stocks and to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks. The strategy employed by this Fund is a natural expansion of enhanced indexing and long/short strategies, referred to as the US Equity - Short Extension strategy. This strategy offers the portfolio management team increased flexibility to express their views on certain equities while maintaining--to a large degree--the S&P 500 Index's risk factors, such as sector and industry exposures.

The Sub-Adviser employs symmetric long and short stock positions around a full market exposure to the S&P 500 Index. Long positions are typically held at 120% of the underlying stock portfolio, and the short constraint is relaxed to a degree allowing short positions of 20% of the underlying stock portfolio. The portfolio, including the net short positions, therefore maintains an expected beta of one to the S&P 500 Index while capturing better performance, in the long-run, than the S&P 500 Index.

With this 120/20 approach, the Sub-Adviser pursues a performance target range of 2.0-3.5% excess return over the S&P 500 Index with a volatility range of 2.0-4.0% over the S&P 500 Index. The Strategy thus strives to achieve an information ratio between 0.75-1.00.

The Sub-Adviser will predominantly invest in large-cap US equities, employing an investment-universe encompassing the constituents of the S&P 500 Index. In addition, the Sub-Adviser in general will maintain characteristics - risk factor exposures, sector and industry weights, etc. - similar to those of the S&P 500 Index.

INVESTMENT PROCESS
     The Sub-Adviser adheres to rigorous and disciplined portfolio construction and risk management. The strategy employs a transparent and innovative quantitative equity investment process, encompassing four steps: (1) formulation of investment views, (2) construction of expected returns, (3) portfolio optimization and implementation, (4) performance monitoring and attribution analysis.

     The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of factors in the Sub-Adviser's proprietary multi-factor stock selection model. The Portfolio Managers' also utilize their discretion in their selection of portfolio implementation parameters and implementation of short positions in the portfolio.

STEP 1: FORMULATING INVESTMENT VIEWS
     The Sub-Adviser utilizes five distinct factor groups - (Valuation, Profitability, Growth, Momentum, and Capital-Use & Balance Sheet Quality) to construct investment views and forecast stock returns. The selection of these factor groups was determined by the Sub-Adviser through rigorous quantitative research. Each one of the five factor groups is composed of a set of individual fundamental factors that broadly measure similar information. For example, the Valuation factor group includes measures such as price-to-earnings ratio and price-to-cash flow ratio, both of which relate information about the value (i.e. expensiveness or cheapness) of a company. The Profitability factor group includes ratios such as return on equity and return on invested capital, both of which describe a company's returns to capital, or profitability.

STEP 2: CONSTRUCTING THE EXPECTED RETURNS
     The second step of the investment process involves calculating the expected returns of individual stocks given the investment views. Expected returns are simultaneously calculated for each and every stock in the investment universe according to the following procedures: (a) scoring each stock on the basis of its attractiveness by each of the five factor groups; (b) applying a set of weights to the five scores from (a) based on each stock's unique characteristics; and (c) making a final adjustment to the expected return of each stock given the risks of each stock, i.e., integrating the risk and reward profiles of the companies by penalizing higher risk stocks and rewarding lower risk stocks. The set of expected returns constructed above reflects the Portfolio Managers' best estimate of the relative attractiveness of each stock in the investment universe.

STEP 3: PORTFOLIO CONSTRUCTION AND IMPLEMENTATION
     Portfolio construction and implementation is the third step of the investment process. The expected returns constructed above and the risk model are combined in an optimization software with client investment guidelines to derive the optimal portfolio. The portfolio optimization defines the Sub-Adviser's buys and sells. In general, the investment guideline or restrictions on the Short-Extension Strategy will be added as constraints in the portfolio optimization process to ensure the adherence to investment guideline. The portfolio optimization also ensures that risk characteristics of the portfolio, including sector, industry and risk index exposure, to be similar to those of benchmark and to be within that of the investment guideline.

     Portfolio implementation follows the portfolio construction. A defined trading strategy is selected and closely followed, with trade controls (post-trade analysis) and implementation based on the principles of best execution being paramount to the successful construction of the client portfolio.

STEP 4: PERFORMANCE MONITORING AND ATTRIBUTION ANALYSIS
     An extensive performance monitoring and attribution analysis process is the final step of the investment process. The performance of the five factor groups is monitored on a daily basis, as is the portfolio's exposure to those factor groups. Expected tracking error, market risk and company-specific risk components, client constraints, benchmark changes, corporate actions, and cash management are among the issues monitored and addressed on a daily basis by the portfolio management team. In addition, regular investment updates of the sources of risk of the Fund and refinements to the stock selection process are considered integral to the ongoing management of client assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o SHORT SALES RISK. The Fund may take positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop. Because they expose the Fund to risks associated with securities it does not own, short positions involve speculative exposure risk. As a result, if the Fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

          o SPECULATIVE EXPOSURE RISK. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDUSTRY CONCENTRATION RISK. Because the Fund may be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors. o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         1.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.70%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year. The amount includes the estimated costs associated with the Fund's short sales on equity securities. The percentage shown represents estimates for the Fund's initial year of operations and assumes that the Fund maintains short equity positions of approximately 20% of its net assets. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Dividend expense on short sales is estimated to be 0.37% of the 0.50%. In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions, which is estimated to be 0.12% of the 0.50%. The Fund's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $173
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $536
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Long/Short Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Equity Fund Management Company ("CSEFMC"). CSEFMC's registered office is in Luxembourg, at 5 rue Jean Monnet.

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the Fund. The current group members are Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead portfolio managers of the Credit Suisse Quantitative Strategies Group. Each portfolio manager has served in such capacity since the Fund's inception.

Joseph Cherian, Managing Director, has been a member of the team since 2006. Since 2004, he has been the Global Head of the Quantitative Strategies Group. Prior to joining Credit Suisse, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of Finance at Boston University. Mr. Cherian holds a BS in Mechanical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (formerly, the Association for Investment Management Research
- AIMR).

William Weng, Director, has been a member of the team since 2006. Since 2004, he has been a Senior Quantitative Analyst in the Quantitative Strategies Group. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, a MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

Todd Jablonski, Vice President, has been a member of the team since 2006. Since 2004, he has been a portfolio manager in the Quantitative Strategies Group, since 2004, where he focuses on U.S. equity investment products. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA with a concentration in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the portfolio managers believe have the potential for growth over the intermediate and long-term. The Fund may also invest in preferred stocks and convertible securities that the portfolio managers believe may permit the Fund to achieve its investment objective. The Fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers' strategy combines a "bottom up" research process with a relative-valuation discipline in purchasing stocks. In general, the Fund's portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the Fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the Fund's ability to achieve its investment objective may be affected adversely.

The Sub-Adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

32.35%     16.54%    23.55%     0.28%     -9.83%     -20.53%     24.54%     6.32%     3.37%     12.35%
------     ------    ------     ------    ------     ------      ------     ------    ------    ------
1997       1998      1999       2000      2001       2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------- --------------------------- ------------------- --------------------
                                                         1 year                  5 year             10 year*
---------------------------------------------- --------------------------- ------------------- --------------------
JNL/Eagle Core Equity Fund (Class A)                     12.35%                   4.09%               7.72%
S&P 500 Index                                            15.79%                   6.19%               9.07%
---------------------------------------------- --------------------------- ------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                         0.73%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                              0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                   0.94%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee reflects a reduction that was effective October 2, 2006.
** Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $96
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $300
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $520
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,155
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as Sub-Adviser, Eagle supervises and manages the investment portfolio of the Fund. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the Large Cap Core Fund. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years. Mr. Skeppstrom has primary responsibility for companies within the consumer staples, communications, financials and leisure sectors; (2) Mr. John Jordan III is a Vice President and portfolio co-manager since joining Eagle in April 2001. Prior to joining Eagle, Mr. Jordan served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Jordan covers companies within the capital goods/industrials, basic industry, consumer discretionary and communications/networking equipment sectors; (3) Mr. Craig Dauer is a Vice President and has co-portfolio management responsibilities since joining in April 2001. Prior to joining Eagle, Mr. Dauer served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Dauer is responsible for covering pharmaceuticals, medical devices, consumer staples and retailers; and (4) Mr. Robert Marshall is a Vice President since joining Eagle in September 2002. From 1995 to 2002, Mr. Marshall served as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Marshall covers cyclical growth companies, technology (enterprise hardware, semiconductors, computer services and software) and brokerages.

Each portfolio manager is responsible for actively researching companies within their individual areas of expertise and uses intensive fundamental analysis to develop proprietary earnings and valuation models for each company he follows. The team applies this relative-valuation approach consistently across the portfolio every day. Initial recommendations on a course of action are made by the portfolio co-manager responsible for each sector. Buy-and-sell decisions are made in consultation with the team. As managing director, Mr. Skeppstrom ultimately authorizes all co-managers' buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/EAGLE SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The Sub-Adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The Sub-Adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

27.64%     1.18%     19.27%     -13.25%     11.00%     -22.77%     39.97%     18.80%     2.52%     20.03%
------     ------    ------     ------      ------     ------      ------     ------     ------    ------
1997       1998      1999       2000        2001       2002        2003       2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------- ----------------------- ------------------ -------------------
                                                             1 year               5 year             10 year*
---------------------------------------------------- ----------------------- ------------------ -------------------
JNL/Eagle SmallCap Equity Fund (Class A)                     20.03%               9.57%               8.88%
Russell 2000 Growth Index                                    13.41%               6.35%               7.58%
---------------------------------------------------- ----------------------- ------------------ -------------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.83%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses**                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.05%
------------------------------------------------------------------------------------------------ --------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                  $107
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $334
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $579
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,283
--------------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, a Senior Vice President, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 as a Senior Vice President and has portfolio management responsibilities for its small cap equity accounts. He was appointed a Managing Director in June 1999. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund. As portfolio manager, Mr. Boksen dedicates the majority of his time to investment research and portfolio management and acts as a generalist, covering a variety of different issues. The research analysts and portfolio manager are responsible for performing in-depth fundamental research for the portfolio. Mr. Boksen relies upon a team of research analysts for in-depth company information. The research analysts are specialists, assigned to specific industries. Team members meet on a daily basis to discuss investment candidates, as well as securities in the portfolio. Mr. Boksen retains final authority for all buy-and-sell decisions.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI BALANCED FUND (FORMERLY JNL/FMR BALANCED FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), manages the Fund to maintain a balance between stocks and bonds. When Pyramis 's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. Pyramis may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, Pyramis's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, Pyramis is not constrained by any particular investment style. In buying and selling securities for the Fund, Pyramis generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

Pyramis may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. Pyramis may invest the Fund's assets in investment-grade debt securities by investing in other funds. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o GROWTH RISK. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-4.49%     -6.57%     13.73%     9.42%     10.09%     10.79%
------     ------     ------     ------    ------     ------
2001       2002       2003       2004      2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- ------------------ ------------------- -------------------
                                                                1 year              5 year          Life of Fund*
---------------------------------------------------------- ------------------ ------------------- -------------------
JNL/FI Balanced Fund (Class A)                                   10.79%              7.23%               4.33%
S&P 500 Index                                                    15.79%              6.19%               1.14%
Lehman Brothers Government/Corporate Bond Index                   0.04%              4.38%               6.00%
Balanced Hybrid Composite**                                      12.96%              7.75%               6.15%
---------------------------------------------------------- ------------------ ------------------- -------------------

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.
* The Fund began operations on May 1, 2000.
** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.75%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.02%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.97%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $99
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $309
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $536
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,190
----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Balanced Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Larry Rakers is a Vice President and portfolio manager for Fidelity Investments. He manages Fidelity Balanced Fund, Fidelity Advisor Balanced Fund and VIP:
Balanced Portfolio. Mr. Rakers joined Fidelity as an equity research analyst in 1993. Mr. Rakers managed Fidelity Select Computers Portfolio and Fidelity Advisor Technology Portfolio from January 2000 and Fidelity Select Technology Portfolio from February 2000 until June 2001. He was named a Vice President in June 2001 when he started managing the Fidelity Convertible Securities Fund. He was also technology sector leader from January 2000 to June 2001. Mr. Rakers also managed Fidelity Convertible Securities Fund from June 2001 until February 2002, when he assumed management responsibility for Fidelity Balanced Fund. He began managing Fidelity Advisor Balanced Fund and VIP: Balanced Portfolio in June 2005. Before joining Fidelity, Mr. Rakers was a project engineer for Loral Corporation in Lexington, Massachusetts, from 1986 to 1993. Mr. Rakers received bachelor of science and master of science degrees in metallurgical engineering from the University of Illinois in 1985 and 1987 respectively. He also received an MBA from Northeastern University in 1993.

Brett Kozlowski is vice president and Co-Manager of the Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FI MID-CAP EQUITY FUND (FORMERLY JNL/FMR MID-CAP EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FI Mid-Cap Equity Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Sub-Adviser, Pyramis Global Advisors, LLC ("Pyramis"), normally invests 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Fund, Pyramis generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets tis definition after purchase continue to be considered to have a medium market capitalization for the purposes of the 80% policy. The size of the companies in each index changes with the market conditions and the composition of the index. Although Pyramis focuses on investing the Fund's assets in securities issued by medium-sized companies, Pyramis may also make investments in securities issued by larger or smaller companies.

Pyramis normally invests a majority of the Fund's equity assets in medium-sized companies. Pyramis may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Pyramis is not constrained by any particular investment style. At any given time, Pyramis may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Pyramis has been serving as the Sub-Adviser to this Fund since April 30, 2007. For the period from May 1, 2004, until April 30, 2007, Fidelity Management & Research Company ("FMR"), an affiliate of Pyramis, served as the sub-adviser to this Fund. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

15.01%     35.16%     124.19%     -34.74%     -40.19%     -29.21%     35.65%     18.00%     6.16%     12.06%
------     ------     ------      ------      ------      ------      ------     ------     ------    ------
1997       1998       1999        2000        2001        2002        2003       2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------- --------------------- -------------------- ---------------------
                                                          1 year               5 year               10 year*
-------------------------------------------------- --------------------- -------------------- ---------------------
JNL/FI Mid-Cap Equity Fund (Class A)                      12.06%                6.15%                6.24%
S&P MidCap 400 Index                                      10.35%               10.89%               14.46%
-------------------------------------------------- --------------------- -------------------- ---------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, Pyramis may temporarily use a different investment strategy for defensive purposes. If Pyramis does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/FI Mid-Cap Equity Fund is Pyramis Global Advisors, LLC ("Pyramis"), with principal offices at 53 State Street, Boston, Massachusetts 02109. Pyramis is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.9 trillion, including managed assets of $1.4 trillion as of December 31, 2006.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Founding Strategy Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's assets are invested in a combination of mutual funds ("Underlying Funds") on a fixed percentage basis. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

The  Fund  seeks  to  achieve  its   objective  by  making   equal   allocations
(approximately 33 1/3%) of its assets and cash flows to the following three Underlying Funds:

     o    JNL/Franklin Templeton Income Fund*; and
     o    JNL/Franklin Templeton Global Growth Fund*; and
     o    JNL/Franklin Templeton Mutual Shares Fund*.

* The investment policies of the Underlying Funds are described elsewhere in this prospectus.

The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be monitored daily by the Fund's Adviser and the Fund's allocations to the Underlying Funds will be rebalanced whenever the actual allocations exceed plus or minus 3% of the predetermined fixed allocation percentages. Also, the performance and income distributions of the Fund may differ from the performance and income distributions of the Underlying Funds as a result of the small variations in the Fund's allocations. Please see the disclosure for the Underlying Funds for their respective principal investment strategies and risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance (and the performance of the Underlying Funds), such as:

          o MARKET RISK. The market price of securities owned by the Underlying Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the Underlying Fund's Sub-Adviser if other investors fail to recognize the company's value or the factors that the Underlying Fund's Sub-Adviser believes will increase the price of the security do not occur.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Underlying Fund invests in bonds issued by a foreign government, it may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. An Underlying Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES. An Underlying Fund may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund's Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or about to be, involved in reorganizations, financial restructurings or bankruptcy.

          A merger or other restructuring or tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Fund, depending on the nature and extent of the derivatives in the Underlying Fund's portfolio. If the Underlying Fund's Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Underlying Funds may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the ability of the Underlying Fund's Sub-Adviser to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                     1.09%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.15%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Growth Fund, and the JNL/Franklin Templeton Mutual Shares Fund, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based upon the target allocations to the Underlying Funds. Actual amounts may be higher or lower than these shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $117
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $365
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL/Franklin Templeton Founding Strategy Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management for each of its current 61 portfolios. JNAM currently manages approximately $21 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Mark D. Nerud was elected President of the Trust, effective December 2006. Mr. Nerud has been a manager of the Fund since its inception. Mr. Nerud has been associated with JNAM and/or its affiliates since 1996. Prior to being elected President, Mr. Nerud was Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies advised by JNAM since December 2002. From August 1997 to December 2002, Mr. Nerud was Vice President and Assistant Treasurer of the Trust and other affiliated investment companies. Mr. Nerud was elected President of JNAM in January 2007. From November 2000 to January 2007, he was the Chief Financial Officer of JNAM. He is also Vice President of Fund Accounting and Administration of Jackson National Life Insurance Company, an affiliate of JNAM and the Trust, since January 2000.

     o William V. Simon was elected Vice President and Assistant Treasurer of the Trust effective December 2006. Mr. Simon has been a manager of the Fund since its inception. Mr. Simon has been associated with JNAM and/or its affiliates since 1996. Mr. Simon was elected Vice President and Chief Operating Officer of JNAM in January 2007. In addition to being Vice President and Assistant Treasurer of the Trust and other affiliated investment companies, Mr. Simon has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since July 2004. From August 2000 through July 2004, Mr. Simon was a Director at Jackson National Life Insurance Company.

     o Daniel W. Koors was elected Vice President, Chief Financial Officer and Treasurer of the Trust effective December 2006. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Global Growth Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

An equity security or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to shareholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Fund also invests in depository receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

In addition to the Fund's main investments, depending upon current market conditions, the Fund may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally to pay interest to the holder. Bonds, notes and debentures are examples of debt securities. In order to increase income to the Fund, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers.

The Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. No more than 5% of the Fund's total assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for this Fund, the Sub-Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Sub-Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.90%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.11%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $113
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $353
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper, and repurchase agreements. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to pursue its investment goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Global Growth Fund is Templeton Global Advisors Limited ("Global Advisors"), Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Murdo Murchison, CFA (EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Mr. Murchison has research responsibilities for the media industry as well as European banks. He joined Franklin Templeton Investments in 1993. Mr. Murchison earned a bachelor of law degree, with honors, from Edinburgh University, and went on to Glasgow University to obtain his diploma of legal practice. He is a Chartered Financial Analyst (CFA) Charterholder.
     o Jeffrey A. Everett, CFA (PRESIDENT AND DIRECTOR OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. He is responsible for all investment strategies and portfolio management activities for portfolios managed by Templeton's Global Equity investment professionals, who work from the eight global offices of the Templeton Global Equity Group. He joined Franklin Templeton Investments in 1989. Mr. Everett earned a B.S. in Finance from Pennsylvania State University and is a Chartered Financial Analyst (CFA) Charterholder.
     o Lisa F. Myers, CFA (VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Ms. Myers is the lead equity portfolio manager of Templeton Growth Fund. Ms. Myers also manages institutional separate accounts with international and global mandates. She is the coordinator of the global consumer team and has direct research responsibility for the global retail and textile and apparel industries. She joined Franklin Templeton Investments in 1996. Ms. Myers earned her B.A. from the University of Pennsylvania and her J.D. from Georgetown University, where she also taught legal research and writing. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and is a member of the CFA Institute.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group ("S&P(R)") and Moody's Investors Service ("Moody's") are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase.

The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by foreign or a domestic company.

The Fund's manager searches for securities it deems to be undervalued or out-of-favor securities and believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

          o    Management strength, experience and track record;
          o    Responsiveness   to  changes  in  interest   rates  and  business
               conditions;
          o    Debt maturity schedules and borrowing requirements;
          o The company's changing financial condition and market recognition of the change; and
          o A security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations repurchase agreements, money market fund shares and other money market instruments. The Sub-Adviser also may invest these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

While the Fund does not concentrate in any one industry, it may make significant investments in the utilities, healthcare, and financial services sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER RATED SECURITIES. High-yield bonds, commonly referred to as "Junk Bonds", generally have more credit risk than higher-rated securities.

               Companies using high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

               The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

               High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when thy do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

          o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.90%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      1.10%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $112
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $350
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $606
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,340
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Income Fund is Franklin Advisers, Inc. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Edward D. Perks, CFA (VICE PRESIDENT OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1992.

     o Charles B. Johnson (CHAIRMAN OF THE BOARD OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1957.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

INVESTMENT  OBJECTIVE.  The investment  objective of the JNL/Franklin  Templeton
Mutual  Shares  Fund  is  capital   appreciation,   which  may  occasionally  be
short-term, and secondarily, income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the Sub-Adviser expects to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The Fund invests predominately (80% or more) in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

The Fund intends to invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets. In addition, from time to time, the Fund may use forward foreign currency exchange contracts to hedge against currency risks when the Sub-Adviser believes it would be advantageous to the Fund to do so. The Fund also may invest up to 15% of its net assets in securities with a limited trading market.

The Fund invests primarily in securities that the Sub-Adviser believes are trading at a discount to their intrinsic value. To a lesser extent, the Fund also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Fund generally purchases securities for investment purposes, the Sub-Adviser also may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Fund may benefit.

When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company's securities relative to the Sub-Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser's own analysis of the security's intrinsic value rather than coupon rate or rating of the security.

The Sub-Adviser may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o STOCK INVESTING RISK. Although this may not be the case in foreign markets, in the U.S. stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

          o VALUE INVESTING RISK. Value securities may not increase in price as anticipated by the Sub-Adviser, and may even decline further in value, if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Adviser believes will increase a security's market value do not occur.

               The Funds' bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered "cheap" in the Sub-Adviser's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

          o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES RISK. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

          o FOREIGN SECURITIES RISK. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SHORT SALE INVESTING RISK. The Fund may engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or is otherwise undervalued, and sells short the security that the Sub-Adviser believes is either expensive relative to the price of the other security or is otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. However, the Fund may also engage in uncovered short sales unrelated to an arbitrage strategy.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o LOWER-RATED AND UNRATED DEBT SECURITIES RISK. Securities rated below investment grade, sometimes called "junk bonds" and the type of unrated debt securities purchased by the Funds, generally are considered to have more risk than higher-rated securities. They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in nondefaulted bonds. Purchasers of participations in undebtedness, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.06%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $108
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $337
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITION. The Sub-Adviser may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Fund's assets in U.S. or non- U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Fund may be unable to pursue its investment goals.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Mutual Shares Fund is Franklin Mutual Advisers, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Together, Franklin Mutual and its affiliates manage over $552 billion in assets as of December 31, 2006.

The following individuals are jointly responsible for the day-to-day management of the Fund. The portfolio manager for the Fund has primary responsibility for the investments of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio managers provide research and advice on the purchases and sales of individual securities and portfolio risk assessment. Mr. Langerman and Mr. Segal are co-portfolio managers for the Fund and Ms. Turner is an assistant portfolio manager for the Fund.

     o Peter A. Langerman (PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He rejoined Franklin Templeton Investments, an affiliate of Franklin Mutual in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Mr. Langerman graduated magna cum laude from Yale University, earning his B.A. in Russian studies. He holds a Master's degree in Accounting from New York University Graduate School of Business and received his Juris Doctor from Stanford University Law School.

     o Deborah A. Turner, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. Ms. Turner has been an assistant portfolio manager since 2001. Prior to that she was an Analyst from 1996 to 2001. She joined Franklin Templeton Investments in 1996. From 1993 to 1996, Ms. Turner was employed at Heine Securities Corporation as an Analyst. Ms. Turner has more than 13 years of experience in the investment management industry. Ms. Turner earned her B.A. in Economics from Vassar College. She is a Chartered
          Financial  Analyst  (CFA)   Charterholder.

     o F. David Segal, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He is an analyst for Franklin Mutual Advisers specializing in the autos and auto parts, paper and forest products and special situations. He joined Franklin Templeton Investments in 2002. Previously, Mr. Segal was an analyst in the Structured Finance Group of MetLife from 1999 to 2002. He has 13 years of experience in the financial services industry. Mr. Segal earned his B.A. from the University of Michigan, Ann Arbor and an M.B.A. from New York University's Stern School of Business. He is a Chartered Financial Analyst (CFA) Charterholder. Mr. Segal is a member of the New York Society of Security Analysts.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts that they manage and their ownership of Fund shares.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

          o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;
          o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or
          o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) under $3.5 billion at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

17.71%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.69% (1st quarter of 2006) and its lowest quarterly return was -3.06% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------- -------------------- --------------------
                                                                                  1 year            Life of Fund*
--------------------------------------------------------------------------- -------------------- --------------------
JNL/Franklin Templeton Small Cap Value Fund (Class A)                              17.71%               16.94%
Russell 2500 Value Index                                                           20.24%               20.38%
--------------------------------------------------------------------------- -------------------- --------------------

The Russell 2500 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.03%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      1.19%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $121
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $378
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $654
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,443
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By having significant investments in a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $552 billion in assets as of December 31, 2006.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of the Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.
     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.
     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1988.
     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or
after  November  15,  2006.   After   publication  and  comment,   the  proposed
distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in early 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS CORE PLUS BOND FUND (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Core Plus Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (securities rated BB- or below by one nationally recognized statistical ratings organization or, if unrated, determined by the Sub-Adviser to be of comparable quality) (commonly referred to as "junk bonds"), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The
Fund does not currently intend to invest more than 75% of assets in non-investment grade securities. For purposes of this 75% constraint, the Fund will not deem a security to be non-investment grade if one NRSRO rates the security as investment grade.

The Sub-Adviser uses duration management as a fundamental part of the management for this Fund. Generally, the Sub-Adviser expects to track the duration of the Lehman Brothers Aggregate Bond Index (plus or minus 1.5 years) although the securities held may have short, intermediate, and long terms to maturity. The Fund's average duration will not likely exceed 6 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, Goldman Sachs Asset Management, L.P. ("GSAM(R)") replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

10.66%      2.46%      1.87%      7.28%      6.71%      8.38%      13.53%      6.91%      2.62%      4.77%
------      ------     ------     ------     ------     ------     ------      ------     ------     ------
1997        1998       1999       2000       2001       2002       2003        2004       2005       2006


In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------- ----------------- ------------- -------------------
                                                                     1 year          5 year          10 year*
--------------------------------------------------------------- ----------------- ------------- -------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class A)                       4.77%           7.17%          6.46%
Lehman Brothers Aggregate Bond Index                                  4.33%           5.06%          6.20%
--------------------------------------------------------------- ----------------- ------------- -------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.70%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.90%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $92
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $287
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $498
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                     $1,108
------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund is GSAM, 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. AND GLOBAL Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

     o James B. Clark (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994 after working as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to becoming co-head of the US Fixed Income Team, James headed the portfolio management group specializing in mortgage-backed and asset-backed securities.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/GOLDMAN SACHS MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $849 million and $21.7 billion Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

15.73%
------
2006

In the periods shown in the chart, the Fund's highest quarterly return was 6.06% (1st quarter of 2006) and its lowest quarterly return was -1.41% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year            Life of Fund*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund (Class A)                                   15.73%               18.00%
Russell Mid Cap Value Index                                                      15.64%               21.19%
------------------------------------------------------------------------- -------------------- --------------------

The Russell Mid Cap Value Index is a broad-based, unmanaged index. *The Fund began operations on May 2, 2005.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.84%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      1.06%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $585
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,294
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.
     o Dolores Bamford (MANAGING DIRECTOR) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.
     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.
     o Andrew Braun (MANAGING DIRECTOR) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.
     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.
     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.
     o Sean Gallagher (MANAGING DIRECTOR) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.
     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.
     o Edward Perkin, CFA (VICE PRESIDENT) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Goldman Sachs Short Duration Bond Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus one year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio's average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, corporate debt securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

Corporate debt securities include, but are not limited to, Eurobonds and Yankees issued by Sovereigns, Supranationals and other foreign entities; and preferred stocks.

The Fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio's goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

          o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.54%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                 0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                      0.74%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $76
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $237
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $411
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $918
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Short Duration Bond Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Jonathan A. Beinner (MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER - CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1990 and is responsible for overseeing over $270 billion in fixed income and money market assets - including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds. Mr. Beinner assumed managerial oversight for U.S. Fixed Income, High Yield, and Global Fixed Income and Currency in 2001. Mr. Beinner joined Asset Management in 1990 as a mortgage-backed specialist on the US Fixed Income team and since 1993 had worked directly with Sharmin. Mr. Beinner headed up the Mortgage team in 1994, and 3 years later became the Co-Head of US Fixed Income. Mr. Beinner became a Managing Director in 1997. Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.
     o Thomas Kenny (MANAGING DIRECTOR, CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1999 as Head of the Municipal Bond Portfolio Management team. He became co-head of the US and Global Fixed Income team in 2002.
     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.
     o James Cielinski (Managing Director, Head of Investment Grade Credit) joined GSAM in September 1998 as a Corporate Bond Portfolio Manager.
     o James P. McCarthy (MANAGING DIRECTOR, HEAD OF SHORT DURATION AND STRUCTURED STRATEGIES) is a senior fixed income portfolio manager and heads the short duration fixed income and structured portfolio strategies at GSAM. In this role, Mr. McCarthy is responsible for constructing and managing portfolios for central banks, balance sheet strategies, and financial institutions. Additionally, he works closely with clients in developing and implementing customized portfolio strategy solutions. Mr. McCarthy joined GSAM in 1995 as a specialist on the mortgage-backed securities team.
     o Robert Leggett (VICE PRESIDENT, PORTFOLIO SPECIALIST) is a fixed income specialist focusing on Short Duration and Structured product strategies. Mr. Legget joined GSAM in 2001 as a Client Service Manager responsible for servicing Corporate Institutional, Pension, and Central Bank clients. Prior to joining Goldman Sachs he was a Vice President in the Chase Consulting Group, a unit of the Chase Manhattan Bank, where his responsibilities included investment evaluation, performance measurement and portfolio analytics. Mr. Leggett received a B.S. from Villanova University and an M.B.A. from the University of Connecticut.
     o Thomas D. Teles (MANAGING DIRECTOR, HEAD OF MORTGAGE-BACKED SECURITIES) is a managing director on the Fixed Income Portfolio Management team and serves as head of the Mortgage & Asset-Backed Securities team. He is also a member of the Fixed Income Strategy Group (FISG), which oversees all Global Fixed Income and Currency portfolios. Mr. Teles joined Goldman Sachs in 1997 as an associate with FICC in New York, where he worked in the Research Department, and then as a mortgage trader. He joined Goldman Sachs Asset Management in 2000. Mr. Teles became managing director in 2003 and a partner in 2006. Prior to joining the firm, Mr. Teles worked as assistant investment officer at Travelers Insurance Group from 1994 to 1997. Mr. Teles earned a BA from the University of Maryland in 1992 and an MBA from the University of Chicago in 1994.
     o Mark Van Wyk (VICE PRESIDENT) joined GSAM in 1994 and specializes in U.S. government and financial derivatives.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the Sub-Adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The Sub-Adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Sub-Adviser uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The Sub-Adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The Sub-Adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Sub-Adviser may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

J.P. Morgan Investment Management, Inc. has been serving as the Sub-Adviser to this Fund since May 2, 2005. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

2.65%     14.43%     32.11%     -13.99%     -20.29%     -20.58%     28.53%     16.34%     10.69%     22.67%
------    ------     ------     ------      ------      ------      ------     ------     ------     ------
1997      1998       1999       2000        2001        2002        2003       2004       2005       2006


In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------- ---------------- -------------- ------------------
                                                                      1 year          5 year          10 year*
----------------------------------------------------------------- ---------------- -------------- ------------------
JNL/JPMorgan International Equity Fund (Class A)                      22.67%          10.01%            5.54%
Morgan Stanley Europe and Australasia, Far East Equity (MSCI
E.A.FE.) Index                                                        26.42%          14.99%            7.43%
----------------------------------------------------------------- ---------------- -------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International, Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.83%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.04%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $106
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $331
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $574
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,271
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The Sub-Adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o    EMERGING  MARKETS  RISK.  The Fund may  invest a  portion  of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

38.02%     -15.45%     -20.33%     -26.59%     39.43%     22.54%     18.57%     31.98%
------     ------      ------      ------      ------     ------     ------     ------
1999       2000        2001        2002        2003       2004       2005       2006

In the period shown in the chart, the Fund's highest quarterly return was 20.40% (2nd quarter of 2003) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- -------------------- ------------------- -------------------
                                                                1 year               5 year          Life of Fund*
--------------------------------------------------------- -------------------- ------------------- -------------------
JNL/JPMorgan International Value Fund (Class A)                 31.98%               14.42%               6.89%
MSCI EAFE Value Index                                           31.30%               18.60%               9.59%
--------------------------------------------------------- -------------------- ------------------- -------------------

MSCI EAFE Value Index is broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.83%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                       0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    1.04%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. **Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $106
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $331
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $574
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,271
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the Sub-Adviser ranks issuers within each industry group according to their relative value. The Sub-Adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO  MANAGEMENT.  The sub-adviser to the  JNL/JPMorgan
International Value Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,013 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Jeroen Huysinga, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Huysinga, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1997. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga obtained a B.A. in economics and international studies from the University of Warwick. Mr. Huysinga is an
Associate of the Institute of Investment Management and Research. Mr. Woort-Menker who is a senior portfolio manager on the Global Equity team and the lead manager of the team's Value strategies, has been employed by J.P. Morgan since 1987. Gerd Woort-Menker, managing director, is a senior portfolio manager on the Global Investment Team. Mr. Woort-Menker currently manages international and global equity portfolios; he has also managed the International Value strategy since its inception. Mr. Woort-Menker began his career at VARTA in Hanover, where he was a financial comptroller. Mr. Woort-Menker obtained a business accounting degree from Muenster University and earned an M.A. in economics from Freiburg University. He is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/JPMorgan  U.S.
Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/JPMorgan U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

          (i)  U.S. treasury obligations;

          (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

         (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

          (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

          (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

          (vi) repurchase agreements collateralized by any of the foregoing; and

          (vii) other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the Sub-Adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, J.P. Morgan Investment Management Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007reflects the results achieved by the prior Sub-Advisers.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

9.16%     9.40%     -2.50%     11.50%     6.92%     11.47%     1.18%     3.85%     2.45%     3.25%
------    ------    ------     ------     ------    ------     ------    ------    ------    ------
1997      1998      1999       2000       2001      2002       2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ----------------- --------------- ------------------
                                                                   1 year           5 year          10 year*
------------------------------------------------------------- ----------------- --------------- ------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)         3.25%            4.36%            5.56%
Citigroup Treasury Index                                           3.13%            4.62%            5.91%
------------------------------------------------------------- ----------------- --------------- ------------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.79%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $81
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $252
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $439
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $978
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/JPMorgan U.S. Government & Quality Bond Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, NY 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2006, J. P. Morgan and its affiliates had approximately $1,103 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Michael Sais, Managing Director of J.P. Morgan. Mr. Sais is a Fixed Income Fund Manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMorgan Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Sais joined the firm in 1994 as a senior fixed income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. Prior to this, he served as senior investment portfolio manager of Valley National Bank of Phoenix, where he was responsible for the management of the bank's $2.2 billion investment portfolio. Mr. Sais began his career with Citibank in San Juan, Puerto Rico, as an asset/liability manager and eurodollar trader. He obtained a B.S. and an M.B.A, both in finance, from Indiana University. Mr. Sais is also a CFA charterholder and member of The CFA Institute as well as the CFA Society of Columbus.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/LAZARD EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index. The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The allocation of the Fund's assets among emerging market countries may shift from time to time based on the Sub-Adviser's judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o EMERGING MARKETS RISK. The Fund will invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            1.15%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.02%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.37%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $139
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $434
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $750
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,646
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.

DERIVATIVES. Derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Fund's performance. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Emerging Markets Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by John R. Reinsberg and James M. Donald. Mr. Reinsberg has been with Lazard since 1992 and has been associated with the Emerging Markets Equity strategy since its inception and is a Deputy Chairman of Lazard. Mr. Donald has been with Lazard since 1996 and is a Managing Director of Lazard.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the Sub-Adviser believes are undervalued. The Fund invests in 50-70 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index at the time of purchase. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

4.77%     25.37%     13.24%     -14.08%     28.89%     24.72%     8.81%     14.56%
------    ------     ------     ------      ------     ------     ------    ------
1999      2000       2001       2002        2003       2004       2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -16.09% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- ------------------- ------------------ ------------------
                                                                1 year             5 year          Life of Fund*
--------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Mid Cap Value Fund (Class A)                         14.56%             11.46%             10.23%
Russell MidCap(R) Index                                         15.64%             11.17%              8.65%
--------------------------------------------------------- ------------------- ------------------ ------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.04%
------------------------------------------------------------------------------------------------ --------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $106
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $331
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $574
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,271
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser, Andrew Lacey and Robert A. Failla. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively. Mr. Failla is Senior Vice President and portfolio manager and has been with Lazard since 2003. Prior to joining the Firm, Robert was associated with AllianceBernstein.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/LAZARD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the Sub-Adviser believes are undervalued. The Fund holds between 75 - 150 securities with a market capitalization range of $200 million to $2.5 billion at the time of purchase. The Fund's returns are compared to the Russell 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

          o Its price rises to a level where it no longer reflects value (target valuation);

          o    The underlying investment assumptions are no longer valid;

          o    Company management changes their direction; or

          o External events occur (e.g., changes in regulation, taxes and competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]


1.96%     16.60%     17.34%     -17.22%     38.83%     15.38%     4.65%     16.80%
------    ------     ------     ------      ------     ------     ------    ------
1999      2000       2001       2002        2003       2004       2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -18.94% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------- ------------------- ------------------ ------------------
                                                                1 year             5 year          Life of Fund*
--------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Small Cap Value Fund (Class A)                       16.80%             10.13%              7.96%
Russell 2000 Index                                              18.50%             11.45%              7.50%
--------------------------------------------------------- ------------------- ------------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.07%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $109
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $340
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $590
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,306
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the S&P 500 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 500 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

27.79%     10.06%     4.37%     15.08%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was -2.25% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class A)                      15.08%                 5.69%
S&P 500 Index                                                                   15.79%                 6.25%
----------------------------------------------------------------------- ----------------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.61%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS A
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $62
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $195
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $340
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $762
---------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 400 Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 400 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals,  and  reinvestment  of income.  The  replicated  portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the S&P 400 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and S&P 400 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

34.55%     15.79%     11.98%     9.69%
------     ------     ------     ------
2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -3.27% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------------- --------------- ------------------
                                                                                    1 year        Life of Fund*
------------------------------------------------------------------------------- --------------- ------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)                     9.69%         10.57%
S&P 400 MidCap Index                                                                 10.35%         11.18%
------------------------------------------------------------------------------- --------------- ------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------- -------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                            0.39%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                           0.02%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Total Annual Fund Operating Expenses                                                                     0.62%
------------------------------------------------------------------------------------------------- -------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $63
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $199
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $346
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $774
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San
Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president,in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/Mellon  Capital
Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index(1). The capitalization range for the Russell 2000 Index is currently approximately $25 million at the bottom of the range and $4.8 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

         o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and Russell 2000 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Russell 2000 Index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

45.88%     17.42%     4.22%     17.49%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 22.99% (2nd quarter of 2003) and its lowest quarterly return was -5.42% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class A)                    17.49%                11.05%
Russell 2000 Index                                                              18.50%                11.69%
----------------------------------------------------------------------- ----------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.61%
----------------------------------------------------------------------------------------------- ---------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $62
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $195
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $340
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $762
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) (1)Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

               Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

               The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Fund and MSCI EAFE Free Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

37.31%     19.49%     13.31%     25.58%
------     ------     ------     ------
2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was -1.03% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------- -------------------- ------------------
                                                                                 1 year           Life of Fund*
-------------------------------------------------------------------------- -------------------- ------------------
JNL/Mellon Capital Management International Index Fund (Class A)                  25.58%              15.18%
MSCI E.A.FE. Index                                                                26.42%              15.84%
-------------------------------------------------------------------------- -------------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began  operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.45%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.67%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $68
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $214
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $373
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $835
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The
companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the MSCI EAFE Free Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 19 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Richard A. Brown,  CFA,  has been a Director,  Equity  Portfolio  Management  at
Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the CFA Society of San Francisco.

Karen Q. Wong, CFA is a Director, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of CFA
Institute,  formerly the  Association  for  Investment  Management  and Research
(AIMR), and the CFA Society of San Francisco.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund  invests  under  normal  circumstances  at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Lehman Brothers Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

The Fund can invest in a number of different kinds of "derivative" instruments to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities, to be announced (TBAs) and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

               The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the Sub-Adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

2.87%     3.74%     1.85%     3.64%
------    ------    ------    ------
2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.67% (3rd quarter of 2006) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Bond Index Fund (Class A)                          3.64%                 4.14%
Lehman Brothers Aggregate Bond Index                                             4.33%                 5.09%
----------------------------------------------------------------------- ----------------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.61%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $62
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $195
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $340
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $762
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by two of the following: Moody's Investors Service or Standard & Poor's or Fitch (if at least 2 ratings are available, or by one if only one rating is available); (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's Sub-Adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan has been a Managing Director of Mellon Capital Management Corporation since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990.

Lowell Bennett has been a Director of Mellon Capital Management Corporation since 2000. Mr. Bennett joined Mellon Capital in 1997 as a Vice President and fixed income strategist. He is responsible for the development and implementation of fixed income strategies of the company. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his M.B.A. degree from Stanford University in 1987. Mr. Bennett has 19 years of finance and investment experience.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Within each sector, the Fund overweights stocks that the Sub-Adviser regards as attractive and underweights or does not hold stocks that the Sub-Adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing theFund, the Sub-Adviser generally employs a three-step process:

          (i) Based on quantitative research, the Sub-Adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

          (ii) The research findings allow the Sub-Adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

         (iii) The Sub-Adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered  with  the SEC  the  Fund is  subject  to the  Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-11.38%     -11.78%     -24.94%     29.09%     11.27%     4.24%     16.84%
------      ------      ------      ------     ------     ------    ------
2000        2001        2002        2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------ ------------------- ------------------ --------------------
                                                             1 year             5 year           Life of Fund*
------------------------------------------------------ ------------------- ------------------ --------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock
Index Fund (Class A)                                         16.84%             5.59%              1.22%
S&P 500 Index                                                15.79%             6.19%              2.37%
------------------------------------------------------ ------------------- ------------------ --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 16, 1999.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS A
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee                                                                       0.59%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Fee                                                                                           0.20%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Acquired Fund Fees and Expenses*                                                                    0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Annual Fund Operating Expenses                                                                0.81%
------------------------------------------------------------------------------------------ --------------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS A
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $83
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $259
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $450
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                     $1,002
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the Sub-Adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group at the Sub-Adviser. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA, has been a Managing Director, Enhanced Equity Strategies at Mellon Capital since January 2006. He joined Mellon Capital in 1995 as a research associate. Throughout the years he has held various positions in the Equity Portfolio Management group among which were: Vice President from 2000 to 2002 and Director from 2002 to 2003. In 2003 he was promoted to Director of Enhanced Equity Strategies. Currently he heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the enhanced equity portfolio management process. Prior to joining Mellon Capital, he was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has 11 years of investment experience. Mr. Chiang received an M.B.A. from University of California at Berkeley in 2005.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/OPPENHEIMER GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notational value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market
               (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          o    CYCLICAL  OPPORTUNITIES  RISK.  The Fund  may  also  seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-22.33%     40.56%     17.93%     13.74%     16.96%
------      ------     ------     ------     ------
2002        2003       2004       2005       2006

In the period shown in the chart, the Fund's highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------ ---------------------- ----------------- -----------------
                                                                    1 year               5 year        Life of Fund*
------------------------------------------------------------ ---------------------- ----------------- -----------------
JNL/Oppenheimer Global Growth Fund (Class A)                          16.96%              11.35%             8.49%
Morgan Stanley Capital International World Index                      20.76%              10.60%             4.79%
------------------------------------------------------------ ---------------------- ----------------- -----------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.06%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $585
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,294
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide;
o    Companies that stand to benefit from global growth trends;
o Businesses with strong competitive positions and high demand for their products or services; and/or
o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective October 1, 2005, the portfolio manager of the Fund is Rajeev Bhaman, Senior Vice President. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman had been co-manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PIMCO REAL RETURN FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its investment objective by investing under normal circumstances in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities ("TIPS") which are issued by the U.S. government. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of December 31, 2006 was 6.43 years. For these purposes, in calculating the Fund's average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund is non-diversified, which means it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may invest all of its assets in derivative instruments, such as futures, options, forward contracts or swap agreements, or in mortgage or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used by this Fund include:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o Structured notes, including hybrid or "indexed" securities, and event-linked bonds:
     o    Loan participations and assignments;
     o    Delayed funding loans and revolving credit facilities;
     o    Bank  certificates  of  deposit,  fixed  time  deposits  and  bankers'
          acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
     o    Obligations of non-U.S.  governments or their  subdivisions,  agencies
          and   government-sponsored   enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Real Return Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

John B. Brynjolfsson, CFA, managing director, portfolio manager is primarily responsible for the day-to-day management of the Fund. Mr. Brynjolfsson joined PIMCO in 1989. He over 20 years of investment experience and is co-author of INFLATION-PROTECTION BONDS and co-editor of THE HANDBOOK OF INFLATION-INDEXED BONDS. Mr. Brynjolfsson has a bachelor's degree from Columbia College and an MBA from the MIT Sloan School of Management.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Sub-Adviser's forecast for interest rates.

The Fund may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o    Structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds;
     o    Loan participations;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
     o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o MORTGAGE RISK. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

-0.26%     11.75%     9.52%     8.85%     4.78%     4.45%     2.40%     3.38%
------     ------     ------    ------    ------    ------    ------    ------
1999       2000       2001      2002      2003      2004      2005      2006


In the period shown in the chart, the Fund's highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------- --------------------- ----------------- ----------------
                                                                   1 year              5 year        Life of Fund*
----------------------------------------------------------- --------------------- ----------------- ----------------
JNL/PIMCO Total Return Bond Fund (Class A)                          3.38%              4.74%             5.66%
Lehman Brothers Aggregate Bond Index                                4.33%              5.06%             5.69%
----------------------------------------------------------- --------------------- ----------------- ----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE


---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $450
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,002
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz SE") is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO had assets under management of $667.8 billion.

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust's motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PPM AMERICA HIGH YIELD BOND FUND (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/PPM America High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. For purpose of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, including credit default swaps. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum.

In light of the risks associated with such securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. With respect to derivative instruments, the Sub-Adviser also takes into consideration the credit-worthiness of the counterparty to the transaction. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The Sub-Adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the Sub-Adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the Sub-Adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the Sub-Adviser looks for those companies that the Sub-Adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

               To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The Sub-Adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America High Yield Bond Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A team of investment professionals at PPM, led by Anthony Balestrieri, Senior Managing Director and JoAnne M. Bianco, Senior Managing Director, manage the assets of the Fund. The team reviews portfolio holdings, discusses purchase and sale activity, and adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Fixed Income Group currently manages approximately $43 billion in assets, including approximately $6.9 in high yield bond assets for various institutional clients based in the U.S. and abroad.

Anthony Balestrieri is a Senior Managing Director and Portfolio Manager of PPM, and is responsible for managing over $11.6 billion in public investment grade, high yield, securitized and other fixed income investments. Mr. Balestrieri has over seventeen years of investment industry experience. From May, 1998 until to joining PPM in June, 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May, 1998, Mr. Balestriere was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

JoAnne M. Bianco is a Senior Managing Director and Portfolio Manager, and is responsible for managing over $6.5 billion in high yield assets across insurance, pooled investments and institutional portfolios. Ms. Bianco has over 22 years of investment experience, and joined PPM in January, 1991. Prior to joining PPM, Ms. Bianco was a debt Rating Analyst for Standard & Poor's Corporation, and a Credit Analyst and Account officer at Chemical Bank Corporation. Ms. Bianco earned a B.S. in Business Administration from Marquette University, and an M.B.A. from Northwestern University, Kellogg School of Management, and is a Chartered Financial Analyst.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2007.

JNL/PPM AMERICA VALUE EQUITY FUND* (FORMERLY, JNL/PUTNAM VALUE EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Value Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1.5 billion or greater.

The Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in the equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of January 16, 2007, PPM America, Inc. replaced Putnam Investment Management, LLC as the Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

21.82%     12.48%     -1.04%     6.96%     -6.32%     -19.87%     24.55%     9.76%     4.91%     13.03%
------     ------     ------     ------    ------     ------      ------     ------    ------    ------
1997       1998       1999       2000      2001       2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- ------------------- -------------------- --------------------
                                                              1 year              5 year              10 year*
------------------------------------------------------- ------------------- -------------------- --------------------
JNL/PPM America Value Equity Fund (Class A)                   13.03%               5.36%                5.84%
S&P 500 Index                                                 15.79%               6.19%                8.41%
S&P500/Barra Value Index                                      20.91%               8.93%                9.15%
------------------------------------------------------- ------------------- -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The S&P500/Barra Value Index is an unmanaged, capitalization-weighted index composed of stocks of the S&P 500 with low price-to-book ratio relative to the S&P 500 as a whole.

* The Fund began operations on May 15, 1995. As of January 16, 2007, PPM America, Inc., replaced Putnam Investment Management, LLC as Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.65%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.85%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective January 16, 2007, the fee will be reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $87
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $271
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $471
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,049
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from pursuing its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Value Equity Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $68 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.1 billion in assets, including approximately $ 4 billion in large cap value assets for various institutional clients based in the U.S. and abroad.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/PUTNAM EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the Sub-Adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

21.88%      34.93%      29.41%      -17.85%     -25.01     -24.10%     27.23%     13.04%     8.75%     13.75%
------      ------      ------      ------      ------     ------      ------     ------     ------    ------
1997        1998        1999        2000        2001       2002        2003       2004       2005      2006


In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- ------------------ ------------------ -----------------
                                                                1 year             5 year            10 year*
---------------------------------------------------------- ------------------ ------------------ -----------------
JNL/Putnam Equity Fund (Class A)                                13.75%              6.18%             5.87%
S&P 500 Index                                                   15.79%              6.19%             8.41%
---------------------------------------------------------- ------------------ ------------------ -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.77%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.98%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $88
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $274
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $477
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,061
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Chief Investment Officer on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiess was a Portfolio Manager with JP Morgan Investment Management. Richard P. Cervone is a Portfolio Member on the team. Mr. Cervone, Managing Director and Portfolio Manager on the U.S. Core Equity Team, joined Putnam in 1998 and has 8 years of investment experience.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/PUTNAM MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the Sub-Adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $460 million and $20.7 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

          o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging, risk management, and investment purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

-26.97%      -29.32%      33.46%     18.62%     12.11%     5.73%
------       ------       ------     ------     ------     ------
2001         2002         2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- -------------------- -------------------- -------------------
                                                              1 year               5 year           Life of Fund*
------------------------------------------------------- -------------------- -------------------- -------------------
JNL/Putnam Midcap Growth Fund (Class A)                        5.73%                5.81%               -0.63%
Russell MidCap(R) Growth Index                                10.66%                8.22%               -0.67%
------------------------------------------------------- -------------------- -------------------- -------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $108
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $337
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $585
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,294
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC ("Putnam") located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Kevin Divney and Brian DeChristopher. Mr. Divney is a Managing Director and Co-Chief Investment Officer of the Mid Cap Growth team. Mr. Divney is a CFA Charterholder and joined Putnam in 1997 and has 16 years of investment experience. Mr. DeChristopher is a Senior Vice President and Portfolio Manager of the Mid Cap Growth Team. Mr. DeChristopher joined Putnam in 1999 and has six years of investment industry experience and is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will generally be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the Sub-Adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within a reasonable period of time.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

18.43%     10.06%     -0.11%     8.25%     10.57%     -1.93%     21.57%     10.88%     5.30%     13.65%
------     ------     ------     ------    ------     ------     ------     ------     ------    ------
1997       1998       1999       2000      2001       2002       2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------- ------------------ -------------------- --------------------
                                                             1 year              5 year              10 year*
------------------------------------------------------- ------------------ -------------------- --------------------
JNL/Select Balanced Fund (Class A)                            13.65%              9.60%               9.44%
S&P 500 Index                                                 15.79%              6.19%               8.41%
Lehman Brothers Aggregate Bond Index                           4.33%              5.06%               6.20%
------------------------------------------------------- ------------------ -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------- ------------------------
                                                                                                  CLASS A
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Management/Administrative Fee                                                                     0.58%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
12b-1 Fee                                                                                         0.20%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Other Expenses                                                                                    0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Acquired Fund Fees and Expenses*                                                                  0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Total Annual Fund Operating Expenses                                                              0.80%
----------------------------------------------------------------------------------------- ------------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                   CLASS A
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                               $82
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                             $255
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                             $444
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                            $990
---------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Edward P. Bousa, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. John C. Keogh, Senior Vice President, Partner and Fixed Income Portolio Manager of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since February 2006. Mr. Gootkind joined Wellington Management as investment professional in 2000.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The Sub-Adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the Sub-Adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

19.12%     26.87%     64.58%     -18.28%     -23.50%     -27.12%     23.97%     11.36%     1.91%     13.31%
------     ------     ------     ------      ------      ------      ------     ------     ------    ------
1997       1998       1999       2000        2001        2002        2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ---------------- ---------------- ----------------
                                                                   1 year           5 year          10 year*
-------------------------------------------------------------- ---------------- ---------------- ----------------
JNL/Select Global Growth Fund (Class A)                            13.31%           3.04%           6.09%
Morgan Stanley Capital International World Growth Index            16.85%           8.88%           5.98%
-------------------------------------------------------------- ---------------- ---------------- ----------------

The Morgan Stanley Capital International World Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.89%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    1.10%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $112
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $350
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $606
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,340
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew S. Offit, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was portfolio manager at American Century Investment Management (2000-2005).

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential. In selecting equity securities, the Sub-Adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o INVESTMENT STYLE RISK. The Fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The Fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP, has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

12.67%     57.66%     94.43%     -20.97%     -30.18%     -29.76%     35.46%     11.67%     4.67%     4.60%
------     ------     ------     ------      ------      ------      ------     ------     ------    ------
1997       1998       1999       2000        2001        2002        2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------- ------------------ ------------------ -------------------
                                                                1 year             5 year             10 year*
---------------------------------------------------------- ------------------ ------------------ -------------------
JNL/Select Large Cap Growth Fund (Class A)                       4.60%             3.07%               8.28%
Russell 1000(R) Growth Index                                     9.15%             1.59%               4.72%
---------------------------------------------------------- ------------------ ------------------ -------------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee                                                                   0.79%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Fee                                                                                       0.20%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.00%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Annual Fund Operating Expenses                                                            0.99%
-------------------------------------------------------------------------------------- -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $101
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $315
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $547
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                       $1,213
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Andrew J. Shilling, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager since May 2007 and has been involved in portfolio management and securities analysis for the Fund since May 2004 and for clients of the firm for at least the past five years. Mr. Shilling joined Wellington Management as an investment professional in 1994. He became a Vice President in 1996 and a Senior Vice President in 2003.

John A. Boselli, CFA, Senior Vice President, Partner of Wellington Management and Equity Portfolio Manager, has been involved in portfolio management and securities analysis for the Fund since May 2007 and for clients of the firm for at least the past five years and has served as portfolio manager for the Fund from May 2004 to April 2007. Mr. Boselli joined Wellington Management as an investment professional in 2002. Mr. Boselli joined Wellington Management as a Vice President and investment professional in 2002 and became a Senior Vice President in 2005.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

          o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

          o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

          o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

          o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

5.01%     4.99%     4.67%     5.83%     3.45%     1.07%     0.46%     0.78%     2.71%     4.49%
------    ------    ------    ------    ------    ------    ------    ------    ------    ------
1997      1998      1999      2000      2001      2002      2003      2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------- ---------------- ------------------ -----------------------
                                                             1 year            5 year               10 year*
-------------------------------------------------------- ---------------- ------------------ -----------------------
JNL/Select Money Market Fund (Class A)                        4.49%             1.89%               3.33%
Merrill Lynch Treasury Bill Index (3 month)                   4.85%             2.42%               3.80%
-------------------------------------------------------- ---------------- ------------------ -----------------------

The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment. The 7-day yield of Class A on December 31, 2006, was 4.74%.
The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.38%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Fee                                                                                           0.20%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Annual Fund Operating Expenses                                                                0.59%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                               $60
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                              $189
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                              $329
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                             $738
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The Sub-Adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/SELECT VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but which the Sub-Adviser believes provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A
                                [OBJECT OMITTED]

34.80%     14.77%     8.15%     20.86%
------     ------     ------    ------
2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 0.00% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------------- -------------------- ---------------------
                                                                           1 year            Life of Fund*
-------------------------------------------------------------------- -------------------- ---------------------
JNL/Select Value Fund (Class A)                                            20.86%               20.58%
Russell 1000 Value Index                                                   22.46%               18.34%
-------------------------------------------------------------------- -------------------- ---------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on September 30, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.64%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Fee                                                                                          0.20%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Acquired Fund Fees and Expenses*                                                                   0.01%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Annual Fund Operating Expenses                                                               0.85%
------------------------------------------------------------------------------------------ ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS A
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $87
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $271
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $471
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                          $1,049
-------------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the Sub-Adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since October 2004. Ms. Grimes joined Wellington Management as an investment professional in 1995.

John R. Ryan, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in well-established growth companies. The Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked
               - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

Effective April 30, 2007, the Fund was combined with JNL/Alger Growth Fund and the JNL/Oppenheimer Growth Fund (collectively, the "Acquired Funds") with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

29.47%     27.78%     21.77%     -0.34%     -10.23%     -23.33%     30.54%     9.89%     6.09%     13.70%
------     ------     ------     ------     ------      ------      ------     ------    ------    ------
1997       1998       1999       2000       2001        2002        2003       2004      2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------ ------------- --------------- ------------------
                                                                      1 year         5 year          10 year*
------------------------------------------------------------------ ------------- --------------- ------------------
JNL/T. Rowe Price Established Growth Fund (Class A)                   13.70%         5.81%            9.10%
S&P 500 Index                                                         15.79%         6.19%            8.41%
------------------------------------------------------------------ ------------- --------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.70%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.90%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $92
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $287
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $498
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $1,108
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the T. Rowe Price Growth Stock Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the Sub-Adviser expects to grow at a faster rate than the average company. The Sub-Adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2006, generally between $521.3 million and $10.6 billion. The market cap of companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this should help to mitigate the downside risk attributable to any single poorly-performing security on overall fund performance.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;
     >>   Capable management;
     >> Attractive business niches and operate in industries experiencing increasing demand;
     >>   A sustainable competitive advantage;
     >>   Proven products or services; or
     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

18.21%     21.49%     24.01%     7.16%     -1.49%     -21.93%     38.60%     18.03%     14.10%     6.76%
------     ------     ------     ------    ------     ------      ------     ------     ------     ------
1997       1998       1999       2000      2001       2002        2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

-------------------------------------------------------------- ----------------- --------------- ------------------
                                                                    1 year           5 year          10 year*
-------------------------------------------------------------- ----------------- --------------- ------------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)                      6.76%           9.23%           11.32%
S&P MidCap 400 Index                                                10.35%          10.89%           14.46%
Russell MidCap(R) Index                                             15.64%          11.17%           10.77%
-------------------------------------------------------------- ----------------- --------------- ------------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities (up to 25% of its assets, excluding reserves), futures and options, convertible securities, and warrants, in keeping with Fund objectives.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. ROWE PRICE VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's Sub-Adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Sub-Adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-Adviser generally looks for the following:

          o Low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

          o    Low stock price relative to a company's underlying asset values;

          o    Companies that may benefit from restructuring activities; and

          o    A   sound   balance   sheet   and   other   positive    financial
               characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

          o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

          o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

                                [OBJECT OMITTED]

0.78%     -16.84%     29.97%     15.12%     6.07%     20.11%
------    ------      ------     ------     ------    ------
2001      2002        2003       2004       2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

---------------------------------------------------------------- --------------- ------------------ -----------------
                                                                     1 year           5 year         Life of Fund*
---------------------------------------------------------------- --------------- ------------------ -----------------
JNL/T. Rowe Price Value Fund (Class A)                                20.11%          9.64%              9.19%
Russell 1000 Value Index                                              22.46%          8.16%              6.45%
---------------------------------------------------------------- --------------- ------------------ -----------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.75%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.96%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $98
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $306
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $531
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,178
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

          o    Futures and options

          o    Preferred stocks

          o    Convertible securities and warrants

          o Fixed income securities, including lower quality (high-yield, high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

          o Hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

          o    Private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the
T. Rowe PriceValue Fund and Chairman of the fund's Investment Advisory Committee. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

SUMMARY OF MAIN RISK CHARACTERISTICS OF JNL/S&P FUNDS BASED ON TYPICAL INVESTMENT HOLDINGS OF UNDERLYING FUNDS

The main risk characteristics of the JNL/S&P Funds are summarized below. The extent of the risk exposure to each category of risk for each Fund depends on its allocation to underlying funds that invest in those categories of portfolio investments. It should be noted that the investment objectives and investment strategies of the JNL/S&P Funds remain constant regardless of which underlying funds are invested in. Thus, the inherent risk characteristics of the JNL/S&P Funds remain constant, although there may be variations in the degrees of exposure to each category of risk. Moreover, each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds. Other risks and more detailed descriptions may be found in the descriptions of each of the JNL/S&P Funds.


JNL/S&P MANAGED CONSERVATIVE   As between the five JNL/S&P Managed Funds,  the difference in risk exposure  results
FUND; JNL/S&P MANAGED          from the differing  ranges of investments in equity  securities  versus fixed income
MODERATE FUND; JNL/S&P         and money market  securities of the Funds in which they invest.  The JNL/S&P Managed
MANAGED MODERATE GROWTH        Conservative  Fund is expected to invest the lowest  percentage in equity securities
FUND; JNL/S&P MANAGED GROWTH   (approximately  10% to 30%);  the JNL/S&P  Managed  Moderate Fund a slightly  higher
FUND; AND JNL/S&P MANAGED      percentage  (approximately  30% to 50%); the JNL/S&P Managed  Moderate Growth Fund a
AGGRESSIVE GROWTH FUND (THE    slightly higher  percentage  (approximately  50% to 70%); the JNL/S&P Managed Growth
"JNL/S&P MANAGED FUNDS")       Fund a  slightly  higher  percentage  (approximately  70% to 90%);  and the  JNL/S&P
                               Managed  Aggressive  Growth  Fund  the  greatest  percentage  (approximately  80% to
                               100%). The anticipated  investments in fixed income,  money market  securities,  and other investments generally vary in inverse relationship to the equity investments.

JNL/S&P DISCIPLINED MODERATE   As between the three  JNL/S&P  Disciplined  Funds,  the  difference in risk exposure
FUND; JNL/S&P DISCIPLINED      results from the differing ranges of investments in equity  securities  versus fixed
MODERATE GROWTH FUND;          income and money market  securities  of the Funds in which they invest.  The JNL/S&P
JNL/S&P DISCIPLINED GROWTH     Disciplined  Moderate  Fund is  expected to invest the lowest  percentage  in equity
FUND (THE "JNL/S&P             securities  (approximately 50% to 70%); the JNL/S&P Disciplined Moderate Growth Fund
DISCIPLINED FUNDS")            a  slightly  higher  percentage   (approximately   70%  to  90%);  and  the  JNL/S&P
                               Disciplined  Growth Fund the greatest  percentage  (approximately  80% to 100%). The anticipated  investments  in  fixed  income,  money  market  securities,  and  other investments generally vary in inverse relationship to the equity investments.

UNDERLYING FUND PORTFOLIO      STOCKS.  ALL JNL/S&P  FUNDS.  Because the Fund will invest in underlying  funds that
SECURITIES MAJOR CATEGORIES    invest in stocks,  its returns will fluctuate with changes in stock markets.  In the
                               U.S.,  stocks have  historically  outperformed  other types of investments  over the long term.  Stocks,  however,  may  fluctuate in value more  dramatically  than many other types of investments over the short term.

                               SMALLER  AND  MID-SIZE  COMPANIES.  ALL  JNL/S&P  FUNDS.  While  smaller and midsize companies may offer substantial  opportunities for capital growth, they also involve substantial  risk and should be considered  speculative.  Historically,  smaller and midsize  company  securities  have been more  volatile in price than larger  company securities, especially over the short term.

                               FIXED  INCOME:  INTEREST  RATE RISK.  ALL JNL/S&P  FUNDS.  Interest rate risk is the risk that when interest  rates  increase,  fixed income  securities  will decline in
                               value.   Interest   rate  changes  can  be  sudden  and   unpredictable.   A  fund's
                               distributions  to its  shareholders  may decline when interest  rates fall,  since a fund can only  distribute  what it earns.  Debt  securities  that pay  interest at a fixed rate tend to lose market value when interest  rates rise and increase in value when interest rates decline.  Long-term  fixed-income  securities will normally have
                               more  price   volatility   because  of  this  risk  than   short-term   fixed-income
                               securities.  A nominal  interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed  securities,  including TIPS,
                               decline  in  value  when  real  interest  rates  rise.  In  certain   interest  rate
                               environments,  such as when real  interest  rates are  rising  faster  than  nominal interest  rates,  inflation-indexed  securities may  experience  greater losses than other fixed income securities with similar durations.

                               FIXED  INCOME:  CREDIT.  ALL JNL/S&P  FUNDS.  Income  securities,  which may include indebtedness  and  participations,  entail  credit risk.  An issuer may be unable to make interest  payments or repay principal when due.  Adverse changes in an issuer's financial  strength or in a security's  credit rating may reduce a security's  value and,  thus,  impact  performance.  Subordinated  debt  securities  are riskier  than senior debt securities  because their holders will be paid only after the holders of senior debt securities are paid.  Debt  securities  that are rated below  investment grade and comparable unrated securities  generally have more risk, fluctuate more in price  and are  less  liquid  than  higher-rated  securities  and can be  considered speculative.

                               HIGH-YIELD/HIGH-RISK  BONDS. ALL JNL/S&P FUNDS.  Lower-rated bonds involve a higher degree of credit risk,  which is the risk that the issuer will not make  interest or principal  payments when due. In the event of an unanticipated  default, a reduction in  income,  a decline in the  market  value of the  securities  so  affected  and a decline in the asset value would occur.  During an economic  downturn or substantial period of rising interest rates,  highly leveraged issuers may experience  financial stress which could adversely affect their ability to service  principal and interest payment  obligations,  to meet  projected  business  goals and to obtain  additional
                               financing.   The  market  prices  of  lower-rated   securities  are  generally  less
                               sensitive  to  interest  rate  changes  than  higher-rated  investments,   but  more
                               sensitive  to adverse  economic or political  changes,  or  individual  developments specific to the issuer.  Periods of economic  or  political  uncertainty  and change can be expected to result in volatility of prices of these securities.

                               MORTGAGE-BACKED  SECURITIES  RISK.  ALL JNL/S&P  FUNDS.  Mortgage-backed  securities entail  the  uncertainty  of the  timing of cash  flows  resulting  from the rate of prepayments  on the  underlying  mortgages  serving as  collateral.  An  increase or decrease in prepayment  rates  (resulting  primarily  from a decrease or increase in mortgage interest rates) will affect the yield,  average life, and price. The prices of  mortgage-backed  securities,  depending  on  their  structure  and  the  rate of prepayments,  can be volatile.  Some  mortgage-backed  securities may also not be as liquid as other  securities.  The value of these  securities also may change because of changes in the market's  perception  of the  creditworthiness  of the issuer.  In addition,  the mortgage  securities  market in general may be adversely  affected by changes in governmental regulation or tax policies.

                               FOREIGN  SECURITIES.  ALL JNL/S&P FUNDS.  Investing in foreign securities  typically involves more risks than investing in U.S. securities.  These risks can increase the potential for losses and may include, among others,  currency risks (fluctuations in currency exchange rates and devaluations by governments),  country risks (political, diplomatic,  regional conflicts,  terrorism,  war; social and economic  instability, currency  devaluations  and policies that have the effect of limiting or restricting foreign  investment  or the  movement of assets),  and  company  risks  (unfavorable
                               trading   practices,   less   government   supervision,   less  publicly   available
                               information,  limited  trading  markets  and  greater  volatility).  With  regard to currency  risk many  investments  may be issued and  traded in  foreign  currencies.
                               Changes  in  the  value  of  foreign  currencies  relative  to  the  US  dollar  can dramatically  decrease (or increase)  the value of foreign  portfolio  holdings.  To the extent the currency risk is not hedged,  or not  successfully  hedged,  currency exchange rate changes can have a  disproportionate  impact on, even  accounting  for most of the gain or loss in a particular period.

                               DERIVATIVE  SECURITIES.  ALL JNL/S&P  FUNDS.  Options,  futures,  swaps,  structured
                               securities  and  other   derivative   transactions   involve   special  risks.   The
                               performance of derivative  investments  depends,  in part, on the  performance of an underlying  asset,  including  the ability to  correctly  predict  price  movements.
                               Derivatives involve costs, may be volatile,  may involve a small investment relative to the risk assumed,  and require correlation with other investments.  Risks include delivery  failure,  default  by the  other  party or the  inability  to close  out a position because the trading market becomes illiquid.

                               INDUSTRY  CONCENTRATION  RISK. ALL JNL/S&P FUNDS.  When there is concentration in a certain industry,  performance may be closely tied to, and affected by, the specific industry.  Companies  within an industry  are often  faced with the same  obstacles, issues or regulatory  burdens,  and their common stock may react  similarly and move in  unison  to these  and other  market  conditions.  As a result of these  factors, there may be more volatility,  and carry greater risk of adverse  developments  that can affect many of the companies in which the  Underlying  Funds and the  Underlying
                               Exchange  Traded  Funds  ("Underlying  ETFs")  invest,  than a mixture  of stocks of companies from a wide variety of industries.

                               SMALL CAP  INVESTING.  JNL/S&P  DISCIPLINED  FUNDS.  Investing  in  smaller,  newer
                               companies   generally  involves  greater  risks  than  investing  in  larger,   more
                               established  ones.  The companies in which the  Underlying  Fund is likely to invest may have limited product lines,  markets or financial resources or may depend on the expertise  of a few  people and may be  subject  to more  abrupt or  erratic  market movements  than  securities  of larger,  more  established  companies  or the market averages in general.  In addition,  many small  capitalization  companies  may be in
                               the  early  stages  of  development.   Also,  since  equity  securities  of  smaller
                               companies  may  not be  traded  as  often  as  equity  securities  of  larger,  more established  companies,  it may be difficult or impossible for the portfolio to sell securities  at a desirable  price.  Securities  of such issuers may lack  sufficient market  liquidity to enable the Underlying  Fund to effect sales at an  advantageous time or without a  substantial  drop in price.  Accordingly,  an  investment  in the
                               Fund may not be appropriate for all investors.

JNL/S&P MANAGED CONSERVATIVE FUND

INVESTMENT   OBJECTIVE.   The  investment   objective  of  the  JNL/S&P  Managed
Conservative Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Conservative Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides Jackson National Asset Management, LLC ("JNAM") advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 216-218 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

3.73%     7.85%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 3.59% (3rd quarter of 2006) and its lowest quarterly return was -0.97% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- ------------------- ------------------
                                                                                1 year          Life of Fund*
------------------------------------------------------------------------- ------------------- ------------------
JNL/S&P Managed Conservative Fund  (Class A)                                    7.85%               6.72%
Lehman Brothers Aggregate Bond Index                                            4.33%               3.44%
S&P 500 Index                                                                  15.79%              12.51%
------------------------------------------------------------------------- ------------------- ------------------

* The Fund began operations on October 4, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.83%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.02%
---------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $104
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $325
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $563
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,248
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED MODERATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Moderate Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money marketsecurities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 216-218 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Balanced Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Global Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

4.99%     10.39%
------    ------
2005      2006

In the periods shown in the chart, the Fund's highest quarterly return was 4.16% (4th quarter of 2006) and its lowest quarterly return was -1.42% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------------------- ------------------- ------------------
                                                                                1 year          Life of Fund*
------------------------------------------------------------------------- ------------------- ------------------
JNL/S&P Managed Moderate Fund  (Class A)                                       10.39%              9.29%
Lehman Brothers Aggregate Bond Index                                            4.33%               3.44%
S&P 500 Index                                                                  15.79%              12.51%
------------------------------------------------------------------------- ------------------- ------------------

* The Fund began operations on October 4, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                        0.18%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                       0.01%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                     0.87%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                 1.06%
--------------------------------------------------------------------------------------------- ---------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $108
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $337
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $585
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,294
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED MODERATE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Growth Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Moderate Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 216-218 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

19.52%      -1.55%     -4.78%     -8.48%     17.75%     9.58%     6.41%     12.17%
------      ------     ------     ------     ------     ------    ------    ------
1999        2000       2001       2002       2003       2004      2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 13.55% (4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------- ----------------- -------------- ------------------
                                                                     1 year          5 year        Life of Fund*
--------------------------------------------------------------- ----------------- -------------- ------------------
JNL/S&P Managed Moderate Growth Fund  (Class A)                      12.17%           7.10%            5.93%
Lehman Brothers Aggregate Bond Index                                  4.33%           5.06%            5.86%
S&P 500 Index                                                        15.79%           6.19%            4.46%
--------------------------------------------------------------- ----------------- -------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 60% of the Fund's return is benchmarked to the S&P 500 and the remaining 40% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 9, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.16%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.00%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                               0.92%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           1.08%
---------------------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $110
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $343
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $595
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,317
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 216-218 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

26.74%     -4.35%     -7.34%     -12.40%     21.73%     11.41%     7.44%     14.15%
------     ------     ------     ------      ------     ------     ------    ------
1999       2000       2001       2002        2003       2004       2005      2006

In the period shown in the chart, the Fund's highest quarterly return was 17.87% (4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------- ------------------- ------------------ ------------------
                                                                  1 year             5 year          Life of Fund*

----------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Growth Fund  (Class A)                            14.15%              7.81%               6.54%
Lehman Brothers Aggregate Bond Index                               4.33%              5.06%               5.85%
S&P 500 Index                                                     15.79%              6.19%               4.56%
----------------------------------------------------------- ------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 80% of the Fund's return is benchmarked to the S&P 500 and the remaining 20% is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.15%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.01%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                               0.96%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           1.12%
---------------------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $114
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $356
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $617
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,363
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Aggressive Growth Fund is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Managed Aggressive Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 216-218 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Real Estate Fund                                     JNL/Mellon Capital Management Small Cap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management International Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Mellon Capital Management Bond Index Fund
JNL/Credit Suisse Long/Short Fund                            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Eagle Core Equity Fund                                   Index Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Oppenheimer Global Growth Fund
JNL/FI Balanced Fund                                         JNL/PIMCO Real Return Fund
JNL/FI Mid-Cap Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/Putnam Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Putnam Midcap Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                       JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                        JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Value Fund                                JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management SMID(R) 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence its investment performance, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

               For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                                [OBJECT OMITTED]

35.38%     -9.37%     -10.58%     -18.26%     26.80%     12.61%     8.48%     15.57%
------     ------     ------      ------      ------     ------     ------     ------
1999       2000       2001        2002        2003       2004       2005       2006

In the period shown in the chart, the Fund's highest quarterly return was 29.63% (4th quarter of 1999) and its lowest quarterly return was -18.15% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

------------------------------------------------------------- ------------------- ------------------ ------------------
                                                                    1 year             5 year          Life of Fund*
------------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Aggressive Growth Fund  (Class A)                   15.57%              7.90%              6.59%
S&P 500 Index                                                       15.79%              6.19%              4.56%
Lehman Brothers Aggregate Bond Index                                 4.33%              5.06%              5.85%
------------------------------------------------------------- ------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 90% of the Fund's return is benchmarked to the S&P 500 and the remaining 10% is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.17%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.00%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Acquired Fund Fees and Expenses*                                                               0.99%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           1.16%
---------------------------------------------------------------------------------------- -------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2006. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $118
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $368
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $638
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,409
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2006.

JNL/S&P DISCIPLINED MODERATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Disciplined Moderate Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Disciplined Moderate Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that investment primarily in equity securities, 20% to 50% to Underlying Funds that investment primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 216-218 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/Goldman Sachs Short Duration Bond Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/PIMCO Real Return Fund
JNL/Select Money Market Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of the Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o DERIVATIVES RISK. The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Underlying Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government
               Securities purchased by the Underlying Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Underlying Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o INDEX INVESTING RISK. Some of the Underlying Funds use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Fund has expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the index.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o MORTGAGE RISK. An Underlying Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o LICENSE TERMINATION RISK. Some of the Underlying Funds rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the
               Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying Fund may lose its ability to use the licensed name as a part of the name of the Underlying Fund or to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated the name of the Underlying Fund would have to change and the Underlying Fund may have to change the investment strategy.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Underlying Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                       0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.67%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.86%
---------------------------------------------------------------------------------------------- ---------------------

* Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to Underlying Funds. Actual allocations may be different and therefore, actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $88
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $274
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which the Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/S&P DISCIPLINED MODERATE GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Disciplined Moderate Growth Fund is to seek capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Disciplined Moderate Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that investment primarily in equity securities, 5% to 30% to Underlying Funds that investment primarily in fixed-income securities and 0% to 15% of its assets to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 216-218 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/Goldman Sachs Short Duration Bond Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/PIMCO Real Return Fund
JNL/Select Money Market Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o DERIVATIVES RISK. The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Underlying Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government
               Securities purchased by the Underlying Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Underlying Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o INDEX INVESTING RISK. Some of the Underlying Funds use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because an Underlying Fund has expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the index.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o MORTGAGE RISK. An Underlying Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o LICENSE TERMINATION RISK. Some of the Underlying Funds rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the
               Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying Fund may lose its ability to use the licensed name as a part of the name of the Underlying Fund or to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated the name of the Underlying Fund would have to change and the Underlying Fund may have to change the investment strategy.

Because the Fund invests  exclusively in the Underlying  Funds,  you should look
elsewhere  in  this  prospectus  for  the  particular   information  about  such
Underlying Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                       0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.67%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.86%
---------------------------------------------------------------------------------------------- ---------------------

*Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to Underlying Funds. Actual allocations may be different and therefore, actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $88
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $274
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which the Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

JNL/S&P DISCIPLINED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Disciplined Growth Fund is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which the JNL/S&P Disciplined Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. Under normal circumstances, the Fund allocates approximately 80% to 100% of its assets to Underlying Funds that investment primarily in equity securities, 0% to 20% to Underlying Funds that investment primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of the Fund and its related asset class, expected performance of the Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure on pages 216-218 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/Goldman Sachs Short Duration Bond Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/PIMCO Real Return Fund
JNL/Select Money Market Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund may achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. The Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securtities. Accordingly, a variety of factors may influence the performance of the Fund, such as:

          o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o MORTGAGE-BACKED SECURITIES RISK. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

          o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

          o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

          o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

          o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

          o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

          o DERIVATIVES RISK. The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Underlying Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the
               Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

          o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

          o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government
               Securities purchased by the Underlying Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Underlying Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

          o INDEX INVESTING RISK. Some of the Underlying Funds use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

               The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because an Underlying Fund has expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the index.

          o    MID-CAPITALIZATION       INVESTING      RISK.       Historically,
               mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

          o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

          o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

          o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

          o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

          o MORTGAGE RISK. An Underlying Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          o ALLOCATION RISK. The Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

          o LICENSE TERMINATION RISK. Some of the Underlying Funds rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the
               Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying Fund may lose its ability to use the licensed name as a part of the name of the Underlying Fund or to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated the name of the Underlying Fund would have to change and the Underlying Fund may have to change the investment strategy.

Because the Fund invests  exclusively in the Underlying  Funds,  you should look
elsewhere  in  this  prospectus  for  the  particular   information  about  such
Underlying Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund commenced operations in January 2007.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                       0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.66%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.85%
---------------------------------------------------------------------------------------------- ---------------------

*Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the target allocations to Underlying Funds. Actual allocations may be different and therefore, actual amounts may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $87
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $271
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which the Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. From 2001 through 2002, Mr. Braverman was Senior Director in charge of investment analysis. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2006.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, included unaffiliated money market funds. Under the relief, a Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. JNAM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM L.L.C.(R)" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2006.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund, the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

----------------------------------------------------- ---------------------------------- ---------------------------
                                                                                                ADVISORY FEE
                                                                                           (ANNUAL RATE BASED ON
                                                                                           AVERAGE NET ASSETS OF
FUND                                                  ASSETS                                     EACH FUND)
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Large Cap Growth Fund                         $0 to $50 million                                        .75%
                                                      $50 million to $300 million                              .70%
                                                      Over $300 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Real Estate Fund                              $0 to $50 million                                        .75%
                                                      Over $50 million                                         .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Small Cap Growth Fund                         $0 to $300 million                                       .85%
                                                      Over $300 million                                        .80%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Global Natural Resources Fund       $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Long/Short Fund                     $0 to $300 million                                       .85%
                                                      Over $300 million                                        .75%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle Core Equity Fund                            $0 to $100 million                                       .65%
                                                      $100 million to $300 million                             .60%
                                                      Over $300 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle SmallCap Equity Fund                        $0 to $100 million                                       .75%
                                                      $100 million to $500 million                             .70%
                                                      Over $500 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Balanced Fund                                  $0 to $500 million                                       .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/FI Mid-Cap Equity Fund                            $0 to $250 million                                       .70%
                                                      $250 million to $750 million                             .65%
                                                      $750 million to $1.5 billion                             .60%
                                                      Over $1.5 billion                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Founding Strategy Fund         All Assets                                                 0%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Global Growth Fund             $0 to $300 million                                       .75%
                                                      $300 to $500 million                                     .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Income Fund                    $0 to $100 million                                       .80%
                                                      $100 million to $200 million                             .75%
                                                      $200 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Mutual Shares Fund             $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Small Cap Value Fund           $0 to $200 million                                       .85%
                                                      $200 million to $500 million                             .77%
                                                      Over $500 million                                        .75%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Core Plus Bond Fund                 $0 to $500 million                                       .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Mid Cap Value Fund                  $0 to $100 million                                       .75%
                                                      Over $100 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Short Duration Bond Fund            $0 to $250 million                                       .45%
                                                      Over $250 million                                        .40%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Equity Fund                $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Value Fund                 $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund      $0 to $150 million                                       .50%
                                                      $150 million to $300 million                             .45%
                                                      $300 million to $500 million                             .40%
                                                      Over $500 million                                        .35%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Emerging Markets Fund                      $0 to $100 million                                      1.00%
                                                      $100 million to $250 million                             .90%
                                                      Over $250 million                                        .85%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Mid Cap Value Fund                         $0 to $100 million                                       .75%
                                                      $100 million to $250 million                             .70%
                                                      Over $250 million                                        .65%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Small Cap Value Fund                       $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management 10 x 10 Fund            All Assets                                                 0%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Index 5 Fund            All Assets                                                 0%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 500 Index Fund      $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index    $0 to $500 million                                       .29%
Fund                                                  $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Small Cap Index Fund    $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management International Index     $0 to $500 million                                       .30%
Fund                                                  $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Bond Index Fund         $0 to $500 million                                       .30%
                                                      $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Enhanced S&P 500        $0 to $50 million                                        .50%
Stock Index Fund                                      Over $50 million                                         .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Oppenheimer Global Growth Fund                    $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Real Return Fund                            All assets                                               .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Total Return Bond Fund                      All assets                                               .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America Value Equity Fund                     $0 to $300 million                                       .55%
                                                      Over $300 million                                        .50%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America High Yield Bond Fund                  $0 to $150 million                                       .50%
                                                      $150 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Equity Fund                                $0 to $150 million                                      .675%
                                                      $150 million to $300 million                             .60%
                                                      Over $300 million                                       .575%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Putnam Midcap Growth Fund                         $0 to $300 million                                       .75%
                                                      Over $300 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Balanced Fund                              $0 to $50 million                                        .55%
                                                      $50 million to $150 million                              .50%
                                                      $150 million to $300 million                            .475%
                                                      $300 million to $500 million                             .45%
                                                      Over $500 million                                       .425%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Global Growth Fund                         $0 to $150 million                                       .75%
                                                      $150 million to $500 million                             .70%
                                                      $500 million to $750 million                             .65%
                                                      Over $750 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Large Cap Growth Fund                      $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      $500 million to $750 million                             .60%
                                                      Over $750 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Money Market Fund                          $0 to $500 million                                       .28%
                                                      Over $500 million                                        .25%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Value Fund                                 $0 to $300 million                                       .55%
                                                      $300 million to $500 million                             .50%
                                                      Over $500 million                                        .45%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Established Growth Fund             $0 to $150 million                                       .65%
                                                      $150 million to $500 million                             .60%
                                                      Over $500 million                                        .55%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                 $0 to $150 million                                       .75%
                                                      Over $150 million                                        .70%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Value Fund                          $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Conservative Fund                     $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Moderate Fund                         $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Moderate Growth                       $0 to $500 million                                       .13%
Fund                                                  Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Growth Fund                           $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Managed Aggressive Growth Fund                $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Retirement Income Fund                        $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Retirement 2015 Fund                          $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Retirement 2020 Fund                          $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Retirement 2025 Fund                          $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Disciplined Moderate Fund                     $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Disciplined Moderate Growth Fund              $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Disciplined Growth Fund                       $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is Sub-Adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund,
JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund,
the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of 0.10% of the average daily net assets of the Fund. The JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the
JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of 0.15%. The JNL/S&P Funds and the JNL/Franklin Templeton Founding Strategy Fund, pay an Administrative Fee of 0.05%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody, printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except the JNL/S&P Funds and the JNL/Franklin Templeton Founding Strategy Fund have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers two classes of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAM L.L.C. determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except the JNL/Franklin Templeton Founding Strategy Fund, and each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Distribution Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts ("Accounts") of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts ("Contracts"), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investing the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of Jackson and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for Jackson and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This does not apply to money market Fund.

See the Separate Account Prospectus for the contract that describes Jackson's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

                       DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code ("Code") necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
12/31/2006                $    12.51      $ 0.02         $ 0.96           $ 0.98       0.00 (f)                -       $ 13.49
12/31/2005                     11.67           -           0.84             0.84          -                    -         12.51
12/31/2004                     10.61        0.01           1.05             1.06          -                    -         11.67
12/31/2003                      8.16       (0.02)          2.47             2.45          -                    -         10.61
12/31/2002                     10.97       (0.03)         (2.76)           (2.79)         -                (0.02)         8.16

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
12/31/2006                     11.70        0.42           3.84             4.26      (0.05)               (0.11)        15.80
05/02(A)-12/31/2005            10.00        0.21           1.49             1.70          -                    -         11.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
12/31/2006                     13.52       (0.11)          2.07             1.96          -                (1.21)       14.27
12/31/2005                     12.47       (0.08)          1.13             1.05          -                    -        13.52
12/31/2004                     11.67       (0.12)          0.92             0.80          -                    -        12.47
12/31/2003                      8.43       (0.05)          3.29             3.24          -                    -        11.67
12/31/2002                     11.60       (0.07)         (3.10)           (3.17)         -                    -         8.43

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
12/31/2006                     17.39        0.03           0.83             0.86       0.00 (f)                -        18.25
12/31/2005                     15.50        0.01           1.90             1.91      (0.02)                   -        17.39
12/31/2004                     14.76        0.01           0.73             0.74          -                    -        15.50
12/31/2003                     10.91       (0.03)          3.88             3.85          -                    -        14.76
12/31/2002                     16.33       (0.04)         (5.38)           (5.42)         -                    -        10.91

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
12/31/2006                        7.86 %     $ 396,703           90%            1.00 %        0.12 %         n/a %           n/a  %
12/31/2005                        7.23         361,417           101            1.01          0.03           n/a             n/a
12/31/2004                        9.99         191,003            96            1.07          0.09          1.10           0.06
12/31/2003                       30.02          36,421           140            1.10        (0.41)          1.18          (0.49)
12/31/2002                     (25.47)           6,857           180            1.10        (0.33)          1.15          (0.38)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
12/31/2006                       36.38         254,557            37            1.02          2.98           n/a             n/a
05/02(A)-12/31/2005              17.00          79,209            36            1.05          3.37           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
12/31/2006                       14.49          53,265            54            1.16        (0.79)           n/a             n/a
12/31/2005                        8.42          49,776            65            1.16        (0.67)           n/a             n/a
12/31/2004                        6.86          44,358            93            1.16        (0.92)          1.18          (0.94)
12/31/2003                       38.43          43,940            30            1.15        (0.89)          1.19          (0.93)
12/31/2002                     (27.32)          12,915            46            1.15        (0.83)          1.17          (0.85)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
12/31/2006                        4.96         229,280           345            1.01          0.17           n/a             n/a
12/31/2005                       12.30         250,938           264            1.01          0.02           n/a             n/a
12/31/2004                        5.02         292,638           195            1.04          0.11          1.11            0.04
12/31/2003                       35.29         244,667           168            1.08        (0.27)          1.15          (0.34)
12/31/2002                     (33.19)         175,439           237            1.08        (0.25)           n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY FUND

Class A
12/31/2006                 $   15.33         0.15        $ 1.74           $ 1.89       $0.00 (f)               -       $ 17.22
12/31/2005                     14.96         0.14          0.36             0.50       (0.13)                  -         15.33
12/31/2004                     14.17         0.11          0.79             0.90       (0.11)                  -         14.96
12/31/2003                     11.45         0.09          2.72             2.81       (0.09)                  -         14.17
12/31/2002                     14.53         0.10         (3.08)           (2.98)      (0.10)                  -         11.45

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
12/31/2006                     20.13       (0.15)          4.17             4.02           -               (1.96)        22.19
12/31/2005                     19.97       (0.15)          0.66             0.51           -               (0.35)        20.13
12/31/2004                     16.81       (0.12)          3.28             3.16           -                   -         19.97
12/31/2003                     12.01       (0.10)          4.90             4.80           -                   -         16.81
12/31/2002                     15.55       (0.08)         (3.46)           (3.54)          -                   -         12.01

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
12/31/2006                     11.03         0.18          1.01             1.19       (0.10)              (0.20)        11.92
12/31/2005                     10.02         0.12          0.89             1.01           -                   -         11.03
12/31/2004                      9.27         0.12          0.75             0.87       (0.12)                  -         10.02
12/31/2003                      8.26         0.12          1.01             1.13       (0.12)                  -          9.27
12/31/2002                      9.05         0.20         (0.80)           (0.60)      (0.19)                  -          8.26

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class A
12/31/2006                     16.59       (0.01)          2.01             2.00           -                   -         18.59
12/31/2005                     15.67       (0.02)          0.99             0.97       (0.05)                  -         16.59
12/31/2004                     13.28        0.05           2.34             2.39           -                   -         15.67
12/31/2003                      9.79       (0.06)          3.55             3.49           -                   -         13.28
12/31/2002                     13.83       (0.07)         (3.97)           (4.04)          -                   -          9.79

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
12/31/2006                       12.35 %     $ 177,972           109%           0.96 %       0.92 %         n/a %         n/a %
12/31/2005                        3.37         244,280           106            0.96         0.77           n/a           n/a
12/31/2004                        6.32         357,978           101            0.96         0.85          1.00           0.81
12/31/2003                       24.54         245,913            81            0.97         0.83          1.01           0.79
12/31/2002                      (20.53 )       149,242            94            0.97         0.78          1.00           0.75

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
12/31/2006                       20.03         199,096            68            1.05        (0.67)          n/a           n/a
12/31/2005                        2.52         159,471            57            1.06        (0.72)          n/a           n/a
12/31/2004                       18.80         169,746            53            1.06        (0.76)         1.07          (0.77)
12/31/2003                       39.97         109,972            70            1.05        (0.75)         1.10          (0.80)
12/31/2002                      (22.77)         76,198            71            1.05        (0.49)         1.08          (0.52)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
12/31/2006                       10.79         162,743            62            1.02         1.55           n/a           n/a
12/31/2005                       10.09         127,908            83            1.01         1.22           n/a           n/a
12/31/2004                        9.42         104,564           164            1.03         1.25          1.04           1.24
12/31/2003                       13.73         114,262            60            1.05         1.64          1.07           1.62
12/31/2002                       (6.57)         75,591            91            1.05         2.11          1.07           2.09

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FMR MID-CAP EQUITY FUND

Class A
12/31/2006                       12.06         221,504           151            1.01        (0.07)          n/a           n/a
12/31/2005                        6.16         217,173           149            1.01        (0.11)          n/a           n/a
12/31/2004                       18.00         210,402           232            1.02         0.39          1.04           0.37
12/31/2003                       35.65         158,013            32            1.05        (0.51)         1.07          (0.53)
12/31/2002                      (29.21)        135,669            56            1.04        (0.51)         1.09          (0.56)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
05/01(A)-12/31/2006           $10.00         0.34        $ 0.64           $ 0.98    $ (0.26)            $ (0.02)         $ 10.70

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
12/31/2006                     11.03         0.08          1.88             1.96      (0.02)              (0.11)           12.86
05/02(A)-12/31/2005            10.00         0.02          1.01             1.03                               -          -11.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
12/31/2006                     11.39         0.11          1.68             1.79      (0.04)              (0.18)           12.96
05/02(A)-12/31/2005            10.00         0.06          1.33             1.39           -                  -            11.39

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
05/01(A)-12/31/2006            10.00         0.31             -             0.31           -                   -          10.31

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class A
12/31/2006                     12.03         0.18          2.55             2.73      (0.21)                   -          14.55
12/31/2005                     11.04         0.14          1.04             1.18      (0.19)                   -          12.03
12/31/2004                      9.61         0.10          1.47             1.57      (0.14)                   -          11.04
12/31/2003                      7.59         0.10          2.06             2.16      (0.14)                   -           9.61
12/31/2002                      9.66         0.08         (2.07)           (1.99)     (0.08)                   -           7.59

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
05/01(A)-12/31/2006               9.78 %      $ 64,653           43%            1.10 %        4.85 %         n/a %         n/a %

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
12/31/2006                       17.71         130,608             6            1.16          0.67           n/a           n/a
05/02(A)-12/31/2005              10.30          72,399             5            1.14          0.39           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
12/31/2006                       15.73         144,432            47            1.05          0.90           n/a           n/a
05/02(A)-12/31/2005              13.90          85,789            34            1.06          1.02           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
05/01(A)-12/31/2006               3.10         327,071           109 (f)        0.74          4.52           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND

Class A
12/31/2006                       22.67         259,811            12            1.06          1.35           n/a           n/a
12/31/2005                       10.69         201,554            71            1.08          1.25           n/a           n/a
12/31/2004                       16.34          94,998            75            1.17          0.96          1.19          0.94
12/31/2003                       28.53          96,811           114            1.23          1.17          1.26          1.14
12/31/2002                      (20.58)         78,272           135            1.18          0.83          1.21          0.80

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs Short Duration Bond Fund is 118%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
12/31/2006                   $ 10.94         0.26        $ 3.23           $ 3.49    $ (0.08)            $ (0.33)         $ 14.02
12/31/2005                      9.29         0.13          1.59             1.72      (0.01)              (0.06)           10.94
12/31/2004                      7.65         0.07          1.65             1.72      (0.08)                   -            9.29
12/31/2003                      5.56            -          2.19             2.19      (0.10)                   -            7.65
12/31/2002                      7.75         0.07        (2.13)           (2.06)      (0.13)                   -            5.56

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
05/01(A)-12/31/2006            10.00         0.10          0.89             0.99           -                   -           10.99

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
12/31/2006                     13.54         0.07          1.89             1.96      (0.07)              (1.35)           14.08
12/31/2005                     14.66         0.07          1.24             1.31      (0.06)              (2.37)           13.54
12/31/2004                     13.16         0.02          3.21             3.23      (0.02)              (1.71)           14.66
12/31/2003                     10.23         0.04          2.92             2.96      (0.03)                   -           13.16
12/31/2002                     11.97         0.03        (1.72)           (1.69)      (0.03)              (0.02)           10.23

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
12/31/2006                     12.77            -          2.13             2.13           -              (2.63)           12.27
12/31/2005                     13.81       (0.01)          0.67             0.66           -              (1.70)           12.77
12/31/2004                     13.05       (0.02)          2.03             2.01      (0.01)              (1.24)           13.81
12/31/2003                      9.40         0.01          3.64             3.65           -                   -           13.05
12/31/2002                     11.40            -        (1.96)           (1.96)           -              (0.04)            9.40

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
12/31/2006                     10.75         0.48        (0.09)             0.39      (0.22)                   -           10.92
12/31/2005                     10.83         0.18          0.02             0.20      (0.22)              (0.06)           10.75
12/31/2004                     10.47         0.35          0.04             0.39      (0.03)                   -           10.83
12/31/2003                     10.48         0.23          0.07             0.30      (0.19)              (0.12)           10.47
01/15(A)-12/31/2002            10.00         0.36          0.50             0.86      (0.36)              (0.02)           10.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
12/31/2006                     31.98 %       $ 485,663            83 %          1.04 %       2.09 %          n/a %         n/a%
12/31/2005                       18.57         234,118            72            1.08         1.63            n/a           n/a
12/31/2004                       22.54          82,081            90            1.13         1.14            n/a           n/a
12/31/2003                       39.43          29,609           132            1.12         0.75            n/a           n/a
12/31/2002                      (26.59)          5,642           146            1.08         0.95            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
05/01(A)-12/31/2006               9.90          88,626            28            1.35         1.52            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
12/31/2006                       14.56         217,646            70            1.03         0.50            n/a           n/a
12/31/2005                        8.81         228,735            85            1.03         0.49            n/a           n/a
12/31/2004                       24.72         222,542           101            1.08         0.20           1.13          0.15
12/31/2003                       28.89         142,798            89            1.08         0.40           1.17          0.31
12/31/2002                      (14.08)         76,890            98            1.08         0.41           1.12          0.37

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
12/31/2006                       16.80         154,450            96            1.06         0.03            n/a           n/a
12/31/2005                        4.65         197,826            99            1.06        (0.07)           n/a           n/a
12/31/2004                       15.38         218,851           105            1.12        (0.20)          1.18         (0.26)
12/31/2003                       38.83         155,191            71            1.13         0.17           1.20          0.10
12/31/2002                      (17.22)         74,559            95            1.14        (0.03)          1.17         (0.06)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
12/31/2006                        3.64         247,489            65 (f)        0.61         4.42            n/a           n/a
12/31/2005                        1.85         180,542           361            0.61         3.46            n/a           n/a
12/31/2004                        3.74         116,440           215            0.61         3.31            n/a           n/a
12/31/2003                        2.87          83,547            71            0.60         3.29            n/a           n/a
01/15(A)-12/31/2002               8.55          34,286            77            0.60         4.12            n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund is 79%.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
12/31/2006                     $8.32        $0.10        $ 1.30           $ 1.40     $ (0.12)           $ (0.82)          $ 8.78
12/31/2005                      8.80         0.05          0.33             0.38       (0.27)             (0.59)            8.32
12/31/2004                      7.93         0.07          0.82             0.89       (0.02)                 -             8.80
12/31/2003                      6.16         0.03          1.76             1.79       (0.02)                 -             7.93
12/31/2002                      8.21         0.04         (2.09)           (2.05)          -                  -             6.16

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
12/31/2006                     13.59         0.32          3.15             3.47       (0.37)             (0.15)           16.54
12/31/2005                     13.67         0.29          1.53             1.82       (0.27)             (1.63)           13.59
12/31/2004                     11.45         0.16          2.07             2.23       (0.01)                 -            13.67
12/31/2003                      8.44         0.10          3.04             3.14       (0.13)                 -            11.45
01/15 (A)-12/31/2002           10.00         0.15         (1.51)           (1.36)      (0.20)                 -             8.44

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
12/31/2006                     14.21         0.14          1.24             1.38       (0.13)             (0.50)           14.96
12/31/2005                     13.28         0.09          1.51             1.60       (0.10)             (0.57)           14.21
12/31/2004                     11.47         0.06          1.75             1.81           -                  -            13.28
12/31/2003                      8.55         0.03          2.92             2.95       (0.03)                 -            11.47
01/15(A)-12/31/2002            10.00         0.06         (1.45)           (1.39)      (0.06)                 -             8.55

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
12/31/2006                     10.68         0.16          1.45             1.61       (0.15)             (0.08)           12.06
12/31/2005                     10.66         0.13          0.34             0.47       (0.12)             (0.33)           10.68
12/31/2004                      9.84         0.12          0.87             0.99       (0.12)             (0.05)           10.66
12/31/2003                      7.79         0.03          2.13             2.16       (0.08)             (0.03)            9.84
01/15(A)-12/31/2002            10.00         0.05         (2.26)           (2.21)          -                  -             7.79

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
12/31/2006                       16.84 %      $ 77,608            43 %          0.80 %       1.15 %       n/a%           n/a%
12/31/2005                        4.24          62,053            46            0.80         0.96         n/a            n/a
12/31/2004                       11.27         181,444            67            0.78         1.17        0.78           1.17
12/31/2003                       29.09          89,068           124            0.87         0.87        0.89           0.85
12/31/2002                      (24.94)         42,071            63            0.89         0.69        0.90           0.68

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
12/31/2006                       25.58         497,487             2            0.66         2.11         n/a           n/a
12/31/2005                       13.31         294,677            43            0.66         2.08         n/a           n/a
12/31/2004                       19.49         298,098             3            0.66         1.83         n/a           n/a
12/31/2003                       37.31          97,126             2            0.65         1.59         n/a           n/a
01/15 (A)-12/31/2002            (13.60)         26,518            32            0.65         1.56         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
12/31/2006                        9.69         381,163            10            0.61         0.97        n/a            n/a
12/31/2005                       11.98         288,486            15            0.61         0.82        n/a            n/a
12/31/2004                       15.79         198,751            14            0.60         0.62        n/a            n/a
12/31/2003                       34.55          81,077            18            0.60         0.65        0.61          0.64
01/15(A)-12/31/2002             (13.94)         12,728            60            0.60         0.60        0.61          0.59

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
12/31/2006                       15.08         559,179             1            0.60         1.42        n/a            n/a
12/31/2005                        4.37         427,375            14            0.61         1.30        n/a            n/a
12/31/2004                       10.06         361,845             7            0.60         1.49        n/a            n/a
12/31/2003                       27.79         190,338             9            0.60         1.22        0.61          1.21
01/15(A)-12/31/2002             (22.10)         46,776             2            0.60         1.15        0.61          1.14

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS]

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
12/31/2006                   $ 13.44         0.15       $ 2.19            $ 2.34     $ (0.12)           $ (0.87)         $ 14.79
12/31/2005                     13.43         0.08         0.49              0.57       (0.09)             (0.47)           13.44
12/31/2004                     11.46         0.07         1.93              2.00           -              (0.03)           13.43
12/31/2003                      7.94         0.05         3.59              3.64       (0.04)             (0.08)           11.46
01/15(A)-12/31/2002            10.00         0.08        (2.06)            (1.98)      (0.08)                 -             7.94

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
12/31/2006                     13.53         0.08         2.21              2.29       (0.07)             (0.50)           15.25
12/31/2005                     11.92         0.08         1.56              1.64       (0.03)                 -            13.53
12/31/2004                     10.12         0.03         1.78              1.81       (0.01)                 -            11.92
12/31/2003                      7.20         0.03         2.89              2.92           -                  -            10.12
12/31/2002                      9.27         0.03        (2.10)            (2.07)          -                  -             7.20

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
12/31/2006                      9.41        (0.03)        0.49              0.46           -                  -             9.87
12/31/2005                      8.63        (0.02)        0.81              0.79       (0.01)                 -             9.41
12/31/2004                      8.28         0.01         0.34              0.35           -                  -             8.63
12/31/2003                      7.03        (0.03)        1.28              1.25           -                  -             8.28
12/31/2002                      9.41        (0.03)       (2.35)            (2.38)          -                  -             7.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
12/31/2006                     11.70         0.50        (0.10)             0.40       (0.44)               .00 (g)        11.66
12/31/2005                     11.96         0.27         0.02              0.29       (0.33)             (0.22)           11.70
12/31/2004                     11.76         0.17         0.36              0.53       (0.20)             (0.13)           11.96
12/31/2003                     11.60         0.13         0.42              0.55       (0.17)             (0.22)           11.76
12/31/2002                     10.66         0.24         0.70              0.94           -                  -            11.60

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
12/31/2006                       17.49 %     $ 339,124            17 %           0.60 %       1.02 %         n/a %         n/a %
12/31/2005                        4.22         237,460            16             0.60         0.84           n/a           n/a
12/31/2004                       17.42         173,822            18             0.60         0.81           n/a           n/a
12/31/2003                       45.88          76,130            38             0.60         0.75           0.61         0.74
01/15(A)-12/31/2002             (19.79)         20,027            49             0.60         0.96           0.62         0.94

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
12/31/2006                       16.96         349,246            30             1.06         0.58           n/a           n/a
12/31/2005                       13.74         289,390            27             1.06         0.74           n/a           n/a
12/31/2004                       17.93         235,047            18             1.06         0.56           n/a           n/a
12/31/2003                       40.56         104,625            38             1.05         0.57           n/a           n/a
12/31/2002                      (22.33)         50,522            64             1.05         0.44           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
12/31/2006                        4.89          30,248            65             0.96        (0.30)          n/a           n/a
12/31/2005                        9.16          28,286            80             0.98        (0.30)          n/a           n/a
12/31/2004                        4.23          24,479           125             1.01         0.12           n/a           n/a
12/31/2003                       17.78          32,993            94             1.00        (0.49)          n/a           n/a
12/31/2002                      (25.29)         17,846            56             1.00        (0.49)          n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
12/31/2006                        3.38         760,176            63 (f)         0.81         4.20           n/a           n/a
12/31/2005                        2.40         571,892           183 (f)         0.81         3.15           n/a           n/a
12/31/2004                        4.45         390,124           163 (f)         0.81         1.72           n/a           n/a
12/31/2003                        4.78         317,301           147             0.80         2.02           n/a           n/a
12/31/2002                        8.85         211,362           116             0.80         3.23           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond Fund is 352%, 409%, and 271% in 2004, 2005, and 2006, respectively.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
12/31/2006                   $ 20.06        $0.07       $ 2.69            $ 2.76    $ (0.09)                 $ -       $ 22.73
12/31/2005                     18.59         0.07         1.56              1.63      (0.16)                   -         20.06
12/31/2004                     16.54         0.20         1.96              2.16      (0.11)                   -         18.59
12/31/2003                     13.04         0.08         3.47              3.55      (0.05)                   -         16.54
12/31/2002                     17.18            -        (4.14)            (4.14)         -                    -         13.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
12/31/2006                      9.07        (0.02)        0.54              0.52          -                    -          9.59
12/31/2005                      8.09        (0.03)        1.01              0.98          -                    -          9.07
12/31/2004                      6.82        (0.04)        1.31              1.27          -                    -          8.09
12/31/2003                      5.11        (0.03)        1.74              1.71          -                    -          6.82
12/31/2002                      7.23        (0.04)       (2.08)            (2.12)         -                    -          5.11

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
12/31/2006                     18.09         0.17         2.19              2.36      (0.01)                   -         20.44
12/31/2005                     17.42         0.24         0.61              0.85      (0.18)                   -         18.09
12/31/2004                     16.09         0.24         1.33              1.57      (0.24)                   -         17.42
12/31/2003                     13.06         0.16         3.04              3.20      (0.17)                   -         16.09
12/31/2002                     16.50         0.16        (3.44)            (3.28)     (0.16)                   -         13.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (f)

Class A
12/31/2006                     12.80         0.04         1.95              1.99      (0.04)               (0.84)        13.91
12/31/2005                     11.89         0.25         0.76              1.01      (0.10)                   -         12.80
12/31/2004                     10.57         0.02         1.31              1.33      (0.01)                   -         11.89
12/31/2003                      8.44         0.06         2.20              2.26      (0.13)                   -         10.57
12/31/2002                     10.45         0.06        (1.97)            (1.91)     (0.10)                   -          8.44

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (f)

Class A
12/31/2006                     10.70         0.20         0.64              0.84      (0.18)               (0.07)        11.29
12/31/2005                     10.35         0.26         0.13              0.39      (0.03)               (0.01)        10.70
10/04(A)-12/31/2004            10.00         0.14         0.21              0.35          -                    -         10.35

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
12/31/2006                       13.75 %     $ 143,203           105 %        0.98 %       0.34 %           n/a %         n/a %
12/31/2005                        8.75         161,881           135          0.98         0.37             n/a           n/a
12/31/2004                       13.04         149,669            91          0.99         0.95            1.06           0.88
12/31/2003                       27.23         164,927            75          1.00         0.45            1.07           0.38
12/31/2002                      (24.10)        153,303           123          0.99         0.23            1.05           0.17

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
12/31/2006                        5.73          36,647           118          1.06        (0.24)            n/a           n/a
12/31/2005                       12.11          36,392            92          1.06        (0.38)            n/a           n/a
12/31/2004                       18.62          33,829           112          1.06        (0.62)           1.14          (0.70)
12/31/2003                       33.46          28,909           117          1.05        (0.52)           1.11          (0.58)
12/31/2002                      (29.32)         18,647           117          1.05        (0.62)           1.10          (0.67)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
12/31/2006                       13.03         165,734           145          0.97         0.92             n/a           n/a
12/31/2005                        4.91         181,363            79          0.97         0.97             n/a           n/a
12/31/2004                        9.76         215,615            46          0.97         1.24            1.01           1.20
12/31/2003                       24.55         309,732            68          0.98         1.16            1.03           1.11
12/31/2002                      (19.87)        256,100            62          0.98         1.06            1.01           1.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (f)

Class A
12/31/2006                       15.57         672,325            33          0.17         0.28             n/a           n/a
12/31/2005                        8.48         657,320            35          0.18         0.22             n/a           n/a
12/31/2004                       12.61         670,711            62          0.18         0.41             n/a           n/a
12/31/2003                       26.80         164,016             4          0.20         0.97             n/a           n/a
12/31/2002                      (18.26)         97,110            38          0.20         0.77             n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (f)

Class A
12/31/2006                        7.85         137,126            39          0.19         1.82             n/a           n/a
12/31/2005                        3.73          80,642            16          0.19         3.54             n/a           n/a
10/04(A)-12/31/2004               3.50          13,909            13          0.18        12.94             n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS


                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (f)

Class A
12/31/2006                   $ 12.56        $0.07       $ 1.71            $ 1.78    $ (0.07)            $(0.65)         $ 13.62
12/31/2005                     12.23         0.30         0.61              0.91      (0.13)             (0.45)           12.56
12/31/2004                     11.07         0.07         1.19              1.26      (0.06)             (0.04)           12.23
12/31/2003                      9.25         0.08         1.93              2.01      (0.19)                 -            11.07
12/31/2002                     10.70         0.08        (1.41)            (1.33)     (0.12)                 -              9.25

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (f)

Class A
12/31/2006                     11.04         0.17         0.97              1.14      (0.13)             (0.15)           11.90
12/31/2005                     10.54         0.24         0.29              0.53      (0.02)             (0.01)           11.04
10/04(A)-12/31/2004            10.00         0.11         0.43              0.54          -                  -            10.54

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (f)

Class A
12/31/2006                     12.13         0.12         1.36              1.48      (0.12)             (0.41)           13.08
12/31/2005                     11.67         0.34         0.41              0.75      (0.20)             (0.09)           12.13
12/31/2004                     10.91         0.12         0.92              1.04      (0.11)             (0.17)           11.67
12/31/2003                      9.48         0.10         1.58              1.68      (0.25)                 -            10.91
12/31/2002                     10.54         0.10        (0.99)            (0.89)     (0.17)                 -             9.48

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
12/31/2006                     15.75         0.42         1.73              2.15      (0.31)             (0.24)           17.35
12/31/2005                     17.12         0.34         0.58              0.92      (0.38)             (1.91)           15.75
12/31/2004                     15.55         0.36         1.33              1.69      (0.02)             (0.10)           17.12
12/31/2003                     13.14         0.32         2.51              2.83      (0.30)             (0.12)           15.55
12/31/2002                     14.00         0.42        (0.69)            (0.27)     (0.42)             (0.17)           13.14

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (f)

Class A
12/31/2006                       14.15 %     1,246,802            34 %          0.16 %       0.53 %       n/a %         n/a %
12/31/2005                        7.44       1,059,806            32            0.16         0.62         n/a           n/a
12/31/2004                       11.41       1,001,562            47            0.17         0.67         n/a           n/a
12/31/2003                       21.73         609,887             3            0.20         1.40         n/a           n/a
12/31/2002                      (12.40)        331,543            33            0.20         1.26         n/a           n/a


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (f)

Class A
12/31/2006                       10.39         314,249            35            0.19         1.44         n/a           n/a
12/31/2005                        4.99         157,719            11            0.18         3.13         n/a           n/a
10/04(A)-12/31/2004               5.40          19,873             0            0.18        11.25         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (f)

Class A
12/31/2006                       12.17       1,123,984            29            0.16         0.97         n/a           n/a
12/31/2005                        6.41         861,543            21            0.17         1.39         n/a           n/a
12/31/2004                        9.58         619,106            38            0.18         1.20         n/a           n/a
12/31/2003                       17.75         402,322             2            0.20         1.79         n/a           n/a
12/31/2002                      (8.48)         227,833            31            0.20         1.75         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
12/31/2006                       13.65         439,868            46 (g)        0.79         2.55         n/a           n/a
12/31/2005                        5.30         396,350            42 (g)        0.79         2.22         n/a           n/a
12/31/2004                       10.88         381,316           121            0.80         2.42         n/a           n/a
12/31/2003                       21.57         303,892            54            0.80         2.49        0.81           2.48
12/31/2002                       (1.93)        217,013            68            0.81         2.98        0.81           2.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(g) Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund is 142% and 64% in 2005 and 2006, respectively.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
12/31/2006                    $19.68       $ 0.07       $ 2.55           $ 2.62      $(0.07)               $ -          $ 22.23
12/31/2005                     19.41         0.08         0.29             0.37       (0.10)                 -            19.68
12/31/2004                     17.43         0.10         1.88             1.98           -                  -            19.41
12/31/2003                     14.06         0.13         3.24             3.37           -                  -            17.43
12/31/2002                     19.48         0.10        (5.38)           (5.28)      (0.14)                 -            14.06

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
12/31/2006                     20.63        (0.01)        0.96             0.95           -                  -            21.58
12/31/2005                     19.71        (0.05)        0.97             0.92           -                  -            20.63
12/31/2004                     17.65        (0.02)        2.08             2.06           -                  -            19.71
12/31/2003                     13.03        (0.04)        4.66             4.62           -                  -            17.65
12/31/2002                     18.55        (0.04)       (5.48)           (5.52)          -                  -            13.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                      1.00         0.04            -             0.04       (0.04)                 -              1.00
12/31/2005                      1.00         0.02            -             0.02       (0.02)                 -              1.00
12/31/2004                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2003                      1.00         0.01            -             0.01       (0.01)                 -              1.00
12/31/2002                      1.00         0.01            -             0.01       (0.01)                 -              1.00

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
12/31/2006                     16.90         0.25         3.28             3.53       (0.31)             (0.70)           19.42
12/31/2005                     16.71         0.17         1.20             1.37       (0.20)             (0.98)           16.90
12/31/2004                     14.70         0.12         2.05             2.17       (0.06)             (0.10)           16.71
12/31/2003                     10.97         0.11         3.71             3.82       (0.03)             (0.06)           14.70
09/30(A)-12/31/2002            10.00         0.06         0.91             0.97           -                  -            10.97

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
12/31/2006                       13.31 %     $ 160,207         116 %           1.10 %       0.35 %       n/a %         n/a %
12/31/2005                        1.91         188,593         264             1.10         0.30         n/a           n/a
12/31/2004                       11.36         217,952         296             1.11         0.58        1.21           0.48
12/31/2003                       23.97         197,288         120             1.13         0.70        1.18           0.65
12/31/2002                      (27.12)        206,070          65             1.07         0.45        1.10           0.42

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
12/31/2006                        4.60         186,424         89              0.99        (0.07)        n/a           n/a
12/31/2005                        4.67         216,007         77              0.99        (0.18)        n/a           n/a
12/31/2004                       11.67         295,491         154             1.00        (0.09)       1.02         (0.11)
12/31/2003                       35.46         257,852         78              1.04        (0.28)       1.08         (0.32)
12/31/2002                      (29.76)        215,884         117             1.02        (0.18)       1.10         (0.26)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
12/31/2006                        4.49         269,095         n/a             0.59         4.42         n/a           n/a
12/31/2005                        2.71         258,452         n/a             0.60         2.66         n/a           n/a
12/31/2004                        0.78         237,815         n/a             0.61         0.81         n/a           n/a
12/31/2003                        0.46         184,440         n/a             0.69         0.47         n/a           n/a
12/31/2002                        1.07         214,520         n/a             0.69         1.07         n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
12/31/2006                       20.86         481,805         34              0.84         1.37          n/a          n/a
12/31/2005                        8.15         277,461         29              0.86         1.41          n/a          n/a
12/31/2004                       14.77         154,283         136             0.86         1.50         n/a           n/a
12/31/2003                       34.80          54,532         16              0.85         1.81        0.88           1.78
09/30(A)-12/31/2002               9.70          18,004         9               0.85         2.24        0.98           2.11

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
12/31/2006                    $19.44       $ 0.09       $ 2.57            $ 2.66      $ (0.09)            $ (0.17)        $ 21.84
12/31/2005                     18.36         0.04         1.08              1.12        (0.04)                 -            19.44
12/31/2004                     16.77         0.08         1.58              1.66        (0.07)                 -            18.36
12/31/2003                     12.85         0.02         3.90              3.92            -                  -            16.77
12/31/2002                     16.78         0.01        (3.92)            (3.91)       (0.02)                 -            12.85

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
12/31/2006                     29.64         0.05         1.96              2.01        (0.05)             (2.55)           29.05
12/31/2005                     27.87        (0.07)        4.01              3.94            -              (2.17)           29.64
12/31/2004                     24.89        (0.13)        4.61              4.48            -              (1.50)           27.87
12/31/2003                     18.05        (0.12)        7.08              6.96            -              (0.12)           24.89
12/31/2002                     23.12        (0.15)       (4.92)            (5.07)           -                  -            18.05

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
12/31/2006                     13.93         0.22         2.57              2.79        (0.13)             (0.97)           15.62
12/31/2005                     13.64         0.13         0.70              0.83        (0.11)             (0.43)           13.93
12/31/2004                     11.92         0.12         1.68              1.80        (0.08)                 -            13.64
12/31/2003                      9.22         0.06         2.70              2.76        (0.06)                 -            11.92
12/31/2002                     11.11         0.09        (1.96)            (1.87)           -              (0.02)            9.22

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class A
12/31/2006                      7.95         0.62         0.21              0.83        (0.56)                 -             8.22
12/31/2005                      8.51         0.62        (0.48)             0.14        (0.62)             (0.08)            7.95
12/31/2004                      8.03         0.17         0.49              0.66        (0.18)                 -             8.51
12/31/2003                      6.98         0.75         1.05              1.80        (0.75)                 -             8.03
12/31/2002                      7.42         0.87        (0.44)             0.43        (0.87)                 -             6.98

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
12/31/2006                        3.70 %     $ 750,771            46 %          0.90 %        0.46 %       n/a %           n/a %
12/31/2005                        6.09         732,553            41            0.91          0.24         n/a             n/a
12/31/2004                        9.89         606,885            37            0.92          0.51        0.93            0.50
12/31/2003                       30.54         474,046            36            0.92          0.14        0.95            0.11
12/31/2002                      (23.33)        316,367            46            0.92          0.06        0.94            0.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
12/31/2006                        6.76         625,869            37            1.02          0.16         n/a            n/a
12/31/2005                       14.10         623,382            30            1.02         (0.32)        n/a            n/a
12/31/2004                       18.03         541,739            34            1.02         (0.55)       1.04          (0.57)
12/31/2003                       38.60         379,541            43            1.03         (0.60)       1.04          (0.61)
12/31/2002                      (21.93)        248,327            42            1.03         (0.67)       1.04          (0.68)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
12/31/2006                       20.11         681,711            26            0.96          1.48         n/a             n/a
12/31/2005                        6.07         544,901            29            0.97          1.08         n/a             n/a
12/31/2004                       15.12         485,126            42            0.99          1.01        1.01            0.99
12/31/2003                       29.97         404,470            28            1.00          1.05        1.02            1.03
12/31/2002                      (16.84)        220,106            38            1.00          0.97        1.02            0.95

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND

Class A
12/31/2006                       10.51         365,753            62            0.80          7.49         n/a             n/a
12/31/2005                        1.69         276,421            33            0.81          7.39         n/a             n/a
12/31/2004                        8.22         284,949           149            0.83          6.97         n/a             n/a
12/31/2003                       25.79          19,464            72            0.90          8.47         n/a             n/a
12/31/2002                        5.76          17,079            77            0.90          8.88         n/a             n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL SERIES TRUST
FINANCIAL HIGHLIGHTS

                                              Increase (Decrease) from
                                              Investment Operations (e)
                                        ------------------------------------------                    Distributions
                           Net Asset    ------------------------------------------                    from Net
                             Value          Net         Net Realized    Total from  Distributions     Realized Gains   Net Asset
          Period           Beginning     Investment    & Unrealized     Investment   from Net         on Investment    Value, End
           Ended           of Period    Income (Loss)  Gains(Losses)    Operations Investment Income  Transactions     of Period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class A
12/31/2006                   $ 11.08       $ 0.54      $ (0.01)           $ 0.53    $ (0.01)                 $ -         $ 11.60
12/31/2005                     11.47         0.44        (0.14)             0.30      (0.48)               (0.21)          11.08
12/31/2004                     11.40         0.56         0.23              0.79      (0.53)               (0.19)          11.47
12/31/2003                     10.63         0.49         0.95              1.44      (0.52)               (0.15)          11.40
12/31/2002                     10.41         0.65         0.22              0.87      (0.65)                   -           10.63

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class A
12/31/2006                     11.07         0.46        (0.10)             0.36          -                    -           11.43
12/31/2005                     11.31         0.41        (0.14)             0.27      (0.41)               (0.10)          11.07
12/31/2004                     11.47         0.54        (0.10)             0.44      (0.53)               (0.07)          11.31
12/31/2003                     11.89         0.45        (0.31)             0.14      (0.42)               (0.14)          11.47
12/31/2002                     11.17         0.42         0.86              1.28      (0.42)               (0.14)          11.89

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Assuming No Expense Reimburse-
                                                                                                     ment or Fees Paid Indirectly
                                                                                                      ---------------------------
                                       Supplemental Data                                              ---------------------------
                               ------------------------------------------               Ratio of Net                 Ratio of Net
                               ------------------------------------------  Ratio of     Investment       Ratio of    Investment
                                            Net Assets,                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
                                 Total     End of Period    Portfolio      Average Net  to Average      Average Net  to Average
                                Return(b)  (in thousands)  Turnover (d)    Assets (c)   Net Assets (c)  Assets (c)   Net Assets (c)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND

Class A
12/31/2006                        4.77 %     $ 460,890           113 %          0.92 %       4.81 %         n/a %         n/a %
12/31/2005                        2.62         338,943            97 (f)        0.93         4.44           n/a           n/a
12/31/2004                        6.91         236,706            74 (f)        0.94         4.63           n/a           n/a
12/31/2003                       13.53         197,923            61            0.95         5.03           n/a           n/a
12/31/2002                        8.38         125,881            83            0.95         6.22           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND

Class A
12/31/2006                        3.25         235,088           114 (f)        0.79         4.16           n/a           n/a
12/31/2005                        2.45         214,590            39 (f)        0.79         3.76           n/a           n/a
12/31/2004                        3.85         197,863            65 (f)        0.79         3.92           n/a           n/a
12/31/2003                        1.18         257,274            44            0.78         3.26           n/a           n/a
12/31/2002                       11.47         304,265            36            0.78         4.26           n/a           n/a

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Western Strategic Bond Fund and JNL/Western U.S. Government & Quality Bond Fund for 2006 was 570% and 524%, for 2005 was 453% and 487%, and for 2004 was 423% and 643%,
respectively.

                                   PROSPECTUS

                                 APRIL 30, 2007

                                JNL SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated April 30, 2007, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

                                       The Trust's SEC file number is: 811-8894

--------

(1) Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell 2000 Index.

(1) MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2007

                                JNL SERIES TRUST

     This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus dated April 30, 2007 ("Prospectus"). Not all Funds described in this SAI may be available for investment in each variable annuity contract or variable life insurance policy offered by Jackson National Life Insurance Company ("JacksonSM") or Jackson National Life Insurance Company of New York ("Jackson NYSM"). The financial statements of the JNL Series Trust for the year ended December 31, 2006 are incorporated by reference (which means they legally are a part of this SAI) from the Trust's Annual/Semi-Annual Reports to shareholders. The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.


                    SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Funds can communicate directly with the Board of Trustees ("Trustees") by writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual trustee by writing to that trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

                                TABLE OF CONTENTS

    General Information and History                                       2
    Common Types of Investments and Management Practices                  2
    Additional Risk Considerations                                       29
    Investment Restrictions Applicable to all Funds                      33
    Trustees and Officers of the Trust                                   48
    Principal Holders of the Trust's Shares                              56
    Investment Adviser, Sub-Advisers and Other Service Providers         66
    Disclosure of Portfolio Information                                 158
    Purchases, Redemptions and Pricing of Shares                        162
    Description of Shares; Voting Rights; Shareholder Inquiries         164
    Tax Status                                                          166
    Financial Statements                                                168
    Appendix A - Ratings of Investments                                 A-1


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                         GENERAL INFORMATION AND HISTORY

     The JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated June 1, 1994. The Trust offers shares in separate Funds, each with its own investment objective.

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

     This section describes some of the types of securities a Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, commercial and residential mortgages and most are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of the Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

BANK OBLIGATIONS. A Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that JNL/AIM Small Cap Growth Fund, JNL/AIM Large Cap Growth Fund, JNL/Franklin Templeton Small Cap Value Fund, JNL/Goldman Sachs Core Plus Bond Fund, and JNL/Goldman Sachs Mid Cap Value Fund each may borrow up to 33 1/3% of its total assets. However, the JNL/Franklin Templeton Global Growth Fund may only borrow up to 10% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets. Notwithstanding the foregoing, the JNL/Credit Suisse Long/Short Fund may pledge up to 60% of its net assets as collateral to secure the short sales inherent in its investment strategy. The JNL/Lazard Emerging Markets Fund and the JNL/Credit Suisse Long/Short Fund may borrow for investment purposes to the extent permitted under the 1940 Act.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

BRADY BONDS. A Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of Treasury, Nicholas F. Brady ("Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily in U.S. dollars) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted to at least one year's interest payments based on applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: 1) the collateralized repayment of principal at final maturity; 2) the collateralized interest payments; 3) the uncollateralized interest payments; and
(4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors including residual risk and the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

     Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accord with the terms of the debt.

CASH POSITION. JNL/Select Money Market Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A Fund may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accord with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

COMMERCIAL PAPER. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

CONVERTIBLE AND EXCHANGEABLE SECURITIES. A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

     Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

DEPOSITORY RECEIPTS. American Depositary Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

     Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

     Depositary receipts involve many of the same risks as direct investments in foreign securities, described below.

DIVERSIFICATION. Certain of the Funds are diversified companies, as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"). A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by:

     o    Cash and cash items (including receivables);

     o    Government securities;

     o    Securities of other investment companies; and

     o Other securities limited in respect to any one issuer to not more than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

     These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund's holdings exceed these percentages because of post-acquisition changes in security prices.

EQUITY LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Investment Companies."

EQUITY SWAPS. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer. The counterparty generally will agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that are contractually obligated to be made. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund will not treat them as being subject to the Fund's borrowing restrictions.

EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are funds, unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a Fund decides to redeem its ETF shares rather than selling them on a secondary market, the Fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are investment companies. Therefore, a Funds' purchase of ETF shares are subject to the limitations on and the risks of a Funds' investment in other investment companies, which are described below.

EVENT-LINKED BONDS. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer's repayment schedule.

     The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

ADJUSTABLE AND FLOATING RATE OBLIGATIONS. The Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. See also the discussion of "Variable Rate Securities" below.

FOREIGN CURRENCY TRANSACTIONS. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

     LOCK IN. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     DIRECT HEDGE. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

     PROXY HEDGE. A Fund might choose to use a "proxy" hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

FOREIGN SECURITIES. A Fund may invest in foreign securities. Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as ADRs). Such investments increase a Fund's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

     CURRENCY RISK. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     REGULATORY RISK. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     MARKET RISK. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     RISK OF DEVELOPING COUNTRIES. JNL/AIM Real Estate Fund may each invest up to 25% of its total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Fund considers various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government
monopolies,   any  of  which  may  have  a  detrimental  effect  on  the  Fund's investments.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. government securities, foreign government securities or equity or fixed-income securities. A Fund may buy or sell "regulated" futures contracts that are traded on U.S. exchanges, as well as standardized futures contracts that are traded on foreign exchanges or boards of trade, or non-standardized instruments traded in U.S. or foreign over-the-counter or inter-dealer markets.

     Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund's income.

     The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Jackson National Asset Management, LLCSM ("JNAM" or the "Adviser") and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" and the Funds' have claimed an exclusion from the definition of the term under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as commodity pool advisers or commodity pool operators under that Act.

     In addition, the JNL/FI Mid-Cap Equity Fund and the JNL/FI Balanced Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes).

HIGH-YIELD BONDS. A Fund may invest its assets in fixed-income securities offering high current income that are in the lower-rated categories of recognized rating agencies or, if not rated, considered to be of comparable quality. Investments in lower-rated fixed income securities involve greater risk than investments in higher-rated ("investment grade") securities. High-yield bonds are commonly referred to as "junk bonds."

     High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     The analysis of the creditworthiness of issuers of lower-rated fixed income securities may be more complex and uncertain than for issuers of higher-rated securities, and the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. A Fund may not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Fund deems it in the best interest of shareholders.

HYBRID INSTRUMENTS. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. A Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933, as amended) not determined to be liquid in accord with guidelines established by the Trust's Board of Trustees; over-the-counter ("OTC") options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Funds' investment restrictions below for more information about the Funds' policies with respect to investments in illiquid securities.

     Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds' shares.

     Each Fund may invest up to 15% (10% in the case of the JNL/Select Money Market Fund and the JNL/Oppenheimer Global Growth Fund) of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

INFLATION-INDEXED BONDS. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

INSTALLMENT RECEIPTS. Installment receipts are viewed as new issues of stock sold with the obligation that buyers will pay the issue price in a series of installment payments instead of one lump sum payment. The buyer usually pays a deposit upon settlement, normally one-half the issue price of the shares, with the balance to be paid in one year.

INVESTMENT COMPANIES. A Fund may invest in investment companies, including other Funds of the Trust, to the extent permitted under the 1940 Act, including unaffiliated money market funds. A Fund may invest cash balances in shares of investment companies, including other Funds of the Trust, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

MORTGAGE-BACKED SECURITIES. A Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may raise or lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

MORTGAGE DOLLAR ROLLS AND U.S. TREASURY ROLLS. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. A Fund may only enter into covered rolls. A "covered roll" is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. At the time a Fund enters into a "covered roll," it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back "when issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when issued" U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). A Fund may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions. The Funds currently treat investments in Participations and
Assignments   as   liquid   securities,   however,   certain   Assignments   and
Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds' "Pricing Committee" as well as the Sub-Advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation of which either at least 75% of its income is passive or an average of at least 50% of its assets produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust's annual operating expenses, shareholders will also indirectly bear similar expenses of such investment companies.

PORTFOLIO TURNOVER. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. The REITs in which a Fund may invest include equity REITs, which own real estate properties and realize income from rents and gain or loss from the sale of real estate interests, and mortgage REITs, which make construction, development and long-term mortgage loans and realize income from interest payments on loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, heavy cash flow dependency, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified. REITs (especially mortgage REITs) are subject to interest rate risk.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

     The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

RULE 144A SECURITIES AND SECTION 4(2) PAPER. Rule 144A securities and Section 4(2) Paper are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A and Section 4(2) under the 1933 Act. Rule 144A and Section 4(2) permit certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The sub-advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A and/or Section 4(2) are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A or Section 4(2) security is liquid or not is a question of fact. In making this determination the sub-advisers may consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A or Section 4(2) security. In addition, the sub-advisers may also consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A and Section 4(2) securities and, if as a result of changed conditions, the sub-advisers determines that a Rule 144A or Section 4(2) security is no longer liquid, the sub-advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A or Section 4(2) securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SECURITIES  LENDING.  Lending  portfolio  securities  enables  a  Fund  to  earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund's portfolio securities must deposit acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines. A Fund may reinvest any cash collateral in money market investments or other short-term liquid investments. A Fund retains authority to terminate any of its loans at any time. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

The Funds' Board of Trustees has approved each Fund's participation in a securities lending program. Under the securities lending program, the Funds have retained an affiliate of a sub-adviser to serve as the securities lending agent (Mellon Trust of New England, N.A.). Mellon Trust of New England, N.A. also serves as the Funds' custodian. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds' Board of Trustees will periodically review information on the Funds' securities lending program.

The net securities lending revenue is shared by the lending agent and the Funds. The Funds retain 100% of their portion. The securities lending revenue "split" between the Funds and the lending agent was determined based on the Adviser's review of competitive industry information. The Adviser will periodically review the "split" between the lending agent and the Funds.

SHORT SALES. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price resulting in a loss to the Fund, to make good on the borrowing.

A Fund is permitted and intends from time to time to effect short sales that are not "against the box." In a short sale that is not "against the box", the fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, a fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). As a result of these requirements, a fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities.

The amounts deposited with the broker or segregated, as described above, do not have the effect of limiting the amount of money that the funds may lose on a short sale. In a short sale that is not "against the box", a fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

In a short sale that is not "against the box", a fund will realize a gain if the price of a security declines between the date of the short sale and the date on which a Fund replaces the borrowed security. On the other hand, a Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not "against the box" differ from those that could arise from a cash investment in a security in that losses from short sales that are not "against the box" may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of a Fund's investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

Short sales and short sales "against the box" may afford a Fund an opportunity to earn additional current income to the extent a Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period a Fund's short positions remain open. There is no assurance that a Fund will be able to enter into such arrangements.

SHORT-TERM CORPORATE DEBT SECURITIES. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (E.G., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS ("SPDRS"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

STRIPPED MORTGAGE-BACKED SECURITIES. A Fund may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest ("IOs", or "interest-only" securities), while the other class will receive all of the principal ("POs", or "principal-only" securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or AA or is derived from a full faith and credit obligation of an agency or instrumentality of the U.S. government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

SUPRANATIONAL  AGENCY  SECURITIES.  A Fund may  invest in  securities  issued or
guaranteed  by  certain  supranational   entities,  such  as  the  International
Development Bank.

SPECIAL SITUATIONS. A Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's investment sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SWAP AGREEMENTS. A Fund may enter into interest rate, total return, credit default, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower costs to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate "caps," under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate "collars," under which a party sells a "cap" and purchases a "floor" or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the 1940 Act's restriction concerning issuance by a Fund of senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (I.E., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

TRADE CLAIMS. The JNL/Franklin Templeton Small Cap Value Fund and JNL/Franklin Templeton Mutual Shares Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

     A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities.

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase equity securities at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Fund may purchase securities on a when-issued or delayed delivery basis ("when-issueds") and may purchase securities on a forward commitment basis ("forwards"). Any or all of a Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

ZERO COUPON, STRIPPED AND PAY-IN-KIND BONDS. Unless otherwise stated herein, a Fund may invest up to 10% of its total assets in "zero coupon" bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase "pay-in-kind" bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

     Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

MONEY MARKET FUND INVESTMENTS

     The JNL/Select Money Market Fund will comply with Rule 2a-7, ("Rule") under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, such as the Fund, which holds itself out as a "money market" fund and which seeks to maintain a stable net asset value per share by either the "amortized cost" or "penny rounding" methods of determining net asset value.

     It is the policy of the Fund to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Fund are valued on the basis of their "amortized cost" in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by the Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Fund's net asset value per share as determined by the fair market value of the investments held will materially differ from the Fund's net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Fund will be able to maintain a stable net asset value per share of $1.00.

     Pursuant to the Rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, and may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO") or, if only one NRSRO has issued a rating, by that NRSRO ("requisite NRSRO"). An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix to this Statement of Additional Information. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

     Under the Rule, the Fund may not invest more than five percent of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities. A "first tier security" is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. The Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (ii) five percent of its total assets in second tier securities.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING MARKETS. The risk considerations noted below under "Foreign Securities" may be particularly relevant in the case of investments in developing countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

     The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in a Fund's share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the
performance  of  a  Fund,   depending  on  the  extent  of  the  Fund's  foreign
investments.

     A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

     These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund's performance depending on the sub-adviser's ability to correctly predict future exchange rates. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund's return may be lower than if such strategies had not be employed at all.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Fund to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(iv) the possible absence of a liquid secondary market for any particular instrument at any time. Investments in derivative instruments traded on foreign exchanges or in foreign markets also entail the additional risks described above with respect to foreign securities. Foreign derivatives may be standardized contracts traded on a foreign exchange or board of trade, or traded in over-the-counter or inter-dealer markets.

     A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient cash or liquid assets are segregated to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is "in the money."

HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing.

     The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

HIGH-YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See "Foreign Securities.") The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

                 INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

FUNDAMENTAL POLICIES. Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

     (1)  Each Fund,  except the  JNL/PIMCO  Real Return Fund,  JNL/S&P  Managed
          Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, JNL/S&P Growth Retirement Strategy Fund, JNL/Lazard Small Cap Value Fund and JNL/Lazard Mid Cap Value Fund, shall be a "diversified company," as such term is defined under the 1940 Act.

     (2) No Fund (except for the JNL/AIM Real Estate Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund) may invest more than 25% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. government securities). For example, the telecommunications industry is comprised of several services which are considered separate industries by the sub-advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created.

          JNL/AIM Real Estate Fund will concentrate (as such term may be defined or interpreted under the 1940 Act, the rules thereunder, and governing interpretations) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies
          (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

     (3) No Fund may invest directly in real estate or interests in real estate (except for the JNL/AIM Real Estate Fund); however, the Fund may own debt or equity securities issued by companies engaged in those businesses. The JNL/Lazard Emerging Markets Fund may purchase and sell securities that are secured and may invest in interests in or leases relating to oil, gas or other mineral exploration or development programs.

     (4) The JNL/Franklin Templeton Small Cap Value Fund, the JNL/Franklin Templeton Global Growth Fund and the JNL/Franklin Templeton Mutual Shares Fund may not invest in oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction.

     (5) No Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (6) No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (7) No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (8) No Fund may invest more than 15% of its net assets (10% in the case of the JNL/Select Money Market Fund and the JNL/Oppenheimer Global Growth
          Fund) in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

     (9) No Fund may issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for the AIM sub-advised Funds, the JNL/Credit Suisse Global Natural Resources Fund, the JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, the JNL/Franklin Templeton Small Cap Value Fund, JNL/Franklin Templeton Mutual Shares Fund and JNL/Goldman Sachs Mid Cap Value Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's (not applicable to the AIM sub-advised Funds, the JNL/Credit Suisse Global Natural Resources Fund, the JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, the JNL/Franklin Templeton Small Cap Value Fund, JNL/Franklin Templeton Mutual Shares Fund, and the JNL/Goldman Sachs Mid Cap Value Fund) total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated. This policy does not apply to the JNL/Lazard Emerging Markets Fund.

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

FOR EACH FUND, TO THE EXTENT APPLICABLE:

     (a) The Funds intend to comply with the CFTC regulations limiting a Fund's investments in futures and options for non-hedging purposes.

     (b)  The  Fund  of  Funds  will  look  through  to  the  investment  of the
          Underlying   Funds  for   purposes  of   determining   diversification
          requirements.

FOR THE JNL/AIM LARGE CAP GROWTH FUND AND JNL/AIM SMALL CAP GROWTH FUND:

     (a) The Fund may not deposit or pledge as collateral, more than 10% of its total assets for short sales ("against the box") at any one time.

     (b) The Fund may not invest more than 25% of its net assets in foreign securities.

     (c) The Fund may not invest more than 15% of its net assets in illiquid securities.

     (d)  The Fund may not invest more than 15% of its net assets in REITs.

     (e) The Funds will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Funds will not purchase options if, at any time of the investment, the aggregate premiums paid for the options exceed 5% of the Fund's total assets.

     (f) The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

     (g) The Funds do not intend to invest more than 5% in futures contracts. Additionally, they currently do not intend to invest in any security (including futures contracts or options thereon) that are secured by physical commodities.

FOR THE JNL/AIM REAL ESTATE FUND:

     (a) The Fund will normally invest at least 80% of its assets in securities of real estate and real estate-related companies.

     (b) The Fund may invest up to 25% of its total assets in foreign securities.

     (c) The Fund may invest up to 10% of their total assets in securities of companies located in developing countries.

     (d) The Fund may invest up to 10% of its total assets in non-investment grade debt securities (commonly known as "junk bonds").

FOR THE JNL/EAGLE CORE EQUITY FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, will be invested in U.S. common stocks.

     (b) The Fund may invest up to 20% of its assets in non-investment grade securities.

     (c) The Fund may invest up to 25% of its total assets in foreign securities.

FOR THE JNL/EAGLE SMALLCAP EQUITY FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the equity securities of companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index.

     (b) The Fund may invest up to 5% of its assets in non-investment grade securities.

FOR JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND:

     (a) The Fund may not invest more than 25% of its net assets in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

     (b) The Fund may not invest in "letter stocks" or securities on which there are sales restrictions under a purchase agreement.

     (c) The Fund may not pledge, mortgage, hypothecate, or otherwise encumber its assets except to secure indebtedness permitted under its borrowing policy.

FOR THE JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND:

     (a)  The Fund may invest up to 35% of its assets in foreign securities.

     (b) The Fund may invest more than 25% of its net assets in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

     (c) The Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer, or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

FOR THE JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND:

     (a) The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

     (b) The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.

     (c)  The Fund may invest up to 15% in high yield bonds.

     (d) The Fund may not buy securities of open-end or closed-end investment companies, except that the Fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.

     (e) The Fund may not invest more that 5% of its assets in securities of issuers with less than 3 years continuous operation, including the operations of any predecessor companies.

     (f) The Fund may not hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 15% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in restriction (a) above.

     (g) The Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed.

FOR THE JNL/GOLDMAN SACHS CORE PLUS BOND FUND:

     (a) The Fund does not currently intend to invest more than 75% of its assets in non-investment grade securities.

     (b) The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives.

     (c) To maintain liquidity, the Fund may invest up to 20% of its assets in high-quality, short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy).

     (d) If at some future date, in the opinion of the sub-adviser, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

     (e) The Fund may not make short sales of securities, except short sales against the box.

     (f) The Fund may not invest in companies for the purpose of exercising control.

     (g) The Fund may not invest more than 15% of the Fund's net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

     (h) The Fund may not purchase additional securities if the Fund's borrowings (excluding mortgage dollar rolls) exceed 5% of its net assets.

FOR THE JNL/GOLDMAN SACHS MID CAP VALUE FUND:

     (a) The Fund may not invest in companies for the purpose of exercising control.

     (b) The Fund may invest more than 15% of the Fund's net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

     (c) The Fund may not purchase additional securities if the Fund's borrowings (excluding mortgage dollar rolls) exceed 5% of its net assets.

     (d) The Fund may make short sales of securities, except short sales against the box.

     (e)  The Fund may invest in the  aggregate up to 25% of its net assets plus
          any  borrowings   (measured  at  the  time  of  purchase)  in  foreign
          securities.

     (f) The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

     (g) The Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

FOR THE JNL/GOLDMAN SACHS SHORT DURATION BOND FUND:

     (a) The Fund must invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes), under normal circumstances, in fixed income securities (including derivatives on such securities).

     (b) The Account must be invested in securities rated investment grade, A-2 or P-2 or the equivalent by one nationally recognized statistical rating organization (NRSRO) (or otherwise considered to meet the rating requirements). For the purpose of calculating compliance with the credit constraints, if split rated, the highest rating shall apply.

     (c)  Reverse repurchase agreements are not permitted.

     (d) Short selling is not permitted (except with respect to shorts against the box, futures and options).

FOR THE JNL/JPMORGAN INTERNATIONAL VALUE FUND:

     (a) The Fund will invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.

     (b) The Fund may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

FOR THE JNL/JPMORGAN INTERNATIONAL EQUITY FUND:

     (a) The Fund normally invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting of primarily common stocks of non-U.S. companies.

FOR THE JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in: U.S. Treasury obligations; obligations issued or guaranteed by agencies or instrumentalities of the U.S. government; mortgage-backed securities guaranteed by Ginnie Mae that are supported by the full faith and credit of the U.S. government; mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government; and collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed either by
          (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees them or (ii) the full faith and credit of the U.S. government.

     (b) The Fund may invest up to 20% of its assets in U.S. dollar-denominated non-U.S. government securities rated AAA, AA, A or BBB by S&P or AAA, AA, A or BAA by Moody's, or if unrated, determined to be of comparable quality.

     (c) The Fund may not invest more than 10% of its total assets in obligations of foreign issuers.

FOR THE JNL/LAZARD MID CAP VALUE FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in the equity securities of undervalued medium size companies.

     (b) The Fund may invest up to 15% of its total assets in foreign securities.

FOR THE JNL/LAZARD SMALL CAP VALUE FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in the equity securities of undervalued small U.S. companies in the range of the Russell 2000 Index.

     (b) The Fund does not currently intend to invest more than 10% of its total assets in the securities of unseasoned companies.

FOR THE JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks.

FOR THE JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND:

     (a) The Fund may hold up to 25% of its value in S&P 500 Index futures contracts.

FOR THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND:

     (a) The Fund may hold up to 25% of its value in baskets of local futures contracts (DAX, Cac 40, Euro Stoxx, Topix, FTSE, etc.).

FOR THE JNL/OPPENHEIMER GLOBAL GROWTH FUND:

     (a) Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of the Fund's investment allocations.

FOR THE JNL/PPM AMERICA HIGH YIELD BOND FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in non-investment grade fixed-income securities.

     (b) The Fund may invest up to 35% of its total assets in the securities of foreign issuers.

     (c)  The Fund may  invest  up to 10% of its  total  assets  in  either  (i)
          equipment  lease   certificates,   equipment  trust  certificates  and
          conditional sales contracts or (ii) limited partnership interests.

     (d) The Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with its objective.

     (e) To maintain liquidity, the Fund may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

     (f) There may be times when, in the sub-adviser's judgment, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality.

     (g) In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities, commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the sub-adviser's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

FOR JNL/PPM AMERICA VALUE EQUITY FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities.

FOR THE JNL/PIMCO REAL RETURN FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in: high-quality, short-term, fixed-income instruments; inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations; and/or futures contracts.

     (b) The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated at least B by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality.

     (c) The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

     (d) The Fund may invest up to 10% of its total assets in securities of issuers based in emerging markets.

     (e)  The  Fund  may  not  invest  more  than 5% of its  net  assets  in any
          combination  of  inverse  floater,   interest-only  or  principal-only
          securities.

     (f) The Fund is prohibited from investing in inflation-indexed securities issued by foreign entities.

FOR THE JNL/PIMCO TOTAL RETURN BOND FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in fixed-income securities. For the purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the allowable fixed income instruments.

     (b) The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated at least B by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality.

     (c) The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

     (d) The Fund may invest up to 10% of its total assets in securities of issuers based in emerging markets.

     (e)  The  Fund  may  not  invest  more  than 5% of its  net  assets  in any
          combination  of  inverse  floater,   interest-only  or  principal-only
          securities.

FOR THE JNL/PUTNAM EQUITY FUND:

     (a) The Fund normally invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities.

     (b)  The Fund may invest up to 20% of its net assets in foreign securities.

FOR THE JNL/PUTNAM MIDCAP GROWTH FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in common stocks of U.S. companies with a focus on growth stocks.

     (b) The Fund may not invest more than 10% of its assets in zero coupon bonds.

FOR THE JNL/SELECT BALANCED FUND:

     (a) At least 25% of its assets will be invested, under normal market conditions, in fixed-income securities.

     (b) The Fund may invest up to 35% of its net assets in non-investment grade securities rated at least Ca by Moody's Investors Services, Inc. (Moody's), CC by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) or CC by Fitch.

FOR EACH OF THE JNL/SELECT  LARGE CAP GROWTH FUND, AND JNL/SELECT  GLOBAL GROWTH
FUND:

     (a) The Fund may not invest more than 35% of its net assets in high-yield/high-risk bonds.

     (b) The Fund may not invest more than 25% of its assets in mortgage- and asset-backed securities.

     (c) The Fund may not invest more than 10% of its assets in zero coupon bonds.

FOR THE JNL/SELECT MONEY MARKET FUND:

     (a) The Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accord with Rule 2a-7 under the 1940 Act.

     (b) The Fund may invest more than 25% of its total assets in the domestic banking industry. There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

FOR THE JNL/SELECT VALUE FUND:

     (a) The Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

     (b) The Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

     (c) The Fund may not make short sales of securities (except short sales against the box).

     (d) The Fund may not purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

     (e) The Fund may not pledge, mortgage, hypothecate or encumber any of its securities except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

     (f) The Fund may not invest in interests in oil or gas or interests in other mineral exploration or development programs.

     (g) The Fund may not purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. The Fund may not sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets. Likewise, the Fund may not sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value all open futures positions held by the Fund may not exceed 50% of its total assets.

FOR THE JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND:

     (a) The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

     (b) The Fund may invest up to 10% of its total assets in hybrid instruments.

FOR THE JNL/T. ROWE PRICE MID-CAP GROWTH FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in mid-cap (as defined in the Prospectus) common stocks with above-average earnings growth potential.

     (b) The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

     (c) The Fund may invest up to 10% of its total assets in hybrid instruments.

FOR THE JNL/T. ROWE PRICE VALUE FUND:

     (a) The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

     (b) The Fund may invest up to 10% of its total assets in hybrid instruments.

     (c) The Fund may invest up to 10% of its total assets in high yield fixed income securities ("junk bonds").

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the funds. The restrictions or operating policies of the funds may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

     (a) A Fund (other than a Fund sub-advised by Standard & Poor's Investment Advisory Services, L.L.C.) will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

RULE 35D-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

     Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the Trust with names such as "equity," "stock," "bond," "U.S. government," "small, mid or large-cap," or "high yield," or which refer in the name of the Fund to a particular securities index, but does not include terms connoting a style of investing (as distinguished from a type of security) such as "growth," "value" or "global."

INSURANCE LAW RESTRICTIONS. In connection with the Trust's agreement to sell shares to the separate accounts, JNAM and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

                       TRUSTEES AND OFFICERS OF THE TRUST

     The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for each Fund and choose the Trust's officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below). Since December 2003, the Trustees met as a consolidated Board for all of the investment companies in the Fund Complex.

     The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

     For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL(R) Series Trust (61 portfolios), JNL Investors Series Trust (6 portfolios), JNL Variable Fund LLC (20 portfolios), and JNLNY Variable Fund I LLC (4 portfolios). Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex.


------------------------------------------------------------------------------------------------------------------------
                                                            POSITION(S) HELD
NAME, ADDRESS AND (AGE)                                        WITH TRUST               NUMBER OF PORTFOLIOS IN FUND
                                                        (LENGTH OF TIME SERVED)       COMPLEX TO BE OVERSEEN BY TRUSTEE
--------------------------------------------------- --------------------------------- ----------------------------------
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------

Mark D. Nerud (40) (1)                              Trustee 2                                        91
1 Corporate Way                                     (1/07 to present)
Lansing, MI  48951
                                                    President and Chief
                                                    Executive Officer
                                                    (12/06 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to
11/03) (1/07 to  present);  Vice  President  (8/97 to 12/06),  Treasurer,  Chief
Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President - Fund Accounting & Administration of Jackson National
Life Insurance Company (1/00 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  None

------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------

Michael Bouchard (51)                               Trustee 2                                        91
1 Corporate Way                                     (12/03 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Sheriff, Oakland County, Michigan (1/99 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  None

------------------------------------------------------------------------------------------------------------------------

William J. Crowley, Jr. (61)                        Trustee 2                                        91
1 Corporate Way                                     (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Managing Partner  (Baltimore Office) - Arthur Andersen LLP (2001 to 2002); Board
Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:
Director of Foundation Coal Holdings,  Inc.;  Director of Bio Veris Corporation;
Director of Provident Bankshares Corporation

------------------------------------------------------------------------------------------------------------------------

Dominic D'Annunzio (69)                             Chairman of the Board 2                          91
1 Corporate Way                                     (2/04 to present)
Lansing, MI 48951
                                                    Trustee 2
                                                    (2/02 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Acting  Commissioner  of Insurance for the State of Michigan  (1/90 to 5/90) and
(8/97 to 5/98)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  None

------------------------------------------------------------------------------------------------------------------------
Michelle Engler (49)                               Trustee 2                                         91
1 Corporate Way                                    (12/03 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:
Director of Federal Home Loan Mortgage Corporation

------------------------------------------------------------------------------------------------------------------------
James Henry, Ph.D. (68)                            Trustee 2                                         91
1 Corporate Way                                    (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Dean  Emeritus  and  Professor  of Finance,  Eli Broad  College of Business  and
Graduate School of Management at Michigan State University (2001 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  None

------------------------------------------------------------------------------------------------------------------------

Richard McLellan (63)                              Trustee 2                                         91
1 Corporate Way                                    (12/94 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Member, Dykema Gossett PLLC (Law Firm)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  None

------------------------------------------------------------------------------------------------------------------------
William R. Rybak (56)                              Trustee 2                                        91
1 Corporate Way                                    (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Chairman of the Board of Trustees of Lewis University; Member of the Board since
1982;  Member of the Board of Directors of Howe Barnes  Investments,  Inc. since
2001;  Member of the Boards of each of the  Calamos  Mutual  Funds  since  2002;
Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta's of Illinois; and Member of the Board since 2000

------------------------------------------------------------------------------------------------------------------------

Patricia A. Woodworth (52)                         Trustee 2                                        91
1 Corporate Way                                    (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Executive  Vice  President  for  Finance  and  Administration,  Chief  Financial
Officer, Art Institute of Chicago (2002 to present); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  None

------------------------------------------------------------------------------------------------------------------------

(1) Mr. Nerud is an "interested person" of the Trust due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser.

(2) The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.


--------------------------------------------------- --------------------------------- -----------------------------------
                                                           POSITION(S) HELD
NAME, ADDRESS AND (AGE)                                        WITH TRUST                NUMBER OF PORTFOLIOS IN FUND
                                                        (LENGTH OF TIME SERVED)       COMPLEX TO BE OVERSEEN BY TRUSTEE
--------------------------------------------------- --------------------------------- -----------------------------------
-------------------------------------------------------------------------------------------------------------------------

OFFICERS

-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Daniel W. Koors (36)                                Vice President, Treasurer                  Not Applicable
1 Corporate Way                                     and Chief Financial Officer
Lansing, MI 48951                                   (12/06 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President and Chief Financial Officer of the Adviser (1/07 to present);
Vice President, Treasurer and Chief Financial Officer of other Investment
Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant
Vice President - Fund Administration of Jackson National Life Insurance Company
(8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006); Senior
Manager of Deloitte & Touche LLP (2000 to 2003)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Susan S. Rhee (35)                                  Vice President, Counsel and                Not Applicable
1 Corporate Way                                     Secretary
Lansing, MI 48951                                   (2/04 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Secretary of the Adviser (11/00 to present); Vice President, Counsel, and
Secretary of other Investment Companies advised by the Adviser; Assistant Vice
President of Jackson National Life Insurance Company (8/03 to present);
Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Steven J. Fredricks (36)                            Chief Compliance Officer                   Not Applicable
1 Corporate Way                                     (1/05 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance
Company (2/02 to 1/05); Contract Attorney, Godfrey & Kahn, S.C. (2001 - 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

William V. Simon (36)                               Vice President and Assistant               Not Applicable
1 Corporate Way                                     Treasurer
Lansing, MI 48951                                   (12/06 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President and Chief Operating Officer of the Adviser (1/07 to present);
Assistant Vice President of Jackson National Life Insurance Company (7/04 to present); Director of Jackson National Life Insurance Company (8/00 to 7/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

------------------------------------------------------------------------------------------------------------------------

               COMMITTEES OF THE BOARD OF TRUSTEES

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust's independent auditor, and for the approval of the auditor's fee. The Audit Committee also reviews the Trust's internal controls regarding finance, accounting, legal compliance and the Trust's auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust's "Qualified Legal Compliance Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission. As of January 1, 2007, Messrs. Crowley, D'Annunzio, Henry, and Ms. Woodworth are members of the Audit Committee. Mr. D'Annunzio serves as Chair of the Audit Committee. The Audit Committee had three meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Koors, Simon and Fredricks (non-voting member) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

On December 12, 2006, the Board of Trustees established a Governance Committee effective January 1, 2007. Mssrs. Bouchard, D'Annunzio, McLellan, Rybak and Mrs. Engler are members of the Governance Committee. Mr. McLellan serves as Chair of the Governance Committee. Mr. D'Annunzio is an ex officio (non-voting) member of the Governance Committee. The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Governance Committee, c/o Chair of the Governance Committee, Mr. Richard McLellan, P.O. Box 30902, Lansing, Michigan 48909-8402.

CERTAIN POSITIONS OF DISINTERESTED TRUSTEES AND THEIR FAMILY MEMBERS

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, held any position (other than the disinterested Trustee's position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

OWNERSHIP OF TRUSTEES OF SHARES IN THE FUNDS OF THE TRUST

As of December 31, 2006, the Trustees beneficially owned the following interests in shares of the Funds:

----------------------------------- ------------------------------------------------------- ---------------------------------
                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT COMPANIES
                                                                                            OVERSEEN BY THE TRUSTEE IN THE
TRUSTEE                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND           FAMILY OF INVESTMENT COMPANIES
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Mark D. Nerud(1)                    $1 - $10,000                                            Over $100,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    JNL/JPMorgan International Equity Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    $10,001 - $50,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    JNL/Mellon Capital Management S&P 400 MidCap Index Fund
                                    JNL/Mellon Capital Management International Index Fund
                                    JNL/Select Value Fund
                                    JNL/T. Rowe Price Midcap Growth Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    Over $100,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    JNL/Mellon Capital Management S&P 500 Index Fund
                                    JNL/T. Rowe Price Established Growth Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Michael Bouchard                    None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
William J. Crowley, Jr. (2)         None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Dominic D'Annunzio                  None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Michelle Engler                     None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
James Henry(2)                      None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Richard McLellan(3)                 Over $100,000                                           Over $100,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    JNL/Mellon Capital Management Bond Index Fund
                                    JNL/Mellon Capital Management Enhanced S&P 500 Index
                                    Fund
                                    JNL/Mellon Capital Management S&P 400 MidCap Index Fund
                                    JNL/Mellon Capital Management Small Cap Index Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
William R. Rybak(2)                 None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Patricia A. Woodworth(2)            None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------

(1) The beneficial interests of Mr. Nerud in shares of the Funds reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson for its officers and employees.

(2)  Trustees were elected to the Board of Trustees effective January 1, 2007.

(3) Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.

     As is described in the prospectus, shares in the Funds of the Trust are sold only to Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York and to qualified retirement plans.

OWNERSHIP BY DISINTERESTED TRUSTEES OF INTERESTS IN CERTAIN AFFILIATES OF THE TRUST

     As of December 31, 2006, none of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

TRUSTEE COMPENSATION

     The Trustee who is an "interested person" receives no compensation from the Trust. Each disinterested Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $50,000, as well as a fee of $6,000 for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an annual retainer of $70,000, as well as a fee of $6,000 for each meeting of the Board of Trustees attended. The Chair of the Audit Committee receives an additional annual retainer of $10,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The Chair of the Governance Committee receives an additional annual retainer of $10,000 for his services in that capacity. The members of the Governance Committee will receive $2,500 for each Governance Committee meeting. If a Trustee participates in an in-person board or committee meeting by telephone, the Trustee will receive half of the meeting fee.

The disinterested Trustees and the Trust's Chief Compliance Officer received the following compensation for their services during the fiscal year ended December 31, 2006:

-------------------------------- ----------------------- ------------------- --------------- -------------------
                                      AGGREGATE              PENSION OR        ESTIMATED           TOTAL
                                     RETIREMENT            BENEFITS ACCRUED       ANNUAL      COMPENSATION FROM
                                 COMPENSATION FROM THE    AS PART OF TRUST   BENEFITS UPON     THE TRUST AND
        TRUSTEE                         TRUST(1)              EXPENSES         RETIREMENT       FUND COMPLEX
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Michael Bouchard                        $46,970                  $0                $0             $75,000
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
William J. Crowley, Jr. (2)                $0                    $0                $0                $0
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Dominic D'Annunzio (5)                  $63,880                  $0                $0             $102,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Michelle Engler                         $51,468                  $0                $0             $82,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Joseph Frauenheim (3)                   $52,939                  $0                $0             $85,000
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
James Henry (2)                            $0                    $0                $0                $0
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Richard McLellan                        $51,468                  $0                $0             $82,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
William R. Rybak (2)                       $0                    $0                $0                $0
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Patricia Woodworth (2)                     $0                    $0                $0                $0
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Steven J. Fredricks (4)                 $106,531                 $0                $0             $170,746
-------------------------------- ----------------------- ------------------- --------------- -------------------

(1) The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

(2) Trustees were elected to the Board of Trustees effective January 1, 2007, and therefore have not received any compensation for the year ended December 31, 2006.

(3)  Mr.  Frauenheim  retired  from the Board of Trustees  effective  January 1,
     2007.

(4) Mr. Fredricks' compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. 5 Mr. D'Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

     Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

SELECTION OF TRUSTEE NOMINEES

     The Board is responsible for considering trustee nominees at such times as it considers electing new trustees to the Board. The Board may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Board considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Board also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board evaluates nominees for trustee based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

     o The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

     o A statement concerning whether the person is an "interested person" as defined in the 1940 Act;

     o Any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o The name and address of the person submitting the recommendation, together with an affirmation of the person's investment, via insurance products, in the Funds and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

     Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds' investment adviser and distributor) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential PLC or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

     Before the Board decides to nominate an individual as a trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

                     PRINCIPAL HOLDERS OF THE TRUST'S SHARES

     As of April 2, 2007, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of the Trust.

     Because shares in the Trust are sold only to Jackson, Jackson NY, certain Funds of the Trust organized as fund of funds, and to certain qualified retirement plans, Jackson, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson and Jackson NY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accord with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as "pass through" voting. Further, those shares which are owned by Jackson through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as "echo" voting.

     As of April 2, 2007 the following persons beneficially owned more than 5% or more of the shares of the Fund(s) indicated below:

---------------------------------------- ------------------------------- ------------------------ -------------------
FUND                                     NAME AND ADDRESS                  AMOUNT OF OWNERSHIP      PERCENTAGE OF
                                                                                                     SHARES OWNED
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/AIM LARGE CAP GROWTH FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        7,469,853.418            28.53%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        5,248,285.743            20.05%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        4,007,068.742            15.31%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Fund            Attn: Mark Nerud                        1,465,201.268             5.60%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/AIM LARGE CAP GROWTH FUND (CLASS B)  Jackson National Life                       8,920.330            32.84%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/AIM REAL ESTATE FUND (CLASS A)
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        1,849,228.939             9.29%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        1,556,880.258             7.82%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        1,237,877.760             6.22%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/AIM REAL ESTATE FUND (CLASS B)       Jackson National Life                      10,112.771            34.50%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/AIM SMALL CAP GROWTH FUND (CLASS B)  Jackson National Life                       8,990.560            60.93%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/ALGER GROWTH FUND (CLASS A)
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        1,453,001.996            13.62%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        1,246,970.849            11.69%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                          868,027.542             8.14%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/ALGER GROWTH FUND (CLASS B)          Jackson National Life                       6,696.564            67.23%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                          906,022.614            27.14%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                          758,233.864            22.71%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                          724,671.348            21.71%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/CREDIT SUISSE GLOBAL NATURAL         Jackson National Life                      10,000.000            99.03%
RESOURCES FUND (CLASS B)                 Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/CREDIT SUISSE LONG/SHORT FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        1,511,207.602            33.78%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        1,456,084.204            32.54%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        1,110,937.359            24.83%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/CREDIT SUISSE LONG/SHORT FUND        Jackson National Life                      10,000.000           100%
(CLASS B)                                Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/EAGLE CORE EQUITY FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        1,662,845.060            19.54%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                          850,147.637             9.99%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                          844,731.112             9.93%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/EAGLE CORE EQUITY FUND (CLASS B)     Jackson National Life                       6,988.356            68.17%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/EAGLE SMALLCAP EQUITY FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        1,132,099.269            13.80%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        1,029,227.809            12.55%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                          651,707.728             7.95%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/EAGLE SMALLCAP EQUITY FUND (CLASS    Jackson National Life                       5,876.069            51.18%
B)                                       Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/FI BALANCED FUND (CLASS B)           Jackson National Life                      10,382.434            59.57%
(FORMERLY JNL/FMR BALANCED FUND)         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/FI MID-CAP EQUITY FUND (CLASS A) (FORMERLY JNL/FMR MID-CAP EQUITY
FUND)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        1,672,763.176            16.54%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        1,081,308.138            10.69%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Fund            Attn: Mark Nerud                          995,168.526             9.84%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/FMR MID-CAP EQUITY FUND (CLASS B)    Jackson National Life                       6,801.585            73.85%
(FORMERLY JNL/FMR MID-CAP EQUITY FUND)   Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/Franklin Templeton Founding          Attn: Mark Nerud                        5,133,044.083            78.78%
Strategy Fund                            225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
                                         Jackson National Life                     500,000.000             7.67%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/FRANKLIN TEMPLETON GLOBAL GROWTH     Jackson National Life                      10,000.000            97.22%
FUND (CLASS B)                           Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/FRANKLIN TEMPLETON INCOME FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/Franklin Templeton Founding          Attn: Mark Nerud                        4,712,723.109            30.11%
Strategy Fund                            225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/FRANKLIN TEMPLETON INCOME FUND       Jackson National Life                      10,348.582            83.44%
(CLASS B)                                Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/Franklin Templeton Founding          Attn: Mark Nerud                        5,088,765.679            55.78%
Strategy Fund                            225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
                                         Jackson National Life                   2,500,000.000            27.40%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/FRANKLIN TEMPLETON MUTUAL SHARES     Jackson National Life                      10,000.000            96.27%
FUND (CLASS B)                           Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        2,161,042.595            21.53%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        1,803,437.825            17.97%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        1,485,693.919            14.80%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE   Jackson National Life                      10,100.740            51.88%
FUND (CLASS B)                           Insurance Company (seed money)
             -
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        3,738,355.671            26.28%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        2,433,512.852            17.18%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        2,266,842.148            15.93%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/GOLDMAN SACHS CORE PLUS BOND FUND (CLASS A) (FORMERLY JNL/WESTERN
ASSET STRATEGIC BOND FUND)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        7,121,908.093            16.95%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        5,308,961.046            12.63%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Fund            Attn: Mark Nerud                        3,041,356.397             7.24%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Conservative Fund        Attn: Mark Nerud                        2,120,165.411             5.05%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/GOLDMAN SACHS CORE PLUS BOND FUND    Jackson National Life                       9,136.646            33.67%
(CLASS B) (FORMERLY JNL/WESTERN ASSET    Insurance Company (seed money)
STRATEGIC BOND FUND)                     1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND     Jackson National Life                      10,185.446            60.77%
(CLASS B)                                Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        8,164,192.454            30.70%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        5,937,955.047            22.33%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Fund            Attn: Mark Nerud                        5,044,499.859            18.97%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Conservative Fund        Attn: Mark Nerud                        3,231,466.594            12.15%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND    Jackson National Life                      10,000.000            99.96%
FUND (CLASS B)                           Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        5,206,948.176            21.91%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        4,011,177.440            16.88%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        2,738,502.992            11.52%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        6,299,687.990            15.56%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        5,004,735.483            12.36%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        3,392,069.951             8.38%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND    Jackson National Life                      11,229.888            37.81%
(CLASS B)                                Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (CLASS A) (FORMERLY
JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        3,936,967.879            18.01%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Fund            Attn: Mark Nerud                        1,371,367.645             6.27%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/JPMORGAN ASSET U.S. GOVERNMENT &     Jackson National Life                       9,044.376            76.13%
QUALITY BOND FUND (CLASS B) (FORMERLY    Insurance Company (seed money)
JNL/WESTERN ASSET U.S. GOVERNMENT &      1 Corporate Way
QUALITY BOND FUND)                       Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/LAZARD EMERGING MARKETS FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        3,444,001.070            27.78%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        2,481,612.951            20.02%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        2,182,644.985            17.61%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Fund            Attn: Mark Nerud                          625,596.044             5.05%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/LAZARD EMERGING MARKETS FUND         Jackson National Life                      10,000.000            58.72%
(CLASS B)                                Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/LAZARD SMALL CAP VALUE FUND (CLASS   Jackson National Life                     714,649.818             5.71%
A)                                       Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/LAZARD SMALL CAP VALUE FUND (CLASS   Jackson National Life                      10,224.144            40.89%
B)                                       Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/MELLON CAPITAL MANAGEMENT BOND       Jackson National Life                       9,768.160            14.89%
INDEX FUND (CLASS B)                     Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED   Jackson National Life                      14,245.293            50.46%
S&P 500 STOCK INDEX FUND (CLASS B)       Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        3,298,032.926            16.13%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        2,137,395.266            10.45%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        1,517,983.355             7.42%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND       Jackson National Life                       9,117.817            32.38%
(CLASS B)                                Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/PIMCO REAL RETURN BOND FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                       10,564,591.228            41.04%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        5,179,925.209            20.122%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Fund            Attn: Mark Nerud                        3,569,755.744            13.87%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        3,299,399.894            12.82%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Conservative Fund        Attn: Mark Nerud                        2,306,730.561             8.97%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/PIMCO REAL RETURN FUND (CLASS B)     Jackson National Life                      10,000.000           100%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/PIMCO TOTAL RETURN BOND FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                       11,787,859.070            16.67%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        5,232,968.181             7.40%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Fund            Attn: Mark Nerud                        4,490,410.465             6.35%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/PPM AMERICA VALUE EQUITY FUND (CLASS A) (FORMERLY JNL/PUTNAM VALUE
EQUITY FUND)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                          977,606.815             9.25%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                          781,457.886             7.40%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                          702,741.024             6.65%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/PPM AMERICA VALUE EQUITY FUND        Jackson National Life                       5,911.157            98.81%
(CLASS B) (FORMERLY JNL/PUTNAM VALUE     Insurance Company (seed money)
EQUITY FUND)                             1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/PUTNAM EQUITY FUND (CLASS B)         Jackson National Life                       5,589.628            85.29%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/PUTNAM MIDCAP GROWTH FUND (CLASS B)  Jackson National Life                      12,528.186            69.02%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P DISCIPLINED GROWTH FUND (CLASS   Jackson National Life                      10,000.000             5.28%
A)                                       Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P GROWTH RETIREMENT STRATEGY       Jackson National Life                     250,000.000            96.61%
FUND (CLASS A)                           Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P MODERATE GROWTH RETIREMENT       Jackson National Life                     250,000.000           100%
STRATEGY FUND (CLASS A)                  Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P MODERATE RETIREMENT STRATEGY     Jackson National Life                     250,000.00            100%
FUND (CLASS A)                           Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P RETIREMENT 2025 FUND (CLASS A)   Jackson National Life                      10,000.000             6.08%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/SELECT BALANCED FUND (CLASS B)       Jackson National Life                       7,033.625            17.41%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/SELECT GLOBAL GROWTH FUND (CLASS B)  Jackson National Life                       5,785.593            61.02%
                                         Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/SELECT LARGE CAP GROWTH FUND         Jackson National Life                       5,533.014            68.26%
(CLASS B)                                Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/SELECT VALUE FUND (CLASS A)
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        5,262,443.493            22.76%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        3,543,887.843            15.33%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        2,835,052.646            12.26%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        5,482,410.161            16.61%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        4,110,633.750            12.45%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        2,931,858.294             8.88%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        1,907,562.118             9.87%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        1,064,574.461             5.51%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
------------------------------------------------------------------------ ------------------------ -------------------
JNL/T. ROWE PRICE VALUE FUND (CLASS A)
------------------------------------------------------------------------ ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Growth Fund              Attn: Mark Nerud                        7,283,763.338            17.70%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund     Attn: Mark Nerud                        5,289,249.963            12.85%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund   Attn: Mark Nerud                        3,920,566.099             9.53%
                                         225 W. Wacker Drive
                                         Suite 1200
                                         Chicago, Illinois 60606
---------------------------------------- ------------------------------- ------------------------ -------------------
---------------------------------------- ------------------------------- ------------------------ -------------------
JNL/T. ROWE PRICE VALUE FUND             Jackson National Life                       8,265.688            28.72%
(CLASS B)                                Insurance Company (seed money)
                                         1 Corporate Way
                                         Lansing, MI 48951
---------------------------------------- ------------------------------- ------------------------ -------------------

     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of April 2, 2007, the following person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:

------------------------------------------ ------------------------------- ---------------------- --------------------
FUND                                       NAME AND ADDRESS                 AMOUNT OF OWNERSHIP      PERCENTAGE OF
                                                                                                     SHARES OWNED
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SELECT BALANCED FUND (CLASS B)         Roden Insurance Trust                      24,529.240          60.70%
                                           4800 E. 42nd St.
                                           Ste. 400
                                           Odessa, TX 79762
------------------------------------------ ------------------------------- ---------------------- --------------------

The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson is 1 Corporate Way, Lansing, Michigan 48951.

          INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

JACKSON NATIONAL ASSET MANAGEMENT, LLC

     Jackson National Asset Management, LLC ("JNAM" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

     JNAM L.L.C. acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement. Prior to January 31, 2001, Jackson National Financial Services, LLC, an affiliate of JNAM, acted as investment adviser to the Trust. JNAM assumed all related investment management duties from Jackson National Financial Services, LLC pursuant to a Plan of Merger dated January 31, 2001. The Board of Trustees approved the merger on November 9, 2000. Prior to July 1, 1998, Jackson National Financial Services, Inc., an affiliate of JNAM acted as investment adviser to the Trust.

     The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays Adviser a fee in respect of each Fund as described in the Prospectus. The fee paid by the Trust to the Adviser for the fiscal years ended December 31, 2004, December 31, 2005, and December 31, 2006 were $43,703,596, $51,306,616, and $63,051,736, respectively.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

     In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

A I M CAPITAL MANAGEMENT, INC.

     A I M Capital Management, Inc. ("AIM"), with principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as sub-adviser to the JNL/AIM Large Cap Growth Fund, JNL/AIM Small Cap Growth Fund and the JNL/AIM Real Estate Fund. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded financial services company based in the United Kingdom.

     The sub-sub-adviser to the JNL/AIM Real Estate Fund ("Fund') is INVESCO Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St. N.E., Suite 100, Atlanta, GA 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

     Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2006, IINA and its affiliates managed approximately $203 billion in total assets. As of December 31, 2006, AMVESCAP managed approximately $463 billion in total assets.

A I M CAPITAL MANAGEMENT, INC.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     >> BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     >> ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     >> EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     >> PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     >> PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2006:

JNL/AIM Large Cap Growth Fund
Geoffrey V. Keeling                                                    NUMBER OF                     TOTAL
                                                                       ACCOUNTS*               ASSETS (MILLIONS)
registered investment companies: .......................                   3                       $2,707.0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                  None                       None
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   41                       $11.5*
                                                                 -----------------------    ------------------------

Robert L. Shoss                                                        NUMBER OF                     TOTAL
                                                                       ACCOUNTS*               ASSETS (MILLIONS)
registered investmentcompanies: ........................                   3                       $2,707.0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                  None                       None
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   41                       $11.5*
                                                                 -----------------------    ------------------------

JNL/AIM Small Cap Growth Fund
Juliet S. Ellis                                                        NUMBER OF                    TOTAL
                                                                       ACCOUNTS*              ASSETS (MILLIONS)
registered investment companies: .......................                   6                       $3,108.4
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other pooled investment vehicles:.......................                 None                        None
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other accounts:.........................................                 None                        None
                                                                 ----------------------    -------------------------

Juan R. Hartsfield                                                     NUMBER OF                    TOTAL
                                                                       ACCOUNTS*              ASSETS (MILLIONS)
registered investment companies: .......................                   6                       $3,108.4
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other pooled investment vehicles:.......................                 None                        None
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other accounts:.........................................                 None                        None
                                                                 ----------------------    -------------------------

* These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

     >> The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

     >> If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     >> With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     >> Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/AIM LARGE CAP GROWTH FUND**

----------------------------------- ------------------------------- --------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                 Geoffrey V. Keeling             Robert L. Shoss
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
None                                              X                             X
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$1-$10,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$10,001-$50,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$50,001-$100,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$100,001-$500,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$500,001-$1,000,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
Over $1,000,000
----------------------------------- ------------------------------- --------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/AIM SMALL CAP GROWTH FUND**

----------------------------------- ------------------------------- --------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                   Juliet S. Ellis             Juan R. Hartsfield
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
None                                              X                             X
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$1-$10,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$10,001-$50,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$50,001-$100,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$100,001-$500,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$500,001-$1,000,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
Over $1,000,000
----------------------------------- ------------------------------- --------------------------

** Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Funds directly.

INVESCO INSTITUTIONAL (N.A.), INC.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     IINA seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. IINA evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     >> BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, IINA's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     >> ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which as a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's based salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the Sub-Adviser's Chief Investment Officer and Chief Executive Officer.

     >> EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     >> PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     >> PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

IINA's portfolio managers develop investment models which are used in connection with the management of certain registered investment companies, for which IINA or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

The following table reflects information as of December 31, 2006:

JNL/AIM Real Estate Fund
Mark Blackburn                                                    NUMBER OF                       TOTAL
                                                                   ACCOUNTS                 ASSETS (MILLIONS)
registered investment companies: .......................              6                         $4,055.8
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              9                          $988.7
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              53                        $4,385.1
                                                             ---------------------    ------------------------------

Joe V. Rodriguez, Jr.                                             NUMBER OF                       TOTAL
                                                                   ACCOUNTS                 ASSETS (MILLIONS)
registered investment companies: .......................              6                         $4,055.8
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              9                          $988.7
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              53                        $4,385.1
                                                             ---------------------    ------------------------------

James W. Trowbridge                                               NUMBER OF                       TOTAL
                                                                   ACCOUNTS                 ASSETS (MILLIONS)
registered investment companies: .......................              6                         $4,055.8
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              9                          $988.7
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              53                        $4,385.1
                                                             ---------------------    ------------------------------

                                                                  NUMBER OF                       TOTAL
Ping Ying Wang                                                     ACCOUNTS                 ASSETS (MILLIONS)
                                                                   --------                 -----------------
registered investment companies: .......................              6                         $4,055.8
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              9                          $988.7
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              53                        $4,385.1
                                                             ---------------------    ------------------------------

                                                                  NUMBER OF                       TOTAL
Paul Curbo*                                                        ACCOUNTS                 ASSETS (MILLIONS)
                                                                   --------                 -----------------
registered investment companies: .......................              0                            $0
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              0                            $0
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              0                            $0
                                                             ---------------------    ------------------------------

* As of December 31, 2006, Mr. Curbo did not manage any assets, as he did not begin serving as a portfolio manager until January 2007.

CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

     >> The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. IINA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

     >> If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, IINA and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

     >> With respect to securities transactions for the Fund, IINA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which IINA or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), IINA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     >> Finally, the appearance of a conflict of interest may arise where IINA has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     IINA and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/AIM REAL ESTATE FUND**

------------------------------ -------------- ------------------ --------------- ------------- ------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                Joe V.                            James W.      Ping Ying    Paul Curbo
                                 Rodriguez     Mark Blackburn      Trowbridge        Wang
------------------------------ -------------- ------------------ --------------- ------------- ------------
------------------------------ -------------- ------------------ --------------- ------------- ------------
None                                 X                X                X              X             X
------------------------------ -------------- ------------------ --------------- ------------- ------------
------------------------------ -------------- ------------------ --------------- ------------- ------------
$1-$10,000
------------------------------ -------------- ------------------ --------------- ------------- ------------
------------------------------ -------------- ------------------ --------------- ------------- ------------
$10,001-$50,000
------------------------------ -------------- ------------------ --------------- ------------- ------------
------------------------------ -------------- ------------------ --------------- ------------- ------------
$50,001-$100,000
------------------------------ -------------- ------------------ --------------- ------------- ------------
------------------------------ -------------- ------------------ --------------- ------------- ------------
$100,001-$500,000
------------------------------ -------------- ------------------ --------------- ------------- ------------
------------------------------ -------------- ------------------ --------------- ------------- ------------
$500,001-$1,000,000
------------------------------ -------------- ------------------ --------------- ------------- ------------
------------------------------ -------------- ------------------ --------------- ------------- ------------
Over $1,000,000
------------------------------ -------------- ------------------ --------------- ------------- ------------

** Shares of the Fund may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Fund directly.

CREDIT SUISSE ASSET MANAGEMENT, LLC

     Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010 is the Sub-Adviser to the JNL/Credit Suisse Global Natural Resources Fund and JNL/Credit Suisse Long/Short Fund and is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of December 31, 2006, the asset management business of Credit Suisse had approximately $549 billion in assets under management. Credit Suisse is compensated directly by the Adviser and not by the Fund.

In connection with Credit Suisse's service as Sub-Adviser to the JNL/Credit Suisse Global Natural Resources Fund, Credit Suisse Asset Management Limited ("Credit Suisse London") will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by Credit Suisse from time to time. Credit Suisse London is compensated by Credit Suisse at no additional expense to the Trust. Credit Suisse London is located at One Cabot Square, London, UK E14 4QJ.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Credit Suisse's compensation to the portfolio managers includes both a fixed base salary component and bonus component. For certain portfolio managers, part of the bonus component is discretionary and generally is determined by considering various factors, such as business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the portion of the Fund allocated to Credit Suisse, for which the portfolio manager is responsible. Credit Suisse considers both the short-term (generally one year) and long-term (generally three years) performance of a portfolio manager relative to selected benchmarks as follows:

-------------------------------- ------------------------------ -----------------------------------
Portfolio Manager                Benchmark(s)                   Peer Group
-------------------------------- ------------------------------ -----------------------------------
-------------------------------- ------------------------------ -----------------------------------
Neil Gregson                     MSCI Eastern Europe            Lipper Hindsight LUX Eastern
                                 MSCI Emerging Europe           Europe
                                 FT Gold Mines Index            Lipper Hindsight Global Emerging
                                 MSCI Global Emerging Markets   Markets
                                 MSCI Weighted sub-sectors      Lipper Emerging Markets Fund
                                                                Lipper Precious Metals
-------------------------------- ------------------------------ -----------------------------------
-------------------------------- ------------------------------ -----------------------------------
William Weng                     S&P 500 Index                  Lipper Large Cap Core
-------------------------------- ------------------------------ -----------------------------------
-------------------------------- ------------------------------ -----------------------------------
Todd Jablonski                   S&P 500 Index                  Lipper Large Cap Core
-------------------------------- ------------------------------ -----------------------------------

For other portfolio managers, the discretionary bonus is not tied by formula to the performance of any fund or account. For those portfolio managers, the factors taken into account in determining a portfolio manager's bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. Joseph Cherian is a portfolio manager whose discretionary bonus is not tied by formula to the performance of any fund or account.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/Credit Suisse Long/Short Fund
Joseph Cherian                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($MIL)
registered investment companies: .......................                   14                       $2,281
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   5                         $652
                                                                 -----------------------    ------------------------

William Weng                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   14                       $2,281
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                         $513
                                                                 -----------------------    ------------------------

Todd Jablonski                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   14                       $2,281
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                         $513
                                                                 -----------------------    ------------------------

JNL/Credit Suisse Global Natural Resources Fund
Vipin Ahuja*                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................
                                                                 -----------------------    ------------------------

*    Mr. Ahuja will become a portfolio  manager to the JNL/Credit  Suisse Global
     Natural Resources Fund on May 1, 2007. As a result, Mr. Ahuja did not manage any assets for Credit Suisse as of December 31, 2006.

Neil Gregson                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   4                         $496
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                        $1,117
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          N/A
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds' investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.


If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND

-------------------------------------------------- ---------------------- -----------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS
                                                        Vipin Ahuja            Neil Gregson
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
None                                                         X                      X
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$1-$10,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$10,001-$50,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$50,001-$100,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$100,001-$500,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$500,001-$1,000,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
Over $1,000,000
-------------------------------------------------- ---------------------- -----------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/CREDIT SUISSE LONG/SHORT FUND

----------------------------------------- ---------------- ------------------- -----------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS  Joseph Cherian                             Todd
                                                              William Weng        Jablonski
----------------------------------------- ---------------- ------------------- -----------------
----------------------------------------- ---------------- ------------------- -----------------
None                                             X                 X                  X
----------------------------------------- ---------------- ------------------- -----------------
----------------------------------------- ---------------- ------------------- -----------------
$1-$10,000
----------------------------------------- ---------------- ------------------- -----------------
----------------------------------------- ---------------- ------------------- -----------------
$10,001-$50,000
----------------------------------------- ---------------- ------------------- -----------------
----------------------------------------- ---------------- ------------------- -----------------
$50,001-$100,000
----------------------------------------- ---------------- ------------------- -----------------
----------------------------------------- ---------------- ------------------- -----------------
$100,001-$500,000
----------------------------------------- ---------------- ------------------- -----------------
----------------------------------------- ---------------- ------------------- -----------------
$500,001-$1,000,000
----------------------------------------- ---------------- ------------------- -----------------
----------------------------------------- ---------------- ------------------- -----------------
Over $1,000,000
----------------------------------------- ---------------- ------------------- -----------------

EAGLE ASSET MANAGEMENT, INC.

     Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as sub-adviser to the JNL/Eagle Core Equity Fund and the JNL/Eagle SmallCap Equity Fund. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly traded company which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Eagle has created a compensation plan that provides our investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Our investment professionals are compensated as follows:
o All portfolio managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys;

     o Other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

     o Additional deferred compensation plans are provided to key investment professionals;

     o Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results;

     o All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment;

     o All employees receive benefits from our parent company including a 401(k) plan, profit sharing and Employee Stock Purchase Plan.

The following table reflects information as of December 31, 2006:

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/Eagle Core Equity Fund
Richard Skeppstrom Team                                                NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
>>       registered investment companies: ..............                   3                     $222,724,214
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other pooled investment vehicles:..............                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other accounts:................................                 7,244                  $2,489,056,144
                                                                 -----------------------    ------------------------

JNL/Eagle SmallCap Equity Fund
Bert Boksen                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
>>       registered investment companies: ..............                   15                    $878,455,203
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other pooled investment vehicles:..............                   1                      $32,098,010
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other accounts:................................                 2,364                  $1,055,046,013
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

Potential Conflicts

     Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. In addition to EB Management I, LLC Eagle owns a 50% ownership interest in EA Management I, LLC which acts as the general partner to two limited partnerships formed for investment purposes. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership. On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership.

     Eagle's portfolio management team manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S) FOR THE JNL/EAGLE CORE EQUITY FUND

----------------------------------------------- --------------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS                    Richard Skeppstrom
                                                                and Team
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
None                                                                 X
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$1-$10,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$10,001-$50,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$50,001-$100,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$100,001-$500,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$500,001-$1,000,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
Over $1,000,000
----------------------------------------------- --------------------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/EAGLE SMALLCAP EQUITY FUND

----------------------------------------------- ----------------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS                         Bert Boksen
----------------------------------------------- ----------------------------------------------
----------------------------------------------- ----------------------------------------------
None                                                                  X
----------------------------------------------- ----------------------------------------------
----------------------------------------------- ----------------------------------------------
$1-$10,000
----------------------------------------------- ----------------------------------------------
----------------------------------------------- ----------------------------------------------
$10,001-$50,000
----------------------------------------------- ----------------------------------------------
----------------------------------------------- ----------------------------------------------
$50,001-$100,000
----------------------------------------------- ----------------------------------------------
----------------------------------------------- ----------------------------------------------
$100,001-$500,000
----------------------------------------------- ----------------------------------------------
----------------------------------------------- ----------------------------------------------
$500,001-$1,000,000
----------------------------------------------- ----------------------------------------------
----------------------------------------------- ----------------------------------------------
Over $1,000,000
----------------------------------------------- ----------------------------------------------

PYRAMIS GLOBAL ADVISORS, LLC

     FMR Corp., organized in 1972, is the ultimate parent company of Pyramis Global Advisors, LLC ("Pyramis"). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp. Pyramis serves as the sub-adviser for the JNL/FI Mid-Cap Equity Fund and the JNL/FI Balanced Fund. The address of Pyramis and its affiliates, unless otherwise indicated below, is 53 State Street, Boston, Massachusetts 02109. As the sub-adviser, Pyramis chooses the JNL/FI Mid-Cap Equity Fund and the JNL/FI Balanced Fund's investments and places orders to buy and sell each Fund's investments.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Bruce Dirks is the lead portfolio manager of JNL/FI Balanced Fund and receives compensation for his services. Mr. Dirks is also a co-manager of the fund and receives compensation for managing the equity investments of the fund. Brett Kozlowski is a co-manager of the Fund and receives compensation for managing the bond investments of the fund. As of December 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

     Each   portfolio   manager's   base  salary  is   determined  by  level  of
responsibility and tenure at Pyramis or its affiliates.

     The lead portfolio manager's bonus is based on several components. The primary components of the lead portfolio manager's bonus are based on the pre-tax investment performance of the lead portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the lead portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the lead portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the lead portfolio manager's bonus is based on the lead portfolio manager's overall contribution to management of Pyramis. The portion of the lead portfolio manager's bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the equity assets of the fund measured against a composite index, the components of which are 50% Russell 3000 Index and 50% Russell 3000 Value Index, the fund's pre-tax investment performance within the Lipper Balanced Objective and the pre-tax investment performance of the equity assets of the fund within the Morningstar Large Cap Blend Category.

     The bond co-manager's bonus is based on several components. The primary components of the bond co-manager's bonus are based on (i) the pre-tax investment performance of the bond co-manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other Pyramis taxable bond funds and accounts. The pre-tax investment performance of the bond co-manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the bond co-manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the bond co-manager's bonus is based on the bond co-manager's overall contribution to management of Pyramis. The portion of the bond co-manager's bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the bond assets of the fund measured against the Lehman Brothers U.S. Treasury Bond Index.

     Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., Pyramis' parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

     Peter Saperstone is the portfolio manager of JNL/FI Mid-Cap Equity Fund and receives compensation for his services. As of December 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

     The portfolio manager's base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of Pyramis. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the S&P MidCap 400 Index, the fund's pre-tax investment performance within the Lipper Mid Cap Objective and the fund's pre-tax investment performance within the Morningstar Mid-Cap Blend Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., Pyramis' parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/FI Balanced Fund
Bruce Dirks                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (IN MILLIONS)
registered investment companies: .......................                   5                        $3,977
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   7                        $2,640
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   16                       $4,051
                                                                 -----------------------    ------------------------

Brett Kozlowski                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (IN MILLIONS)
registered investment companies: .......................                   3                        $2,924
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                        $2,699
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                          $69
                                                                 -----------------------    ------------------------

JNL/FI Mid-Cap Equity Fund
Peter Saperstone                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS             ASSETS (IN MILLIONS)
registered investment companies: .......................                   7                        $13,322
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                         $153
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/FI BALANCED FUND

-------------------------------------------------- ---------------------- -----------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS
                                                        Bruce Dirks          Brett Kozlowski
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
None                                                         X                      X
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$1-$10,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$10,001-$50,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$50,001-$100,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$100,001-$500,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
$500,001-$1,000,000
-------------------------------------------------- ---------------------- -----------------------
-------------------------------------------------- ---------------------- -----------------------
Over $1,000,000
-------------------------------------------------- ---------------------- -----------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/FI MID-CAP EQUITY FUND

---------------------------------------- ----------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                            Peter Saperstone
---------------------------------------- ----------------------------------------
---------------------------------------- ----------------------------------------
None                                                        X
---------------------------------------- ----------------------------------------
---------------------------------------- ----------------------------------------
$1-$10,000
---------------------------------------- ----------------------------------------
---------------------------------------- ----------------------------------------
$10,001-$50,000
---------------------------------------- ----------------------------------------
---------------------------------------- ----------------------------------------
$50,001-$100,000
---------------------------------------- ----------------------------------------
---------------------------------------- ----------------------------------------
$100,001-$500,000
---------------------------------------- ----------------------------------------
---------------------------------------- ----------------------------------------
$500,001-$1,000,000
---------------------------------------- ----------------------------------------
---------------------------------------- ----------------------------------------
Over $1,000,000
---------------------------------------- ----------------------------------------

FRANKLIN ADVISORY SERVICES, LLC

     Franklin Advisory Services, LLC, ("Franklin") which is located at One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, serves as sub-adviser to the JNL/Franklin Templeton Small Cap Value Fund. Franklin is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Franklin Advisory Services seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY. Each portfolio manager is paid a base salary.

     ANNUAL BONUS. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

          |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

William J. Lippman                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   11                      $12,882.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                        $589.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                        $176.1
                                                                 -----------------------    ------------------------

Bruce C. Baughman, CPA                                                 NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   1                       $5,201.1
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   10                      $9,191.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Margaret McGee                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   9                       $13,770.0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Donald G. Taylor, CPA                                                  NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   8                       $11,500.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                       $2,859.0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S) FOR THE JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 SECURITY OWNERSHIP OF PORTFOLIO         William J.     Bruce C. Baughman, CPA   Margaret McGee       Donald G.
 MANAGERS                                  Lippman                                                   Taylor, CPA
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 None                                         X                   X                     X                 X
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 $1-$10,000
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 $10,001-$50,000
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 $50,001-$100,000
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 $100,001-$500,000
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 $500,001-$1,000,000
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------
 Over $1,000,000
 ------------------------------------- ---------------- ----------------------- ------------------ ----------------

FRANKLIN ADVISERS, INC.

     Franklin  Advisers,  Inc.  ("Franklin  Advisers")  which is  located at One
Franklin Parkway, San Mateo, California 94403, serves as sub-adviser to the JNL/Franklin Templeton Income Fund. Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Franklin Advisers, Inc. seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY. Each portfolio manager is paid a base salary.

     ANNUAL BONUS. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

          |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

Edward D. Perks                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   6                       $60,578.5
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                        $828.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                        $359.5
                                                                 -----------------------    ------------------------

Charles B. Johnson                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   2                       $57,806.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                        $827.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/FRANKLIN TEMPLETON INCOME FUND

-------------------------------------- ------------------------- ------------------------
SECURITY OWNERSHIP OF PORTFOLIO            Edward D. Perks         Charles B. Johnson
MANAGERS
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
None                                              X                         X
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$1-$10,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$10,001-$50,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$50,001-$100,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$100,001-$500,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$500,001-$1,000,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
Over $1,000,000
-------------------------------------- ------------------------- ------------------------

FRANKLIN MUTUAL ADVISERS, LLC

     Franklin Mutual Advisers, LLC ("Franklin Mutual"), located at 101 John F. Kennedy Parkway, Short Hills, New Jersey, 07078, serves as sub-adviser to the JNL/Franklin Templeton Mutual Shares Fund. Franklin Mutual is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Franklin Mutual Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

          |X| RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.|X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

Peter A. Langerman                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   3                        $27,017
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                       $3,141.9
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                        $109.7
                                                                 -----------------------    ------------------------

Deborah A. Turner                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   2                       $26,998.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                        $118.7
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                        $109.7
                                                                 -----------------------    ------------------------

F. David Segal                                                          NUMBER OF                    TOTAL
                                                                        ACCOUNTS                     ASSETS
                                                                                                     ($MIL)
registered investment companies: .......................                   2                       $26,998.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                        $109.7
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics ("Code") which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest. The Code provides that a conflict of interest is any circumstance where an individual's personal interest interferes or even appears to interfere with the interests of Franklin Resources, Inc. and all of its U.S. and non-U.S. subsidiaries and affiliates (collectively, the "Company"). The Code provides that all officers, directors, employees and temporary employees (each, a "Covered Person") of the Company have a duty to avoid financial, business or other relationships that might be opposed to the interests of the Company or might cause a conflict with the performance of their duties. The Code states that a conflict can arise when a Covered Person takes actions or has interests that may make it difficult to perform his or her Company related work objectively and effectively.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

------------------------------------- -------------------------- ------------------------ ----------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                 Peter A. Langerman         Deborah A. Turner        F. David Segal
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
None                                              X                         X                       X
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$1-$10,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$10,001-$50,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$50,001-$100,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$100,001-$500,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$500,001-$1,000,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
Over $1,000,000
------------------------------------- -------------------------- ------------------------ ----------------------

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

     Goldman Sachs Asset Management, L.P. ("GSAM(R)"), which is located at 32 Old Slip, New York, New York 10005 serves as sub-adviser to the JNL/Goldman Sachs Mid Cap Value Fund, JNL/Goldman Sachs Short Duration Bond Fund, and JNL/Goldman Sachs Core Plus Bond Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM, along with other units of the Investment Management Division of GSAM, had assets under management of $627.6 billion (including seed capital and excluding assets under supervision).

PORTFOLIO MANAGER COMPENSATION STRUCTURE

GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 Year period of investment performance. The following criteria are considered:

     o    Individual performance (relative, absolute)

     o    Team Performance (relative, absolute)

     o    Consistent performance that aligns with clients' objectives

     o    Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 Year basis.

OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/Goldman Sachs Mid Cap Value Fund

  --------------------------- --------------------------------------------------- -------------------------------------------------
                              NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL          NUMBER OF ACCOUNTS AND TOTAL ASSETS (IN
                              ASSETS(IN MILLIONS) BY ACCOUNT TYPE                 MILLIONS) FOR WHICH ADVISORY FEE IS
                                                                                  PERFORMANCE-BASED
  --------------------------- --------------------------------------------------- -------------------------------------------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  NAME OF                     REGISTERED       OTHER POOLED     OTHER             REGISTERED       OTHER POOLED     OTHER
                              INVESTMENT       INVESTMENT                         INVESTMENT       INVESTMENT
  PORTFOLIO MANAGER           COMPANIES        VEHICLES         ACCOUNTS          COMPANIES        VEHICLES         ACCOUNTS
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  Eileen Rominger             22 / 14.1 bil    2 / 316 mil      262 / 9.4 bil     0 / 0            2 / 316 mil      1 / 105 mil
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  Sally P. Davis              26 / 16.7 bil    2 / 316 mil      284 / 10.3 bil    0 / 0            2 / 316 mil      2 / 347 mil
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  Dolores Bamford             26 / 16.7 bil    2 / 316 mil      284 / 10.3 bil    0 / 0            2 / 316 mil      2 / 347 mil
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  Andy Braun                  22 / 14.1 bil    2 / 316 mil      262 / 9.4 bil     0 / 0            2 / 316 mil      1 / 105 mil
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  Lisa Parisi                 26 / 16.7 bil    2 / 316 mil      284 / 10.3 bil    0 / 0            2 / 316 mil      2 / 347 mil
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  Sean Gallagher              22 / 14.1 bil    2 / 316 mil      262 / 9.4 bil     0 / 0            2 / 316 mil      1 / 105 mil
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  David Berdon                22 / 14.1 bil    2 / 316 mil      262 / 9.4 bil     0 / 0            2 / 316 mil      1 / 105 mil
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  Edward Perkin               26 / 16.7 bil    2 / 316 mil      284 / 10.3 bil    0 / 0            2 / 316 mil      2 / 347 mil
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------
  Scott Carroll               26 / 16.7 bil    2 / 316 mil      284 / 10.3 bil    0 / 0            2 / 316 mil      2 / 347 mil
  --------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ---------------

JNL/Goldman Sachs Short Duration Bond Fund

Please note that all of our fixed income portfolios are managed on a team basis.
While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. We believe this approach ensures a high degree of continuity of portfolio management style and knowledge.

For each portfolio manager listed below, the total # of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

---------------------- ------------------------------------------------------ ------------------------------------------------------
                         NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL ASSETS      NUMBER OF ACCOUNTS AND TOTAL ASSETS (IN MILLIONS)
                                   (IN MILLIONS) BY ACCOUNT TYPE                   FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED

---------------------- ------------------------------------------------------ ------------------------------------------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
NAME OF                  REGISTERED      OTHER POOLED           OTHER           REGISTERED       OTHER POOLED          OTHER
                         INVESTMENT       INVESTMENT                            INVESTMENT        INVESTMENT
PORTFOLIO MANAGER       COMPANIES(1)     VEHICLES(2)         ACCOUNTS(3)       COMPANIES(1)      VEHICLES(2)        ACCOUNTS(3)
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
Jonathan Beinner
                       32 / 24.0 bil    61 / 26.8 bil     1,639 / 132.5 bil        0 / 0         15 / 7.8 bil      50 / 19.2 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

Tom Kenny              32 / 24.0 bil    61 / 26.8 bil     1,639 / 132.5 bil        0 / 0         15 / 7.8 bil      50 / 19.2 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

James B. Clark          14 / 6.6 bil    25 / 11.9 bil      268 / 49.6 bil          0 / 0         7 / 5.7 bil        4 / 2.1 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

Robert C. Leggett       8 / 4.7 bil     1 / 513.6 mil       65 / 15.9 bil          0 / 0            0 / 0           7 / 4.8 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

Thomas D. Teles        20 / 10.9 bil    19 / 10.9 bil      313 / 71.1 bil          0 / 0         5 / 5.2 bil        11 / 6.9 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

James Cielinski         16 / 9.0 bil    48 / 20.4 bil      445 / 94.2 bil          0 / 0         15 / 7.8 bil      25 / 11.0 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

Christopher Sullivan    14 / 6.6 bil    25 / 11.9 bil      268 / 49.6 bil          0 / 0         7 / 5.7 bil        4 / 2.1 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

James McCarthy          8 / 4.7 bil     1 / 513.6 mil       65 / 15.9 bil          0 / 0            0 / 0           7 / 4.8 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

Thomas D. Teles        20 / 10.9 bil    19 / 10.9 bil      313 / 71.1 bil          0 / 0         5 / 5.2 bil        11 / 6.9 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
Mark Van Wyk                                                                       0 / 0
                       21 / 11.2 bil    19 / 10.9 bil      323 / 74.6 bil                        5 / 5.2 bil        11 / 6.9 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

1 INCLUDES ONLY ONSHORE MUTUAL FUNDS AND ONSHORE SUBADVISED FUNDS.
(2) INCLUDES OFFSHORE MUTUAL FUNDS, OFFSHORE SUBADVISED FUNDS, ALTERNATIVE
INVESTMENTS AND COMMINGLED FUNDS. (3)OTHER ACCOUNTS COMPRISED OF SEPARATE
ACCOUNTS (BOTH INSTITUTIONAL AND RETAIL).

JNL/Goldman Sachs Core Plus Bond Fund

---------------------- ------------------------------------------------------ ------------------------------------------------------
                         NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL ASSETS      NUMBER OF ACCOUNTS AND TOTAL ASSETS (IN MILLIONS)
                                   (IN MILLIONS) BY ACCOUNT TYPE                   FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED

---------------------- ------------------------------------------------------ ------------------------------------------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
NAME OF                  REGISTERED      OTHER POOLED           OTHER           REGISTERED       OTHER POOLED          OTHER
                         INVESTMENT       INVESTMENT                            INVESTMENT        INVESTMENT
PORTFOLIO MANAGER       COMPANIES(1)     VEHICLES(2)         ACCOUNTS(3)       COMPANIES(1)      VEHICLES(2)        ACCOUNTS(3)
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
James B. Clark
                        14 / 6.6 bil    25 / 11.9 bil      268 / 49.6 bil          0 / 0         7 / 5.7 bil        4 / 2.1 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------
Christopher Sullivan
                        14 / 6.6 bil    25 / 11.9 bil      268 / 49.6 bil          0 / 0         7 / 5.7 bil        4 / 2.1 bil
---------------------- --------------- ----------------- -------------------- ---------------- ----------------- -------------------

The information is as of December 31, 2006.

(1)  INCLUDES ONLY ONSHORE MUTUAL FUNDS AND ONSHORE SUBADVISED FUNDS.

(2) INCLUDES OFFSHORE MUTUAL FUNDS, OFFSHORE SUBADVISED FUNDS, ALTERNATIVE INVESTMENTS AND COMMINGLED FUNDS.

(3)  OTHER  ACCOUNTS  COMPRISED OF SEPARATE  ACCOUNTS  (BOTH  INSTITUTIONAL  AND
     RETAIL).

CONFLICTS OF INTEREST

GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/GOLDMAN SACHS MID CAP VALUE FUND

------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
SECURITY
OWNERSHIP OF
PORTFOLIO
MANAGERS             Eileen      Sally P.    Dolores    Andy     Lisa         Sean      David      Scott     Edward
                    Rominger      Davis      Bamford    Braun    Parisi    Gallagher    Berdon    Carroll     Perkin
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
None                    X           X           X         X        X           X           X         X          X
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
$1-$10,000
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
$10,001-$50,000
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
$50,001-$100,000
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
$100,001-$500,000
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
$500,001-$1,000,000
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------
Over $1,000,000
------------------ ------------ ----------- ---------- -------- --------- ------------ ---------- --------- -----------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS
                             James B.      Christopher      Thomas D.         Mark       Peter D.     Chris
                               Clark        Sullivan         Teles          Van Wyk        Dion       Hogan
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
None                             X             X               X               X             X          X
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
$1-$10,000
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
$10,001-$50,000
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
$50,001-$100,000
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
$100,001-$500,000
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
$500,001-$1,000,000
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------
Over $1,000,000
--------------------------- ------------ --------------- --------------- --------------- ---------- ----------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/GOLDMAN SACHS CORE PLUS BOND FUND

---------------------------------- ------------------------- -----------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                             Christopher Sullivan        James B. Clark
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
None                                          X                        X
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$1-$10,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$10,001-$50,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$50,001-$100,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$100,001-$500,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$500,001-$1,000,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
Over $1,000,000
---------------------------------- ------------------------- -----------------------

Due to Goldman Sachs Asset Management,  L.P.'s ("GSAM") internal policies,  GSAM
portfolio   managers  are  generally   prohibited  from  purchasing   shares  of
Sub-Advised Funds for which they have primary responsibility.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

     Jackson National Asset Management, LLC ("JNAM"), located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, makes the allocations to the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund and the JNL/Mellon Capital Management 10 x 10 Fund. JNAM is a is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Assets of JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund ("Funds") are invested in a combination of mutual funds ("Underlying Funds") on a fixed percentage basis. JNAM manages the Fund according to those narrow asset allocation limits. In this context, the term "portfolio manager" refers to oversight of the asset allocation process, and portfolio managers perform primarily a technical, systems oversight role, insuring the proper pre-determined asset allocation in the Underlying Funds. Due to the reality that the Fund's portfolio managers do not perform any special tasks beyond their usual day-to-day functions as employees of the investment adviser and administrator to the Fund, do not perform extensive investment research and analysis on the Underlying Funds, their fellow JNAM employees do not readily consider them to be portfolio managers and should not be considered portfolio managers beyond the most technical definition of the phrase "portfolio managers," there is no special compensation arrangement for the portfolio managers. The portfolio managers are paid their regular base salary, receive an incentive bonus opportunity, and receive a benefits package commensurate with all other JNAM employees.

Jackson's policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Base salary, annual bonus, and Jackson's long-term incentive program (LTIP). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. The Jackson LTIP program is based on the overall performance of the operations of Jackson and other U.S. based affiliates. To help in retaining its investment professionals, the Jackson LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

Mark D. Nerud                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

William V. Simon                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Daniel W. Koors                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

As discussed herein, the Fund is invested in the Underlying Funds according a pre-determined allocation in the Underlying Funds. Daily cash flows will require the allocation of Fund assets among the Underlying Funds. Consequently, the portfolio managers may have access to purchase and sale information related to the Underlying Funds, which may create a conflict of interest should the portfolio managers attempt to trade in shares of the Underlying Funds. Shares of the Fund and the Underlying Funds may only be acquired through the Jackson variable contracts. Pursuant to JNAM's and the Funds' Code of Ethics, purchases and sales of JNL variable contracts must be reported by all "Access Persons," including the portfolio managers, and consequently, all transactions in the Fund and Underlying Funds are monitored for compliance with the Code of Ethics. In addition, JNAM and the Funds have adopted certain compliance policies and procedures, which are reasonably designed to maintain compliance with federal and state regulatory requirements, and to prevent conflicts of interests. However, there is no guarantee that such policies and policies and procedures will detect every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S) FOR THE JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND, THE JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND AND THE JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND

------------------------------- ---------------------- ---------------------- ---------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                  Mark D. Nerud        William V. Simon       Daniel W. Koors
------------------------------- ---------------------- ---------------------- ---------------------
------------------------------- ---------------------- ---------------------- ---------------------
None                                      X                      X                     X
------------------------------- ---------------------- ---------------------- ---------------------
------------------------------- ---------------------- ---------------------- ---------------------
$1-$10,000
------------------------------- ---------------------- ---------------------- ---------------------
------------------------------- ---------------------- ---------------------- ---------------------
$10,001-$50,000
------------------------------- ---------------------- ---------------------- ---------------------
------------------------------- ---------------------- ---------------------- ---------------------
$50,001-$100,000
------------------------------- ---------------------- ---------------------- ---------------------
------------------------------- ---------------------- ---------------------- ---------------------
$100,001-$500,000
------------------------------- ---------------------- ---------------------- ---------------------
------------------------------- ---------------------- ---------------------- ---------------------
$500,001-$1,000,000
------------------------------- ---------------------- ---------------------- ---------------------
------------------------------- ---------------------- ---------------------- ---------------------
Over $1,000,000
------------------------------- ---------------------- ---------------------- ---------------------

J.P. MORGAN INVESTMENT MANAGEMENT INC.

     J.P. Morgan Investment Management Inc. ("JP Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167, serves as sub-adviser to the JNL/JPMorgan International Value Fund, the JNL/JPMorgan International Equity Fund, and the JNL/JPMorgan U.S. Government & Quality Bond Fund. JP Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly-traded bank holding company. JP Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

JP Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/JPMorgan International Equity Fund
James Fisher, M.D.                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                    $8,642.36 (MM)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   7                    $6,181.49 (MM)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   30                   $7,614.64 (MM)
                                                                 -----------------------    ------------------------

JNL/JPMorgan International Value Fund
Gerd Woort-Menker, M.D.                                                NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   1                       $426 (MM)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                       $810 (MM)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Jeroen Huysinga                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   6                      $1.867 (MM)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                       $800 (MM)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   12                     $2.595 (MM)
                                                                 -----------------------    ------------------------

JNL/JPMorgan U.S. Government & Quality Bond Fund
Michael Sais                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $4,170.68 (MM)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   6                       $2,811.43
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan's and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/JPMORGAN INTERNATIONAL EQUITY FUND

---------------------------------------- ------------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                      James Fisher, M.D.
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
None                                                   X
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$1-$10,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$10,001-$50,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$50,001-$100,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$100,001-$500,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$500,001-$1,000,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
Over $1,000,000
---------------------------------------- ------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/JPMORGAN INTERNATIONAL VALUE FUND

---------------------------------- ------------------------------- ----------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS
                                      Gerd Woort-Menker, M.D.            Jeroen Huysinga
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
None                                             X                              X
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$1-$10,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$10,001-$50,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$50,001-$100,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$100,001-$500,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$500,001-$1,000,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
Over $1,000,000
---------------------------------- ------------------------------- ----------------------------

SECURITY  OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/JPMORGAN U.S.  GOVERNMENT &
QUALITY BOND FUND

---------------------------------------- ------------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                         Michael Sais
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
None                                                   X
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$1-$10,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$10,001-$50,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$50,001-$100,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$100,001-$500,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$500,001-$1,000,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
Over $1,000,000
---------------------------------------- ------------------------------

LAZARD ASSET MANAGEMENT LLC

     Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, serves as sub-adviser to the JNL/Lazard Emerging Markets Fund, JNL/Lazard Mid Cap Value Fund and the JNL/Lazard Small Cap Value Fund. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Its clients are both individuals and institutions.

     TEAM MANAGEMENT AND MODEL PORTFOLIOS. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

     Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

     Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

     Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

     The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member, as well as the amount (within certain specified ranges) of money invested by each team member in shares of the Fund. As noted in the chart, the portfolio managers managing the Fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006*:

* This information below does not include the JNL/Lazard Emerging Markets Fund, the JNL/Lazard Mid Cap Value Fund, and the JNL/Lazard Small Cap Value Fund of the Trust.

JNL/Lazard Emerging Markets Fund
John R. Reinsberg                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   14                   $4,255,277,784
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   32                    $651,696,984
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
performance based accounts..............................                   1                    $1,300,319,036
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                 1,059                  $19,327,269,730
                                                                 -----------------------    ------------------------

James M. Donald                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   12                   $5,753,693,687
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   41                   $2,212,518,880
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
performance based accounts..............................                   2                    $1,374,941,694
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  268                   $3,287,439,963
                                                                 -----------------------    ------------------------

JNL/Lazard Mid Cap Value Fund
Andrew Lacey                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                         $5,118,437,212
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   45                          $993,229,350
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  535                        $5,535,520,641
                                                                 -----------------------    ------------------------

Robert A. Failla                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   6                         $5,270,756,346
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   45                        $1,764,712,015
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   75                        $3,909,697,571
                                                                 -----------------------    ------------------------

Christopher H. Blake                                                   NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                         $5,049,672,583
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   17                          $707,826,719
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   72                        $1,486,472,840
                                                                 -----------------------    ------------------------

Gary Buesser                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   6                         $5,270,756,346
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   14                          $289,474,664
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   69                        $1,366,652,802
                                                                 -----------------------    ------------------------

JNL/Lazard Small Cap Value Fund
Patrick M. Mullin                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   3                         $2,066,138,306
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                             $3,050,157
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   29                          $424,404,670
                                                                 -----------------------    ------------------------

Andrew Lacey                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                         $5,118,437,212
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   45                          $993,229,350
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  535                        $5,535,520,641
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

     MATERIAL CONFLICTS RELATED TO MANAGEMENT OF SIMILAR ACCOUNTS. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

     Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

SECURITY  OWNERSHIP OF PORTFOLIO  MANAGERS FOR THE JNL/LAZARD  EMERGING  MARKETS
FUND

------------------------------------ ----------------------------- ----------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                  John R. Reinsberg              James M. Donald
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
None                                              X                             X
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$1-$10,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$10,001-$50,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$50,001-$100,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$100,001-$500,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$500,001-$1,000,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
Over $1,000,000
------------------------------------ ----------------------------- ----------------------------

SECURITY  OWNERSHIP OF PORTFOLIO  MANAGERS FOR THE  JNL/LAZARD  MID CAP VALUE OF
FUND

-------------------------------------- -------------------- ------------------ ------------------- ----------------
SECURITY OWNERSHIP OF PORTFOLIO                                                  Christopher H.
MANAGERS                                  Andrew Lacey      Robert A. Failla         Blake          Gary Buesser
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
None                                            X                   X                  X                  X
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$1-$10,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$10,001-$50,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$50,001-$100,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$100,001-$500,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$500,001-$1,000,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
Over $1,000,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/LAZARD SMALL CAP VALUE FUND

----------------------------------------- ---------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS
                                                    Patrick M. Mullin
----------------------------------------- ---------------------------------------
----------------------------------------- ---------------------------------------
None                                                        X
----------------------------------------- ---------------------------------------
----------------------------------------- ---------------------------------------
$1-$10,000
----------------------------------------- ---------------------------------------
----------------------------------------- ---------------------------------------
$10,001-$50,000
----------------------------------------- ---------------------------------------
----------------------------------------- ---------------------------------------
$50,001-$100,000
----------------------------------------- ---------------------------------------
----------------------------------------- ---------------------------------------
$100,001-$500,000
----------------------------------------- ---------------------------------------
----------------------------------------- ---------------------------------------
$500,001-$1,000,000
----------------------------------------- ---------------------------------------
----------------------------------------- ---------------------------------------
Over $1,000,000
----------------------------------------- ---------------------------------------

MELLON CAPITAL MANAGEMENT CORPORATION

     Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105, serves as sub-adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund and to the JNL/Mellon Capital Management Bond Index Fund. Mellon Capital also serves as co-sub-adviser to the JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Growth Retirement Strategy Fund, and JNL/S&P Moderate Growth Retirement Strategy.
Mellon Capital is a wholly-owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial holding company. Effective third quarter 2007, the parent company of Mellon Capital Management Corporation will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

PASSIVELY   MANAGED  AND  ACTIVELY   MANAGED  MUTUAL  FUND   PORTFOLIO   MANAGER
COMPENSATION

As of January 2007, Mellon Capital's portfolio managers responsible for both passively managed and actively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The portfolio manager's base salary is not based on investment performance of the Fund(s).

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund's benchmark index over a one-year period. For actively managed funds, the performance factors depend on how successfully the portfolio manager out performs the relevant benchmark while maintaining the appropriate risk profile for the fund over the past year. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis. All of the factors listed above are considered in determining a portfolio manager's bonus. The performance of the Fund is only one factor and is considered along side all of the others. Bonus determinations are subjective and in the discretion of the manager. There is no formula that is applied to weight the factors listed above.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/Mellon Capital Management S&P 500 Index Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   39                   $14.26 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $47.88 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   33                   $28.97 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   39                   $14.26 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $47.88 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   33                   $28.97 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Small Cap Index Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   39                   $14.26 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $47.88 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   33                   $28.97 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management International Index Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   39                   $14.26 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $47.88 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   33                   $28.97 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Bond Index Fund
David Kwan, Lowell Bennett                                             NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                     $1.56 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   17                    $8.82 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   22                    $5.23 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
Warren Chiang                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   1                    $77.85 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                     $1.14 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   8                     $1.69 billion
                                                                 -----------------------    ------------------------

JNL/S&P Moderate Retirement Strategy Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $14.26 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $47.88 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   33                   $28.97 billion
                                                                 -----------------------    ------------------------

JNL/S&P Moderate Growth Retirement Strategy Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $14.26 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $47.88 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   33                   $28.97 billion
                                                                 -----------------------    ------------------------

JNL/S&P Growth Retirement Strategy Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $14.26 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $47.88 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   33                   $28.97 billion
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

At Mellon Capital Management Corporation, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND, THE JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND, THE JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND, THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, THE JNL/S&P MODERATE RETIREMENT STRATEGY FUND, THE JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND, THE JNL/S&P GROWTH RETIREMENT STRATEGY FUND, THE JNL/S&P MODERATE RETIREMENT STRATEGY FUND, THE JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND, AND THE JNL/S&P GROWTH RETIREMENT STRATEGY FUND

---------------------------------- ---------------------- ------------------------- ------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                               Susan Ellison           Richard Brown           Karen Wong
---------------------------------- ---------------------- ------------------------- ------------------
---------------------------------- ---------------------- ------------------------- ------------------
None                                         X                       X                      X
---------------------------------- ---------------------- ------------------------- ------------------
---------------------------------- ---------------------- ------------------------- ------------------
$1-$10,000
---------------------------------- ---------------------- ------------------------- ------------------
---------------------------------- ---------------------- ------------------------- ------------------
$10,001-$50,000
---------------------------------- ---------------------- ------------------------- ------------------
---------------------------------- ---------------------- ------------------------- ------------------
$50,001-$100,000
---------------------------------- ---------------------- ------------------------- ------------------
---------------------------------- ---------------------- ------------------------- ------------------
$100,001-$500,000
---------------------------------- ---------------------- ------------------------- ------------------
---------------------------------- ---------------------- ------------------------- ------------------
$500,001-$1,000,000
---------------------------------- ---------------------- ------------------------- ------------------
---------------------------------- ---------------------- ------------------------- ------------------
Over $1,000,000
---------------------------------- ---------------------- ------------------------- ------------------

SECURITY  OWNERSHIP OF PORTFOLIO  MANAGERS FOR THE JNL/MELLON CAPITAL MANAGEMENT
BOND INDEX FUND

------------------------------------ ---------------------- ------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                  David Kwan            Lowell Bennett
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
None                                           X                       X
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$1-$10,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$10,001-$50,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$50,001-$100,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$100,001-$500,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$500,001-$1,000,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
Over $1,000,000
------------------------------------ ---------------------- ------------------------

SECURITY  OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/MELLON  CAPITAL  MANAGEMENT
ENHANCED S&P 500 STOCK INDEX FUND

---------------------------------------------- --------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS
                                                     Warren Chiang
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
None                                                       X
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$1-$10,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$10,001-$50,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$50,001-$100,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$100,001-$500,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$500,001-$1,000,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
Over $1,000,000
---------------------------------------------- --------------------------

OPPENHEIMERFUNDS, INC.

     OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as sub-adviser to the JNL/Oppenheimer Global Growth Fund. As of December 31, 2006, Oppenheimer, including subsidiaries and affiliates, managed in excess of $235 billion in assets, including mutual funds having more than 6 million shareholder accounts. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

COMPENSATION OF THE PORTFOLIO MANAGERS. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2006 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. That fund's compensation structure is based on the fund's performance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/Oppenheimer Global Growth Fund
Rajeev Bhaman                                                      NUMBER OF                      TOTAL
                                                                   ACCOUNTS                       ASSETS
registered investment companies: .......................              15                    $28,257,081,174.36
                                                             ----------------------    -----------------------------
                                                             ----------------------    -----------------------------
other pooled investment vehicles:.......................               4                     $686,912,245.91
                                                             ----------------------    -----------------------------
                                                             ----------------------    -----------------------------
other accounts(1):......................................               0                            $0
                                                             ----------------------    -----------------------------
                                                             ----------------------    -----------------------------
accounts w/perf. based advisory fees                                   1                      $74,946,272.12
                                                             ----------------------    -----------------------------


(1) Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

CONFLICTS OF INTEREST

As indicated above, the Portfolio Manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

SECURITY  OWNERSHIP OF PORTFOLIO MANAGER FOR THE  JNL/OPPENHEIMER  GLOBAL GROWTH
FUND

------------------------------------------ -----------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS
                                                     Rajeev Bhaman
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
None                                                       X
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$1-$10,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$10,001-$50,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$50,001-$100,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$100,001-$500,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$500,001-$1,000,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
Over $1,000,000
------------------------------------------ -----------------------------------

PACIFIC INVESTMENT MANAGEMENT COMPANY ("PIMCO")

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as sub-advisor to the JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund listed above. PIMCO is an investment management firm founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP") with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with one member, Allianz Global Investors U.S. Holding LLC, which is a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which  owns a 0.1%  managing  interest.  Allianz  Global  Investors  of  America
Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz
Societas       Europaea       ("Allianz       SE").        Allianz-Argos       6
Vermogensverwaltungsgesellschaft is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

PORTFOLIO MANAGER COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     o 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

     o    Appropriate   risk   positioning   that  is  consistent  with  PIMCO's
          investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     o    Amount and nature of assets managed by the portfolio manager;

     o Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     o Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     o Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     o    Contributions to asset retention, gathering and client satisfaction;

     o    Contributions to mentoring, coaching and/or supervising; and

     o    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/PIMCO Real Return Fund
John B. Brynjolfsson                                                   NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS($MM)
registered investment companies: .......................                   18                     $36,323.56
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   18                      $2,706.75
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   41                     $11,676.67
                                                                 -----------------------    ------------------------

JNL/PIMCO Total Return Bond Fund
William H. Gross                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS($MM)
registered investment companies: .......................                   33                     $136,829.08
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   20                      $7,688.53
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   64                     $41,624.10
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/PIMCO REAL RETURN FUND

------------------------------------------ -------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS
                                                    John B. Brynjolfsson
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
None                                                         X
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$1-$10,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$10,001-$50,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$50,001-$100,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$100,001-$500,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$500,001-$1,000,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Over $1,000,000
------------------------------------------ -------------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/PIMCO TOTAL RETURN BOND FUND

------------------------------------------ -------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS
                                                      William H. Gross
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
None                                                         X
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$1-$10,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$10,001-$50,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$50,001-$100,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$100,001-$500,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
$500,001-$1,000,000
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Over $1,000,000
------------------------------------------ -------------------------------------

PPM AMERICA, INC.

     PPM America, Inc. ("PPM"), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the JNL/PPM America Value Equity Fund and the JNL/PPM America High Yield Bond Fund. PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

PPM considers compensation critical to the retention of high quality investment professionals. PPM's policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Base salary, annual bonus, and PPM's long-term incentive program (LTIP). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. Annual bonus is calculated for investment professionals based primarily on the results they achieve for their clients, and the PPM LTIP program is based on the overall performance of the operations of PPM and other U.S. based affiliates. To help in retaining its investment professionals, the PPM LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following tables reflect information as of December 31, 2006:

JNL/PPM America Value Equity Fund
PPM Equity Team: Richard Brody, Jeffrey Moran, Sam Yee, Alford         NUMBER OF                     TOTAL
Zick                                                                    ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $2,980,093,127
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   13                   $4,131,858,181
                                                                 -----------------------    ------------------------

JNL/PPM America High Yield Bond Fund
                                                                       NUMBER OF                     TOTAL
Anthony Balestrieri                                                     ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   7                    $11,666,668,027
                                                                 -----------------------    ------------------------

JoAnne M. Bianco                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles*:......................                   3                    $3,244,028,354
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts**:.......................................                   2                    $3,278,329,389
                                                                 -----------------------    ------------------------

* Includes pooled investment vehicles where Ms. Bianco is backup Portfolio Manager.

** Includes high yield assets managed by Ms. Bianco for an account managed by Mr. Balestrieri.

CONFLICTS OF INTEREST

PPM is not aware of any material conflicts of interest that may arise in connection with its management of the Fund's investments and the investments of its other accounts.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the PPM Equity Team are managed using the same or substantially similar investment strategies that are used in connection with the management of the Value Equity Fund. Similarly, other accounts managed by Mr. Balestrieri and Ms. Bianco are managed using the same or substantially similar investment strategies that are used in connection with the management of the High Yield Bond Fund. Accordingly, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective JNL/PPM America Fund. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, and allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to allocate securities that are expected to increase in value to preferred accounts, including those of clients affiliated with PPM. Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of client managed by PPM. Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates. PPM seeks to manage such potential conflicts by through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Also, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Fund and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PPM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY  OWNERSHIP OF PORTFOLIO  MANAGERS FOR THE JNL/PPM  AMERICA VALUE EQUITY
FUND

----------------------------------- ------------------- ---------------- ------------------- -------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                              Richard Brody     Jeffrey Moran          Sam Ye           Alford Zick
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
None                                        X                  X                 X                   X
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$1-$10,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$10,001-$50,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$50,001-$100,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$100,001-$500,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$500,001-$1,000,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
Over $1,000,000
----------------------------------- ------------------- ---------------- ------------------- -------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/PPM AMERICA HIGH YIELD BOND FUND

------------------------------------------ -------------------- -------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS   Anthony Balestrieri      JoAnne M. Bianco

------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
None                                                X                      X
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$1-$10,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$10,001-$50,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$50,001-$100,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$100,001-$500,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$500,001-$1,000,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
Over $1,000,000
------------------------------------------ -------------------- -------------------------

PUTNAM INVESTMENT MANAGEMENT, LLC

     Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109, serves as sub-adviser to the JNL/Putnam
Equity Fund and the JNL/Putnam Midcap Growth Fund. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

     On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam
Investments Trust, the parent company of Putnam and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of 2007, though this date could change.

     Putnam's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Members of the Team are responsible for day-to-day management of funds under their supervision in that they actively contribute their expertise and unique insights to the investment process across the Team's funds. A Chief Investment Officer heads each Investment Management Team. For each fund, a Portfolio Leader and Portfolio Members are assigned to drive the broader Investment Management Team's work. The Portfolio Leader is designated to lead the investment process for a specific fund and has overall accountability for implementation of the Team's work. The Portfolio Leader facilitates and coordinates decision-making, leverages resources and expertise for the fund, and serves as a sounding board in working through investment issues.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Putnam believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. Performance is measured against comparable peer funds and products.

The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

     o    Consistent performance means being above median over one year.

     o Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

     o Superior performance (which is the largest component of Putnam's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/Putnam Equity Fund
James Wiess                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $5,326,600,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                      $26,700,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   4                      $72,800,000
                                                                 -----------------------    ------------------------

Richard P. Cervone                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $5,326,600,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                      $26,700,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   4                      $72,800,000
                                                                 -----------------------    ------------------------

JNL/Putnam Midcap Growth Fund
Kevin Divney                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                    $7,330,500,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                     $124,500,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   6                     $581,400,000
                                                                 -----------------------    ------------------------

Brian DeChristopher                                                    NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                    $7,330,500,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                     $124,500,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   6                     $581,400,000
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS. Like other investment professionals with multiple clients, the fund's Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts referenced above. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

     o    The  investment  management  team could  focus  their time and efforts
          primarily  on  higher-fee   accounts  due  to  a  personal   stake  in
          compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam's policies:

     o Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

     o All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

     o All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (I.E., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

     o    Front running is strictly prohibited.

     o The Fund's Portfolio Leader and Portfolio Members may not be guaranteed or specifically allocated any portion of a performance fee. All performance fee revenues are paid and allocated under the same process as other Putnam revenues.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish "pilot" or "incubator" funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation - neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam's daily block trades to the same extent as client accounts.

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam's trade oversight procedures in an attempt to ensure fairness over time across accounts.

"Cross trades," in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades could be seen to involve a potential conflict of interest if, for example, one account were permitted to sell a security to another account at a higher price than an independent third party would pay.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/PUTNAM EQUITY FUND

--------------------------------------- --------------------------- ---------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                       James Wiess              Richard P. Cervone
--------------------------------------- --------------------------- ---------------------------
--------------------------------------- --------------------------- ---------------------------
None                                                X                           X
--------------------------------------- --------------------------- ---------------------------
--------------------------------------- --------------------------- ---------------------------
$1-$10,000
--------------------------------------- --------------------------- ---------------------------
--------------------------------------- --------------------------- ---------------------------
$10,001-$50,000
--------------------------------------- --------------------------- ---------------------------
--------------------------------------- --------------------------- ---------------------------
$50,001-$100,000
--------------------------------------- --------------------------- ---------------------------
--------------------------------------- --------------------------- ---------------------------
$100,001-$500,000
--------------------------------------- --------------------------- ---------------------------
--------------------------------------- --------------------------- ---------------------------
$500,001-$1,000,000
--------------------------------------- --------------------------- ---------------------------
--------------------------------------- --------------------------- ---------------------------
Over $1,000,000
--------------------------------------- --------------------------- ---------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/PUTNAM MIDCAP EQUITY FUND

---------------------------------------- ---------------------------- ------------------------
SECURITY OWNERSHIP OF PORTFOLIO                                         Brian DeChristopher
MANAGERS                                        Kevin Divney
---------------------------------------- ---------------------------- ------------------------
---------------------------------------- ---------------------------- ------------------------
None                                                  X                          X
---------------------------------------- ---------------------------- ------------------------
---------------------------------------- ---------------------------- ------------------------
$1-$10,000
---------------------------------------- ---------------------------- ------------------------
---------------------------------------- ---------------------------- ------------------------
$10,001-$50,000
---------------------------------------- ---------------------------- ------------------------
---------------------------------------- ---------------------------- ------------------------
$50,001-$100,000
---------------------------------------- ---------------------------- ------------------------
---------------------------------------- ---------------------------- ------------------------
$100,001-$500,000
---------------------------------------- ---------------------------- ------------------------
---------------------------------------- ---------------------------- ------------------------
$500,001-$1,000,000
---------------------------------------- ---------------------------- ------------------------
---------------------------------------- ---------------------------- ------------------------
Over $1,000,000
---------------------------------------- ---------------------------- ------------------------

TEMPLETON GLOBAL ADVISORS LIMITED

     Templeton Global Advisors Limited ("Global Advisors"), located at Lyford Cay, Nassau, Bahamas, serves as sub-adviser to the JNL/Franklin Templeton Global Growth Fund. Global Advisors is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Global Advisors seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY. Each portfolio manager is paid a base salary.

     ANNUAL BONUS. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          |X| RESEARCH Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

          |X| NON-INVESTMENT PERFORMANCE. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

          |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/Franklin Templeton Global Growth Fund
Murdo Murchison, CFA                                                   NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   5                       $67,551.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                       $14,782.7
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   8                       $3,718.8
                                                                 -----------------------    ------------------------

Jeffrey A. Everett, CFA                                                NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   6                       $64,817.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   11                      $17,620.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   13                       $3,516
                                                                 -----------------------    ------------------------

Lisa F. Myers, CFA                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   5                       $49,448.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   10                      $13,250.5
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   15                      $3,573.3
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics ("Code") which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest. The Code provides that a conflict of interest is any circumstance where an individual's personal interest interferes or even appears to interfere with the interests of Franklin Resources, Inc. and all of its U.S. and non-U.S. subsidiaries and affiliates (collectively, the "Company"). The Code provides that all officers, directors, employees and temporary employees (each, a "Covered Person") of the Company have a duty to avoid financial, business or other relationships that might be opposed to the interests of the Company or might cause a conflict with the performance of their duties. The Code states that a conflict can arise when a Covered Person takes actions or has interests that may make it difficult to perform his or her Company related work objectively and effectively.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND

----------------------------------- ---------------------------- ----------------------------- ------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                               Murdo Murchison, CFA        Jeffrey A. Everett, CFA       Lisa F. Myers, CFA
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
None                                             X                            X                           X
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$1-$10,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$10,001-$50,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$50,001-$100,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$100,001-$500,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$500,001-$1,000,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
Over $1,000,000
----------------------------------- ---------------------------- ----------------------------- ------------------------

STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC

     Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041, serves as sub-adviser to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund. SPIAS is co-sub-adviser with Mellon Capital for the following funds:
JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Growth Retirement Strategy Fund, and JNL/S&P Growth Retirement Strategy. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Joshua Harari's compensation is a combination of salary and bonus. Bonuses are based on the overall profits of the Investment Services division of Standard & Poor's, of which SPIAS is a part. David Braverman's compensation can vary based on his achievement of various business management objectives. The performance of the accounts he manages is one of many objectives that are considered in his overall evaluation that determines his merit increase and bonus.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

David Braverman*                                                       NUMBER OF               APPROXIMATE TOTAL
                                                                        ACCOUNTS                    ASSETS
Registered investment companies: .......................                   0                           $
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other pooled investment vehicles:.......................                   2                      $13 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other accounts:.........................................                   2                      $66 million
                                                                 -----------------------    ------------------------

* In addition to acting as a co-portfolio manager on the JNL Series Trust and as supervisor of the SPIAS analytical group, Mr. Braverman is the primary manager on the above accounts.

Joshua Harari                                                          NUMBER OF               APPROXIMATE TOTAL
                                                                        ACCOUNTS                    ASSETS
Registered investment companies: .......................                   1                     $3.5 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other pooled investment vehicles:.......................                   1                     $240 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other accounts:.........................................            Approximately 8              Unavailable*
                                                                 -----------------------    ------------------------

* These accounts represent model portfolios maintained by SPIAS, but for which SPIAS has no advisory responsibilities.

CONFLICTS OF INTEREST

The portfolio managers manage multiple accounts and there are potential conflicts of interest. The portfolio managers are required to sign the SPIAS Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that our advice to our clients must not be affected by conflicts of interest.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/S&P MANAGED CONSERVATIVE FUND, THE JNL/S&P MANAGED MODERATE FUND, THE JNL/S&P MANAGED MODERATE GROWTH FUND, THE JNL/S&P MANAGED GROWTH FUND, THE JNL/S&P MANAGED AGGRESSIVE GROWTH FUND, THE JNL/S&P RETIREMENT INCOME FUND, THE JNL/S&P RETIREMENT 2015 FUND, THE JNL/S&P RETIREMENT 2020 FUND, THE JNL/S&P RETIREMENT 2025 FUND, THE JNL/S&P DISCIPLINED MODERATE FUND, THE JNL/S&P DISCIPLINED MODERATE GROWTH FUND, THE JNL/S&P DISCIPLINED GROWTH FUND, THE JNL/S&P MODERATE RETIREMENT STRATEGY FUND, THE JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND, AND THE JNL/S&P GROWTH RETIREMENT STRATEGY FUND

---------------------------------------- ------------------------- ----------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                     David Braverman           Joshua Harari
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
None                                                X                        X
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$1-$10,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$10,001-$50,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$50,001-$100,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$100,001-$500,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$500,001-$1,000,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
Over $1,000,000
---------------------------------------- ------------------------- ----------------------

T. ROWE PRICE ASSOCIATES, INC.

     T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, and the JNL/T. Rowe Price Value Fund. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long- term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/T. Rowe Price Established Growth Fund
Robert Smith                                                      NUMBER OF                     TOTAL
                                                                  ACCOUNTS*                     ASSETS*
                                                                  ---------                     ------
registered investment companies:                                     10                    $22,383,578,306
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other pooled investment vehicles:                                     1                     $113,408,350
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other accounts:                                                       5                     $368,132,318
                                                           ------------------------    ------------------------

JNL/T. Rowe Price Mid-Cap Growth Fund
Brian Berghuis                                                    NUMBER OF                     TOTAL
                                                                  ACCOUNTS*                    ASSETS*
registered investment companies:                                      7                    $18,469,679,335
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other pooled investment vehicles:                                     1                     $276,893,280
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other accounts:                                                       5                     $952,507,433
                                                           ------------------------    ------------------------

Donald Peters                                                     NUMBER OF                     TOTAL
                                                                  ACCOUNTS*                    ASSETS*
registered investment companies:                                     14                    $2,891,615,784
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other pooled investment vehicles:                                     0                          $0
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other accounts:                                                      36                    $2,140,902,716
                                                           ------------------------    ------------------------

JNL/T. Rowe Price Value Fund
John Linehan                                                      NUMBER OF                     TOTAL
                                                                  ACCOUNTS*                    ASSETS*
registered investment companies:                                      5                    $6,803,167,604
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other pooled investment vehicles:                                     2                     $521,721,687
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other accounts:                                                      14                     $999,438,696
                                                           ------------------------    ------------------------

* PLEASE NOTE THE INFORMATION ABOVE DOES NOT INCLUDE ANY OF THE FUNDS FOR WHICH T. ROWE PRICE SERVES AS SUB-ADVISER FOR JNL. THE PORTFOLIO MANAGERS NAMED ABOVE DID NOT MANAGE ANY ACCOUNTS FOR WHICH ADVISORY FEES ARE BASED ON PERFORMANCE. TOTAL ASSETS ARE BASED ON T. ROWE PRICE INTERNAL RECORDS AS OF DECEMBER 31, 2006.

CONFLICTS OF INTEREST

     T. Rowe is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s).

     Portfolio managers at T. Rowe typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation Structure" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

--------------------------------------------- --------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS
                                                      Robert W. Smith
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
None                                                         X
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$1-$10,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$10,001-$50,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$50,001-$100,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$100,001-$500,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$500,001-$1,000,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
Over $1,000,000
--------------------------------------------- --------------------------------

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS FOR JNL/T. ROWE PRICE MID-CAP GROWTH FUND

---------------------------------------- ------------------------- ----------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                      Brian Berghuis           Donald Peters
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
None                                                X                        X
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$1-$10,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$10,001-$50,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$50,001-$100,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$100,001-$500,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$500,001-$1,000,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
Over $1,000,000
---------------------------------------- ------------------------- ----------------------

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/T. ROWE PRICE VALUE FUND

--------------------------------------------- ------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS
                                                         John Linehan
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
None                                                           X
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$1-$10,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$10,001-$50,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$50,001-$100,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$100,001-$500,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$500,001-$1,000,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
Over $1,000,000
--------------------------------------------- ------------------------------------

WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP ("Wellington Management"), with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as sub-adviser to the JNL/Select Balanced Fund, JNL/Select Global Growth Fund, JNL/Select Large Cap Growth Fund, JNL/Select Money Market Fund and JNL/Select Value Fund. Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $575 billion in assets.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in an Investment Sub-Advisory Agreement between Wellington Management and Jackson National Asset Management, LLC with respect to the Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the fiscal year ended December 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the
Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the relevant Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Each fixed income Investment Professional's incentive payment on the relevant Fund is based solely on the revenues earned by Wellington Management on the Fund, with no specific link to performance. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan the contribution to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Boselli, Bousa, Keogh, Ryan and Shilling are all partners of the firm.

Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

FUND                                                         INCENTIVE BENCHMARK(S) / PEER GROUPS FOR INCENTIVE
                                                             PERIOD
JNL/Select Balanced Fund (equity portion)                    Russell 1000 Value Index (50%)/S&P 500 Index (50%)

JNL/Select Global Growth Fund                                MSCI World Growth Index

JNL/Select Large Cap Growth Fund                             Russell 1000 Growth Index

JNL/Select Value Fund                                        Russell 1000 Value Index


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2006:

JNL/Select Balanced Fund
                                                                       NUMBER OF                     TOTAL
Edward P. Bousa                                                         ACCOUNTS                ASSETS ($ MIL)
                                                                        --------                --------------
registered investment companies: .......................                   5                    $41,905,675,304
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                     $283,885,411
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   3                     $566,291,520
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)
Edward P. Bousa                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   2                    $30,987,427,011
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

John C. Keogh                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   7                    $22,125,446,276
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   25                   $2,313,543,217
                                                                 -----------------------    ------------------------

Christopher L. Gootkind                                                NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   8                    $20,081,233,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)
Christopher L. Gootkind                                                NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   2                    $15,795,742,063
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

JNL/Select Global Growth Fund
Jean-Marc Berteaux                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   14                   $5,062,574,460
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   17                   $4,812,291,522
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   24                   $4,749,263,544
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)
Jean-Marc Berteaux                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                     $149,430,904
                                                                 -----------------------    ------------------------

Matthew D. Hudson                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   14                   $5,062,574,460
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   16                   $4,810,287,993
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   24                   $4,749,287,544
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)
Matthew D. Hudson                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                     $149,430,904
                                                                 -----------------------    ------------------------

Andrew S. Offit                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   14                   $5,062,574,460
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   17                   $4,812,291,522
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   24                   $4,749,263,544
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)
Andrew S. Offit                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                     $149,430,904
                                                                 -----------------------    ------------------------

JNL/Select Large Cap Growth Fund
John A. Boselli                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   7                    $2,487,217,809
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   10                   $1,680,865,138
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   40                   $7,347,252,843
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)
John A. Boselli                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                     $136,973,608
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                     $400,442,619
                                                                 -----------------------    ------------------------

Andrew J. Shilling                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   7                    $2,559,631,612
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   10                   $1,876,165,315
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   40                   $8,458,950,028
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)
Andrew J. Shilling                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                     $185,854,222
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                     $400,442,619
                                                                 -----------------------    ------------------------

JNL/Select Value Fund
Karen H. Grimes                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

John R. Ryan                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   11                   $12,081,308,183
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                      $44,241,001
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   20                   $3,686,392,779
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)
John R. Ryan                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   3                    $8,230,599,459
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other portfolios at or about the same time, and in those instances the other portfolios will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the investment professionals may hold shares or investments in other pooled investment vehicles and/or other accounts identified in the table above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/SELECT BALANCED FUND

---------------------------------------- ------------------------- ---------------------- ----------------------
SECURITY OWNERSHIP OF PORTFOLIO                                                              Christopher L.
MANAGERS                                     Edward P. Bousa           John C. Keogh            Gootkind
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
None                                                X                        X                      X
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$1-$10,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$10,001-$50,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$50,001-$100,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$100,001-$500,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$500,001-$1,000,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
Over $1,000,000
---------------------------------------- ------------------------- ---------------------- ----------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/SELECT GLOBAL GROWTH FUND

---------------------------------------- ------------------------- ---------------------- ----------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                    Jean-Marc Berteaux       Matthew D. Hudson       Andrew S. Offit
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
None                                                X                        X                      X
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$1-$10,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$10,001-$50,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$50,001-$100,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$100,001-$500,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$500,001-$1,000,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
Over $1,000,000
---------------------------------------- ------------------------- ---------------------- ----------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/SELECT LARGE CAP GROWTH FUND

----------------------------------- ------------------------- -----------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                John A. Boselli            Andrew J. Shilling
----------------------------------- ------------------------- -----------------------------
----------------------------------- ------------------------- -----------------------------
None                                           X                           X
----------------------------------- ------------------------- -----------------------------
----------------------------------- ------------------------- -----------------------------
$1-$10,000
----------------------------------- ------------------------- -----------------------------
----------------------------------- ------------------------- -----------------------------
$10,001-$50,000
----------------------------------- ------------------------- -----------------------------
----------------------------------- ------------------------- -----------------------------
$50,001-$100,000
----------------------------------- ------------------------- -----------------------------
----------------------------------- ------------------------- -----------------------------
$100,001-$500,000
----------------------------------- ------------------------- -----------------------------
----------------------------------- ------------------------- -----------------------------
$500,001-$1,000,000
----------------------------------- ------------------------- -----------------------------
----------------------------------- ------------------------- -----------------------------
Over $1,000,000
----------------------------------- ------------------------- -----------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/SELECT VALUE FUND

------------------------------------ ---------------------------- --------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                   Karen H. Grimes              John R. Ryan
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
None
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$1-$10,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$10,001-$50,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$50,001-$100,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$100,001-$500,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$500,001-$1,000,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
Over $1,000,000
------------------------------------ ---------------------------- --------------------------

     As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of such Fund, and is calculated based on the average net assets of the Fund.

     The following is a schedule of the management fees the Adviser currently is obligated to pay the sub-advisers out of the advisory fees it receives from the Funds as described elsewhere in this SAI and the Prospectus:

                             FUND                                               ASSETS                        FEES

  JNL/AIM Large Cap Growth Fund........................        $0 to $300 million......................      .45%
                                                               Over $300 million.......................      .40%

  JNL/AIM Real Estate Fund.............................        $0 to $50 million.......................      .50%
                                                               Over $50 million........................      .45%

  JNL/AIM Small Cap Growth Fund........................        $0 to $500 million......................      .65%
                                                               Over $500 million.......................      .60%

  JNL/Credit Suisse Global Natural Resources Fund......        $0 to $100 million......................      .40%
                                                               $100 million to $300 million............      .40%
                                                               Over $300 million.......................      .35%

  JNL/Credit Suisse Long/Short Fund....................        $0 to $150 million......................      .60%
                                                               $150 million to $300 million............      .55%
                                                               Over $300 million.......................      .50%

  JNL/Eagle Core Equity Fund...........................        $0 to $100 million......................      .40%
                                                               Over $100 million.......................      .30%

  JNL/Eagle SmallCap Equity Fund.......................        $0 to $100 million......................      .45%
                                                               Over $100 million.......................      .40%

  JNL/Franklin Templeton Founding Strategy Fund                All Assets                                      0%

  JNL/Franklin Templeton Income Fund...................        $0 to $50 million.......................      .625%
                                                               $50 million to $200 million.............      .465%
                                                               $200 million to $500 million............      .375%
                                                               Over $500 million.......................      .350%

  JNL/Franklin Templeton Global Growth Fund............        $0 to $50 million.......................     .625%
                                                               $50 million to $200 million.............     .465%
                                                               $200 million to $500 million............     .375%
                                                               Over $500 million.......................     .350%

  JNL/Franklin Templeton Mutual Shares Fund............        All Assets                                    .51%

  JNL/Franklin Templeton Small Cap Value Fund..........        $0 to $200 million......................      .60%
                                                               $200 million to $500 million............      .52%
                                                               Over $500 million.......................      .50%

  JNL/FI Balanced Fund.................................        $0 to $250 million......................      .40%
                                                               $250 million to $500 million............      .35%
                                                               Over $500 million.......................      .32%

  JNL/FI Mid-Cap Equity Fund...........................        $0 to $250 million......................      .45%
                                                               $250 million to $750 million............      .40%
                                                                Over $750 million......................      .35%

  JNL/Goldman Sachs Core Plus Bond Fund................        $0 to $500 Million......................      .25%
                                                               Over $500 Million.......................      .185%

  JNL/Goldman Sachs Mid Cap Value Fund.................        $0 to $100 million......................      .50%
                                                               Over $100 million.......................      .45%

  JNL/Goldman Sachs Short Duration Bond Fund...........        $0 to $100 million......................      .20%
                                                               $100 million to $250 million............      .17%
                                                               $250 million to $500 million............      .15%
                                                               Over $500 million.......................      .12%

  JNL/JPMorgan International Equity Fund...............        $0 to $350 million......................      .40%
  (formerly JNL/Putnam International Equity Fund)              Over $350 million.......................      .35%

  JNL/JPMorgan International Value Fund................        $0 to $350 million......................      .40%
                                                               Over $350 million.......................      .35%

  JNL/JPMorgan U.S. Government & Quality Bond Fund.....        $0 to $200 million......................      .20%
                                                               $200 million to $500 million............      .15%
                                                               Over $500 million.......................      .12%

  JNL/Lazard Mid Cap Value Fund........................        $0 to $100 million......................      .50%
                                                               $100 million to $250 million............      .45%
                                                               Over $250 million.......................      .40%

  JNL/Lazard Emerging Markets Fund.....................        $0 to $50 million.......................      .75%
                                                               $50 million to $100 million.............      .70%
                                                               $100 million to $250 million............      .65%
                                                               Over $250 million.......................      .60%

  JNL/Lazard Small Cap Value Fund......................        $0 to $500 million......................      .50%
                                                               Over $500 million.......................      .45%

  JNL/Mellon Capital Management 5 Fund                         All Assets                                     0%

  JNL/Mellon Capital Management 10 x 10 Fund                   All Assets                                     0%

  JNL/Mellon Capital Management S&P 500 Index Fund.....        First $50 million.......................      .12%
                                                               Next $50 million........................      .06%
                                                               $100 million to $750 million............      .03%
                                                               Over $750 million.......................      .015%

  JNL/Mellon Capital Management S&P 400 MidCap Index Fund....  First $50 million.......................      .12%
                                                               Next $50 million........................      .06%
                                                               $100 million to $750 million............      .03%
                                                               Over $750 million.......................      .015%

  JNL/Mellon Capital Management Small Cap Index Fund...        First $50 million.......................      .12%
                                                               Next $50 million........................      .06%
                                                               $100 million to $750 million............      .03%
                                                               Over $750 million.......................      .015%

  JNL/Mellon Capital Management International Index Fund.....  First $50 million.......................      .12%
                                                               Next $50 million........................      .06%
                                                               $100 million to $750 million............      .03%
                                                               Over $750 million.......................      .015%

  JNL/Mellon Capital Management Bond Index Fund........        First $50 million.......................      .12%
                                                               Next $50 million........................      .06%
                                                               $100 million to $750 million............      .03%
                                                               Over $750 million.......................      .015%

  JNL/Mellon Capital Management Enhanced S&P 500               $0 to $50 million.......................      .25%
  Stock Index Fund.....................................        Over $50 million........................      .20%

  JNL/Oppenheimer Global Growth Fund...................        $0 to $350 million......................      .35%
                                                               $350 million to $800 million............      .30%
                                                               Over $800 million.......................      .25%
  JNL/PPM America High Yield Bond Fund                         $0 to $150 million......................      .20%
                                                               $150 million to $300 million............      .175%
                                                               Over $300 million.......................      .15%

  JNL/PPM America Value Equity Fund....................        $0 to $150 million......................      .25%
                                                               $150 million to $300 million............      .20%
                                                               Over $300 million.......................      .17%

  JNL/PIMCO Real Return Fund...........................        All assets..............................      .25%

  JNL/PIMCO Total Return Bond Fund.....................        All assets..............................      .25%

  JNL/Putnam Equity Fund...............................        $0 to $150 million......................      .45%
                                                               $150 million to $300 million............      .35%
                                                               Over $300 million.......................      .30%

  JNL/Putnam Midcap Growth Fund........................        $0 to $250 million......................      .475%
                                                               Over $250  million......................      .40%

  JNL/Select Balanced Fund.............................        $0 to $200 million......................      .27%
                                                               $200 million to $400 million............      .25%
                                                               Over $400 million.......................      .23%

  JNL/Select Global Growth Fund........................        $0 to $100 million......................      .50%
                                                               $100 million to $450 million............      .40%
                                                               Over $450 million.......................      .35%

  JNL/Select Large Cap Growth Fund.....................        $0 to $100 million......................      .45%
                                                               $100 million to $450 million............      .40%
                                                               Over $450 million.......................      .35%

  JNL/Select Money Market Fund.........................        $0 to $750 Million......................      .05%(3)
                                                               Over $750 Million.......................      .04%(3)

  JNL/Select Value Fund................................        $0 to $50 million.......................      .40%
                                                               Over $50 million........................      .30%

  JNL/T. Rowe Price Established Growth Fund............        $0 to $250 million......................     0.40%
                                                               $250 million to $500 million............     0.375%
                                                               $500 million to $1 billion                   0.35%
                                                               Over $1 billion.........................     0.35%(5)

  JNL/T. Rowe Price Mid-Cap Growth Fund................        $0 to $20 million.......................     0.60%
                                                               $20 million to $50 million..............     0.50%
                                                               $50 million to $200 million.............     0.50%
                                                               Above $200 million......................     0.50%(2)

  JNL/T. Rowe Price Value Fund.........................        $0 to $250 million......................     0.40%
                                                               $250 million to $500 million............     0.375%
                                                               Over $500 million.......................     0.35%

  JNL/S&P Managed Growth Fund(1).......................        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Managed Conservative Fund(1).................        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Managed Moderate Growth Fund(1)..............        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Managed Moderate Fund(1).....................        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Managed Aggressive Growth Fund(1)............        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Retirement Income Fund(1)....................        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Retirement 2015 Fund(1)......................        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Retirement 2020 Fund(1)......................        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Retirement 2025 Fund(1)......................        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Disciplined Moderate Fund(1).................        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Disciplined Moderate Growth Fund(1)..........        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Disciplined Growth Fund(1)...................        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Moderate Retirement Strategy Fund(1).........        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Moderate Growth Retirement Strategy Fund(1)..        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Growth Retirement Strategy Fund(1)...........        $0 to $1.3 billion......................      .07%
                                                               Next $1.2 billion.......................      .05%
                                                               Over $2.5 billion.......................      .04%

  JNL/S&P Moderate Retirement Strategy Fund(4).........        $0 to $100 million......................      .06%
                                                               $100 million to $750 million............      .03%
                                                               Over $750 million.......................      .015%

  JNL/S&P Moderate Growth Retirement Strategy Fund(4)..        $0 to $100 million......................      .06%
                                                               $100 million to $750 million............      .03%
                                                               Over $750 million.......................      .015%

  JNL/S&P Growth Retirement Strategy Fund(4)...........        $0 to $100 million......................      .06%
                                                               $100 million to $750 million............      .03%
                                                               Over $750 million.......................      .015%

(1)  Assets for these funds are aggregated in calculating the sub-advisory fee.

(2) When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

(3) The assets of the JNL/Select Money Market Fund of JNL Series Trust and the assets of the JNL Money Market Fund and the Jackson Perspective Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

(4)  These sub-advisory fees are paid to Mellon Capital.

(5) When average net assets exceed $1 billion, the sub-advisory fee is applicable to all the amounts in the JNL/T. Rowe Price Established Growth Fund.

     The sub-advisory fees payable by the Adviser to a sub-adviser may be reduced as agreed to by the parties from time to time. Effective June 1, 2001,
T. Rowe Price Associates, Inc. agreed to waive compensation due to it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Fund by certain percentages.

     Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and each of the sub-advisers, the sub-advisers invest and reinvest the Fund's assets consistent with the Fund's respective investment objectives and policies. Each investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders of the affected Fund or the Board of Trustees. A sub-advisory agreement may be terminated at any time upon 60 days notice by either party or under certain sub-advisory agreements, upon 60 days' notice of the Trust and the Adviser and 90 days' notice of the sub-adviser, or by a majority vote of the outstanding shares of the Fund to which such agreement relates, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. Except with respect to the Funds sub-advised by SPIAS, sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage the Fund to comply with the provisions of Section 817(h) of the Internal Revenue Code, applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). With respect to the Funds sub-advised by SPIAS, the Adviser and the sub-adviser jointly are responsible for compliance of the Funds with Section 817(h).

     The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, and JNL/Mellon Capital
Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADMINISTRATIVE FEE. Each Fund, except the JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM ("Administrator") an Administrative Fee of 0.10% of the average daily net assets of the Fund. Each of the following Funds pays an Administrative Fee of 0.15%:
JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, and the JNL/JPMorgan International Equity Fund. The JNL/S&P Funds, the JNL/Mellon Capital Management International Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund (except the JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, and JNL/S&P Growth Retirement Strategy) pay an Administrative Fee of 0.05%. The JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, and JNL/S&P Growth Retirement Strategy pay an Administrative Fee of 0.10%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody, printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, directors and officers insurance and the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees. The fees paid by the Fund to the Administrator for the fiscal year ended December 31, 2004, December 31, 2005, and December 31, 2006, were $8,059,419,
$10,079,000, and $12,754,690, respectively.

CUSTODIAN AND TRANSFER AGENT. The custodian has custody of all securities and cash of the Trust maintained in the United States and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

     Mellon Trust of New England, N.A. (formerly, Boston Safe Deposit and Trust Company), One Boston Place, Boston, Massachusetts 02108, acts as custodian for all of the Funds except the following Funds, for which the Trust acts as custodian: JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital
Management  10  x  10  Fund,   JNL/S&P  Managed  Growth  Fund,  JNL/S&P  Managed
Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund, The custodian is an affiliate of Mellon Capital Management Corporation. Effective third quarter 2007, the parent company of Mellon Trust of New England, N.A. will be The Bank of New York Mellon Corporation as a result of a merger between Mellon Financial Corporation and The Bank of New York Company, Inc.

     JNAM is the transfer agent and dividend-paying agent for each Fund of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have appointed KPMG LLP as the Trust's independent registered public accounting firm. KPMG LLP, 303
E. Wacker Drive, Chicago, Illinois 60601, will audit and report on the Trust's annual financial statements and will perform other professional accounting, auditing and advisory services when engaged to do so by the Trust.

THE DISTRIBUTOR. Jackson National Life Distributors LLC ("Distributors" or "JNLD"), 7601 Technology Way, Denver, Colorado 80237 is the distributor of the shares of the Trust. JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Trustees on August 31, 2006.

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies ("Contracts") issued by Jackson and its subsidiary Jackson NY. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

DISTRIBUTION PLAN. On September 25, 2003, the Board of Trustees of the Trust, including all of the Independent Trustees, approved an Amended Plan pursuant to Rule 12b-1 ("the Amended Plan") with respect to the Class A shares and the Class B shares of each Fund (other than the JNL/S&P Funds). For purposes of this section of the SAI only, the Funds covered by the Amended Plan are referred to as the "Funds".) Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust's existing Distribution Agreement with JNLD, dated December 12, 2002. The Amendment to the Distribution Agreement reflects the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Effective December 15, 2003, after approval of the Amended Plan at a shareholders meeting held on December 1, 2003, the then-existing shareholders of each Fund became the Class A shareholders of that Fund.

     On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and an amendment to the Trust's existing Distribution Agreement. The amendments approved on November 23, 2004 did not require a shareholder vote. These amendments terminated the provisions of the Amended Plan and the Distribution Agreement permitting the use of amounts recaptured from portfolio brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The Board of Trustees approved the amendments to implement amendments to Rule 12b-1 under the 1940 Act. As a result of the amendments to the Amended Plan and the Distribution Agreement, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

     Currently, under the Amended Plan, each Fund will accrue daily and pay quarterly to JNLD a Rule 12b-1 fee at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A shares of the Fund. To the extent consistent with the Amended Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services. The types of services and expenses that may be reimbursed or compensated by the Rule 12b-1 fee pursuant to the Amended Plan include, but are not limited to, the following:

     o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use.

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of shares of the Companies or the Funds.

     o Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

     o Obtaining information and providing explanations to Variable Contract owners regarding the Funds' investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

     o Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

     o Financing any other activity that the Companies' Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund shares.

     The Plan provides (1) that it is subject to annual approval of continuance by the Trustees and the disinterested Trustees; (2) that the Distributor must provide the Trustees with a quarterly written report of payments made under the Plan and the purpose of the payments; and (3) that the Plan may be terminated at any time by the vote of a majority of the disinterested Trustees. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the disinterested Trustees. The Plan was last approved on August 31, 2006.

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-Advisory Agreements, the sub-advisers (except for SPIAS) are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Trust.

     Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

During the fiscal year ended December 31, 2006, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds' sub-advisers:

--------------------------------------------------------- ----------------------------------- ------------------------------

                                                                GROSS DOLLAR VALUE OF         DOLLAR AMOUNT OF COMMISSIONS
                                                             PURCHASES/SALES DIRECTED TO          DIRECTED TO RESEARCH
                                                                  RESEARCH PROVIDERS                    PROVIDERS
                          FUND
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/AIM Large Cap Growth Fund                                           $378,676,289                       $315,907
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/AIM Real Estate Fund                                                $234,577,585                        $71,069
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/AIM Small Cap Growth Fund                                            $29,231,962                        $88,650
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Alger Growth Fund                                                    $54,610,832                        $83,753
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Eagle SmallCap Equity Fund                                            $2,693,601                         $3,478
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/FI Balanced Fund (FORMERLY, JNL/FMR BALANCED FUND)                      $592,597                        $16,334
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/FI Mid-Cap Equity Fund (FORMERLY, JNL/FMR MID-CAP                        $89,413                         $2,774
   EQUITY FUND)
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Franklin Templeton Income Fund                                       $12,145,898                        $14,784
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Franklin Templeton Small Cap Value Fund                               $6,781,381                        $13,533
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/JPMorgan International Equity Fund                                   $75,148,901                        $73,231
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/JPMorgan International Value Fund                                   $714,555,530                     $1,076,439
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Lazard Emerging Markets Fund                                          $5,041,029                        $12,412
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Lazard Mid Cap Value Fund                                               $285,119                           $628
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Lazard Small Cap Value Fund                                              $91,536                           $176
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Oppenheimer Global Growth Fund                                      $173,714,421                       $159,140
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Oppenheimer Growth Fund                                              $33,165,107                        $27,127
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Putnam Equity Fund                                                   $66,545,021                        $62,903
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Putnam Midcap Growth Fund                                            $16,561,152                        $14,269
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Putnam Value Equity Fund                                             $51,754,836                        $42,961
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Select Balanced Fund*                                                 $4,723,833                         $3,989
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Select Global Growth Fund*                                           $18,408,889                        $25,109
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Select Large Cap Growth Fund*                                         $9,773,330                         $8,983
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Select Value Fund*                                                    $9,817,695                        $10,431
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/T. Rowe Price Established Growth Fund                               $230,976,011                       $197,600
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                                   $153,398,361                       $185,899
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/T. Rowe Price Value Fund                                             $90,454,078                        $96,639
--------------------------------------------------------- ----------------------------------- ------------------------------

* WELLINGTON MANAGEMENT NEVER DIRECTS A TRADE SOLELY BECAUSE A BROKER PROVIDES THIRD-PARTY RESEARCH. THE PRIMARY AIM IN THE EXECUTION OF EVERY TRADE IS BEST PRICE AND EXECUTION. HOWEVER, ON SOME OCCASIONS, BEST PRICE AND EXECUTION MAY BE ACHIEVABLE WITH A BROKER WHO PROVIDES THIRD-PARTY RESEARCH. WELLINGTON DOES NOT ALLOCATE RESEARCH/SOFT DOLLARS AT THE TRADE LEVEL. SOFT DOLLAR TRADES ARE NOT IDENTIFIED AS SUCH ON THE INDIVIDUAL TRADE LEVEL, BUT RATHER ARE PART OF A FIRM WIDE NEGOTIATED ARRANGEMENT WITH EACH BROKER. THIS AMOUNT DOES NOT INCLUDE COMMISSIONS RELATED TO PROPRIETARY RESEARCH PROVIDED BY BROKERS ON A BUNDLED BASIS.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a "Sub-Adviser"), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.

     Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

     During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:


                                                           FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
FUND                                                          ENDED                ENDED                ENDED
                                                           DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                               2006                 2005                 2004

JNL/AIM Large Cap Growth Fund                                 $450,388            $627,983              $348,228
JNL/AIM Real Estate Fund                                       214,022             123,617                     0
JNL/AIM Small Cap Growth Fund                                   74,142              70,841               116,343
JNL/Alger Growth Fund                                        1,575,467           1,454,143             1,372,999
JNL/Eagle Core Equity Fund                                     358,066             716,974               718,456
JNL/Eagle SmallCap Equity Fund                                 426,141             406,944               385,321
JNL/FI Balanced Fund (FORMERLY, JNL/FMR BALANCED                90,411             125,412               232,136
     FUND)
JNL/FI Mid-Cap Equity Fund (FORMERLY, JNL/FMR
     CAPITAL GROWTH FUND)                                      593,533             859,240               713,698
JNL/Franklin Templeton Income Fund                              21,248                   0                     0
JNL/Franklin Templeton Small Cap Value Fund
                                                                35,088              34,823                     0
JNL/Goldman Sachs Mid Cap Value Fund                           117,560              88,635                     0
JNL/Goldman Sachs Short Duration Bond Fund                      25,347                   0                     0
JNL/JPMorgan International Equity Fund                          73,356             192,523               207,066
JNL/JPMorgan International Value Fund                        1,124,648             499,885               187,493
JNL/Lazard Emerging Markets Fund                               151,696                   0                     0
JNL/Lazard Mid Cap Value Fund                                  411,315             459,513               507,210
JNL/Lazard Small Cap Value Fund                                606,592             690,525               793,254
JNL/Mellon Capital Management S&P 500 Index Fund                15,470              38,188                63,324
JNL/Mellon Capital Management S&P 400 MidCap Index
     Fund                                                       16,579              22,872                62,546
JNL/Mellon Capital Management Small Cap Index Fund              98,698              74,805               109,650
JNL/Mellon Capital Management International Index
     Fund                                                       93,691             173,996               145,048
JNL/Mellon Capital Management Bond Index Fund                   0                   0                   390
JNL/Mellon Capital Management Enhanced S&P 500 Stock
     Index Fund                                                 23,962              40,572                94,447
JNL/Oppenheimer Global Growth Fund                             183,468             203,203               169,188
JNL/Oppenheimer Growth Fund                                     32,691              33,025                65,465
JNL/PIMCO Total Return Bond Fund                                69,236              57,872                63,268
JNL/Putnam Equity Fund                                         295,131             389,124               378,843
JNL/Putnam Midcap Growth Fund                                   72,001              53,333                84,447
JNL/Putnam Value Equity Fund                                   374,563             270,642               315,585
JNL/Select Balanced Fund                                       136,396             131,506               522,617
JNL/Select Global Growth Fund                                  467,051           1,185,066             1,589,085
JNL/Select Large Cap Growth Fund                               253,821             265,717               819,162
JNL/Select Money Market Fund                                         0                   0                     0
JNL/Select Value Fund                                          306,852             147,234               415,547
JNL/T. Rowe Price Established Growth Fund                      650,941             640,705               591,438
JNL/T. Rowe Price Mid-Cap Growth Fund                          446,672             349,367               531,037
JNL/T. Rowe Price Value Fund                                   247,138             329,523               415,518
JNL/Western Asset High Yield Bond Fund(1) (FORMERLY,
     JNL/SALOMON BROTHERS HIGH YIELD BOND FUND)                      0                   0                 6,745
JNL/Western Asset Strategic Bond Fund(2) (FORMERLY,
     JNL/SALOMON BROTHERS STRATEGIC BOND FUND)                  64,010              12,473                17,312
JNL/Western Asset U.S. Government and Quality Bond
     Fund(3) (FORMERLY, JNL/SALOMON BROTHERS U.S.
     GOVERNMENT AND QUALITY BOND FUND)                          20,145              26,483                35,210

(1) Effective April 30, 2007, the Fund became the JNL/PPM America High Yield Bond Fund.

(2) Effective April 30, 2007, the Fund became the JNL/Goldman Sachs Core Plus Bond Fund.

(3) Effective April 30, 2007, the Fund became the JNL/JPMorgan U.S. Government & Quality Bond Fund.

     During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:

-------------------------------------------------- ------------------- -------------------- ------------------
                                                      PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
              NAME OF BROKER/DEALER                DECEMBER 31, 2006    DECEMBER 31, 2005   DECEMBER 31, 2004
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
Fred Alger & Co., Inc.                                  $593,854             $850,321         $732,469
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
Raymond James & Associates Inc.                                0                    0              135
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
Citigroup Global Markets Inc.                                  0              693,782                0
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
CIBC World Markets Corp.                                     528                    0            1,590
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
OppenheimerFunds Distributor, Inc.                           288                  603                0
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
Curian Clearing, Division of ICA                               0                    0           10,471
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
Fidelity National Capital Investors Inc.                   2,044                8,620           18,588
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
J.P. Morgan Securities, Inc.                                  89                5,021              400
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
Chase Investment Services Corp.                                0                2,583                0
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
Dresdner Kleinwort Benson North America                        0                4,947                0
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
Goldman Sachs & Co.                                          242                   44                0
-------------------------------------------------- ------------------- -------------------- ------------------
-------------------------------------------------- ------------------- -------------------- ------------------
National Financial Services Corp.                          7,002                5,573                0
-------------------------------------------------- ------------------- -------------------- ------------------

     Each of the broker-dealers listed above is (or, in the case of Goldman Sachs, was, at the time of the transactions) affiliated with the Trust through a sub-adviser.

     The percentage of the Fund's aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2006 is as follows:

-------------------------------------------------- ------------------------------------------
                                                      PERCENTAGE OF AGGREGATE COMMISSIONS
                  BROKER/DEALER
-------------------------------------------------- ------------------------------------------
-------------------------------------------------- ------------------------------------------
Fred Alger & Co., Inc.                                               37.69%
-------------------------------------------------- ------------------------------------------
-------------------------------------------------- ------------------------------------------
National Financial Services Corp.                                     1.02%
-------------------------------------------------- ------------------------------------------
-------------------------------------------------- ------------------------------------------
Fidelity National Capital Investors Inc.                              0.30%
-------------------------------------------------- ------------------------------------------
-------------------------------------------------- ------------------------------------------
Goldman Sachs & Co.                                                   0.21%
-------------------------------------------------- ------------------------------------------
-------------------------------------------------- ------------------------------------------
OppenheimerFunds Distributor Inc.                                     0.16%
-------------------------------------------------- ------------------------------------------
-------------------------------------------------- ------------------------------------------
J.P. Morgan Securities, Inc.                                          0.01%
-------------------------------------------------- ------------------------------------------
-------------------------------------------------- ------------------------------------------
 CIBC World Markets Corp.                                             0.24%
-------------------------------------------------- ------------------------------------------

     As of December 31, 2006, the following Funds owned securities of one of the Trust's regular broker-dealers, or a publicly traded parent company of such broker-dealer:

----------------------------------------------------------- ------------------------------------------ ------------------
                                                                                                           VALUE OF
                                                                                                       SECURITIES OWNED
                          FUND                                            BROKER-DEALER                 (IN THOUSANDS)
----------------------------------------------------------- ------------------------------------------ ------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund                                  Bear Stearns Asset Management               $4,676
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund                                  Goldman Sachs                               14,299
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund                                  Lehman Brothers Inc.                         8,418
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund                                  JP Morgan Securities                         4,899
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund                                  Morgan Stanley Securities Inc.               5,155
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Fund                                          UBS Warburg LLC                              3,421
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Fund                                          Goldman Sachs & Co.                          3,489
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Fund                                          Bear Stearns                                 2,425
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Fund                                     Bank Of America Corp.                        2,763
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Fund                                     Citigroup Inc.                               7,674
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Fund                                     Goldman Sachs & Co.                          2,202
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/FMR Balanced Fund                                          JP Morgan Securities, Inc.                   1,608
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/FMR Balanced Fund                                          Goldman Sachs & Co.                            171
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/FMR Balanced Fund                                          UBS Warburg LLC                                186
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/FMR Balanced Fund                                          Lehman Brothers Inc.                           148
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/FMR Balanced Fund                                          Merrill Lynch, Pierce Fenner & Smith           680
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/FMR Balanced Fund                                          Bank Of America Securities                   1,546
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/FMR Balanced Fund                                          Citigroup Global Markets                     1,025
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Income Fund                             Bank Of America                                533
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Income Fund                             JP Morgan Securities                           483
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Income Fund                             Morgan Stanley Securities Inc.                 218
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Income Fund                             Lehman Brothers Inc.                         1,053
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Mid Cap Value Fund                           Bear Stearns                                 2,319
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                     Lehman Brothers Inc.                         6,345
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                     JP Morgan Securities                         3,103
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                     Morgan Stanley Securities Inc.               2,484
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                     Credit Suisse First Boston                   8,197
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                     Bear Stearns                                 3,955
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                     Citigroup Global Markets                     2,919
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                     Merrill Lynch, Pierce, Fenner & Smith        2,044
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                     Bancamerica Securities                          25
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan International Equity Fund                         UBS Warburg LLC                              6,444
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan International Value Fund                          Credit Suisse First Boston                   8,043
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund      JP Morgan Securities                           585
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund      Bancamerica Securities                       1,795
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund      Goldman Sachs & Co.                            903
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund      Merrill Lynch & Co.                            445
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund      Morgan Stanley & Co., Incorporated             891
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund      Citigroup Global Markets                     1,222
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund      Lehman Brothers Inc.                           633
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund      Bear Stearns                                   114
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               Bancamerica Securities                      10,430
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               Bear Stearns                                   851
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               Citigroup Global Markets                    11,887
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               Goldman Sachs & Co.                          3,718
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               J.P Morgan Securities                        7,240
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               Lehman Brothers Inc.                         1,816
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               Merrill Lynch, Pierce, Fenner & Smith        3,566
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               Morgan Stanley Securities Inc.               3,772
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  Bancamerica Securities                       2,409
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  Greenwich Capital                              491
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  Lehman Brothers Inc.                           623
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  Goldman Sachs & Co.                          1,177
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  JP Morgan Securities                         4,009
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  Morgan Stanley Securities Inc.               1,469
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  Credit Suisse First Boston                   1,446
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  Bear Stearns                                   706
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  UBS Warburg LLC                                963
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  Citigroup Global Markets                     1,800
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  Merrill Lynch Professional Clearing          1,906
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund         Credit Suisse First Boston Corp              3,090
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund         UBS Warburg LLC                              4,677
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Oppenheimer Global Growth Fund                             JP Morgan Securities                         1,732
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Oppenheimer Global Growth Fund                             Morgan Stanley Securities, Inc.              3,852
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Oppenheimer Growth Fund                                    Goldman Sachs Group Inc.                       357
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               Bancamerica Securities                      24,252
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               Lehman Brothers Inc.                        31,094
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               Goldman Sachs & Co.                          7,405
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               JP Morgan Securities                         6,482
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               Morgan Stanley Securities Inc.               7,710
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               Credit Suisse First Boston                   1,105
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               Bear Stearns                                 8,806
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               UBS Warburg LLC                             23,022
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               Merrill Lynch, Pierce, Fenner & Smith       13,612
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Equity Fund                                         Bancamerica Securities (Repo)                  628
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Equity Fund                                         Bancamerica Securities                       4,351
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Equity Fund                                         Lehman Brothers Inc.                           344
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Equity Fund                                         Goldman Sachs & Co.                          3,568
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Equity Fund                                         Morgan Stanley Securities Inc.               2,142
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Equity Fund                                         Bear Stearns                                 3,874
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Equity Fund                                         Citigroup Global Markets                     1,704
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Midcap Growth Fund                                  Bear Stearns                                   814
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Midcap Growth Fund                                  Bancamerica Securities                         193
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Fund                                   Bancamerica Securities (Repo)                2,068
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Fund                                   Goldman Sachs                                3,628
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Fund                                   Bear Stearns                                 3,190
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Fund                                   Bancamerica Securities                       8,180
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Fund                                   Citigroup Global Markets                     8,812
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       Bancamerica Securities                       8,531
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       Bancamerica Securities                       3,647
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       Bear Stearns                                   906
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       Citigroup Global Markets                     9,252
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       Citigroup Global Markets                       761
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       Credit Suisse First Boston                     358
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       JP Morgan Securities                         2,558
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       Merrill Lynch Professional Clearing            655
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       Merrill Lynch Professional Clearing          3,556
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       Morgan Stanley Securities Inc.                 578
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Balanced Fund                                       UBS Warburg LLC                                488
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Global Growth Fund                                  Goldmans Sachs & Co.                         3,130
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Global Growth Fund                                  UBS Warburg LLC                              2,820
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Large Cap Growth Fund                               Goldmans Sachs & Co.                         1,027
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Large Cap Growth Fund                               UBS Warburg LLC                              6,027
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Large Cap Growth Fund                               Citigroup Global Markets                       994
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Money Market Fund                                   Bancamerica Securities                      33,700
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Money Market Fund                                   Credit Suisse First Boston Corp.             3,600
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Money Market Fund                                   Goldman Sachs & Co.                          5,974
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Money Market Fund                                   Morgan Stanley Securities Inc.               4,964
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Value Fund                                          Bancamerica Securities                      19,594
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Value Fund                                          Citigroup Global Markets                    19,696
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Value Fund                                          Goldman Sachs                               11,483
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Value Fund                                          JP Morgan Securities                         7,235
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Value Fund                                          Merrill Lynch Professional Clearing          2,523
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Select Value Fund                                          UBS Warburg LLC                              5,792
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund                      UBS Warburg LLC                             15,685
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund                      Goldman Sachs & Co.                          5,203
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund                      Morgan Stanley Securities Inc.               7,255
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund                      Citigroup Global Markets                    12,491
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund                                   Bancamerica Securities                       6,139
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund                                   JP Morgan Securities                         7,629
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund                                   Morgan Stanley Securities, Inc.              7,606
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund                                   Citigroup Global Markets                     8,971
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund                                   Merrill Lynch Professional Clearing          3,333
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset High Yield Bond Fund(1)                      JP Morgan Securities                         1,759
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset High Yield Bond Fund(1)                      Merrill Lynch Professional Clearing          9,800
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset Strategic Bond Fund(2)                       Bancamerica Securities                       6,817
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset Strategic Bond Fund(2)                       Credit Suisse First Boston                   3,443
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset Strategic Bond Fund(2)                       Goldman Sachs & Co.                            714
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset Strategic Bond Fund(2)                       JP Morgan Securities                         5,614
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset Strategic Bond Fund(2)                       Lehman Brothers Inc.                         5,675
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset Strategic Bond Fund(2)                       Merrill Lynch                              109,085
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset Strategic Bond Fund(2)                       Morgan Stanley Securities, Inc.              7,183
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset Strategic Bond Fund(2)                       Bear Stearns                                 4,500
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset U.S. Government & Quality Bond Fund(3)       Bancamerica Securities                       2,390
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset U.S. Government & Quality Bond Fund(3)       UBS Warburg LLC                              2,520
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/Western Asset U.S. Government & Quality Bond Fund(3)       Merrill Lynch Professional Clearing          1,400
-------------------------------------------------------------------------------------------------------------------------

(1) Effective April 30, 2007, the Fund became the JNL/PPM America High Yield Bond Fund.

(2) Effective April 30, 2007, the Fund became the JNL/Goldman Sachs Core Plus Bond Fund.

(3) Effective April 30, 2007, the Fund became the JNL/JPMorgan U.S. Government & Quality Bond Fund.

CODE OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the sub-advisers and JNLD have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust's and the Adviser Codes complies, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

PROXY VOTING FOR SECURITIES HELD BY THE FUNDS. The Board of Trustees has adopted the proxy voting policy and procedure ("Policy") of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers. The Trust has adopted each of the Sub-Adviser's proxy voting policies and procedures ("Policies"). The policies and procedures (or summaries) are attached to this SAI. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Funds' Shareholders, the Adviser, or the Sub-Advisers, the Sub-Advisers will generally vote the proxies related to the companies giving rise to such conflict, and report to the Board of Trustees on such conflicts.

The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the sub-advisers will monitor situations that may result in a conflict of interest between the Funds' shareholders and the sub-advisers, or affiliate of the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), (2) on Jackson's website at WWW.JNL.COM or Jackson NY's website at WWW.JNLNY.COM, and (3) on the Securities and Exchange Commission's website at WWW.SEC.GOV.

                       DISCLOSURE OF PORTFOLIO INFORMATION

POLICIES AND PROCEDURES

I.   INTRODUCTION

JNAM is the investment adviser to the Funds and certain non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers' respective "Sub-Advisory Agreements" with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the sub-advisers and the Funds. In providing this oversight function, JNAM regularly reports to the Funds' Board related to sub-adviser management, trading, and compliance functions. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services. The Funds underlie certain variable products sponsored by Jackson and Jackson NY, and are primarily sold to the separate accounts of those variable products. The Funds are also sold to participants in certain "Qualified Retirement Plans."

Certain of the Funds underlie variable products sponsored by Jackson and Jackson NY, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain "Qualified Retirement Plans." Certain of the Funds are sold to the public as retail mutual funds.

II.  STATEMENT OF POLICY

JNAM, the Distributor, and the Funds' Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. In adopting these policies and procedures, the Funds' Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (contractholders). The procedures are designed to control the disclosure of Fund portfolio information. These policies and procedures are intended to balance the interests of the Funds' shareholders and their access to portfolio information, with the interests of JNAM and the Distributor in the administration and management of the Funds. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds' portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds' portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

     A. POLICY REQUIREMENTS. In order to implement this policy, the procedures generally provide that:

          (i) Information about the Funds' portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

          (ii) Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds' President;

          (iii) Portfolio holdings information for certain of the Funds(1) (including, but not limited to, the "Fund of Funds," "ETF Funds," "Target Funds," and "Index Funds") that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds' website one (1) day prior to the use of any printed materials; and

          (iv) Information about the Funds' portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

          The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

     B. PUBLIC DISCLOSURES. Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III. DISCLOSURES

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

     A.   PORTFOLIO OVERVIEWS.

          (i) ACTIVELY MANAGED FUNDS. The Funds and the Distributor may disclose the Funds' ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten (10) largest portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM one (1) day prior to the use of any printed materials.

          (ii) INDEX FUNDS, ETF FUNDS, FUND OF FUNDS, AND TARGET FUNDS. For the Index Funds, the ETF Funds, the Fund of Funds, and the Target Funds (generally, those Funds sub-advised by Standard & Poor's Investment Advisory Services LLC and/or Mellon Capital Management Corp.), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, thirty (30) days after any of the following:

               (A)  The relevant reporting periods;

               (B)  The "Stock Selection Date"; or

               (C)  The  effective   date  of  new  money   allocations   and/or
                    rebalances.

          Provided that such disclosures are not provided to any broker-dealers on a preferential basis. The Funds will disclose such portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM one (1) day prior to the use of any printed materials.

     B. SERVICE PROVIDERS. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

          (i) On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

          (ii) At such time as those service providers may request; and/or

          (iii) As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

          The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.

     C. OTHER DISCLOSURES. The Funds periodically provide information concerning their portfolio holdings to the Adviser's consultants, service providers, and the Funds' Board in connection with transactions/services provided to, or on behalf of, the Funds. In addition to the Adviser, these service providers may include any sub-adviser, distributor, auditor, and/or legal counsel to the funds, the trustees or the service providers. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Funds' President, in writing, and upon his/her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information.

     D. REGULATORY DISCLOSURES. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

IV.  REPORTING, RECORDKEEPING, AND EXCEPTIONS

Any exceptions to these policies and procedures authorized by the Funds' President shall be reported to the Funds' Board. The Funds' Board shall also receive annual reports concerning the operation of these policies and procedures. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

     An insurance company and the S&P Funds may purchase shares of the Funds at their respective net asset values, using premiums received with respect to Contracts issued by the insurance company's separate accounts. These separate accounts are funded by shares of the Trust.

     All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

     As stated in the Prospectus, the net asset value ("NAV") of a Fund's shares is determined once each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund's shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV of a Fund's share may also not be determined on days designated by the Trustees.

     The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on the national securities exchanges, the Nasdaq National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. A Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

     The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Board of Trustees, the "fair value" of securities for which a current market price is not available.

     Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund's NAV is not calculated.

     A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the
Trust's procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust's pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator adjusts the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value.

     For the JNL/Select Money Market Fund, securities are valued at amortized cost, which approximates market value, in accord with Rule 2a-7 under the 1940 Act. The net income of the JNL/Select Money Market Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     For this purpose, the net income of the JNL/Select Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of:
(a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

     Because the net income of the JNL/Select Money Market Fund is declared as a dividend payable in additional shares each time the Fund's net income is determined, the net asset value per share (I.E., the value of the net assets of the Fund divided by the number of shares outstanding) is expected to remain at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

     The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

           DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

DESCRIPTION OF SHARES. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund of shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

VOTING RIGHTS. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class of shares of a Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

     In matters affecting only a particular Fund or Class of shares of a Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund or Class of shares of a Fund even though: (1) the matter has not been approved by a majority vote of the shares of any other Fund or Class of shares of a Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.

     Because shares in the Trust are sold only to Jackson, to certain qualified retirement plans and to regulated investment companies, Jackson and the regulated investment companies, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accord with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as "pass through" voting. Further, those shares which are owned by Jackson through its general account, as well as shares held by its separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as "echo" voting. The Agreement and Declaration of Trust for JNL Series Trust provides that thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, and that 30% of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting. As a result of proportional voting the vote of a small number of contract owners could determine the outcome of a proposal subject to shareholder vote.

     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

     o    Designate a Fund of the Trust;

     o    Change the name of the Trust; or

     o Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

                                   TAX STATUS

     The Trust's policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 ("Code"). Each Fund intends to distribute taxable net investment income and capital gains to shareholders in amounts that will avoid federal income or excise tax. In addition, each Fund intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of annuity and life insurance contracts issued by insurance company separate accounts. If any Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for regulated investment company treatment.

     All income dividends and capital gain distributions, if any, on Fund shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first Business Day following the record date, unless otherwise requested by a shareholder.

     Each Fund is treated as a separate corporation for purpose of the Code and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

                                JNL SERIES TRUST

                              FINANCIAL STATEMENTS

The financial statements of the JNL Series Trust for the year ended December 31, 2006 are incorporated by reference (which means they legally are part of this SAI) from the Trust's Annual Report to shareholders. The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.

                      APPENDIX A -- RATINGS OF INVESTMENTS

SHORT-TERM ISSUE RATINGS

PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

LONG-TERM ISSUE RATINGS.

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     WR. Withdrawn.

Moody's applies all numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

SHORT-TERM ISSUE CREDIT RATINGS.

     A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3. A small portion of speculative-grade credits, those with outstanding short-term creditworthiness, may obtain an `A-3' short-term rating (i.e., cross over to investment grade for their short-term rating). These issuers should have relatively low default risk over the near term, despite speculative grade characteristics over medium to long term.

     B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1.   A   short-term   obligation   rated   `B-1'   have   above   average
creditworthiness over the short term compared to other speculative-grade issuers, despite credit concerns over the medium to long term. They should have a combination of very strong liquidity and limited near-term event risk.

     B-2. A short-term obligation rated `B-2' has average speculative-grade creditworthiness. They should have adequate to good liquidity and may have limited near-term event risk.

     B-3. A short-term obligation rated `B-3' has weak speculative-grade creditworthiness. They may have poor to merely adequate liquidity and have significant near-term event risk.

     C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC. An obligation rated CC is currently highly vulnerable to nonpayment.

     C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS
SHORT-TERM ISSUE RATINGS.

     F1. Indicates the strongest capacity for the timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

     F2. Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the ratings.

     F3. Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B. Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C. Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D. Indicates actual or imminent payment default.

     Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+, F1, F2 and F3 may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM ISSUE RATINGS

AAA.
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB.
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B.
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C.
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D.
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.


--------

(1) The Fund of Funds, ETF Funds, Target Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/S&P Growth Retirement Strategy Fund, the Jackson Perspective 5 Fund, and the JNL/Mellon Capital Management International Index Fund) generally include those Funds sub-advised by Standard & Poor's Investment Advisory Services LLC and/or Mellon Capital Management Corp. The Fund of Funds, ETF Funds, Target Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

               PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

I.   INTRODUCTION

The Funds are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX. The period covered by the Funds' Form N-PX filing with the SEC is July 1st through June 30th of the following year.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub-advisers ("Sub-Advisers") conduct the day-to-day investment management of the Funds. Pursuant to the Sub-Advisers' respective "Sub-Advisory Agreements" with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II.  DELEGATION TO THE SUB-ADVISERS

JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds' Sub-Advisers, or other third party vendors, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided below, it is the JNAM's policy to delegate its proxy voting responsibility, as delegated to JNAM by the Funds' Board, to the Sub-Advisers of each Fund and to maintain substantial oversight to ensure that each Fund's Sub-Adviser has written policies that meet certain minimum standards, as follows:

A. The policies are expected to be reasonably designed to protect the best interests of the Fund.

B. JNAM expects that a Sub-Adviser's proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser's, through separate written means) should address at least the following issues:

     o The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

     o    Policies   and   procedures   relating  to  matters  that  may  affect
          substantially the rights or privileges of the holders of securities to be voted; and

     o Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

     The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser's proxy voting policies, the proxy shall be cast in accordance with those policies.

C. To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

D. Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

     o    Name of the issuer of the portfolio security;
     o    Exchange ticker symbol of the portfolio security;
     o    The CUSIP number of the portfolio security;
     o    The shareholder meeting date;
     o    A brief identification of the matter voted on;
     o    Whether the matter was proposed by the issuer or by a security holder;
     o    Whether the registrant cast its vote on the matter;
     o    How the registrant cast its vote; and
     o    Whether the Sub-Adviser cast its vote for or against management.

E. JNAM shall report at least annually to the Funds' Board, on the Funds' proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers' proxy voting policy, and any recommended changes in the Funds' proxy voting policies, and/or any recommended changes in the third party service providers.

III. RESERVATION OF JNAM'S AUTHORITY

JNAM shall annually review the proxy voting policies of each Sub-Adviser, and shall provide such policies annually to the Funds' Board for review. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

     o    Voting a proxy for securities held in a passively managed index fund;
     o Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and
     o Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Further, JNAM reserves the right to vote proxies with respect to any portfolio of a Fund that is operated as "Funds of Funds" pursuant to Section 12(d)(1)(G) of the 1940 Act. Those portfolios invest solely in shares of other Funds. As a result, JNAM anticipates that all of the proposals to be voted on by the Fund of Funds portfolios will previously have been presented to the Funds' Board.

Accordingly, it is JNAM's policy to vote Fund shares held by the Fund of Funds portfolios in accordance with the recommendation of the relevant Funds' Board with respect to the proposal, provided that such proposal has been approved by a majority of the independent Managers/Trustees on the relevant Board. JNAM believes that since all of the Funds' Board comprises a majority of independent Managers/Trustees, this policy will obviate any potential conflicts of interest. JNAM will report to the Funds' Board at least annually, as set forth herein, with respect to JNAM's voting of proxies on behalf of the Fund of Funds portfolios.

IV.  RECORDKEEPING

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds. In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

SCHEDULE A

-------------------------------------------------------------------------------
JNAM Clients
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
JNL SERIES TRUST
-------------------------------------------------------------------------------
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JNL INVESTORS SERIES TRUST
-------------------------------------------------------------------------------
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JNL VARIABLE FUND LLC
-------------------------------------------------------------------------------
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JNLNY VARIABLE FUND I LLC
-------------------------------------------------------------------------------

AIM INVESTMENTS PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines are applicable to all funds managed by A I M Advisors, Inc. ("AIM").(1)


INTRODUCTION


OUR BELIEF
AIM's Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that AIM may fulfill its fiduciary obligation to our fund shareholders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. AIM believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, AIM considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' interests. Our voting decisions are intended to enhance each company's total shareholder value over the funds' typical investment horizon.

Proxy voting is an integral part of AIM's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of AIM's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will AIM exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.


--------------------------------------------------------------------------------
PROXY ADMINISTRATION


The AIM Proxy Committee consists of seven members representing AIM's Legal, Compliance and Investments departments. AIM's Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, AIM uses information gathered from our own research, company managements, AIM's portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, AIM's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, AIM gives proper consideration to the recommendations of a company's Board of Directors.


--------------------------------------------------------------------------------
IMPORTANT PRINCIPLES UNDERLYING THE AIM PROXY VOTING GUIDELINES


I.   ACCOUNTABILITY

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. AIM endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, AIM votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

The following are specific voting issues that illustrate how AIM applies this principle of accountability.

o ELECTIONS OF DIRECTORS. In uncontested director elections for companies that do not have a controlling shareholder, AIM votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. AIM's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

     Contested director elections are evaluated on a case-by-case basis and are decided within the context of AIM's investment thesis on a company.

o DIRECTOR PERFORMANCE. AIM withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, AIM may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, AIM may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

o AUDITORS AND AUDIT COMMITTEE MEMBERS. AIM believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, AIM considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

o MAJORITY STANDARD IN DIRECTOR ELECTIONS. The right to elect directors is the single most important mechanism shareholders have to promote accountability. AIM supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

o CLASSIFIED BOARDS. AIM supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

o SUPERMAJORITY VOTING REQUIREMENTS. Unless proscribed by law in the state of incorporation, AIM votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

o RESPONSIVENESS. AIM withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

o CUMULATIVE VOTING. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. AIM supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

o    SHAREHOLDER   ACCESS.   On  business   matters  with  potential   financial
     consequences, AIM votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.


II.  INCENTIVES

AIM believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. AIM supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the fund's investment.

Following are specific voting issues that illustrate how AIM evaluates incentive plans.

o EXECUTIVE COMPENSATION. AIM evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. AIM believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, AIM generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, AIM supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals..

o EQUITY-BASED COMPENSATION PLANS. When voting to approve or reject equity-based compensation plans, AIM compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, AIM votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

o EMPLOYEE STOCK-PURCHASE PLANS. AIM supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

o SEVERANCE AGREEMENTS. AIM generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.


III. CAPITALIZATION
Examples  of  management  proposals  related to a  company's  capital  structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, AIM analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of AIM's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.


IV.  MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. AIM analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.


V.   ANTI-TAKEOVER MEASURES
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, AIM votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. AIM generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. AIM supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.  SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE
AIM generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.


VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY
The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over AIM's typical investment horizon. Therefore, AIM abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.


VIII. ROUTINE BUSINESS MATTERS
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, AIM votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, AIM votes against proposals to conduct other unidentified business at shareholder meetings.


--------------------------------------------------------------------------------
SUMMARY


These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders insight into the factors driving AIM's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, AIM may vote the shares held on a fund-by-fund basis.


--------------------------------------------------------------------------------
EXCEPTIONS


In certain circumstances, AIM may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS
One reason that some portion of AIM's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever AIM determines that the benefit to shareholders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"SHARE-BLOCKING"
Another example of a situation where AIM may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." AIM generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders of voting a specific proxy outweighs the fund's temporary inability to sell the security.

INTERNATIONAL CONSTRAINTS
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that AIM makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

EXCEPTIONS TO THESE GUIDELINES
AIM retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the AIM Proxy Committee deems not to be in the best interest of the funds' shareholders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.


--------------------------------------------------------------------------------
RESOLVING POTENTIAL CONFLICTS OF INTEREST

A potential conflict of interest arises when AIM votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of AIM's products, or issuers that employ AIM to manage portions of their retirement plans or treasury accounts. AIM reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders and AIM.

AIM takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, AIM may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by AIM's Proxy Voting Guidelines, AIM may vote the proxy in accordance with the predetermined Guidelines; (2) AIM may engage an independent third party to determine how the proxy should be voted; or (3) AIM may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from AIM's marketing, distribution and other customer-facing functions are precluded from becoming members of the AIM Proxy Committee.

On a quarterly basis, the AIM Funds Boards of Trustees review a report from AIM's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that AIM maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where AIM's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the AIM Proxy Committee.

PERSONAL CONFLICTS OF INTEREST. If any member of the AIM Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Committee member will inform the Committee of such conflict and will abstain from voting on that company or issue.

FUNDS OF FUNDS. Some AIM funds offering diversified asset allocation within one investment vehicle own shares in other AIM funds. A potential conflict of interest could arise if an underlying AIM fund has a shareholder meeting with any proxy issues to be voted on, because AIM's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.


--------------------------------------------------------------------------------
POLICIES AND VOTE DISCLOSURE


A copy of these Proxy Voting Guidelines and the voting record of each AIM fund are available on our web site, WWW.AIMINVESTMENTS.COM. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

--------------------------------------------------------------------------------
FOOTNOTES

1. AIM funds not managed by A I M Advisors, Inc., are governed by the proxy voting policies of their respective advisers.

To see the Proxy Voting Guidelines applicable to the AIM TRIMARK ENDEAVOR FUND, the AIM TRIMARK FUND or the AIM TRIMARK SMALL COMPANIES FUND, click HERE.

To see the Proxy Voting Guidelines applicable to the AIM INTERNATIONAL BOND FUND, click HERE.

To see the Proxy Voting Guidelines applicable to the AIM JAPAN FUND, click HERE.

To see the Proxy Voting Guidelines applicable to the AIM CHINA FUND, click HERE.

To see the Proxy Voting Guidelines applicable to the AIM ENHANCED SHORT BOND FUND, the AIM FLOATING RATE FUND, the AIM GLOBAL REAL ESTATE FUND, the AIM INTERNATIONAL CORE EQUITY FUND, the AIM REAL ESTATE FUND, the AIM S&P 500 INDEX FUND, the AIM SELECT REAL ESTATE FUND, the AIM STRUCTURED CORE FUND, the AIM STRUCTURED GROWTH FUND, the AIM STRUCTURED VALUE FUND, the AIM V. I. GLOBAL REAL ESTATE FUND, or the AIM V.I. INTERNATIONAL CORE EQUITY FUND, click HERE.

                      CREDIT SUISSE ASSET MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES

PROCEDURES

The Proxy Voting Policy (the "Policy") is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy gives a general indication of how CSAM will vote proxies on specific issues: boards of directors (I.E., voting on director nominees, cumulative voting, indemnification, filling vacancies), proxy contests (I.E., voting on director nominees, amending bylaws without shareholder consent, cumulative and confidential voting), anti-takeover defenses and voting related issues, merger and corporate restructurings, capital structure and executive and director compensation. CSAM's Proxy Voting Committee (the "Committee") is responsible for administering the voting of all clients' proxies in accordance with the Policy. The Committee includes a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).

To deal with conflicts, the Proxy Voting Committee has engaged the services of Institutional Shareholder Services ("ISS"), an independent third party, to assist in issue analysis and vote recommendations for proxy proposals. Proposals will be voted in accordance with the vote recommendations of ISS where the Policy requires a case-by-case analysis or the proxy proposals are not addressed by the Policy. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee must (1) disclose to clients any conflicts of interest between the clients and CSAM and/or its affiliates (and personnel) in connection with any proxy issue and (2) must obtain clients' consents to vote. Where the client is a Fund, the Committee must disclose such conflicts of interest to any one independent director (as defined by the 1940 Act).

IMPLEMENTATION

CSAM is required to disclose the Policy to each client and will also disclose to its clients how they can obtain information on their proxy votes. CSAM's Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients. The Funds' proxy voting record is filed annually on Form N-PX.

                          EAGLE ASSET MANAGEMENT, INC.

                       PROXY VOTING POLICY AND GUIDELINES

     The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

     Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

     We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

     The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle's detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

     If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.   DIRECTORS AND AUDITORS

          Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

          We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II.  CORPORATE GOVERNANCE

          In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

     A. CONFIDENTIAL VOTING. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

     B. GREENMAIL. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

     C. INDEMNIFICATION OF DIRECTORS. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

     D.   CUMULATIVE VOTING RIGHTS.  We usually support  cumulative voting as an
          effective  method  of  guaranteeing   minority   representation  on  a
          board.(App N17, S24)

     E. OPT OUT OF DELAWARE. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

     F. INCREASES IN COMMON STOCK. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

          Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

     A. FAIR PRICE AMENDMENTS. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

     B. CLASSIFIED BOARDS. We generally oppose classified boards because they limit shareholder control. (App N4)

     C. BLANK CHECK PREFERRED STOCK. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

     D.   SUPERMAJORITY  PROVISIONS.  We  usually  oppose   supermajority-voting
          requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

     E. GOLDEN PARACHUTES. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

     F. POISON PILLS. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

     G. REINCORPORATION. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

     H. SHAREHOLDER RIGHTS. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

     Eagle generally votes on other corporate governance issues as follows:

     A. OTHER BUSINESS. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

     B. DIFFERENTIAL VOTING RIGHTS. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

     C. DIRECTORS-SHARE OWNERSHIP. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App
          S5)

     D. INDEPENDENT DIRECTORS. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

     E.   PREEMPTIVE   RIGHTS.  We  generally  vote  against  preemptive  rights
          proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

     F. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. COMPENSATION AND STOCK OPTION PLANS

          We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

          With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.  SOCIAL ISSUES

          Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. (App S40--S65)

                  Examples of proposals in this category include:
                  1.    Anti - Abortion.
                  2.    Affirmative Action.
                  3.    Animal Rights.
                        a. Animal Testing.
                        b. Animal Experimentation.
                        c. Factory Farming.
                  4. Chemical Releases.
                  5. El Salvador.
                  6. Environmental Issues.
                        a. CERES Principles.
                        b. Environmental Protection.
                  7. Equal Opportunity.
                  8. Discrimination.
                  9. Government Service.
                 10. Infant Formula.
                 11. Israel.
                 12. Military Contracts.
                 13. Northern Ireland.
                        a. MacBride Principles.
                 14. Nuclear Power.
                        a. Nuclear Waste.
                        b. Nuclear Energy Business.
                 15. Planned Parenthood Funding.
                 16. Political Contributions.
                 17. South Africa.
                        a. Sullivan Principles.
                 18. Space Weapons.
                 19. Tobacco-Related Products.
                 20. World Debt.

VII. CONFLICTS OF INTEREST

     Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle's, or the affiliate's, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle's proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's Guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.


VIII. RECORD KEEPING


     The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

     >>   Copy of each proxy statement received.

     >>   Record of each vote cast.

     >>   Copy of any  documents  created by Eagle that was material to making a
          decision   how  to  vote  proxies  on  behalf  of  a  client  or  that memorializes the basis for that decision.

     >> Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

     >> Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE'S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

     1.   The issuer is a client of Investment Manager or its affiliates;

     2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

     3. The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

     4. An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

     5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

     6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a
U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment
Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

     5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

     8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

     10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

     11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

     13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

     14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15.  At least  annually,  the Proxy  Group will verify  that:

          o All annual proxies for the securities held by Advisory Clients have been received;

          o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

          o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

          o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting. The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information.

The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward
Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.CA no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of  January 3, 2007

                         FRANKLIN ADVISORY SERVICES, LLC

                       PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client
(including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

     1.   The issuer is a client of Investment Manager or its affiliates;

     2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

     3. The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

     4. An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

     5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

     6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a
U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment
Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

     5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

     8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

     10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

     11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

     13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

     14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15.  At least annually, the Proxy Group will verify that:

          o All annual proxies for the securities held by Advisory Clients have been received;

          o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

          o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

          o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.CA no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.


As of  January 3, 2007

                          FRANKLIN MUTUAL ADVISERS, LLC

                       PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client
(including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

          1.   The issuer is a client of Investment Manager or its affiliates;

          2.   The issuer is a vendor whose products or services are material or
               significant  to  the  business  of  Investment   Manager  or  its
               affiliates;

          3. The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

          4. An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

          5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

          6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a
U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment
Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

     5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

     8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

     10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

     11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

     13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

     14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15.  At least annually, the Proxy Group will verify that:

          o All annual proxies for the securities held by Advisory Clients have been received;

          o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

          o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

          o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.CA no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.


As of  January 3, 2007

                                                                   OCTOBER 2003

                         GOLDMAN SACHS ASSET MANAGEMENT

                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management ("GSAM") has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

*For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.

Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team.

Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts. As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.


APPENDIX A

ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision. 1. AUDITORS

Vote FOR proposals to ratify auditors,  unless any of the following apply:

__ An auditor has a financial interest in or association with the company, and is therefore not independent,

__   Fees for non-audit services are excessive, or

__ There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.


D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

__ It is intended for financing purposes with minimal or no dilution to current shareholders

__ It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

__   Historic trading patterns

__   Rationale for the repricing

__   Value-for-value exchange

__   Option vesting

__   Term of the option

__   Exercise price

__   Participation

B. EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee  stock  purchase  plans where all of the following  apply:

__   Purchase price is at least 85 percent of fair market value;

__   Offering period is 27 months or less; and

__ Potential voting power dilution is ten percent or less. Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                       [GRAPHIC OMITTED][INVESCO GRAPHIC OMITTED]

                              PROXY VOTING POLICIES

                                       AND

                                   PROCEDURES

                                                                  April 1, 2006

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.




                              PROXY VOTING POLICIES


VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.



Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3)  report  any  contacts  from  outside   parties   (other  than  routine
          communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.




                              CONFLICTS OF INTEREST

       PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

|X| Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

|X| Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

|X| Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients. It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


                           ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com.

                                   APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION


I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                            _________________________Print Name

_________________________Date               _________________________Signature

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                 JPMorgan Asset Management Corporate Governance


                               Global Proxy Voting
                            Procedures and Guidelines


                                  2006 Edition

                                  April 1, 2006

                            TABLE OF CONTENTS- GLOBAL


PART I:      JPMORGAN ASSET MANAGEMENT GLOBAL PROXY-VOTING PROCEDURES

             A.   OBJECTIVE..................................................................3
             B.   PROXY COMMITTEE............................................................3
             C.   THE PROXY VOTING PROCESS...................................................3-4
             D.   MATERIAL CONFLICTS OF INTEREST.............................................5
             E.   ESCALATION OF MATERIAL CONFLICTS OF INTEREST...............................5
             F.   RECORDKEEPING..............................................................6
                  EXHIBIT A..................................................................6

PART II:     JPMORGAN ASSET MANAGEMENT GLOBAL PROXY-VOTING GUIDELINES

             A. NORTH AMERICA............................................................... 8-21
Table of Contents............................................................................9-10
                  Guidelines................................................................11-21

B.       EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA
                  AND SOUTH AMERICA.........................................................22-33
                  Table of Contents..........................................................23
                  Guidelines................................................................24-33

             C.   ASIA (EX-JAPAN)...........................................................34-42
                  Table of Contents..........................................................35
                  Guidelines................................................................36-42

             D.   JAPAN.....................................................................43-44

PART I: JPMORGAN ASSET MANAGEMENT GLOBAL PROXY VOTING PROCEDURES

A. OBJECTIVE

     As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. (1)

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. PROXY COMMITTEE

     To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The ProxyCommittee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C. THE PROXY VOTING PROCESS (2)

     JPMAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMAM investment professionals with public companies' proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). (1) 1. Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM. (2)The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.


C.   THE PROXY VOTING PROCESS - CONTINUED

     Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     Each  JPMAM  Entity  appoints  a  JPMAM  professional  to  act  as a  proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     IN THE EVENT A JPMAM INVESTMENT PROFESSIONAL MAKES A RECOMMENDATION IN CONNECTION WITH AN OVERRIDE, THE INVESTMENT PROFESSIONAL MUST PROVIDE THE APPROPRIATE PROXY ADMINISTRATOR WITH A WRITTEN CERTIFICATION ("CERTIFICATION") WHICH SHALL CONTAIN AN ANALYSIS SUPPORTING HIS OR HER RECOMMENDATION AND A CERTIFICATION THAT HE OR SHE (A) RECEIVED NO COMMUNICATION IN REGARD TO THE PROXY THAT WOULD VIOLATE EITHER THE J.P. MORGAN CHASE ("JPMC") SAFEGUARD POLICY (AS DEFINED BELOW) OR WRITTEN POLICY ON INFORMATION BARRIERS, OR RECEIVED ANY COMMUNICATION IN CONNECTION WITH THE PROXY SOLICITATION OR OTHERWISE THAT WOULD SUGGEST THE EXISTENCE OF AN ACTUAL OR POTENTIAL CONFLICT BETWEEN JPMAM'S INTERESTS AND THAT OF ITS CLIENTS AND (B) WAS NOT AWARE OF ANY PERSONAL OR OTHER RELATIONSHIP THAT COULD PRESENT AN ACTUAL OR POTENTIAL CONFLICT OF INTEREST WITH THE CLIENTS' INTERESTS.

D.   MATERIAL CONFLICTS OF INTEREST

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM's voting decision.

E.   ESCALATION OF MATERIAL CONFLICTS OF INTEREST

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

     o    removing certain JPMAM personnel from the proxy voting process;

     o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

     o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

     o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.   RECORDKEEPING

     JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

     o a copy of the JPMAM Proxy Voting Procedures and Guidelines; o a copy of each proxy statement received on behalf of JPMAM clients; o a record of each vote cast on behalf of JPMAM client holdings;

     o a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

     o a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

     o a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

     It should be noted that JPMAM reserves the right to use the services of the
     Independent   Voting  Service  to  maintain  certain  required  records  in accordance with all applicable regulations.

                                    EXHIBIT A

     JPMorgan High Yield Partners LLC
     JPMorgan Investment Advisors Inc.
     Bank One Trust Company, NA
     JPMorgan Chase Bank , NA
     J.P. Morgan Asset Management (London) Limited
     J.P. Morgan Asset Management (UK) Limited
     J.P. Morgan Investment Management Inc.
     J.P. Morgan Investment Management Limited
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited
     JF International Management Inc.
     Pacholder & Company, LLC
     Security Capital Research & Management Incorporated

PART II: PROXY VOTING GUIDELINES

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

PART II.A: NORTH AMERICA PROXY VOTING

PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

1.       UNCONTESTED DIRECTOR ELECTIONS.............................................................................11

2.       PROXY CONTESTS.............................................................................................11
          a.       Election of Directors............................................................................11
          b.       Reimburse Proxy Solicitation Expenses............................................................11

3.       RATIFICATION OF AUDITORS...................................................................................11

4.       PROXY CONTEST DEFENSES..................................................................................12-13
         a.       Board Structure: Staggered vs. Annual Elections...................................................12
         b.       Shareholder Ability to Remove Directors...........................................................12
         c.       Cumulative Voting.................................................................................12
         d.       Shareholder Ability to Call Special Meeting.......................................................13
         e.       Shareholder Ability to Act by Written Consent.....................................................13
         f.       Shareholder Ability to Alter the Size of the Board................................................13

5.       TENDER OFFER DEFENSES....................................................................................13-14
          a.       Poison Pills......................................................................................13
          b.       Fair Price Provisions.............................................................................13
          c.       Greenmail.........................................................................................13
          d.       Unequal Voting Rights.............................................................................13
          e.       Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws.............................13
          f.       Supermajority Shareholder Vote Requirement to Approve Mergers.....................................14

6.       MISCELLANEOUS BOARD PROVISIONS...........................................................................14-15
          a.       Separate Chairman and CEO Positions...............................................................14
          b.       Lead Directors and Executive Sessions.............................................................14
          c.       Majority of Independent Directors.................................................................14
          d.       Stock Ownership Requirements......................................................................14
          e.       Term of Office....................................................................................15
          f.       Director and Officer Indemnification and Liability Protection.....................................15
          g.       Board Size........................................................................................15
          h.       Majority Vote Standard............................................................................15

7.       MISCELLANEOUS GOVERNANCE PROVISIONS......................................................................15-16
          a.       Independent Nominating Committee..................................................................15
          b.       Confidential Voting...............................................................................15
          c.       Equal Access......................................................................................15
          d.       Bundled Proposals.................................................................................15
          e.       Charitable Contributions..........................................................................15
          f.       Date/Location of Meeting..........................................................................15
          g.       Include Nonmanagement Employees on Board..........................................................16
          h.       Adjourn Meeting if Votes are Insufficient.........................................................16
          i.       Other Business....................................................................................16
          j.       Disclosure of Shareholder Proponents..............................................................16

8.       CAPITAL STRUCTURE........................................................................................16-17
          a.       Common Stock Authorization........................................................................16
          b.       Stock Distributions: Splits and Dividends.........................................................16
          c.       Reverse Stock Splits..............................................................................16
          d.       Blank Check Preferred Authorization...............................................................16
          e.       Shareholder Proposals Regarding Blank Check Preferred Stock.......................................16
          f.       Adjustments to Par Value of Common Stock..........................................................16
          g.       Restructurings/Recapitalizations..................................................................17
          h.       Share Repurchase Programs.........................................................................17
          i.       Targeted Share Placements.........................................................................17


PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

9.       EXECUTIVE AND DIRECTOR COMPENSATION......................................................................17-18
          a.       Stock-based Incentive Plans....................................................................17-18
          b.       Approval of Cash or Cash-and-Stock Bonus Plans....................................................18
          c.       Shareholder Proposals to Limit Executive and Director Pay.........................................18
          d.       Golden and Tin Parachutes.........................................................................18
          e.       401(k) Employee Benefit Plans.....................................................................18
          f.       Employee Stock Purchase Plans.....................................................................18
          g.       Option Expensing..................................................................................18
          h.       Option Repricing..................................................................................18
          i.       Stock Holding Periods.............................................................................18

10.      INCORPORATION...............................................................................................19
          a.       Reincorporation Outside of the United States......................................................19
          b.       Voting on State Takeover Statutes.................................................................19
          c.       Voting on Reincorporation Proposals...............................................................19

11.      MERGERS AND CORPORATE RESTRUCTURINGS........................................................................19
          a.       Mergers and Acquisitions..........................................................................19
          b.       Nonfinancial Effects of a Merger or Acquisition...................................................19
          c.       Corporate Restructuring...........................................................................19
          d.       Spin-offs.........................................................................................19
          e.       Asset Sales.......................................................................................19
          f.       Liquidations......................................................................................19
          g.       Appraisal Rights..................................................................................19
          h.       Changing Corporate Name...........................................................................19

12.      SOCIAL AND ENVIRONMENTAL ISSUES..........................................................................19-20
          a.       Energy and Environment............................................................................19
          b.       Northern Ireland..................................................................................20
          c.       Military Business.................................................................................20
          d.       International Labor Organization Code of Conduct..................................................20
          e.       Promote Human Rights in China, Nigeria, and Burma.................................................20
          f.       World Debt Crisis.................................................................................20
          g.       Equal Employment Opportunity and Discrimination...................................................20
          h.       Animal Rights.....................................................................................20
          i.       Product Integrity and Marketing...................................................................20
          j.       Human Resources Issues............................................................................20
          k.       Link Executive Pay with Social and/or Environmental Criteria......................................20

13.      FOREIGN PROXIES.............................................................................................21

14. PRE-SOLICITATION CONTACT.........................................................................................21

PART II.A: NORTH AMERICA GUIDELINES

1. UNCONTESTED DIRECTOR ELECTIONS

     Votes on director nominees should be made on a CASE-BY-CASE (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or adopted or renewed apoison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption.

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

     6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

     7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

     8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a -
     Stock-Based   Incentive  Plans,   last  paragraph).   WITHHOLD  votes  from
     compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

     9)WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company's internal controls.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2. PROXY CONTESTS

     2A.  ELECTION OF DIRECTORS
     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2B.  REIMBURSE PROXY SOLICITATION EXPENSES
     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.

3. RATIFICATION OF AUDITORS

     Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees.

     Vote CASE-BY-CASE on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

4.   PROXY CONTEST DEFENSES

     4A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

     Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS
     Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

     Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     4C.  CUMULATIVE VOTING
     Cumulative voting proposals will be voted on a CASE-BY-CASE basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

     4D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING
     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT We generally vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote AGAINST proposals to allow or facilitate shareholder action by written consent.

     4F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


5.   TENDER OFFER DEFENSES

     5A. POISON PILLS
     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5B.  FAIR PRICE PROVISIONS
     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5C.  GREENMAIL
     Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5D.  UNEQUAL VOTING RIGHTS
     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5E. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
     Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   MISCELLANEOUS BOARD PROVISIONS

     6A. SEPARATE CHAIRMAN AND CEO POSITIONS
     We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

     o Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

          (1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          (2) Serves as liaison between the chairman and the independent directors,

          (3)  Approves information sent to the board,

          (4)  Approves meeting agendas for the board,

          (5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

          (6) Has the authority to call meetings of the independent directors, and

          (7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    2/3 of independent board;

     o    All-independent key committees;

     o    Committee chairpersons nominated by the independent directors;

     o CEO performance is reviewed annually by a committee of outside directors; and

     o    Established governance guidelines.

     Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

     6B.  LEAD DIRECTORS AND EXECUTIVE SESSIONS
     In cases where the CEO and Chairman roles are combined, we will vote FOR the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6C.  MAJORITY OF INDEPENDENT DIRECTORS
     We generally vote FOR proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote  FOR  shareholder   proposals   requesting  that  the  board's  audit,
     compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board.

     6D.  STOCK OWNERSHIP REQUIREMENTS
     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6E.  TERM OF OFFICE
     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, AND (2) the director's legal expenses would be covered.

     6G.  BOARD SIZE
     Vote FOR proposals to limit the size of the board to 15 members.

     6H.  MAJORITY VOTE STANDARD
     We would generally vote FOR proposals asking for the board to initiate the appropriate process to amend the company's governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.   MISCELLANEOUS GOVERNANCE PROVISIONS

     7A.  INDEPENDENT NOMINATING COMMITTEE
     Vote FOR the creation of an independent nominating committee.

     7B.  CONFIDENTIAL VOTING
     Vote FOR shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     7C.  EQUAL ACCESS
     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7D.  BUNDLED PROPOSALS
     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7E.  CHARITABLE CONTRIBUTIONS
     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7F.  DATE/LOCATION OF MEETING
     Vote AGAINST shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7G.  INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD
     Vote AGAINST shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7H.  ADJOURN MEETING IF VOTES ARE INSUFFICIENT
     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7I.  OTHER BUSINESS
     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7J.  DISCLOSURE OF SHAREHOLDER PROPONENTS
     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   CAPITAL STRUCTURE

     8A.  COMMON STOCK AUTHORIZATION
     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8B.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8C.  REVERSE STOCK SPLITS
     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8D.  BLANK CHECK PREFERRED AUTHORIZATION
     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8E.  SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8F.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8G.  RESTRUCTURINGS/RECAPITALIZATIONS
     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

     DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     CHANGE IN CONTROL--Will the transaction result in a change in control of the company?

     BANKRUPTCY--Generally,    approve    proposals   that    facilitate    debt
     restructurings unless there areclear signs of self-dealing or other abuses.

     8H.  SHARE REPURCHASE PROGRAMS
     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8I.  TARGETED SHARE PLACEMENTS
     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE BASIS after reviewing the individual situation of the company receiving the proposal.

9.   EXECUTIVE AND DIRECTOR COMPENSATION

     9A.  STOCK-BASED INCENTIVE PLANS
     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote-- even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     We vote AGAINST equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company's most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company's most recent three-year burn rate exceeds two percent of common shares outstanding.

     For companies in the Russell 3000 we will generally vote AGAINST a plan when there is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

     9B.  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9C.  SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9D.  GOLDEN AND TIN PARACHUTES
     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9E.  401(K) EMPLOYEE BENEFIT PLANS
     Vote FOR proposals to implement a 401(k) savings plan for employees.

     9F.  EMPLOYEE STOCK PURCHASE PLANS
     Vote FOR qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

     Vote FOR nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee's contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

     9G.  OPTION EXPENSING
     Generally, vote FOR shareholder proposals to expense fixed-price options.

     9H.  OPTION REPRICING
     In most cases, we take a negative view of option repricings and will, therefore, generally vote AGAINST such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.

     9I.  STOCK HOLDING PERIODS
     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

     9j.  Transferable Stock Options
     Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

10. INCORPORATION

     10A. REINCORPORATION OUTSIDE OF THE UNITED STATES
     Generally speaking, we will vote AGAINST companies looking to reincorporate outside of the U.S.

     10B. VOTING ON STATE TAKEOVER STATUTES
     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). 10C. VOTING ON REINCORPORATION PROPOSALS Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. MERGERS AND CORPORATE RESTRUCTURINGS

     11A. MERGERS AND ACQUISITIONS
     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11B. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11C. CORPORATE RESTRUCTURING
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, "going private" proposals, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

     11D. SPIN-OFFS
     Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11E. ASSET SALES
     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11F. LIQUIDATIONS
     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11G. APPRAISAL RIGHTS
     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11H. CHANGING CORPORATE NAME Vote FOR changing the corporate name.

12. SOCIAL AND ENVIRONMENTAL ISSUES

     12A. ENERGY AND ENVIRONMENT
     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol. Vote CASE-BY-CASE on disclosure reports that seek additional information.

12B. NORTHERN IRELAND

     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12C. MILITARY BUSINESS
     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations. 12D. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.

     12E. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, THE SUDAN AND BURMA
     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.

     12F. WORLD DEBT CRISIS
     Vote CASE-BY-CASE ON proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.

     12G. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION
     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12H. ANIMAL RIGHTS
     Vote CASE-BY-CASE ON proposals that deal with animal rights.

     12I. PRODUCT INTEGRITY AND MARKETING
     Vote CASE-BY-CASE ON proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12J. HUMAN RESOURCES ISSUES
     Vote CASE-BY-CASE on proposals regarding human resources issues.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.

     12K. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA
     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.

13. FOREIGN PROXIES

     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. PRE-SOLICITATION CONTACT

     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     WHAT IS MATERIAL NON-PUBLIC INFORMATION?

     The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

     o    a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o    major management changes;
     o    an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o    a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     WHAT IS PRE-SOLICITATION CONTACT?

     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA PROXY VOTING

PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA GUIDELINES TABLE OF CONTENTS

1.       REPORTS & ACCOUNTS..........................................................................................24
          a.       Annual Report.....................................................................................24
          b.       Remuneration Report...............................................................................24

2.       DIVIDENDS...................................................................................................24

3.       AUDITORS....................................................................................................24
          a.       Auditor Independence..............................................................................24
          b.       Auditor Remuneration..............................................................................24

4.       BOARDS...................................................................................................25-26
          a.       Chairman & CEO....................................................................................25
          b.       Board Structure...................................................................................25
          c.       Board Size........................................................................................25
          d.       Board Independence................................................................................25
          e.       Board Committees...............................................................................25-26

5.       DIRECTORS ...............................................................................................26-27
          a.       Directors' Contracts..............................................................................26
          b.       Executive Director Remuneration...................................................................26
          c.       Director Liability................................................................................27
          d.       Directors over 70.................................................................................27

6.       NON-EXECUTIVE DIRECTORS ....................................................................................27
          a.       Role of Non-Executive Directors...................................................................27
          b.       Director Independence.............................................................................27
          c.       Non-Executive Director Remuneration...............................................................27
          d.       Multiple Directorships............................................................................27
          e.       Investment Trust Directors........................................................................27

7.       ISSUE OF CAPITAL............................................................................................28
          a.       Issue of Equity...................................................................................28
          b.       Issue of Debt.....................................................................................28
          c.       Share Repurchase Programmes.......................................................................28

8.       MERGERS/ACQUISITIONS........................................................................................28

9.       VOTING RIGHTS...............................................................................................28

10.      SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)............................................................29
          a.       Share Options.....................................................................................29
          b.       Long-Term Incentive Plans (L-TIPs)................................................................29

11.      OTHERS...................................................................................................29-30
          a.       Poison Pills......................................................................................29
          b.       Composite Resolutions.............................................................................30
          c.       Social/Environmental Issues.......................................................................30
          d.       Charitable Issues.................................................................................30
          e.       Political Issues..................................................................................30

12.      ACTIVISM.................................................................................................30-32
          a.       Shareholder Activism and Company Engagement.......................................................30
          b.       Activism Policy................................................................................31-32

13.      SUSTAINABILITY...........................................................................................32-33
          a.       Sustainability Statement..........................................................................32
          b.       Sustainability Policy..........................................................................32-33

PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA GUIDELINES

1.   REPORTS & ACCOUNTS

     1A.  ANNUAL REPORT

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (while meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

     1B.  REMUNERATION REPORT

     The remuneration policy as it relates to senior management should be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of executive directors' emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that the explanation is insufficient.

     SEE EXECUTIVE DIRECTOR REMUNERATION

2.   DIVIDENDS

     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   AUDITORS

     3A.  AUDITOR INDEPENDENCE

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

     3B.  AUDITOR REMUNERATION

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently  exceeding audit fees, where no
     explanation  was  given  to  shareholders.   Audit  fees  should  never  be
     excessive.

     SEE AUDIT COMMITTEE

4.   BOARDS

     4A.  CHAIRMAN & CEO

     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4B.  BOARD STRUCTURE

     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4C.  BOARD SIZE

     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4D.  BOARD INDEPENDENCE

     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

     We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should have at least three independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     SEE NON EXECUTIVE DIRECTORS

     4E.  BOARD COMMITTEES

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

     (I)  NOMINATION COMMITTEE

          There should be a formal  nomination  process for the  appointment  of
          Directors  with  both  executive  and  non-executive   representation.
          Nomination Committees should be majority-independent.

     (II) REMUNERATION COMMITTEE

          Boards should appoint Remuneration Committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross-directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non- executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

          Responsibility for the remuneration report (where applicable) should lie with the Remuneration Committee.

          SEE REMUNERATION REPORT

     4E. BOARD COMMITTEES - CONTINUED

     (III) AUDIT COMMITTEE

          An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.   DIRECTORS

     5A.  DIRECTORS' CONTRACTS

     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK Government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the Remuneration Committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re-election of any director who is a member of the Remuneration Committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF takes into account local market practice when making judgements in this area.

     5B.  EXECUTIVE DIRECTOR REMUNERATION

     Executive remuneration is, and will remain, a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of Remuneration Committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     SEE STOCK OPTIONS AND LONG-TERM INCENTIVE PLANS (L-TIPS)

     SEE REMUNERATION REPORT

     5C.  DIRECTOR LIABILITY

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5D.  DIRECTORS OVER 70

     While special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6.   NON-EXECUTIVE DIRECTORS

     6A.  ROLE OF NON-EXECUTIVE DIRECTORS

     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non- executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and Remuneration Committees should be composed exclusively of independent directors.

     6B.  DIRECTOR INDEPENDENCE

     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6C.  NON-EXECUTIVE DIRECTOR REMUNERATION

     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6D.  MULTIPLE DIRECTORSHIPS

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

     We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.

     6E.  INVESTMENT TRUST DIRECTORS

     In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom are independent of the management company. We believe this to be appropriate and expect boards to comply with the Combined Code, except where such compliance is clearly inappropriate (e.g. Nomination Committees). Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.

7.   ISSUE OF CAPITAL

     7A.  ISSUE OF EQUITY

     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

     7B.  ISSUE OF DEBT

     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7C.  SHARE REPURCHASE PROGRAMMES

     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   MERGERS/ACQUISITIONS

     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   VOTING RIGHTS

     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.  SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)

     10A. SHARE OPTIONS

     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

     10B. LONG-TERM INCENTIVE PLANS (L-TIPS)

     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect Remuneration Committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  OTHERS

     11A. POISON PILLS

     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are, in fact, sometimes used as tools to entrench management.

     JPMF  will  generally  vote  against   anti-takeover  devices  and  support
     proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

     11B. COMPOSITE RESOLUTIONS

     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11C. SOCIAL/ENVIRONMENTAL ISSUES

     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where  management  is  proposing  changes with a social,  environmental  or
     ethical   dimension,   these  proposals  should  be  in  line  with  JPMF's
     Sustainability Policy.

     SEE SUSTAINABILITY

     11D. CHARITABLE ISSUES

     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11E. POLITICAL ISSUES

     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  ACTIVISM

     12A. SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT

     In November 2002, the Institutional Shareholders' Committee ("ISC"), comprising the trade bodies of the UK's investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMF endorses the ISC Principles, which are set out below:

     "Institutional   shareholders   and/or   agents   in   relation   to  their
     responsibilities in respect of investee companies ... will:

     o    set out their policy on how they will discharge their responsibilities
          - clarifying the priorities attached to particular issues and when they will take action

     o monitor the performance of and establish, where necessary, a regular dialogue with investee companies

     o    intervene where necessary

     o    evaluate the impact of their activism

     o    report back to clients/beneficial owners"

     It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMF will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients' interests.

     The full text of the Principles is available from JPMF or it can be found on the Investment Management Association web-site (www.investmentuk.org)

     12B. ACTIVISM POLICY

     (I)  DISCHARGE OF RESPONSIBILITIES

     a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

     b)   Our  investment  managers and analysts have explicit  responsibilities for  monitoring  the  companies  in the  universe of stocks from which clients' portfolios are constructed. While we attach considerable importance to meetings with management (and several hundred take place in the UK each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

     c) As noted in our Corporate Governance Guidelines we expect companies to comply with the standards of corporate governance set out in the Combined Code and will use our votes to encourage compliance.

     d) Where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. Performance issues where more active intervention is appropriate will include failure to achieve strategic targets for the development of the business or perceived weaknesses in the management structure. The approach involves active discussion with company management and directors and, if necessary, participation in action groups, but not direct involvement in management.

     e) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

     f) Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so.

     (II) MONITOR   PERFORMANCE   As  noted  above  the  monitoring  of  company
          performance is a key part of our investment processes. Our voting records are available to clients and serve to demonstrate, among other things, our support or otherwise for a company's board structure and remuneration policies. All votes against company management are minuted and signed off by the Proxy Committee. In addition we maintain a log of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMF.

     (III) INTERVENING WHERE NECESSARY

     a) As we have an active approach to proxy voting we do, in one sense, intervene frequently in company affairs and will vote against or abstain on resolutions at company meetings where we believe it to be in the best interests of our clients. Whenever we intend to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour.

     b) JPMF does not intervene directly in the management of companies. However, we will arrange to meet with senior management where a company has failed to meet our expectations, but we believe that the potential of the company still justifies retention in our clients' portfolios. On such occasions we expect management to explain what is being done to bring the business back on track. If possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

     (IV) EVALUATING AND REPORTING

     We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success of our monitoring is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

     Reports detailing our engagement activity are available to clients on a quarterly basis.

13.  SUSTAINABILITY

     13A. SUSTAINABILITY STATEMENT
     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on Corporate Social Responsibility ("CSR") in their Statement of Investment Principles.

     JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our ethical screens will meet the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13B. SUSTAINABILITY POLICY
     Where JPMF engages with companies on broader sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

     Where sustainability issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value. 13B. SUSTAINABILITY POLICY - CONTINUED

     In formulating our Sustainability Policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as
     "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of CSR among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy. We would normally expect companies to publish a statement on CSR within their Annual Report, or to provide a separate CSR report to shareholders.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

PART II.C: ASIA (EX-JAPAN) PROXY VOTING

PART II.C: ASIA EX-JAPAN PROXY VOTING GUIDELINES

TABLE OF CONTENTS

I    PRINCIPLES.........................................................................................36

II   POLICY AND PROCEDURES...........................................................................37-38
     1.  Proxy Committee................................................................................37
     2.  Voting.........................................................................................37
     3.  Engagement.....................................................................................37
     4.  Conflicts of Interest..........................................................................38

III  VOTING GUIDELINES...............................................................................38-42
     1.  Reports & Accounts.............................................................................38
     2.  Dividends......................................................................................38
     3.  Auditors.......................................................................................38
     4.  Boards.........................................................................................39
     5.  Directors......................................................................................39
     6.  Non-Executive Directors........................................................................40
     7.  Issue of Capital............................................................................40-41
     8.  Mergers/Acquisitions...........................................................................41
     9.  Voting Rights..................................................................................41
     10. Share Options/Long-Term Incentive Plans (L-TIPs)...............................................41
     11. Others.........................................................................................41

IV   ACTIVISM...........................................................................................42

V    SUSTAINABILITY.....................................................................................42

PART II.C: ASIA EX-JAPAN PROXY VOTING GUIDELINES

I. PRINCIPLES

     JF ASSET MANAGEMENT ("JFAM") is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients' assets and we expect those companies to demonstrate high standards of governance in the management of their business.

     We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

     1. FIDUCIARY PRIORITY. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

     2. EVALUATION. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

     3. ENGAGEMENT. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

     4. PROXY VOTING. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients' votes.

     5. LITIGATION AND JOINT WORKING PARTIES. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

     6. DISCLOSURE. JFAM's corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

     7. ONGOING COMMITMENT. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.


     JF ASSET MANAGEMENT
     HONG KONG PROXY COMMITTEE

II. POLICY AND PROCEDURES

     JF Asset Management ("JFAM") manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

     1. PROXY COMMITTEE

     The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

     2. VOTING

     As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

     In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM's voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

     Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

     For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients' best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients' best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients' best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients' best interests are served.

     Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     3. ENGAGEMENT

     We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

     4. CONFLICTS OF INTEREST

     In order to maintain the integrity and independence of JFAM's proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals.

     Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

     Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III. VOTING GUIDELINES

     1. REPORTS & ACCOUNTS

     1A. ANNUAL REPORT

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

     2. DIVIDENDS

     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

     3. AUDITORS

     3A. AUDITOR INDEPENDENCE

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

     3B. AUDITOR REMUNERATION

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

     4. BOARDS

     4A. CHAIRMAN & CEO

     JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

     4B. BOARD STRUCTURE

     JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

     4C. BOARD SIZE

     Boards with more than 20 directors are considered to be excessively large.

     4D. BOARD INDEPENDENCE

     JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

     We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     4E. BOARD COMMITTEES

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

     5. DIRECTORS

     5A. EXECUTIVE DIRECTOR'S REMUNERATION

     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

     JFAM  will  generally  vote  against  shareholder   proposals  to  restrict
     arbitrarily the compensation of executives or other employees.

     5B. DIRECTOR'S LIABILITY

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5C. DIRECTORS OVER 70

     JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

     6. NON-EXECUTIVE DIRECTORS

     6A. ROLE OF NON-EXECUTIVE DIRECTORS

     As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and Remuneration Committees should be composed exclusively of independent directors.

     6B. DIRECTOR INDEPENDENCE

     We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     6C. MULTIPLE DIRECTORSHIPS

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

     7. ISSUE OF CAPITAL

     7A. ISSUE OF EQUITY

     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JFAM will vote in favour of increases in capital which enhance a company's long-term prospects.

     7B. ISSUE OF DEBT

     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JFAM will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7C. SHARE REPURCHASE PROGRAMMES

     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

     8. MERGERS / ACQUISITIONS

     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

     9. VOTING RIGHTS

     JFAM believes in the fundamental principle of "one share, one vote". Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPS)

     10A. SHARE OPTIONS

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and re-issue, fre-pricing, of underwater options.

     10B. LONG-TERM INCENTIVE PLANS (L-TIPS)

     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

     11. OTHERS

     11A. CHARITABLE ISSUES

     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11B. POLITICAL ISSUES

     JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

IV. ACTIVISM

     ACTIVISM POLICY

     1. DISCHARGE OF RESPONSIBILITIES

     a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations. b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring. c) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

     2. MONITOR PERFORMANCE

     Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

     3. EVALUATING AND REPORTING

     We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance.

V. SUSTAINABILITY

     Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

     Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

     It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

PART II.D: JAPAN PROXY VOTING

PART II.D: JAPAN PROXY VOTING GUIDELINES

1. NUMBER OF DIRECTORS

To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2. DIRECTOR'S TENURE

Director's tenure should be equal to/less than 1 year.

3. DIRECTOR'S REMUNERATION

Remuneration of directors should generally be determined by an independent committee.

4. AUDIT FEES

Audit fees must be at an appropriate level.

5. CAPITAL INCREASE

Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6. BORROWING OF FUNDS

Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7. SHARE REPURCHASE PROGRAMS

Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

8. PAYOUT RATIO

As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9. MERGERS/ACQUISITIONS

Mergers and acquisitions must only be consummated at a price representing fair value.

10. STOCK OPTIONS

Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11. POLITICAL CONTRIBUTIONS

Do not approve any use of corporate funds for political activities.

12. ENVIRONMENTAL/SOCIAL ISSUES

Do not take into account environmental/social issues that do not affect the economic value of the company.

                                                                  February 2006


                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC

A.   INTRODUCTION

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

     This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.   RESPONSIBILITY TO VOTE PROXIES

     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.   GENERAL ADMINISTRATION

     1.   OVERVIEW

     Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

     2.   ROLE OF THIRD PARTIES

     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

     3.   VOTING PROCESS

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

     In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved
Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.   SPECIFIC PROXY ITEMS

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

     1.   ROUTINE ITEMS

     Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

     o    routine election or re-election of Directors;

     o appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

     o    issues relating to the timing or conduct of annual meetings; and

     o    name changes.

     2.   CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

          A.   BOARD OF DIRECTOR AND ITS COMMITTEES

     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

          o    For the  establishment  of an independent  nominating  committee,
               audit  committee  or   compensation   committee  of  a  Board  of
               Directors;

          o For a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

          o    On a case-by-case basis regarding the election of Directors where
               the  Board  does  not  have   independent   "key  committees"  or
               sufficient independence;

          o For proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

          o For proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

          o    For  proposals   seeking  to  de-classify  a  Board  and  Against
               proposals seeking to classify a Board;

          o On a case-by-case basis on all proposals relating to cumulative voting;

          o Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

          o Against shareholder proposals seeking union or special-interest representation on the Board;

          o Against shareholder proposals seeking to establish term limits or age limits for Directors;

          o On a case-by-case basis on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

          o Against shareholder proposals seeking to establish Director stock-ownership requirements; and

          o Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.


          B.   ANTI-TAKEOVER MEASURES

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

          o AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

          o ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

          o AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

          o    AGAINST "blank check" preferred stock; and

          o ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

          C.   CONDUCT OF SHAREHOLDER MEETINGS

     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

          o    AGAINST proposals to adjourn meetings;

          o AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

          o    FOR proposals providing for confidential voting;

          o AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

          o AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

          o    ON A CASE-BY-CASE BASIS on changes to quorum requirements.

          3.   CHANGES TO CAPITAL STRUCTURE

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

          o FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

          o    FOR stock splits and reverse stock splits;

          o ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

          o ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

          o FOR management proposals to adopt or amend dividend reinvestment plans;

          o AGAINST changes in capital structure designed to be used in poison pill plans; and

          o ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

          4.   STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

          o    ON A CASE-BY-CASE BASIS regarding all stock option plans;

          o    AGAINST   restricted   stock   plans  that  do  not  involve  any
               performance criteria;

          o    FOR employee stock purchase plans;

          o    ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

          o    FOR deferred compensation plans;

          o    AGAINST proposals to approve executive loans to exercise options;

          o    AGAINST proposals to re-price underwater options;

          o ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

          o AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

          5.   MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

          6.   SOCIAL AND POLITICAL ISSUES

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.


E.   VOTING NON-U.S. SECURITIES

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.   CONFLICTS OF INTEREST

     1.   OVERVIEW

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

     o Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

     o Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

     o Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

     o    A  Lazard   employee   who  would   otherwise   be   involved  in  the
          decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

     2.   GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

     PROXYOPS IS RESPONSIBLE FOR ALL PROXY VOTING IN ACCORDANCE WITH THIS POLICY AFTER CONSULTING WITH THE APPROPRIATE MEMBER OR MEMBERS OF PORTFOLIO MANAGEMENT, THE PROXY COMMITTEE AND/OR THE LEGAL AND COMPLIANCE DEPARTMENT. NO OTHER MANAGING DIRECTORS, OFFICERS OR EMPLOYEES OF LAZARD, LF&CO. OR THEIR AFFILIATES MAY INFLUENCE OR ATTEMPT TO INFLUENCE THE VOTE ON ANY PROPOSAL. DOING SO WILL BE A VIOLATION OF THIS POLICY. ANY COMMUNICATION BETWEEN A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LF&CO. AND A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LAZARD TRYING TO INFLUENCE HOW A PROPOSAL SHOULD BE VOTED IS PROHIBITED, AND IS A VIOLATION OF THIS POLICY. VIOLATIONS OF THIS POLICY COULD RESULT IN
DISCIPLINARY ACTION, INCLUDING LETTER OF CENSURE, FINE OR SUSPENSION, OR TERMINATION OF EMPLOYMENT. ANY SUCH CONDUCT MAY ALSO VIOLATE STATE AND FEDERAL SECURITIES AND OTHER LAWS, AS WELL AS LAZARD'S CLIENT AGREEMENTS, WHICH COULD RESULT IN SEVERE CIVIL AND CRIMINAL PENALTIES BEING IMPOSED, INCLUDING THE VIOLATOR BEING PROHIBITED FROM EVER WORKING FOR ANY ORGANIZATION ENGAGED IN A SECURITIES BUSINESS.

     EVERY MANAGING DIRECTOR, OFFICER AND EMPLOYEE OF LAZARD WHO PARTICIPATES IN ANY WAY IN THE DECISION-MAKING PROCESS REGARDING PROXY VOTING IS RESPONSIBLE FOR CONSIDERING WHETHER THEY HAVE A CONFLICTING INTEREST OR THE APPEARANCE OF A CONFLICTING INTEREST ON ANY PROPOSAL. A CONFLICT COULD ARISE, FOR EXAMPLE, IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE HAS A FAMILY MEMBER WHO IS AN OFFICER OF THE ISSUER OR OWNS SECURITIES OF THE ISSUER. IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE BELIEVES SUCH A CONFLICT EXISTS OR MAY APPEAR TO EXIST, HE OR SHE SHOULD NOTIFY THE CHIEF COMPLIANCE OFFICER IMMEDIATELY AND, UNLESS DETERMINED OTHERWISE, SHOULD NOT CONTINUE TO PARTICIPATE IN THE DECISION-MAKING PROCESS.

     3.   MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          A.   WHERE APPROVED GUIDELINE IS FOR OR AGAINST

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

     If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

          B.   WHERE APPROVED GUIDELINE IS CASE-BY-CASE

     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.   REVIEW OF POLICY

     The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

                          MELLON FINANCIAL CORPORATION

                               PROXY VOTING POLICY
                               (Approved 09/08/06)



1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own.
     Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

     With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMERFUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                            (AS OF DECEMBER 5, 2005)

     These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by
OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A.   FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

     OFI FUNDS. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

     SUB-ADVISED FUNDS. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

     TREMONT FUNDS (FUNDS-OF-HEDGE FUNDS) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

     The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.   PROXY VOTING COMMITTEE

     OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

     The   Committee   shall  adopt  a  written   charter   that   outlines  its
responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

     The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

     The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.   ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

     1.   FIDUCIARY DUTY AND OBJECTIVE

     As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

     In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

     2.   PROXY VOTING AGENT

     On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

     In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

     3.   MATERIAL CONFLICTS OF INTEREST

     OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

     o OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

     o an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

     o a company that is a significant selling agent of OFI's products and services solicits proxies;

     o OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

     o OFI and the company have a lending or other financial-related relationship.

     In  each  of  these   situations,   voting  against  company   management's
     recommendation may cause OFI a loss of revenue or other benefit.

     OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

     o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (I.E., case-by-case);

     o If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

     o If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

     4.   CERTAIN FOREIGN SECURITIES

     Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).


     5.   SECURITIES LENDING PROGRAMS

     The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

     If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

     6.   SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

     Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).


D.   FUND BOARD REPORTS AND RECORDKEEPING

     OFI will prepare periodic reports for submission to the Board describing:

     o any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

     o any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

     In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

     OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

     o    these Policies and Procedures, as amended from time to time;

     o Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

     o Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

     o Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.   AMENDMENTS TO THESE PROCEDURES

     In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F.   PROXY VOTING GUIDELINES

     The Guidelines  adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

                                   APPENDIX A

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES

1.   OPERATIONAL ITEMS

1.1  AMEND QUORUM REQUIREMENTS.

     o Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2  AMEND MINOR BYLAWS.

     o Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3  CHANGE COMPANY NAME.

     o    Vote WITH Management

1.4  CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

     o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

     o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5  TRANSACT OTHER BUSINESS.

     o Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6  RATIFYING AUDITORS

     o Vote FOR Proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent.

     o    Fees for non-audit services are excessive.

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     o Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

     o    Vote AGAINST shareholder proposals asking for audit firm rotation.

     o Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

     o Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0  THE BOARD OF DIRECTORS

2.1  VOTING ON DIRECTOR NOMINEES

o Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

     o    Composition of the board and key board committees

     o    Attendance at board meetings

     o    Corporate governance provisions and takeover activity

     o    Long-term company performance relative to a market index

     o    Directors' investment in the company

     o    Whether the chairman is also serving as CEO

     o    Whether a retired CEO sits on the board

o WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

     o Attend less than 75% of the board and committee meetings without a valid excuse.

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

     o    Failed  to  act  on  takeover   offers   where  the  majority  of  the
          shareholders tendered their shares.

     o Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

     o Are audit committee members; and the non-audit fees paid to the auditor are excessive.

     o Enacted egregious corporate governance policies or failed to replace management as appropriate.

     o Are inside directors or affiliated outside directors; and the full board is less than majority independent.

     o Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

     o    Sit on more than six public company boards.

o Additionally, the following should result in votes being WITHHELD (except from new nominees):

     o If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

     o If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2  BOARD SIZE

     o Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

     o Vote FOR proposals seeking to fix the board size or designate a range for the board size. o Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3  CLASSIFICATION/DECLASSIFICATION OF THE BOARD

     o    Vote AGAINST proposals to classify the board.

     o Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4  CUMULATIVE VOTING

     o    Vote FOR proposal to eliminate cumulative voting.

2.5  REQUIRE MAJORITY VOTE FOR APPROVAL OF DIRECTORS

     o Vote AGAINST proposal to require majority vote approval for election of directors

2.6  DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

     o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

     o Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

     o Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

     o Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

2.7  ESTABLISH/AMEND NOMINEE QUALIFICATIONS

     o Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

     o Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

     o Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8  FILLING VACANCIES/REMOVAL OF DIRECTORS.

     o Vote AGAINST proposals that provide that directors may be removed only for cause.

     o Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9  Independent Chairman (Separate Chairman/CEO)

     o Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

     o    Two-thirds independent board

     o    All-independent key committees

     o    Established governance guidelines

     o The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10 MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

o Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


2.11 OPEN ACCESS

o Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12 STOCK OWNERSHIP REQUIREMENTS

o Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

o Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

2.13 AGE OR TERM LIMITS

o Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0  PROXY CONTESTS

3.1  VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

     o Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

     o Long-term financial performance of the target company relative to its industry

     o    Management's track record

     o    Background to the proxy contest

     o    Qualifications of director nominees (both slates)

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     o    Stock ownership position

3.2  REIMBURSING PROXY SOLICITATION EXPENSES

     o Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3  CONFIDENTIAL VOTING

     o    Vote AGAINST shareholder  proposals requesting that corporations adopt
          confidential   voting,   use  independent   vote  tabulators  and  use
          independent inspectors of election.

     o If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1  ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS.

     o Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2  AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

     o Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

     o Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3  POISON PILLS

     o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

     o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     o Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

     o Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     o Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5  SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

     o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     o    Vote  FOR  proposals  that  remove   restrictions   on  the  right  of
          shareholders to act independently of management.

4.6  ESTABLISH SHAREHOLDER ADVISORY COMMITTEE

     o    Vote WITH Management

4.7  SUPERMAJORITY VOTE REQUIREMENTS

     o    Vote AGAINST proposals to require a supermajority shareholder vote.

     o    Vote FOR proposals to lower supermajority vote requirements.

5.0  MERGERS AND CORPORATE RESTRUCTURINGS

5.1  APPRAISAL RIGHTS

     o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2  ASSET PURCHASES

     o    Vote  CASE-BY-CASE  on  asset  purchase  proposals,   considering  the
          following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Non-completion risk

5.3  ASSET SALES

     o Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest

5.4  BUNDLED PROPOSALS

     o Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5  CONVERSION OF SECURITIES

     o Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6  CORPORATE    REORGANIZATION/DEBT    RESTRUCTURING/PREPACKAGED    BANKRUPTCY
     PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

     o Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest

     o Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7  FORMATION OF HOLDING COMPANY

     o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

     o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model. o Adverse changes in shareholder rights.

5.8  GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

     o Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

     o    Offer price/premium

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interests

     o    Other alternatives/offers considered

     o    Non-completion risk

5.9  JOINT VENTURE

     o Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

     o    Percentage of assets/business contributed

     o    Percentage of ownership

     o    Financial and strategic benefits

     o    Governance structure

     o    Conflicts of interest

     o    Other alternatives

     o    Non-completion risk

5.10 LIQUIDATIONS

     o Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     o Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11 MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

     o    Votes  on  mergers  and   acquisitions   should  be  considered  on  a
          CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price (premium or discount)

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest


5.12 PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURE

     o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest

5.13 SPINOFFS

     o Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spinoff

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Changes in the capital structure

5.14 VALUE MAXIMIZATION PROPOSALS

     o Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 SEVERANCE AGREEMENTS THAT ARE OPERATIVE IN EVENT OF CHANGE IN CONTROL

     o    Review    CASE-BY-CASE,     with    consideration    give    to    ISS
          "transfer-of-wealth" analysis. (See section 8.2)

6.0  STATE OF INCORPORATION

6.1  CONTROL SHARE ACQUISITION PROVISIONS

     o Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

     o Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

     o    Vote FOR proposals to restore voting rights to the control shares.

6.2  CONTROL SHARE CASHOUT PROVISIONS

     o    Vote FOR proposals to opt out of control share cashout statutes.

6.3  DISGORGEMENT PROVISIONS

     o    Vote FOR proposals to opt out of state disgorgement provisions.

6.4  FAIR PRICE PROVISIONS

     o Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     o Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5  FREEZEOUT PROVISIONS

     o    Vote FOR proposals to opt out of state freezeout provisions.

6.6  GREENMAIL

     o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7  REINCORPORATION PROPOSALS

     o Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

     o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8  STAKEHOLDER PROVISIONS

     o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9  STATE ANTI-TAKEOVER STATUTES

     o Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0  CAPITAL STRUCTURE

7.1  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     o    Vote FOR management proposals to reduce the par value of common stock.

7.2  COMMON STOCK AUTHORIZATION

     o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

     o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     o Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

7.3  DUAL-CLASS STOCK

     o Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     o Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

7.4  ISSUE STOCK FOR USE WITH RIGHTS PLAN

     o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5  PREEMPTIVE RIGHTS

     o Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6  PREFERRED STOCK

     o Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

     o    Vote  AGAINST  proposals  authorizing  the  creation of new classes of
          preferred  stock  with  unspecified   voting,   conversion,   dividend
          distribution, and other rights ("blank check" preferred stock).

     o Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

     o Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

     o Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7  PLEDGE OF ASSETS FOR DEBT (GENERALLY FOREIGN ISSUERS)

     o OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

          In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8  RECAPITALIZATION

     o    Votes   CASE-BY-CASE   on   recapitalizations   (reclassification   of
          securities), taking into account the following:

     o    More simplified capital structure

     o    Enhanced liquidity

     o    Fairness of conversion terms

     o    Impact on voting power and dividends

     o    Reasons for the reclassification

     o    Conflicts of interest

     o    Other alternatives considered

7.9  REVERSE STOCK SPLITS

     o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

     o Vote FOR management proposals to implement a reverse stock split to avoid delisting.

     o Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10 SHARE PURCHASE PROGRAMS

     o    Vote  FOR  management   proposals  to  institute   open-market   share
          repurchase plans in which all shareholders may participate on equal terms.

7.11 STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     o Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12 TRACKING STOCK

     o Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0  EXECUTIVE AND DIRECTOR COMPENSATION

8.1  EQUITY-BASED COMPENSATION PLANS

     o    Vote compensation proposals on a CASE-BY-CASE basis.

     o In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     o Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2  DIRECTOR COMPENSATION

     o Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

8.3  BONUS FOR RETIRING DIRECTOR

     o Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

8.4  CASH BONUS PLAN

     o    Consider  on  a  CASE-BY-CASE   basis.   In  general,   OFI  considers
          compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5  STOCK PLANS IN LIEU OF CASH

     o Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

     o In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

     o Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

     o Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

     o    Vote FOR plans which do not

8.6  DIRECTOR RETIREMENT PLANS

     o Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

     o Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7  MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

     o    Votes on management  proposals seeking approval to reprice options are
          evaluated  on  a  CASE-BY-CASE  basis  giving   consideration  to  the
          following:

     o    Historic trading patterns

     o    Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation

8.8  EMPLOYEE STOCK PURCHASE PLANS

     o Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

     o Votes FOR employee stock purchase plans where ALL of the following apply:

     o    Purchase price is at least 85% of fair market value

     o    Offering period is 27 months or less

     o The number of shares allocated to the plan is 10% or less of the outstanding shares

     o Votes AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is at least 85% of fair market value

     o    Offering period is greater than 27 months

     o The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9  INCENTIVE  BONUS  PLANS  AND  TAX  DEDUCTIBILITY   PROPOSALS  (OBRA-RELATED
     COMPENSATION PROPOSALS)

     o Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

     o Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

     o Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

     o Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10 EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

     o Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11 SHAREHOLDER PROPOSAL TO SUBMIT EXECUTIVE COMPENSATION TO SHAREHOLDER VOTE

     o    Vote WITH MANAGEMENT

8.12 401(K) EMPLOYEE BENEFIT PLANS

     o    Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13 SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

     o Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

     o Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

     o Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

     o Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

8.14 PERFORMANCE-BASED STOCK OPTIONS

     o    Generally  vote  FOR  shareholder  proposals  advocating  the  use  of
          performance-based   stock  options   (indexed,   premium-priced,   and
          performance-vested options), unless:

     o    The proposal is overly  restrictive  (e.g., it mandates that awards to
          all  employees  must  be   performance-based  or  all  awards  to  top
          executives must be a particular type, such as indexed options), or

     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15 GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

     o    Vote  FOR  shareholder  proposals  to  require  golden  parachutes  or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

     o Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm o The triggering mechanism should be beyond the control management

     o The amount should not exceed three times base salary plus guaranteed benefits

8.16 PENSION PLAN INCOME ACCOUNTING

     o Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.17 SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

     o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

     In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

                                      PIMCO
                     PROXY VOTING POLICY AND PROCEDURES(1)


     The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(2) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(3) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(4)

     PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(5)

     Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

     PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;(6)

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3.   voting  the  proxy  in  accordance  with  the   recommendation  of  an
          independent third-party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

     PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

     2. CONFLICTS OF INTEREST. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

         BOARD OF DIRECTORS

     1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board;
          (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4.   SEPARATION  OF CHAIRMAN  AND CEO  POSITIONS.  PIMCO may  consider  the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors:
          (i) the benefits of additional  vested interest in the issuer's stock;
          (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

PROXY CONTESTS AND PROXY CONTEST DEFENSES

     1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders;
          (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

TENDER OFFER DEFENSES

     1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer;
          (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and
          (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

CAPITAL STRUCTURE

     1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and
          (ii) issues related to delisting the issuer's stock.

EXECUTIVE AND DIRECTOR COMPENSATION

     1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

STATE OF INCORPORATION

     STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

MERGERS AND RESTRUCTURINGS

     1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

     2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and
          (iii) the increased flexibility available.

     12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

DISTRESSED AND DEFAULTED SECURITIES

     1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

MISCELLANEOUS PROVISIONS

     1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and
          (ii) PIMCO's responsibility to consider actions before supporting them.

     2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and
          Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                            * * * * *

--------

(1)  Revised as of Feb 14, 2006.


(2) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

(3) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(4) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(5) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.


(6) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

                                PPM AMERICA, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                        ADOPTED JUNE 19, 2003, AS AMENDED

                          LAST REVIEWED MARCH 31, 2007

     The following policies and procedures are adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the "Act"). The policies and procedures are designed to prevent material conflicts of interest from affecting the manner in which PPM America, Inc. ("PPM") votes proxies on behalf of its clients and to ensure that proxies are voted in the best economic interests of clients. The policies and procedures are tailored to suit PPM's advisory business, the types of securities and portfolios managed by PPM and the extent to which PPM clients have adopted their own proxy voting procedures.

I. RESPONSIBILITY FOR VOTING. PPM shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:

     o the client is subject to the Employee Retirement Income Security Act ("ERISA") and the investment management agreement between PPM and the client expressly precludes the voting of proxies by PPM;

     o    the client otherwise instructs PPM; or

     o in PPM's judgment, the cost of voting the proxy would exceed the anticipated benefit to the client.

     The financial interest of PPM's clients is the primary consideration in determining how proxies should be voted.

     When making proxy voting decisions, PPM generally adheres to its Proxy Voting Guidelines set forth in Appendix A hereto (the "Voting Guidelines"). The Voting Guidelines, which have been developed with the assistance of Institutional Shareholder Services ("ISS"), set forth PPM's positions on recurring issues and criteria for addressing non-recurring issues.


II. OVERSIGHT. The Public Equity Group oversees the proxy voting process, reviews these policies and procedures, including the Voting Guidelines, at least annually and proposes any changes to Senior Management. The Public Equity Group also grants authority to certain PPM employees or services to vote proxies in accordance with the Voting Guidelines.

III. ADMINISTRATION. All proxies received by PPM for voting, including those received by portfolio management groups other than the Public Equity Group, will be forwarded to Portfolio Services for administration. PPM has engaged an independent third party service, Institutional Shareholder Services ("ISS"), to provide administrative assistance in connection with the voting of proxies. ISS is a premier proxy research, advisory, voting and vote reporting service that specializes in proxy voting. ISS' primary function with respect to PPM is to apprise us of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and recommend the manner in which PPM should vote on particular proxy proposals. ISS also will electronically vote proxies in accordance with PPM's instructions.

     PPM retains final authority and fiduciary responsibility for the voting of proxies.

     A.   RECEIPT AND RECORDING OF PROXY INFORMATION.

          1. Portfolio Services is responsible for establishing in the records for each client whether the client has:

               o vested PPM with proxy voting authority or has reserved or delegated that responsibility to another, designated person; and

               o adopted a proxy voting policy that PPM is required to follow, including one that would require voting on issues relating to social and/or political responsibility.

          2. For each account that PPM advises and has discretion to vote shareholder proxies, Portfolio Services shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS.

          3. ISS shall input all proxy information into its system and shall publish a daily report that identifies pending meetings and due dates for ballots.

     B.   RECONCILIATION OF HOLDINGS.

          1. Portfolio Services shall forward a current list of portfolio holdings to ISS weekly; and

          2. For each proxy received, ISS shall confirm that share amounts reflected on proxy ballots are the actual number of shares entitled to vote.

     C.   TRANSMISSION  OF  BALLOTS.   ISS  shall  transmit  each  proxy  ballot
          (electronically or by mail).

     D. RECORDS. In accordance with Section 204-2 of the Act, the following documents shall be maintained for a period of five years:

          1. a copy of each proxy statement received (PPM will rely on EDGAR for retention of all proxy statements);

          2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

          3. a copy of any document generated by PPM, a PPM affiliate or a delegate of PPM that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;

          4. a copy of each written client request for PPM's proxy voting record; and

          5. a copy of any written response from PPM to any client request (written or oral) for PPM's proxy voting record.

     E. AVAILABILITY OF RECORDS. Copies of these policies and procedures, which may be updated from time to time, and records of all proxies voted shall be made available to clients, in such forms or intervals as the clients reasonably request. ISS shall maintain electronic records of each vote cast and will make voting records available electronically to PPM clients. Client requests for such information will be forwarded to Portfolio Services for fulfillment and tracking purposes.

IV.  VOTING POLICY.

     A. CLIENT POLICY. If a client has a proxy voting policy that it has delivered to PPM, PPM shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy. Portfolio managers shall be responsible for reviewing client directed voting policies and Legal/Compliance will periodically review votes cast to ensure compliance with such policies.

     B. NO CLIENT POLICY. If a client does not have or does not deliver a proxy voting policy to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers of securities held in that client's account in accordance with the Voting Guidelines set forth in Appendix A hereto, or, in such other manner that, in the judgment of PPM, is in the best interests of the client.

V. VOTING ANALYSIS AND GUIDELINES. PPM has adopted the Voting Guidelines to provide guidance on how to address specific proposals as they arise.

     A.   RESEARCH.   PPM   utilizes   ISS  to   perform   research   and   make
          recommendations to PPM based on the Voting Guidelines on matters for which votes are being solicited.

     B. ANALYSIS. ISS shall deliver to PPM research and vote recommendations electronically for analysis.

As soon as practicable after receipt, Portfolio Services shall forward the ISS research and vote recommendations to the appropriate portfolio manager(s) for their shall review and:

     o if the portfolio manager determines that the recommendation is consistent with the Voting Guidelines, no response to Portfolio Services is required. Portfolio Services shall then confirm with ISS that the recommended vote is appropriate for transmission; or

     o if, after consideration of certain factors, the portfolio manager determines that the proposal will not enhance shareholder value and the portfolio manager determines to vote the proxy in a manner contrary to the Voting Guidelines, the portfolio manager shall then submit the recommended vote to Legal/Compliance to determine whether there is a potential conflict of interest. If there is no conflict of interest, the vote shall be submitted to ISS for transmission. If a conflict of interest is identified, the vote shall be submitted to the Conflicts Committee and the Conflicts Committee will review the proposed vote to determine if the vote is consistent with these policies and procedures, and if so, approve the submission of the vote to ISS for transmission.

VI. CONFLICTS OF INTEREST. To ensure that conflicts of interest have no effect on votes cast, the Voting Guidelines are designed to eliminate adviser discretion from the voting process and votes are generally cast based upon the recommendations of ISS. In the event that PPM determines that a proxy should be voted in a manner contrary to the policy set forth in the Voting Guidelines, the following shall apply:

     A. IDENTIFICATION. Legal/Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if:

          o the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;

          o an officer or board member of the issuer is also an employee of PPM;

          o    PPM has a personal or business relationship with a participant in
               the  proxy  contest,   corporate   directors  or  candidates  for
               corporate directorship;

          o PPM or an affiliate is providing a service to a company whose management is soliciting proxies;

          o PPM has an interest in the outcome of the matter before shareholders; or

          o the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client.

     B. RESOLUTION. PPM shall maintain a list of all issuers with whom it is deemed to have a potential conflict voting proxies (the "Identified Issuers") and will provide such list to ISS and update the list from time to time. For any meeting of shareholders of an Identified Issuer, the Conflicts Committee will conduct an independent review of the proposed vote. The Conflicts Committee may include any member of the Public Equity Group, the chief compliance officer of PPM or general counsel of PPM, but may not be the person with whom the Identified Issuer has a relationship or a member of the portfolio management group that invests in such Identified Issuer.

                                                                     APPENDIX B

                                PPM AMERICA, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                 REQUEST FOR VOTE CONTRARY TO VOTING GUIDELINES

Section V of the Proxy Voting Policies and Procedures of PPM America, Inc. (the "Procedures") permits portfolio managers to submit recommendations for proxy votes that are contrary to Voting Guidelines to the Conflicts Committee. The Conflicts Committee is then responsible for reviewing the recommendation and must determine whether the recommendation is consistent with the Procedures and in the best economic interests of clients. Please note: capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Procedures. IN ORDER TO FACILITATE THE PROCESS OF REVIEWING ANY REQUEST FOR A VOTE CONTRARY TO THE VOTING GUIDELINES, PLEASE PROVIDE THE FOLLOWING
INFORMATION:

PART I.  REQUEST AND RELATED FACTS (TO BE COMPLETED BY THE PORTFOLIO MANAGER)

1.   State  the  provision  of  the  Voting   Guidelines  that  applies  to  the
     shareholder proposal:

-------------------------------------------------------------------------------

GRAPHIC OMITTED [BOX]

-------------------------------------------------------------------------------

2. Describe below (or attach hereto) the recommended vote, together with the relevant factors you considered related to the recommended vote. IN PARTICULAR, PLEASE DESCRIBE ANY CIRCUMSTANCE OR FACTOR IN WHICH THE PROPOSED RECOMMENDATION MAY BE DEEMED TO BE THE PRODUCT OF A CONFLICT OF INTEREST OR RESULT IN A BREACH OF THE DUTIES OWED TO PPM'S CLIENTS BY EITHER ANY INDIVIDUAL OR PPM (IF NONE, PLEASE INDICATE ACCORDINGLY):

-------------------------------------------------------------------------------

GRAPHIC OMITTED [BOX]

-------------------------------------------------------------------------------

REQUESTED FOR APPROVAL:

I CERTIFY THAT I HAVE READ AND UNDERSTAND THE SECTION(S) OF THE VOTING GUIDELINES THAT WOULD OTHERWISE RESULT IN A VOTE CONTRARY TO THE RECOMMENDED VOTE LISTED ABOVE AND TO THE BEST OF MY KNOWLEDGE I BELIEVE THAT THE PROPOSED RECOMMENDATION (I) IS NOT THE RESULT OF A CONFLICT OF INTEREST AND (II) DOES NOT RESULT IN A BREACH OF THE DUTIES OWED TO PPM CLIENTS BY ME, ANY INDIVIDUAL AT PPM OR PPM.

-----------------------------     ------------------------     ----------------
Name                              Title                        Date

Approved by (Conflicts Committee)


-----------------------------     ------------------------     ----------------
Name


PART II: CONFLICTS COMMITTEE DUE DILIGENCE (TO BE COMPLETED BY THE CONFLICTS COMMITTEE)


Discuss briefly below, or attach hereto,  any concerns  relating to the proposed
recommendation,    including   any   qualifications   with   respect   to   your
recommendation:

-------------------------------------------------------------------------------

GRAPHIC OMITTED [BOX]

-------------------------------------------------------------------------------

PART VI: DETERMINATION OF THE CONFLICTS COMMITTEE (TO BE COMPLETED BY THE CONFLICTS COMMITTEE)

THE CONFLICTS COMMITTEE SHALL REVIEW THE FOREGOING INFORMATION TO DETERMINE WHETHER THE PROPOSED RECOMMENDATION (I) IS NOT THE PRODUCT OF A CONFLICT OF INTEREST AND (II) DOES NOT RESULT IN A BREACH OF THE DUTIES OWED TO CLIENTS BY EITHER THE INDIVIDUALS LISTED OR PPM. IN LIGHT THEREOF AND UPON REVIEW OF THE FOREGOING, THE PROPOSED EXCEPTION IS:

_____    Approved*

_____    Not Approved


-----------------------------     ------------------------     ----------------
Name                              Title                        Date

-------------------------------------

*Any qualifications to such approval are set forth below:

-------------------------------------------------------------------------------

GRAPHIC OMITTED [BOX]

-------------------------------------------------------------------------------

               THE [PORTFOLIO SERVICES DEPARTMENT] SHALL RETAIN IN
         ITS FILES A COPY OF THIS REQUEST AND ANY RELATED INFORMATION.

                                PPM AMERICA, INC.

                             PROXY VOTING GUIDELINES

                        ADOPTED JUNE 19, 2003, AS AMENDED

                          LAST REVIEWED MARCH 31, 2007

                                TABLE OF CONTENTS


1. OPERATIONAL ITEMS.....................................................................................6
      ADJOURN MEETING....................................................................................6
      AMEND QUORUM REQUIREMENTS..........................................................................6
      AMEND MINOR BYLAWS.................................................................................6
      CHANGE COMPANY NAME................................................................................6
      CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING...................................................6
      RATIFYING AUDITORS.................................................................................6
      TRANSACT OTHER BUSINESS............................................................................7

2. BOARD OF DIRECTORS:...................................................................................8
      VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS...............................................8
      2006 CLASSIFICATION OF DIRECTORS..................................................................10
      AGE LIMITS........................................................................................11
      BOARD SIZE........................................................................................11
      CLASSIFICATION/DECLASSIFICATION OF THE BOARD......................................................11
      CUMULATIVE VOTING.................................................................................12
      DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION.....................................12
      ESTABLISH/AMEND NOMINEE QUALIFICATIONS............................................................12
      FILLING VACANCIES/REMOVAL OF DIRECTORS............................................................13
      INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)............................................................13
      MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES.....................................13
      MAJORITY VOTE SHAREHOLDER PROPOSALS...............................................................14
      OFFICE OF THE BOARD...............................................................................14
      OPEN ACCESS.......................................................................................14
      STOCK OWNERSHIP REQUIREMENTS......................................................................15
      TERM LIMITS.......................................................................................15

3. PROXY CONTESTS.......................................................................................16
      VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS...............................................16
      REIMBURSING PROXY SOLICITATION EXPENSES...........................................................16
      CONFIDENTIAL VOTING...............................................................................16

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES......................................................17
      ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS.................................17
      AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT..........................................................17
      POISON PILLS......................................................................................17
      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT.....................................................17
      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS......................................................17
      SUPERMAJORITY VOTE REQUIREMENTS...................................................................17

5. MERGERS AND CORPORATE RESTRUCTURINGS.................................................................18
   OVERALL APPROACH.....................................................................................18
      APPRAISAL RIGHTS..................................................................................18
      ASSET PURCHASES...................................................................................18
      ASSET SALES.......................................................................................19
      BUNDLED PROPOSALS.................................................................................19
      CONVERSION OF SECURITIES..........................................................................19
      CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
      BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS.............................................19
      FORMATION OF HOLDING COMPANY......................................................................19
      GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS,  AND GOING DARK)..........................20
      JOINT VENTURES....................................................................................20
      LIQUIDATIONS......................................................................................20
      MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION..................20
      PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES................................................20
      SPINOFFS..........................................................................................21
      VALUE MAXIMIZATION PROPOSALS......................................................................21

6. STATE OF INCORPORATION...............................................................................22
      CONTROL SHARE ACQUISITION PROVISIONS..............................................................22
      CONTROL SHARE CASH-OUT PROVISIONS.................................................................22
      DISGORGEMENT PROVISIONS...........................................................................22
      FAIR PRICE PROVISIONS.............................................................................22
      FREEZE-OUT PROVISIONS.............................................................................22
      GREENMAIL.........................................................................................22
      REINCORPORATION PROPOSALS.........................................................................23
      STAKEHOLDER PROVISIONS............................................................................23
      STATE ANTITAKEOVER STATUTES.......................................................................23

7. CAPITAL STRUCTURE....................................................................................24
      ADJUSTMENTS TO PAR VALUE OF COMMON STOCK..........................................................24
      COMMON STOCK AUTHORIZATION........................................................................24
      DUAL-CLASS STOCK..................................................................................24
      ISSUE STOCK FOR USE WITH RIGHTS PLAN..............................................................24
      PREEMPTIVE RIGHTS.................................................................................24
      PREFERRED STOCK...................................................................................24
      RECAPITALIZATION..................................................................................25
      REVERSE STOCK SPLITS..............................................................................25
      SHARE REPURCHASE PROGRAMS.........................................................................25
      STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS.........................................................25
      TRACKING STOCK....................................................................................25

8. EXECUTIVE AND DIRECTOR COMPENSATION..................................................................26
   EQUITY COMPENSATION PLANS............................................................................26
      COST OF EQUITY PLANS..............................................................................26
      REPRICING PROVISIONS..............................................................................26
      PAY-FOR PERFORMANCE DISCONNECT....................................................................26
      THREE-YEAR BURN RATE/BURN RATE COMMITMENT.........................................................28
      POOR PAY PRACTICES................................................................................29
   SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:................................30
      DIVIDEND EQUIVALENT RIGHTS........................................................................30
      LIBERAL SHARE RECYCLING  PROVISIONS...............................................................30
      TRANSFERABLE STOCK OPTION AWARDS..................................................................30
   OTHER COMPENSATION PROPOSALS AND POLICIES............................................................30
      401(K) EMPLOYEE BENEFIT PLANS.....................................................................30
      DIRECTOR COMPENSATION.............................................................................30
      DIRECTOR RETIREMENT PLANS.........................................................................31
      DISCLOSURE OF CEO COMPENSATION-TALLY SHEET........................................................31
      EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)............................................................31
      EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS...................................................31
      EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS...............................................31
      INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED...............................32
      COMPENSATION PROPOSALS)...........................................................................32
      OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS........................................................32
      STOCK PLANS IN LIEU OF CASH.......................................................................33
      TRANSFER PROGRAMS OF STOCK OPTIONS................................................................33
   SHAREHOLDER PROPOSALS ON COMPENSATION................................................................34
      DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS...................34
      OPTION EXPENSING..................................................................................34
      OPTION REPRICING..................................................................................34
      PENSION PLAN INCOME ACCOUNTING....................................................................35
      PERFORMANCE-BASED AWARDS..........................................................................35
      SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES.............................................35
      SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)...................................................36

9. CORPORATE RESPONSIBILITY.............................................................................37
   CONSUMER ISSUES AND PUBLIC SAFETY....................................................................37
      ANIMAL RIGHTS.....................................................................................37
      DRUG PRICING......................................................................................37
      DRUG REIMPORTATION................................................................................37
      GENETICALLY MODIFIED FOODS........................................................................37
      HANDGUNS..........................................................................................38
      HIV/AIDS..........................................................................................38
      PREDATORY LENDING.................................................................................38
      TOBACCO...........................................................................................39
      TOXIC CHEMICALS...................................................................................39
   ENVIRONMENT AND ENERGY...............................................................................40
      ARCTIC NATIONAL WILDLIFE REFUGE...................................................................40
      CERES PRINCIPLES..................................................................................40
      CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)......................................................40
      ENVIRONMENTAL-ECONOMIC RISK REPORT................................................................40
      ENVIRONMENTAL REPORTS.............................................................................41
      GLOBAL WARMING....................................................................................41
      KYOTO PROTOCOL COMPLIANCE.........................................................................41
      LAND USE..........................................................................................41
      NUCLEAR SAFETY....................................................................................41
      OPERATIONS IN PROTECTED AREAS.....................................................................41
      RECYCLING.........................................................................................41
      RENEWABLE ENERGY..................................................................................42
      SUSTAINABILITY REPORT.............................................................................42
   GENERAL CORPORATE ISSUES.............................................................................42
      CHARITABLE/POLITICAL CONTRIBUTIONS................................................................42
      LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE.................................................43
      OUTSOURCING/OFFSHORING............................................................................43
   LABOR STANDARDS AND HUMAN RIGHTS.....................................................................43
      CHINA PRINCIPLES..................................................................................43
      COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS.............................................................43
      INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS...................................................44
      MACBRIDE PRINCIPLES...............................................................................44
   MILITARY BUSINESS....................................................................................44
      FOREIGN MILITARY SALES/OFFSETS....................................................................44
      LANDMINES AND CLUSTER BOMBS.......................................................................44
      NUCLEAR WEAPONS...................................................................................45
      OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)...........................................45
      SPACED-BASED WEAPONIZATION........................................................................45
   WORKPLACE DIVERSITY..................................................................................45
      BOARD DIVERSITY...................................................................................45
      EQUAL EMPLOYMENT OPPORTUNITY (EEO)................................................................45
      GLASS CEILING.....................................................................................46
      SEXUAL ORIENTATION................................................................................46

10. MUTUAL FUND PROXIES.................................................................................47
      ELECTION OF DIRECTORS.............................................................................47
      CONVERTING CLOSED-END FUND TO OPEN-END FUND.......................................................47
      PROXY CONTESTS....................................................................................47
      INVESTMENT ADVISORY AGREEMENTS....................................................................47
      APPROVING NEW CLASSES OR SERIES OF SHARES.........................................................47
      PREFERRED STOCK PROPOSALS.........................................................................47
      1940 ACT POLICIES.................................................................................47
      CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION................................48
      CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL.........................................48
      NAME CHANGE PROPOSALS.............................................................................48
      CHANGE IN FUND'S SUBCLASSIFICATION................................................................48
      DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION.....................................................48
      CHANGES TO THE CHARTER DOCUMENT...................................................................48
      CHANGING THE DOMICILE OF A FUND...................................................................49
      AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL..............49
      DISTRIBUTION AGREEMENTS...........................................................................49
      MASTER-FEEDER STRUCTURE...........................................................................49
      MERGERS...........................................................................................49
   SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS...............................................................49
      ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT..........................................................49
      REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED.......................................................49
      TERMINATE THE INVESTMENT ADVISOR..................................................................49

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     o The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
     o    Motivation and rationale for establishing the agreements;
     o    Quality of disclosure; and o Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply: o An auditor has a financial interest in or association with the company, and is therefore not independent, o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit   ("other")   fees   >audit   fees   +   audit-related   fees   +  tax
compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.



2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;
     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves;
     o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
     o    Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares; o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate; o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well. -

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


2007 CLASSIFICATION OF DIRECTORS
==============================================================================================================
INSIDE DIRECTOR (I)
o        Employee of the company or one of its affiliates(1);
o        Non-employee officer of the company if among the five most highly paid individuals (excluding interim
         CEO);
o        Listed as a Section 16 officer(2);
o        Current interim CEO;
o        Beneficial owner of more than 50 percent of the company's voting power
         (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)
o        Board attestation that an outside director is not independent;
o        Former CEO of the company;
o        Former CEO of an acquired company within the past five years;
o        Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
o Former executive(2) of the company, an affiliate or an acquired firm within the past five years; o Executive2 of a former parent or predecessor firm at the time the company was sold or split off from the
         parent/predecessor within the past five years;
o        Executive, former executive, general or limited partner of a joint venture or partnership with the company;
o        Relative(4) of a current Section 16 officer of company or its affiliates;
o        Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees;
         the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
o Relative(4) of former Section 16 officer, of company or its affiliate within the last five years; o Currently provides (or a relative(4) provides)
professional services(5) to the company, to an affiliate
         of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
o        Employed by (or a relative(4) is employed by) a significant customer or supplier(6);
o        Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)
o Any material financial tie or other related party transactional relationship to the company; o Party to a voting agreement to vote in line with management on proposals being brought to shareholder
         vote;
o        Has (or a relative4 has) an interlocking relationship as defined by the
         SEC involving members of the board of directors or its Compensation and
         Stock Option Committee; (7)
o        Founder (8) of the company but not currently an employee;
o        Is (or a relative4 is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(6) from the company or its affiliates(1).

 INDEPENDENT OUTSIDE DIRECTOR (IO)
o No material(9) connection to the company other than a board seat.

-------------------------------------------------------------------------------------------------------------------
FOOTNOTES:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. PPMA uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2  "Executives"  (officers  subject to Section 16 of the Securities and Exchange
Act  of  1934)  include  the  chief  executive,   operating,  financial,  legal,
technology,  and  accounting  officers of a company  (including  the  president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

3 PPMA will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

4 "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

5 Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services;
commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services;
and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

6 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

7 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees
(or, in the absence of such a committee, on the board).

8 The operating  involvement of the Founder with the company will be considered.
Little to no operating involvement may cause PPMA to deem the Founder as an independent outsider.

9 For purposes of PPMA's director independence  classification,  "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the  boardroom  in a  manner  that  would  have  a  meaningful  impact  on an individual's  ability  to satisfy  requisite  fiduciary  standards  on behalf of shareholders.
====================================================================================================================

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally  vote  AGAINST  proposals  to  eliminate   cumulative   voting.   Vote
CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

GENERALLY VOTE FOR PROPOSALS TO RESTORE OR PERMIT CUMULATIVE VOTING. UNLESS THE COMPANY MEETS ALL OF THE FOLLOWING CRITERIA:

     o Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;
     o Annually elected board; o Two-thirds of the board composed of independent directors; o Nominating committee composed solely of independent directors;
     o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
     o Ability of shareholders to call special meetings or act by written consent with 90 days' notice; o Absence of superior voting rights for one or more classes of stock;
     o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
     o The company has not under-performed its peers and index on a one-year and three-year total shareholder return basis*, unless there has been a change in the CEO position within the last three years;
     o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
     o    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    Two-thirds independent board;
     o    All-independent key committees;
     o    Established   governance   guidelines;
     o The company does not under-perform both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;
     o    The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate the need for directors to be elected with an affirmative majority of votes, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following: o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board; o Effectively disclosed information with respect to this structure to its shareholders; o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the new framework:

------------------------ ------------------------ ----------------- ---------------------
Metrics                  Basis of Evaluation      Weighting         2nd Weighting
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
OPERATIONAL PERFORMANCE                                             50%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR AVERAGE PRE-TAX   MANAGEMENT EFFICIENCY    33.3%
OPERATING ROIC           IN DEPLOYING ASSETS
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR SALES GROWTH      TOP-LINE                 33.3%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR EBITDA GROWTH     CORE-EARNINGS            33.3%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
SUB TOTAL                                         100%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
STOCK PERFORMANCE                                                   50%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR TSR               MARKET
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
TOTAL                                                               100%
------------------------ ------------------------ ----------------- ---------------------



Adopt a two-phased approach. In 2007 (YEAR 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive CAUTIONARY LANGUAGE, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (YEAR 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.


STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering  the following  factors:

          o Long-term financial performance of the target company relative to its industry;
          o    Management's track record;
          o    Background to the proxy contest;
          o    Qualifications of director nominees (both slates);
          o Strategic plan of dissident slate and quality of critique against management;
          o Likelihood that the proposed goals and objectives can be achieved (both slates);
          o    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has:

(1) A shareholder approved poison pill in place; or

(2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

          o    Shareholders have approved the adoption of the plan; or

          o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

          o    No lower than a 20% trigger, flip-in or flip-over;
          o    A term of no more than three years;
          o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
          o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

          o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

          o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

          o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

          o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

          o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

          o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.


APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

          o    Purchase price;
          o    Fairness opinion;
          o    Financial and strategic benefits;
          o    How the deal was negotiated;
          o    Conflicts of interest;
          o    Other alternatives for the business;
          o    Non-completion risk.

ASSET SALES
Vote CASE-BY-CASE on asset sales, considering the following factors:

          o    Impact on the balance sheet/working capital;
          o    Potential elimination of diseconomies;
          o    Anticipated financial and operating benefits;
          o    Anticipated use of funds;
          o    Value received for the asset;
          o    Fairness opinion;
          o    How the deal was negotiated;
          o    Conflicts of interest.

BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring
plan,  taking  into   consideration  the  following:

          o    Dilution to existing shareholders' position;
          o    Terms of the offer;
          o    Financial issues;
          o    Management's efforts to pursue other alternatives;
          o    Control issues;
          o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

          o    The reasons for the change;
          o    Any financial or tax benefits;
          o    Regulatory benefits;
          o    Increases in capital structure;
          o Changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
          o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
          o    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK) Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote  CASE-BY-CASE  on  "going  dark"  transactions,   determining  whether  the
transaction enhances  shareholder value by taking into consideration:

          o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
          o    Cash-out value;
          o Whether the interests of continuing and cashed-out shareholders are balanced; and
          o    The market reaction to public announcement of transaction.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

          o    Percentage of assets/business contributed;
          o    Percentage ownership;
          o    Financial and strategic benefits;
          o    Governance structure;
          o    Conflicts of interest;
          o    Other alternatives;
          o    Noncompletion risk.

LIQUIDATIONS
Vote CASE-BY-CASE on liquidations, taking into account the following: o Management's efforts to pursue other alternatives;

          o    Appraisal value of assets; and
          o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

          o    Dilution to existing shareholders' position;
          o    Terms of the offer;
          o    Financial issues;
          o    Management's efforts to pursue other alternatives;
          o    Control issues;
          o    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Vote CASE-BY-CASE on spin-offs,  considering:

          o    Tax and regulatory advantages;
          o    Planned use of the sale proceeds;
          o    Valuation of spinoff;
          o    Fairness opinion;
          o    Benefits to the parent company;
          o    Conflicts of interest;
          o    Managerial incentives;
          o    Corporate governance changes;
          o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

          o    Prolonged poor performance with no turnaround in sight;
          o    Signs of entrenched board and management;
          o    Strategic plan in place for improving value;
          o    Likelihood   of   receiving   reasonable   value  in  a  sale  or
               dissolution; and
          o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote  AGAINST   proposals  that  ask  the  board  to  consider   non-shareholder
constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

          o    Rationale;
          o Good performance with respect to peers and index on a five-year total shareholder return basis;
          o    Absence of  non-shareholder  approved  poison  pill;
          o    Reasonable equity compensation burn rate;
          o    No non-shareholder approved pay plans; and
          o    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholders;
          o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder  proposals that seek preemptive rights,  taking
into  consideration:   the  size  of  a  company,  the  characteristics  of  its
shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

          o    More simplified capital structure;
          o    Enhanced liquidity;
          o    Fairness of conversion terms;
          o    Impact on voting power and dividends;
          o    Reasons for the reclassification;
          o    Conflicts of interest; and
          o    Other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

          o    Adverse governance changes;
          o    Excessive increases in authorized capital stock;
          o    Unfair method of distribution;
          o    Diminution of voting rights; o Adverse conversion features;
          o Negative impact on stock option plans; and o Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

          o    The total cost of the company's equity plans is unreasonable;
          o The plan expressly permits the repricing of stock options without prior shareholder approval;
          o    There  is  a  disconnect   between  CEO  pay  and  the  company's
               performance;
          o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
          o    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS
Generally,  vote  AGAINST  equity  plans  if  the  cost  is  unreasonable.   For
non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.


Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT Generally vote AGAINST plans in which:

          o    there  is  a  disconnect   between  the  CEO's  pay  and  company
               performance (an increase in pay and a decrease in performance);
          o the main source of the pay increase (over half) is equity-based, and o the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

          o The compensation committee has reviewed all components of the CEO's compensation, including the following:

               -    Base salary, bonus, long-term incentives;
               - Accumulative realized and unrealized stock option and restricted stock gains;
               - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
               -    Earnings  and  accumulated  payment  obligations  under  the company's nonqualified deferred compensation program;
               -    Actual  projected  payment  obligations  under the company's supplemental executive retirement plan (SERPs).

          o A tally sheet with all the above components should be disclosed for the following termination scenarios:

               -    Payment if termination occurs within 12 months: $_____;
               - Payment if "not for cause" termination occurs within 12 months: $_____;
               - Payment if "change of control" termination occurs within 12 months: $_____.

          o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

          o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

          o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.


                                                         2007 BURN RATE TABLE

                                                 RUSSELL 3000                           NON-RUSSELL 3000
                                                 ------------------------------------   -----------------------------------


                                                 ------------------------------------   -----------------------------------
--------------------------------------------------
    1010    Energy                                1.37%       0.92%        2.29%         1.76%       2.01%        3.77%
-------------------------------------------------------------------------------------   -----------------------------------
    1510    Materials                             1.23%       0.62%        1.85%         2.21%       2.15%        4.36%
-------------------------------------------------------------------------------------   -----------------------------------
    2010    Capital Goods                         1.60%       0.98%        2.57%         2.34%       1.98%        4.32%
-------------------------------------------------------------------------------------   -----------------------------------
    2020    Commercial Services & Supplies        2.39%       1.42%        3.81%         2.25%       1.93%        4.18%
-------------------------------------------------------------------------------------   -----------------------------------
    2030    Transportation                        1.30%       1.01%        2.31%         1.92%       1.95%        3.86%
-------------------------------------------------------------------------------------   -----------------------------------
    2510    Automobiles & Components              1.93%       0.98%        2.90%         2.37%       2.32%        4.69%
-------------------------------------------------------------------------------------   -----------------------------------
    2520    Consumer Durables & Apparel           1.97%       1.12%        3.09%         2.02%       1.68%        3.70%
-------------------------------------------------------------------------------------   -----------------------------------
    2530    Hotels Restaurants & Leisure          2.22%       1.19%        3.41%         2.29%       1.88%        4.17%
-------------------------------------------------------------------------------------   -----------------------------------
    2540    Media                                 1.78%       0.92%        2.70%         3.26%       2.36%        5.62%
-------------------------------------------------------------------------------------   -----------------------------------
    2550    Retailing                             1.95%       1.10%        3.05%         2.92%       2.21%        5.14%
-------------------------------------------------------------------------------------   -----------------------------------
3010, 3020, Food & Staples Retailing              1.66%       1.25%        2.91%         1.90%       2.00%        3.90%
    3030
-------------------------------------------------------------------------------------   -----------------------------------
    3510    Health Care Equipment & Services      2.87%       1.32%        4.19%         3.51%       2.31%        5.81%
-------------------------------------------------------------------------------------   -----------------------------------
    3520    Pharmaceuticals & Biotechnology       3.12%       1.38%        4.50%         3.96%       2.89%        6.85%
-------------------------------------------------------------------------------------   -----------------------------------
    4010    Banks                                 1.31%       0.89%        2.20%         1.15%       1.10%        2.25%
-------------------------------------------------------------------------------------   -----------------------------------
    4020    Diversified Financials                2.13%       1.64%        3.76%         4.84%       5.03%        9.87%
-------------------------------------------------------------------------------------   -----------------------------------
    4030    Insurance                             1.34%       0.88%        2.22%         1.60%       1.96%        3.56%
-------------------------------------------------------------------------------------   -----------------------------------
    4040    Real Estate                           1.21%       1.02%        2.23%         1.21%       1.02%        2.23%
-------------------------------------------------------------------------------------   -----------------------------------
    4510    Software & Services                   3.77%       2.05%        5.82%         5.33%       3.13%        8.46%
-------------------------------------------------------------------------------------   -----------------------------------
    4520    Technology Hardware & Equipment       3.05%       1.65%        4.70%         3.58%       2.34%        5.92%
-------------------------------------------------------------------------------------   -----------------------------------
    4530    Semiconductors & Semiconductor Equip. 3.76%       1.64%        5.40%         4.48%       2.46%        6.94%
-------------------------------------------------------------------------------------   -----------------------------------
    5010    Telecommunication Services            1.71%       0.99%        2.70%         2.98%       2.94%        5.92%
-------------------------------------------------------------------------------------   -----------------------------------
    5510    Utilities                             0.84%       0.51%        1.35%         0.84%       0.51%        1.35%
-------------------------------------------------------------------------------------   -----------------------------------

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:


---------------------------------- ------------------------------- ------------------------------------------------
CHARACTERISTICS                    ANNUAL STOCK PRICE VOLATILITY   PREMIUM
---------------------------------- ------------------------------- ------------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award will count as 1.5 option
                                                                   shares
---------------------------------- ------------------------------- ------------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award will count as 2.0 option
                                                                   shares
---------------------------------- ------------------------------- ------------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award will count as 4.0 option
                                                                   shares
---------------------------------- ------------------------------- ------------------------------------------------


POOR PAY PRACTICES
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

          o Egregious employment contracts including excessive severance provisions (e.g., those containing multi-year guarantees for bonuses and grants);

          o Excessive perks that dominate compensation (e.g. tax gross-ups for personal use of corporate aircraft);

          o Huge bonus payouts without justifiable performance linkage or proper disclosure;

          o Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

          o Egregious pension/SERP (Supplemental Executive Retirement Plans) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

          o    New  CEO  awarded  an  overly   generous  hiring  package  (e.g.,
               including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

          o Excessive severance provisions (e.g., including excessive change in control payments);

          o Change in control payouts without loss of job or substantial diminution of job duties;

          o    Internal pay disparity;

          o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING  PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

o
Director stock ownership guidelines with a minimum of three times the annual cash retainer.

          o    Vesting  schedule  or  mandatory  holding/deferral  period:

               - A minimum vesting of three years for stock options or restricted stock; or
               - Deferred stock payable at the end of a three-year deferral period.

          o    Mix between cash and equity:

               - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
               - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

          o No retirement/benefits and perquisites provided to non-employee directors; and o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

          o    Purchase price is at least 85 percent of fair market value;
          o    Offering period is 27 months or less; and
          o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

          o    Purchase price is less than 85 percent of fair market value; or
          o    Offering period is greater than 27 months; or
          o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

          o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
          o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary; o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
          o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED
COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

          o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
          o    Length of time of options backdating;
          o    Size of restatement due to options backdating;
          o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants; Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

          o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
          o Rationale for the repricing--was the stock price decline beyond management's control?;
          o    Is this a value-for-value exchange;
          o    Are surrendered stock options added back to the plan reserve?;
          o Option vesting--does the new option vest immediately or is there a black-out period?;
          o Term of the option--the term should remain the same as that of the replaced option;
          o    Exercise  price--should  be set at fair  market or a  premium  to market;
          o    Participation--executive   officers  and   directors   should  be
               excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.


Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote  FOR   non-employee   director   only   equity   plans   which   provide  a
dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

          o Executive officers and non-employee directors are excluded from participating;
          o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
          o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.


COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



OPTION REPRICING
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

          o the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;
          o the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and
          o the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:

          o What aspects of the company's annual and long -term equity incentive programs are performance driven?
          o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
          o Can shareholders assess the correlation between pay and performance based on the current disclosure?
          o What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

          o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

          o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.


SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

          o    The  triggering   mechanism  should  be  beyond  the  control  of
               management;

          o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

          o    Change-in-control payments should be double-triggered,  i.e.,

               (1)  after a change in control has taken place, and

               (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE RESPONSIBILITY
GENERALLY VOTE WITH MANAGEMENT ON THE FOLLOWING CORPORATE RESPONSIBILITY ISSUES:

CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS

DRUG PRICING

DRUG REIMPORTATION

GENETICALLY MODIFIED FOODS

HANDGUNS

HIV/AIDS

PREDATORY LENDING

TOBACCO

TOXIC CHEMICALS

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

CERES PRINCIPLES

CLIMATE CHANGE

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

ENVIRONMENTAL-ECONOMIC RISK REPORT

ENVIRONMENTAL REPORTS

GLOBAL WARMING

KYOTO PROTOCOL COMPLIANCE

LAND USE

NUCLEAR SAFETY

OPERATIONS IN PROTECTED AREAS

RECYCLING

RENEWABLE ENERGY

SUSTAINABILITY REPORT

GENERAL CORPORATE ISSUES
CHARITABLE/POLITICAL CONTRIBUTIONS

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

OUTSOURCING/OFFSHORING

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

MACBRIDE PRINCIPLES

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS

LANDMINES AND CLUSTER BOMBS

NUCLEAR WEAPONS

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

SPACED-BASED WEAPONIZATION

WORKPLACE DIVERSITY
BOARD DIVERSITY

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

GLASS CEILING

SEXUAL ORIENTATION

10. MUTUAL FUND PROXIES


ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals,  considering the following factors:

          o    Past performance as a closed-end fund;
          o    Market in which the fund invests;
          o    Measures  taken by the board to address the discount;  and
          o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS
Vote CASE-BY-CASE on proxy contests,  considering the following  factors:

          o    Past performance relative to its peers;
          o    Market in which fund invests;
          o    Measures taken by the board to address the issues;
          o Past shareholder activism, board activity, and votes on related proposals;
          o    Strategy of the incumbents versus the dissidents;
          o    Independence of directors;
          o    Experience and skills of director candidates;
          o    Governance profile of the company;
          o    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

          o    Proposed and current fee schedules;
          o    Fund category/investment objective;
          o    Performance benchmarks;
          o    Share price performance as compared with peers;
          o    Resulting fees relative to peers;
          o    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

          o    Stated specific financing purpose;
          o    Possible dilution for common shares;
          o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

          o    Potential competitiveness;
          o    Regulatory developments;
          o    Current and potential returns; and
          o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

          o    The fund's target investments;
          o    The reasons given by the fund for the change; and
          o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS
Vote CASE-BY-CASE on name change proposals, considering the following factors:

          o    Political/economic changes in the target market;
          o    Consolidation in the target market; and
          o    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

          o    Potential competitiveness;
          o    Current and potential returns;
          o    Risk of concentration;
          o    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors: o Strategies employed to salvage the company;

          o    The fund's past performance; o The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

          o    The degree of change implied by the proposal;
          o    The efficiencies that could result;
          o    The state of incorporation;
          o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

          o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
          o Removal of shareholder approval requirement for amendments to the new declaration of trust;
          o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
          o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
          o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
          o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on  re-incorporations,  considering the following  factors:
          o    Regulations of both states;
          o    Required fundamental policies of both states;
          o    The increased flexibility available.

AUTHORIZING  THE BOARD TO HIRE AND  TERMINATE  SUBADVISORS  WITHOUT  SHAREHOLDER
APPROVAL  Vote  AGAINST  proposals   authorizing  the  board  to  hire/terminate
subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

          o    Fees charged to comparably sized funds with similar objectives;
          o    The proposed distributor's reputation and past performance;
          o    The  competitiveness of the fund in the industry;
          o    The terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors: o Resulting fee structure;

          o    Performance of both funds;
          o    Continuity of management personnel;
          o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

          o    Performance of the fund's Net Asset Value (NAV);
          o    The fund's history of shareholder relations;
          o    The performance of other funds under the advisor's management.

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).



                    PPM America, Inc. Proxy Voting Guidelines
          PPM America Proxy Voting Guidelines v1.3 As amended 03/31/07
                             Last Reviewed 03/31/07

                                                               January 23, 2006

                               PUTNAM INVESTMENTS

                             PROXY VOTING PROCEDURES


INTRODUCTION AND SUMMARY

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition the policies include sub-advised US mutual funds and smaller separate accounts managed under `wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

PROXY COMMITTEE

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The heads of the Investment Division appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2    considers special proxy issues as they may from time to time arise.

PROXY VOTING ADMINISTRATION

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

3. manages the process of referring issues to portfolio managers for voting instructions.

4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7.   prepares and distributes reports required by Putnam clients.


PROXY VOTING GUIDELINES

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

PROXY VOTING REFERRALS

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The  portfolio  team  leader or  members  who have been  requested  to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.   Investment  professionals responding to referral requests must disclose any
     contacts  with  third   parties  other  than  normal   contact  with  proxy
     solicitation firms.

4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached
     Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

RECORDKEEPING

The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3.   Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                          EXHIBIT A TO PROXY PROCEDURES

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

These proxy voting policies are intended to be decision making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam's Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.  BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:


     A.   MATTERS RELATING TO THE BOARD OF DIRECTORS

          UNCONTESTED ELECTION OF DIRECTORS

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     >>   Putnam will WITHHOLD VOTES for the entire board of directors if:

          o    The board does not have a majority of independent directors,

          o The board does not have nominating, audit and compensation committees composed solely of independent directors,

          o The board has more than 19 members or fewer than FIVE members, absent special circumstances.

          o The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

          o The board adopted or renewed a shareholder rights plan (commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of compensation for services other than service as a director raises significant independence issues.

If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.

     >> Putnam will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     >> Putnam will WITHHOLD VOTES for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

     >> Putnam will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

     >> Putnam will WITHHOLD VOTES for any nominee for director who serves on more than five (5) unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.


     CLASSIFIED BOARDS

     >> Putnam will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

     CONTESTED ELECTIONS OF DIRECTORS

     >> Putnam will vote on a CASE-BY-CASE BASIS in contested elections of directors.


     B. EXECUTIVE COMPENSATION

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to executive compensation, except as follows:

     >> Putnam will vote FOR stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

     >> Putnam will vote AGAINST stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

     >> Putnam will vote AGAINST any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three
          (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

     >> Putnam will vote AGAINST stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     >> Putnam will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     >> Putnam will WITHHOLD votes for members of a Board of Directors which has approved compensation arrangements Putnam's portfolio teams have determined are grossly unreasonable at the next election at which such director is up for re-election. This list will normally be determined in an annual review of the issue in Putnam's investment division.

     >> Putnam will vote FOR employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

     >> Putnam will vote FOR Non-qualified Employee Stock Purchase Plans with all the following features:

          1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

          2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

          3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

          4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote AGAINST Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a CASE-BY-CASE basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

     C. CAPITALIZATION

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization.

     >> Putnam will vote FOR proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

     >> Putnam will vote FOR proposals to affect stock splits (excluding reverse stock splits.)

     >>   Putnam will vote FOR proposals authorizing share repurchase programs.


     D. ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER TRANSACTIONS

Putnam  will  vote on a  CASE-BY-CASE  BASIS on  business  transactions  such as
acquisitions,   mergers,   reorganizations   involving  business   combinations,
liquidations and sale of all or substantially all of a company's assets.

     E. ANTI-TAKEOVER MEASURES

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     >> Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve shareholder rights plans; and

     >> Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price provisions.


     F. OTHER BUSINESS MATTERS

Putnam will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     >> Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     >> Putnam will vote on a CASE-BY-CASE BASIS on proposals seeking to change a company's state of incorporation.

     >> Putnam will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

     >> Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for CASE-BY-CASE analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns one of the issues listed below, in which case the vote is on a case-by-case basis.

     US CAPITAL ISSUES

     1. Merger Acquisition/Acquisition
     2. Approve Recapitalization
     3. Approve restructuring
     4. Approve bankruptcy restructuring
     5. Approve liquidation
     6. Approve leveraged buyout
     7. Approve Spin-off

     NON-US

     1. Amend Articles regarding issuance of capital
     2. Amend articles - treasury shares
     3. Authorize creation of preferred stock
     4. Approve Issuance of preferred stock


II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

     >> Putnam will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     >> Putnam will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

     >> Putnam will vote FOR shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

     >> Putnam will vote FOR shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.


III. VOTING SHARES OF NON-US ISSUERS

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:

     >> Putnam will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

     >> Putnam will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     >> Putnam will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     >> Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

     >> Putnam will normally vote FOR management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).


Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

     (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

     (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

     (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.


     JAPAN

     A. MATTERS RELATING TO THE BOARD OF DIRECTORS

For companies that have established a U.S.-style corporate structure, Putnam will WITHHOLD VOTES for the entire board of directors if:

     o    the board does not have a majority of outside directors,

     o the board has not established nominating and compensation committees composed of a majority of outside directors, or

     o the board has not established an audit committee composed of a majority of independent directors.

Putnam will WITHHOLD VOTES for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

COMMENTARY:

BOARD STRUCTURE: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

DEFINITION OF OUTSIDE DIRECTOR AND INDEPENDENT DIRECTOR: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.


     B. ARTICLE AMENDMENTS

     >> Putnam will vote FOR article amendments seeking to adopt U.S.-Style "Board with Committees" Structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote AGAINST the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

     >> Putnam will vote AGAINST amendments to lower the quorum requirement. However, where the Putnam portfolio teams believe a company takes concrete steps to improve shareholder participation - such as releasing proxy materials early, holding the AGM on a day other than the peak date, and accepting proxy votes over the Internet - or where the company proposes to safeguard shareholder interests by appointing independent directors, Putnam may vote FOR lowering the quorum requirement.

     >> Putnam will vote FOR amendments to reduce director's term in office because Putnam supports annual elections for directors.

     >> Putnam will vote FOR amendments to extend internal auditors' term in office: Companies that choose to maintain the existing statutory auditor system must amend their articles to extend the internal auditors' term in office from three years to four years. This is one of several moves to strengthen the functioning of the board of internal auditors included in a recent amendment to the Commercial Code.

     >> Putnam will vote FOR requests to expand the board although this guideline may be overridden if the portfolio team concludes the expansion is clearly disproportionate to the growth in the scale of the business.

     >> Putnam will vote FOR amendments to introduce independent auditor provisions. Japanese law requires companies over a certain asset size to appoint an internal auditor board with at least three members, a majority of whom must be designated as independent. All major companies have already done this, but companies reaching the size threshold for the first time will need to amend their articles for this purpose.

     >> Putnam will vote on a CASE-BY-CASE BASIS on amendments to expand business lines.

     >> Putnam will vote FOR amendments that seek to clarify director authorities. This refers to the clarification of succession among board members in the event of death or incapacitation of a board member, usually the chairman or president; or to a clarification regarding which director shall convene and preside over board or shareholder meetings.

     >> Putnam will vote FOR amendments seeking to cancel year-end book closure. As Japan moves to an electronic share trading and settlement environment (JASDEC), the need to close share registers for up to a month at a time around record dates to clarify ownership is no longer necessary, as shares can be re-registered electronically in a matter of minutes.

     >>   Putnam  will  vote  FOR   amendments   seeking  to  introduce   JASDEC
          provisions. This allows the company to participate in Japan's automated trading and settlement system, shortening settlement times significantly. Newly-listed companies will frequently propose to introduce these provisions to their articles.

     >> Putnam will vote on a CASE-BY-CASE BASIS on granting the board the authority to repurchase shares at its discretion.


     C. COMPENSATION RELATED MATTERS

     >> Putnam will vote AGAINST option plans which allow the grant of options to suppliers, customers, and other outsiders.

     >>   Putnam will vote AGAINST stock option grants to  independent  internal
          statutory  auditors.   The  granting  of  stock  options  to  internal
          auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

     >> When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, Putnam will vote AGAINST payment, particularly as the size of these payments are at the discretion of the board.
          Putnam will also vote AGAINST payment of retirement bonuses to any statutory auditors who have been designated by the company as independent, regardless of the length of time they have served. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam's criteria, Putnam will vote AGAINST the entire item.


     D. OTHER BUSINESS MATTERS

     >> Putnam votes FOR mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

     >> Putnam will vote FOR the acquisition if it is between parent and wholly-owned subsidiary.

     >> Putnam will vote FOR the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged, and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders' ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

     >> Putnam will vote AGAINST proposals that authorize the board vary the AGM record date.

     >>   Putnam will vote FOR proposals to abolish the retirement  bonus system


     >> Putnam will vote FOR board-approved director/officer indemnification proposals

     >> Putnam will vote on a CASE-BY-CASE BASIS on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote FOR. When a private placement allows particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote AGAINST.

     >> Poison Pills: Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve shareholder rights plans (poison pills)

     KOREA

     Putnam will WITHHOLD VOTES for the entire board of directors if:

     o    the board does not have a majority of outside directors,

     o the board has not established a nominating committee composed of at least a majority of outside directors, or

     o the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

COMMENTARY: For purposes of these guideline, an "outside director" is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

     UNITED KINGDOM

     Putnam will WITHHOLD VOTES for the entire board of directors if:

     o    the  board  does  not  have  at  least  a  majority   of   independent
          non-executive directors,

     o the board has not established nomination committees composed of a majority of independent non-executive directors, or

     o the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

Putnam will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

COMMENTARY:

APPLICATION OF GUIDELINES: Although the UK's Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

DEFINITION OF INDEPENDENCE: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director's independence.

SMALLER COMPANIES: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

     CANADA

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers IN ACCORDANCE WITH THE GUIDELINES APPLICABLE TO U.S. ISSUERS.

COMMENTARY: Like the UK's Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Putnam will vote AGAINST the entire slate of director nominees, if the slate is bundled as one proposal, if Putnam would otherwise be WITHHOLDING from any one director nominee.

Putnam will vote AGAINST the directors in instances where the company has not disclosed the number of outside boards that directors sit on.


     HONG KONG

PROPOSAL: Request for authority to issue shares without preemptive rights up to 20 percent of current outstanding share capital. These annual requests are made because the company's authority to issue shares generally expires with the convening of the shareholder meeting.

Putnam will vote on a CASE-BY-CASE BASIS regarding the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. (This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.)

This policy supplements policies regarding share issuances as stated above under section III. VOTING SHARES OF NON-US ISSUERS.


     FRANCE, GERMANY

EMPLOYEE REPRESENTATIVES ON BOARDS

Disclosure is improving in certain countries, namely France and Germany, resulting in the ability to classify directors. As a result of this increased disclosure, a new designation of director called Employee Representative, has arisen.

In France, Employee Representatives are employed by the company and represent rank and file employees. These nominees are always elected by company shareholders. These nominees are counted separately from the total board members. (Example: the company would have 18 board members plus three employee representatives.)

In Germany, Employee Representatives may be employed by the Company or may be union representatives for employees. Due to statutory requirements, German companies are required to have a certain percentage of labor representatives on their board. The number of labor representatives is dependent upon the size of the board. (Example: The board contains 18 members, three percent are labor representatives.) Shareholders do not have the right to elect these representatives; they are elected by the labor union.

Putnam will consider these board representatives as "insiders."

                          EXHIBIT B TO PROXY PROCEDURES

           PROXY VOTE REFERRAL REQUEST: COMPANY XYZ, VOTE DUE X/X/XX


                              Proxy Recommendation

Company Name:  XYZ INC.

From:  Victoria Card       ext.  1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________. NO RESPONSE WILL INDICATE THAT THERE HAVE BEEN NONE.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:


     o    Please  indicate  FOR,   AGAINST  OR  ABSTAIN  for  each  agenda  item
          referenced below.

     o Please provide VOTE RATIONALE when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"


REFERRAL ITEMS:

1. [Description of item] Rationale: ___________

Proxy Service Analysis:

                          EXHIBIT C TO PROXY PROCEDURES

                               PUTNAM INVESTMENTS
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM

1.   COMPANY NAME:____________________________________________

2.   DATE OF MEETING: ___________________________________________

3.   REFERRAL ITEM(S): ____________________________________________

4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST:________________________________

5. DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST: INVESTMENT PROFESSIONAL WHO WAS SOLICITED TO PROVIDE A RECOMMENDATION WAS ADVISED THAT THE RECOMMENDATION MUST BE PROVIDED WITHOUT REGARD TO ANY CLIENT OR OTHER BUSINESS RELATIONSHIP BETWEEN PUTNAM AND THE COMPANY. IN ADDITION, PUTNAM HAS MADE ARRANGEMENTS THAT, UNLESS AUTHORIZED BY PUTNAM'S LEGAL AND COMPLIANCE DEPARTMENT, CONTACTS FROM OUTSIDE PARTIES, EXCEPT FOR REPRESENTATIVES OF THE ISSUING COMPANY, WITH RESPECT TO REFERRAL ITEMS WILL BE HANDLED BY PUTNAM'S LEGAL AND COMPLIANCE DEPARTMENT TO PREVENT ANY INFLUENCE ON THE INVESTMENT PROCESS. IN THE CASE OF CONTACT BETWEEN PUTNAM INVESTMENT PROFESSIONALS AND REPRESENTATIVES OF ISSUING COMPANIES, ANY SUCH CONTACT WILL BE DOCUMENTED AND INCLUDED IN THE PROXY VOTING FILES.

6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:
     ___________________________________________________________________________

--------------------------------------------------------------------------------

     CERTIFICATION

     The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

     -------------------------------
     Name:  Victoria R. Card
     Title:  Vice President, Manager, Proxy Voting

                           FIDELITY FUND PROXY VOTING
                                   GUIDELINES
                          AS ADOPTED BY PYRAMIS GLOBAL
                                    ADVISORS
                                  FEBRUARY 2006

I.   General Principles

A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals will generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II. Definitions (as used in this document)

A. Large capitalization company - a company included in the Russell 1000 stock index.

B. Small capitalization company - a company not included in the Russell 1000 stock index.

C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

D. Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III. Directors

A. Incumbent Directors FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:

     1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

          With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

          a.   The poison pill includes a sunset provision of less than 5 years;

          b. The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

          c. Shareholder approval is required to reinstate the poison pill upon expiration.

          FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

     2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as:

          (i)  whether the company used an independent  compensation  committee;
               and

          (ii) whether   the   compensation    committee   engaged   independent
               compensation consultants.

     5. The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR's guidelines and management of the company has failed to act on that commitment.

B.   Indemnification

     FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

C.   Independent Chairperson

     FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.   Majority Director Elections

     FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

IV.  Compensation

A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards) FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

     1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

     2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

          However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

          a. The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

          b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

     3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

     4. The granting of awards to non-employee directors is subject to management discretion.

     5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

     1. The shares are granted by a compensation committee composed entirely of independent directors; and

     2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B.   Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

     1.   Whether the proposal excludes senior management and directors;

     2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

     3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

     4. The company's relative performance compared to other companies within the relevant industry or industries;

     5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

     6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.   Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value. D. Employee Stock Ownership Plans (ESOPs) FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control. E. Executive Compensation FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.   Anti-Takeover Plans

FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

B.   The anti-takeover plan includes the following:

     1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

     2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

     3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

     4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

     5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

D. It is a fair price amendment that considers a two-year price history or less. FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.  Capital Structure / Incorporation

A.   Increases in Common Stock

FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

B.   New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C.   Cumulative  Voting Rights FMR will generally vote in favor of  introduction
     and  against   elimination  of  cumulative  voting  rights  where  this  is determined to enhance portfolio interests of minority shareholders.

D. Acquisition or Business Combination Statutes FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors

A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII. Other

A. Voting Process FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

B. Regulated Industries Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

                        TEMPLETON GLOBAL ADVISORS LIMITED

                       PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Global Advisors Limited (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a
wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

     1.   The issuer is a client of Investment Manager or its affiliates;

     2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

     3. The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

     4. An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

     5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

     6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a
U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment
Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

     5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

     8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

     10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

     11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

     13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

     14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15.  At least annually, the Proxy Group will verify that:

          o All annual proxies for the securities held by Advisory Clients have been received;

          o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

          o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

          o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.CA no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.


As of  January 3, 2007

                          T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                  PROXY VOTING POLICIES AND PROCEDURES


RESPONSIBILITY TO VOTE PROXIES

     T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

     T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

     FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS.  One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

     PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

     INVESTMENT SERVICES GROUP. The Investment Services Group ("INVESTMENT SERVICES GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

     PROXY ADMINISTRATOR. The Investment Services Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

     In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price occasionally deviates from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

     T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request. VOTE DETERMINATION

     ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

     ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

o ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

o EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis,
     T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members as well the CEO or even the entire board.

o MERGERS AND ACQUISITIONS - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

o SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social, environmental and corporate responsibility issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

     o    Corporate environmental practices;

     o    Employment practices and employment opportunity;

     o    Military, nuclear power and related energy issues;

     o    Tobacco, alcohol, infant formula and safety in advertising practices;

     o    Economic conversion and diversification;

     o    International labor practices and operating policies;

     o    Genetically-modified foods; and

     o    Animal rights.

     T. Rowe Price may support the following well-targeted shareholder proposals that call for enhanced disclosure and/or policy changes by companies where relevant to their business:

     o    Political contributions/activities;

     o    Climate change and global warning; and

     o    Board diversity and sexual orientation employment policies.

     GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

     VOTES AGAINST COMPANY MANAGEMENT - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

     INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

     DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

     SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the potential loss of liquidity in the blocked shares.

     SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

     Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's Governance Analytics system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

     On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

     Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

     SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

     Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

     T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       Wellington Management Company, llp
                      Global Proxy Policies and Procedures

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INTRODUCTION                        Wellington Management Company, llp
                                    ("Wellington Management") has adopted and
                                    implemented policies and procedures that it
                                    believes are reasonably designed to ensure
                                    that proxies are voted in the best economic
                                    interests of its clients around the world.

                                    Wellington Management's Proxy Voting
                                    Guidelines (the Guidelines), which are
                                    incorporated by reference to these GLOBAL
                                    PROXY POLICIES AND PROCEDURES, set forth the sets of guidelines that Wellington
                                    Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion.
                                    While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.


STATEMENT OF POLICIES As a matter of policy, Wellington Management:

                                    1
                                    Takes responsibility for voting client
                                    proxies only upon a client's written
                                    request.

                                    2
                                    Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

                                    3
                                    Develops and maintains broad guidelines
                                    setting out positions on common proxy
                                    issues, but also considers each proposal in
                                    the context of the issuer, industry, and
                                    country or countries in which its business
                                    is conducted.

                                    4
                                    Evaluates all factors it deems relevant when
                                    considering a vote, and may determine in
                                    certain instances that it is in the best
                                    interest of one or more clients to refrain
                                    from voting a given proxy ballot.



                                    5
                                    Identifies and resolves all material
                                    proxy-related conflicts of interest between
                                    the firm and its clients in the best
                                    interests of the client.

                                    6
                                    Believes that sound corporate governance
                                    practices can enhance shareholder value and
                                    therefore encourages consideration of an
                                    issuer's corporate governance as part of the
                                    investment process.

                                    7
                                    Believes that proxy voting is a valuable
                                    tool that can be used to promote sound
                                    corporate governance to the ultimate benefit
                                    of the client as shareholder.

                                    8
                                    Provides all clients, upon request, with
                                    copies of these GLOBAL PROXY POLICIES AND
                                    PROCEDURES, the Proxy Voting Guidelines, and
                                    related reports, with such frequency as
                                    required to fulfill obligations under
                                    applicable law or as reasonably requested by
                                    clients.

                                    9
                                    Reviews regularly the voting record to
                                    ensure that proxies are voted in accordance
                                    with these GLOBAL PROXY POLICIES AND
                                    PROCEDURES and the set of Proxy Voting
                                    Guidelines selected by the client from those
                                    provided by Wellington Management; and
                                    ensures that procedures, documentation, and
                                    reports relating to the voting of proxies
                                    are promptly and properly prepared and
                                    disseminated.


RESPONSIBILITY AND                  Wellington Management has a Corporate Governance Committee,
OVERSIGHT                           established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's
                                    written GLOBAL PROXY POLICIES AND PROCEDURES
                                    and its Proxy Voting Guidelines, and for
                                    providing advice and guidance on specific
                                    proxy votes for individual issuers. The
                                    firm's Legal Services Department monitors
                                    regulatory requirements with respect to
                                    proxy voting on a global basis and works
                                    with the Corporate Governance Committee to
                                    develop policies that implement those
                                    requirements. Day-to-day administration of
                                    the proxy voting process at Wellington
                                    Management is the responsibility of the
                                    Corporate Governance Group within the
                                    Corporate Operations Department. In
                                    addition, the Corporate Governance Group
                                    acts as a resource for portfolio managers
                                    and research analysts on proxy matters, as
                                    needed.






STATEMENT                           OF PROCEDURES Wellington Management has in
                                    place certain procedures for implementing
                                    its proxy voting policies.


GENERAL PROXY VOTING                AUTHORIZATION TO VOTE
                                    Wellington Management will vote only those
                                    proxies for which its clients have
                                    affirmatively delegated proxy-voting
                                    authority.

                                    RECEIPT OF PROXY
                                    Proxy materials from an issuer or its
                                    information agent are forwarded to
                                    registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington
                                    Management or its voting agent. Wellington
                                    Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                                    RECONCILIATION
                                    To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

                                    RESEARCH
                                    In addition to proprietary investment
                                    research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                    PROXY VOTING
                                    Following the reconciliation process, each proxy is compared against the set of Proxy
                                    Voting Guidelines selected by the client, and handled as follows:

                                    o Generally, issues for which explicit proxy
                                      voting guidance is provided in the Proxy
                                      Voting Guidelines (I.E., "For", "Against",
                                      "Abstain") are reviewed by the Corporate
                                      Governance Group and voted in accordance with the Proxy Voting Guidelines.

                                    o Issues identified as "case-by-case" in the
                                      Proxy Voting Guidelines are further
                                      reviewed by the Corporate Governance
                                      Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                                    o Absent a material conflict of interest,
                                      the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                                    MATERIAL CONFLICT OF INTEREST IDENTIFICATION
                                    AND RESOLUTION PROCESSES Wellington
                                    Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate
                                    Governance Committee sets standards for
                                    identifying material conflicts based on
                                    client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                                    If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full
                                    Corporate Governance Committee should
                                    convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


OTHER                               CONSIDERATIONS In certain instances,
                                    Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                    SECURITIES LENDING
                                    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general,
                                    Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances,
                                    Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                    SHARE BLOCKING AND RE-REGISTRATION
                                    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                    In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                    LACK OF ADEQUATE INFORMATION, UNTIMELY
                                    RECEIPT OF PROXY MATERIALS, OR EXCESSIVE
                                    COSTS Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances.
                                    Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.


ADDITIONAL                          INFORMATION Wellington Management maintains
                                    records of proxies voted pursuant to Section
                                    204-2 of the Investment Advisers Act of 1940
                                    (the "Advisers Act"), the Employee
                                    Retirement Income Security Act of 1974, as
                                    amended ("ERISA"), and other applicable
                                    laws.

                                    Wellington Management's GLOBAL PROXY
                                    POLICIES AND PROCEDURES may be amended from time to time by Wellington Management.
                                    Wellington Management provides clients with a copy of its GLOBAL PROXY POLICIES AND
                                    PROCEDURES, including the Proxy Voting
                                    Guidelines, upon written request. In
                                    addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.


                                    Dated:  April 1, 2007

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                       Wellington Management Company, llp
                         Global Proxy Voting Guidelines

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INTRODUCTION                        Upon a client's written request, Wellington
                                    Management Company, llp ("Wellington
                                    Management") votes securities that are held
                                    in the client's account in response to
                                    proxies solicited by the issuers of such
                                    securities. Wellington Management
                                    established these GLOBAL PROXY VOTING
                                    GUIDELINES to document positions generally
                                    taken on common proxy issues voted on behalf
                                    of clients.

                                    These guidelines are based on Wellington
                                    Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients.
                                    Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these
                                    GLOBAL PROXY VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                                    Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The
                                    "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES                   COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                                    o Election of Directors: Case-by-Case
                                      Wellington Management believes that
                                      shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.



                                    o Classify Board of Directors:                                        Against
                                      We will also vote in favor of shareholder proposals seeking to declassify boards.

                                    o Adopt Director Tenure/Retirement Age (SP):                          Against

                                    o Adopt Director & Officer Indemnification:
                                      For We generally support director and
                                      officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

                                    o Allow Special Interest Representation to Board (SP):                Against

                                    o Require Board Independence: For Wellington
                                      Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

                                    o Require Key Board Committees to be
                                      Independent. For Key board committees are the Nominating, Audit, and Compensation
                                      Committees. Exceptions will be made, as
                                      above, in respect of local market
                                      conventions.

                                    o Require a Separation of Chair and CEO or
                                      Require a For Lead Director:

                                    o Approve Directors' Fees:                                            For

                                    o Approve Bonuses for Retiring Directors:                             Case-by-Case

                                    o Elect Supervisory Board/Corporate Assembly:                         For

                                    o Elect/Establish Board Committee:                                    For
                                    o Adopt Shareholder Access/Majority Vote on Election of               Case-by-Case
                                      Directors (SP):
                                      Wellington Management believes that the
                                      election of directors by a majority of
                                      votes cast is the appropriate standard for
                                      companies to adopt and therefore generally
                                      will support those proposals that seek to
                                      adopt such a standard. Our support for
                                      such proposals will extend typically to
                                      situations where the relevant company has
                                      an existing resignation policy in place
                                      for directors that receive a majority of
                                      "withhold" votes. We believe that it is
                                      important for majority voting to be
                                      defined within the company's charter and
                                      not simply within the company's corporate
                                      governance policy.

                                      Generally we will not support proposals
                                      that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (I.E., total votes ELIGIBLE to be cast as opposed to actually cast) standard.

                                    MANAGEMENT COMPENSATION

                                    o Adopt/Amend Stock Option Plans:                                     Case-by-Case

                                    o Adopt/Amend Employee Stock Purchase Plans:                          For

                                    o Approve/Amend Bonus Plans: Case-by-Case In
                                      the US, Bonus Plans are customarily
                                      presented for shareholder approval
                                      pursuant to Section 162(m) of the Omnibus
                                      Budget Reconciliation Act of 1992
                                      ("OBRA"). OBRA stipulates that certain
                                      forms of compensation are not
                                      tax-deductible unless approved by
                                      shareholders and subject to performance
                                      criteria. Because OBRA does not prevent
                                      the payment of subject compensation, we
                                      generally vote "for" these proposals.
                                      Nevertheless, occasionally these proposals are presented in a bundled form seeking
                                      162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

                                    o Approve Remuneration Policy:                                        Case-by-Case

                                    o Exchange Underwater Options:                                        Case-by-Case
                                      Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

                                    o Eliminate or Limit Severance Agreements
                                      (Golden Case-by-Case Parachutes): We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

                                    o Shareholder Approval of Future Severance
                                      Agreements Case-by-Case Covering Senior
                                      Executives (SP): We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof.
                                      But, we are also mindful of the board's
                                      need for flexibility in recruitment and
                                      retention and will therefore oppose
                                      limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

                                    o Expense Future Stock Options (SP):                                  For

                                    o Shareholder Approval of All Stock Option Plans (SP):                For

                                    o Disclose All Executive Compensation (SP):                           For



                                    REPORTING OF RESULTS

                                    o Approve Financial Statements:                                       For

                                    o Set Dividends and Allocate Profits:                                 For


                                    o Limit Non-Audit Services Provided by
                                      Auditors (SP): Case-by-Case We follow the guidelines established by the Public
                                      Company Accounting Oversight Board
                                      regarding permissible levels of non-audit fees payable to auditors.

                                    o Ratify Selection of Auditors and Set Their
                                      Fees: Case-by-Case Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

                                    o Elect Statutory Auditors:                                           Case-by-Case

                                    o Shareholder Approval of Auditors (SP):                              For


                                    SHAREHOLDER VOTING RIGHTS

                                    o Adopt Cumulative Voting (SP):                                       Against
                                      We are likely to support cumulative voting proposals at "controlled"
                                      companies (I.E., companies with a single majority shareholder), or at companies with two-tiered voting rights.

                                    o Shareholder Rights Plans Case-by-Case Also
                                      known as Poison Pills, these plans can
                                      enable boards of directors to negotiate
                                      higher takeover prices on behalf of
                                      shareholders. However, these plans also
                                      may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

                                      - We generally support plans that include:
                                      - Shareholder approval requirement
                                      - Sunset provision - Permitted bid feature
                                        (I.E., bids that are made for all shares
                                        and demonstrate evidence of financing must be submitted to a shareholder vote).

                                      Because boards generally have the
                                      authority to adopt shareholder rights
                                      plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

                                    o Authorize Blank Check Preferred Stock:                              Case-by-Case
                                      We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

                                    o Eliminate Right to Call a Special Meeting:                          Against

                                    o Increase Supermajority Vote Requirement:                            Against
                                      We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

                                    o Adopt Anti-Greenmail Provision:                                     For

                                    o Adopt Confidential Voting (SP):
                                      Case-by-Case We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

                                    o Remove Right to Act by Written Consent:                             Against


                                    CAPITAL STRUCTURE

                                    o Increase Authorized Common Stock:
                                      Case-by-Case We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

                                    o Approve Merger or Acquisition:                                      Case-by-Case

                                    o Approve Technical Amendments to Charter:                            Case-by-Case

                                    o Opt Out of State Takeover Statutes:                                 For

                                    o Authorize Share Repurchase:                                         For

                                    o Authorize Trade in Company Stock:                                   For

                                    o Approve Stock Splits:                                               Case-by-Case
                                      We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

                                    o Approve Recapitalization/Restructuring:                             Case-by-Case

                                    o Issue Stock with or without Preemptive Rights:                      For

                                    o Issue Debt Instruments:                                             Case-by-Case


                                    SOCIAL ISSUES

                                    o Endorse the Ceres Principles (SP):                                  Case-by-Case

                                    o Disclose Political and PAC Gifts (SP):
                                      Case-by-Case Wellington Management
                                      generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

                                    o Require Adoption of International Labor Organization's              Case-by-Case
                                      Fair Labor Principles (SP):

                                    o Report on Sustainability (SP):                                      Case-by-Case


                                    MISCELLANEOUS

                                    o Approve Other Business:                                             Against

                                    o Approve Reincorporation:                                            Case-by-Case

                                    o Approve Third-Party Transactions:                                   Case-by-Case




                                    Dated: April 1, 2007

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